UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-4108

                       Oppenheimer Variable Account Funds
                       ----------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
            ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                      Date of fiscal year end: December 31
                                               -----------

                      Date of reporting period: 12/31/2007
                                                ----------

ITEM 1. REPORTS TO STOCKHOLDERS.

DECEMBER 31, 2007

--------------------------------------------------------------------------------

      Oppenheimer                                                Management
      Strategic Bond Fund/VA                                    Commentaries
      A Series of Oppenheimer Variable Account Funds                and
                                                                Annual Report

--------------------------------------------------------------------------------

      MANAGEMENT COMMENTARIES

            Listing of Top Holdings

      ANNUAL REPORT                             [GRAPHIC]

            Fund Performance Discussion

            Listing of Investments

            Financial Statements

                                                [LOGO] OPPENHEIMERFUNDS(R)
                                                       The Right Way to Invest

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. For the 12-month period ended December 31, 2007, Oppenheimer Strategic Bond Fund/VA's Non-Service shares provided a total return of 9.69%. In comparison, the Fund's benchmark, the Lehman Brothers Aggregate Bond Index, provided a total return of 6.97% during the period.

      We attribute the Fund's strong results primarily to the Fund's international portfolio, where our emphasis on currencies and securities from emerging markets fared particularly well. U.S. high yield bonds produced less attractive returns, primarily due to economic and credit concerns arising from turmoil in the bond market's sub-prime mortgage sector, while U.S. government securities generally benefited from a "flight to quality" among investors.

      After several years of steady expansion, U.S. economic growth began to slow during 2007 when housing markets softened and consumers pared back on spending. Yet, corporate earnings remained strong and default rates among high yield bonds continued to hover near historical lows. A combination of robust global economic growth, moderating U.S. economic growth and persistent inflationary pressures kept the Federal Reserve Board (the "Fed") on the sidelines over the first half of the year, and the overnight federal funds rate stayed at 5.25%. As a result of these factors, U.S. government securities traded within a relatively narrow range, and high yield corporate bonds rallied through the spring of 2007.

      During the summer, however, a credit crisis in the U.S. sub-prime mortgage sector spread to other parts of the financial markets, causing investors to reassess their attitudes toward risk. A number of highly leveraged hedge funds were forced to liquidate even their more creditworthy holdings to raise cash for redemption requests and margin calls, leading to challenging liquidity conditions in several market sectors. As a result, high yield bonds erased many of their previous gains by year-end. Conversely, prices of U.S. Treasury securities rallied as investors engaged in a "flight to quality." The Fed intervened in the credit crisis with several reductions in key interest rates, including three cuts in the overnight federal funds rate, which ended the year at 4.25%.

      Market conditions in international markets diverged from those in the United States. Robust economic growth in Europe caused the European Central Bank to raise short-term interest rates early in the year, making yields from European bonds more attractive. Bond yields in many Latin American and Asian emerging markets also remained higher than those in the United States. These factors contributed to a steady deterioration in the value of the U.S. dollar, which further enhanced the attractiveness of assets denominated in foreign currencies. Over the summer, in the midst of the U.S. credit crisis, selling pressure increased in the non-government sectors of the international bond markets, leading to sharp declines during July and parts of August. However, international markets generally rebounded as investors recognized that credit problems among U.S. homeowners had little bearing on other parts of the world.

      Emerging-market bonds represented the primary contributors to the Fund's relative performance. In Latin America, Brazil produced attractive returns over most of the year as its government drew down debt, reduced budget deficits and became more a significant participant in world trade. In Eastern Europe, Turkey prospered through reforms designed to help it qualify for membership in the European Union. Among developed markets, we maintained relatively light exposure to Japan, where bond yields remained very low. Otherwise, we have attempted to diversify holdings across the developed nations of Europe. The Fund also benefited from unhedged currency exposure as the U.S. dollar continued to deteriorate relative to most foreign currencies.

      We maintained a slightly shorter-than-average duration posture with regard to U.S. Treasury securities over most of the reporting period, as narrow yield differences along the market's maturity range provided little incentive to incur the risks of longer-term bonds. However, because the Fund's U.S. government securities portfolio included an allocation to mortgage-backed securities, its performance suffered in the final months of the year due to spillover from the troubled sub-prime mortgage sector. In the high yield bond portfolio, an underweighted position helped the Fund weather market volatility, but an emphasis on longer-duration bonds from banks and other financial companies detracted from relative performance.

      As of year-end, we expect economic growth to remain stronger in international markets than in the United States. However, we are aware that some emerging markets already have posted impressive rallies, and to reduce risks we recently trimmed the Fund's positions in some emerging markets. U.S. government securities should hold up well if the Fed reduces short-term interest rates further. We are more cautious regarding high yield bonds, primarily because we


                     3 | OPPENHEIMER STRATEGIC BOND FUND/VA

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

expect default rates to rise in the event of a more severe economic slowdown. In our judgment, the Fund is well positioned for these developments. Indeed, enabling investors to participate in fixed-income opportunities wherever they arise is central to what makes Oppenheimer Strategic Bond Fund/VA part of THE RIGHT WAY TO INVEST.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2007. In the case of Non-Service shares, performance is measured over a ten-fiscal-year period. In the case of Service shares, performance is measured from inception of the Class on March 19, 2001. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assumed that all dividends and capital gains distributions were reinvested in additional shares.

      The Fund's performance is compared to the performance of the Lehman Brothers Aggregate Bond Index, an unmanaged index of U.S. corporate and government bonds, and to the Citigroup World Government Bond Index, an unmanaged index of debt securities of major foreign governments. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                     4 | OPPENHEIMER STRATEGIC BOND FUND/VA

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

NON-SERVICE SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Strategic Bond Fund/VA (Non-Service)
   Lehman Brothers Aggregate Bond Index
   Citigroup World Government Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                                 Citigroup World
             Oppenheimer Strategic Bond      Lehman Brothers     Government Bond
                Fund/VA (Non-Service)     Aggregate Bond Index         Index

12/31/1997             $10,000                   $10,000             $10,000
03/31/1998             $10,249                   $10,156             $10,079
06/30/1998             $10,330                   $10,393             $10,279
09/30/1998             $10,109                   $10,832             $11,135
12/31/1998             $10,290                   $10,869             $11,531
03/31/1999             $10,304                   $10,815             $11,085
06/30/1999             $10,304                   $10,720             $10,703
09/30/1999             $10,325                   $10,793             $11,188
12/31/1999             $10,580                   $10,779             $11,039
03/31/2000             $10,697                   $11,017             $11,058
06/30/2000             $10,766                   $11,209             $11,042
09/30/2000             $10,882                   $11,547             $10,752
12/31/2000             $10,859                   $12,033             $11,214
03/31/2001             $11,080                   $12,398             $10,873
06/30/2001             $10,991                   $12,468             $10,702
09/30/2001             $10,917                   $13,043             $11,468
12/31/2001             $11,385                   $13,049             $11,103
03/31/2002             $11,564                   $13,061             $10,924
06/30/2002             $11,617                   $13,543             $12,197
09/30/2002             $11,671                   $14,164             $12,668
12/31/2002             $12,233                   $14,387             $13,268
03/31/2003             $12,670                   $14,587             $13,680
06/30/2003             $13,442                   $14,952             $14,211
09/30/2003             $13,843                   $14,930             $14,491
12/31/2003             $14,443                   $14,977             $15,246
03/31/2004             $14,732                   $15,375             $15,530
06/30/2004             $14,461                   $15,000             $15,013
09/30/2004             $14,973                   $15,479             $15,506
12/31/2004             $15,696                   $15,627             $16,824
03/31/2005             $15,484                   $15,552             $16,390
06/30/2005             $15,957                   $16,020             $16,156
09/30/2005             $16,083                   $15,912             $15,974
12/31/2005             $16,115                   $16,007             $15,667
03/31/2006             $16,333                   $15,903             $15,603
06/30/2006             $16,103                   $15,891             $16,098
09/30/2006             $16,729                   $16,496             $16,331
12/31/2006             $17,321                   $16,700             $16,625
03/31/2007             $17,770                   $16,951             $16,817
06/30/2007             $18,009                   $16,863             $16,558
09/30/2007             $18,521                   $17,343             $17,751
12/31/2007             $19,000                   $17,864             $18,446

AVERAGE ANNUAL TOTAL RETURNS OF NON-SERVICE SHARES OF THE FUND AT 12/31/07

1-Year 9.69%     5-Year 9.21%     10-Year 6.63%

SERVICE SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Strategic Bond Fund/VA (Service)
   Lehman Brothers Aggregate Bond Index
   Citigroup World Government Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                                 Citigroup World
             Oppenheimer Strategic Bond      Lehman Brothers     Government Bond
                  Fund/VA (Service)       Aggregate Bond Index         Index

03/19/2001             $10,000                   $10,000             $10,000
03/31/2001             $ 9,914                   $10,000             $10,000
06/30/2001             $ 9,871                   $10,056             $ 9,843
09/30/2001             $ 9,784                   $10,520             $10,548
12/31/2001             $10,194                   $10,525             $10,212
03/31/2002             $10,326                   $10,535             $10,047
06/30/2002             $10,373                   $10,924             $11,218
09/30/2002             $10,419                   $11,425             $11,652
12/31/2002             $10,910                   $11,604             $12,203
03/31/2003             $11,287                   $11,766             $12,582
06/30/2003             $11,960                   $12,060             $13,070
09/30/2003             $12,284                   $12,043             $13,328
12/31/2003             $12,782                   $12,081             $14,022
03/31/2004             $13,022                   $12,402             $14,284
06/30/2004             $12,786                   $12,099             $13,808
09/30/2004             $13,231                   $12,485             $14,261
12/31/2004             $13,860                   $12,605             $15,473
03/31/2005             $13,656                   $12,544             $15,074
06/30/2005             $14,067                   $12,922             $14,859
09/30/2005             $14,204                   $12,835             $14,692
12/31/2005             $14,204                   $12,911             $14,410
03/31/2006             $14,404                   $12,827             $14,351
06/30/2006             $14,176                   $12,818             $14,806
09/30/2006             $14,718                   $13,306             $15,020
12/31/2006             $15,231                   $13,470             $15,291
03/31/2007             $15,593                   $13,673             $15,467
06/30/2007             $15,830                   $13,602             $15,229
09/30/2007             $16,243                   $13,989             $16,326
12/31/2007             $16,686                   $14,409             $16,965

AVERAGE ANNUAL TOTAL RETURNS OF SERVICE SHARES OF THE FUND AT 12/31/07

1-Year 9.55%     5-Year 8.87%     Since Inception (3/19/01) 7.84%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL US AT 1.800.981.2871. THE FUND'S TOTAL RETURNS SHOULD NOT BE EXPECTED TO BE THE SAME AS THE RETURNS OF OTHER FUNDS, WHETHER OR NOT BOTH FUNDS HAVE THE SAME PORTFOLIO MANAGERS AND/OR SIMILAR NAMES. THE FUND'S TOTAL RETURNS DO NOT INCLUDE THE CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT PRODUCTS THAT OFFER THIS FUND. SUCH PERFORMANCE WOULD HAVE BEEN LOWER IF SUCH CHARGES WERE TAKEN INTO ACCOUNT.


                     5 | OPPENHEIMER STRATEGIC BOND FUND/VA

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2007.

ACTUAL EXPENSES. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

------------------------------------------------------------------------------------------
                                     BEGINNING      ENDING              EXPENSES
                                     ACCOUNT        ACCOUNT             PAID DURING
                                     VALUE          VALUE               6 MONTHS ENDED
ACTUAL                               JULY 1, 2007   DECEMBER 31, 2007   DECEMBER 31, 2007
------------------------------------------------------------------------------------------
Non-Service Shares                   $ 1,000.00     $ 1,055.00           $ 2.85
------------------------------------------------------------------------------------------
Service Shares                         1,000.00       1,054.10             4.15

HYPOTHTICAL
(5% return before expenses)
------------------------------------------------------------------------------------------
Non-Service Shares                     1,000.00       1,022.43             2.81
------------------------------------------------------------------------------------------
Service Shares                         1,000.00       1,021.17             4.08

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended December 31, 2007 are as follows:

CLASS                   EXPENSE RATIOS
---------------------------------------
Non-Service Shares           0.55%
---------------------------------------
Service Shares               0.80

The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund's Manager that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
--------------------------------------------------------------------------------


                     6 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS  December 31, 2007
--------------------------------------------------------------------------------

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--1.7%
--------------------------------------------------------------------------------
Ace Securities Corp. Home
Equity Loan Trust Series 2005-
HE7, Asset-Backed Pass-Through
Certificates, Series 2005-HE7,
Cl. A2B, 5.045%, 11/25/35 1                      $      389,298   $     387,735
--------------------------------------------------------------------------------
Aesop Funding II LLC,
Automobile Asset-Backed
Certificates, Series 2005-1A,
Cl. A2, 5.009%, 4/20/09 1,2                             133,333         133,322
--------------------------------------------------------------------------------
Argent Securities Trust 2004-W8,
Asset-Backed Pass-Through
Certificates, Series 2004-W8,
Cl. A2, 5.345%, 5/25/34 1                               924,857         871,300
--------------------------------------------------------------------------------
Argent Securities Trust 2006-
M3, Asset-Backed Pass-Through
Certificates, Series 2006-M3,
Cl. A2B, 4.965%, 9/25/36 1                              530,000         511,871
--------------------------------------------------------------------------------
Argent Securities Trust 2006-W5,
Asset-Backed Pass-Through
Certificates, Series 2006-W5,
Cl. A2B, 4.965%, 5/26/36 1                              810,000         789,144
--------------------------------------------------------------------------------
BMW Vehicle Owner Trust
2006-A, Automobile Asset-
Backed Securities, Series 2006-A,
Cl. A2, 5.30%, 5/26/09                                  228,520         228,653
--------------------------------------------------------------------------------
Capital Auto Receivables Asset
Trust 2006-1, Automobile
Asset-Backed Securities, Series
2006-1, Cl. A3, 5.03%, 10/15/09                       3,217,943       3,220,135
--------------------------------------------------------------------------------
Capital One Prime Auto
Receivables Trust, Automobile
Asset-Backed Certificates,
Series 2005-1, Cl. A4,
5.048%, 4/15/11 1                                     8,120,000       8,090,517
--------------------------------------------------------------------------------
Centex Home Equity Loan Trust
2006-A, Asset-Backed Certificates,
Series 2006-A, Cl. AV2, 4.965%,
5/16/36 1                                             1,180,000       1,159,622
--------------------------------------------------------------------------------
Citibank Credit Card Issuance
Trust, Credit Card Receivable
Nts., Series 2001-A1, Cl. A1,
5.045%, 2/7/10 1                                      5,660,000       5,661,521
--------------------------------------------------------------------------------
Citigroup Mortgage Loan Trust,
Inc. 2005-WF2, Asset-Backed
Pass-Through Certificates, Series
2005-WF2, Cl. AF2, 4.922%,
8/25/35 1                                                 8,600           8,580
--------------------------------------------------------------------------------
Citigroup Mortgage Loan Trust,
Inc. 2006-WFH3, Asset-Backed
Pass-Through Certificates, Series
2006-WFH3, Cl. A2, 4.965%,
10/31/36 1                                              730,000         695,295

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
--------------------------------------------------------------------------------
CWABS Asset-Backed Certificates
Trust 2005-16, Asset-Backed
Certificates, Series 2005-16,
Cl. 2AF2, 5.382%, 5/25/36 1                      $    1,530,000   $   1,474,687
--------------------------------------------------------------------------------
CWABS Asset-Backed Certificates
Trust 2005-17, Asset-Backed
Certificates:
Series 2005-17, Cl.
1AF1, 5.096%, 5/25/36 1                                  82,395          82,271
Series 2005-17, Cl. 1AF2, 5.363%,
5/25/36 1                                               250,000         248,086
--------------------------------------------------------------------------------
CWABS Asset-Backed Certificates
Trust 2006-25, Asset-Backed
Certificates, Series 2006-25, Cl.
2A2, 4.985%, 12/25/29 1                               1,050,000         982,801
--------------------------------------------------------------------------------
DaimlerChrysler Auto Trust,
Automobile Loan Pass-Through
Certificates, Series 2006-C, Cl. A2,
5.33%, 5/8/09                                           438,624         439,009
--------------------------------------------------------------------------------
Embarcadero Aircraft
Securitization Trust, Airplane
Receivable Nts., Series 2000-A,
Cl. B, 8/15/25 3,4,5                                  1,820,063          18,201
--------------------------------------------------------------------------------
First Franklin Mortgage Loan
Trust 2005-FF10, Mtg.
Pass-Through Certificates,
Series 2005-FF10,
Cl. A3, 5.075%, 11/25/35 1                            1,068,718       1,061,972
--------------------------------------------------------------------------------
First Franklin Mortgage Loan
Trust 2006-FF10, Mtg.
Pass-Through Certificates,
Series 2006-FF10, Cl. A3, 4.955%,
7/25/36 1                                             1,000,000         953,637
--------------------------------------------------------------------------------
First Franklin Mortgage Loan
Trust 2006-FF5, Mtg.
Pass-Through Certificates, Series
2006-FF5, Cl. 2A1, 4.915%, 5/15/36 1                    206,975         204,763
--------------------------------------------------------------------------------
First Franklin Mortgage Loan
Trust 2006-FF9, Mtg.
Pass-Through Certificates, Series
2006-FF9, Cl. 2A2, 4.975%, 7/7/36 1                     430,000         410,469
--------------------------------------------------------------------------------
Harley-Davidson Motorcycle
Trust, Motorcycle Receivable
Nts., Series 2007-3, Cl. A3, 5.378%,
6/15/12 1,5                                           1,500,000       1,493,426
--------------------------------------------------------------------------------
Household Home Equity Loan
Trust, Home Equity Loan
Pass-Through Certificates:
Series 2005-3, Cl. A1, 5%, 1/20/35 1                    282,334         275,916
Series 2006-4, Cl. A2V, 5.059%,
3/20/36 1                                               440,000         414,583


                     7 | OPPENHEIMER STRATEGIC BOND FUND/VA

STAEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
--------------------------------------------------------------------------------
Ice Em CLO, Collateralized Loan
Obligations:
Series 2007-1A, Cl. B,
7.10%, 8/15/22 1,5                               $    7,870,000   $   6,689,500
Series 2007-1A, Cl. C, 8.40%,
8/15/22 1,5                                           5,270,000       4,479,500
Series 2007-1A, Cl. D, 10.40%,
8/15/22 1,5                                           5,270,000       4,479,500
--------------------------------------------------------------------------------
Lehman XS Trust, Mtg.
Pass-Through Certificates:
Series 2005-10, Cl. 2A3B,
5.55%, 1/25/36                                          327,515         328,104
Series 2005-2, Cl. 2A1B, 5.18%,
8/25/35 1                                               197,511         198,125
Series 2005-4, Cl. 2A1B, 5.17%,
10/25/35                                                176,950         177,227
--------------------------------------------------------------------------------
Mastr Asset-Backed Securities
Trust 2006-WMC3, Mtg.
Pass-Through Certificates,
Series 2006-WMC3, Cl. A3,
4.965%, 8/25/36 1                                     1,310,000       1,224,401
--------------------------------------------------------------------------------
NC Finance Trust, CMO
Pass-Through Certificates,
Series 1999-I, Cl. ECFD, 0.491%,
1/25/29 5,23                                             66,744          11,346
--------------------------------------------------------------------------------
Option One Mortgage Loan
Trust, Asset-Backed Certificates,
Series 2006-2, Cl. 2A2, 4.965%, 7/1/36 1              3,480,000       3,388,701
--------------------------------------------------------------------------------
Popular ABS Mortgage
Pass-Through Trust 2005-6,
Mtg. Pass-Through Certificates,
Series 2005-6, Cl. A3, 5.68%,
1/25/36 1                                               400,000         396,584
--------------------------------------------------------------------------------
RAMP Series 2006-RS4 Trust,
Mtg. Asset-Backed Pass-Through
Certificates, Series 2006-RS4,
Cl. A1, 4.945%, 7/25/36 1                               248,487         244,049
--------------------------------------------------------------------------------
RASC Series 2006-KS7 Trust:
Home Equity Mtg. Asset-Backed
Pass-Through Certificates, Series
2006-KS7, Cl. A1, 4.839%, 9/25/36 1                   4,384,639       4,346,791
Home Equity Mtg. Asset-Backed
Pass-Through Certificates, Series
2006-KS7, Cl. A2, 4.965%, 9/25/36 1                   1,070,000       1,046,629
--------------------------------------------------------------------------------
Specialty Underwriting &
Residential Finance Trust, Home
Equity Asset-Backed Obligations:
Series 2005-BC3, Cl. A2B, 5.115%,
6/25/36 1                                             1,160,650       1,157,253
Series 2006-BC1, Cl. A2B, 5.015%,
12/25/36 1                                            1,000,000         976,190
--------------------------------------------------------------------------------
Start CLO Ltd., Asset-Backed
Credit Linked Securities, Series
2006-3A, Cl. F, 22.151%, 6/7/11 1,5                     950,000         921,500

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
--------------------------------------------------------------------------------
Structured Asset Investment Loan
Trust, Mtg. Pass-Through
Certificates, Series 2006-2,
Cl. A1, 4.925%, 4/25/36 1                        $      480,683   $     477,494
--------------------------------------------------------------------------------
Structured Asset Securities Corp.,
Mtg. Pass-Through Certificates,
Series 2005-4XS, Cl. 3A1, 5.18%,
3/26/35                                                  80,382          80,472
--------------------------------------------------------------------------------
Taganka Car Loan Finance plc,
Automobile Asset-Backed
Certificates, Series 2006-1A, Cl. C,
8.403%, 11/14/13 1,5                                    655,000         635,350
--------------------------------------------------------------------------------
Wells Fargo Home Equity
Asset-Backed Securities 2006-2
Trust, Home Equity Asset-Backed
Certificates, Series 2006-2,
Cl. A2, 4.965%, 7/25/36 1                             1,000,000         974,609
                                                                  --------------
Total Asset-Backed Securities
(Cost $66,277,199)                                                   62,050,841

--------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--23.8%
--------------------------------------------------------------------------------
GOVERNMENT AGENCY--20.4%
--------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED--20.1%
Federal Home Loan Mortgage
Corp.:
4.50%, 12/15/18-7/15/19                               3,915,554       3,851,111
5%, 9/15/33                                           3,410,742       3,333,484
5.50%, 5/1/34                                        18,132,981      18,119,666
6%, 5/15/18-3/15/33                                   6,008,530       6,132,913
6.50%, 3/15/18-6/15/35                                6,921,810       7,165,013
7%, 3/15/31-10/15/31                                    474,170         497,646
7.50%, 4/25/36                                        1,511,976       1,618,898
11%, 11/15/14                                             5,213           5,361
--------------------------------------------------------------------------------
Federal Home Loan Mortgage
Corp., CMO Gtd. Multiclass Mtg.
Participation Certificates:
Series 1897, Cl. K, 7%, 9/15/26                       3,350,903       3,482,392
Series 2410, Cl. PF, 6.008%,
2/15/32 1,6                                           3,444,225       3,524,717
Series 2453, Cl. BD, 6%, 5/15/17                        297,779         307,731
Series 2736, Cl. DB, 3.30%, 11/15/26                  3,786,130       3,721,012
Series 2934, Cl. NA, 5%, 4/15/24                      1,243,918       1,246,020
Series 3105, Cl. BD, 5.50%, 1/15/26                   1,500,000       1,528,128
--------------------------------------------------------------------------------
Federal Home Loan Mortgage
Corp., Gtd. Real Estate Mtg.
Investment Conduit Multiclass
Pass-Through Certificates:
Series 1360, Cl.PZ, 7.50%, 9/15/22                    1,827,597       1,946,488
Series 151, Cl. F, 9%, 5/15/21                           45,590          45,513
Series 1674, Cl. Z, 6.75%, 2/15/24                    1,362,650       1,440,276
Series 2002-66, Cl. FG, 5.865%,
9/25/32 1                                             2,454,154       2,479,324


                     8 | OPPENHEIMER STRATEGIC BOND FUND/VA

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
--------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal Home Loan Mortgage
Corp., Gtd. Real Estate Mtg.
Investment Conduit Multiclass
Pass-Through Certificates: Continued
Series 2002-84, Cl. FB, 5.865%,
12/25/32 1                                       $    2,454,086   $   2,476,826
Series 2003-11, Cl. FA, 5.865%,
9/25/32 1                                             2,449,476       2,473,857
Series 2006-11, Cl. PS, 6.728%,
3/25/36 1                                               798,894         886,752
Series 2043, Cl. ZP, 6.50%, 4/15/28                     963,079       1,000,864
Series 2055, Cl. ZM, 6.50%, 5/15/28                     169,255         175,013
Series 2080, Cl. Z, 6.50%, 8/15/28                      108,608         113,311
Series 2106, Cl. FG, 5.478%,
12/15/28 1                                            2,403,135       2,408,800
Series 2116, Cl. ZA, 6%, 1/15/29                      1,084,396       1,115,723
Series 2122, Cl. F, 5.478%, 2/15/29 1                    78,490          78,409
Series 2135, Cl. OH, 6.50%, 3/15/29                   1,384,836       1,452,797
Series 2148, Cl. ZA, 6%, 4/15/29                      2,340,338       2,386,424
Series 2173, Cl. Z, 6.50%, 7/15/29                      825,135         866,642
Series 2195, Cl. LH, 6.50%, 10/15/29                  1,004,637       1,040,819
Series 2326, Cl. ZP, 6.50%, 6/15/31                     173,354         181,532
Series 2344, Cl. FP, 5.978%, 8/15/31 1                  727,916         735,659
Series 2351, Cl. PZ, 6.50%, 8/15/31                   1,191,048       1,233,236
Series 2368, Cl. PR, 6.50%, 10/15/31                    698,475         731,844
Series 2412, Cl. GF, 5.978%, 2/15/32 1                1,698,579       1,733,304
Series 2435, Cl. EQ, 6%, 5/15/31                      1,716,232       1,741,406
Series 2449, Cl. FL, 5.578%, 1/15/32 1                  960,373         970,056
Series 2451, Cl. FD, 6.028%, 3/15/32 1                  529,650         540,529
Series 2461, Cl. PZ, 6.50%, 6/15/32                   1,656,911       1,731,869
Series 2464, Cl. FI, 6.028%, 2/15/32 1                  550,636         559,372
Series 2470, Cl. AF, 6.028%, 3/15/32 1                  909,066         931,470
Series 2470, Cl. LF, 6.028%, 2/15/32 1                  563,496         573,952
Series 2471, Cl. FD, 6.028%, 3/15/32 1                1,014,720       1,033,099
Series 2477, Cl. FZ, 5.578%, 6/15/31 1                2,083,661       2,104,514
Series 2500, Cl. FD, 5.528%, 3/15/32 1                   52,579          52,637
Series 2517, Cl. GF, 6.028%, 2/15/32 1                  489,931         498,998
Series 2526, Cl. FE, 5.428%, 6/15/29 1                   77,865          77,672
Series 2551, Cl. FD, 5.428%, 1/15/33 1                   60,277          60,545
Series 2641, Cl. CE, 3.50%, 9/15/25                     831,138         820,307
Series 2676, Cl. KY, 5%, 9/15/23                      3,843,000       3,738,002
Series 2691, Cl. MG, 4.50%,
10/15/33                                              6,806,400       6,211,687
Series 2727, Cl. UA, 3.50%,
10/15/22                                                401,673         398,508
Series 2750, Cl. XG, 5%, 2/1/34                       6,037,000       5,651,702
Series 2777, Cl. PJ, 4%, 5/15/24                        426,882         424,357
Series 2890, Cl. PE, 5%, 11/1/34                      6,120,000       5,795,957
Series 2936, Cl. PE, 5%, 2/1/35                       4,858,000       4,577,147
Series 2939, Cl. PE, 5%, 2/15/35                      1,585,000       1,495,826
Series 3025, Cl. SJ, 6.316%, 8/15/35 1                  994,828       1,131,995
Series 3035, Cl. DM, 5.50%, 11/15/25                  3,845,567       3,873,492
Series 3094, Cl. HS, 5.949%, 6/15/34 1                  551,265         601,410
Series 3138, Cl. PA, 5.50%, 2/15/27                   5,395,048       5,459,468

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
--------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal Home Loan Mortgage
Corp., Interest-Only Stripped
Mtg.-Backed Security:
Series 177, Cl. IO, 5.715%, 7/1/26 7             $      199,942   $      45,072
Series 192, Cl. IO, 8.088%, 2/1/28 7                     52,088          12,641
Series 200, Cl. IO, 7.17%, 1/1/29 7                      62,955          14,631
Series 2003-13, Cl. IO, 7.995%,
3/25/33 7                                             1,134,526         255,836
Series 2003-26, Cl. DI, 9.526%,
4/25/33 7                                               910,588         189,854
Series 205, Cl. IO, 2.72%, 9/1/29 7                     268,713          63,288
Series 2074, Cl. S, 3.027%, 7/17/28 7                    67,200           7,502
Series 2079, Cl. S, 2.872%, 7/17/28 7                   107,625          12,764
Series 208, Cl. IO, (23.489)%,
6/1/30 7                                                299,601          67,098
Series 2136, Cl. SG, 17.406%,
3/15/29 7                                             2,887,223         269,438
Series 216, Cl. IO, 9.04%, 12/1/31 7                    291,545          70,641
Series 2177, Cl. S, 9.249%, 8/15/29 7                 3,192,921         320,533
Series 224, Cl. IO, 5.645%, 3/1/33 7                  1,386,272         325,412
Series 2399, Cl. SG, 4.671%,
12/15/26 7                                            1,754,941         182,378
Series 243, Cl. 6, 15.199%, 12/15/32 7                  855,690         180,521
Series 2437, Cl. SB, 11.164%,
4/15/32 7                                             4,943,263         431,875
Series 2526, Cl. SE, (1.023)%,
6/15/29 7                                               145,574           9,805
Series 2802, Cl. AS, 5.232%,
4/15/33 7                                             1,440,437          97,235
Series 2920, Cl. S, (4.89)%, 1/15/35 7                1,178,170          83,785
Series 2989, Cl. TS, 7.582%,
6/15/25 7                                            26,213,014       2,082,299
Series 3000, Cl. SE, 10.658%,
7/15/25 7                                             1,370,253          73,498
Series 3110, Cl. SL, 24.356%,
2/15/26 7                                               759,958          38,838
--------------------------------------------------------------------------------
Federal Home Loan Mortgage
Corp., Principal-Only Stripped
Mtg.-Backed Security, Series 192,
Cl. PO, 7.631%, 2/1/28 8                                 52,088          41,194
--------------------------------------------------------------------------------
Federal National Mortgage Assn.:
4.50%, 5/25/18-8/25/20                               38,644,965      38,029,961
4.50%, 6/25/18 6                                      3,193,606       3,143,261
5%, 12/25/17-8/25/34                                113,983,701     112,437,137
5%, 4/25/18 9                                        14,586,660      14,625,410
5%, 1/1/37 10                                        22,028,000      21,494,504
5.296%, 10/1/36                                      27,859,280      28,062,766
5.50%, 4/25/21-11/1/34                              132,360,401     132,554,294
5.50%, 12/25/32 6                                    40,664,385      40,743,145
5.50%, 1/1/22 10                                      1,870,000       1,894,252
6%, 10/25/16-4/1/35                                  35,025,385      35,729,959
6%, 4/25/33-12/25/33 6                                7,288,654       7,417,275
6%, 1/1/22-1/1/37 10                                 41,372,000      42,147,335
6.50%, 4/25/17-1/25/34                                8,212,149       8,514,987
6.50%, 3/25/17 6                                      6,718,058       6,951,707
7%, 11/25/17-4/1/37                                   8,567,955       9,016,141
7.50%, 2/25/27-3/25/33                                5,345,471       5,719,345
8.50%, 7/25/32                                            7,123           7,673


                     9 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
--------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal National Mortgage Assn.,
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates:
Trust 1999-54, Cl. LH, 6.50%,
11/25/29                                         $    1,031,008   $   1,083,497
Trust 2001-44, Cl. QC, 6%, 9/25/16                    2,148,988       2,223,914
Trust 2001-50, Cl. NE, 6%, 8/25/30                        1,720           1,714
Trust 2001-51, Cl. OD, 6.50%,
10/25/31                                                531,508         553,157
Trust 2001-69, Cl. PF, 5.865%,
12/25/31 1                                            1,231,655       1,249,315
Trust 2001-70, Cl. LR, 6%, 9/25/30                       36,954          37,074
Trust 2001-74, Cl. QE, 6%, 12/25/31                   6,387,073       6,538,414
Trust 2001-80, Cl. ZB, 6%, 1/25/32                    1,345,646       1,382,555
Trust 2001-82, Cl. ZA, 6.50%,
1/25/32                                                 496,209         506,697
Trust 2002-12, Cl. PG, 6%, 3/25/17                      907,718         939,316
Trust 2002-29, Cl. F, 5.865%,
4/25/32 1                                               601,123         616,328
Trust 2002-56, Cl. KW, 6%, 4/25/23                    3,980,000       4,039,764
Trust 2002-60, Cl. FH, 5.865%,
8/25/32 1                                             1,240,665       1,269,667
Trust 2002-64, Cl. FJ, 5.865%,
4/25/32 1                                               185,105         188,233
Trust 2002-68, Cl. FH, 5.496%,
10/18/32 1                                              420,393         424,621
Trust 2002-9, Cl. PC, 6%, 3/25/17                       947,757         980,760
Trust 2002-9, Cl. PR, 6%, 3/25/17                     1,160,484       1,200,894
Trust 2002-90, Cl. FH, 5.365%,
9/25/32 1                                             1,373,068       1,379,892
Trust 2003-116, Cl. FA, 5.265%,
11/25/33 1                                              151,491         151,223
Trust 2003-130, Cl. CS, 4.37%,
12/25/33 1                                            3,185,820       3,012,526
Trust 2003-17, Cl. EQ, 5.50%,
3/25/23                                               1,452,000       1,466,691
Trust 2003-23, Cl. EQ, 5.50%,
4/25/23                                               2,883,000       2,888,300
Trust 2003-81, Cl. NB, 4.50%,
11/25/14                                              3,160,000       3,163,947
Trust 2003-81, Cl. PW, 4%, 3/25/25                      954,713         947,178
Trust 2003-84, Cl. AJ, 3%, 4/25/13                      856,502         849,346
Trust 2003-84, Cl. GC, 4.50%,
5/25/15                                               3,790,000       3,794,147
Trust 2003-84, Cl. PW, 3%, 6/25/22                    1,364,963       1,356,194
Trust 2004-101, Cl. BG, 5%, 1/25/20                     630,000         632,094
Trust 2004-52, Cl. JR, 4.50%,
7/25/24                                               1,742,816       1,735,733
Trust 2005-100, Cl. BQ, 5.50%,
11/25/25                                                520,000         522,394
Trust 2005-109, Cl. AH, 5.50%,
12/25/25                                              2,160,000       2,140,776
Trust 2005-31, Cl. PB, 5.50%,
4/25/35                                                 560,000         555,522
Trust 2005-59, Cl. NQ, 4.713%,
5/25/35 1                                             1,172,488       1,172,642
Trust 2005-71, Cl. DB, 4.50%, 8/25/25                   480,000         455,110

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
--------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal National Mortgage Assn.,
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates: Continued
Trust 2006-29, Cl. PA, 5.50%, 8/25/26            $    6,927,999   $   6,971,058
Trust 2006-44, Cl. OA, 5.50%,
12/25/26                                              1,868,404       1,888,355
Trust 2006-46, Cl. SW, 6.362%,
6/25/36 1                                             1,365,695       1,498,585
Trust 2006-50, Cl. KS, 6.362%,
6/25/36 1                                               588,947         626,882
Trust 2006-50, Cl. SA, 6.362%,
6/25/36 1                                               401,672         428,117
Trust 2006-50, Cl. SK, 6.362%,
6/25/36 1                                             1,455,916       1,548,778
Trust 2006-57, Cl. PA, 5.50%,
8/25/27                                               2,096,662       2,118,829
--------------------------------------------------------------------------------
Federal National Mortgage Assn.,
Interest-Only Stripped Mtg.-Backed
Security:
Trust 2001-61, Cl. SH, 11.44%,
11/18/31 7                                              685,439          64,112
Trust 2001-63, Cl. SD, 4.86%,
12/18/31 7                                              157,542          21,127
Trust 2001-68, Cl. SC, 3.745%,
11/25/31 7                                              108,373          11,235
Trust 2001-81, Cl. S, 3.713%, 1/25/32 7                 126,886          13,666
Trust 2002-28, Cl. SA, 3.632%,
4/25/32 7                                                74,838           9,352
Trust 2002-38, Cl. IO, (0.994)%,
4/25/32 7                                               360,573          37,915
Trust 2002-48, Cl. S, 3.808%, 7/25/32 7                 120,333          12,956
Trust 2002-52, Cl. SL, 3.84%, 9/25/32 7                  75,201           8,204
Trust 2002-56, Cl. SN, 4.913%,
7/25/32 7                                               165,353          17,774
Trust 2002-77, Cl. IS, 2.732%,
12/18/32 7                                              614,309         103,085
Trust 2002-77, Cl. SH, 5.015%,
12/18/32 7                                              166,269          16,395
Trust 2002-9, Cl. MS, 3.676%,
3/25/32 7                                               159,424          17,231
Trust 2003-118, Cl. S, 9.431%,
12/25/33 7                                            1,355,271         232,945
Trust 2003-33, Cl. SP, 9.135%,
5/25/33 7                                             1,105,350         143,501
Trust 2003-4, Cl. S, 12.143%,
2/25/33 7                                               337,828          41,207
Trust 2005-105, Cl. S, 17.377%,
12/25/35 7                                            3,267,094         240,561
Trust 2005-40, Cl. SA, 0.806%,
5/25/35 7                                             3,278,639         225,604
Trust 2005-40, Cl. SB, 9.918%,
5/25/35 7                                             5,308,554         264,701
Trust 2005-63, Cl. SA, 14.891%,
10/25/31 7                                              262,465          18,702
Trust 2005-71, Cl. SA, 8.893%,
8/25/25 7                                               868,776          67,594
Trust 2005-83, Cl. SL, 11.659%,
10/25/35 7                                            4,767,886         348,679


                     10 | OPPENHEIMER STRATEGIC BOND FUND/VA

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal National Mortgage Assn.,
Interest-Only Stripped Mtg.-Backed
Security: Continued
Trust 2005-85, Cl. SA, 15.956%,
10/25/35 7                                   $     13,062,432   $       834,635
Trust 2005-87, Cl. SE, 14.517%,
10/25/35 7                                         12,653,811           882,759
Trust 2005-87, Cl. SG, 14.11%,
10/25/35 7                                          3,396,825           318,288
Trust 2006-119, Cl. MS, 22.861%,
12/25/36 7                                          2,596,784           196,368
Trust 2006-33, Cl. SP, 15.444%,
5/25/36 7                                           3,064,185           283,018
Trust 2006-34, Cl. SK, 14.651%,
5/25/36 7                                           5,535,716           507,769
Trust 2006-90, Cl. SX, 28.943%,
9/25/36 7                                           3,237,033           315,929
Trust 214, Cl. 2, 19.694%, 3/1/23 7                   825,814           187,839
Trust 221, Cl. 2, 15.321%, 5/1/23 7                    90,408            20,835
Trust 240, Cl. 2, 21.863%, 9/1/23 7                   172,958            39,769
Trust 254, Cl. 2, 8.533%, 1/1/24 7                  1,396,260           345,328
Trust 2682, Cl. TQ, 12.29%,
10/15/33 7                                          1,233,362            94,630
Trust 2981, Cl. BS, 12.367%,
5/15/35 7                                           2,297,723           171,744
Trust 301, Cl. 2, 5.644%, 4/1/29 7                    376,694            84,666
Trust 313, Cl. 2, (13.534)%, 6/1/31 7                 397,339            95,781
Trust 319, Cl. 2, 11.094%, 2/1/32 7                   121,617            28,252
Trust 321, Cl. 2, 10.866%, 4/1/32 7                   541,214           125,446
Trust 324, Cl. 2, 5.303%, 7/1/32 7                    945,698           216,814
Trust 331, Cl. 5, 15.576%, 2/1/33 7                 2,082,987           456,659
Trust 334, Cl. 12, 11.497%, 2/1/33 7                1,771,803           386,832
Trust 334, Cl. 5, 13.838%, 5/1/33 7                 1,212,475           281,620
Trust 339, Cl. 7, 9.7%, 7/1/33 7                    8,417,624         1,989,212
Trust 342, Cl. 2, 7.216%, 9/1/33 7                  1,806,438           422,951
Trust 344, Cl. 2, 5.331%, 12/1/33 7                 5,983,299         1,371,933
Trust 345, Cl. 9, 8.864%, 1/1/34 7                  2,107,825           501,506
Trust 351, Cl. 9, 8.812%, 10/1/34 7                18,786,237         4,474,857
Trust 362, Cl. 12, 9.38%, 8/1/35 7                  1,292,067           299,079
Trust 362, Cl. 13, 9.362%, 8/1/35 7                   770,952           177,042
--------------------------------------------------------------------------------
Federal National Mortgage Assn.,
Principal-Only Stripped
Mtg.-Backed Security, Trust 324,
Cl. 1, 6.135%, 7/1/32 8                               236,148           193,578
                                                                ----------------
                                                                    727,720,696

--------------------------------------------------------------------------------
GNMA/GUARANTEED--0.3%
Government National Mortgage
Assn.:
6.125%, 12/9/25 1                                       8,054             8,161
7%, 3/29/28-7/29/28                                   407,290           432,352
7.50%, 3/1/27                                          33,321            35,594
8%, 11/29/25-5/29/26                                  105,408           114,001
--------------------------------------------------------------------------------
Government National Mortgage
Assn., CMO, Series 2001-62, Cl.
KZ, 6.50%, 12/16/31                                 2,748,721         2,884,185

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
GNMA/GUARANTEED Continued
Government National Mortgage
Assn., Gtd. Real Estate Mtg.
Investment Conduit Pass-Through
Certificates, Series 2000-12, Cl.
ZA, 8%, 2/16/30                              $      4,010,627   $     4,304,698
--------------------------------------------------------------------------------
Government National Mortgage
Assn., Gtd. Real Estate Mtg.
Investment ConduitPass-Through
Certificates, Series 1999-32,
Cl. ZB, 8%, 9/16/29                                 1,703,594         1,826,745
--------------------------------------------------------------------------------
Government National Mortgage
Assn., Interest-Only Stripped
Mtg.-Backed Security:
Series 1998-19, Cl. SB, 5.833%,
7/16/28 7                                             217,194            23,465
Series 1998-6, Cl. SA, 8.843%,
3/16/28 7                                             134,101            15,077
Series 2001-21, Cl. SB, 8.455%,
1/16/27 7                                           1,018,600           102,509
Series 2006-47, Cl. SA, 31.192%,
8/16/36 7                                           2,021,498           159,412
                                                                ----------------
                                                                      9,906,199

--------------------------------------------------------------------------------
NON-AGENCY--3.4%
--------------------------------------------------------------------------------
COMMERCIAL--2.4%
Banc of America Commercial
Mortgage, Inc., Commercial Mtg.
Pass-Through Certificates:
Series 2005-3, Cl. A2, 4.501%,
7/10/43                                               690,000           681,936
Series 2006-5, Cl. A2, 5.348%,
10/10/11                                            3,160,000         3,173,529
--------------------------------------------------------------------------------
Banc of America Funding Corp.,
CMO Pass-Through Certificates,
Series 2004-2, Cl. 2A1, 6.50%,
7/20/32                                               392,308           398,990
--------------------------------------------------------------------------------
Banc of America Mortgage
Securities, Inc., CMO
Pass-Through Certificates,
Series 2004-8, Cl. 5A1, 6.50%,
5/25/32                                               333,078           339,464
--------------------------------------------------------------------------------
ChaseFlex Trust 2006-2, Multiclass
Mtg. Pass-Through Certificates,
Series 2006-2, Cl. A1B, 4.965%,
8/25/08 1                                             346,499           346,181
--------------------------------------------------------------------------------
Citigroup Mortgage Loan Trust,
Inc. 2006-WF1, Asset-Backed
Pass-Through Certificates, Series
2006-WF1, Cl. A2B, 5.536%, 3/1/36                     260,000           259,945
--------------------------------------------------------------------------------
Citigroup/Deutsche Bank 2007-
CD4 Commercial Mortgage Trust,
Commercial Mtg. Pass-Through
Certificates, Series 2007-CD4, Cl.
A2B, 5.205%, 12/11/49                               7,030,000         7,028,890


                     11 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
COMMERCIAL Continued
CitiMortgage Alternative Loan
Trust 2006-A5, Real Estate
Mtg. Investment Conduit Pass-
Through Certificates, Series
2006-A5, Cl. 1A13, 5.315%,
10/25/36 1                                   $      2,730,457   $     2,669,775
--------------------------------------------------------------------------------
Countrywide Alternative Loan
Trust, Mtg. Pass-Through
Certificates, Series 2007-8CB,
Cl. A1, 5.50%, 5/25/37                              5,794,347         5,696,721
--------------------------------------------------------------------------------
Countrywide Asset-Backed
Certificates, Inc., Home Equity
Asset-Backed Certificates, Series
2006-8, Cl. 2A1, 4.895%, 1/25/46 1                  2,264,994         2,236,406
--------------------------------------------------------------------------------
Deutsche Alt-A Securities Mortgage
Loan Trust, Mtg. Pass-Through
Certificates:
Series 2006-AB1, Cl. A2A, 5.50%,
2/25/36                                             1,013,487         1,009,970
Series 2006-AB2, Cl. A1, 5.888%,
6/25/36                                             1,935,324         1,932,321
Series 2006-AB2, Cl. A7, 5.961%,
6/25/36                                               630,109           629,997
Series 2006-AB3, Cl. A7, 6.36%,
7/1/36                                                213,601           213,777
Series 2006-AB4, Cl. A1A, 6.005%,
10/25/36                                            2,671,704         2,671,563
--------------------------------------------------------------------------------
DLJ Commercial Mortgage Corp.,
Commercial Mtg. Pass-Through
Certificates, Series 1998-CF2, Cl.
A1B, 6.24%, 11/12/31                                1,432,788         1,440,132
--------------------------------------------------------------------------------
First Horizon Alternative Mortgage
Securities Trust 2007-FA2, Mtg.
Pass-Through Certificates, Series
2007-FA2, Cl. 1A1, 5.50%, 4/25/37                   1,390,455         1,373,568
--------------------------------------------------------------------------------
First Union National Bank/Lehman
Brothers/Bank of America
Commercial Mtg. Trust, Pass-
Through Certificates, Series
1998-C2, Cl. A2, 6.56%, 11/18/35                    2,179,345         2,177,854
--------------------------------------------------------------------------------
GE Capital Commercial Mortgage
Corp., Commercial Mtg.
Obligations:
Series 2004-C3,
Cl. A2, 4.433%, 7/10/39                               390,000           388,645
Series 2005-C3, Cl. A2, 4.853%,
7/10/45                                               430,000           428,517
--------------------------------------------------------------------------------
GMAC Commercial Mortgage
Securities, Inc., Commercial Mtg.
Pass-Through Certificates, Series
1998-C1, Cl. F, 7.035%, 5/15/30 1                   1,567,000         1,579,536
--------------------------------------------------------------------------------
Greenwich Capital Commercial
Funding Corp., Commercial Mtg.
Pass-Through Certificates:
Series 2005-GG3, Cl. A2, 4.305%,
8/10/42                                               500,000           494,032

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
COMMERCIAL Continued
Greenwich Capital Commercial
Funding Corp., Commercial Mtg.
Pass-Through Certificates:
Continued
Series 2005-GG5, Cl. A2, 5.117%,
4/10/37                                      $      1,725,000   $     1,729,088
Series 2007-GG9, Cl. A2, 5.381%,
3/10/39                                             1,990,000         2,002,312
--------------------------------------------------------------------------------
GS Mortgage Securities Corp. II,
Commercial Mtg. Obligations,
Series 2006-GG8, Cl. A2, 5.479%,
11/10/39 1                                          1,702,000         1,720,358
--------------------------------------------------------------------------------
GSR Mortgage Loan Trust
2005-4F, CMO, Series 2005-4F,
Cl. 6A1, 6.50%,
2/25/35                                             3,542,476         3,585,133
--------------------------------------------------------------------------------
JPMorgan Chase Commercial
Mortgage Securities Corp.,
Commercial Mtg. Pass-Through
Certificates:
Series 2005-LDP2, Cl. A2, 4.575%,
7/15/42                                               160,000           158,361
Series 2005-LDP4, Cl. A2, 4.79%,
10/15/42                                            2,225,000         2,211,492
Series 2007-LD12, Cl. A2, 5.827%,
2/15/51                                             5,682,000         5,803,218
Series 2007-LDPX, Cl. A2S, 5.305%,
1/15/49                                             2,380,000         2,383,469
--------------------------------------------------------------------------------
JPMorgan Chase Commercial
Mortgage Securities Trust
2007-LDP11, Commercial Mtg.
Pass-Through Certificates, Series
2007-LD11, Cl. A2, 5.992%, 6/15/49 1                3,640,000         3,724,344
--------------------------------------------------------------------------------
LB-UBS Commercial Mortgage
Trust, Commercial Mtg. Pass-
Through Certificates:
Series 2005-C5, Cl. A2, 4.885%,
9/15/30                                               520,000           519,222
Series 2007-C1, Cl. A2, 5.318%,
1/15/12                                             2,210,000         2,220,717
--------------------------------------------------------------------------------
Mastr Alternative Loan Trust,
CMO Pass-Through Certificates:
Series 2004-6, Cl. 10A1, 6%,
7/25/34                                               460,306           455,885
Series 2004-9, Cl. A3, 4.70%,
8/25/34 1                                              10,575            10,538
--------------------------------------------------------------------------------
Mastr Asset Securitization Trust
2006-3, Mtg. Pass-Through
Certificates, Series 2006-3, Cl.
2A1, 5.239%, 10/25/36 1                             7,194,448         7,088,464
--------------------------------------------------------------------------------
Nomura Asset Securities Corp.,
Commercial Mtg. Pass-Through
Certificates, Series 1998-D6, Cl.
A1B, 6.59%, 3/15/30                                 3,911,361         3,920,718


                     12 | OPPENHEIMER STRATEGIC BOND FUND/VA

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
COMMERCIAL Continued
Prudential Mortgage Capital
Co. II LLC, Commercial Mtg.
Pass-Through Certificates, Series
PRU-HTG 2000-C1, Cl. A2, 7.306%,
10/6/15                                      $        556,000   $       589,618
--------------------------------------------------------------------------------
RALI Series 2007-QS6 Trust, Mtg.
Asset-Backed Pass-Through
Certificates, Series 2007-QS6,
Cl. A114, 5.75%, 4/25/37                            1,873,693         1,852,150
--------------------------------------------------------------------------------
Residential Asset Securitization
Trust 2006-A9CB, CMO Pass-
Through Certificates, Series
2006-A9CB, Cl. A5, 6%, 9/25/36                      1,284,485         1,282,116
--------------------------------------------------------------------------------
Wachovia Bank Commercial
Mortgage Trust 2005-C17,
Commercial Mtg. Pass-Through
Certificates, Series 2005-C17, Cl.
A2, 4.782%, 3/15/42                                   820,000           816,480
--------------------------------------------------------------------------------
Wachovia Bank Commercial
Mortgage Trust 2006-C29,
Commercial Mtg. Pass-Through
Certificates, Series 2006-C29,
Cl. A2, 5.272%, 11/15/48                            2,997,000         3,004,013
--------------------------------------------------------------------------------
WaMu, Mtg. Pass-Through
Certificates, Series 2003-AR9,
Cl. 2A, 4.047%, 9/25/33 1                           2,391,428         2,377,706
--------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed
Securities 2004-V Trust, Mtg.
Pass-Through Certificates, Series
2004-V, Cl. 1A1, 3.836%, 10/1/34 1                  4,631,134         4,583,915
                                                                ----------------
                                                                     89,211,066

--------------------------------------------------------------------------------
MULTIFAMILY--0.3%
Banc of America Mortgage
Securities, Inc., CMO Pass-Through
Certificates, Series 2003-E, Cl. 2A2,
4.35%, 6/25/33 1                                    3,832,415         3,818,571
--------------------------------------------------------------------------------
Countrywide Home Loans
Servicing LP, Mtg. Pass-Through
Certificates, Series 2003-46, Cl.
1A2, 4.122%, 1/19/34 1                              6,185,721         6,261,472
--------------------------------------------------------------------------------
WaMu, Mtg. Pass-Through
Certificates, Series 2005-AR8,
Cl. 2AB1, 5.115%, 7/25/45 1                            14,641            14,609
                                                                ----------------
                                                                     10,094,652

--------------------------------------------------------------------------------
OTHER--0.1%
JPMorgan Mortgage Trust, CMO
Pass-Through Certificates, Series
2005-S2, Cl. 3A1, 6.756%, 2/25/32 1                 1,835,823         1,866,473

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
RESIDENTIAL--0.6%
Countrywide Alternative Loan
Trust, CMO, Series 2005-J1, Cl.
3A1, 6.50%, 8/25/32                          $      6,047,888   $     6,179,387
--------------------------------------------------------------------------------
RALI Series 2006-QS13 Trust:
Mtg. Asset-Backed Pass-Through
Certificates, Series 2006-QS13, Cl.
1A5, 6%, 9/25/36                                    4,329,729         4,341,768
Mtg. Asset-Backed Pass-Through
Certificates, Series 2006-QS13, Cl.
1A8, 6%, 9/25/36                                    1,094,376         1,093,913
--------------------------------------------------------------------------------
RALI Series 2006-QS5 Trust, Mtg.
Asset-Backed Pass-Through
Certificates, Series 2006-QS5,
Cl. 2A2, 6%, 4/25/08                                  706,958           706,169
--------------------------------------------------------------------------------
RALI Series 2007-QS6 Trust, Mtg.
Asset-Backed Pass-Through
Certificates, Series 2007-QS6, Cl.
A28, 5.75%, 4/25/37                                 1,765,074         1,748,992
--------------------------------------------------------------------------------
Washington Mutual Mortgage
Loan Trust, Mtg. Pass-Through
Certificates, 2007-A, Cl. 1A8, 6%,
2/25/37                                             5,510,492         5,527,578
--------------------------------------------------------------------------------
Wells Fargo Mortgage Backed
Securities 2006-12 Trust, Mtg. Pass-
Through Certificates, Series
2006-12, Cl. A1, 6%, 10/25/36                       2,372,638         2,398,492
                                                                ----------------
                                                                     21,996,299
                                                                ----------------
Total Mortgage-Backed
Obligations (Cost $846,593,739)                                     860,795,385

--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--5.4%
--------------------------------------------------------------------------------
Federal Home Loan Mortgage
Corp. Unsec. Nts.:
5.208%, 2/4/08 11                                  10,880,000        10,839,156
3.375%, 4/15/09 12                                 38,125,000        37,939,331
4.625%, 10/25/12 13                                20,570,000        21,204,153
5.25%, 5/21/09 13                                  37,250,000        38,029,456
--------------------------------------------------------------------------------
Federal National Mortgage Assn.
Nts., Series 1, 4.75%, 11/19/12 13                 22,690,000        23,506,590
--------------------------------------------------------------------------------
Federal National Mortgage Assn.
Unsec. Nts., 3.875%, 12/10/09 9                    50,485,000        50,796,694
--------------------------------------------------------------------------------
Resolution Funding Corp. Bonds,
Residual Funding STRIPS, 5.155%,
1/15/21 11,13                                       5,667,000         3,082,672
--------------------------------------------------------------------------------
U.S. Treasury Bills, 3.619%, 2/7/08 13,14           6,185,000         6,162,213
--------------------------------------------------------------------------------
U.S. Treasury Bonds:
STRIPS, 4.201%, 2/15/11 6,11,13                       900,000           814,820
STRIPS, 4.808%, 2/15/16 6,11,13                     4,491,000         3,224,700
                                                                ----------------
Total U.S. Government Obligations
(Cost $192,233,903)                                                 195,599,785


                     13 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS--23.8%
--------------------------------------------------------------------------------
ARGENTINA--0.5%
Argentina (Republic of) Bonds:
5.374%, 8/3/12 1                             $      4,755,000   $     4,187,405
7%, 10/3/15                                         1,270,000         1,051,560
Series GDP, 0.971%, 12/15/35 1                      8,600,000           993,300
Series V, 7%, 3/28/11                               6,312,000         5,820,804
Series VII, 7%, 9/12/13                             6,265,000         5,448,114
--------------------------------------------------------------------------------
Neuquen (Province Del) Sr. Sec.
Nts., 8.656%, 10/18/14 2                            1,810,000         1,819,050
                                                                ----------------
                                                                     19,320,233

--------------------------------------------------------------------------------
AUSTRALIA--0.9%
New South Wales Treasury Corp.
Sr. Unsec. Nts., 6%, 10/1/09 [AUD]                 34,985,000        30,093,996
--------------------------------------------------------------------------------
Queensland Treasury Corp. Unsec.
Nts., Series 09G, 6%, 7/14/09 [AUD]                 1,905,000         1,642,992
                                                                ----------------
                                                                     31,736,988

--------------------------------------------------------------------------------
AUSTRIA--0.2%
Austria (Republic of) Unsec. Unsub.
Nts., Series E, 4%, 9/15/16 [EUR]                   5,067,000         7,198,779
--------------------------------------------------------------------------------
BELGIUM--0.7%
Belgium (Kingdom of) Bonds,
Series 44, 5%, 3/28/35 [EUR]                        4,720,000         7,141,316
--------------------------------------------------------------------------------
Belgium (Kingdom of) Treasury
Bills, 4.03%, 9/18/08 11 [EUR]                     12,220,000        17,329,554
                                                                ----------------
                                                                     24,470,870

--------------------------------------------------------------------------------
BRAZIL--1.3%
Brazil (Federal Republic of) Bonds:
6%, 1/17/17                                         9,480,000         9,655,380
8%, 1/15/18                                        13,660,000        15,319,690
8.75%, 2/4/25                                       2,950,000         3,746,500
8.875%, 10/14/19                                    9,085,000        11,265,400
10.50%, 7/14/14                                     6,288,000         8,017,200
--------------------------------------------------------------------------------
Brazil (Federal Republic of) Nts.,
7.875%, 3/7/15                                        130,000           147,095
                                                                ----------------
                                                                     48,151,265

--------------------------------------------------------------------------------
BULGARIA--0.0%
Bulgaria (Republic of) Bonds:
8.25%, 1/15/15                                        740,000           863,950
8.25%, 1/15/15 2                                      710,000           828,925
                                                                ----------------
                                                                      1,692,875

--------------------------------------------------------------------------------
CANADA--0.9%
Canada (Government of) Nts.:
3.75%, 6/1/12 [CAD]                                17,150,000        17,175,885
4.25%, 12/1/09 [CAD]                               16,790,000        17,051,531
                                                                ----------------
                                                                     34,227,416

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
COLOMBIA--0.7%
Bogota Distrio Capital Sr. Bonds,
9.75%, 7/26/28 2 [COP]                          3,058,000,000   $     1,443,458
--------------------------------------------------------------------------------
Colombia (Republic of) Bonds:
7.375%, 9/18/37                                     3,805,000         4,242,575
10.75%, 1/15/13                                     3,900,000         4,806,750
12%, 10/22/15 [COP]                            17,234,000,000         9,501,331
--------------------------------------------------------------------------------
Colombia (Republic of) Nts.,
8.25%, 12/22/14                                     1,713,000         1,961,385
--------------------------------------------------------------------------------
EEB International Ltd., Sr. Unsec.
Bonds, 8.75%, 10/31/14 5                            3,330,000         3,417,413
                                                                ----------------
                                                                     25,372,912

--------------------------------------------------------------------------------
COSTA RICA--0.1%
Costa Rica (Republic of) Unsec.
Bonds, 9.995%, 8/1/20                               1,498,000         1,953,954
--------------------------------------------------------------------------------
DENMARK--0.2%
Denmark (Kingdom of) Bonds:
4%, 11/15/10 [DKK]                                  9,445,000         1,835,968
4%, 11/15/15 [DKK]                                  6,880,000         1,312,725
7%, 11/10/24 [DKK]                                  2,495,000           623,408
--------------------------------------------------------------------------------
Denmark (Kingdom of) Nts., 4%,
8/15/08 [DKK]                                       9,965,000         1,952,506
                                                                ----------------
                                                                      5,724,607

--------------------------------------------------------------------------------
DOMINICAN REPUBLIC--0.1%
Dominican Republic Unsec.
Unsub. Bonds, Series REG S,
9.04%, 1/23/18                                      1,721,439         1,958,136
--------------------------------------------------------------------------------
Dominican Republic Unsec.
Unsub. Nts., 9.50%, 9/27/11 5                         351,312           374,147
                                                                ----------------
                                                                      2,332,283

--------------------------------------------------------------------------------
EGYPT--0.1%
Egypt (The Arab Republic of)
Unsec. Unsub. Bonds, 8.75%,
7/15/12 2 [EGP]                                    10,100,000         1,868,984
--------------------------------------------------------------------------------
EL SALVADOR--0.2%
El Salvador (Republic of) Bonds:
7.625%, 9/21/34 2                                     590,000           687,350
7.65%, 6/15/35 2                                    4,570,000         5,289,775
                                                                ----------------
                                                                      5,977,125

--------------------------------------------------------------------------------
FRANCE--1.5%
France (Government of)
Obligations Assimilables du
Tresor Bonds:
3.25%, 4/25/16 [EUR]                               17,910,000        24,163,828
4%, 10/25/38 [EUR]                                 15,430,000        20,105,932
--------------------------------------------------------------------------------
France (Government of) Treasury
Bills, 3.935%, 1/17/08 11 [EUR]                     6,470,000         9,429,084
                                                                ----------------
                                                                     53,698,844


                     14 | OPPENHEIMER STRATEGIC BOND FUND/VA

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
GERMANY--2.5%
Germany (Federal Republic of)
Bonds:
Series 03, 3.75%, 7/4/13 [EUR]                     10,520,000   $    15,023,063
Series 05, 4%, 1/4/37 [EUR]                        18,635,000        24,638,199
Series 07, 4.25%, 7/4/17 [EUR]                      1,900,000         2,761,237
--------------------------------------------------------------------------------
Germany (Federal Republic of)
Treasury Bills, Series 0707, 4.064%,
1/16/08 11 [EUR]                                   33,415,000        48,703,354
                                                                ----------------
                                                                     91,125,853

--------------------------------------------------------------------------------
GHANA--0.1%
Ghana (Republic of) Bonds, 8.50%,
10/4/17 5                                           3,500,000         3,701,250
--------------------------------------------------------------------------------
GREECE--0.4%
Greece (Republic of) Bonds, 4.60%,
5/20/13 [EUR]                                      10,965,000        16,189,137
--------------------------------------------------------------------------------
GUATEMALA--0.1%
Guatemala (Republic of) Nts.:
10.25%, 11/8/11 2                                     250,000           289,375
10.25%, 11/8/11                                     1,660,000         1,921,450
                                                                ----------------
                                                                      2,210,825

--------------------------------------------------------------------------------
INDONESIA--0.4%
Indonesia (Republic of) Nts.:
6.75%, 3/10/14 2                                    7,620,000         7,896,225
7.25%, 4/20/15 2                                    4,870,000         5,162,200
--------------------------------------------------------------------------------
Indonesia (Republic of) Unsec.
Nts., 8.50%, 10/12/35 2                             2,430,000         2,846,138
                                                                ----------------
                                                                     15,904,563

--------------------------------------------------------------------------------
ISRAEL--0.2%
Israel (State of) Bonds, Series
2682, 7.50%, 3/31/14 [ILS]                         25,080,000         6,983,440
--------------------------------------------------------------------------------
ITALY--1.4%
Italy (Republic of) Nts., Certificati
di Credito del Tesoro, 4.40%,
7/1/09 1 [EUR]                                     34,505,000        50,496,020
--------------------------------------------------------------------------------
JAPAN--2.2%
Japan (Government of) Bonds:
2 yr., Series 252, 0.80%, 1/15/09 [JPY]         3,495,000,000        31,402,045
10 yr., Series 245, 0.90%, 12/20/12 [JPY]       1,631,000,000        14,527,949
10 yr., Series 288, 1.70%, 9/20/17 [JPY]        1,441,000,000        13,178,032
30 yr., Series 25, 2.30%, 12/20/36
[JPY]                                           2,348,000,000        20,807,398
                                                                ----------------
                                                                     79,915,424

--------------------------------------------------------------------------------
MALAYSIA--0.1%
Johor Corp. Malaysia
(Government of) Bonds, Series
P3, 1%, 7/31/12 5 [MYR]                             7,980,000         2,833,207
--------------------------------------------------------------------------------
Malaysia (Government of)
Bonds, Series 2/05, 4.72%, 9/30/15
[MYR]                                               8,950,000         2,824,192
                                                                ----------------
                                                                      5,657,399

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
MEXICO--1.5%
Mexican Cetes Treasury Bills:
Series BI, 7.764%, 8/28/08 11 [MXN]                70,300,000   $     6,126,193
Series BI, 7.734%, 10/23/08 11 [MXN]              141,950,000        12,232,680
--------------------------------------------------------------------------------
United Mexican States Bonds:
Series M7, 8%, 12/24/08 1 [MXN]                   320,890,000        29,466,058
Series M20, 10%, 12/5/24 1 [MXN]                   45,000,000         4,808,213
                                                                ----------------
                                                                     52,633,144

--------------------------------------------------------------------------------
NIGERIA--0.5%
Nigeria (Federal Republic of)
Bonds, Series 5Y, 13.50%, 9/11/11
[NGN]                                             184,190,000         1,593,501
--------------------------------------------------------------------------------
Nigeria (Federal Republic of) Nts.,
Series 3Y2S, 12.50%, 2/24/09 [NGN]                 60,500,000           536,238
--------------------------------------------------------------------------------
Nigeria (Federal Republic of)
Promissory Nts., Series RC, 5.092%,
1/5/10                                                108,201            94,148
--------------------------------------------------------------------------------
Nigeria (Federal Republic of)
Treasury Bonds:
Series 3Y, 9.23%, 5/25/12 [NGN]                   346,000,000         2,867,193
Series 5Y, 9.50%, 8/31/12 [NGN]                   623,000,000         5,257,718
Series 5Y13, 12.99%, 9/29/11 [NGN]                142,800,000         1,383,186
Series 7Y16, 11.99%, 12/22/13
[NGN]                                             236,500,000         2,146,353
Series 7YR, 12.74%, 10/27/13 [NGN]                317,100,000         2,971,972
                                                                ----------------
                                                                     16,850,309

--------------------------------------------------------------------------------
PANAMA--0.5%
Panama (Republic of) Bonds:
6.70%, 1/26/36                                      8,540,000         9,052,400
7.25%, 3/15/15                                      5,855,000         6,484,413
8.875%, 9/30/27                                     1,375,000         1,790,938
9.375%, 4/1/29                                        655,000           898,988
                                                                ----------------
                                                                     18,226,739

--------------------------------------------------------------------------------
PERU--1.1%
Peru (Republic of) Bonds:
7.84%, 8/12/20 [PEN]                               28,080,000        10,500,496
9.91%, 5/5/15 [PEN]                                 8,101,000         3,274,575
Series 7, 8.60%, 8/12/17 [PEN]                     22,570,000         8,718,698
Series 8-1, 12.25%, 8/10/11 [PEN]                  46,095,000        18,421,241
--------------------------------------------------------------------------------
Peru (Republic of) Sr. Nts.,
4.533%, 2/28/16 11                                    379,181           241,698
                                                                ----------------
                                                                     41,156,708

--------------------------------------------------------------------------------
PHILIPPINES--0.4%
Philippines (Republic of the) Unsec. Bonds:
7.75%, 1/14/31                                      5,762,000         6,676,718
9%, 2/15/13                                         7,625,000         8,721,094
                                                                ----------------
                                                                     15,397,812


                     15 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
POLAND--0.2%
Poland (Republic of) Bonds:
Series DS1013, 5%, 10/24/13 [PLZ]                  20,240,000   $     7,801,042
Series WS0922, 5.75%, 9/23/22
[PLZ]                                               1,000,000           401,057
                                                                ----------------
                                                                      8,202,099

--------------------------------------------------------------------------------
SPAIN--0.6%
Spain (Government of) Bonds,
3.80%, 1/31/17 [EUR]                                3,385,000         4,719,843
--------------------------------------------------------------------------------
Spain (Government of) Treasury
Bills, 4.001%, 3/20/08 11 [EUR]                    12,855,000        18,616,843
                                                                ----------------
                                                                     23,336,686

--------------------------------------------------------------------------------
THE NETHERLANDS--0.3%
Netherlands (Kingdom of the)
Bonds, 5%, 7/15/11 [EUR]                            6,850,000        10,280,506
--------------------------------------------------------------------------------
TURKEY--2.0%
Turkey (Republic of) Bonds:
6.75%, 4/3/18                                      15,635,000        16,115,776
7%, 9/26/16                                         9,710,000        10,316,875
--------------------------------------------------------------------------------
Turkey (Republic of) Nts.:
7.25%, 3/15/15                                      7,285,000         7,831,375
16%, 3/7/12 1 [TRY]                                37,395,000        31,835,292
18.163%, 8/13/08 11 [TRY]                           6,630,000         5,161,759
                                                                ----------------
                                                                     71,261,077

--------------------------------------------------------------------------------
UNITED KINGDOM--1.4%
United Kingdom Treasury Bonds:
5.75%, 12/7/09 15,16 [GBP]                         13,885,000        28,283,060
6%, 12/7/28 [GBP]                                   8,760,000        20,997,349
                                                                ----------------
                                                                     49,280,409

--------------------------------------------------------------------------------
URUGUAY--0.5%
Uruguay (Oriental Republic of)
Bonds:
4.25%, 4/5/27 [UYU]                                48,300,000         2,341,026
7.625%, 3/21/36                                     3,525,000         3,859,875
--------------------------------------------------------------------------------
Uruguay (Oriental Republic of)
Unsec. Bonds:
5%, 9/14/18 [UYU]                                  54,110,000         2,980,321
8%, 11/18/22                                        7,030,000         7,908,750
                                                                ----------------
                                                                     17,089,972
                                                                ----------------
Total Foreign Government
Obligations
(Cost $820,957,303)                                                 859,626,507

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
LOAN PARTICIPATIONS--0.1%
--------------------------------------------------------------------------------
Credit Suisse First Boston
International, Export-Import
Bank of Ukraine Loan
Participation Nts., 8.40%, 2/9/16            $      1,740,000   $     1,692,150
--------------------------------------------------------------------------------
Dali Capital plc/Bank of Moscow
Loan Participation Nts., Series 28,
Tranche 1, 7.25%, 11/25/09 [RUR]                   37,000,000         1,529,113
--------------------------------------------------------------------------------
Dali Capital SA (ROSBANK)
Loan Participation Nts., Series 23,
Tranche 1, 8%, 9/30/09 [RUR]                       36,400,000         1,465,592
                                                                ----------------
Total Loan Participations
(Cost $4,464,342)                                                     4,686,855

--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES--15.3%
--------------------------------------------------------------------------------
AAC Group Holding Corp.,
0%/10.25% Sr. Unsec. Disc. Nts.,
10/1/12 17                                            100,000            86,500
--------------------------------------------------------------------------------
Ace Cash Express, Inc., 10.25%
Sr. Nts., 10/1/14 5                                   250,000           242,500
--------------------------------------------------------------------------------
AES Corp. (The), 8.75% Sr. Sec.
Nts., 5/15/13 2                                     1,309,000         1,372,814
--------------------------------------------------------------------------------
AES Dominicana Energia Finance
SA, 11% Sr. Nts., 12/13/15 2                        2,758,000         2,758,000
--------------------------------------------------------------------------------
AES Panama SA, 6.35% Sr. Nts.,
12/21/16 2                                          1,100,000         1,087,240
--------------------------------------------------------------------------------
AES Red Oak LLC, 8.54% Sr. Sec.
Bonds, Series A, 11/30/19                             248,382           267,011
--------------------------------------------------------------------------------
African Development Bank,
9.25% Bonds, 1/18/08 [NGN]                        218,200,000         2,015,620
--------------------------------------------------------------------------------
Albertson's, Inc., 8% Sr. Unsec.
Debs., 5/1/31                                       2,558,000         2,607,809
--------------------------------------------------------------------------------
Allbritton Communications Co.,
7.75% Sr. Unsec. Sub. Nts., 12/15/12                1,100,000         1,094,500
--------------------------------------------------------------------------------
Alliant Techsystems, Inc., 6.75%
Sr. Sub. Nts., 4/1/16                               1,335,000         1,341,675
--------------------------------------------------------------------------------
Allied Waste North America, Inc.,
7.375% Sr. Sec. Nts., Series B,
4/15/14                                             1,300,000         1,303,250
--------------------------------------------------------------------------------
Alrosa Finance SA, 8.875% Nts.,
11/17/14 2                                         13,025,000        14,034,438
--------------------------------------------------------------------------------
AmBev International Finance Co.
Ltd., 9.50% Bonds, 7/24/17 2 [BRR]                  5,050,000         2,417,629
--------------------------------------------------------------------------------
AMC Entertainment, Inc., 8% Sr.
Unsec. Sub. Nts., 3/1/14                              760,000           718,200
--------------------------------------------------------------------------------
America Movil SAB de CV, 8.46%
Sr. Unsec. Unsub. Bonds, 12/18/36
[MXN]                                              52,700,000         4,564,065
--------------------------------------------------------------------------------
American Casino &
Entertainment Properties LLC,
7.85% Sr. Sec. Nts., 2/1/12                           500,000           515,375


                     16 | OPPENHEIMER STRATEGIC BOND FUND/VA

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES Continued
--------------------------------------------------------------------------------
American Media Operations,
Inc.:
8.875% Sr. Unsec. Sub. Nts.,
1/15/11                                      $        150,000   $       127,688
10.25% Sr. Unsec. Sub. Nts.,
Series B, 5/1/09                                    1,250,000         1,070,313
--------------------------------------------------------------------------------
American Tower Corp.:
7.125% Sr. Unsec. Nts., 10/15/12                      555,000           573,038
7.50% Sr. Nts., 5/1/12                              2,485,000         2,571,975
--------------------------------------------------------------------------------
Angiotech Pharmaceuticals, Inc.,
7.75% Sr. Sub. Nts., 4/1/14                           325,000           273,813
--------------------------------------------------------------------------------
Aramark Services, Inc., 8.50% Sr.
Unsec. Nts., 2/1/15                                   685,000           696,988
--------------------------------------------------------------------------------
Ashtead Capital, Inc., 9% Nts.,
8/15/16 2                                             385,000           342,650
--------------------------------------------------------------------------------
ATA Holdings Corp., 13% Sr.
Unsec. Nts., 2/1/09 3,4,5                             735,000                --
--------------------------------------------------------------------------------
Atlas Pipeline Partners LP, 8.125%
Sr. Unsec. Nts., 12/15/15                             290,000           288,550
--------------------------------------------------------------------------------
Autopistas del Nordeste Cayman
Ltd., 9.39% Nts., 1/15/26 2                         4,712,705         4,795,178
--------------------------------------------------------------------------------
Avis Budget Car Rental LLC:
7.369% Sr. Unsec. Unsub. Nts.,
5/15/14 1                                             135,000           124,875
7.75% Sr. Unsec. Unsub. Nts.,
5/15/16                                               335,000           316,575
--------------------------------------------------------------------------------
BA Covered Bond Issuer, 4.25%
Sec. Nts., 4/5/17 [EUR]                             3,545,000         4,948,474
--------------------------------------------------------------------------------
Ball Corp., 6.625% Sr. Nts., 3/15/18                1,200,000         1,194,000
--------------------------------------------------------------------------------
Banco Bilbao Vizcaya Argentaria
SA, 4.25% Sec. Bonds, 7/15/14 [EUR]                 3,340,000         4,738,676
--------------------------------------------------------------------------------
Banco BMG SA, 9.15% Nts., 1/15/16 2                 3,520,000         3,578,080
--------------------------------------------------------------------------------
Banco de Credito del Peru, 6.95%
Sub. Nts., 11/7/21 1,2                              1,345,000         1,250,850
--------------------------------------------------------------------------------
Banco Hipotecario SA, 9.75% Sr.
Unsec. Nts., 4/27/16 2                              2,605,000         2,442,188
--------------------------------------------------------------------------------
Banco Invex SA, 25.352% Mtg.
Backed Certificates, Series 062U,
3/13/34 1 [MXN]                                     5,226,776         1,977,014
--------------------------------------------------------------------------------
Bank of Scotland plc:
4.375% Sr. Sec. Nts., 7/13/16 [EUR]                15,950,000        22,405,945
4.50% Sr. Sec. Nts., 7/13/21 [EUR]                  8,135,000        11,127,347
--------------------------------------------------------------------------------
Barclays Bank plc, 6.278%
Perpetual Bonds 18                                  4,940,000         4,307,087
--------------------------------------------------------------------------------
Bausch & Lomb, Inc., 9.875% Sr.
Unsec. Nts., 11/1/15 2                                865,000           880,138
--------------------------------------------------------------------------------
Belden & Blake Corp., 8.75% Sec.
Nts., 7/15/12                                         325,000           329,875
--------------------------------------------------------------------------------
Berry Petroleum Co., 8.25% Sr.
Sub. Nts., 11/1/16                                    370,000           380,175

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES Continued
--------------------------------------------------------------------------------
Berry Plastics Holding Corp.,
8.875% Sr. Sec. Nts., 9/15/14                $      1,830,000   $     1,747,650
--------------------------------------------------------------------------------
Bombardier, Inc., 8% Sr. Nts.,
11/15/14 2                                            400,000           420,000
--------------------------------------------------------------------------------
C10 Capital SPV Ltd., 6.722%
Unsec. Perpetual Debs. 2,18                         4,630,000         4,275,254
--------------------------------------------------------------------------------
Case New Holland, Inc., 7.125%
Sr. Unsec. Nts., 3/1/14                             2,585,000         2,591,463
--------------------------------------------------------------------------------
CCH I Holdings LLC/CCH I
Holdings Capital Corp., 11% Sr.
Sec. Nts., 10/1/15                                  1,645,000         1,348,900
--------------------------------------------------------------------------------
CCM Merger, Inc., 8% Unsec.
Nts., 8/1/13 2                                      1,040,000           985,400
--------------------------------------------------------------------------------
CellNet Data Systems, Inc., Sr.
Unsec. Disc. Nts., 10/1/07 3,4,5                      400,000                --
--------------------------------------------------------------------------------
Centex Corp., 5.80% Sr. Unsec.
Nts., 9/15/09                                       1,250,000         1,151,733
--------------------------------------------------------------------------------
Cenveo Corp., 7.875% Sr. Sub.
Nts., 12/1/13                                       1,500,000         1,344,375
--------------------------------------------------------------------------------
Chesapeake Energy Corp.:
6.375% Sr. Unsec. Nts., 6/15/15                       835,000           812,038
6.875% Sr. Unsec. Nts., 1/15/16                     2,635,000         2,621,825
--------------------------------------------------------------------------------
Church & Dwight Co., Inc., 6%
Sr. Unsec. Sub. Nts., 12/15/12                        350,000           343,875
--------------------------------------------------------------------------------
Cinemark, Inc., 0%/9.75% Sr.
Unsec. Disc. Nts., 3/15/14 17                       1,500,000         1,404,375
--------------------------------------------------------------------------------
Citizens Communications Co.,
6.25% Sr. Nts., 1/15/13                             4,430,000         4,313,713
--------------------------------------------------------------------------------
Claire's Stores, Inc., 10.50% Sr.
Sub. Nts., 6/1/17 2                                 2,290,000         1,236,600
--------------------------------------------------------------------------------
Cloverie plc, 9.176% Sec. Nts.,
Series 2005-93, 12/20/10 1                          1,100,000         1,186,790
--------------------------------------------------------------------------------
CMS Energy Corp.:
7.75% Sr. Nts., 8/1/10                                200,000           210,882
8.50% Sr. Nts., 4/15/11                               250,000           270,553
--------------------------------------------------------------------------------
Compton Petroleum Finance
Corp., 7.625% Sr. Nts., 12/1/13                       770,000           719,950
--------------------------------------------------------------------------------
Constellation Brands, Inc.:
8.125% Sr. Sub. Nts., 1/15/12                       1,245,000         1,254,338
8.375% Sr. Nts., 12/15/14                             870,000           876,525
--------------------------------------------------------------------------------
Copano Energy LLC, 8.125% Sr.
Unsec. Nts., 3/1/16                                   180,000           182,250
--------------------------------------------------------------------------------
Coriolanus Ltd.:
3.359% Sec. Nts., 12/31/17 5,11 [BRR]              25,700,000         9,973,134
10.62% Sec. Nts., 8/10/10 5                         3,300,000         3,146,550
--------------------------------------------------------------------------------
Corrections Corp. of America:
6.25% Sr. Unsec. Sub. Nts., 3/15/13                   460,000           455,400
7.50% Sr. Nts., 5/1/11                                200,000           203,500
--------------------------------------------------------------------------------
Countrywide Financial Corp.,
5.128% Unsec. Unsub. Nts, 5/5/08 1                    820,000           749,100


                     17 | OPPENHEIMER STRATEGIC BOND FUND/VA

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES Continued
--------------------------------------------------------------------------------
Countrywide Home Loans, Inc.,
3.25% Nts., Series L, 5/21/08                $      5,750,000   $     5,196,534
--------------------------------------------------------------------------------
Crown Americas, Inc., 7.75% Sr.
Nts., 11/15/15                                      1,900,000         1,966,500
--------------------------------------------------------------------------------
D.R. Horton, Inc., 9.75% Sr. Sub.
Nts., 9/15/10                                         400,000           391,914
--------------------------------------------------------------------------------
DaVita, Inc.:
6.625% Sr. Unsec. Nts., 3/15/13                       765,000           765,000
7.25% Sr. Unsec. Sub. Nts., 3/15/15                 2,405,000         2,423,038
--------------------------------------------------------------------------------
Dayton Superior Corp., 13% Sr.
Unsec. Sub. Nts., 6/15/09 5                           200,000           187,000
--------------------------------------------------------------------------------
Del Monte Corp.:
6.75% Sr. Unsec. Sub. Nts., 2/15/15                   180,000           171,000
8.625% Sr. Sub. Nts., 12/15/12                        400,000           405,000
--------------------------------------------------------------------------------
Delhaize America, Inc., 9% Unsub.
Debs., 4/15/31                                      3,799,000         4,411,308
--------------------------------------------------------------------------------
Depfa ACS Bank, 3.875% Sec. Nts.,
11/14/16 [EUR]                                      1,110,000         1,527,281
--------------------------------------------------------------------------------
Dex Media West LLC/Dex Media
West Finance Co.:
8.50% Sr. Nts., 8/15/10                               300,000           305,625
9.875% Sr. Sub. Nts., 8/15/13                         586,000           610,905
--------------------------------------------------------------------------------
Dex Media, Inc.:
0%/9% Unsec. Disc. Nts.,
11/15/13 17                                           300,000           274,500
0%/9% Unsec. Disc. Nts., 11/15/13 17                  400,000           366,000
8% Unsec. Nts., 11/15/13                              605,000           571,725
--------------------------------------------------------------------------------
DI Finance/DynCorp International
LLC, 9.50% Sr. Unsec. Sub. Nts.,
Series B, 2/15/13 5                                   607,000           635,074
--------------------------------------------------------------------------------
Dillard's, Inc., 6.625% Unsec.
Nts., 11/15/08 5                                      790,000           789,013
--------------------------------------------------------------------------------
Dole Food Co., Inc.:
7.25% Sr. Unsec. Nts., 6/15/10                        100,000            91,500
8.625% Sr. Nts., 5/1/09                               306,000           296,820
8.875% Sr. Unsec. Nts., 3/15/11                        71,000            66,030
--------------------------------------------------------------------------------
Douglas Dynamics LLC, 7.75%
Sr. Nts., 1/15/12 2                                   700,000           609,000
--------------------------------------------------------------------------------
DRS Technologies, Inc.:
6.625% Sr. Nts., 2/1/16                               970,000           962,725
7.625% Sr. Sub. Nts., 2/1/18                          205,000           208,588
--------------------------------------------------------------------------------
E*TRADE Financial Corp.:
7.375% Sr. Unsec. Nts., 9/15/13                     1,146,000           888,150
8% Sr. Nts., 6/15/11                                  410,000           357,725
--------------------------------------------------------------------------------
Eastman Kodak Co., 3.625%
Nts., Series A, 5/15/08                               385,000           381,150
--------------------------------------------------------------------------------
EchoStar DBS Corp., 6.375% Sr.
Unsec. Nts., 10/1/11                                2,135,000         2,114,718

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES Continued
--------------------------------------------------------------------------------
Edison Mission Energy:
7% Sr. Unsec. Nts., 5/15/17                  $      3,440,000   $     3,397,000
7.50% Sr. Unsec. Nts., 6/15/13                        360,000           370,800
7.75% Sr. Unsec. Nts., 6/15/16                        500,000           517,500
--------------------------------------------------------------------------------
Education Management
LLC/Education Management
Corp., 10.25% Sr. Unsec. Sub.
Nts., 6/1/16                                        1,140,000         1,179,900
--------------------------------------------------------------------------------
Eirles Two Ltd.:
6.482% Sec. Nts., Series 335,
4/30/12 1,5                                         6,300,000         5,607,000
8.279% Sec. Nts., Series 324,
4/30/12 1,5                                         4,100,000         3,452,200
--------------------------------------------------------------------------------
Eletropaulo Metropolitana SA,
19.125% Nts., 6/28/10 2 [BRR]                       1,115,000           704,921
--------------------------------------------------------------------------------
Elizabeth Arden, Inc., 7.75% Sr.
Unsec. Sub. Nts., 1/15/14                           1,175,000         1,157,375
--------------------------------------------------------------------------------
Enterprise Products Operating
LP, 8.375% Jr. Sub. Nts., 8/1/66 1                  3,185,000         3,265,889
--------------------------------------------------------------------------------
Exodus Communications, Inc.,
10.75% Sr. Nts., 12/15/09 3,4,5 [EUR]                 338,620                --
--------------------------------------------------------------------------------
Felcor Lodging LP, 8.50% Sr. Nts.,
6/1/11 1                                              925,000           968,938
--------------------------------------------------------------------------------
Fiserv, Inc., 6.125% Sr. Unsec.
Unsub. Nts., 11/20/12                               3,015,000         3,067,362
--------------------------------------------------------------------------------
Forest Oil Corp., 7.75% Sr. Nts.,
5/1/14                                                300,000           306,000
--------------------------------------------------------------------------------
Freeport-McMoRan Copper &
Gold, Inc., 8.375% Sr. Nts., 4/1/17                 3,510,000         3,773,250
--------------------------------------------------------------------------------
Freescale Semiconductor, Inc.,
10.125% Sr. Unsec. Sub. Nts.,
12/15/16 2                                          2,100,000         1,743,000
--------------------------------------------------------------------------------
Fresenius Medical Care Capital
Trust II, 7.875% Nts., 2/1/08                         900,000           902,250
--------------------------------------------------------------------------------
Fresenius Medical Care Capital
Trust III, 7.375% Nts., 2/1/08 [DEM]                   25,000            18,656
--------------------------------------------------------------------------------
Fresenius Medical Care Capital
Trust IV, 7.875% Trust Preferred
Securities, 6/15/11                                   315,000           327,600
--------------------------------------------------------------------------------
Frontier Oil Corp., 6.625% Sr.
Unsec. Nts., 10/1/11                                  700,000           700,000
--------------------------------------------------------------------------------
FTI Consulting, Inc., 7.75% Sr.
Unsec. Nts., 10/1/16                                  535,000           559,075
--------------------------------------------------------------------------------
Gamestop Corp., 8% Sr. Unsec.
Nts., 10/1/12                                         300,000           313,875
--------------------------------------------------------------------------------
Gaylord Entertainment Co., 8%
Sr. Nts., 11/15/13                                    900,000           900,000
--------------------------------------------------------------------------------
Gaz Capital (Gazprom), 7.288%
Sr. Unsec. Bonds, 8/16/37 2                        14,680,000        14,863,500
--------------------------------------------------------------------------------
General Motors Acceptance
Corp., 8% Bonds, 11/1/31                            1,860,000         1,564,020


                     18 | OPPENHEIMER STRATEGIC BOND FUND/VA

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES Continued
--------------------------------------------------------------------------------
Goldman Sachs Capital, Inc.
(The), 6.345% Sub. Bonds, 2/15/34            $      3,805,000   $     3,446,710
--------------------------------------------------------------------------------
Goodman Global Holding Co.,
Inc., 7.875% Sr. Unsec. Sub. Nts.,
12/15/12                                            2,675,000         2,768,625
--------------------------------------------------------------------------------
Goodyear Tire & Rubber Co. (The):
7.857% Nts., 8/15/11                                1,125,000         1,144,688
9% Sr. Unsec. Nts., 7/1/15                            746,000           794,490
--------------------------------------------------------------------------------
Graham Packaging Co., Inc.,
9.875% Sr. Unsec. Sub. Nts.,
10/15/14                                            1,235,000         1,142,375
--------------------------------------------------------------------------------
Graphic Packaging International
Corp.: 8.50% Sr. Nts., 8/15/11                      1,115,000         1,109,425
9.50% Sr. Sub. Nts., 8/15/13                          595,000           590,538
--------------------------------------------------------------------------------
Great Lakes Dredge & Dock Co.,
7.75% Sr. Unsec. Sub. Nts., 12/15/13                  120,000           112,800
--------------------------------------------------------------------------------
Greektown Holdings, Inc., 10.75%
Sr. Nts., 12/1/13 2                                 1,335,000         1,304,963
--------------------------------------------------------------------------------
Greenbrier Cos., Inc., 8.375% Sr.
Unsec. Nts., 5/15/15                                  380,000           364,800
--------------------------------------------------------------------------------
H&E Equipment Services, Inc.,
8.375% Sr. Unsec. Nts., 7/15/16                       420,000           390,600
--------------------------------------------------------------------------------
HBOS plc, 6.413% Sub. Perpetual
Bonds, Series A 2,18                                7,200,000         5,875,070
--------------------------------------------------------------------------------
HCA, Inc., 6.375% Nts., 1/15/15                     3,320,000         2,822,000
--------------------------------------------------------------------------------
HealthSouth Corp., 10.75% Sr.
Unsec. Nts., 6/15/16                                1,550,000         1,627,500
--------------------------------------------------------------------------------
Helix Energy Solutions Group, Inc.,
9.50% Sr. Unsec. Nts., 1/15/16 5                    1,225,000         1,246,438
--------------------------------------------------------------------------------
Hertz Corp.:
8.875% Sr. Unsec. Nts., 1/1/14                        610,000           621,438
10.50% Sr. Unsec. Sub. Nts., 1/1/16                 1,135,000         1,180,400
--------------------------------------------------------------------------------
Host Hotels & Resorts LP, 6.875%
Sr. Unsub. Nts., 11/1/14                              375,000           375,000
--------------------------------------------------------------------------------
Host Marriott LP:
6.375% Sr. Nts., Series O, 3/15/15                    730,000           715,400
6.75% Sr. Nts., Series Q, 6/1/16                      500,000           495,000
--------------------------------------------------------------------------------
HSBC Bank plc:
11.601% Sr. Unsec. Nts., 1/12/10 11                 2,510,000         2,165,427
12.278% Sr. Unsec. Nts., 3/9/09 11                  1,960,000         1,864,117
9.751% Sr. Unsec. Nts., 7/8/09 11                   1,960,000         1,977,914
--------------------------------------------------------------------------------
HSBC Finance Capital Trust IX,
5.911% Nts., 11/30/35 1                             3,700,000         3,428,794
--------------------------------------------------------------------------------
Huntsman International LLC:
7.375% Sr. Unsub. Nts., 1/15/15 5                     790,000           833,450
7.875% Sr. Unsec. Sub. Nts.,
11/15/14                                              375,000           399,375
--------------------------------------------------------------------------------
Huntsman LLC:
11.50% Sr. Unsec. Nts., 7/15/12 1,5                   198,000           216,810
11.625% Sr. Unsec. Nts., 10/15/10 5                    13,000            13,813

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES Continued
--------------------------------------------------------------------------------
ICICI Bank Ltd.:
6.375% Bonds, 4/30/22 1,2                    $      6,960,000   $     6,310,994
6.625% Nts., 10/3/12 2                              6,620,000         6,520,038
--------------------------------------------------------------------------------
Idearc, Inc., 8% Sr. Unsec. Nts.,
11/15/16                                            1,930,000         1,780,425
--------------------------------------------------------------------------------
IIRSA Norte Finance Ltd., 8.75%
Sr. Nts., 5/30/24 5                                 7,988,981         9,087,466
--------------------------------------------------------------------------------
Inergy LP/Inergy Finance Corp.,
8.25% Sr. Unsec. Nts., 3/1/16                         880,000           915,200
--------------------------------------------------------------------------------
Intelsat Subsidiary Holding Co.
Ltd., 8.25% Sr. Nts., 1/15/13                         330,000           333,300
--------------------------------------------------------------------------------
Inter-American Development Bank:
6.26% Nts., 12/8/09 1 [BRR]                           920,000           515,573
9.891% Nts., 1/25/12 1,5 [COP]                    795,214,295           466,986
--------------------------------------------------------------------------------
Interline Brands, Inc., 8.125% Sr.
Sub. Nts., 6/15/14                                    570,000           567,150
--------------------------------------------------------------------------------
International Utility Structures,
Inc., 13% Unsec. Sub. Nts.,
2/1/08 3,4,5                                           71,000                --
--------------------------------------------------------------------------------
Invista, Inc., 9.25% Sr. Nts., 5/1/12 2               960,000           998,400
--------------------------------------------------------------------------------
ION Media Networks, Inc., 11%
Sr. Unsec. Sub. Nts., Series A,
7/31/13                                               766,290           386,976
--------------------------------------------------------------------------------
iPayment Holdings, Inc., 9.75%
Sr. Unsec. Sub. Nts., 5/15/14 5                       415,000           390,100
--------------------------------------------------------------------------------
Iron Mountain, Inc., 8.625% Sr.
Unsec. Sub. Nts., 4/1/13                            1,415,000         1,439,763
--------------------------------------------------------------------------------
ISA Capital do Brasil SA:
7.875% Sr. Nts., 1/30/12 2                          1,130,000         1,155,425
8.80% Sr. Nts., 1/30/17 2                           1,410,000         1,455,825
--------------------------------------------------------------------------------
Isle of Capri Casinos, Inc., 7% Sr.
Unsec. Sub. Nts., 3/1/14                            3,085,000         2,545,125
--------------------------------------------------------------------------------
Ispat Inland ULC, 9.75% Sr. Sec.
Nts., 4/1/14                                        1,015,000         1,100,038
--------------------------------------------------------------------------------
JP Morgan Hipotecaria su
Casita, 6.47% Sec. Nts., 8/26/35 5
[MXN]                                               7,112,700           641,417
--------------------------------------------------------------------------------
JPMorgan, Red Square Capital
Ltd., 9% CDO Nts., 11/20/08 2 [RUR]                62,000,000         2,397,398
--------------------------------------------------------------------------------
JPMorgan Hipotecaria su Casita,
20.181% Mtg. Backed Certificates,
Series 06U, 9/25/35 1 [MXN]                         4,110,000         1,268,240
--------------------------------------------------------------------------------
JSC Astana Finance, 9.16% Nts.,
3/14/12 5                                           7,200,000         6,759,011
--------------------------------------------------------------------------------
K. Hovnanian Enterprises, Inc.:
7.75% Sr. Unsec. Sub. Nts., 5/15/13                   495,000           279,675
8.875% Sr. Sub. Nts., 4/1/12                          890,000           511,750
--------------------------------------------------------------------------------
Kansas City Southern Railway
Co. (The), 7.50% Sr. Nts., 6/15/09                    400,000           402,500
--------------------------------------------------------------------------------
KB Home, 8.625% Sr. Sub. Nts.,
12/15/08                                              250,000           246,250


                     19 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES Continued
--------------------------------------------------------------------------------
Key Energy Services, Inc., 8.375%
Sr. Nts., 12/1/14 2                          $      1,580,000   $     1,623,450
--------------------------------------------------------------------------------
Kinder Morgan Energy Partners
LP, 7.30% Sr. Unsec. Nts., 8/15/33                  4,327,000         4,617,476
--------------------------------------------------------------------------------
Koppers Industry, Inc., 9.875% Sr.
Sec. Nts., 10/15/13                                   510,000           539,325
--------------------------------------------------------------------------------
L-3 Communications Corp.:
5.875% Sr. Sub. Nts., 1/15/15                         583,000           565,510
6.125% Sr. Unsec. Sub. Nts., 1/15/14                  400,000           394,000
6.375% Sr. Unsec. Sub. Nts.,
Series B, 10/15/15                                    515,000           509,850
7.625% Sr. Sub. Nts., 6/15/12                         500,000           514,375
--------------------------------------------------------------------------------
Lamar Media Corp., 6.625% Sr.
Unsec. Sub. Nts., 8/15/15                           1,275,000         1,246,313
--------------------------------------------------------------------------------
Lear Corp., 8.75% Sr. Unsec. Nts.,
Series B, 12/1/16                                   3,370,000         3,083,550
--------------------------------------------------------------------------------
Leslie's Poolmart, Inc., 7.75% Sr.
Unsec. Nts., 2/1/13                                   825,000           787,875
--------------------------------------------------------------------------------
Levi Strauss & Co., 9.75% Sr. Unsec.
Unsub. Nts., 1/15/15                                1,780,000         1,784,450
--------------------------------------------------------------------------------
Lin Television Corp., 6.50% Sr. Sub.
Nts., 5/15/13                                         550,000           520,438
--------------------------------------------------------------------------------
Majapahit Holding BV:
7.25% Nts., 10/17/11 2                              1,990,000         1,999,950
7.75% Nts., 10/17/16 2                              4,230,000         4,261,725
--------------------------------------------------------------------------------
Marquee Holdings, Inc., 0%/12%
Sr. Disc. Nts., 8/15/14 17                          1,600,000         1,288,000
--------------------------------------------------------------------------------
Mashantucket Pequot Tribe,
8.50% Bonds, Series A, 11/15/15 2                   2,620,000         2,646,200
--------------------------------------------------------------------------------
Massey Energy Co., 6.625% Sr. Nts.,
11/15/10                                              300,000           294,750
--------------------------------------------------------------------------------
MediaNews Group, Inc.:
6.375% Sr. Sub. Nts., 4/1/14                        1,300,000           786,500
6.875% Sr. Unsec. Sub. Nts., 10/1/13                  700,000           441,000
--------------------------------------------------------------------------------
MGM Mirage, Inc.:
6.75% Sr. Unsec. Nts., 4/1/13                         650,000           633,750
8.375% Sr. Unsec. Sub. Nts., 2/1/11                 2,300,000         2,363,250
--------------------------------------------------------------------------------
MHP SA, 10.25% Sr. Sec. Sub.
Bonds, 11/30/11 2                                   1,360,000         1,346,400
--------------------------------------------------------------------------------
Mirant Americas Generation LLC,
9.125% Sr. Unsec. Nts., 5/1/31                        150,000           141,000
--------------------------------------------------------------------------------
Mirant Mid-Atlantic LLC, 8.625%
Sec. Pass-Through Certificates,
Series A, 6/30/12                                     547,727           575,113
--------------------------------------------------------------------------------
Mohegan Tribal Gaming Authority:
6.125% Sr. Unsec. Sub. Nts., 2/15/13                  505,000           496,163
6.875% Sr. Unsec. Sub. Nts., 2/15/15                  515,000           486,675
8% Sr. Sub. Nts., 4/1/12                            1,200,000         1,224,000
--------------------------------------------------------------------------------
Momentive Performance
Materials, Inc., 9.75% Sr. Unsec.
Nts., 12/1/14 2                                     2,840,000         2,627,000

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES Continued
--------------------------------------------------------------------------------
Morgan Stanley:
6.25% Sr. Nts., 3/23/17 5 [PEN]                     4,885,000   $     1,523,507
10.09% Sr. Unsec. Nts., 5/3/17 5,6
[BRR]                                               9,460,000         4,848,550
--------------------------------------------------------------------------------
Mosaic Global Holdings, Inc.,
7.375% Sr. Nts., 12/1/14 5                            830,000           892,250
--------------------------------------------------------------------------------
National Gas Co., 6.05% Nts.,
1/15/36 2                                           3,470,000         3,316,112
--------------------------------------------------------------------------------
National Power Corp.:
5.875% Unsec. Unsub. Bonds,
12/19/16 [PHP]                                    109,600,000         2,633,481
6.875% Nts., 11/2/16 2                              1,474,000         1,501,711
9.625% Unsec. Bonds, 5/15/28                        2,550,000         3,091,875
--------------------------------------------------------------------------------
NCL Corp., 10.625% Sr. Unsub.
Nts., 7/15/14                                         800,000           799,000
--------------------------------------------------------------------------------
Nell AF Sarl, 8.375% Sr. Nts.,
8/15/15 2                                           2,988,000         2,427,750
--------------------------------------------------------------------------------
Newfield Exploration Co.,
6.625% Sr. Unsec. Sub. Nts., 9/1/14                 1,900,000         1,890,500
--------------------------------------------------------------------------------
NewPage Corp., 10% Sr. Sec. Nts.,
5/1/12                                              1,665,000         1,681,650
--------------------------------------------------------------------------------
Nextel Communications, Inc.,
7.375% Sr. Nts., Series D, 8/1/15                  10,930,000        10,770,192
--------------------------------------------------------------------------------
Nielsen Finance LLC, 10% Sr.
Unsec. Nts., 8/1/14                                 2,195,000         2,255,363
--------------------------------------------------------------------------------
Nielsen Finance LLC/Nielsen
Finance Co., 0%/12.50% Sr. Unsec.
Sub. Disc. Nts., 8/1/16 17                          1,725,000         1,220,438
--------------------------------------------------------------------------------
Nortek, Inc., 8.50% Sr. Unsec.
Unsub. Nts., 9/1/14                                   685,000           551,425
--------------------------------------------------------------------------------
NorthPoint Communications
Group, Inc., 12.875% Nts.,
2/15/10 3,4,5                                         200,173                --
--------------------------------------------------------------------------------
NorthWestern Corp., 5.875% Sr.
Sec. Nts., 11/1/14                                     90,000            88,830
--------------------------------------------------------------------------------
Novelis, Inc., 7.25% Sr. Unsec. Nts.,
2/15/15 1                                           1,620,000         1,530,900
--------------------------------------------------------------------------------
NRG Energy, Inc.:
7.375% Sr. Nts., 1/15/17                            1,280,000         1,251,200
7.375% Sr. Nts., 2/1/16                             3,000,000         2,932,500
--------------------------------------------------------------------------------
NTK Holdings, Inc., 0%/10.75%
Sr. Unsec. Nts., 3/1/14 17                          1,755,000         1,035,450
--------------------------------------------------------------------------------
NTL Cable plc, 9.125% Sr. Nts.,
8/15/16                                               355,000           353,225
--------------------------------------------------------------------------------
NXP BV/NXP Funding LLC, 9.50%
Sr. Unsec. Unsub. Nts., 10/15/15                    1,950,000         1,791,563
--------------------------------------------------------------------------------
Omnicare, Inc.:
6.75% Sr. Sub. Nts., 12/15/13                         230,000           217,350
6.875% Sr. Sub. Nts., 12/15/15                        285,000           266,475
--------------------------------------------------------------------------------
Ongko International Finance Co.
BV, 10.50% Sec. Nts., 3/29/10 3,4,5                    90,000                --


                     20 | OPPENHEIMER STRATEGIC BOND FUND/VA

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES Continued
--------------------------------------------------------------------------------
Orion Network Systems, Inc.,
12.50% Sr. Unsub. Disc. Nts.,
1/15/07 4,5                                  $        675,000   $             7
--------------------------------------------------------------------------------
Owens-Brockway Glass Container,
Inc., 8.875% Sr. Sec. Nts., 2/15/09                   176,000           176,880
--------------------------------------------------------------------------------
Oxford Industries, Inc., 8.875% Sr.
Nts., 6/1/11                                          150,000           150,000
--------------------------------------------------------------------------------
Pacific Energy Partners LP/Pacific
Energy Finance Corp., 6.25% Sr.
Unsec. Nts., 9/15/15                                  100,000           100,326
--------------------------------------------------------------------------------
Panama Canal Railway Co., 7% Sr.
Sec. Nts., 11/1/26 2                                3,360,000         3,276,000
--------------------------------------------------------------------------------
PanAmSat Corp., 9% Sr. Unsec.
Nts., 8/15/14                                         840,000           848,400
--------------------------------------------------------------------------------
Park Place Entertainment Corp.,
7.875% Sr. Sub. Nts., 3/15/10                         800,000           756,000
--------------------------------------------------------------------------------
Peabody Energy Corp., 6.875% Sr.
Unsec. Nts., Series B, 3/15/13                      3,140,000         3,171,400
--------------------------------------------------------------------------------
Penn National Gaming, Inc.:
6.75% Sr. Unsec. Sub. Nts., 3/1/15                    230,000           234,313
6.875% Sr. Sub. Nts., 12/1/11                         500,000           507,500
--------------------------------------------------------------------------------
Petrobras International Finance
Co., 5.785% Sr. Unsec. Nts., 3/1/18                10,040,000        10,040,000
--------------------------------------------------------------------------------
Petroleum Export Ltd. Cayman
SPV, 5.265% Sr. Nts., Cl. A3,
6/15/11 2                                           2,989,177         2,957,369
--------------------------------------------------------------------------------
PHI, Inc., 7.125% Sr. Unsec. Nts.,
4/15/13                                               400,000           386,000
--------------------------------------------------------------------------------
Piazza Vittoria Finance SrL,
6.033% Asset-Backed Nts.,
7/20/10 1 [EUR]                                     2,631,732         3,837,172
--------------------------------------------------------------------------------
Pinnacle Entertainment, Inc.,
8.25% Sr. Unsec. Sub. Nts., 3/15/12                 1,480,000         1,502,200
--------------------------------------------------------------------------------
Pinnacle Foods Finance
LLC/Pinnacle Foods Finance
Corp., 10.625% Sr. Sub. Nts., 4/1/17 2              2,090,000         1,807,850
--------------------------------------------------------------------------------
Pokagon Gaming Authority,
10.375% Sr. Nts., 6/15/14 2                           525,000           567,000
--------------------------------------------------------------------------------
Premcor Refining Group, Inc.,
9.50% Sr. Nts., 2/1/13                                835,000           876,498
--------------------------------------------------------------------------------
Premier Cruise Ltd., 11% Sr. Nts.,
3/15/08 3,4,5                                         250,000                --
--------------------------------------------------------------------------------
PSINet, Inc., 10.50% Sr. Unsec.
Nts., 12/1/06 3,4,5 [EUR]                             100,000                --
--------------------------------------------------------------------------------
Psychiatric Solutions, Inc., 7.75%
Sr. Unsec. Sub. Nts., 7/15/15                         220,000           220,550
--------------------------------------------------------------------------------
Quebecor World Capital Corp.,
8.75% Sr. Nts., 3/15/16 2                             315,000           233,494
--------------------------------------------------------------------------------
Quicksilver Resources, Inc.,
7.125% Sr. Sub. Nts., 4/1/16                        1,340,000         1,323,250
--------------------------------------------------------------------------------
Quiksilver, Inc., 6.875% Sr. Unsec.
Nts., 4/15/15                                         610,000           526,125

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES Continued
--------------------------------------------------------------------------------
Qwest Corp., 8.875% Unsec.
Unsub. Nts., 3/15/12                         $      3,790,000   $     4,074,250
--------------------------------------------------------------------------------
R.H. Donnelley Corp.:
6.875% Sr. Disc. Nts., Series A-1,
1/15/13                                             2,730,000         2,457,000
6.875% Sr. Disc. Nts., Series A-2,
1/15/13                                             1,865,000         1,678,500
6.875% Sr. Nts., 1/15/13                            1,300,000         1,170,000
8.875% Sr. Unsec. Nts., Series A-3,
1/15/16                                               405,000           380,700
--------------------------------------------------------------------------------
Radio One, Inc., 8.875% Sr.
Unsec. Sub. Nts., Series B, 7/1/11                    600,000           563,250
--------------------------------------------------------------------------------
Rainbow National Services LLC,
8.75% Sr. Nts., 9/1/12 2                              670,000           692,613
--------------------------------------------------------------------------------
Range Resources Corp.:
6.375% Sr. Sub. Nts., 3/15/15                         430,000           421,400
7.375% Sr. Sub. Nts., 7/15/13                         200,000           204,000
7.50% Sr. Sub. Nts., 5/15/16                        1,505,000         1,542,625
--------------------------------------------------------------------------------
RBS Global & Rexnord Corp.,
11.75% Sr. Unsec. Sub. Nts., 8/1/16                 1,285,000         1,262,513
--------------------------------------------------------------------------------
ReAble Therapeutics Finance
LLC, 10.875% Sr. Unsec. Nts.,
11/15/14 2                                          1,365,000         1,344,525
--------------------------------------------------------------------------------
Real Time Data Co., 11% Disc.
Nts., 5/31/09 4,5,19                                  142,981                --
--------------------------------------------------------------------------------
Reliant Energy, Inc., 6.75% Sr. Sec.
Nts., 12/15/14                                        410,000           413,075
--------------------------------------------------------------------------------
Rent-A-Center, Inc., 7.50% Sr.
Unsec. Sub. Nts., Series B, 5/1/10                    550,000           515,625
--------------------------------------------------------------------------------
Reynolds American, Inc., 7.25%
Sr. Sec. Nts., 6/1/13                               1,805,000         1,918,235
--------------------------------------------------------------------------------
Rite Aid Corp., 8.125% Sr. Sec.
Nts., 5/1/10                                          450,000           443,250
--------------------------------------------------------------------------------
Rural Cellular Corp., 9.875% Sr.
Nts., 2/1/10 5                                      1,400,000         1,459,500
--------------------------------------------------------------------------------
Sabine Pass LNG LP:
7.25% Sr. Sec. Nts., 11/30/13                       1,335,000         1,281,600
7.50% Sr. Sec. Nts., 11/30/16                       2,770,000         2,659,200
--------------------------------------------------------------------------------
Salisbury International Investments
Ltd., 9.33% Sec. Nts., Series
2006-003, Tranche E, 7/20/11 1                      1,100,000         1,115,950
--------------------------------------------------------------------------------
Sally Holdings LLC:
9.25% Sr. Unsec. Nts., 11/15/14                     1,531,000         1,523,345
10.50% Sr. Unsec. Sub. Nts.,
11/15/16                                              936,000           926,640
--------------------------------------------------------------------------------
Select Medical Corp., 7.625%
Sr. Unsec. Sub. Nts., 2/1/15                        1,865,000         1,603,900
--------------------------------------------------------------------------------
SGS International, Inc., 12% Sr.
Unsec. Sub. Nts., 12/15/13 5                          170,000           169,363
--------------------------------------------------------------------------------
Shaw Communications, Inc.,
8.54% Debs., 9/30/27 [CAD]                            340,000           356,596
--------------------------------------------------------------------------------
Sierra Pacific Resources, 6.75%
Sr. Unsec. Nts., 8/15/17                            1,777,000         1,806,482


                     21 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES Continued
--------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc.,
8% Sr. Unsec. Sub. Nts., 3/15/12             $      1,267,000   $     1,297,091
--------------------------------------------------------------------------------
SLM Corp., 4.50% Nts., Series A,
7/26/10                                             3,445,000         3,161,604
--------------------------------------------------------------------------------
Smithfield Foods, Inc., 7.625% Sr.
Unsec. Sub. Nts., 2/15/08                             400,000           401,000
--------------------------------------------------------------------------------
Standard Pacific Corp., 9.25% Sr.
Sub. Nts., 4/15/12                                    120,000            58,200
--------------------------------------------------------------------------------
Station Casinos, Inc.:
6.50% Sr. Unsec. Sub. Nts., 2/1/14                  2,203,000         1,663,265
6.875% Sr. Unsec. Sub. Nts., 3/1/16                   235,000           172,725
--------------------------------------------------------------------------------
Stena AB:
7% Sr. Unsec. Nts., 12/1/16 5                         150,000           144,938
7.50% Sr. Unsec. Nts., 11/1/13                        387,000           383,614
--------------------------------------------------------------------------------
Stone Energy Corp., 6.75% Sr.
Unsec. Sub. Nts., 12/15/14                          1,020,000           951,150
--------------------------------------------------------------------------------
Stoneridge, Inc., 11.50% Sr. Nts.,
5/1/12                                              1,200,000         1,242,000
--------------------------------------------------------------------------------
Targa Resources, Inc., 8.50% Sr.
Nts., 11/1/13 2                                       525,000           509,250
--------------------------------------------------------------------------------
Telefonica del Peru SA, 8% Sr.
Unsec. Bonds, 4/11/16 2 [PEN]                       3,290,100         1,182,483
--------------------------------------------------------------------------------
Teligent, Inc., 11.50% Sr. Nts.,
12/1/08 3,4,5                                         500,000                --
--------------------------------------------------------------------------------
Tengizchevroil LLP, 6.124% Nts.,
11/15/14 2                                          2,123,000         2,011,543
--------------------------------------------------------------------------------
Tenneco Automotive, Inc., 10.25%
Sr. Sec. Nts., Series B, 7/15/13                      343,000           367,010
--------------------------------------------------------------------------------
Tesoro Corp.:
6.25% Sr. Unsec. Nts., 11/1/12                        405,000           407,025
6.625% Sr. Unsec. Nts., 11/1/15                       905,000           900,475
--------------------------------------------------------------------------------
TGI International Ltd., 9.50% Nts.,
10/3/17 2                                           6,100,000         6,405,000
--------------------------------------------------------------------------------
Tiers-BSP, 0%/8.60% Collateralized
Trust, Cl. A, 6/15/97 17                            2,695,000         1,307,428
--------------------------------------------------------------------------------
Toll Corp., 8.25% Sr. Sub. Nts.,
12/1/11                                               490,000           470,400
--------------------------------------------------------------------------------
Travelport LLC, 11.875% Sr.
Unsec. Sub. Nts., 9/1/16                            1,000,000         1,071,250
--------------------------------------------------------------------------------
TriMas Corp., 9.875% Sr. Unsec.
Sub. Nts., 6/15/12                                  1,002,000           981,960
--------------------------------------------------------------------------------
Trinity Industries, Inc., 6.50% Sr.
Nts., 3/15/14                                         300,000           296,250
--------------------------------------------------------------------------------
Trump Entertainment Resorts,
Inc., 8.50% Sec. Nts., 6/1/15                       3,100,000         2,375,375
--------------------------------------------------------------------------------
UCAR Finance, Inc., 10.25% Sr.
Nts., 2/15/12                                         137,000           141,966
--------------------------------------------------------------------------------
United Rentals North America,
Inc., 6.50% Sr. Unsec. Nts., 2/15/12                  100,000            91,250
--------------------------------------------------------------------------------
United Rentals, Inc., 7% Sr. Sub.
Nts., 2/15/14                                       4,000,000         3,370,000

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES Continued
--------------------------------------------------------------------------------
Universal City Development
Partners Ltd., 11.75% Sr. Nts.,
4/1/10                                       $        500,000   $       518,750
--------------------------------------------------------------------------------
Universal City Florida:
8.375% Sr. Unsec. Nts., 5/1/10                        130,000           131,300
9.661% Sr. Unsec. Nts., 5/1/10 1                      130,000           130,650
--------------------------------------------------------------------------------
US Oncology, Inc.:
9% Sr. Unsec. Nts., 8/15/12                           300,000           297,375
10.75% Sr. Unsec. Sub. Nts.,
8/15/14                                               300,000           297,750
--------------------------------------------------------------------------------
Vail Resorts, Inc., 6.75% Sr. Sub.
Nts., 2/15/14 5                                     1,100,000         1,089,000
--------------------------------------------------------------------------------
Valeant Pharmaceuticals
International, Inc., 7% Sr. Nts.,
12/15/11                                              350,000           338,188
--------------------------------------------------------------------------------
Vanguard Health Holding Co. I
LLC, 0%/11.25% Sr. Disc. Nts.,
10/1/15 17                                          2,540,000         1,892,300
--------------------------------------------------------------------------------
Ventas Realty LP/Ventas Capital
Corp., 6.75% Sr. Nts., 4/1/17                         450,000           447,750
--------------------------------------------------------------------------------
Verso Paper Holdings LLC, 8.66
1% Sr. Sec. Nts., Series B, 8/1/14 1                  305,000           298,900
--------------------------------------------------------------------------------
Vertis, Inc.:
9.75% Sr. Sec. Nts., 4/1/09                           700,000           647,500
10.875% Sr. Unsec. Nts., Series B,
6/15/09                                               800,000           491,000
--------------------------------------------------------------------------------
Vitro SAB de CV:
8.625% Sr. Unsec. Unsub. Nts., 2/1/12               1,415,000         1,337,175
9.125% Sr. Unsec. Unsub. Nts., 2/1/17               2,405,000         2,224,625
--------------------------------------------------------------------------------
Warner Music Group Corp.,
7.375% Sr. Sub. Bonds, 4/15/14                        500,000           387,500
--------------------------------------------------------------------------------
West Corp.:
9.50% Sr. Unsec. Nts., 10/15/14                     1,080,000         1,063,800
11% Sr. Unsec. Sub. Nts., 10/15/16                    470,000           468,825
--------------------------------------------------------------------------------
Whiting Petroleum Corp.,
7.25% Sr. Sub. Nts., 5/1/12                         1,500,000         1,485,000
--------------------------------------------------------------------------------
William Lyon Homes, Inc.:
7.50% Sr. Unsec. Nts., 2/15/14                        160,000            96,800
10.75% Sr. Nts., 4/1/13                             1,140,000           689,700
--------------------------------------------------------------------------------
Williams Cos., Inc., 8.125% Sr.
Unsec. Nts., 3/15/12                                2,370,000         2,592,188
--------------------------------------------------------------------------------
Windstream Corp.:
8.125% Sr. Unsec. Unsub. Nts., 8/1/13               2,290,000         2,381,600
8.625% Sr. Unsec. Unsub. Nts., 8/1/16               1,450,000         1,529,750
--------------------------------------------------------------------------------
Winstar Communications, Inc.,
12.75% Sr. Nts., 4/15/10 3,4,5                        250,000                --
--------------------------------------------------------------------------------
WM Covered Bond Program:
3.875% Sec. Nts., Series1,
9/27/11 [EUR]                                       9,915,000        13,787,842
4% Sec. Mtg. Nts., Series 2,
9/27/16 [EUR]                                       9,690,000        12,837,127


                     22 | OPPENHEIMER STRATEGIC BOND FUND/VA

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES Continued
--------------------------------------------------------------------------------
WMG Holdings Corp., 0%/9.50%
Sr. Disc. Nts., 12/15/14 17                  $      2,057,000   $     1,326,765
--------------------------------------------------------------------------------
Wynn Las Vegas LLC/Wynn Las
Vegas Capital Corp., 6.625% Nts.,
12/1/14                                             3,125,000         3,085,938
                                                                ----------------
Total Corporate Bonds
and Notes (Cost $559,354,530)                                       550,522,416

                                                       SHARES
--------------------------------------------------------------------------------
PREFERRED STOCKS--0.1%
--------------------------------------------------------------------------------
AmeriKing, Inc., 13% Cum. Sr.
Exchangeable, Non-Vtg. 3,5,19                           4,253                --
--------------------------------------------------------------------------------
Eagle-Picher Holdings, Inc.,
11.75% Cum. Exchangeable,
Series B, Non-Vtg. 3,5                                  5,000                --
--------------------------------------------------------------------------------
Federal National Mortgage Assn.,
8.25% Non-Cum. Sub., Series S,
Non Vtg. 3                                            141,680         3,648,260
--------------------------------------------------------------------------------
ICG Holdings, Inc., 14.25%
Exchangeable, Non-Vtg. 3,5,19                             151                --
--------------------------------------------------------------------------------
ION Media Networks, Inc.:
12% Cum., Series B, Non-Vtg. 3                             20           119,064
14.25% Cum. Jr. Exchangeable,
Non-Vtg. 3,5,19                                             1             5,414
9.75% Cv., Series AI 3,5,19                                 1             5,371
--------------------------------------------------------------------------------
Sovereign Real Estate
Investment Trust, 12%
Non-Cum., Series A 2                                    4,600           601,450
                                                                ----------------
Total Preferred Stocks (Cost $4,616,971)                              4,379,559

--------------------------------------------------------------------------------
COMMON STOCKS--0.9%
--------------------------------------------------------------------------------
Arco Capital Corp. Ltd. 3,5                           690,638        10,359,570
--------------------------------------------------------------------------------
AT&T, Inc.                                             86,358         3,589,038
--------------------------------------------------------------------------------
Comcast Corp., Cl. A 3                                253,387         4,626,847
--------------------------------------------------------------------------------
Constellation Energy Group, Inc.                       36,866         3,779,871
--------------------------------------------------------------------------------
Global Aero Logistics, Inc. 3,5                         2,168            16,260
--------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                         3,157           678,913
--------------------------------------------------------------------------------
Mediacom Communications
Corp. 3                                               345,431         1,585,528
--------------------------------------------------------------------------------
Premier Holdings Ltd. 3,5                              18,514                --
--------------------------------------------------------------------------------
Public Service Enterprise Group,
Inc.                                                   36,386         3,574,561
--------------------------------------------------------------------------------
Revlon, Inc., Cl. A 3                               1,374,658         1,622,096
--------------------------------------------------------------------------------
Telus Corp.                                            56,816         2,826,507
--------------------------------------------------------------------------------
Telus Corp., Non-Vtg.                                     144             6,957
                                                                ----------------
Total Common Stocks (Cost $33,395,177)                               32,666,148

                                                        UNITS             VALUE
--------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
--------------------------------------------------------------------------------
Global Aero Logistics, Inc. Wts.,
Exp. 2/28/11 3                                            266   $           353
--------------------------------------------------------------------------------
Long Distance International, Inc.
Wts., Exp. 4/13/08 3,5                                    200                --
                                                                ----------------
Total Rights, Warrants
and Certificates (Cost $2,025)                                              353

                                                    PRINCIPAL
                                                       AMOUNT
--------------------------------------------------------------------------------
STRUCTURED SECURITIES--9.0%
--------------------------------------------------------------------------------
Aiolos Ltd. Catastrophe Linked
Nts., 9.525%, 4/8/09 1,2 [EUR]                        800,000         1,178,546
--------------------------------------------------------------------------------
Akibare Ltd. Catastrophe Linked
Nts., Cl. A, 7.965%, 5/22/12 1,2                      738,000           747,779
--------------------------------------------------------------------------------
Calabash Re Ltd. Catastrophe
Linked Nts., Cl. A-1, 13.53%,
6/1/09 1,2                                          1,750,000         1,830,150
--------------------------------------------------------------------------------
Cascadia Ltd. Catastrophe
Linked Nts.:
8.271%, 6/13/08 1,2                                   500,000           500,875
9.081%, 8/31/09 1,5                                 1,130,000         1,143,786
--------------------------------------------------------------------------------
Cat-Mex Ltd. Catastrophe
Linked Nts., Cl. A, 7.229%,
5/19/09 1,2                                         1,950,000         1,924,163
--------------------------------------------------------------------------------
Champlain Ltd. Catastrophe
Linked Nts., Series A, 17.993%,
1/7/09 1,2                                            940,000           953,818
--------------------------------------------------------------------------------
Citigroup Global Markets
Holdings, Inc.:
Argentina (Republic of) Credit
Linked Nts., 11.673%, 5/22/08 1,14
[ARP]                                                 660,000           600,129
Argentina (Republic of) Credit
Linked Nts., 11.265%, 5/18/09 1,5
[ARP]                                               1,334,000         1,144,788
Argentina (Republic of) Unsec.
Credit Linked Nts., 9.423%,
4/16/10 1,5,14 [ARP]                                2,139,098         1,806,324
Brazil (Federal Republic of)
Credit Linked Nts., 10%, 1/5/10 1
[BRR]                                              10,670,000         5,687,949
Brazil (Federal Republic of) Unsec.
Credit Linked Nts., 10%, 1/5/10 [BRR]               2,927,000         1,638,498
Brazil (Federal Republic of) Unsec.
Credit Linked Nts., 10%, 1/5/10 [BRR]               4,619,000         2,585,658
Brazil (Federal Republic of) Unsec.
Credit Linked Nts., 14.809%,
1/5/10 11 [BRR]                                     2,480,096         1,093,716
Brazil (Federal Republic of) Unsec.
Credit Linked Nts., 15.427%,
1/2/09 11 [BRR]                                     2,231,957         1,120,543
Colombia (Republic of) Credit
Linked Bonds, 11%, 7/27/20 [COP]                1,060,000,000           549,480


                     23 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
STRUCTURED SECURITIES Continued
--------------------------------------------------------------------------------
Citigroup Global Markets
Holdings, Inc.: Continued
Colombia (Republic of)
Credit Linked Nts., Series II, 15%,
4/27/12 [COP]                                     552,359,546   $       316,569
Colombia (Republic of)
Unsec. Credit Linked Nts., 15%,
4/27/12 [COP]                                   1,200,000,000           687,746
Colombia (Republic of) Unsec.
Credit Linked Nts., 15%, 4/27/12
[COP]                                           1,034,000,000           592,608
Colombia (Republic of) Unsec.
Credit Linked Nts., 15%, 4/27/12
[COP]                                             927,000,000           531,284
Dominican Republic Credit
Linked Bonds, 9.85%, 11/10/08 10,11
[DOP]                                              22,620,000           622,164
Dominican Republic Credit
Linked Nts., 10.086%, 3/20/08 5,11
[DOP]                                              22,900,000           629,555
Dominican Republic Credit
Linked Nts., 22%, 10/3/11 [DOP]                    25,600,000           969,927
Dominican Republic Credit
Linked Nts., 8.452%, 3/24/08 11
[DOP]                                              50,960,000         1,504,101
Dominican Republic Credit
Linked Nts., 9.522%, 5/12/08 11
[DOP]                                              19,900,000           578,294
Dominican Republic Credit
Linked Nts., 9.826%, 3/20/08 11
[DOP]                                              21,220,000           626,156
Dominican Republic Unsec.
Credit Linked Nts., 14.802%,
3/10/08 11 [DOP]                                   33,430,000           989,995
Dominican Republic Unsec.
Credit Linked Nts., 15%, 3/12/12
[DOP]                                              49,300,000         1,602,587
Dominican Republic Unsec.
Credit Linked Nts., 9.347%,
8/11/08 11 [DOP]                                   57,100,000         1,616,045
Dominican Republic Unsec.
Credit Linked Nts., Series 007,
9.302%, 5/12/08 11 [DOP]                           40,900,000         1,187,610
Egypt (The Arab Republic of)
Credit Linked Nts., 7.364%,
1/10/08 5,11 [EGP]                                 10,180,000         1,837,719
Egypt (The Arab Republic of)
Unsec. Credit Linked Nts.,
8.376%, 2/28/08 5,11 [EGP]                          9,260,000         1,656,102
Egypt (The Arab Republic of)
Unsec. Credit Linked Nts., 8.50%,
2/16/08 [EGP]                                       4,450,000           871,173
Ghana (Republic of) Credit
Linked Nts., 13.50%, 4/2/10 [GHS]                   2,990,000         3,102,457
Nigeria (Federal Republic of)
Credit Linked Nts., 14.50%, 3/1/11 2
[NGN]                                             347,000,000         3,355,834

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
STRUCTURED SECURITIES Continued
--------------------------------------------------------------------------------
Citigroup Global Markets
Holdings, Inc.: Continued
Nigeria (Federal Republic of)
Credit Linked Nts., Series II,
14.50%, 4/4/11 2 [NGN]                            265,000,000   $     2,571,399
Renins Nonlife Ltd. Credit
Linked Nts., 12.50%, 5/30/12 5                      4,586,858         4,586,858
Russian Federation Credit
Linked Nts., 7.65%, 12/4/08 1,5
[RUR]                                              21,350,000           856,132
Russian Federation Credit
Linked Nts., Series 2, 7.50%,
12/4/08 1,5 [RUR]                                  50,900,000         2,041,082
Ukraine Hryvnia Unsec. Credit
Linked Nts., 11.94%, 1/4/10 [UAH]                     880,000           186,696
Zambia (Republic of) Credit
Linked Nts., 8.833%, 2/21/08 11
[ZMK]                                           6,515,000,000         1,662,965
--------------------------------------------------------------------------------
Credit Suisse First Boston
International:
Boryspil Airport Total Return
Linked Nts., 10%, 4/19/10 1 [UAH]                   4,840,000           982,903
EES Total Return Linked Nts.,
7.10%, 12/12/08 1 [RUR]                            37,100,000         1,533,246
EESRRU Total Return Linked Nts.,
8.25%, 6/22/10 1 [RUR]                             93,500,000         3,919,586
Gazprom Total Return Linked
Nts., 6.79%, 10/29/09 [RUR]                        73,800,000         3,053,887
Gazprom Total Return Linked
Nts., Series 002, 6.95%, 8/6/09
[RUR]                                              72,600,000         3,057,821
Indonesia (Republic of) Total
Return Linked Nts., 12%, 9/16/11 5
[IDR]                                          14,800,000,000         1,746,542
Moitk Total Return Linked Nts.,
8.966%, 3/26/11 1,5 [RUR]                          59,900,000         2,352,960
NAK Naftogaz of Ukraine Credit
Linked Nts., 5%, 1/20/09                            3,890,000         3,763,034
Orenburgskaya IZHK Total Return
Linked Nts., 9.24%, 2/21/12 1,5 [RUR]             116,835,000         4,541,645
Rurail Total Return Linked Nts.,
6.67%, 1/22/09 1,5 [RUR]                           49,210,000         2,010,564
Ukraine (Republic of) Credit
Linked Nts., Series EMG 13,
11.94%, 12/30/09 [UAH]                              2,195,000           488,585
Vietnam Shipping Industry
Group Total Return Linked Nts.,
10.50%, 1/19/17 5  [VND]                       14,609,000,000           903,001
--------------------------------------------------------------------------------
Credit Suisse First Boston, Inc.
(Nassau Branch):
Russian Specialized Construction
and Installation Administration
Credit Linked Nts., 8.59%,
5/20/10 1,5 [RUR]                                  97,250,000         3,800,227
Ukraine (Republic of) Credit
Linked Nts., 11.94%, 12/30/09 2
[UAH]                                               5,650,000         1,257,634


                     24 | OPPENHEIMER STRATEGIC BOND FUND/VA

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
STRUCTURED SECURITIES Continued
--------------------------------------------------------------------------------
Credit Suisse First Boston, Inc.
(Nassau Branch): Continued
Ukraine (Republic of) Credit
Linked Nts., Series EMG 11,
11.94%, 12/30/09 [UAH]                                661,000   $       147,132
Ukraine (Republic of) Credit
Linked Nts., Series NPC 12,
11.94%, 12/30/09 2 [UAH]                            4,170,000           928,201
--------------------------------------------------------------------------------
Credit Suisse Group, Russian
Moscoblgaz Finance Total Return
Linked Nts., 9.25%, 6/24/12 5 [RUR]               106,500,000         4,161,688
--------------------------------------------------------------------------------
Credit Suisse International, FSK
EES RRU Total Return Linked Nts.,
8.25%, 6/22/10 1 [RUR]                             54,200,000         2,272,102
--------------------------------------------------------------------------------
Deutsche Bank AG:
Argentina (Republic of)
Credit Linked Nts., 11.673%,
12/21/11 5,14 [ARP]                                 2,990,000         2,429,968
Arrendadora Capita Corp. SA de
CV/Capita Corp. (The) de Mexico
SA de CV Credit Linked Nts.,
9.09%, 1/5/11 5 [MXN]                              12,838,271         1,182,573
Arrendadora Capita Corp. SA de
CV/Capita Corp. (The) de Mexico
SA de CV Credit Linked Nts.,
9.65%, 1/5/11 5 [MXN]                               8,500,402           782,998
Brazil Real Credit Linked Nts.,
13.882%, 3/3/10 11 [BRR]                            4,580,760         1,992,135
Brazil Real Credit Linked Nts., 6%,
8/18/10 [BRR]                                       2,065,000         1,886,506
Colombia (Republic of) Credit
Linked Nts., 13.50%, 9/15/14 [COP]              2,002,000,000         1,139,741
Colombia (Republic of) Total
Return Linked Bonds, Series 002,
11%, 7/28/20 [COP]                              6,840,000,000         3,551,817
Egypt (The Arab Republic of)
Credit Linked Nts., 9.381%,
2/5/08 5,11 [EGP]                                   6,230,000         1,116,917
Egypt (The Arab Republic of)
Total Return Linked Nts., 7.725%,
9/16/08 11 [EGP]                                   17,350,000         2,968,102
European Investment Bank,
Russian Federation Credit Linked
Nts., 5.502%, 1/19/10 5,11                            705,000           612,434
Grupo TMM SA Credit Linked
Nts., 6%, 9/7/12 5                                  2,283,832         2,295,251
Halyk Bank of Kazakhstan Total
Return Linked Nts., Series I, 7.25%,
3/20/09 [KZT]                                     258,990,000         2,020,328
Indonesia (Republic of) Credit
Linked Nts., 9.50%, 6/22/15                           820,000           810,012
Indonesia (Republic of) Credit
Linked Nts., Series III, 14.25%,
6/22/13                                               873,600         1,058,393
Nigeria (Federal Republic of)
Credit Linked Nts., 12.50%,
2/24/09 5 [NGN]                                    67,900,000           615,650

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
STRUCTURED SECURITIES Continued
--------------------------------------------------------------------------------
Deutsche Bank AG: Continued
Nigeria (Federal Republic of)
Credit Linked Nts., 15%,
1/27/09 5 [NGN]                                    91,000,000   $       858,750
Opic Reforma Credit Linked
Nts., 9.205%, 10/3/15 5,14 [MXN]                   14,850,000         1,361,074
Peru (Republic of) Credit Linked
Nts., 6.659%, 2/20/11 1                               875,000           887,308
RosSelkhoz Bank Total Return
Linked Nts., 6.926%, 2/22/08 11 [RUR]              57,640,000         2,326,025
Russian Federation Credit Linked
Nts., 0%, 12/2/09 11 [RUR]                         19,221,000           813,937
Russian Federation Credit Linked
Nts., 6.942%, 2/22/08 11 [RUR]                     82,600,000         3,334,182
Russian Federation Credit Linked
Nts., 7.176%, 2/21/08 11  [RUR]                    39,800,000         1,606,103
Russian Federation Total Return
Linked Nts., Series II, 9%, 4/22/11
[RUR]                                              21,590,000           953,656
Russian Railways Total Return
Linked Bonds, 6.67%, 1/26/09 1 [RUR]               75,090,000         3,072,548
Russian Unified Energy Systems
Total Return Linked Nts., Series
FSK3, 7.10%, 12/16/08 1 [RUR]                      50,530,000         2,077,542
Sberbank Total Return Linked
Nts., 6.588%, 2/27/08 11 [RUR]                     76,860,000         3,097,453
Sberbank Total Return Linked
Nts., 6.593%, 2/20/08 11 [RUR]                     57,640,000         2,327,275
Ukraine (Republic of) 5 yr. Credit
Linked Nts., 4.05%, 8/25/10                           885,000           897,726
Ukraine (Republic of) 5.5 yr.
Credit Linked Nts., 4.05%, 2/25/11                    885,000           893,939
Ukraine (Republic of) 6 yr.
Credit Linked Nts., 4.05%, 8/25/11                    885,000           889,416
Ukraine (Republic of) 6.5 yr.
Credit Linked Nts., 4.05%, 2/27/12                    885,000           885,257
Ukraine (Republic of) 7 yr. Credit
Linked Nts., 4.05%, 8/28/12                           885,000           881,920
Ukraine (Republic of) Credit
Linked Nts., 11.94%, 12/30/09 [UAH]                   269,000            60,213
Ukraine (Republic of) Credit
Linked Nts., 11.94%, 12/30/09 [UAH]                   955,000           213,769
United Mexican States Credit
Linked Nts., 9.52%, 1/5/11 5  [MXN]                 8,501,476           783,097
Videocon International Ltd.
Credit Linked Nts., 6.26%, 12/29/09                 1,630,000         1,633,293
--------------------------------------------------------------------------------
Deutsche Bank AG Singapore,
Vietnam Shipping Industry Group
Total Return Linked Nts., 9%,
4/20/17 5 [VND]                                36,800,000,000         2,114,050
--------------------------------------------------------------------------------
Dresdner Bank AG, Lukoil Credit
Linked Nts., Series 3, 7.04%,
12/8/11 1,2 [RUR]                                  34,190,000         1,501,540
--------------------------------------------------------------------------------
Eurus Ltd. Catastrophe Linked
Nts., 11.261%, 4/8/09 1,2                           1,400,000         1,411,900
--------------------------------------------------------------------------------
Fhu-Jin Ltd. Catastrophe Linked
Nts., Cl. B, 8.778%, 8/10/11 1,2                    1,630,000         1,665,616


                     25 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
STRUCTURED SECURITIES Continued
--------------------------------------------------------------------------------
Foundation Re II Ltd. Catastrophe
Linked Nts., 14.705%, 1/8/09 1,2             $        926,000   $       926,463
--------------------------------------------------------------------------------
Foundation Re Ltd. Catastrophe
Linked Nts., 9.005%, 11/24/08 1,2                   1,000,000           981,150
--------------------------------------------------------------------------------
Fusion 2007 Ltd. Catastrophe
Linked Nts., 10.905%, 5/19/09 1,2                   2,600,000         2,603,770
--------------------------------------------------------------------------------
GlobeCat Ltd. Catastrophe
Linked Nts., 7.01%, 12/30/08 1                      2,150,000         2,154,730
--------------------------------------------------------------------------------
Goldman Sachs & Co., Turkey
(Republic of) Credit Linked Nts.,
14.802%, 3/29/17 2,11 [TRY]                        21,980,000         4,570,304
--------------------------------------------------------------------------------
Goldman Sachs Capital Markets
LP, Colombia (Republic of)
Credit Linked Nts., 10.476%,
2/8/37 2,11 [COP]                              63,720,800,000         1,209,369
--------------------------------------------------------------------------------
Goldman Sachs International,
Russian Federation Total Return
Linked Nts., 8%, 5/13/09 1 [RUR]                   84,500,000         3,458,198
--------------------------------------------------------------------------------
Hallertau SPC 2007-01, Philippines
(Republic of) Credit Linked Nts.,
12/20/17 1,5,10                                    14,290,000        14,174,251
--------------------------------------------------------------------------------
ING Bank NV, Ukraine (Republic
of) Credit Linked Nts., Series 725,
11.89%, 12/30/09 5 [UAH]                            4,689,000         1,036,770
--------------------------------------------------------------------------------
JPMorgan Chase Bank:
Argentina (Republic of) Credit
Linked Nts., 11.625%,
12/19/11 1,5,14 [ARP]                               4,355,000         3,394,411
Brazil (Federal Republic of)
Credit Linked Nts., 14.35%,
2/20/12 5 [BRR]                                     5,770,000         3,107,448
Brazil (Federal Republic of)
Credit Linked Nts., 15.326%,
1/2/15 11 [BRR]                                    10,948,600         2,578,992
Brazil (Federal Republic of)
Credit Linked Nts., 2.731%,
11/30/12 2,11 [ARP]                                 4,550,000         1,292,489
Brazil (Federal Republic of)
Credit Linked Nts., 6%,
5/16/45 5 [BRR]                                     1,445,000         1,277,102
Brazil (Federal Republic of)
Credit Linked Nts., Series III,
12.184%, 1/2/15 5,11 [BRR]                          5,245,000         1,235,483
Colombia (Republic of)
Credit Linked Bonds, 10.19%,
1/5/16 2,11 [COP]                              20,100,000,000         4,144,504
Colombia (Republic of) Credit
Linked Bonds, 10.218%,
10/31/16 5,11 [COP]                            12,177,000,000         2,286,959
Colombia (Republic of) Credit
Linked Bonds, Series A, 10.218%,
10/31/16 5,11 [COP]                            12,125,000,000         2,277,193
Peru (Republic of) Credit
Linked Nts., 8.115%,
9/2/15 2,11 [PEN]                                   3,470,000           646,777

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
STRUCTURED SECURITIES Continued
--------------------------------------------------------------------------------
JPMorgan Chase Bank: Continued
Swaziland (Kingdom of) Credit
Linked Nts., 7.25%, 6/20/10 2                $      1,120,000   $     1,106,784
--------------------------------------------------------------------------------
Lakeside Re Ltd. Catastrophe
Linked Nts., 11.33%, 12/31/09 1,2                   2,000,000         2,053,200
--------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.,
High Yield Targeted Return Index
Securities, Series 2006-1, 7.631%,
5/1/16 5,14                                         6,300,000         6,282,675
--------------------------------------------------------------------------------
Lehman Brothers International,
Romania (Republic of) Total
Return Linked Nts., 7.90%,
2/9/10 [RON]                                          821,400           351,423
--------------------------------------------------------------------------------
Lehman Brothers Special
Financing, Inc.:
CMS 10 yr. Curve Credit Linked
Nts., 6%, 2/5/17                                   13,350,000        14,446,035
Microvest Capital Management
LLC Credit Linked Nts., 10.75%,
5/24/12 5                                           8,650,000         8,650,000
Romania (Republic of) Total
Return Linked Nts., 6.50%,
3/9/10 [RON]                                        2,228,300           912,811
Romania (Republic of) Total
Return Linked Nts., 6.75%,
3/11/08 [RON]                                       2,600,000         1,104,299
Romania (Republic of) Total
Return Linked Nts., 7.25%,
4/19/10 [RON]                                         213,000            88,167
Romania (Republic of) Total
Return Linked Nts., 7.75%,
4/21/08 [RON]                                         199,000            84,604
Romania (Republic of) Total
Return Linked Nts., 7.75%,
4/21/08 [RON]                                         512,000           217,675
Romania (Republic of) Total
Return Linked Nts., 7.90%,
2/12/08 [RON]                                       1,885,100           814,624
--------------------------------------------------------------------------------
Medquake Ltd. Catastrophe
Linked Nts., 9.969%, 5/31/10 1,2                    1,250,000         1,251,750
--------------------------------------------------------------------------------
Merrill Lynch:
Colombia (Republic of) Credit
Linked Nts., 10%, 11/17/16 5 [COP]              1,784,000,000           809,872
Renaissance Capital International
Services Ltd. Total Return Linked
Nts., 10.50%, 10/7/08 5 [RUR]                      80,000,000         3,158,885
--------------------------------------------------------------------------------
Midori Ltd. Catastrophe Linked
Nts., 7.998%, 10/24/12 1,2                          1,600,000         1,609,600
--------------------------------------------------------------------------------
Morgan Stanley, Russian
Federation Total Return Linked
Securities, Series 007, Cl. VR, 5%,
8/22/34 [RUR]                                     106,432,109         3,598,215
--------------------------------------------------------------------------------
Morgan Stanley & Co.
International Ltd./Red Arrow
International Leasing plc:
Total Return Linked Nts.,
Series A, 8.375%, 6/30/12 5 [RUR]                  26,906,013         1,095,441


                     26 | OPPENHEIMER STRATEGIC BOND FUND/VA

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
STRUCTURED SECURITIES Continued
--------------------------------------------------------------------------------
Morgan Stanley & Co.
International Ltd./Red Arrow
International Leasing plc: Continued
Total Return Linked Nts.,
Series B, 11%, 6/30/12 5 [RUR]                     19,729,959   $       833,552
--------------------------------------------------------------------------------
Morgan Stanley Capital Services,
Inc.:
Bank Center Credit Total
Return Linked Nts., 7.52%,
6/6/08 [KZT]                                      482,000,000         3,850,029
Brazil (Federal Republic of)
Linked Nts., 12.551%, 1/5/22 2,11 [BRR]            28,914,000         2,752,163
Brazil (Federal Republic of) Sr.
Linked Nts., 14.40%, 8/4/16 5 [BRR]                 5,793,682         4,284,486
Brazil (Federal Republic of)
Total Return Nts., 8/2/10 [BRR]                     5,364,574         2,334,971
Eurokommerz Total Return
Linked Nts., Series 1, 13.90%,
10/19/09 1 [RUR]                                  319,000,000        13,052,907
Ukraine (Republic of) Credit
Linked Nts., 6.653%, 10/15/17 1,2                   8,300,000         8,187,950
United Mexican States Credit
Linked Nts., 5.64%, 11/20/15 2                      2,000,000         2,052,700
WTI Trading Ltd. Total Return
Linked Nts., Series A, 13.50%,
2/9/09 5                                            3,630,000         3,484,800
WTI Trading Ltd. Total Return
Linked Nts., Series B, 13.50%,
2/9/09 5                                            4,850,000         4,656,000
--------------------------------------------------------------------------------
Nelson Re Ltd. Catastrophe
Linked Nts., Series 2007-I, Cl. A,
16.769%, 6/21/10 1,2                                2,290,000         2,307,690
--------------------------------------------------------------------------------
Osiris Capital plc Catastrophe
Linked Combined Mortality
Index Nts., Series D, 10.243%,
1/15/10 1,2                                           890,000           937,971
--------------------------------------------------------------------------------
Redwood Capital X Ltd.
Catastrophe Linked Nts., Series
C, 9.58%, 1/9/09 1,5                                  360,000           360,342
--------------------------------------------------------------------------------
Residential Reinsurance Ltd.
Catastrophe Linked Nts.:
Series B, 13.574%, 6/6/08 1,2                       1,300,000         1,294,150
Series CL3, 17.374%, 6/7/10 1,2                     1,000,000         1,018,875
--------------------------------------------------------------------------------
Successor Euro Wind Ltd.
Catastrophe Linked Nts.:
Cl. A-I, 10.40%, 6/6/08 1,2                         1,040,000         1,042,392
Cl. A-I, 22.65%, 6/6/08 1,2                         1,700,000         1,739,695
--------------------------------------------------------------------------------
Successor Japan Quake Ltd.
Catastrophe Linked Nts., Cl. A-I,
9.40%, 6/6/08 1,2                                   2,450,000         2,463,843
--------------------------------------------------------------------------------
UBS AG, Ghana (Republic of)
Credit Linked Nts., 14.47%,
12/28/11 5 [GHS]                                    1,222,052         1,352,124
--------------------------------------------------------------------------------
VASCO Re 2006 Ltd. Catastrophe
Linked Nts., 13.641%, 6/5/09 1,2                    1,550,000         1,598,515

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
STRUCTURED SECURITIES Continued
--------------------------------------------------------------------------------
Willow Re Ltd. Catastrophe
Linked Nts., 10.085%, 6/16/10 1,2            $      2,480,000   $     2,533,878
                                                                ----------------
Total Structured Securities
(Cost $304,844,727)                                                 324,751,888

                          EXPIRATION     STRIKE
                                DATE      PRICE        CONTRACTS
--------------------------------------------------------------------------------
OPTIONS PURCHASED--0.0%
--------------------------------------------------------------------------------
Japanese Yen (JPY)
Put 3 (Cost $331,738)        2/12/08    $112.35    3,132,000,000        377,688

                                                       SHARES
--------------------------------------------------------------------------------
INVESTMENT COMPANIES--20.2%
--------------------------------------------------------------------------------
Oppenheimer Master
Loan Fund, LLC 3,20                                14,194,313       140,588,443
--------------------------------------------------------------------------------
Oppenheimer Institutional
Money Market Fund, Cl. E,
5.03% 20,21                                       587,306,313       587,306,313
                                                                ----------------
Total Investment Companies
(Cost $729,095,393)                                                 727,894,756
--------------------------------------------------------------------------------
Total Investments, at Value
(excluding Investments
Purchased with Cash
Collateral from Securities
Loaned) (Cost $3,562,167,047)                                     3,623,352,181

                                                    PRINCIPAL
                                                       AMOUNT
--------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL
FROM SECURITIES LOANED--1.7% 22
--------------------------------------------------------------------------------
Metropolitan Life Global
Funding, 4.89%, 1/22/08                      $        750,000           750,000
--------------------------------------------------------------------------------
Undivided interest of 5.96% in joint
repurchase agreement (Principal Amount/
Value $1,000,000,000, with a maturity
value of $1,000,250,000) with Bank of
America NA, 4.50%, dated 12/31/07, to be
repurchased at $59,585,793 on 1/2/08,
collateralized by U.S. Agency Mortgages,
5%, 5/1/35, with a value of
$1,020,000,000                                     59,570,900        59,570,900
                                                                ----------------
Total Investments Purchased with
Cash Collateral from Securities
Loaned (Cost $60,320,900)                                            60,320,900
--------------------------------------------------------------------------------
TOTAL INVESTMENTS,
AT VALUE
(COST $3,622,487,947)                                   102.0%    3,683,673,081
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS
OF OTHER ASSETS                                          (2.0)      (73,045,672)
                                             -----------------------------------
NET ASSETS                                              100.0%  $ 3,610,627,409
                                             ===================================

INDUSTRY CLASSIFICATIONS ARE UNAUDITED.


                     27 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS

PRINCIPAL AMOUNT IS REPORTED IN U.S. DOLLARS, EXCEPT FOR THOSE DENOTED IN THE FOLLOWING CURRENCIES:

ARP     Argentine Peso
AUD     Australian Dollar
BRR     Brazilian Real
CAD     Canadian Dollar
COP     Colombian Peso
DEM     German Mark
DKK     Danish Krone
DOP     Dominican Republic Peso
EGP     Egyptian Pounds
EUR     Euro
GBP     British Pound Sterling
GHS     Ghanaian Cedi
IDR     Indonesia Rupiah
ILS     Israeli Shekel
JPY     Japanese Yen
KZT     Kazakhstan Tenge
MXN     Mexican Nuevo Peso
MYR     Malaysian Ringgit
NGN     Nigeria Naira
PEN     Peruvian New Sol
PHP     Philippines Peso
PLZ     Polish Zloty
RON     New Romanian Leu
RUR     Russian Ruble
TRY     New Turkish Lira
UAH     Ukraine Hryvnia
UYU     Uruguay Peso
VND     Vietnam Dong
ZMK     Zambian Kwacha

1. Represents the current interest rate for a variable or increasing rate security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $227,572,107 or 6.30% of the Fund's net assets as of December 31, 2007.

3. Non-income producing security.

4. Issue is in default. See Note 1 of accompanying Notes.

5. Illiquid or restricted security. The aggregate value of illiquid or restricted securities as of December 31, 2007 was $206,385,561, which represents 5.72% of the Fund's net assets, of which $1,361,074 is considered restricted. See Note 9 of accompanying Notes. Information concerning restricted securities is as follows:

                                                                     ACQUISITION                               UNREALIZED
SECURITY                                                                    DATE         COST        VALUE   DEPRECIATION
-------------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG, Opic Reforma Credit Linked Nts., 9.205%, 10/3/15      12/27/07   $1,364,764   $1,361,074         $3,690

6. All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $37,577,023. See Note 6 of accompanying Notes.

7. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $22,163,514 or 0.61% of the Fund's net assets as of December 31, 2007.

8. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $234,772 or 0.01% of the Fund's net assets as of December 31, 2007.

9. All or a portion of the security was segregated by the Fund in the amount of $62,547,000, which represented 100.27% of the market value of securities sold short. See Note 1 of accompanying Notes.

10. When-issued security or delayed delivery to be delivered and settled after December 31, 2007. See Note 1 of accompanying Notes.

11. Zero coupon bond reflects effective yield on the date of purchase.

12. A sufficient amount of securities has been designated to cover outstanding foreign currency contracts. See Note 5 of accompanying Notes.

13. Partial or fully-loaned security. See Note 10 of accompanying Notes.

14. Represents the current interest rate on a security whose interest rate is linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. See Note 1 of accompanying Notes.

15. A sufficient amount of liquid assets has been designated to cover outstanding written put options.

16. A sufficient amount of liquid assets has been designated to cover outstanding written call options.

17. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

18. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

19. Interest or dividend is paid-in-kind, when applicable.


                     28 | OPPENHEIMER STRATEGIC BOND FUND/VA

20. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2007, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                                 SHARES           GROSS           GROSS              SHARES
                                                      DECEMBER 31, 2006       ADDITIONS      REDUCTIONS   DECEMBER 31, 2007
----------------------------------------------------------------------------------------------------------------------------
Oppenheimer Master Loan Fund, LLC                                    --      14,194,313              --          14,194,313
Oppenheimer Institutional Money Market Fund, Cl. E          349,023,806   2,444,888,836   2,206,606,329         587,306,313

                                                                                               DIVIDEND            REALIZED
                                                                                  VALUE          INCOME                LOSS
----------------------------------------------------------------------------------------------------------------------------
Oppenheimer Master Loan Fund, LLC                                         $  140,588,443  $   1,113,128            $ 14,048
Oppenheimer Institutional Money Market Fund, Cl. E                           587,306,313     23,751,284                  --
                                                                          --------------------------------------------------
                                                                          $  727,894,756  $  24,864,412            $ 14,048
                                                                          ==================================================

21. Rate shown is the 7-day yield as of December 31, 2007.

22. The security/securities have been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 10 of accompanying Notes.

23. Short-fall security.

                                                                           PRINCIPAL
                                                                              AMOUNT
                                                                          SOLD SHORT           VALUE
-----------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS SOLD SHORT--(1.7)%
-----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 4.50%, 1/1/22 10                       $ (7,500,000)  $  (7,382,813)
-----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 5%, 1/1/22 10                            (3,562,000)     (3,565,897)
-----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 5.50%, 1/1/37 10                        (51,485,000)    (51,428,675)
                                                                                       --------------
Total Mortgage-Backed Obligations Sold Short (Proceeds $61,937,320)                    $ (62,377,385)
                                                                                       ==============

-----------------------------------------------------------------------------------------------------
WRITTEN OPTIONS AS OF DECEMBER 31, 2007 ARE AS FOLLOWS:
-----------------------------------------------------------------------------------------------------
                                            NUMBER OF   EXERCISE   EXPIRATION    PREMIUM
DESCRIPTION                      TYPE       CONTRACTS      PRICE         DATE   RECEIVED      VALUE
-----------------------------------------------------------------------------------------------------
British Pound Sterling (GBP)     Call         525,000   $ 1.9830       1/2/08   $  4,503   $  3,123
British Pound Sterling (GBP)      Put         525,000     1.9830       1/2/08      4,685      3,436
British Pound Sterling (GBP)     Call         525,000     1.9910       1/3/08      4,129      2,137
British Pound Sterling (GBP)      Put         525,000     1.9910       1/3/08      4,129      6,746
British Pound Sterling (GBP)     Call         575,000     1.9940       1/4/08      5,260      5,343
British Pound Sterling (GBP)      Put         575,000     1.9940       1/4/08      5,260      5,343
British Pound Sterling (GBP)     Call         545,000     2.0090       1/7/08      5,234      1,177
British Pound Sterling (GBP)      Put         545,000     2.0090       1/7/08      5,343     15,767
Euro (EUR)                       Call       2,395,000     1.4685       1/4/08     16,442      8,083
Euro (EUR)                        Put       2,395,000     1.4685       1/4/08     16,530     28,080
Euro (EUR)                       Call       2,395,000     1.4715       1/7/08     16,564     16,564
Euro (EUR)                        Put       2,395,000     1.4715       1/7/08     16,564     16,564
Japanese Yen (JPY)               Call   2,872,000,000   102.9000      2/12/08    332,136     21,166
                                                                                --------------------
                                                                                $436,779   $133,529
                                                                                ====================


                     29 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF DECEMBER 31, 2007 ARE AS FOLLOWS:
-----------------------------------------------------------------------------------------------------------------------------
                                               CONTRACTS
                                                  AMOUNT             EXPIRATION                    UNREALIZED     UNREALIZED
CONTRACT DESCRIPTION             BUY/SELL         (000S)                   DATE          VALUE   APPRECIATION   DEPRECIATION
-----------------------------------------------------------------------------------------------------------------------------
Argentine Peso (ARP)                  Buy         42,850  ARP   1/22/08-1/24/08   $ 13,568,315   $         --   $     63,292
Australian Dollar (AUD)              Sell         20,695  AUD    1/8/08-4/10/08     18,047,659        322,814         68,233
Brazilian Real (BRR)                  Buy        186,907  BRR     2/6/08-1/5/10    103,988,499      4,563,353             --
Brazilian Real (BRR)                 Sell         18,250  BRR            2/6/08     10,223,272             --        178,137
British Pound Sterling (GBP)          Buy          2,195  GBP    1/2/08-2/29/08      4,354,521             --        132,791
British Pound Sterling (GBP)         Sell         25,875  GBP    1/2/08-5/14/08     51,292,606      1,305,919             --
Canadian Dollar (CAD)                Sell         35,890  CAD    1/8/08-4/10/08     36,138,100        660,872        150,252
Chilean Peso (CLP)                    Buy      4,459,000  CLP           1/16/08      8,949,922             --         78,545
Chinese Renminbi (Yuan) (CNY)        Sell         96,700  CNY           1/11/08     13,257,983             --         95,253
Colombian Peso (COP)                 Sell     21,759,000  COP     2/6/08-3/4/08     10,697,063             --        106,901
Czech Koruna (CZK)                    Buy        427,500  CZK           1/30/08     23,535,565        602,388             --
Dominican Republic Peso (DOP)         Buy         20,867  DOP            1/8/08        628,528          9,325             --
Euro (EUR)                            Buy         53,670  EUR    1/2/08-5/14/08     78,381,235      1,297,617         47,315
Euro (EUR)                           Sell        228,906  EUR    1/2/08-5/21/08    334,318,913      1,247,724      4,121,878
Hungarian Forint (HUF)                Buy      5,558,000  HUF   1/30/08-1/31/08     31,987,448        277,504             --
Indian Rupee (INR)                    Buy          5,173  INR            1/2/08        131,190            199             --
Indonesia Rupiah (IDR)                Buy    236,690,000  IDR   1/31/08-2/29/08     25,179,789         64,432        253,061
Israeli Shekel (ILS)                  Buy         83,680  ILS    1/30/08-5/2/08     21,677,404        544,976             --
Japanese Yen (JPY)                    Buy     15,834,000  JPY           4/10/08    143,499,473      4,742,572             --
Japanese Yen (JPY)                   Sell     16,962,000  JPY    1/8/08-5/14/08    153,048,407      1,049,387      1,404,288
Malaysian Ringgit (MYR)               Buy        136,770  MYR   1/30/08-4/10/08     41,571,361        252,758             --
Mexican Nuevo Peso (MXN)              Buy        226,900  MXN    2/25/08-3/7/08     20,711,308        135,794         14,170
Mexican Nuevo Peso (MXN)             Sell          8,050  MXN           3/31/08        732,862          3,272             --
New Taiwan Dollar (TWD)              Sell        442,000  TWD           1/17/08     13,629,138         72,041             --
New Turkish Lira (TRY)                Buy         46,540  TRY   1/17/08-1/28/08     39,569,656      1,290,527             --
New Zealand Dollar (NZD)              Buy         29,025  NZD   1/17/08-5/14/08     22,080,598        204,111        244,683
New Zealand Dollar (NZD)             Sell         14,390  NZD    1/8/08-4/10/08     10,942,692         15,076         65,405
Norwegian Krone (NOK)                 Buy         31,150  NOK           5/14/08      5,707,811             --          4,599
Norwegian Krone (NOK)                Sell         31,150  NOK           4/10/08      5,715,199             --         73,136
Peruvian New Sol (PEN)                Buy         86,105  PEN           1/22/08     28,805,457             --        255,924
Philippines Peso (PHP)                Buy      1,439,000  PHP   1/30/08-2/29/08     34,893,748      1,720,745             --
Polish Zloty (PLZ)                    Buy         56,570  PLZ   1/30/08-4/10/08     22,889,985        341,481        103,829
Russian Ruble (RUR)                   Buy        271,430  RUR           2/21/08     11,103,097        723,365             --
Singapore Dollar (SGD)                Buy          3,490  SGD            2/5/08      2,427,776         10,893             --
Singapore Dollar (SGD)               Sell         20,375  SGD           2/11/08     14,178,262             --         43,680
Slovak Koruna (SKK)                   Buy        413,530  SKK           1/30/08     17,975,892         22,828             --
South African Rand (ZAR)              Buy        219,870  ZAR   1/18/08-2/29/08     31,907,291        799,045             --
South Korean Won (KRW)                Buy     40,705,000  KRW   1/30/08-4/30/08     43,826,680             --        956,780
South Korean Won (KRW)               Sell     13,060,000  KRW           2/11/08     14,052,547             --         77,907
Swedish Krona (SEK)                   Buy         77,310  SEK           4/10/08     11,964,009         53,013         30,950
Swedish Krona (SEK)                  Sell         29,990  SEK           5/14/08      4,640,440         51,143             --
Swiss Franc (CHF)                     Buy          6,985  CHF           4/10/08      6,198,056         25,235         10,532
Swiss Franc (CHF)                    Sell          5,919  CHF    1/8/08-2/29/08      5,228,612         23,934         64,975
                                                                                                 ----------------------------
Total unrealized appreciation and depreciation                                                   $ 22,434,343   $  8,646,516
                                                                                                 ============================


                     30 | OPPENHEIMER STRATEGIC BOND FUND/VA

------------------------------------------------------------------------------------------------------------------------
FUTURES CONTRACTS AS OF DECEMBER 31, 2007 ARE AS FOLLOWS:
------------------------------------------------------------------------------------------------------------------------
                                                                                                             UNREALIZED
                                                                 NUMBER OF   EXPIRATION                    APPRECIATION
CONTRACT DESCRIPTION                                  BUY/SELL   CONTRACTS         DATE          VALUE   (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------
Amsterdam Exchange Index                                   Buy          24      1/18/08   $  3,621,545   $       84,671
Australia (Commonwealth of) Bonds, 10 yr.                 Sell          69      3/17/08      5,908,179           17,653
CAC 40 10 Index                                           Sell          83      1/18/08      6,808,589          (90,932)
Canada (Government of) Bonds, 10 yr.                       Buy          76      3/19/08      8,788,408          (16,274)
DAX Index                                                  Buy          32      3/20/08      9,509,518          252,898
DAX Index                                                 Sell          33      3/20/08      9,806,691         (260,802)
Euro-Bundesobligation, 5 yr.                               Buy         441       3/6/08     69,474,448       (1,034,390)
Euro-Bundesobligation, 10 yr.                              Buy          52       3/6/08      8,584,370           (4,450)
Euro-Bundesobligation, 10 yr.                             Sell         345       3/6/08     56,953,996          (27,298)
Euro-Schatz                                                Buy       1,328       3/6/08    200,324,315       (1,324,346)
FTSE 100 Index                                            Sell          94      3/20/08     12,052,273         (212,477)
Japan (Government of) Bonds, 10 yr.                        Buy          41      3/11/08     50,288,775          187,989
Japan (Government of) Mini Bonds, 10 yr.                   Buy          44      3/10/08      5,394,872           17,291
Mexican Bolsa Index                                       Sell         135      3/19/08      3,692,471           27,363
NASDAQ 100 Index                                          Sell         279      3/20/08     11,744,505          121,343
Nikkei 225 Index                                           Buy           8      3/13/08      1,093,778          (45,042)
Nikkei 225 Index                                          Sell         107      3/13/08     14,629,281          459,253
OMXS30 Index                                              Sell         196      1/25/08      3,285,666          (53,641)
Standard & Poor's 500 E-Mini                               Buy          48      3/20/08      3,545,280           (2,520)
Standard & Poor's 500 E-Mini                              Sell         735      3/20/08     54,287,100           37,344
Standard & Poor's/MIB Index, 10 yr.                        Buy          11      3/20/08      3,124,366           16,144
Standard & Poor's/Toronto Stock Exchange 60 Index          Buy          20      3/19/08      3,274,301           46,975
U.S. Long Bonds                                            Buy       2,240      3/19/08    260,680,000       (1,112,300)
U.S. Long Bonds                                           Sell           7      3/19/08        814,625           (1,737)
U.S. Treasury Nts., 2 yr.                                  Buy         674      3/31/08    141,708,500          204,335
U.S. Treasury Nts., 2 yr.                                 Sell         399      3/31/08     83,889,750          (86,917)
U.S. Treasury Nts., 5 yr.                                  Buy       6,785      3/31/08    748,258,281        1,449,863
U.S. Treasury Nts., 5 yr.                                 Sell         911      3/31/08    100,466,219         (199,044)
U.S. Treasury Nts., 10 yr.                                 Buy       1,611      3/19/08    182,672,297          174,312
U.S. Treasury Nts., 10 yr.                                Sell       1,496      3/19/08    169,632,375         (836,294)
United Kingdom Long Gilt                                   Buy           9      3/27/08      1,970,549           38,353
                                                                                                         ---------------
                                                                                                         $   (2,172,677)
                                                                                                         ===============

-----------------------------------------------------------------------------------------------------------------------------------
CREDIT DEFAULT SWAPS AS OF DECEMBER 31, 2007 ARE AS FOLLOWS:
-----------------------------------------------------------------------------------------------------------------------------------
                                                              BUY/SELL  NOTIONAL        PAY/                  PREMIUM
                                                                CREDIT    AMOUNT     RECEIVE  TERMINATION       PAID/
SWAP COUNTERPARTY             REFERENCE ENTITY              PROTECTION    (000S)  FIXED RATE         DATE  (RECEIVED)       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
Barclays Bank plc:
                              Beazer Homes USA, Inc.              Sell  $  1,000      4.7000%     9/20/08  $       --  $  (61,167)
                              Citigroup, Inc.                     Sell     6,550      3.2500      9/20/08          --     (85,894)
                              Republic of Turkey                  Sell     3,120      1.6200      4/20/12          --      28,366
                              Republic of Turkey                  Sell       915      1.8100      4/20/12          --      15,346
                              Residential Capital LLC             Sell     1,807      1.2200      3/20/08          --    (159,268)
                              Residential Capital LLC             Sell       905      1.2000      3/20/08          --     (79,808)
                              Residential Capital LLC             Sell       942      1.7500      3/20/08          --     (81,864)
                              Six Flags, Inc.                     Sell       780      7.0000      9/20/08          --       6,879
                              Smithfield Foods, Inc.              Sell       855      1.5000      3/20/12          --     (41,278)
                              The Mosaic Co.                      Sell       490      1.5000      9/20/12          --      14,867


                     31 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
CREDIT DEFAULT SWAPS: Continued
----------------------------------------------------------------------------------------------------------------------------------
                                                              BUY/SELL  NOTIONAL        PAY/                  PREMIUM
                                                                CREDIT    AMOUNT     RECEIVE  TERMINATION       PAID/
SWAP COUNTERPARTY             REFERENCE ENTITY              PROTECTION    (000S)  FIXED RATE         DATE  (RECEIVED)       VALUE
----------------------------------------------------------------------------------------------------------------------------------
Citibank NA, New York:
                              Allied Waste North
                              America, Inc.                       Sell  $  2,300      1.8800%     3/20/12  $       --  $ (101,017)
                              Amkor Technology, Inc.              Sell       335      2.0500      9/20/08          --       1,006
                              Cablevision Systems Corp.           Sell       100      3.1000     12/20/10          --      (2,554)
                              Capmark Financial Group,
                              Inc.                                Sell     2,480      7.1250     12/20/12          --      18,073
                              El Paso Corp.                       Sell       936      0.7200      6/20/11          --     (22,822)
                              El Paso Corp.                       Sell       850      0.7800      6/20/11          --     (19,092)
                              El Paso Corp.                       Sell       870      0.8200      6/20/11          --     (18,426)
                              Ford Motor Credit Co.               Sell     1,800      2.3200      3/20/12          --    (239,374)
                              Georgia-Pacific LLC                 Sell       395      3.4500     12/20/12          --      (1,436)
                              Georgia-Pacific LLC                 Sell       535      3.6000     12/20/12          --       1,351
                              Intelsat Ltd.                       Sell       415      4.3000     12/20/08          --       1,864
                              Nalco Co.                           Sell       595      3.6000      9/20/12          --      (7,172)
                              Nortel Networks Corp.               Sell     1,120      1.8900      9/20/08          --       2,021
                              Pakistan                            Sell     1,570      5.1000      1/20/13          --          --
                              Reliant Energy, Inc.                Sell       500      2.4500      9/20/11          --     (14,710)
                              Reliant Energy, Inc.                Sell     1,200      2.6000      9/20/11          --     (29,458)
                              Republic of Hungary                  Buy     2,300      0.4000     12/20/15          --      35,032
                              Republic of Indonesia               Sell     1,720      2.1000      9/20/12          --      45,296
                              Republic of Turkey                  Sell     2,340      2.4700      4/20/17          --      26,639
                              Russian Federation                  Sell    10,000      0.3600      1/20/11          --    (106,464)
                              Tribune Co.                         Sell       520      7.6000      9/20/08          --     (11,435)
                              Tribune Co.                         Sell       740      7.5000      9/20/08          --     (16,805)
                              Univision
                              Communications, Inc.                Sell       468      1.1000      6/20/08          --      (5,083)
----------------------------------------------------------------------------------------------------------------------------------
Credit Suisse International:
                              ArvinMeritor, Inc.                  Sell       995      1.4000      9/20/08          --     (13,428)
                              ArvinMeritor, Inc.                  Sell     1,420      1.6000      9/20/08          --     (17,076)
                              Capmark Financial Group,
                              Inc.                                Sell       790      5.2000     12/20/12          --     (52,580)
                              Capmark Financial Group,
                              Inc.                                Sell       415      6.2500     12/20/12          --     (12,587)
                              CDX.NA.HY.8 Index                   Sell     2,905      2.7500      6/20/12    (144,826)   (143,235)
                              CenturyTel, Inc.                     Buy     1,540      0.3775      9/20/12          --      11,615
                              Charter Communications
                              Holdings LLC                         Buy       235      7.0000      9/20/10          --      69,880
                              Charter Communications
                              Holdings LLC                        Sell       235      5.0000      9/20/17     (47,000)   (112,247)
                              Charter Communications
                              Holdings LLC                         Buy       285      5.0000      9/20/10      18,169      95,428
                              Charter Communications
                              Holdings LLC                        Sell       285      5.0000      9/20/17     (57,000)   (136,129)
                              Dean Foods Co.                      Sell       515      1.0200      6/20/11          --     (36,644)
                              Dean Foods Co.                      Sell       475      1.0000      6/20/11          --     (34,089)
                              Dow Jones CDX.NA.HY.7 Index         Sell     1,280      3.2500     12/20/11      47,467     (18,949)
                              El Paso Corp.                       Sell       475      0.7400      6/20/11          --     (13,051)
                              El Paso Corp.                       Sell       495      0.7700      6/20/11          --     (13,127)
                              Embarq Corp.                         Buy       760      0.5700      9/20/12          --      11,326
                              Ford Motor Credit Co.               Sell     3,750      2.3850      3/20/12          --    (487,690)
                              Ford Motor Credit Co.               Sell     1,150      2.5500      3/20/12          --    (144,196)
                              GMAC LLC                            Sell     1,690      1.3900      3/20/17          --    (370,128)
                              Intelsat Ltd.                       Sell       425      4.4000      3/20/09          --         (85)
                              NJSC Naftogaz                       Sell     2,570      3.2500      4/20/11          --    (344,747)
                              Residential Capital LLC             Sell       900      1.3000      3/20/08          --     (55,446)
                              Smithfield Foods, Inc.              Sell       865      1.4900      3/20/12          --     (42,408)
                              Tenet Healthcare Corp.              Sell     1,365      4.0500     12/20/08          --      13,138
                              Toys "R" Us, Inc.                   Sell       995      2.8000      9/20/08          --     (26,420)
                              Tribune Co.                         Sell       370      6.3500     12/20/08          --     (19,438)


                     32 | OPPENHEIMER STRATEGIC BOND FUND/VA

                                                              BUY/SELL  NOTIONAL        PAY/                  PREMIUM
                                                                CREDIT    AMOUNT     RECEIVE  TERMINATION       PAID/
SWAP COUNTERPARTY             REFERENCE ENTITY              PROTECTION    (000S)  FIXED RATE         DATE  (RECEIVED)       VALUE
----------------------------------------------------------------------------------------------------------------------------------
Credit Suisse International:
Continued
                              TXU Corp.                           Sell  $    940     1.5300%      6/20/11  $       --  $  (80,426)
                              TXU Corp.                           Sell       490      1.6100      6/20/11          --     (40,746)
----------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG:
                              ABX.HE.AA.06-2 Index                Sell       720      0.1700      5/25/46     (86,393)   (274,430)
                              ABX.HE.AAA.06-2 Index               Sell     1,720      0.1100      5/25/46     (85,989)   (215,753)
                              ABX.HE.AAA.06-2 Index               Sell     1,720      0.1100      5/25/46     (85,974)   (215,753)
                              CDX.NA.HY.9 Index                   Sell     7,665      3.7500     12/20/12      15,170   (333,244)
                              CenturyTel, Inc.                     Buy     1,595      0.4250      9/20/12          --       5,701
                              Countrywide Home Loans,
                              Inc.                                Sell     1,305      8.5000     12/20/08          --    (152,272)
                              Countrywide Home Loans,
                              Inc.                                Sell     2,990      9.0000     12/20/08          --    (339,269)
                              Countrywide Home Loans,
                              Inc.                                Sell     2,990      9.7500     12/20/08          --    (318,742)
                              Countrywide Home Loans,
                              Inc.                                Sell     6,540      2.5500      9/20/08          --    (877,254)
                              CVRD Inco Ltd.                       Buy       995      0.6300      3/20/17          --      (5,389)
                              Dow Jones CDX.NA.HY.7
                              Index                               Sell     3,615      3.2500     12/20/11     134,056     (42,226)
                              Embarq Corp.                         Buy     2,375      0.6100      9/20/12          --      30,032
                              Ford Motor Co.                      Sell     2,065      6.0000     12/20/16          --    (173,575)
                              Ford Motor Co.                      Sell     3,180      5.8500     12/20/16          --    (288,497)
                              Ford Motor Co.                      Sell     2,540      5.8000     12/20/16          --    (236,079)
                              Ford Motor Credit Co.               Sell     2,760      2.3900      3/20/12          --    (341,465)
                              Ford Motor Credit Co.               Sell     1,300      2.3400      3/20/12          --    (162,915)
                              General Motors Corp.                Sell     1,650      4.7500     12/20/16          --    (190,831)
                              General Motors Corp.                Sell     2,035      4.6800     12/20/16          --    (241,881)
                              GMAC LLC                            Sell     1,750      1.3700      3/20/17          --    (373,680)
                              Intelsat Ltd.                       Sell       175      4.4000      3/20/09          --        (174)
                              iStar Financial, Inc.               Sell     2,085      2.9250     12/20/08          --     (39,770)
                              iStar Financial, Inc.               Sell     1,215      3.0000     12/20/08          --     (22,301)
                              iStar Financial, Inc.               Sell     1,790      5.8500     12/20/08          --      16,114
                              iStar Financial, Inc.               Sell       560      4.3200     12/20/12          --       6,289
                              iStar Financial, Inc.               Sell       770      4.5000     12/20/12          --      16,172
                              Republic of Peru                     Buy     1,900      1.7100     12/20/16          --     (32,805)
                              Republic of Peru                    Sell       405      1.3200      4/20/17          --      (4,081)
                              Republic of Peru                    Sell       440      1.5000      4/20/17          --       1,399
                              Vale Overseas Ltd.                  Sell       995      1.0500      3/20/17          --     (11,826)
                              Washington Mutual, Inc.             Sell       415      4.5000     12/20/08          --      (2,214)
----------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Capital
Markets LP                    General Motors Corp.                Sell     1,650      4.9500     12/20/16          --    (190,621)
----------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs
International:
                              ABX.HE.AA.06-2 Index                Sell       970      0.1700      5/25/46    (383,127)   (368,577)
                              ABX.HE.AA.06-2 Index                Sell       240      0.1700      5/25/46     (19,774)    (91,194)
                              ABX.HE.AAA.06-2 Index               Sell     1,000      0.1100      5/25/46    (110,607)   (134,985)
                              Amkor Technology, Inc.              Sell       395      2.6500      9/20/08          --       3,415
                              ArvinMeritor, Inc.                  Sell     1,025      1.6000      9/20/08          --     (14,152)
                              Beazer Homes USA, Inc.              Sell       940      2.5000      6/20/08          --     (50,638)
                              Beazer Homes USA, Inc.              Sell     1,300      2.6500      9/20/08          --    (107,746)
                              Beazer Homes USA, Inc.              Sell     1,000      4.8000      9/20/08          --     (68,730)
                              First Data Corp.                    Sell       230      3.0000      9/20/08          --       1,411
                              GMAC LLC                            Sell       850      1.3900      3/20/17          --    (188,035)
                              GMAC LLC                            Sell     1,040      1.3900      3/20/17          --    (230,066)
                              GMAC LLC                            Sell     1,200      1.3700      3/20/17          --    (266,442)
                              GMAC LLC                            Sell     2,190      1.3900      3/20/17          --    (484,466)


                     33 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CREDIT DEFAULT SWAPS: Continued
------------------------------------------------------------------------------------------------------------------------------------
                                                             BUY/SELL  NOTIONAL        PAY/                   PREMIUM
                                                               CREDIT    AMOUNT     RECEIVE  TERMINATION        PAID/
SWAP COUNTERPARTY     REFERENCE ENTITY                     PROTECTION    (000S)  FIXED RATE         DATE   (RECEIVED)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs
International:
Continued
                      iStar Financial, Inc.                      Sell  $  2,060      3.9500%    12/20/12  $        --  $      1,450
                      K. Hovnanian Enterprises, Inc.             Sell     2,950      2.0000      6/20/08           --      (210,392)
                      K. Hovnanian Enterprises, Inc.             Sell     1,875      2.0000      6/20/08           --      (133,724)
                      K. Hovnanian Enterprises, Inc.             Sell     1,880      1.8000      6/20/08           --      (135,775)
                      Lennar Corp.                               Sell       550      2.9000     12/20/08           --       (23,783)
                      Nalco Co.                                  Sell       660      3.7000      9/20/12           --        (8,904)
                      Residential Capital LLC                    Sell       903      1.1800      3/20/08           --       (67,748)
                      Residential Capital LLC                    Sell     1,350      1.3600      3/20/08           --      (100,714)
                      Standard Pacific Corp.                     Sell     5,450      2.2000      6/20/08           --      (487,575)
                      The Mosaic Co.                             Sell       535      2.0000      9/20/12           --        18,003
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan Chase
Bank NA,
NY Branch:
                      CDX.NA.HY.8 Index                          Sell     3,495      2.7500      6/20/12     (174,240)     (172,934)
                      CDX.NA.HY.9 Index                          Sell     6,455      3.7500     12/20/12       (6,724)     (277,642)
                      Dean Foods Co.                             Sell       915      1.0300      6/20/11           --       (52,396)
                      Dean Foods Co.                             Sell       915      1.0600      6/20/11           --       (51,550)
                      Dean Foods Co.                             Sell       500      1.0500      6/20/11           --       (28,323)
                      Dean Foods Co.                             Sell     1,250      1.0800      6/20/11           --       (69,652)
                      Dole Food Co., Inc.                        Sell     1,155      2.3800      9/20/08           --       (16,707)
                      Ford Motor Co.                             Sell     2,065      6.0000     12/20/16           --      (177,342)
                      General Motors Corp.                       Sell     2,545      4.7500     12/20/16           --      (298,717)
                      Lehman Brothers Holdings, Inc.             Sell     3,710      1.5500      9/20/08           --           975
                      Merrill Lynch & Co., Inc.                  Sell     3,710      0.8000      9/20/08           --       (21,327)
                      Morgan Stanley                             Sell     1,195      0.7500      9/20/08           --        (3,674)
                      Morgan Stanley                             Sell     3,265      0.7500      9/20/08           --       (10,037)
                      Rite Aid Corp.                             Sell     1,135      1.4000      9/20/08           --       (32,700)
                      The Mosaic Co.                             Sell       500      1.5000      9/20/12           --        16,213
                      Toys "R" Us, Inc.                          Sell       510      1.9200      9/20/08           --        (8,735)
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers
Special
Financing, Inc.:
                      ABX.HE.AA.06-2 Index                       Sell       180      0.1700      5/25/46      (44,090)      (68,301)
                      Allied Waste North America, Inc.           Sell       640      1.8800      3/20/12           --       (33,683)
                      Allied Waste North America, Inc.           Sell       330      1.8800      3/20/12           --       (17,368)
                      Amkor Technology, Inc.                     Sell       650      2.5000      9/20/08           --         4,795
                      Arvinmeritor, Inc.                         Sell     1,025      1.1500      9/20/08           --       (16,422)
                      Arvinmeritor, Inc.                         Sell     1,260      2.2000      9/20/08           --       (10,535)
                      Arvinmeritor, Inc.                         Sell       840      3.0000      9/20/08           --        (2,121)
                      Beazer Homes USA, Inc.                     Sell     1,900      2.6500      6/20/08           --      (151,333)
                      Beazer Homes USA, Inc.                     Sell       465      2.3300      6/20/08           --       (37,695)
                      Beazer Homes USA, Inc.                     Sell     1,600      5.4000      9/20/08           --      (122,791)
                      Cablevision Systems Corp.                  Sell       150      3.4000     12/20/10           --        (2,226)
                      Cablevision Systems Corp.                  Sell       590      3.1300     12/20/10           --       (12,970)
                      CDX.NA.HY.8 Index                          Sell     4,070      2.7500      6/20/12     (202,906)     (210,623)
                      CDX.NA.HY.8 Index                          Sell     2,905      2.7500      6/20/12     (141,195)     (150,334)
                      CDX.NA.HY.9 Index                          Sell    12,780      3.7500     12/20/12       41,269      (560,392)
                      Charter Communications Holdings LLC        Sell       595      5.0000      9/20/12      (89,250)     (250,318)
                      Charter Communications Holdings LLC         Buy       595      7.2500      9/20/10           --       162,957
                      Charter Communications Holdings LLC        Sell       595      5.0000      9/20/12      (95,200)     (250,317)
                      Charter Communications Holdings LLC         Buy       595      7.6000      9/20/10           --       158,826
                      Dillard's, Inc.                            Sell       675      2.2500     12/20/08           --          (170)
                      Dillard's, Inc.                            Sell     1,965      2.2500     12/20/08           --          (495)


                     34 | OPPENHEIMER STRATEGIC BOND FUND/VA

                                                             BUY/SELL  NOTIONAL        PAY/                   PREMIUM
                                                               CREDIT    AMOUNT     RECEIVE  TERMINATION        PAID/
SWAP COUNTERPARTY     REFERENCE ENTITY                     PROTECTION    (000S)  FIXED RATE         DATE   (RECEIVED)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers
Special
Financing, Inc.:
Continued
                      Dole Food Co., Inc.                        Sell  $  1,305      3.2000%     9/20/08  $        --  $     (7,127)
                      Dole Food Co., Inc.                        Sell       900      5.2500      9/20/08           --         8,587
                      El Paso Corp.                              Sell     1,404      0.7300      6/20/11           --       (31,598)
                      El Paso Corp.                              Sell       530      0.8000      6/20/11           --       (10,738)
                      First Data Corp.                           Sell     1,145      2.7500      9/20/08           --         1,103
                      First Data Corp.                           Sell     1,145      3.5000      9/20/08           --         7,427
                      First Data Corp.                           Sell       689      3.0000      9/20/08           --         1,932
                      First Data Corp.                           Sell       700      3.0000      9/20/08           --         1,963
                      GMAC LLC                                   Sell       970      1.4000      3/20/17           --      (215,749)
                      GMAC LLC                                   Sell       850      1.4000      3/20/17           --      (189,059)
                      Itraxx Europe Crossover Series 8
                      Version 1                                   Buy    25,610      3.7500     12/20/12   (1,418,789)     (769,003)
                      K. Hovnanian Enterprises, Inc.             Sell     2,880      4.2200      9/20/08           --      (343,345)
                      Lennar Corp.                               Sell     2,220      2.9000     12/20/08           --       (92,651)
                      MBIA, Inc.                                 Sell     6,515      1.9500      9/20/08           --      (359,743)
                      Nalco Co.                                  Sell       355      3.4000      9/20/12           --        (8,505)
                      Nortel Networks Corp.                      Sell       560      1.8500      9/20/08           --        (1,377)
                      Reliant Energy, Inc.                       Sell       455      2.5000      9/20/11           --       (14,874)
                      Rite Aid Corp.                             Sell       500      1.3500      9/20/08           --       (13,571)
                      Rite Aid Corp.                             Sell     1,255      1.3500      9/20/08           --       (34,064)
                      Rite Aid Corp.                             Sell        75      1.4500      9/20/08           --        (1,981)
                      Six Flags, Inc.                            Sell     2,350      5.2200      9/20/08           --       (82,155)
                      Six Flags, Inc.                            Sell       370      7.0000      9/20/08           --        (8,286)
                      Six Flags, Inc.                            Sell       520      5.0000      9/20/08           --       (18,987)
                      Smithfield Foods, Inc.                     Sell     1,130      1.5800      3/20/12           --       (50,871)
                      The Bear Stearns Cos., Inc.                Sell     3,720      1.6000      9/20/08           --       (13,355)
                      Toys "R" Us, Inc.                          Sell       985      1.8500      9/20/08           --       (17,378)
                      Toys "R" Us, Inc.                          Sell     1,360      1.9500      9/20/08           --       (23,001)
                      Toys "R" Us, Inc.                          Sell       690      4.3000      9/20/08           --           169
                      Tribune Co.                                Sell       215      6.4000     12/20/08           --       (13,298)
                      Tribune Co.                                Sell       445      6.0000     12/20/08           --       (29,159)
                      Tribune Co.                                Sell       595      7.4500      9/20/08           --       (21,838)
                      Tribune Co.                                Sell       375      7.5500      9/20/08           --       (13,497)
                      Tribune Co.                                Sell       150      7.5500      9/20/08           --        (5,399)
                      Univision Communications, Inc.             Sell       941      1.1500      6/20/08           --        (9,749)
                      Univision Communications, Inc.             Sell     2,079      1.2000      6/20/08           --       (21,026)
                      Univision Communications, Inc.             Sell       468      1.1000      6/20/08           --        (4,964)
                      Washington Mutual, Inc.                    Sell       965      4.4000     12/20/08           --        (8,790)
                      Washington Mutual, Inc.                    Sell     2,060      5.1500     12/20/08           --         4,332
------------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch
International:
                      Ford Motor Co.                             Sell     2,450      5.3000     12/20/12           --      (209,096)
                      General Motors Corp.                       Sell     1,635      4.0500     12/20/12           --      (178,547)
                      Georgia-Pacific LLC                        Sell       385      3.2500     12/20/12           --        (4,668)
                      Georgia-Pacific LLC                        Sell       385      3.3500     12/20/12           --        (3,092)
                      Reliant Energy, Inc.                       Sell       595      2.0500      9/20/11           --       (28,970)
                      Republic of Turkey                         Sell     1,570      2.4700      4/20/17           --        18,753
                      TXU Corp.                                  Sell       935      1.5300      6/20/11           --       (81,569)
                      TXU Corp.                                  Sell       960      1.5800      6/20/11           --       (82,317)
                      TXU Corp.                                  Sell       960      1.5900      6/20/11           --       (82,031)
                      TXU Corp.                                  Sell     1,210      1.6200      6/20/11           --      (102,310)
                      TXU Corp.                                  Sell     1,405      2.0600      6/20/11           --      (100,347)


                     35 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CREDIT DEFAULT SWAPS: Continued
------------------------------------------------------------------------------------------------------------------------------------
                                                             BUY/SELL  NOTIONAL        PAY/                   PREMIUM
                                                               CREDIT    AMOUNT     RECEIVE  TERMINATION        PAID/
SWAP COUNTERPARTY     REFERENCE ENTITY                     PROTECTION    (000S)  FIXED RATE         DATE   (RECEIVED)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley & Co.
International Ltd.    Smithfield Foods, Inc.                     Sell  $  1,500      1.5100%     3/20/12  $        --  $    (60,020)
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley
Capital Services,
Inc.:
                      ABX.HE.AA.06-2 Index                       Sell       240      0.1700      5/25/46      (19,174)      (91,068)
                      ABX.HE.AA.06-2 Index                       Sell       480      0.1700      5/25/46      (47,998)     (180,046)
                      Capmark Financial Group, Inc.              Sell       460      7.4000     12/20/12           --        14,104
                      Capmark Financial Group, Inc.              Sell       415      7.1500     12/20/12           --         8,699
                      CDX North America Investment
                      Grade Index                                Sell    10,300      3.0000      3/23/13           --      (131,655)
                      CDX.NA.HY.9 Index                          Sell     5,885      3.7500     12/20/12      (31,264)     (251,024)
                      Dean Foods Co.                             Sell       920      0.9500      6/20/11           --       (58,642)
                      Ford Motor Co.                             Sell     2,065      6.1500     12/20/16           --      (154,684)
                      Ford Motor Co.                             Sell       520      5.9000     12/20/16           --       (46,074)
                      General Motors Corp.                       Sell     1,650      4.9000     12/20/16           --      (190,648)
                      General Motors Corp.                       Sell       420      4.6200     12/20/16           --       (55,012)
                      Istanbul Bond Co. SA for Finansbank        Sell     5,180      1.3000      3/24/13           --        (5,585)
                      Lennar Corp.                               Sell       410      2.9000     12/20/08           --       (15,608)
                      Republic of Indonesia                      Sell     3,450      2.2300      9/20/12           --       113,255
                      Republic of Peru                           Sell     2,330      1.0400      6/20/17           --       (68,738)
                      Republic of Turkey                         Sell     1,145      2.7500     11/20/16           --        39,062
                      Republic of Turkey                         Sell     3,140      1.6000      4/20/12           --        22,730
                      Republic of Turkey                         Sell       690      2.8500     11/20/16           --        28,244
                      Residential Capital LLC                    Sell     3,460      6.1700      9/20/08           --      (564,750)
                      Residential Capital LLC                    Sell     1,185      6.2500      9/20/08           --      (192,856)
                      Smithfield Foods, Inc.                     Sell     1,000      1.7700      3/20/12           --       (30,394)
------------------------------------------------------------------------------------------------------------------------------------
UBS AG:
                      iStar Financial, Inc.                      Sell       410      4.5600     12/20/12           --        18,242
                      Lehman Brothers Holdings, Inc.             Sell     1,490      1.5500      9/20/08           --           (59)
                      Massey Energy Co.                          Sell       360      5.0500      9/20/12           --        10,940
                      Massey Energy Co.                          Sell       600      5.1000      9/20/12           --        19,389
                      Republic of Indonesia                      Sell       375      2.3000      9/20/11           --        13,349
                      Republic of The Philippines                Sell     3,095      1.4500      6/20/17           --      (126,776)
                      Republic of The Philippines                Sell     1,870      2.5000      6/20/17           --        62,734
                      The Mosaic Co.                             Sell       560      1.7800      9/20/12           --        24,428
                                                                                                          --------------------------
                                                                                                          $(3,035,389) $(18,970,925)
                                                                                                          ==========================


                     36 | OPPENHEIMER STRATEGIC BOND FUND/VA

------------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE SWAPS AS OF DECEMBER 31, 2007 ARE AS FOLLOWS:
------------------------------------------------------------------------------------------------------------------------------------
SWAP                                   NOTIONAL                            PAID BY             RECEIVED BY  TERMINATION
COUNTERPARTY                             AMOUNT                           THE FUND                THE FUND         DATE       VALUE
------------------------------------------------------------------------------------------------------------------------------------
Banco Santander
Central Hispano SA:
                                  1,188,000,000 CLP  Six-Month Tasa Nominal Annual                  6.6000%     8/21/17  $   23,901
                                                                       (TNA-Chile)
                                     56,000,000 BRR                           BZDI                 12.2900       1/4/10    (142,686)
                                      4,420,000 BRR                           BZDI                 14.0000       1/3/12      81,736
------------------------------------------------------------------------------------------------------------------------------------
Barclays Bank plc                    90,750,000 NOK            Six-Month NOK NIBOR                  5.5400      11/5/17     (12,868)
------------------------------------------------------------------------------------------------------------------------------------
Citibank NA, London:
                                      1,260,000 PLZ                Six-Month WIBOR                  5.5200      3/24/10       3,284
                                      2,016,000 PLZ                Six-Month WIBOR                  5.5500      3/25/10       5,578
------------------------------------------------------------------------------------------------------------------------------------
Citibank NA, New York:
                                     73,200,000 TWD                         2.3200%           TWD-Telerate      6/27/11      12,350
                                    546,000,000 TWD                         2.9400         Three-Month TWD      11/6/17    (343,025)
                                    950,000,000 CLP  Six-Month Tasa Nominal Annual
                                                                             (TNA)                  6.5300      8/25/17      11,172
------------------------------------------------------------------------------------------------------------------------------------
Credit Suisse First Boston, Inc.      3,640,000 PLZ                Six-Month WIBOR                  4.4800       7/1/10     (59,629)
------------------------------------------------------------------------------------------------------------------------------------
Credit Suisse International:
                                     22,480,000 MXN                       MXN TIIE                  8.3000     12/17/26     (94,099)
                                    950,000,000 CLP  Six-Month Tasa Nominal Annual                  6.5800      8/21/17      15,654
                                                                       (TNA-Chile)
                                                                                               Three-Month
                                     46,600,000 ZAR                        10.6400         ZAR-JIBAR-SAFEX      11/7/08       7,450
------------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG:
                                     73,400,000 INR                         7.1750  INR MIBOR-OIS Compound      6/27/11        (242)
                                     21,950,000 NZD        Three-Month NZD-BBR-FRA                  7.8200      11/5/17     (80,737)
                                    360,000,000 HUF                         8.4400         Six-Month BUBOR       7/4/11     (80,917)
                                     62,210,000 SEK         Three-Month SEK-STIBOR                  4.7875     11/14/17     (90,948)
                                  2,928,000,000 HUF                         6.5700     Six-Month HUF-BUBOR      11/6/17     365,120
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Capital
Markets LP                           21,000,000 BRR                           BZDI                 14.5500       1/4/10     494,172
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc.
(The)                                23,010,000 MXN                       MXN TIIE                  9.8400     12/31/09      64,206
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs International          18,300,000 CNY                         4.0000       CNY-CFXSREPOFIX01      2/16/17      98,069
------------------------------------------------------------------------------------------------------------------------------------
J Aron & Co.:
                                     43,800,000 BRR                           BZDI                 10.6700       1/2/12  (1,391,611)
                                     22,300,000 MXN                       MXN TIIE                  9.1500      8/27/26      73,803
                                      9,700,000 MXN                       MXN TIIE                  9.3300      9/16/26      47,091
                                      8,790,000 BRR                           BZDI                 12.9200       1/2/14       7,051
                                      4,390,000 BRR                           BZDI                 12.8700       1/2/14        (315)
                                      8,750,000 BRR                           BZDI                 12.7100       1/4/10      19,012
                                     15,140,000 BRR                           BZDI                 12.6100       1/4/10      14,556
                                     19,400,000 BRR                           BZDI                 12.3900       1/2/12    (118,039)
                                     25,560,000 BRR                           BZDI                 14.8900       1/4/10     738,499
                                      6,910,000 BRR                           BZDI                 12.2600       1/2/15     (82,844)
                                      3,160,000 BRR                           BZDI                 12.2900       1/2/15     (36,139)
                                      4,420,000 BRR                           BZDI                 14.0500       1/2/12      88,331
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan Chase Bank              $   82,000,000          Three-Month USD BBA LIBOR                  5.5700      5/26/16   5,419,139
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan Chase Bank NA:
                                     19,400,000 BRR                           BZDI                 12.3800       1/2/12    (108,802)
                                      8,750,000 BRR                           BZDI                 13.9100       1/2/12     143,100
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers
Special Financing, Inc.:
                                      4,680,000 PLZ                Six-Month WIBOR                  4.5300       7/5/10     (35,266)
                                                     The greater of 0% and 8 times
                                                     (-0.0031375 minus (10 yr. CMS
                                     13,350,000       Index plus 2 yr. CMS Index))               $ 400,500       2/5/17     (31,566)
                                                                         quarterly


                     37 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE SWAPS: Continued
------------------------------------------------------------------------------------------------------------------------------------
SWAP                                 NOTIONAL                             PAID BY              RECEIVED BY  TERMINATION
COUNTERPARTY                           AMOUNT                            THE FUND                 THE FUND         DATE       VALUE
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital
Services, Inc.                     14,260,000 EUR                          4.7130%       Six-Month EURIBOR      8/22/17  $   (2,395)
------------------------------------------------------------------------------------------------------------------------------------
Westpac Banking Corp.:
                                   31,510,000 EUR  Six-Month EUR-EURIBOR-Telerate                   4.2400%    11/29/10    (118,087)
                                   20,460,000 NZD                          7.9700  Three-Month NZD-BBR-FRA     11/29/10      18,065
                                   20,410,000 NZD                          7.8400  Three-Month NZD-BBR-FRA     10/13/10      41,049
                                   20,410,000 NZD                          7.9075  Three-Month NZD-BBR-FRA     10/19/10      31,675
                                                                                                                         -----------
                                                                                                                         $4,993,848
                                                                                                                         ===========

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

BRR                 Brazilian Real
CLP                 Chilean Peso
CNY                 Chinese Renminbi (Yuan)
EUR                 Euro
HUF                 Hungarian Forint
INR                 Indian Rupee
MXN                 Mexican Nuevo Peso
NOK                 Norwegian Krone
NZD                 New Zealand Dollar
PLZ                 Polish Zloty
SEK                 Swedish Krone
TWD                 New Taiwan Dollar
ZAR                 South African Rand

Index abbreviations are as follows:

BBA LIBOR           British Bankers' Association London-Interbank Offered Rate
BUBOR               Budapest Interbank Offered Rate
BZDI                Brazil Interbank Deposit Rate
CMS                 Constant Maturity Swap
CNY-CFXSREPOFIX01   Chinese Renminbi 7 Days Repurchase Fixing Rates
EURIBOR             Euro Interbank Offered Rate
MXN TIIE            Mexican Peso-Interbank Equilibrium Interest Rate
MIBOR-OIS           Mid Market Interest Rate for French Franc/Austrian Schilling
                    and India Swap Composites-Overnight Indexed Swap
NIBOR               Norwegian Interbank Offered Rate
NZD-BBR-FRA         New Zealand Dollar-Bank Bill Rate-Forward Rate Agreement
STIBOR              Stockholm Interbank Offered Rate
WIBOR               Poland Warsaw Interbank Offer Bid Rate
ZAR-JIBAR-SAFEX     South African Rand-Johannesburg Interbank Agreed Rate-South
                    African Futures Exchange


                     38 | OPPENHEIMER STRATEGIC BOND FUND/VA

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN SWAPS AS OF DECEMBER 31, 2007 ARE AS FOLLOWS:
----------------------------------------------------------------------------------------------------------------------------------
SWAP                                 NOTIONAL                                         RECEIVED BY THE   TERMINATION
COUNTERPARTY                           AMOUNT              PAID BY THE FUND                      FUND          DATE          VALUE
----------------------------------------------------------------------------------------------------------------------------------
                                                                                     If positive, the
                                                           If negative, the       Total Return of the
                                                          absolute value of           Lehman Brothers
                                                                 the Lehman             U.S. CMBS AAA
                                                         Brothers U.S. CMBS          8.5+ Index minus
Barclays Bank plc              $    1,100,000                AAA 8.5+ Index           25 basis points        5/1/08   $     18,413
----------------------------------------------------------------------------------------------------------------------------------
Citibank NA, New York:
                                                           Twelve-Month JPY
                                                          BBA LIBOR plus 40
                                                        basis points and if
                                                              negative, the
                                                          absolute value of
                                                        the Total Return of    If positive, the Total
                                                         a custom basket of        Return of a custom
                                1,170,257,964 JPY                securities      basket of securities        4/8/08       (449,321)

                                                               Twelve-Month
                                                              GBP BBA LIBOR
                                                       plus 35 basis points
                                                       and if negative, the
                                                          absolute value of
                                                        the Total Return of    If positive, the Total
                                                         a custom basket of        Return of a custom
                                    5,041,620 GPB                securities      basket of securities        5/7/08        221,744
----------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG:
                                                                                     If positive, the
                                                           If negative, the       Total Return of the
                                                          absolute value of           Lehman Brothers
                                                                 the Lehman             U.S. CMBS AAA
                                                         Brothers U.S. CMBS        8.5+ Index plus 60
                                   10,740,000                AAA 8.5+ Index              basis points        2/1/08        196,691

                                                              Six-Month USD
                                    1,620,000                     BBA LIBOR           5.46% times UDI       5/13/15        379,712

                                                              Six-Month USD
                                      930,000                         LIBOR           5.25% times UDI       6/23/15        185,715
----------------------------------------------------------------------------------------------------------------------------------

Deutsche Bank
AG, London:
                                                              One-Month BBA
                                                            EURIBOR plus 10
                                                        basis points and if
                                                              negative, the
                                                          absolute value of
                                                        the Total Return of          If positive, the
                                                            a custom equity         Total Return of a
                                    4,770,897 EUR                    basket      custom equity basket       10/7/08         98,720

                                                              One-Month USD
                                                          BBA LIBOR plus 20
                                                        basis points and if
                                                              negative, the
                                                          absolute value of
                                                        the Total Return of          If positive, the
                                                            a custom equity         Total Return of a
                                    8,771,141                        basket      custom equity basket       9/15/08        255,087


                     39 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN SWAPS: Continued
----------------------------------------------------------------------------------------------------------------------------------
SWAP                                 NOTIONAL                                         RECEIVED BY THE   TERMINATION
COUNTERPARTY                           AMOUNT              PAID BY THE FUND                      FUND          DATE          VALUE
----------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs
Group, Inc. (The):
                                                              Six-Month BBA
                               $      920,000                         LIBOR           5.10% times UDI       1/14/15   $    217,283

                                                              Six-Month BBA
                                      920,000                         LIBOR           5.08% times UDI       1/20/15        235,852
----------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs
International:
                                                              One-Month USD
                                                          BBA LIBOR plus 30
                                                        basis points and if
                                                              negative, the
                                                          absolute value of          If positive, the
                                                        the Total Return of           Total Return of
                                                            a custom equity            acustom equity
                                   33,790,540                        basket                    basket       12/9/08        500,623
                                                              One-Month USD
                                                           BBA LIBOR and if
                                                              negative, the
                                                          absolute value of    If positive, the Total
                                                             the MSCI Daily        Return of the MSCI
                                                           Total Return New        Daily Total Return
                                                                Belgium USD           New Belgium USD
                                    2,714,359                  Market Index              Market Index       10/8/08        (35,823)
                                                              One-Month USD
                                                           BBA LIBOR and if
                                                              negative, the          If positive, the
                                                          absolute value of       Total Return of the
                                                             the MSCI Daily          MSCI Daily Total
                                                           Total Return New                Return New
                                                                Belgium USD               Belgium USD
                                      592,754                  Market Index              Market Index       10/8/08         (8,255)
                                                              One-Month USD
                                                           BBA LIBOR and if
                                                              negative, the          If positive, the
                                                          absolute value of       Total Return of the
                                                             the MSCI Daily          MSCI Daily Total
                                                           Total Return New                Return New
                                                                Belgium USD               Belgium USD
                                      459,776                  Market Index              Market Index       10/8/08         (5,749)
                                                           If negative, the
                                                          absolute value of          If positive, the
                                                        the Total Return of        Total Return ofthe
                                                          the BOVESPA 02/08             BOVESPA 02/08
                                    6,103,035 BRR                     Index                     Index       2/14/08       (104,894)
                                                                                     If negative, the
                                                           If positive, the         absolute value of
                                                        Total Return of the       the Total Return of
                                                               INDF/S&P CNX          the INDF/S&P CNX
                                                            NSE NIFTY Index           NSE NIFTY Index
                                 (135,712,500) INR             01/08 Future              01/08 Future        2/7/08       (163,979)
                                                                                     If negative, the
                                                                                    absolute value of
                                                     If positive, the Total       the Total Return of
                                                              Return of the              the EURX SMI
                                   (3,853,800) CHF           EURX SMI Index                     Index       3/25/08         31,581


                     40 | OPPENHEIMER STRATEGIC BOND FUND/VA

SWAP                                 NOTIONAL                                         RECEIVED BY THE   TERMINATION
COUNTERPARTY                           AMOUNT              PAID BY THE FUND                      FUND          DATE          VALUE
----------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers
Special Financing, Inc.:
                                                                                     If positive, the
                                                           If negative, the       Total Return of the
                                                          absolute value of           Lehman Brothers
                                                                 the Lehman             U.S. CMBS AAA
                                                         Brothers U.S. CMBS          8.5+ Index minus
                               $   16,600,000                AAA 8.5+ Index         42.5 basis points        6/1/08   $    287,816

                                                           If negative, the          If positive, the
                                                          absolute value of       Total Return of the
                                                                 the Lehman           Lehman Brothers
                                                         Brothers U.S. CMBS             U.S. CMBS AAA
                                    8,300,000                AAA 8.5+ Index                8.5+ Index        6/1/08        146,647

                                                                                     If positive, the
                                                           If negative, the       Total Return of the
                                                          absolute value of           Lehman Brothers
                                                                 the Lehman             U.S. CMBS AAA
                                                         Brothers U.S. CMBS          8.5+ Index minus
                                    5,000,000                AAA 8.5+ Index           20 basis points        5/1/08         87,778
                                                                                     If positive, the
                                                           If negative, the       Total Return of the
                                                          absolute value of           Lehman Brothers
                                                                 the Lehman             U.S. CMBS AAA
                                                         Brothers U.S. CMBS        8.5+ Index plus 60
                                    3,906,000                AAA 8.5+ Index              basis points        2/1/08         70,730
                                                                                     If positive, the
                                                           If negative, the       Total Return of the
                                                          absolute value of           Lehman Brothers
                                                                 the Lehman             U.S. CMBS AAA
                                                         Brothers U.S. CMBS        8.5+ Index plus 55
                                   12,002,000                AAA 8.5+ Index              basis points        5/1/08        216,883

                                                           If negative, the          If positive, the
                                                          absolute value of       Total Return of the
                                                                 the Lehman           Lehman Brothers
                                                         Brothers U.S. CMBS             U.S. CMBS AAA
                                    8,300,000                AAA 8.5+ Index                8.5+ Index        6/1/08        146,647
                                                                                     If positive, the
                                                           If negative, the       Total Return of the
                                                          absolute value of           Lehman Brothers
                                                                 the Lehman             U.S. CMBS AAA
                                                         Brothers U.S. CMBS          8.5+ Index minus
                                    3,760,000                AAA 8.5+ Index           25 basis points        3/1/08         65,689
                                                                                     If positive, the
                                                           If negative, the       Total Return of the
                                                          absolute value of           Lehman Brothers
                                                                 the Lehman             U.S. CMBS AAA
                                                         Brothers U.S. CMBS        8.5+ Index plus 45
                                   15,909,000                AAA 8.5+ Index              basis points        5/1/08        286,291


                     41 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN SWAPS: Continued
----------------------------------------------------------------------------------------------------------------------------------
SWAP                                 NOTIONAL                                         RECEIVED BY THE   TERMINATION
COUNTERPARTY                           AMOUNT              PAID BY THE FUND                      FUND          DATE          VALUE
----------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Capital
Services, Inc.:
                                                                                         The Constant
                                                                                      Maturity Option
                                                                                     Price divided by
                               $   15,380,000                          5.33%                   10,000       8/13/17   $   (296,373)

                                                                                         The Constant
                                                                                      Maturity Option
                                                                                     Price divided by
                                   54,700,000                          4.66                    10,000       6/11/17      1,315,211

                                                           If negative, the          If positive, the
                                                          absolute value of       Total Return of the
                                                                 the Lehman           Lehman Brothers
                                                              Brothers U.S.             U.S. CMBS AAA
                                                              CMBS AAA 8.5+          8.5+ Index minus
                                    1,100,000                         Index           25 basis points        5/1/08         16,931

                                                           If negative, the
                                                          absolute value of          If positive, the
                                                                 the Lehman       Total Return of the
                                                              Brothers U.S.           Lehman Brothers
                                                              CMBS AAA 8.5+             U.S. CMBS AAA
                                    8,300,000                         Index                8.5+ Index        6/1/08        128,645

                                                           If negative, the          If positive, the
                                                          absolute value of       Total Return of the
                                                                 the Lehman           Lehman Brothers
                                                              Brothers U.S.             U.S. CMBS AAA
                                                              CMBS AAA 8.5+           8.5+ Index plus
                                    4,900,000                         Index          110 basis points       1/31/08         79,814

                                                                                      7.75% from debt
                                                                                   obligations of JSC
                                                                                         Rushydro and
                                                                Three-Month         OJSC Saratovskaya
                                  271,430,000 RUR             USD BBA LIBOR                       HPP      12/26/13         17,698
----------------------------------------------------------------------------------------------------------------------------------
                                                              One-Month EUR
                                                          BBA LIBOR plus 30
                                                        basis points and if
                                                              negative, the
                                                          absolute value of          If positive, the
                                                        the Total Return of         Total Return of a
                                                         a custom basket of          custom basket of
Morgan Stanley International        4,804,400 EUR                securities                securities       10/7/08       (228,037)
----------------------------------------------------------------------------------------------------------------------------------
UBS AG:
                                                           If negative, the          If positive, the
                                                          absolute value of       Total Return of the
                                                                 the Lehman           Lehman Brothers
                                                              Brothers U.S.             U.S. CMBS AAA
                                                              CMBS AAA 8.5+          8.5+ Index minus
                                    3,400,000                         Index           20 basis points        5/1/08         60,104

                                                           If negative, the          If positive, the
                                                          absolute value of       Total Return of the
                                                                 the Lehman           Lehman Brothers
                                                              Brothers U.S.             U.S. CMBS AAA
                                                              CMBS AAA 8.5+        8.5+ Index plus 60
                                    4,882,000                         Index              basis points        2/1/08         89,666
                                                                                                                      ------------
                                                                                                                      $  4,065,540
                                                                                                                      ============


                     42 | OPPENHEIMER STRATEGIC BOND FUND/VA

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

BRR                   Brazilian Real
CHF                   Swiss Franc
EUR                   Euro
GBP                   British Pound Sterling
INR                   Indian Rupee
JPY                   Japanese Yen
RUR                   Russian Ruble

Index abbreviations are as follows:

BBA                   British Bankers' Association
BBA LIBOR             British Bankers' Association London-Interbank Offered Rate
BOVESPA               Sao Paulo Stock Exchange
CMBS                  Commercial Mortgage Backed Securities
EURIBOR               Euro Interbank Offered Rate
EURX SMI              Europeon Stock Exchange
INDF/S&P CNX NSE
NIFTY Index           Indian S&P National Stock Exchange Nifty Index
LIBOR                 London-Interbank Offered Rate
MSCI                  Morgan Stanley Capital International
UDI                   Unidad de Inversion (Unit of Investment)

--------------------------------------------------------------------------------------------------------------------------------
CURRENCY SWAPS AS OF DECEMBER 31, 2007 ARE AS FOLLOWS:
--------------------------------------------------------------------------------------------------------------------------------
SWAP                                 NOTIONAL                 PAID BY THE           RECEIVED BY THE   TERMINATION
COUNTERPARTY                           AMOUNT                        FUND                      FUND          DATE          VALUE
--------------------------------------------------------------------------------------------------------------------------------
Credit Suisse International:
                                                          Three Month USD
                                    3,170,000 TRY               BBA LIBOR                     16.75%      2/26/12   $    789,174

                                                              Three-Month
                                    1,255,000 TRY           USD BBA LIBOR                     17.25        2/7/12        348,803

                                                              Three-Month
                                    1,890,000 TRY           USD BBA LIBOR                     17.30        2/9/12        524,355
--------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch International:                                  Three-Month
                                    1,960,000 TRY               BBA LIBOR                     17.10        2/6/12        627,127
                                                                                                                    ------------
                                                                                                                    $  2,289,459
                                                                                                                    ============

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currency:

TRY         New Turkish Lira

Index abbreviation is as follows:

BBA LIBOR   British Bankers' Association London-Interbank Offered Rate

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                     43 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------------------------------------------------
Investments, at value--see accompanying statement of investments:
Unaffiliated companies (cost $2,893,392,554)                                                            $   2,955,778,325
Affiliated companies (cost $729,095,393)                                                                      727,894,756
                                                                                                        ------------------
                                                                                                            3,683,673,081
--------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                            5,737,788
--------------------------------------------------------------------------------------------------------------------------
Cash--foreign currencies (cost $822,479)                                                                          944,426
--------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation on foreign currency contracts                                                          22,434,343
--------------------------------------------------------------------------------------------------------------------------
Swaps, at value (net premiums received $2,102,813)                                                             15,279,065
--------------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold (including $88,688,225 sold on a when-issued or delayed delivery basis)                       89,193,333
Interest, dividends and principal paydowns                                                                     39,942,843
Closed foreign currency contracts                                                                              13,183,837
Futures margins                                                                                                 4,245,333
Shares of beneficial interest sold                                                                              3,743,702
Other                                                                                                              37,728
                                                                                                        ------------------
Total assets                                                                                                3,878,415,479

--------------------------------------------------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------------------------------------------------
Short positions, at value (proceeds of $61,937,320)--see accompanying statement of investments                 62,377,385
--------------------------------------------------------------------------------------------------------------------------
Options written, at value (premiums received $436,779)--see accompanying statement of investments                 133,529
--------------------------------------------------------------------------------------------------------------------------
Return of collateral for securities loaned                                                                     60,320,900
--------------------------------------------------------------------------------------------------------------------------
Unrealized depreciation on foreign currency contracts                                                           8,646,516
--------------------------------------------------------------------------------------------------------------------------
Swaps, at value (net premiums received $932,576)                                                               22,901,143
--------------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $92,117,428 purchased on a when-issued or delayed delivery basis)             94,952,427
Shares of beneficial interest redeemed                                                                         12,225,467
Closed foreign currency contracts                                                                               4,042,549
Distribution and service plan fees                                                                              1,696,605
Due to Custodian                                                                                                  162,658
Trustees' compensation                                                                                             16,139
Transfer and shareholder servicing agent fees                                                                       1,752
Other                                                                                                             311,000
                                                                                                        ------------------
Total liabilities                                                                                             267,788,070

--------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                              $   3,610,627,409
                                                                                                        ==================

--------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                                              $         641,359
--------------------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                                  3,326,010,180
--------------------------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                                             174,553,620
--------------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions                                 41,100,121
--------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and liabilities denominated in
  foreign currencies                                                                                           68,322,129
                                                                                                        ------------------
NET ASSETS                                                                                              $   3,610,627,409
                                                                                                        ==================

--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------------------------------------------------
Non-Service Shares:
Net asset value, redemption price per share and offering price per share
(based on net assets of $734,611,556 and 132,010,644 shares of beneficial interest outstanding)         $            5.56
--------------------------------------------------------------------------------------------------------------------------
Service Shares:
Net asset value, redemption price per share and offering price per share
(based on net assets of $2,876,015,853 and 509,348,837 shares of beneficial interest outstanding)       $            5.65

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                     44 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2007
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------
Interest (net of foreign withholding taxes of $138,170)                               $  135,910,506
-----------------------------------------------------------------------------------------------------
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $8,837)                          414,463
Affiliated companies                                                                      23,751,284
-----------------------------------------------------------------------------------------------------
Net investment income allocated from Oppenheimer Master Loan Fund, LLC                     1,113,128
-----------------------------------------------------------------------------------------------------
Portfolio lending fees                                                                       294,934
-----------------------------------------------------------------------------------------------------
Fee income                                                                                   211,749
                                                                                      ---------------
Total investment income                                                                  161,696,064

-----------------------------------------------------------------------------------------------------
EXPENSES
-----------------------------------------------------------------------------------------------------
Management fees                                                                           15,516,248
-----------------------------------------------------------------------------------------------------
Distribution and service plan fees--Service shares                                         5,175,409
-----------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Non-Service shares                                                                            10,046
Service shares                                                                                10,106
-----------------------------------------------------------------------------------------------------
Shareholder communications:
Non-Service shares                                                                            51,353
Service shares                                                                               137,831
-----------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                  127,918
-----------------------------------------------------------------------------------------------------
Trustees' compensation                                                                        42,245
-----------------------------------------------------------------------------------------------------
Administration service fees                                                                    1,500
-----------------------------------------------------------------------------------------------------
Other                                                                                        223,417
                                                                                      ---------------
Total expenses                                                                            21,296,073
Less reduction to custodian expenses                                                          (2,906)
Less waivers and reimbursements of expenses                                                 (501,695)
                                                                                      ---------------
Net expenses                                                                              20,791,472

-----------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                    140,904,592

-----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
-----------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
Investments from unaffiliated companies (including premiums on options exercised)         18,477,431
Allocated from Oppenheimer Master Loan Fund, LLC                                             (14,048)
Closing and expiration of option contracts written                                         2,973,089
Closing and expiration of futures contracts                                               43,842,911
Foreign currency transactions                                                             32,021,417
Short positions                                                                             (198,721)
Swap contracts                                                                            (3,192,451)
                                                                                      ---------------
Net realized gain                                                                         93,909,628
-----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                              (24,550,826)
Translation of assets and liabilities denominated in foreign currencies                   56,554,939
Futures contracts                                                                            996,291
Option contracts written                                                                     199,332
Short positions                                                                             (440,065)
Swap contracts                                                                           (13,226,820)
                                                                                      ---------------
Net change in unrealized appreciation                                                     19,532,851

-----------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  $  254,347,071
                                                                                      ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                     45 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                2007               2006
-----------------------------------------------------------------------------------------------
OPERATIONS
-----------------------------------------------------------------------------------------------
Net investment income                                      $    140,904,592   $     77,566,732
-----------------------------------------------------------------------------------------------
Net realized gain                                                93,909,628          3,360,150
-----------------------------------------------------------------------------------------------
Net change in unrealized appreciation                            19,532,851         36,763,035
                                                           ------------------------------------
Net increase in net assets resulting from operations            254,347,071        117,689,917

-----------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------
Dividends from net investment income:
Non-Service shares                                              (22,674,018)       (23,204,298)
Service shares                                                  (53,839,537)       (32,674,854)
                                                           ------------------------------------
                                                                (76,513,555)       (55,879,152)

-----------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from beneficial
interest transactions:                                           88,509,398         50,531,351
Non-Service shares                                            1,341,464,972        694,229,148
                                                           ------------------------------------
Service shares                                                1,429,974,370        744,760,499

-----------------------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------------
Total increase                                                1,607,807,886        806,571,264
-----------------------------------------------------------------------------------------------
Beginning of period                                           2,002,819,523      1,196,248,259
                                                           ------------------------------------
End of period (including accumulated net investment
income of $174,553,620 and $71,431,376, respectively)      $  3,610,627,409   $  2,002,819,523
                                                           ====================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                     46 | OPPENHEIMER STRATEGIC BOND FUND/VA

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES   YEAR ENDED DECEMBER 31,                2007            2006          2005          2004         2003
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $      5.26     $      5.11     $    5.21     $    5.05     $   4.57
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                        .28 1           .26 1         .25 1         .22 1        .22
Net realized and unrealized gain (loss)                      .21             .11          (.12)          .20          .56
                                                     ---------------------------------------------------------------------
Total from investment operations                             .49             .37           .13           .42          .78
--------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        (.19)           (.22)         (.23)         (.26)        (.30)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $      5.56     $      5.26     $    5.11     $    5.21     $   5.05
                                                     =====================================================================

--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                          9.69%           7.49%         2.67%         8.67%       18.07%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $   734,611     $   606,632     $ 538,141     $ 614,915     $571,445
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $   664,668     $   564,248     $ 550,201     $ 584,878     $472,213
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                       5.34%           5.05%         4.91%         4.50%        5.61%
Total expenses                                              0.59% 4         0.64% 4       0.71%         0.74%        0.75%
Expenses after waivers, payments and/or
reimbursements and reduction to custodian expenses          0.57%           0.63%         0.71%         0.74%        0.75%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       76% 5           93% 5         98% 5         88% 5       117%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

       Year Ended December 31, 2007                        0.61%
       Year Ended December 31, 2006                        0.64%

5. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

                                       PURCHASE TRANSACTIONS   SALE TRANSACTIONS
--------------------------------------------------------------------------------
Year Ended December 31, 2007                 $ 1,061,009,472     $ 1,120,098,096
Year Ended December 31, 2006                 $   742,785,501     $   749,719,239
Year Ended December 31, 2005                 $   890,029,144     $   873,786,459
Year Ended December 31, 2004                 $   959,649,113     $   973,488,511

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                     47 | OPPENHEIMER STRATEGIC BOND FUND/VA

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

SERVICE SHARES   YEAR ENDED DECEMBER 31,                    2007            2006          2005          2004         2003
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $      5.34     $      5.19     $    5.29     $    5.13     $   4.67
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                        .28 1           .25 1         .21 1         .19          .27
Net realized and unrealized gain (loss)                      .22             .11          (.08)          .22          .49
                                                     ---------------------------------------------------------------------
Total from investment operations                             .50             .36           .13           .41          .76
--------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        (.19)           (.21)         (.23)         (.25)        (.30)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $      5.65     $      5.34     $    5.19     $    5.29     $   5.13
                                                     =====================================================================

--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                          9.55%           7.23%         2.48%         8.43%       17.16%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $ 2,876,016     $ 1,396,188     $ 658,107     $ 242,705     $ 79,782
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $ 2,075,028     $ 1,016,582     $ 408,515     $ 150,040     $ 34,744
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                       5.08%           4.83%         4.20%         3.82%        4.57%
Total expenses                                              0.84% 4         0.89% 4       0.96%         0.99%        1.02%
Expenses after waivers, payments and/or
reimbursements and reduction to custodian expenses          0.82%           0.88%         0.96%         0.99%        1.02%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       76% 5           93% 5         98% 5         88% 5       117%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

       Year Ended December 31, 2007                        0.86%
       Year Ended December 31, 2006                        0.89%

5. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

                                       PURCHASE TRANSACTIONS   SALE TRANSACTIONS
--------------------------------------------------------------------------------
Year Ended December 31, 2007                 $ 1,061,009,472     $ 1,120,098,096
Year Ended December 31, 2006                 $   742,785,501     $   749,719,239
Year Ended December 31, 2005                 $   890,029,144     $   873,786,459
Year Ended December 31, 2004                 $   959,649,113     $   973,488,511

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                     48 | OPPENHEIMER STRATEGIC BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Strategic Bond Fund/VA (the "Fund") is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income principally derived from interest on debt securities. The Fund's investment adviser is OppenheimerFunds, Inc. (the "Manager").

      The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the closing price reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Shares of a registered investment company that are not traded on an exchange are valued at the acquired investment company's net asset value per share. "Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

--------------------------------------------------------------------------------
STRUCTURED SECURITIES. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally


                     49 | OPPENHEIMER STRATEGIC BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of December 31, 2007, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

                                            WHEN-ISSUED OR DELAYED
                                       DELIVERY BASIS TRANSACTIONS
                --------------------------------------------------
                Purchased securities                   $92,117,428
                     Sold securities                    88,688,225

The Fund may enter into "forward roll" transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

      Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk. To assure its future payment of the purchase price, the Fund maintains internally designated assets with a market value equal to or greater than the payment obligation under the roll.

--------------------------------------------------------------------------------
SECURITIES SOLD SHORT. The Fund may short sale when-issued securities for future settlement. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss for the value of the open short position. The Fund records a realized gain or loss when the short position is closed out.

--------------------------------------------------------------------------------
CREDIT RISK. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of December 31, 2007, securities with an aggregate market value of $18,208, representing less than 0.001% of the Fund's net assets, were in default.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

      Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received


                     50 | OPPENHEIMER STRATEGIC BOND FUND/VA
or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. The Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

--------------------------------------------------------------------------------
INVESTMENTS IN OPPENHEIMER MASTER LOAN FUND, LLC. The Fund is permitted to buy interests in trusts and other pooled entities that invest primarily or exclusively in loan obligations, including entities sponsored and/or advised by the Manager or an affiliate. The loans underlying these investments may include loans to foreign or U.S. borrowers, may be collateralized or uncollateralized and may be rated above or below investment grade or unrated. Oppenheimer Master Loan Fund, LLC ("Master Loan") is a mutual fund registered under the Investment Company Act of 1940, which seeks as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The Manager is also the investment adviser of Master Loan. The Manager expects at certain times that the investment in Master Loan may exceed 15% of the Fund's net assets. The Fund's investment in Master Loan is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of Master Loan's expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in Master Loan.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
INVESTMENTS WITH OFF-BALANCE SHEET RISK. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund's Statement of Assets and Liabilities.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund's tax return filings remain open for the three preceding fiscal reporting period ends.


                     51 | OPPENHEIMER STRATEGIC BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                               NET UNREALIZED
                                                                 APPRECIATION
                                                             BASED ON COST OF
                                                               SECURITIES AND
   UNDISTRIBUTED    UNDISTRIBUTED            ACCUMULATED    OTHER INVESTMENTS
   NET INVESTMENT       LONG-TERM                   LOSS   FOR FEDERAL INCOME
   INCOME                    GAIN   CARRYFORWARD 1,2,3,4         TAX PURPOSES
   --------------------------------------------------------------------------
   $184,340,397       $34,897,538               $215,406          $65,401,348

1. The Fund had $19,681 of post-October passive foreign investment company losses which were deferred.

2. The Fund had $195,725 of straddle losses which were deferred.

3. During the fiscal year ended December 31, 2007, the Fund utilized $13,349,869 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the fiscal year ended December 31, 2006, the Fund utilized $3,873,854 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for December 31, 2007. Net assets of the Fund were unaffected by the reclassifications.

                           INCREASE TO       REDUCTION TO
                           ACCUMULATED    ACCUMULATED NET
      INCREASE TO       NET INVESTMENT      REALIZED GAIN
      PAID-IN CAPITAL           INCOME   ON INVESTMENTS 5
      ---------------------------------------------------
      $852,441             $38,731,207        $39,583,648

5. $852,441, including $706,504 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

                                        YEAR ENDED          YEAR ENDED
                                 DECEMBER 31, 2007   DECEMBER 31, 2006
      ----------------------------------------------------------------
      Distributions paid from:
      Ordinary income                  $76,513,555         $55,879,152

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2007 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

      Federal tax cost of securities          $ 3,622,409,725
      Federal tax cost of other investments     1,196,530,981
                                              ---------------
      Total federal tax cost                  $ 4,818,940,706
                                              ===============

      Gross unrealized appreciation           $   120,054,052
      Gross unrealized depreciation               (54,652,704)
                                              ---------------
      Net unrealized appreciation             $    65,401,348
                                              ===============


                     52 | OPPENHEIMER STRATEGIC BOND FUND/VA

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Market discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.


                     53 | OPPENHEIMER STRATEGIC BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                      YEAR ENDED DECEMBER 31, 2007       YEAR ENDED DECEMBER 31, 2006
                                                         SHARES              AMOUNT         SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------------------
NON-SERVICE SHARES
Sold                                                 27,845,638    $    149,207,278     21,634,226   $    109,527,181
Dividends and/or distributions reinvested             4,394,189          22,674,018      4,678,286         23,204,298
Redeemed                                            (15,524,784)        (83,371,898)   (16,241,080)       (82,200,128)
                                                   -------------------------------------------------------------------
Net increase                                         16,715,043    $     88,509,398     10,071,432   $     50,531,351
                                                   ===================================================================

----------------------------------------------------------------------------------------------------------------------
SERVICE SHARES
Sold                                                244,861,091    $  1,327,141,100    149,725,536   $    769,804,954
Dividends and/or distributions reinvested            10,255,150          53,839,537      6,483,106         32,674,854
Redeemed                                             (7,224,289)        (39,515,665)   (21,471,021)      (108,250,660)
                                                  --------------------------------------------------------------------
Net increase                                        247,891,952    $  1,341,464,972    134,737,621   $    694,229,148
                                                   ===================================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 31, 2007, were as follows:

                                                         PURCHASES           SALES
----------------------------------------------------------------------------------
Investment securities                               $1,922,238,603  $  988,310,939
U.S. government and government agency obligations      521,138,010     417,042,547
To Be Announced (TBA) mortgage-related securities    1,061,009,472   1,120,098,096

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

                       FEE SCHEDULE
                       ---------------------------------
                       Up to $200 million          0.75%
                       Next $200 million           0.72
                       Next $200 million           0.69
                       Next $200 million           0.66
                       Next $200 million           0.60
                       Over $1 billion             0.50

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services ("OFS"), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended December 31, 2007, the Fund paid $20,132 to OFS for services to the Fund.

      Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 per class, for class level assets of $10 million or more. Each class is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.


                     54 | OPPENHEIMER STRATEGIC BOND FUND/VA

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FOR SERVICE SHARES. The Fund has adopted a Distribution and Service Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the "Distributor"), for distribution related services, personal service and account maintenance for the Fund's Service shares. Under the Plan, payments are made periodically at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund's assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

      The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF and Master Loan. During the year ended December 31, 2007, the Manager waived $501,695 for management fees.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

      Foreign currency exchange contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

      Risks to the Fund include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received.

--------------------------------------------------------------------------------
6. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts that relate to broadly based securities indices (financial futures), debt securities (interest rate futures) and various commodities (commodity index futures). The Fund may also buy or write put or call options on these futures contracts.

      Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.


                     55 | OPPENHEIMER STRATEGIC BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. FUTURES CONTRACTS Continued

      Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

--------------------------------------------------------------------------------
7. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

      Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

      Securities designated to cover outstanding call or put options are noted in the Statement of Investments where applicable. Options written are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities.

      The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

                                                                  CALL OPTIONS                      PUT OPTIONS
                                              --------------------------------   ------------------------------
                                                     NUMBER OF       AMOUNT OF          NUMBER OF     AMOUNT OF
                                                     CONTRACTS        PREMIUMS          CONTRACTS      PREMIUMS
---------------------------------------------------------------------------------------------------------------
Options outstanding as of December 31, 2006                 --   $          --         25,680,000   $   253,204
Options written                                 22,628,405,000       3,116,377     19,756,405,000     2,784,871
Options closed or expired                      (10,383,785,000)     (1,232,131)    (9,570,780,000)   (1,764,600)
Options exercised                               (9,365,660,000)     (1,499,978)   (10,204,345,000)   (1,220,964)
                                              ------------------------------------------------------------------
Options outstanding as of December 31, 2007      2,878,960,000   $     384,268          6,960,000   $    52,511
                                              ==================================================================

--------------------------------------------------------------------------------
8. SWAP CONTRACTS

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.


                     56 | OPPENHEIMER STRATEGIC BOND FUND/VA

      Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The value of the contracts is separately disclosed on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

      Risks of entering into swap contracts include credit, market and liquidity risk. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received. Market risk is the risk that the value of the contract will depreciate due to unfavorable changes in the reference asset. If there is an illiquid market for the agreement, the Fund may be unable to close the contract prior to contract termination.

--------------------------------------------------------------------------------
CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Fund may enter into credit default swaps on a single security, or a basket of securities.

      In a credit default swap contract, the purchaser of the contract will pay a periodic interest fee, similar to an insurance premium, on the notional amount of the swap contract to the counterparty (the seller of the contract). If there is a credit event (for example, bankruptcy or a failure to timely pay interest or principal), the purchaser will exercise the contract and will receive a payment from the seller of the contract equal to the notional value of the credit default swap contract less the value of the underlying security. In the event that the credit default swap is exercised due to a credit event, the difference between the value of the underlying security and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

      Risks of credit default swaps include, but are not limited to, the cost of paying for credit protection if there are no credit events.

--------------------------------------------------------------------------------
INTEREST RATE SWAP CONTRACTS. An interest rate swap is an agreement between counterparties to exchange periodic interest payments on the notional amount of the contract. One cash flow stream will typically be a floating rate payment based upon a specified index while the other is typically a fixed rate.

      Interest rate swap agreements include interest rate risk. There is a risk, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will be greater than the payments it received.

--------------------------------------------------------------------------------
TOTAL RETURN SWAP CONTRACTS. A total return swap is an agreement between counterparties to exchange a set of future cash flows on the notional amount of the contract. One cash flow is typically based on a reference interest rate or index and the other on the total return of a reference asset such as a security, a basket of securities, or an index. The total return includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

--------------------------------------------------------------------------------
CURRENCY SWAPS. A currency swap is an agreement between counterparties to exchange different currencies equivalent to the notional value at contract inception and reverse the exchange of the same notional values of those currencies at contract termination. The contract may also include periodic exchanges of cash flows based on a specified index or interest rate.

      Currency swap agreements include exchange rate risk. Due to the exchange of currency at contract termination, changes in currency exchange rates may result in the Fund paying an amount greater than the amount received. There is a risk, based on movements of interest rates or indexes that the periodic payments made by the Fund will be greater than the payments received.


                     57 | OPPENHEIMER STRATEGIC BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
9. ILLIQUID OR RESTRICTED SECURITIES

As of December 31, 2007, investments in securities included issues that are illiquid or restricted. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid and restricted securities. Certain restricted securities, eligible for resale to qualified institutional purchasers, may not be subject to that limitation. Securities that are illiquid or restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

--------------------------------------------------------------------------------
10. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As of December 31, 2007, the Fund had on loan securities valued at $91,536,243. Collateral of $92,840,546 was received for the loans, of which $60,320,900 was received in cash and subsequently invested in approved instruments. In addition, collateral of $32,519,646 was also received in the form of securities.

--------------------------------------------------------------------------------
11. LOAN COMMITMENTS

Pursuant to the terms of certain indenture agreements, the Fund has unfunded loan commitments of $13,500,000 at December 31, 2007. The Fund generally will maintain with its custodian, liquid investments having an aggregate value at least equal to the amount of unfunded loan commitments. The following commitments are subject to funding based on the borrower's discretion. The Fund is obligated to fund these commitments at the time of the request by the borrower. These commitments have been excluded from the Statement of Investments.

As of December 31, 2007, the Fund had unfunded loan commitments as follows:

                                    COMMITMENT
                                   TERMINATION       UNFUNDED
                                          DATE         AMOUNT
                 --------------------------------------------
                 Deutsche Bank
                 AG, Optic
                 Reforma Credit
                 Linked Nts.          10/20/13   $ 13,500,000


                     58 | OPPENHEIMER STRATEGIC BOND FUND/VA

--------------------------------------------------------------------------------
12. RECENT ACCOUNTING PRONOUNCEMENT

In September 2006, Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of December 31, 2007, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.


                     59 | OPPENHEIMER STRATEGIC BOND FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER STRATEGIC BOND FUND/VA:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Strategic Bond Fund/VA (the "Fund"), a series of Oppenheimer Variable Account Funds, including the statement of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
February 13, 2008


                     60 | OPPENHEIMER STRATEGIC BOND FUND/VA

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2008, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2007. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2007 which are not designated as capital gain distributions should be multiplied by 0.13% to arrive at the amount eligible for the corporate dividend-received deduction.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                     61 | OPPENHEIMER STRATEGIC BOND FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                     62 | OPPENHEIMER STRATEGIC BOND FUND/VA

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Trustees (the "Board"), including a majority of the independent Trustees, is required to determine whether to renew the Fund's investment advisory agreement (the "Agreement"). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

      The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager's services, (ii) the investment performance of the Fund and the Manager,
(iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. Outlined below is a summary of the principal information considered by the Board as well as the Board's conclusions.

      The Board was aware that there are alternatives to retaining the Manager.

      NATURE, QUALITY AND EXTENT OF SERVICES. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager's key personnel who provide such services. The Manager's duties include providing the Fund with the services of the portfolio manager and the Manager's investment team, who provide research, analysis and other advisory services in regard to the Fund's investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund's investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund's operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund's shares. The Manager also provides the Fund with office space, facilities and equipment.

      The Board also considered the quality of the services provided and the quality of the Manager's resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager's administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager's key personnel and the size and functions of its staff providing investment management services to the Fund. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Arthur P. Steinmetz and the Manager's International Fixed Income investment team and analysts. Mr. Steinmetz has been a portfolio manager of the Fund since May 1993. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. In light of the foregoing, the Board concluded that the Fund benefits from the services provided under the Agreement as a result of the Manager's experience, reputation, personnel, operations, and resources.


                     63 | OPPENHEIMER STRATEGIC BOND FUND/VA

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited / Continued
--------------------------------------------------------------------------------

      INVESTMENT PERFORMANCE OF THE MANAGER AND THE FUND. During the year, the Manager provided information on the investment performance of the Fund and the Manager at each Board meeting, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund's historical performance to relevant market indices and to the performance of other general bond funds underlying variable insurance products. The Board noted that the Fund's one-year, three-year, five-year and ten-year performance were better than its peer group median.

      COSTS OF SERVICES AND PROFITS REALIZED BY THE MANAGER. The Board considered information regarding the Manager's costs in serving as the Fund's investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager's profitability from its relationship with the Fund. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other general bond funds underlying variable insurance products. The Board noted that the Fund's actual management fees are equal to its peer group median although its contractual management fees are higher than its peer group median.

      ECONOMIES OF SCALE. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund's assets grow.

      OTHER BENEFITS TO THE MANAGER. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager's affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders.

      CONCLUSIONS. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees' counsel are both independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement for another year. In arriving at this decision, the Board considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.


                     64 | OPPENHEIMER STRATEGIC BOND FUND/VA

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD         PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD; NUMBER OF
WITH THE FUNDS, LENGTH OF      PORTFOLIOS IN THE FUNDS COMPLEX CURRENTLY OVERSEEN
SERVICE, AGE
INDEPENDENT                    THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL, COLORADO
TRUSTEES                       80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR HER RESIGNATION, RETIREMENT,
                               DEATH OR REMOVAL.

WILLIAM L. ARMSTRONG,          President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since
Chairman of the Board of       1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage
Trustees (since 2003),         Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway
Trustee (since 1999)           Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company)
Age: 70                        (since 1992), Campus Crusade for Christ (non-profit) (since 1991); Former Director, The Lynde and
                               Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland
                               Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance
                               (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier
                               Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident
                               (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company)
                               (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator
                               (January 1979-January 1991). Oversees 39 portfolios in the OppenheimerFunds complex.

GEORGE C. BOWEN,               Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April
Trustee (since 1999)           1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999);
Age: 71                        Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr.
                               Bowen held several positions with the Manager and with subsidiary or affiliated companies of the
                               Manager (September 1987-April 1999). Oversees 39 portfolios in the OppenheimerFunds complex.

EDWARD L. CAMERON,             Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-May 2006);
Trustee (since 1999)           Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price
Age: 69                        Waterhouse LLP Global Investment Management Industry Services Group (financial services firm) (July
                               1994-June 1998). Oversees 39 portfolios in the OppenheimerFunds complex.

JON S. FOSSEL,                 Director of UNUMProvident (insurance company) (since June 2002); Director of Northwestern Energy
Trustee (since 1993)           Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October
Age: 66                        1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February
                               1998-February 2003 and since February 2005); Chairman and Director (until October 1996) and
                               President and Chief Executive Officer (until October 1995) of the Manager; President, Chief
                               Executive Officer and Director of the following: Oppenheimer Acquisition Corp. ("OAC") (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services,
                               Inc. (until October 1995). Oversees 39 portfolios in the OppenheimerFunds complex.

SAM FREEDMAN,                  Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held
Trustee (since 1996)           several positions with the Manager and with subsidiary or affiliated companies of the Manager
Age: 67                        (until October 1994). Oversees 39 portfolios in the OppenheimerFunds complex.

BEVERLY L. HAMILTON,           Trustee of Monterey Institute for International Studies (educational organization) (since February
Trustee (since 2002)           2000); Board Member of Middlebury College (educational organization) (since December 2005);
Age: 61                        Director of The California Endowment (philanthropic organization) (since April 2002); Director
                               (February 2002-2005) and Chairman of Trustees (since 2006) of the Community Hospital of Monterey
                               Peninsula; Director (October 1991-2005) and Vice Chairman (since 2006) of American Funds' Emerging
                               Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February
                               1991-April 2000); Member of the investment committees of The Rockefeller Foundation (since 2001)
                               and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston's Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds
                               (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company)
                               (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and
                               Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 39 portfolios in the
                               OppenheimerFunds complex.


                     65 | OPPENHEIMER STRATEGIC BOND FUND/VA

TRUSTEES AND OFFICERS  Unaudited/Continued
--------------------------------------------------------------------------------

ROBERT J. MALONE,              Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University
Trustee (since 2002)           (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of
Age: 63                        Steele Street State Bank (commercial banking) (since August 2003); Director of Colorado UpLIFT
                               (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and
                               Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 39 portfolios in the OppenheimerFunds complex.

F. WILLIAM MARSHALL, JR.,      Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company)
Trustee (since 2000)           (since 1996) and MML Series Investment Fund (investment company) (since 1996); Trustee of Worcester
Age: 65                        Polytech Institute (since 1985); Chairman (since 1994) of the Investment Committee of the Worcester
                               Polytech Institute (private university); President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank)
                               (commercial bank) (January 1999-July 1999); and Executive Vice President of Peoples Heritage
                               Financial Group, Inc. (commercial bank) (January 1999-July 1999). Oversees 41 portfolios in the
                               OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE             THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW YORK,
AND OFFICER                    NEW YORK 10281-1008. MR. MURPHY SERVES AS A TRUSTEE FOR AN INDEFINITE TERM, OR UNTIL HIS
                               RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER FOR AN INDEFINITE TERM, OR UNTIL HIS
                               RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR. MURPHY IS AN INTERESTED TRUSTEE DUE TO HIS POSITIONS
                               WITH OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

JOHN V. MURPHY,                Chairman, Chief Executive Officer and Director of the Manager (since June 2001); President of the
Trustee, President and         Manager (September 2000-March 2007); President and director or trustee of other Oppenheimer funds;
Principal Executive Officer    President and Director of Oppenheimer Acquisition Corp. ("OAC") (the Manager's parent holding
(since 2001)                   company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager)
Age: 58                        (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager)
                               (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of
                               Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July
                               2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management
                               Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since
                               November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since
                               July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real
                               Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company
                               (OAC's parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007)
                               and Member of the Investment Company Institute's Board of Governors (since October 2003). Oversees
                               102 portfolios in the OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS OF              THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS. STEINMETZ, ZACK,
THE FUND                       GILLESPIE AND MS. BLOOMBERG, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NEW YORK
                               10281-1008, FOR MESSRS. VANDEHEY, WIXTED, PETERSEN, SZILAGYI AND MS. IVES, 6803 S. TUCSON WAY,
                               CENTENNIAL, COLORADO 80112-3924. EACH OFFICER SERVES FOR AN INDEFINITE TERM OR UNTIL HIS OR HER
                               RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

ARTHUR P. STEINMETZ,           Senior Vice President of the Manager (since March 1993) and of HarbourView Asset Management
Vice President and Portfolio   Corporation (since March 2000). A portfolio manager and officer of 4 portfolios in the
Manager (since 1993)           OppenheimerFunds complex.
Age: 49

MARK S. VANDEHEY,              Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief
Vice President and Chief       Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and
Compliance Officer             Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor,
(since 2004)                   Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983);
Age: 57                        Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An
                               officer of 102 portfolios in the OppenheimerFunds complex.


                     66 | OPPENHEIMER STRATEGIC BOND FUND/VA

BRIAN W. WIXTED,               Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following:
Treasurer and Principal        HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder
Financial & Accounting         Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc.
Officer (since 1999)           (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds
Age: 48                        International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management,
                               Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust
                               Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999), Centennial Asset Management Corporation (March 1999-October
                               2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

BRIAN S. PETERSEN,             Vice President of the Manager (since February 2007); Assistant Vice President of the Manager
Assistant Treasurer            (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November
(since 2004)                   1998-July 2002). An officer of 102 portfolios in the OppenheimerFunds complex.
Age: 37

BRIAN C. SZILAGYI,             Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting and
Assistant Treasurer            Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of Berger
(since 2005)                   Financial Group LLC (May 2001-March 2003). An officer of 102 portfolios in the OppenheimerFunds
Age: 37                        complex.

ROBERT G. ZACK,                Executive Vice President (since January 2004) and General Counsel (since March 2002) of the
Vice President and Secretary   Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of
(since 2001)                   Centennial Asset Management Corporation (since December 2001); Senior Vice President and General
Age: 59                        Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General
                               Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director
                               (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice
                               President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of
                               Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General
                               Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since
                               December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments,
                               Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program
                               (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management,
                               Inc. (since November 2001); Director of OppenheimerFunds (Asia) Limited (since December 2003);
                               Senior Vice President (May 1985-December 2003). An officer of 102 portfolios in the
                               OppenheimerFunds complex.

LISA I. BLOOMBERG,             Vice President and Associate Counsel of the Manager (since May 2004); First Vice President (April
Assistant Secretary            2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services,
(since 2004)                   Inc. An officer of 102 portfolios in the OppenheimerFunds complex.
Age: 40

PHILLIP S. GILLESPIE,          Senior Vice President and Deputy General Counsel of the Manager (since September 2004); First Vice
Assistant Secretary            President (2000-September 2004), Director (2000-September 2004) and Vice President (1998-2000) of
(since 2004)                   Merrill Lynch Investment Management. An officer of 102 portfolios in the OppenheimerFunds complex.
Age: 44

KATHLEEN T. IVES,              Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since October 2003) of
Assistant Secretary            the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the
(since 2001)                   Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003);
Age: 42                        Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant
                               Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since
                               December 2001); Assistant Counsel of the Manager (August 1994-October 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING 1.800.981.2871.


                     67 | OPPENHEIMER STRATEGIC BOND FUND/VA




DECEMBER 31, 2007

--------------------------------------------------------------------------------

                                                                 Management
      Oppenheimer                                               Commentaries
      Global Securities Fund/VA                                     and
      A Series of Oppenheimer Variable Account Funds            Annual Report

--------------------------------------------------------------------------------

      MANAGEMENT COMMENTARIES

            Listing of Top Holdings

      ANNUAL REPORT                              [GRAPHIC]

            Fund Performance Discussion

            Listing of Investments

            Financial Statements

                                                 [LOGO] OPPENHEIMERFUNDS(R)
                                                        The Right Way to Invest

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. In a period of choppy global markets and a credit crunch in the U.S., the Fund's Non-Service shares returned 6.32% during the reporting period, underperforming its benchmark, the MSCI World Index, which returned 9.04% over the same period.

      The most significant contribution to the underperformance of the Fund was the Fund's lack of holdings of metals and materials stocks and its relative underweight in energy and utilities stocks. Its substantial position in technology stocks hurt its relative performance too. Our relative underweight in financials, especially U.S.-based companies, helped returns, as we partially anticipated a more difficult economic environment for financial stocks.

      Given the strategic orientation of the Fund, which focuses on long-term sustainable competitive advantage and away from commodities, the past year's environment was somewhat unfavorable for our long-term strategy. We had some success in the past year from our investments in our second-largest holding Siemens AG, the German conglomerate, where restructuring continues to deliver value. Also, Nintendo Co. Ltd., which had a blockbuster release of its new Wii gaming platform and continued its dominance of the handheld electronic games business, more than doubled in the past year. Juniper Networks, Inc., one of the world's leading network equipment providers, gained as evidence of the need to increase network capacity in telecom networks mounted. Among our long-term holdings, Vodafone Group plc, our third-largest holding, and Porsche Automobil Holding, also had good years. Our lack of oil orientation notwithstanding, our investments in the increased complexity of the oil business also proved to be excellent investments. Transocean, Inc., the world's largest driller and Hyundai Heavy Industries Co. Ltd., the world's largest shipbuilder (whose stock we sold and took profits), both had stellar years.

      Our largest holding, Telefonaktiebolaget LM Ericsson, the leading wireless network equipment producer in the world, had a terrible year, falling considerably, as order shortfalls played havoc with the stock price. We continue to believe that its world leading technology, significant barriers to entry and a compelling valuation presage excellent long term prospects for the company. Japan was the location of many of our poor performers. The lack of growth in the Japanese domestic economy hurt our holdings of Japanese banks. A dramatic reduction in the maximum interest chargeable by finance companies in Japan through a change in regulation hurt our holding in Credit Saison Co. Ltd. Regulatory changes in gaming laws affected the sales of pachinko and pachislot machines which substantially reduced Sega Sammy Holdings, Inc.'s profit and stock price. We are confident that the credit card opportunity in Japan is vast and that Credit Saison Co. Ltd.'s fortunes, while temporarily affected, will be restored and enhanced in the future. One of our most trying holdings has been Advanced Micro Devices, Inc., which declined sharply as a result of missteps and delays. We still believe that the company has much to look forward to if it can execute better.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2007. In the case of Non-Service shares, performance is measured over a ten-year period. In the case of Service shares, performance is measured from inception of the class on July 13, 2000. In the case of Class 3 shares, performance is measured from inception of the class on May 1, 2003. In the case of Class 4 shares, performance is measured from inception of the class on May 3, 2004. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

      The Fund's performance is compared to the performance of the Morgan Stanley Capital International (MSCI) World Index, an unmanaged index of equity securities listed on stock exchanges of 23 foreign countries and the U.S. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs show the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                    3 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

NON-SERVICE SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Global Securities Fund/VA (Non-Service)
   Morgan Stanley Capital International World Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

               Oppenheimer Global Securities      Morgan Stanley Capital
                   Fund/VA (Non-Service)        International World Index

12/31/1997                $10,000                        $10,000
03/31/1998                $11,007                        $11,443
06/30/1998                $11,219                        $11,685
09/30/1998                $ 9,466                        $10,295
12/31/1998                $11,410                        $12,480
03/31/1999                $11,810                        $12,936
06/30/1999                $12,985                        $13,564
09/30/1999                $13,207                        $13,374
12/31/1999                $18,084                        $15,642
03/31/2000                $20,696                        $15,814
06/30/2000                $20,019                        $15,264
09/30/2000                $19,693                        $14,508
12/31/2000                $19,004                        $13,621
03/31/2001                $16,160                        $11,881
06/30/2001                $17,412                        $12,211
09/30/2001                $14,301                        $10,464
12/31/2001                $16,716                        $11,371
03/31/2002                $17,039                        $11,441
06/30/2002                $15,517                        $10,393
09/30/2002                $12,671                        $ 8,491
12/31/2002                $13,016                        $ 9,149
03/31/2003                $12,032                        $ 8,697
06/30/2003                $14,541                        $10,196
09/30/2003                $15,929                        $10,700
12/31/2003                $18,616                        $12,238
03/31/2004                $19,432                        $12,570
06/30/2004                $19,237                        $12,701
09/30/2004                $19,079                        $12,587
12/31/2004                $22,183                        $14,103
03/31/2005                $21,453                        $13,961
06/30/2005                $22,113                        $14,047
09/30/2005                $24,233                        $15,042
12/31/2005                $25,357                        $15,517
03/31/2006                $27,256                        $16,559
06/30/2006                $26,339                        $16,505
09/30/2006                $27,499                        $17,259
12/31/2006                $29,843                        $18,722
03/31/2007                $30,169                        $19,209
06/30/2007                $32,388                        $20,497
09/30/2007                $33,229                        $21,001
12/31/2007                $31,730                        $20,513

AVERAGE ANNUAL TOTAL RETURNS OF NON-SERVICE SHARES OF THE FUND AT 12/31/07
1-Year   6.32%   5-Year   19.51%   10-Year   12.24%

SERVICE SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Global Securities Fund/VA (Service)
   Morgan Stanley Capital International World Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

               Oppenheimer Global Securities      Morgan Stanley Capital
                      Fund/VA (Service)         International World Index

07/13/2000                $10,000                        $10,000
09/30/2000                $ 9,620                        $ 9,505
12/31/2000                $ 9,280                        $ 8,924
03/31/2001                $ 7,889                        $ 7,784
06/30/2001                $ 8,498                        $ 8,000
09/30/2001                $ 6,977                        $ 6,855
12/31/2001                $ 8,151                        $ 7,449
03/31/2002                $ 8,308                        $ 7,496
06/30/2002                $ 7,560                        $ 6,808
09/30/2002                $ 6,166                        $ 5,563
12/31/2002                $ 6,328                        $ 5,994
03/31/2003                $ 5,842                        $ 5,697
06/30/2003                $ 7,062                        $ 6,680
09/30/2003                $ 7,736                        $ 7,010
12/31/2003                $ 9,040                        $ 8,017
03/31/2004                $ 9,431                        $ 8,235
06/30/2004                $ 9,332                        $ 8,321
09/30/2004                $ 9,248                        $ 8,246
12/31/2004                $10,746                        $ 9,239
03/31/2005                $10,387                        $ 9,146
06/30/2005                $10,701                        $ 9,202
09/30/2005                $11,721                        $ 9,854
12/31/2005                $12,257                        $10,166
03/31/2006                $13,163                        $10,848
06/30/2006                $12,714                        $10,813
09/30/2006                $13,266                        $11,307
12/31/2006                $14,385                        $12,265
03/31/2007                $14,537                        $12,584
06/30/2007                $15,597                        $13,428
09/30/2007                $15,988                        $13,758
12/31/2007                $15,260                        $13,438

AVERAGE ANNUAL TOTAL RETURNS OF SERVICE SHARES OF THE FUND AT 12/31/07
1-Year   6.08%   5-Year   19.25%   Since Inception (7/13/00)   5.82%


                    4 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

CLASS 3 SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Global Securities Fund/VA (Class 3)
   Morgan Stanley Capital International World Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

               Oppenheimer Global Securities      Morgan Stanley Capital
                      Fund/VA (Class 3)         International World Index

05/01/2003                $10,000                        $10,000
06/30/2003                $11,225                        $10,763
09/30/2003                $12,291                        $11,295
12/31/2003                $14,353                        $12,918
03/31/2004                $14,979                        $13,269
06/30/2004                $14,835                        $13,408
09/30/2004                $14,714                        $13,287
12/31/2004                $17,108                        $14,888
03/31/2005                $16,547                        $14,738
06/30/2005                $17,054                        $14,828
09/30/2005                $18,693                        $15,878
12/31/2005                $19,561                        $16,380
03/31/2006                $21,030                        $17,480
06/30/2006                $20,320                        $17,423
09/30/2006                $21,210                        $18,219
12/31/2006                $23,021                        $19,763
03/31/2007                $23,277                        $20,277
06/30/2007                $24,986                        $21,637
09/30/2007                $25,631                        $22,169
12/31/2007                $24,481                        $21,653

AVERAGE ANNUAL TOTAL RETURNS OF CLASS 3 SHARES OF THE FUND AT 12/31/07
1-Year    6.34%   5-Year   N/A   Since Inception (5/1/03)   21.15%

CLASS 4 SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Global Securities Fund/VA (Class 4)
   Morgan Stanley Capital International World Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

               Oppenheimer Global Securities      Morgan Stanley Capital
                     Fund/VA (Class 4)          International World Index

05/03/2004                $10,000                        $10,000
06/30/2004                $10,111                        $10,310
09/30/2004                $10,020                        $10,216
12/31/2004                $11,642                        $11,448
03/31/2005                $11,255                        $11,332
06/30/2005                $11,591                        $11,402
09/30/2005                $12,697                        $12,209
12/31/2005                $13,278                        $12,595
03/31/2006                $14,263                        $13,441
06/30/2006                $13,776                        $13,397
09/30/2006                $14,374                        $14,009
12/31/2006                $15,588                        $15,196
03/31/2007                $15,748                        $15,592
06/30/2007                $16,897                        $16,638
09/30/2007                $17,320                        $17,046
12/31/2007                $16,532                        $16,650

AVERAGE ANNUAL TOTAL RETURNS OF CLASS 4 SHARES OF THE FUND AT 12/31/07
1-Year   6.06%   5-Year   N/A   Since Inception (5/3/04)   14.72%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL US AT 1.800.981.2871. THE FUND'S TOTAL RETURNS SHOULD NOT BE EXPECTED TO BE THE SAME AS THE RETURNS OF OTHER FUNDS, WHETHER OR NOT BOTH FUNDS HAVE THE SAME PORTFOLIO MANAGERS AND/OR SIMILAR NAMES. THE FUND'S TOTAL RETURNS DO NOT INCLUDE THE CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT PRODUCTS THAT OFFER THIS FUND. SUCH PERFORMANCE WOULD HAVE BEEN LOWER IF SUCH CHARGES WERE TAKEN INTO ACCOUNT.


                    5 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2007.

ACTUAL EXPENSES. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.


                    6 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

--------------------------------------------------------------------------------

                                 BEGINNING      ENDING              EXPENSES
                                 ACCOUNT        ACCOUNT             PAID DURING
                                 VALUE          VALUE               6 MONTHS ENDED
ACTUAL                           JULY 1, 2007   DECEMBER 31, 2007   DECEMBER 31, 2007
--------------------------------------------------------------------------------------
Non-Service Shares               $ 1,000.00     $   979.70          $ 3.15
--------------------------------------------------------------------------------------
Service Shares                     1,000.00         978.40            4.40
--------------------------------------------------------------------------------------
Class 3 Shares                     1,000.00         979.80            3.20
--------------------------------------------------------------------------------------
Class 4 Shares                     1,000.00         978.40            4.45

HYPOTHETICAL
(5% return before expenses)
--------------------------------------------------------------------------------------
Non-Service Shares                 1,000.00       1,022.03            3.22
--------------------------------------------------------------------------------------
Service Shares                     1,000.00       1,020.77            4.49
--------------------------------------------------------------------------------------
Class 3 Shares                     1,000.00       1,021.98            3.27
--------------------------------------------------------------------------------------
Class 4 Shares                     1,000.00       1,020.72            4.54

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended December 31, 2007 are as follows:

CLASS                  EXPENSE RATIOS
-------------------------------------
Non-Service Shares         0.63%
-------------------------------------
Service Shares             0.88
-------------------------------------
Class 3 Shares             0.64
-------------------------------------
Class 4 Shares             0.89

The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund's Manager that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

--------------------------------------------------------------------------------


                    7 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

STATEMENT OF INVESTMENTS  December 31, 2007
--------------------------------------------------------------------------------

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
COMMON STOCKS--97.9%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--18.6%
--------------------------------------------------------------------------------
AUTOMOBILES--2.7%
Bayerische Motoren Werke
(BMW) AG                                              658,139   $    41,044,467
--------------------------------------------------------------------------------
Bayerische Motoren Werke
(BMW) AG, Preference                                  205,513        10,806,294
--------------------------------------------------------------------------------
Porsche Automobil Holding                              15,255        30,582,122
--------------------------------------------------------------------------------
Toyota Motor Corp.                                    459,300        24,760,667
                                                                ----------------
                                                                    107,193,550

--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--2.8%
Aristocrat Leisure Ltd.                               201,581         1,979,495
--------------------------------------------------------------------------------
Carnival Corp.                                      1,067,500        47,493,075
--------------------------------------------------------------------------------
International Game Technology                         593,900        26,090,027
--------------------------------------------------------------------------------
McDonald's Corp.                                      570,700        33,619,937
--------------------------------------------------------------------------------
Shuffle Master, Inc. 1                                296,600         3,556,234
                                                                ----------------
                                                                    112,738,768

--------------------------------------------------------------------------------
HOUSEHOLD DURABLES--1.7%
Sony Corp.                                          1,228,900        66,794,675
--------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS--0.2%
Sega Sammy Holdings, Inc.                             520,600         6,501,666
--------------------------------------------------------------------------------
MEDIA--4.5%
Dish TV India Ltd. 1                                2,397,922         6,197,872
--------------------------------------------------------------------------------
Grupo Televisa SA, Sponsored GDR                    1,583,996        37,651,585
--------------------------------------------------------------------------------
Pearson plc                                         1,104,328        16,056,616
--------------------------------------------------------------------------------
Sirius Satellite Radio, Inc. 1                      9,748,010        29,536,470
--------------------------------------------------------------------------------
Walt Disney Co. (The)                               1,240,100        40,030,428
--------------------------------------------------------------------------------
Wire & Wireless India Ltd. 1                        2,278,650         5,679,315
--------------------------------------------------------------------------------
WPP Group plc                                       1,445,940        18,471,955
--------------------------------------------------------------------------------
Zee Entertainment Enterprises Ltd.                  2,988,910        24,791,352
                                                                ----------------
                                                                    178,415,593

--------------------------------------------------------------------------------
SPECIALTY RETAIL--3.7%
H&M Hennes & Mauritz AB, Cl. B                      1,188,000        71,783,098
--------------------------------------------------------------------------------
Industria de Diseno Textil SA                         638,300        38,742,191
--------------------------------------------------------------------------------
Tiffany & Co.                                         810,600        37,311,918
                                                                ----------------
                                                                    147,837,207

--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--3.0%
Bulgari SpA                                         1,363,818        18,942,200
--------------------------------------------------------------------------------
Burberry Group plc                                  1,383,058        15,535,997
--------------------------------------------------------------------------------
Coach, Inc. 1                                         296,000         9,051,680
--------------------------------------------------------------------------------
LVMH Moet Hennessey
Louis Vuitton                                         493,570        59,218,893
--------------------------------------------------------------------------------
Tod's SpA                                             249,197        17,385,005
                                                                ----------------
                                                                    120,133,775

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
CONSUMER STAPLES--8.5%
--------------------------------------------------------------------------------
BEVERAGES--2.4%
Companhia de Bebidas das
Americas, ADR, Preference                             412,015   $    29,265,425
--------------------------------------------------------------------------------
Diageo plc                                            967,745        20,670,275
--------------------------------------------------------------------------------
Fomento Economico Mexicano
SA de CV, UBD                                       7,752,900        29,674,268
--------------------------------------------------------------------------------
Grupo Modelo SA de CV, Series C                     3,449,300        16,436,378
                                                                ----------------
                                                                     96,046,346

--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--2.3%
Seven & I Holdings Co. Ltd.                           431,053        12,554,887
--------------------------------------------------------------------------------
Tesco plc                                           4,176,435        39,351,599
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                 767,200        36,465,016
                                                                ----------------
                                                                     88,371,502

--------------------------------------------------------------------------------
FOOD PRODUCTS--1.0%
Cadbury Schweppes plc                               3,248,644        40,408,299
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--2.8%
Colgate-Palmolive Co.                                 467,600        36,454,096
--------------------------------------------------------------------------------
Hindustan Unilever Ltd.                             4,157,500        22,532,532
--------------------------------------------------------------------------------
Reckitt Benckiser Group plc                           904,138        52,118,229
                                                                ----------------
                                                                    111,104,857

--------------------------------------------------------------------------------
ENERGY--6.0%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--2.4%
Technip SA                                            527,480        41,645,804
--------------------------------------------------------------------------------
Transocean, Inc.                                      362,672        51,916,497
                                                                ----------------
                                                                     93,562,301

--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS--3.6%
BP plc, ADR                                           454,169        33,231,546
--------------------------------------------------------------------------------
Chevron Corp.                                         367,644        34,312,215
--------------------------------------------------------------------------------
Husky Energy, Inc.                                  1,160,630        52,075,359
--------------------------------------------------------------------------------
Total SA                                              298,440        24,753,624
                                                                ----------------
                                                                    144,372,744

--------------------------------------------------------------------------------
FINANCIALS--13.4%
--------------------------------------------------------------------------------
CAPITAL MARKETS--2.8%
3i Group plc                                          477,710         9,473,526
--------------------------------------------------------------------------------
Credit Suisse Group                                   949,296        57,048,233
--------------------------------------------------------------------------------
Northern Trust Corp.                                  598,900        45,863,762
                                                                ----------------
                                                                    112,385,521


                    8 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
COMMERCIAL BANKS--4.2%
BNP Paribas SA                                        133,760   $    14,353,447
--------------------------------------------------------------------------------
HSBC Holdings plc                                   2,158,687        36,097,181
--------------------------------------------------------------------------------
ICICI Bank Ltd., Sponsored ADR                        236,450        14,541,675
--------------------------------------------------------------------------------
Royal Bank of Scotland
Group plc (The)                                     5,006,409        44,911,058
--------------------------------------------------------------------------------
Societe Generale, Cl. A                               236,128        33,687,352
--------------------------------------------------------------------------------
Sumitomo Mitsui Financial
Group, Inc.                                             3,015        22,470,183
                                                                ----------------
                                                                    166,060,896

--------------------------------------------------------------------------------
CONSUMER FINANCE--0.5%
Credit Saison Co. Ltd.                                725,900        19,838,443
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--0.7%
Investor AB, B Shares                               1,350,954        30,392,610
--------------------------------------------------------------------------------
INSURANCE--5.2%
ACE Ltd.                                              416,871        25,754,290
--------------------------------------------------------------------------------
AFLAC, Inc.                                           491,200        30,763,856
--------------------------------------------------------------------------------
Allianz SE                                            242,969        51,923,742
--------------------------------------------------------------------------------
American International Group, Inc.                    655,900        38,238,970
--------------------------------------------------------------------------------
Prudential plc                                      2,544,557        35,689,975
--------------------------------------------------------------------------------
Sony Financial Holdings, Inc. 1                         1,598         6,083,059
--------------------------------------------------------------------------------
XL Capital Ltd., Cl. A                                340,600        17,135,586
                                                                ----------------
                                                                    205,589,478

--------------------------------------------------------------------------------
HEALTH CARE--6.5%
--------------------------------------------------------------------------------
BIOTECHNOLOGY--2.3%
Acadia Pharmaceuticals, Inc. 1                        302,500         3,348,675
--------------------------------------------------------------------------------
Basilea Pharmaceutica AG 1                             22,275         4,308,128
--------------------------------------------------------------------------------
Genentech, Inc. 1                                     200,200        13,427,414
--------------------------------------------------------------------------------
Gilead Sciences, Inc. 1                               863,420        39,725,954
--------------------------------------------------------------------------------
InterMune, Inc. 1                                     271,600         3,620,428
--------------------------------------------------------------------------------
NicOx SA 1                                            212,570         3,378,513
--------------------------------------------------------------------------------
Pharmion Corp. 1                                       92,200         5,795,692
--------------------------------------------------------------------------------
Regeneron Pharmaceuticals, Inc. 1                     176,802         4,269,768
--------------------------------------------------------------------------------
Seattle Genetics, Inc. 1                              423,328         4,825,939
--------------------------------------------------------------------------------
Theravance, Inc. 1                                    409,000         7,975,500
                                                                ----------------
                                                                     90,676,011

--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--0.6%
Hospira, Inc. 1                                       105,000         4,477,200
--------------------------------------------------------------------------------
Smith & Nephew plc                                  1,688,877        19,375,016
                                                                ----------------
                                                                     23,852,216

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES--0.1%
Nektar Therapeutics 1                                 314,361   $     2,109,362
--------------------------------------------------------------------------------
PHARMACEUTICALS--3.5%
Chugai Pharmaceutical Co. Ltd.                        647,500         9,288,148
--------------------------------------------------------------------------------
Johnson & Johnson                                     148,300         9,891,610
--------------------------------------------------------------------------------
Roche Holding AG                                      279,312        48,211,637
--------------------------------------------------------------------------------
Sanofi-Aventis SA                                     475,455        43,381,008
--------------------------------------------------------------------------------
Shionogi & Co. Ltd.                                 1,787,000        31,641,788
                                                                ----------------
                                                                    142,414,191

--------------------------------------------------------------------------------
INDUSTRIALS--13.8%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--4.4%
Boeing Co.                                            217,500        19,022,550
--------------------------------------------------------------------------------
Empresa Brasileira de
Aeronautica SA, ADR                                   864,083        39,393,544
--------------------------------------------------------------------------------
European Aeronautic
Defense & Space Co.                                 1,291,510        40,928,752
--------------------------------------------------------------------------------
Lockheed Martin Corp.                                 244,100        25,693,966
--------------------------------------------------------------------------------
Northrop Grumman Corp.                                270,700        21,287,848
--------------------------------------------------------------------------------
Raytheon Co.                                          447,600        27,169,320
                                                                ----------------
                                                                    173,495,980

--------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS--0.8%
TNT NV                                                508,500        21,123,081
--------------------------------------------------------------------------------
United Parcel Service, Inc., Cl. B                    134,700         9,525,984
                                                                ----------------
                                                                     30,649,065

--------------------------------------------------------------------------------
BUILDING PRODUCTS--1.1%
Assa Abloy AB, Cl. B                                2,132,485        42,414,547
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--0.8%
Experian Group Ltd.                                 1,221,419         9,686,266
--------------------------------------------------------------------------------
Secom Co. Ltd.                                        419,000        22,952,214
                                                                ----------------
                                                                     32,638,480

--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--1.7%
Emerson Electric Co.                                  897,600        50,858,016
--------------------------------------------------------------------------------
Mitsubishi Electric Corp.                           1,497,000        15,485,053
                                                                ----------------
                                                                     66,343,069

--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--4.8%
3M Co.                                                483,500        40,768,720
--------------------------------------------------------------------------------
Koninklijke (Royal) Philips
Electronics NV                                      1,183,600        51,205,199
--------------------------------------------------------------------------------
Siemens AG                                            645,521       100,754,231
                                                                ----------------
                                                                    192,728,150


                    9 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
MACHINERY--0.2%
Fanuc Ltd.                                            104,500   $    10,193,294
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--25.4%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--6.7%
Cisco Systems, Inc. 1                                 662,400        17,931,168
--------------------------------------------------------------------------------
Corning, Inc.                                       1,919,800        46,056,002
--------------------------------------------------------------------------------
Juniper Networks, Inc. 1                            2,112,900        70,148,280
--------------------------------------------------------------------------------
Tandberg ASA                                        1,056,150        21,746,945
--------------------------------------------------------------------------------
Telefonaktiebolaget LM
Ericsson, B Shares                                 47,982,400       112,151,210
                                                                ----------------
                                                                    268,033,605

--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--2.7%
Hoya Corp.                                            886,800        28,303,819
--------------------------------------------------------------------------------
Keyence Corp.                                          87,440        21,454,724
--------------------------------------------------------------------------------
Kyocera Corp.                                         203,700        17,851,285
--------------------------------------------------------------------------------
Murata Manufacturing Co. Ltd.                         522,200        30,337,601
--------------------------------------------------------------------------------
Nidec Corp.                                           138,200        10,259,064
                                                                ----------------
                                                                    108,206,493

--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--1.6%
eBay, Inc. 1                                        1,914,700        63,548,893
--------------------------------------------------------------------------------
IT SERVICES--2.4%
Automatic Data Processing, Inc.                     1,019,000        45,376,070
--------------------------------------------------------------------------------
Infosys Technologies Ltd.                           1,075,726        48,017,842
                                                                ----------------
                                                                     93,393,912

--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--5.5%
Advanced Micro Devices, Inc. 1                      2,459,400        18,445,500
--------------------------------------------------------------------------------
Altera Corp.                                        1,227,600        23,717,232
--------------------------------------------------------------------------------
Cree, Inc. 1                                          821,900        22,577,593
--------------------------------------------------------------------------------
Linear Technology Corp.                               515,496        16,408,238
--------------------------------------------------------------------------------
Maxim Integrated Products, Inc.                     1,139,165        30,165,089
--------------------------------------------------------------------------------
MediaTek, Inc.                                      2,899,335        37,223,504
--------------------------------------------------------------------------------
Samsung Electronics Co.                                34,698        20,488,249
--------------------------------------------------------------------------------
Taiwan Semiconductor
Manufacturing Co. Ltd.                             11,926,176        22,629,389
--------------------------------------------------------------------------------
Taiwan Semiconductor
Manufacturing Co. Ltd., ADR 1                         947,412         9,436,224
--------------------------------------------------------------------------------
Xilinx, Inc.                                          824,700        18,036,189
                                                                ----------------
                                                                    219,127,207

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
SOFTWARE--6.5%
Adobe Systems, Inc. 1                               1,141,163   $    48,761,895
--------------------------------------------------------------------------------
Enix Corp.                                            579,200        17,759,225
--------------------------------------------------------------------------------
Intuit, Inc. 1                                      1,418,800        44,848,268
--------------------------------------------------------------------------------
Microsoft Corp.                                     2,103,600        74,888,160
--------------------------------------------------------------------------------
Nintendo Co. Ltd.                                      40,200        24,445,630
--------------------------------------------------------------------------------
SAP AG                                                947,674        49,001,646
                                                                ----------------
                                                                    259,704,824

--------------------------------------------------------------------------------
MATERIALS--0.3%
--------------------------------------------------------------------------------
CHEMICALS--0.3%
Praxair, Inc.                                         150,600        13,359,726
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--4.4%
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--4.4%
KDDI Corp.                                              5,583        41,644,755
--------------------------------------------------------------------------------
SK Telecom Co. Ltd. ADR                             1,275,660        38,065,694
--------------------------------------------------------------------------------
Vodafone Group plc                                 25,617,052        95,268,828
                                                                ----------------
                                                                    174,979,277

--------------------------------------------------------------------------------
UTILITIES--1.0%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--1.0%
Fortum Oyj                                            869,500        38,855,627
                                                                ----------------
Total Common Stocks (Cost $2,714,937,936)                         3,894,472,160

--------------------------------------------------------------------------------
INVESTMENT COMPANIES--1.7%
--------------------------------------------------------------------------------
Oppenheimer Institutional
Money Market Fund,
Cl. E, 5.03% 2,3
(Cost $68,796,760)                                 68,796,760        68,796,760

--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $2,783,734,696)                                    99.6%    3,963,268,920
--------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                           0.4        16,520,743
                                                   -----------------------------
NET ASSETS                                              100.0%  $ 3,979,789,663
                                                   =============================

INDUSTRY CLASSIFICATIONS ARE UNAUDITED.


                   10 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. Rate shown is the 7-day yield as of December 31, 2007.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2007, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                              SHARES                                     SHARES
                        DECEMBER 31,         GROSS         GROSS   DECEMBER 31,
                                2006     ADDITIONS    REDUCTIONS           2007
--------------------------------------------------------------------------------
Oppenheimer
Institutional
Money Market
Fund, Cl. E               51,475,095   608,411,950   591,090,285     68,796,760

                                                                       DIVIDEND
                                                           VALUE         INCOME
--------------------------------------------------------------------------------
Oppenheimer Institutional
Money Market Fund, Cl. E                        $68,796,760     $3,871,188

DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC HOLDINGS, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

GEOGRAPHIC HOLDINGS (UNAUDITED)                                 VALUE   PERCENT
--------------------------------------------------------------------------------
United States                                         $ 1,365,646,693      34.5%
United Kingdom                                            476,660,100      12.0
Japan                                                     440,620,180      11.1
Germany                                                   284,112,502       7.2
Sweden                                                    256,741,465       6.5
France                                                    220,418,641       5.6
India                                                     121,760,588       3.1
The Netherlands                                           113,257,032       2.9
Switzerland                                               109,567,998       2.8
Cayman Islands                                             94,806,373       2.4
Mexico                                                     83,762,231       2.1
Taiwan                                                     69,289,117       1.7
Brazil                                                     68,658,969       1.7
Korea, Republic of South                                   58,553,943       1.5
Canada                                                     52,075,359       1.3
Finland                                                    38,855,627       1.0
Spain                                                      38,742,191       1.0
Italy                                                      36,327,205       0.9
Norway                                                     21,746,945       0.5
Jersey, Channel Islands                                     9,686,266       0.2
Australia                                                   1,979,495       0.0
                                                      --------------------------
Total                                                 $ 3,963,268,920     100.0%
                                                      ==========================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   11 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2007
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------------------------------------------
Investments, at value--see accompanying statement of investments:
Unaffiliated companies (cost $2,714,937,936)                                                 $ 3,894,472,160
Affiliated companies (cost $68,796,760)                                                           68,796,760
                                                                                             ----------------
                                                                                               3,963,268,920
-------------------------------------------------------------------------------------------------------------
Cash                                                                                                 254,069
-------------------------------------------------------------------------------------------------------------
Cash--foreign currencies (cost $7,178,561)                                                         7,236,257
-------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest sold                                                                 7,485,203
Dividends                                                                                          4,192,501
Other                                                                                                427,272
                                                                                             ----------------
Total assets                                                                                   3,982,864,222

-------------------------------------------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Shares of beneficial interest redeemed                                                             1,658,015
Distribution and service plan fees                                                                   899,204
Shareholder communications                                                                           262,082
Custodian fees                                                                                       111,150
Foreign capital gains tax                                                                             51,389
Trustees' compensation                                                                                42,099
Transfer and shareholder servicing agent fees                                                          3,579
Other                                                                                                 47,041
                                                                                             ----------------
Total liabilities                                                                                  3,074,559

-------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                   $ 3,979,789,663
                                                                                             ================

-------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
-------------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                                   $       109,031
-------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                     2,563,131,425
-------------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                                 31,615,758
-------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions                   205,232,329
-------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and liabilities
denominated in foreign currencies                                                              1,179,701,120
                                                                                             ----------------
NET ASSETS                                                                                   $ 3,979,789,663
                                                                                             ================

-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
-------------------------------------------------------------------------------------------------------------
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net
assets of $2,193,637,711 and 59,930,639 shares of beneficial interest outstanding)           $         36.60
-------------------------------------------------------------------------------------------------------------
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net
assets of $1,300,989,249 and 35,873,741 shares of beneficial interest outstanding)           $         36.27
-------------------------------------------------------------------------------------------------------------
Class 3 Shares:
Net asset value, redemption price per share and offering price per share (based on net
assets of $361,620,862 and 9,821,987 shares of beneficial interest outstanding)              $         36.82
-------------------------------------------------------------------------------------------------------------
Class 4 Shares:
Net asset value, redemption price per share and offering price per share (based on net
assets of $123,541,841 and 3,405,122 shares of beneficial interest outstanding)              $         36.28

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   12 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2007
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
-------------------------------------------------------------------------------------------------------------
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $2,041,193)                      $    67,344,202
Affiliated companies                                                                               3,871,188
-------------------------------------------------------------------------------------------------------------
Portfolio lending fees                                                                             2,403,377
-------------------------------------------------------------------------------------------------------------
Interest                                                                                              30,583
                                                                                             ----------------
Total investment income                                                                           73,649,350

-------------------------------------------------------------------------------------------------------------
EXPENSES
-------------------------------------------------------------------------------------------------------------
Management fees                                                                                   24,819,247
-------------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Service shares                                                                                     2,949,468
Class 4 shares                                                                                       305,898
-------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Non-Service shares                                                                                    10,475
Service shares                                                                                        10,245
Class 3 shares                                                                                        10,094
Class 4 shares                                                                                        10,040
-------------------------------------------------------------------------------------------------------------
Shareholder communications:
Non-Service shares                                                                                   142,950
Service shares                                                                                        67,462
Class 3 shares                                                                                        24,636
Class 4 shares                                                                                         7,349
-------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                          498,749
-------------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                                70,860
-------------------------------------------------------------------------------------------------------------
Administration service fees                                                                            1,500
-------------------------------------------------------------------------------------------------------------
Other                                                                                                123,094
                                                                                             ----------------
Total expenses                                                                                    29,052,067
Less reduction to custodian expenses                                                                  (3,494)
Less waivers and reimbursements of expenses                                                          (73,870)
                                                                                             ----------------
Net expenses                                                                                      28,974,703

-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                             44,674,647

-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------
Net realized gain on:
Investments from unaffiliated companies                                                          221,716,272
Foreign currency transactions                                                                     18,683,486
                                                                                             ----------------
Net realized gain                                                                                240,399,758
-------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments (net of foreign capital gains tax of $147,715)                                      (129,163,618)
Translation of assets and liabilities denominated in foreign currencies                           80,556,896
                                                                                             ----------------
Net change in unrealized appreciation                                                            (48,606,722)

-------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                         $   236,467,683
                                                                                             ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   13 | OPPENHEIMER GLOBAL SECURITIES FUND/ VA

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                                       2007              2006
---------------------------------------------------------------------------------------------------------------------
OPERATIONS
---------------------------------------------------------------------------------------------------------------------
Net investment income                                                              $    44,674,647   $    40,843,985
---------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                      240,399,758       202,740,034
---------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                                  (48,606,722)      316,441,660
                                                                                   ----------------------------------
Net increase in net assets resulting from operations                                   236,467,683       560,025,679

---------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Non-Service shares                                                                     (30,881,671)      (22,390,271)
Service shares                                                                         (12,491,101)       (5,586,912)
Class 3 shares                                                                          (5,291,097)       (3,732,415)
Class 4 shares                                                                          (1,330,580)         (875,877)
                                                                                   ----------------------------------
                                                                                       (49,994,449)      (32,585,475)
---------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Non-Service shares                                                                    (112,256,514)     (116,956,054)
Service shares                                                                         (52,238,025)      (34,605,939)
Class 3 shares                                                                         (19,263,594)      (19,539,725)
Class 4 shares                                                                          (5,788,329)       (5,424,732)
                                                                                   ----------------------------------
                                                                                      (189,546,462)     (176,526,450)

---------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares                                                                    (104,231,544)      (44,482,210)
Service shares                                                                         321,202,694       340,074,365
Class 3 shares                                                                         (34,573,579)       12,707,608
Class 4 shares                                                                           9,459,510        13,427,523
                                                                                   ----------------------------------
                                                                                       191,857,081       321,727,286

---------------------------------------------------------------------------------------------------------------------
NET ASSETS
---------------------------------------------------------------------------------------------------------------------
Total increase                                                                         188,783,853       672,641,040
---------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                  3,791,005,810     3,118,364,770
                                                                                   ----------------------------------
End of period (including accumulated net investment income of
$31,615,758 and $32,036,968, respectively)                                         $ 3,979,789,663   $ 3,791,005,810
                                                                                   ==================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   14 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES  YEAR ENDED DECEMBER 31,         2007                2006                2005            2004            2003
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $     36.79         $     33.38         $     29.51     $     25.08     $     17.70
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                .45 1               .43 1               .32 1           .26 1           .19
Net realized and unrealized gain                    1.69                5.20                3.85            4.49            7.34
                                             --------------------------------------------------------------------------------------
Total from investment operations                    2.14                5.63                4.17            4.75            7.53
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
  shareholders:
Dividends from net investment income                (.50)               (.36)               (.30)           (.32)           (.15)
Distributions from net realized gain               (1.83)              (1.86)                 --              --              --
                                             --------------------------------------------------------------------------------------
Total dividends and/or distributions to
  shareholders                                     (2.33)              (2.22)               (.30)           (.32)           (.15)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $     36.60         $     36.79         $     33.38     $     29.51     $     25.08
                                             ======================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                  6.32%              17.69%              14.31%          19.16%          43.02%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)     $ 2,193,638         $ 2,297,315         $ 2,124,413     $ 2,518,867     $ 2,280,752
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)            $ 2,302,726         $ 2,189,511         $ 2,123,523     $ 2,451,188     $ 1,751,226
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                               1.21%               1.27%               1.08%           1.01%           0.99%
Total expenses                                      0.65% 4,5,6         0.66% 4,5,6         0.67% 5         0.66% 5         0.67% 5
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               18%                 21%                 35%             30%             34%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:
      Year Ended December 31, 2007    0.65%
      Year Ended December 31, 2006    0.66%

5. Reduction to custodian expenses less than 0.005%.

6. Voluntary waiver or reimbursement of indirect management fees less than 0.005%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   15 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

SERVICE SHARES  YEAR ENDED DECEMBER 31,             2007                2006                2005            2004            2003
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $     36.49         $     33.16         $     29.33     $     24.96     $     17.61
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                .33 1               .33 1               .24 1           .20 1           .12
Net realized and unrealized gain                    1.72                5.16                3.84            4.46            7.36
                                             --------------------------------------------------------------------------------------
Total from investment operations                    2.05                5.49                4.08            4.66            7.48
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
  shareholders:
Dividends from net investment income                (.44)               (.30)               (.25)           (.29)           (.13)
Distributions from net realized gain               (1.83)              (1.86)                 --              --              --
                                             --------------------------------------------------------------------------------------
Total dividends and/or distributions
  to shareholders                                  (2.27)              (2.16)               (.25)           (.29)           (.13)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $     36.27         $     36.49         $     33.16     $     29.33     $     24.96
                                             ======================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                  6.08%              17.36%              14.06%          18.88%          42.86%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)     $ 1,300,989         $   983,558         $   557,284     $   346,403     $   168,739
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)            $ 1,180,656         $   750,499         $   413,849     $   247,490     $    91,800
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                               0.91%               0.98%               0.79%           0.77%           0.68%
Total expenses                                      0.89% 4,5,6         0.91% 4,5,6         0.92% 5         0.91% 5         0.93% 5
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               18%                 21%                 35%             30%             34%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:
      Year Ended December 31, 2007    0.89%
      Year Ended December 31, 2006    0.91%

5. Reduction to custodian expenses less than 0.005%.

6. Voluntary waiver or reimbursement of indirect management fees less than 0.005%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   16 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

CLASS 3 SHARES  YEAR ENDED DECEMBER 31,             2007                2006                2005            2004            2003 1
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $     36.99         $     33.55         $     29.65     $     25.19     $     17.55
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                .45 2               .43 2               .32 2           .26 2           .07
Net realized and unrealized gain                    1.71                5.23                3.88            4.52            7.57
                                             --------------------------------------------------------------------------------------
Total from investment operations                    2.16                5.66                4.20            4.78            7.64
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
  shareholders:
Dividends from net investment income                (.50)               (.36)               (.30)           (.32)             --
Distributions from net realized gain               (1.83)              (1.86)                 --              --              --
                                             --------------------------------------------------------------------------------------
Total dividends and/or distributions to
  shareholders                                     (2.33)              (2.22)               (.30)           (.32)             --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $     36.82         $     36.99         $     33.55     $     29.65     $     25.19
                                             ======================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                  6.34%              17.69%              14.34%          19.19%          43.53%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)     $   361,621         $   395,901         $   346,064     $   265,044     $   147,576
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)            $   391,270         $   369,406         $   296,252     $   199,388     $    80,579
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                               1.22%               1.26%               1.06%           1.00%           0.73%
Total expenses                                      0.65% 5,6,7         0.66% 5,6,7         0.67% 6         0.66% 6         0.68% 6
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               18%                 21%                 35%             30%             34%

1. For the period from May 1, 2003 (inception of offering) to December 31, 2003.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:
     Year Ended December 31, 2007     0.65%
     Year Ended December 31, 2006     0.66%

6. Reduction to custodian expenses less than 0.005%.

7. Voluntary waiver or reimbursement of indirect management fees less than 0.005%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   17 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS 4 SHARES  YEAR ENDED DECEMBER 31,                        2007                2006                2005            2004 1
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $     36.49         $     33.15         $     29.35     $     25.21
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income 2                                         .34                 .34                 .24             .09
Net realized and unrealized gain                               1.70                5.16                3.84            4.05
                                                        ----------------------------------------------------------------------
Total from investment operations                               2.04                5.50                4.08            4.14
------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                           (.42)               (.30)               (.28)             --
Distributions from net realized gain                          (1.83)              (1.86)                 --              --
                                                        ----------------------------------------------------------------------
Total dividends and/or distributions to shareholders          (2.25)              (2.16)               (.28)             --
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $     36.28         $     36.49         $     33.15     $     29.35
                                                        ======================================================================

------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                             6.06%              17.40%              14.05%          16.42%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                $   123,542         $   114,232         $    90,604     $    37,384
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $   122,385         $   100,973         $    61,380     $    19,774
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                          0.93%               1.00%               0.79%           0.53%
Total expenses                                                 0.90% 5,6,7         0.91% 5,6,7         0.93% 6         0.94% 6
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                          18%                 21%                 35%             30%

1. For the period from May 3, 2004 (inception of offering) to December 31, 2004.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:
      Year Ended December 31, 2007    0.90%
      Year Ended December 31, 2006    0.91%

6. Reduction to custodian expenses less than 0.005%.

7. Voluntary waiver or reimbursement of indirect management fees less than 0.005%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   18 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Global Securities Fund/VA (the "Fund") is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations that are considered to have appreciation possibilities. The Fund's investment adviser is OppenheimerFunds, Inc. (the "Manager").

      The Fund offers Non-Service, Service, Class 3 and Class 4 shares. All classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares being designated as Service shares and Class 4 shares are subject to a distribution and service plan. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. The Fund assesses a 1% fee on the proceeds of Class 3 and Class 4 shares that are redeemed (either by selling or exchanging to another Oppenheimer fund or other investment option offered through your variable life insurance or variable annuity contract) within 60 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the closing price reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Shares of a registered investment company that are not traded on an exchange are valued at the acquired investment company's net asset value per share. "Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.


                   19 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

      Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. The Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund's tax return filings remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                 NET UNREALIZED
                                                                   APPRECIATION
                                                               BASED ON COST OF
  UNDISTRIBUTED    UNDISTRIBUTED          ACCUMULATED      SECURITIES AND OTHER
  NET INVESTMENT       LONG-TERM                 LOSS   INVESTMENTS FOR FEDERAL
  INCOME                    GAIN   CARRYFORWARD 1,2,3        INCOMETAX PURPOSES
  -----------------------------------------------------------------------------
  $ 52,207,964     $ 208,139,535          $ 2,192,980           $ 1,158,436,633

1. The Fund had $2,192,980 of post-October passive foreign investment company losses which were deferred.

2. During the fiscal year ended December 31, 2007, the Fund did not utilize any capital loss carryforward.

3. During the fiscal year ended December 31, 2006, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.


                   20 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

Accordingly, the following amounts have been reclassified for December 31, 2007. Net assets of the Fund were unaffected by the reclassifications.

                                                         REDUCTION TO
                                    INCREASE TO       ACCUMULATED NET
       INCREASE TO              ACCUMULATED NET         REALIZED GAIN
       PAID-IN CAPITAL        INVESTMENT INCOME      ON INVESTMENTS 4
       --------------------------------------------------------------
       $19,582,006                   $4,898,592           $24,480,598

4. $19,582,006, including $18,977,345 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

                                          YEAR ENDED          YEAR ENDED
                                   DECEMBER 31, 2007   DECEMBER 31, 2006
       -----------------------------------------------------------------
       Distributions paid from:
       Ordinary income                 $  64,685,816       $  32,585,475
       Long-term capital gain            174,855,095         176,526,450
                                   -------------------------------------
       Total                           $ 239,540,911       $ 209,111,925
                                   =====================================

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2007 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

       Federal tax cost of securities             $ 2,804,999,183
       Federal tax cost of other investments            7,177,673
                                                  ---------------
       Total federal tax cost                     $ 2,812,176,856
                                                  ===============

       Gross unrealized appreciation              $ 1,243,541,203
       Gross unrealized depreciation                  (85,104,570)
                                                  ---------------
       Net unrealized appreciation                $ 1,158,436,633
                                                  ===============

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Market discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.


                   21 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                  YEAR ENDED DECEMBER 31, 2007    YEAR ENDED DECEMBER 31, 2006
                                                       SHARES           AMOUNT         SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------------
NON-SERVICE SHARES
Sold                                                6,411,129   $  236,447,298      6,575,899   $  223,540,908
Dividends and/or distributions reinvested           4,207,471      143,138,185      4,267,881      139,346,325
Redeemed                                          (13,131,133)    (483,817,027)   (12,034,584)    (407,369,443)
                                                 ----------------------------------------------------------------
Net decrease                                       (2,512,533)  $ (104,231,544)    (1,190,804)  $  (44,482,210)
                                                 ================================================================

-----------------------------------------------------------------------------------------------------------------
SERVICE SHARES
Sold                                               10,073,670   $  368,640,666     11,801,332   $  396,822,488
Dividends and/or distributions reinvested           1,916,196       64,729,126      1,238,609       40,192,851
Redeemed                                           (3,068,408)    (112,167,098)    (2,895,139)     (96,940,974)
                                                 ----------------------------------------------------------------
Net increase                                        8,921,458   $  321,202,694     10,144,802   $  340,074,365
                                                 ================================================================

-----------------------------------------------------------------------------------------------------------------
CLASS 3 SHARES
Sold                                                  404,332   $   14,980,587      1,146,143   $   39,045,508
Dividends and/or distributions reinvested             717,554       24,554,691        708,868       23,272,140
Redeemed                                           (2,002,496)     (74,108,857) 1  (1,466,336)     (49,610,040) 2
                                                 ----------------------------------------------------------------
Net increase (decrease)                              (880,610)  $  (34,573,579)       388,675   $   12,707,608
                                                 ================================================================


                   22 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

                                                  YEAR ENDED DECEMBER 31, 2007    YEAR ENDED DECEMBER 31, 2006
                                                       SHARES           AMOUNT         SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------------
CLASS 4 SHARES
Sold                                                  392,793   $   14,359,772        850,052   $   28,652,172
Dividends and/or distributions reinvested             210,681        7,118,909        194,164        6,300,609
Redeemed                                             (328,721)     (12,019,171) 1    (646,862)     (21,525,258) 2
                                                 ----------------------------------------------------------------
Net increase                                          274,753   $    9,459,510        397,354   $   13,427,523
                                                 ================================================================

1. Net of redemption fees of $11,158 and $4,865 for Class 3 and Class 4, respectively.

2. Net of redemption fees of $22,231 and $22,178 for Class 3 and Class 4, respectively.

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 31, 2007, were as follows:

                                              PURCHASES           SALES
          -------------------------------------------------------------
          Investment securities           $ 705,242,553   $ 720,602,850

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

          FEE SCHEDULE
          ------------------------------------------
          Up to $200 million                   0.75%
          Next $200 million                    0.72
          Next $200 million                    0.69
          Next $200 million                    0.66
          Over $800 million                    0.60

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services ("OFS"), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended December 31, 2007, the Fund paid $40,766 to OFS for services to the Fund.

      Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 per class, for class level assets of $10 million or more. Each class is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FOR SERVICE SHARES AND CLASS 4 SHARES. The Fund has adopted a Distribution and Service Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares and Class 4 shares to pay OppenheimerFunds Distributor, Inc. (the "Distributor"), for distribution related services, personal service and account maintenance for the Fund's Service shares and Class 4 shares. Under the Plan, payments are made periodically at an annual rate of up to 0.25% of the average annual net assets of Service shares and Class 4 shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares and Class 4 shares. These fees are paid out of the Fund's assets on an on-going basis and increase operating expenses of the Service shares and Class 4 shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.


                   23 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

      The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF. During the year ended December 31, 2007, the Manager waived $73,870 for IMMF management fees.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

      Foreign currency exchange contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

      Risks to the Fund include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received.

      As of December 31, 2007, the Fund had no outstanding forward contracts.

--------------------------------------------------------------------------------
6. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

      As of December 31, 2007, the Fund had no securities on loan.

--------------------------------------------------------------------------------
7. RECENT ACCOUNTING PRONOUNCEMENT

In September 2006, Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of December 31, 2007, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.


                   24 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER GLOBAL SECURITIES FUND/VA:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Global Securities Fund/VA (the "Fund"), a series of Oppenheimer Variable Account Funds, including the statement of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Denver, Colorado
February 13, 2008


                   25 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2008, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2007. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Capital gain distributions of $1.6911 per share were paid to Non-Service, Service, Class 3 and Class 4 shareholders, respectively, on March 12, 2007. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

      Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2007 which are not designated as capital gain distributions should be multiplied by 27.48% to arrive at the amount eligible for the corporate dividend-received deduction.

      The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis for an aggregate amount of $1,604,597 of foreign income taxes paid by the Fund during the fiscal year ended December 31, 2007. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.

      Gross income of $35,314,190 was derived from sources within foreign countries or possessions of the United States.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                   26 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                   27 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Trustees (the "Board"), including a majority of the independent Trustees, is required to determine whether to renew the Fund's investment advisory agreement (the "Agreement"). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

      The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager's services, (ii) the investment performance of the Fund and the Manager,
(iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. Outlined below is a summary of the principal information considered by the Board as well as the Board's conclusions.

      The Board was aware that there are alternatives to retaining the Manager.

      NATURE, QUALITY AND EXTENT OF SERVICES. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager's key personnel who provide such services. The Manager's duties include providing the Fund with the services of the portfolio manager and the Manager's investment team, who provide research, analysis and other advisory services in regard to the Fund's investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund's investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund's operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund's shares. The Manager also provides the Fund with office space, facilities and equipment.

      The Board also considered the quality of the services provided and the quality of the Manager's resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager's administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager's key personnel and the size and functions of its staff providing investment management services to the Fund. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Rajeev Bhaman and the Manager's Global Equity investment and analysts. Mr. Bhaman has been a portfolio manager of the Fund since August 2004. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. In light of the foregoing, the Board concluded that the Fund benefits from the services provided under the Agreement as a result of the Manager's experience, reputation, personnel, operations, and resources.


                   28 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

      INVESTMENT PERFORMANCE OF THE MANAGER AND THE FUND. During the year, the Manager provided information on the investment performance of the Fund and the Manager at each Board meeting, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund's historical performance to relevant market indices and to the performance of other global growth funds underlying variable insurance products. The Board noted that the Fund's one-year, three-year, five-year and ten-year performance were better than its peer group median.

      COSTS OF SERVICES AND PROFITS REALIZED BY THE MANAGER. The Board considered information regarding the Manager's costs in serving as the Fund's investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager's profitability from its relationship with the Fund. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund, other global growth, global core, and global value funds underlying variable insurance products funds. The Board noted that the Fund's contractual and actual management fees are lower than its peer group median.

      ECONOMIES OF SCALE. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund's assets grow.

      OTHER BENEFITS TO THE MANAGER. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager's affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders.

      CONCLUSIONS. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees' counsel are both independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement for another year. In arriving at this decision, the Board considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.


                   29 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH THE   PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD;
FUNDS, LENGTH OF SERVICE, AGE     NUMBER OF PORTFOLIOS IN THE FUNDS COMPLEX CURRENTLY OVERSEEN
INDEPENDENT                       THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL,
TRUSTEES                          COLORADO 80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR HER
                                  RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

WILLIAM L. ARMSTRONG,             President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage
Chairman of the Board             Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994),
of Trustees (since 2003),         Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media
Trustee (since 1999)              Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of
Age: 70                           Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), Campus
                                  Crusade for Christ (non-profit) (since 1991); Former Director, The Lynde and Harry
                                  Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of:
                                  Transland Financial Services, Inc. (private mortgage banking company) (1997-2003),
                                  Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency)
                                  (1995-2000); former Director of the following: UNUMProvident (insurance company)
                                  (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003)
                                  and International Family Entertainment (television channel) (1992-1997); U.S. Senator
                                  (January 1979-January 1991). Oversees 39 portfolios in the OppenheimerFunds complex.

GEORGE C. BOWEN,                  Assistant Secretary and Director of Centennial Asset Management Corporation (December
Trustee (since 1999)              1991-April 1999); President, Treasurer and Director of Centennial Capital Corporation
Age: 71                           (June 1989-April 1999); Chief Executive Officer and Director of MultiSource Services,
                                  Inc. (March 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999).
                                  Oversees 39 portfolios in the OppenheimerFunds complex.

EDWARD L. CAMERON,                Member of The Life Guard of Mount Vernon (George Washington historical site) (June
Trustee (since 1999)              2000-May 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June
Age: 69                           1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services
                                  Group (financial services firm) (July 1994-June 1998). Oversees 39 portfolios in the
                                  OppenheimerFunds complex.

JON S. FOSSEL,                    Director of UNUMProvident (insurance company) (since June 2002); Director of
Trustee (since 1990)              Northwestern Energy Corp. (public utility corporation) (since November 2004); Director
Age: 66                           of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk
                                  Foundation (non-profit organization) (February 1998-February 2003 and since February
                                  2005); Chairman and Director (until October 1996) and President and Chief Executive
                                  Officer (until October 1995) of the Manager; President, Chief Executive Officer and
                                  Director of the following: Oppenheimer Acquisition Corp. ("OAC") (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial
                                  Services, Inc. (until October 1995). Oversees 39 portfolios in the OppenheimerFunds complex.

SAM FREEDMAN,                     Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr.
Trustee (since 1996)              Freedman held several positions with the Manager and with subsidiary or affiliated
Age: 67                           companies of the Manager (until October 1994). Oversees 39 portfolios in the
                                  OppenheimerFunds complex.

BEVERLY L. HAMILTON,              Trustee of Monterey Institute for International Studies (educational organization)
Trustee (since 2002)              (since February 2000); Board Member of Middlebury College (educational organization)
Age: 61                           (since December 2005); Director of The California Endowment (philanthropic organization) (since April 2002); Director (February 2002-2005) and Chairman of
                                  Trustees (since 2006) of the Community Hospital of Monterey Peninsula; Director
                                  (October 1991-2005) and Vice Chairman (since 2006) of American Funds' Emerging Markets
                                  Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company
                                  (February 1991-April 2000); Member of the investment committees of The Rockefeller
                                  Foundation (since 2001) and The University of Michigan (since 2000); Advisor at Credit
                                  Suisse First Boston's Sprout venture capital unit (venture capital fund) (1994-January
                                  2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004);
                                  Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004);
                                  Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to
                                  Unilever (Holland) pension fund (2000-2003). Oversees 39 portfolios in the
                                  OppenheimerFunds complex.


                   30 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

ROBERT J. MALONE,                 Director of Jones Knowledge, Inc. (since 2006); Director of Jones International
Trustee (since 2002)              University (educational organization) (since August 2005); Chairman, Chief Executive
Age: 63                           Officer and Director of Steele Street State Bank (commercial banking) (since August
                                  2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank)
                                  (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of
                                  U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 39 portfolios in the OppenheimerFunds complex.

F. WILLIAM MARSHALL, JR.,         Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds)
Trustee (since 2000)              (investment company) (since 1996) and MML Series Investment Fund (investment company)
Age: 65                           (since 1996); Trustee of Worcester Polytech Institute (since 1985); Chairman (since
                                  1994) of the Investment Committee of the Worcester Polytech Institute (private university); President and Treasurer of the SIS Funds (private charitable fund) (since
                                  January 1999); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); and Executive Vice President of Peoples Heritage
                                  Financial Group, Inc. (commercial bank) (January 1999-July 1999). Oversees 41 portfolios in the OppenheimerFunds complex.

-------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH
AND OFFICER                       FLOOR, NEW YORK, NEW YORK 10281-1008. MR. MURPHY SERVES AS A TRUSTEE FOR AN INDEFINITE
                                  TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER FOR AN
                                  INDEFINITE TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR. MURPHY IS
                                  AN INTERESTED TRUSTEE DUE TO HIS POSITIONS WITH OPPENHEIMERFUNDS, INC. AND ITS
                                  AFFILIATES.

JOHN V. MURPHY,                   Chairman, Chief Executive Officer and Director of the Manager (since June 2001);
Trustee, President and            President of the Manager (September 2000-March 2007); President and director or trustee
Principal Executive Officer       of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp.
(since 2001)                      ("OAC") (the Manager's parent holding company) and of Oppenheimer Partnership Holdings,
Age: 58                           Inc. (holding company subsidiary of the Manager) (since July 2001); Director of
                                  OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December
                                  2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial
                                  Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001);
                                  President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc.,
                                  Centennial Asset Management Corporation, Trinity Investment Management Corporation and
                                  Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management
                                  Corporation and OFI Private Investments, Inc. (since July 2001); President (since
                                  November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management,
                                  Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC's
                                  parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since
                                  October 2007) and Member of the Investment Company Institute's Board of Governors
                                  (since October 2003). Oversees 102 portfolios in the OppenheimerFunds complex.

-------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS OF                 THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS. BHAMAN,
THE FUND                          ZACK, GILLESPIE AND MS. BLOOMBERG, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW
                                  YORK, NEW YORK 10281-1008, FOR MESSRS. VANDEHEY, WIXTED, PETERSEN, SZILAGYI AND MS.
                                  IVES, 6803 S. TUCSON WAY, CENTENNIAL, COLORADO 80112-3924. EACH OFFICER SERVES FOR AN
                                  INDEFINITE TERM OR UNTIL HIS OR HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

RAJEEV BHAMAN,                    Senior Vice President of the Manager (since May 2006); Vice President of the Manager
Vice President and Portfolio      (January 1997-May 2006). A portfolio manager and officer of 2 portfolios in the
Manager (since 2004)              OppenheimerFunds complex.
Age: 44

MARK S. VANDEHEY,                 Senior Vice President and Chief Compliance Officer of the Manager (since March 2004);
Vice President and Chief          Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset
Compliance Officer                Management and Shareholder Services, Inc. (since March 2004); Vice President of
(since 2004)                      OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and
Age: 57                           Shareholder Services, Inc. (since June 1983); Former Vice President and Director of
                                  Internal Audit of the Manager (1997-February 2004). An officer of 102 portfolios in the
                                  OppenheimerFunds complex.


                   31 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

BRIAN W. WIXTED,                  Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the
Treasurer and Principal           following: HarbourView Asset Management Corporation, Shareholder Financial Services,
Financial & Accounting            Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and
Officer (since 1999)              Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private Investments,
Age: 48                           Inc. (since March 2000), OppenheimerFunds International Ltd. and OppenheimerFunds plc
                                  (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and
                                  OppenheimerFunds Legacy Program (charitable trust program established by the Manager)
                                  (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999), Centennial Asset Management Corporation (March
                                  1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An
                                  officer of 102 portfolios in the OppenheimerFunds complex.

BRIAN S. PETERSEN,                Vice President of the Manager (since February 2007); Assistant Vice President of the
Assistant Treasurer               Manager (August 2002-February 2007); Manager/Financial Product Accounting of the
(since 2004)                      Manager (November 1998-July 2002). An officer of 102 portfolios in the OppenheimerFunds
Age: 37                           complex.

BRIAN C. SZILAGYI,                Assistant Vice President of the Manager (since July 2004); Director of Financial
Assistant Treasurer               Reporting and Compliance of First Data Corporation (April 2003-July 2004); Manager of
(since 2005)                      Compliance of Berger Financial Group LLC (May 2001-March 2003). An officer of 102
Age: 37                           portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                   Executive Vice President (since January 2004) and General Counsel (since March 2002) of
Vice President and                the Manager; General Counsel and Director of the Distributor (since December 2001);
Secretary (since 2001)            General Counsel of Centennial Asset Management Corporation (since December 2001);
Age: 59                           Senior Vice President and General Counsel of HarbourView Asset Management Corporation
                                  (since December 2001); Secretary and General Counsel of OAC (since November 2001);
                                  Assistant Secretary (since September 1997) and Director (since November 2001) of
                                  OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and
                                  Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of
                                  Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President,
                                  General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder
                                  Services, Inc. (since December 2001); Senior Vice President, General Counsel and
                                  Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001);
                                  Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice
                                  President and General Counsel of OFI Institutional Asset Management, Inc. (since
                                  November 2001); Director of OppenheimerFunds (Asia) Limited (since December 2003);
                                  Senior Vice President (May 1985-December 2003). An officer of 102 portfolios in the
                                  OppenheimerFunds complex.

LISA I. BLOOMBERG,                Vice President and Associate Counsel of the Manager (since May 2004); First Vice
Assistant Secretary               President (April 2001-April 2004), Associate General Counsel (December 2000-April 2004)
(since 2004)                      of UBS Financial Services, Inc. An officer of 102 portfolios in the OppenheimerFunds
Age: 40                           complex.

PHILLIP S. GILLESPIE,             Senior Vice President and Deputy General Counsel of the Manager (since September 2004);
Assistant Secretary               First Vice President (2000-September 2004), Director (2000-September 2004) and Vice
(since 2004)                      President (1998-2000) of Merrill Lynch Investment Management. An officer of 102
Age: 44                           portfolios in the OppenheimerFunds complex.

KATHLEEN T. IVES,                 Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since
Assistant Secretary               October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary
(since 2001)                      (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset
Age: 42                           Management Corporation (since October 2003); Vice President and Assistant Secretary of
                                  Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy
                                  Program and Shareholder Financial Services, Inc. (since December 2001); Assistant
                                  Counsel of the Manager (August 1994-October 2003). An officer of 102 portfolios in the
                                  OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING 1.800.981.2871.


                   32 | OPPENHEIMER GLOBAL SECURITIES FUND/VA




DECEMBER 31, 2007

--------------------------------------------------------------------------------

      Oppenheimer                                                Management
      Capital Appreciation                                      Commentaries
      Fund/VA                                                        and
      A Series of Oppenheimer Variable Account Funds            Annual Report

--------------------------------------------------------------------------------

      MANAGEMENT COMMENTARIES

            Listing of Top Holdings

      ANNUAL REPORT                                             [GRAPHIC]

            Fund Performance Discussion

            Listing of Investments

            Financial Statements

                                                [LOGO]  OPPENHEIMERFUNDS(R)
                                                        The Right Way to Invest

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. We are pleased that the Fund reported strong results during the 12-month period ended December 31, 2007, with its Non-Service shares earning a 14.15% return versus the 5.49% return of the S&P 500 Index and the 11.81% return of the Russell 1000 Growth Index for the same time period. However, a greater allocation to financials and consumer discretionary stocks, most notably during the second half of the reporting period, detracted from results. While stock prices were generally supported by a growing global economy, mounting difficulties surrounding the sub-prime lending markets resulted in an especially volatile investment environment.

      The Fund's best relative performance stemmed from its holdings in the energy, materials, information technology and health care areas. Within energy, the Fund's more prominent gains stemmed from its overweight position in Schlumberger Ltd., one of the world's largest oil field services companies. Smith International, Inc., another broad-based services company, also fared especially well. We are encouraged by Smith International's ability to generate what we believe are superior returns over multiple cycles. Other positive contributors include oil giant Occidental Petroleum Corp., an exploration development production company, that benefited from its strong domestic and international properties.

      Materials stocks also posted solid gains for the Fund, where the bulk of the sector's gains stemmed from our holdings in Monsanto Co., an agricultural company that helps farmers grow more crops by applying biotechnology and genomics to seeds and herbicides. We are optimistic with regard to Monsanto's plans to launch a new line of drought-tolerant corn seeds, which should yield the same amount of crops, using less water. Praxair, Inc., an industrial gases company with worldwide sales, also contributed positively to the Fund's performance. We like this company due to the management's ability to generate positive returns over a consistent number of cycles. It is also worth noting that the Fund was able to produce strong results from materials stocks despite its lack of exposure to the better-performing metals and mining companies, most of which do not fit our investment discipline.

      A number of information technology stocks also aided performance, an area that may have been overlooked by investors in their rush to commodities stocks during the reporting period. Top contributors for the Fund included Research in Motion Ltd. (RIM), whose primary product line includes the popular Blackberry
(R) used by thousands of individuals and corporations around the world. We believe that RIM offers a differentiated product over its competitors because of its extensive network operating system. Google, Inc. also fared especially well due its ability to lock in a lion's share of Internet advertising. Other positive contributors were Apple, Inc., which benefited from its core Mac computer business, robust sales from its iPod portable players, its iTunes online store, and most recently, its iPhone. EMC Corp., a developer and provider of information infrastructure technology and solutions, also gained value from its virtual infrastructure software division.

      Within the health care sector, some of the Fund's better performance stemmed from Medco Health Solutions, Inc., a pharmacy benefit management company that benefited from the growing wave of online generic drug sales. We also fared well with Covance, Inc., a contract research organization that gained value due to a trend of outsourced drug trials.

      On the other hand, the Fund received disappointing results from its financials stocks, including UBS AG, CB Richard Ellis Group, Inc., E*Trade Financial Corp. and Ambac Financial Group, Inc. The stock price of UBS fell sharply due to losses within its fixed-income trading business. However, we continue to like the stock and view these recent losses as overstated due to new management changes and the company's ability to produce strong gains in its wealth management group. Commercial real estate services company CB Richard Ellis suffered due to investors' concerns regarding the overall real estate markets. In the case of E*Trade, the company's stock price faltered due to losses experienced within its home equity loan portfolio. Ambac Financial, which provides credit guarantees for all sorts of bonds including mortgages and collateralized debt obligations, also experienced difficulties as investors became concerned about potential bond losses. We have since exited our positions in the latter two stocks.

      Virtually all of the Fund's industrials losses can be traced to (The) Corporate Executive Board Co., an information provider to large corporations and nonprofit organizations that experienced some sales problems. The Fund's lack of exposure to utilities companies, which do not fit its growth investment discipline, also modestly hindered returns.

      As of the end of the reporting period, we have continued to adhere to our bottom-up investment approach where we favor companies with a wind at their back that we believe have the ability to boost their share prices over the next three-to-five year period.


                  3 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2007. In the case of Non-Service shares, performance is measured over a ten-year period. In the case of Service shares, performance is measured from inception of the class on September 18, 2001. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graph assumes that all dividends and capital gains distributions were reinvested in additional shares.

      The Fund's performance is compared to the performance of the S&P 500 Index, an unmanaged index of equity securities that is a measure of the general domestic stock market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs show the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                  4 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NON-SERVICE SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Capital Appreciation Fund/VA (Non-Service)
   S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

             Oppenheimer Capital Appreciation
                  Fund/VA (Non-Service)         S&P 500 Index
12/31/1997               $ 10,000                  $ 10,000
03/31/1998               $ 11,274                  $ 11,394
06/30/1998               $ 11,703                  $ 11,772
09/30/1998               $  9,783                  $ 10,604
12/31/1998               $ 12,400                  $ 12,860
03/31/1999               $ 13,213                  $ 13,500
06/30/1999               $ 14,362                  $ 14,450
09/30/1999               $ 13,671                  $ 13,550
12/31/1999               $ 17,565                  $ 15,565
03/31/2000               $ 20,129                  $ 15,921
06/30/2000               $ 19,220                  $ 15,498
09/30/2000               $ 19,118                  $ 15,348
12/31/2000               $ 17,525                  $ 14,148
03/31/2001               $ 15,710                  $ 12,472
06/30/2001               $ 16,669                  $ 13,201
09/30/2001               $ 13,260                  $ 11,264
12/31/2001               $ 15,321                  $ 12,468
03/31/2002               $ 14,877                  $ 12,502
06/30/2002               $ 12,380                  $ 10,828
09/30/2002               $ 10,415                  $  8,959
12/31/2002               $ 11,206                  $  9,713
03/31/2003               $ 10,838                  $  9,408
06/30/2003               $ 12,593                  $ 10,855
09/30/2003               $ 13,147                  $ 11,142
12/31/2003               $ 14,673                  $ 12,498
03/31/2004               $ 14,813                  $ 12,710
06/30/2004               $ 15,021                  $ 12,928
09/30/2004               $ 14,448                  $ 12,686
12/31/2004               $ 15,691                  $ 13,857
03/31/2005               $ 15,262                  $ 13,559
06/30/2005               $ 15,335                  $ 13,745
09/30/2005               $ 15,896                  $ 14,240
12/31/2005               $ 16,491                  $ 14,537
03/31/2006               $ 17,261                  $ 15,148
06/30/2006               $ 16,470                  $ 14,930
09/30/2006               $ 17,020                  $ 15,775
12/31/2006               $ 17,802                  $ 16,831
03/31/2007               $ 18,288                  $ 16,939
06/30/2007               $ 19,472                  $ 18,002
09/30/2007               $ 20,902                  $ 18,367
12/31/2007               $ 20,321                  $ 17,755

AVERAGE ANNUAL TOTAL RETURNS OF NON-SERVICE SHARES OF THE FUND AT 12/31/07
1-Year   14.15%     5-Year   12.64%     10-Year   7.35%

SERVICE SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Capital Appreciation Fund/VA (Service)
   S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

             Oppenheimer Capital Appreciation
                    Fund/VA (Service)            S&P 500 Index
09/18/2001               $ 10,000                  $ 10,000
09/30/2001               $ 10,000                  $ 10,000
12/31/2001               $ 11,551                  $ 11,068
03/31/2002               $ 11,209                  $ 11,099
06/30/2002               $  9,311                  $  9,613
09/30/2002               $  7,825                  $  7,953
12/31/2002               $  8,422                  $  8,623
03/31/2003               $  8,131                  $  8,352
06/30/2003               $  9,448                  $  9,637
09/30/2003               $  9,859                  $  9,892
12/31/2003               $ 11,007                  $ 11,095
03/31/2004               $ 11,102                  $ 11,283
06/30/2004               $ 11,252                  $ 11,477
09/30/2004               $ 10,815                  $ 11,262
12/31/2004               $ 11,735                  $ 12,302
03/31/2005               $ 11,407                  $ 12,038
06/30/2005               $ 11,459                  $ 12,202
09/30/2005               $ 11,868                  $ 12,642
12/31/2005               $ 12,305                  $ 12,905
03/31/2006               $ 12,870                  $ 13,448
06/30/2006               $ 12,273                  $ 13,255
09/30/2006               $ 12,677                  $ 14,005
12/31/2006               $ 13,251                  $ 14,942
03/31/2007               $ 13,603                  $ 15,038
06/30/2007               $ 14,474                  $ 15,982
09/30/2007               $ 15,526                  $ 16,306
12/31/2007               $ 15,087                  $ 15,762

AVERAGE ANNUAL TOTAL RETURNS OF SERVICE SHARES OF THE FUND AT 12/31/07
1-Year   13.86%     5-Year   12.37%     Since Inception (9/18/01)   6.76%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL US AT 1.800.981.2871. THE FUND'S TOTAL RETURNS SHOULD NOT BE EXPECTED TO BE THE SAME AS THE RETURNS OF OTHER FUNDS, WHETHER OR NOT BOTH FUNDS HAVE THE SAME PORTFOLIO MANAGERS AND/OR SIMILAR NAMES. THE FUND'S TOTAL RETURNS DO NOT INCLUDE THE CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT PRODUCTS THAT OFFER THIS FUND. SUCH PERFORMANCE WOULD HAVE BEEN LOWER IF SUCH CHARGES WERE TAKEN INTO ACCOUNT.


                  5 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2007.

ACTUAL EXPENSES. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

--------------------------------------------------------------------------------

                           BEGINNING      ENDING              EXPENSES
                           ACCOUNT        ACCOUNT             PAID DURING
                           VALUE          VALUE               6 MONTHS ENDED
ACTUAL                     JULY 1, 2007   DECEMBER 31, 2007   DECEMBER 31, 2007
--------------------------------------------------------------------------------
Non-Service Shares         $1,000.00      $1,043.60           $3.30
--------------------------------------------------------------------------------
Service Shares              1,000.00       1,042.40            4.64

HYPOTHETICAL
(5% return before
expenses)
--------------------------------------------------------------------------------
Non-Service Shares          1,000.00       1,021.98            3.27
--------------------------------------------------------------------------------
Service Shares              1,000.00       1,020.67            4.59

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended December 31, 2007 are as follows:

CLASS                EXPENSE RATIOS
-----------------------------------
Non-Service Shares        0.64%
-----------------------------------
Service Shares            0.90

The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund's Manager that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
--------------------------------------------------------------------------------


                  6 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF INVESTMENTS  December 31, 2007
--------------------------------------------------------------------------------

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
COMMON STOCKS--99.0%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--8.6%
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--2.0%
Las Vegas Sands Corp. 1                               414,320   $    42,695,676
--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL--0.6%
Amazon.com, Inc. 1                                    136,300        12,626,832
--------------------------------------------------------------------------------
MEDIA--2.1%
Focus Media Holding Ltd., ADR 1                       176,500        10,026,965
--------------------------------------------------------------------------------
Liberty Global, Inc., Series A 1                      508,890        19,943,399
--------------------------------------------------------------------------------
XM Satellite Radio Holdings, Inc.,
Cl. A 1                                             1,271,200        15,559,488
                                                                ----------------
                                                                     45,529,852

--------------------------------------------------------------------------------
MULTILINE RETAIL--1.0%
J.C. Penney Co., Inc. (Holding Co.)                   517,400        22,760,426
--------------------------------------------------------------------------------
SPECIALTY RETAIL--1.5%
Abercrombie & Fitch Co., Cl. A                        230,340        18,420,290
--------------------------------------------------------------------------------
Tiffany & Co.                                         320,200        14,738,806
                                                                ----------------
                                                                     33,159,096

--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--1.4%
Polo Ralph Lauren Corp., Cl. A                        490,600        30,314,174
--------------------------------------------------------------------------------
CONSUMER STAPLES--6.8%
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--2.7%
Costco Wholesale Corp.                                594,600        41,479,296
--------------------------------------------------------------------------------
Sysco Corp.                                           570,410        17,802,496
                                                                ----------------
                                                                     59,281,792

--------------------------------------------------------------------------------
FOOD PRODUCTS--3.1%
Cadbury Schweppes plc                               2,553,580        31,762,737
--------------------------------------------------------------------------------
Nestle SA                                              78,684        36,106,318
                                                                ----------------
                                                                     67,869,055

--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--1.0%
Reckitt Benckiser Group plc                           378,360        21,810,225
--------------------------------------------------------------------------------
ENERGY--8.2%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--3.8%
Schlumberger Ltd.                                     525,400        51,683,598
--------------------------------------------------------------------------------
Smith International, Inc.                             415,800        30,706,830
                                                                ----------------
                                                                     82,390,428

--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS--4.4%
Occidental Petroleum Corp.                            501,700        38,625,883
--------------------------------------------------------------------------------
Range Resources Corp.                                 560,580        28,791,389
--------------------------------------------------------------------------------
XTO Energy, Inc.                                      569,200        29,234,112
                                                                ----------------
                                                                     96,651,384

--------------------------------------------------------------------------------
FINANCIALS--11.8%
--------------------------------------------------------------------------------
CAPITAL MARKETS--7.0%
Charles Schwab Corp. (The)                            802,500        20,503,875
--------------------------------------------------------------------------------
Fortress Investment Group LLC, Cl. A                  978,790        15,249,548

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
CAPITAL MARKETS Continued
Franklin Resources, Inc.                              137,900   $    15,779,897
--------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                       191,200        41,117,560
--------------------------------------------------------------------------------
Northern Trust Corp.                                  229,800        17,598,084
--------------------------------------------------------------------------------
Och-Ziff Capital Management
Group, Cl. A                                          442,420        11,626,798
--------------------------------------------------------------------------------
UBS AG                                                674,435        31,291,343
                                                                ----------------
                                                                    153,167,105

--------------------------------------------------------------------------------
CONSUMER FINANCE--0.4%
American Express Co.                                  163,500         8,505,270
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--2.1%
CME Group, Inc.                                        65,900        45,207,400
--------------------------------------------------------------------------------
INSURANCE--1.4%
Prudential Financial, Inc.                            319,500        29,726,280
--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT & DEVELOPMENT--0.9%
CB Richard Ellis Group, Inc., Cl. A 1                 669,850        14,435,268
--------------------------------------------------------------------------------
Jones Lang LaSalle, Inc.                               71,260         5,070,862
                                                                ----------------
                                                                     19,506,130

--------------------------------------------------------------------------------
HEALTH CARE--14.0%
--------------------------------------------------------------------------------
BIOTECHNOLOGY--1.9%
Celgene Corp. 1                                       342,220        15,813,986
--------------------------------------------------------------------------------
Gilead Sciences, Inc. 1                               535,000        24,615,350
                                                                ----------------
                                                                     40,429,336

--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--1.2%
Bard (C.R.), Inc.                                     121,690        11,536,212
--------------------------------------------------------------------------------
St. Jude Medical, Inc. 1                              376,900        15,317,216
                                                                ----------------
                                                                     26,853,428

--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--3.5%
Express Scripts, Inc. 1                               181,300        13,234,900
--------------------------------------------------------------------------------
Medco Health Solutions, Inc. 1                        162,620        16,489,668
--------------------------------------------------------------------------------
Schein (Henry), Inc. 1                                296,690        18,216,766
--------------------------------------------------------------------------------
WellPoint, Inc. 1                                     333,900        29,293,047
                                                                ----------------
                                                                     77,234,381

--------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES--2.0%
Covance, Inc. 1                                       158,727        13,748,933
--------------------------------------------------------------------------------
Thermo Fisher Scientific, Inc. 1                      503,380        29,034,958
                                                                ----------------
                                                                     42,783,891

--------------------------------------------------------------------------------
PHARMACEUTICALS--5.4%
Abbott Laboratories                                   416,000        23,358,400
--------------------------------------------------------------------------------
Allergan, Inc.                                        212,600        13,657,424
--------------------------------------------------------------------------------
Merck & Co., Inc.                                     401,780        23,347,436
--------------------------------------------------------------------------------
Roche Holding AG                                      222,912        38,476,515
--------------------------------------------------------------------------------
Shire plc                                             806,450        18,487,362
                                                                ----------------
                                                                    117,327,137


                  7 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
INDUSTRIALS--9.3%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--4.6%
General Dynamics Corp.                                322,000   $    28,654,780
--------------------------------------------------------------------------------
Lockheed Martin Corp.                                 149,120        15,696,371
--------------------------------------------------------------------------------
Precision Castparts Corp.                             126,650        17,566,355
--------------------------------------------------------------------------------
United Technologies Corp.                             505,900        38,721,586
                                                                ----------------
                                                                    100,639,092

--------------------------------------------------------------------------------
AIRLINES--0.4%
Ryanair Holdings Ltd. plc, Sponsored
ADR 1                                                 199,500         7,868,280
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--1.0%
Corporate Executive Board Co. (The)                   254,650        15,304,465
--------------------------------------------------------------------------------
Robert Half International, Inc.                       267,060         7,221,302
                                                                ----------------
                                                                     22,525,767

--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--0.5%
Foster Wheeler Ltd. 1                                  31,300         4,852,126
--------------------------------------------------------------------------------
Shaw Group, Inc. (The) 1                               86,800         5,246,192
                                                                ----------------
                                                                     10,098,318

--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--1.4%
ABB Ltd.                                            1,047,546        30,154,386
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--0.7%
McDermott International, Inc. 1                       264,500        15,613,435
--------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS--0.7%
Fastenal Co.                                          387,400        15,658,708
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--31.1%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--9.0%
Cisco Systems, Inc. 1                               2,482,100        67,190,447
--------------------------------------------------------------------------------
Corning, Inc.                                       1,615,500        38,755,845
--------------------------------------------------------------------------------
F5 Networks, Inc. 1                                   354,560        10,112,051
--------------------------------------------------------------------------------
QUALCOMM, Inc.                                        745,700        29,343,295
--------------------------------------------------------------------------------
Research in Motion Ltd. 1                             445,500        50,519,700
                                                                ----------------
                                                                    195,921,338

--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--6.4%
Apple, Inc. 1                                         345,300        68,397,024
--------------------------------------------------------------------------------
EMC Corp. 1                                         1,734,100        32,132,873
--------------------------------------------------------------------------------
Hewlett-Packard Co.                                   501,650        25,323,292
--------------------------------------------------------------------------------
Network Appliance, Inc. 1                             529,000        13,203,840
--------------------------------------------------------------------------------
Seagate Technology International,
Inc. 1                                                325,000            32,500
                                                                ----------------
                                                                    139,089,529

--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--5.4%
eBay, Inc. 1                                          920,100        30,538,119
--------------------------------------------------------------------------------
Google, Inc., Cl. A 1                                 126,500        87,472,220
                                                                ----------------
                                                                    118,010,339

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
IT SERVICES--2.3%
Affiliated Computer Services, Inc.,
Cl. A 1                                               664,950   $    29,989,245
--------------------------------------------------------------------------------
Cognizant Technology Solutions
Corp. 1                                               607,700        20,625,338
                                                                ----------------
                                                                     50,614,583

--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--2.5%
ASML Holding NV 1                                     571,799        17,891,591
--------------------------------------------------------------------------------
Broadcom Corp., Cl. A 1                               903,800        23,625,332
--------------------------------------------------------------------------------
Microchip Technology, Inc.                            413,000        12,976,460
                                                                ----------------
                                                                     54,493,383

--------------------------------------------------------------------------------
SOFTWARE--5.5%
Adobe Systems, Inc. 1                                 604,900        25,847,377
--------------------------------------------------------------------------------
Amdocs Ltd. 1                                         683,180        23,549,215
--------------------------------------------------------------------------------
Autodesk, Inc. 1                                      526,700        26,208,592
--------------------------------------------------------------------------------
Microsoft Corp.                                       789,000        28,088,400
--------------------------------------------------------------------------------
Salesforce.com, Inc. 1                                237,000        14,857,530
                                                                ----------------
                                                                    118,551,114

--------------------------------------------------------------------------------
MATERIALS--5.3%
--------------------------------------------------------------------------------
CHEMICALS--4.8%
Monsanto Co.                                          588,000        65,673,720
--------------------------------------------------------------------------------
Praxair, Inc.                                         439,900        39,023,529
                                                                ----------------
                                                                    104,697,249

--------------------------------------------------------------------------------
METALS & MINING--0.5%
Allegheny Technologies, Inc.                          124,010        10,714,464
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--3.9%
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--3.9%
America Movil SAB de CV, ADR,
Series L                                              469,500        28,822,605
--------------------------------------------------------------------------------
Crown Castle International Corp. 1                    811,100        33,741,760
--------------------------------------------------------------------------------
NII Holdings, Inc. 1                                  480,460        23,215,827
                                                                ----------------
                                                                     85,780,192
                                                                ----------------
Total Common Stocks (Cost $1,620,560,586)                         2,156,259,475

--------------------------------------------------------------------------------
INVESTMENT COMPANIES--1.1%
--------------------------------------------------------------------------------
Oppenheimer Institutional Money Market
Fund, Cl. E, 5.03% 2,3
(Cost $24,161,830)                                 24,161,830        24,161,830

--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $1,644,722,416)                                   100.1%    2,180,421,305
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                    (0.1)       (1,742,826)
                                                 -------------------------------
NET ASSETS                                              100.0%  $ 2,178,678,479
                                                 ===============================

INDUSTRY CLASSIFICATIONS ARE UNAUDITED.


                  8 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. Rate shown is the 7-day yield as of December 31, 2007.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2007, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser.Transactions during the period in which the issuer was an affiliate are as follows:

                                                                SHARES         GROSS         GROSS              SHARES
                                                     DECEMBER 31, 2006     ADDITIONS    REDUCTIONS   DECEMBER 31, 2007
----------------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market Fund, Cl. E          15,177,546   333,232,908   324,248,624          24,161,830

                                                                                                              DIVIDEND
                                                                                             VALUE              INCOME
----------------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market Fund, Cl. E                                     $24,161,830        $  1,032,604

--------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF DECEMBER 31, 2007 WERE AS FOLLOWS:
--------------------------------------------------------------------------------

                                                              CONTRACT
                                                                AMOUNT    EXPIRATION                        UNREALIZED
CONTRACT DESCRIPTION        BUY/SELL                            (000S)          DATE         VALUE        DEPRECIATION
----------------------------------------------------------------------------------------------------------------------
Swiss Franc (CHF)                Buy                             2,874CHF     1/4/08   $ 2,537,166        $     11,425

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  9 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2007
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
ASSETS
----------------------------------------------------------------------------------------------------------
Investments, at value--see accompanying statement of investments:                          $2,156,259,475
Unaffiliated companies (cost $1,620,560,586)                                                   24,161,830
                                                                                           ---------------
Affiliated companies (cost $24,161,830)                                                     2,180,421,305
----------------------------------------------------------------------------------------------------------
Cash                                                                                               66,089
----------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                                9,389,749
Shares of beneficial interest sold                                                              5,080,884
Dividends                                                                                       1,491,238
Other                                                                                              33,743
                                                                                           ---------------
Total assets                                                                                2,196,483,008

----------------------------------------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------------------------------------
Unrealized depreciation on foreign currency contracts                                              11,425
----------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                          16,283,931
Shares of beneficial interest redeemed                                                            896,328
Distribution and service plan fees                                                                344,292
Shareholder communications                                                                        204,557
Trustees' compensation                                                                             24,523
Transfer and shareholder servicing agent fees                                                       1,806
Other                                                                                              37,667
                                                                                           ---------------
Total liabilities                                                                              17,804,529

----------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                 $2,178,678,479
                                                                                           ===============

----------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
----------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                                 $       46,273
----------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                  1,781,791,179
----------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                                 511,377
----------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions               (139,393,424)
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and liabilities
denominated in foreign currencies                                                             535,723,074
                                                                                           ---------------
NET ASSETS                                                                                 $2,178,678,479
                                                                                           ===============

----------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
----------------------------------------------------------------------------------------------------------
Non-Service Shares:
Net asset value, redemption price per share and offering price per share
(based on net assets of$1,631,791,679 and 34,583,013 shares of beneficial
interest outstanding)                                                                      $        47.18
----------------------------------------------------------------------------------------------------------
Service Shares:
Net asset value, redemption price per share and offering price per share
(based on net assets of $546,886,800 and 11,690,144 shares of beneficial
interest outstanding)                                                                      $        46.78

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  10 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2007
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
----------------------------------------------------------------------------------------------------------
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $408,906)                      $   16,094,599
Affiliated companies                                                                            1,032,604
----------------------------------------------------------------------------------------------------------
Interest                                                                                            6,761
----------------------------------------------------------------------------------------------------------
Portfolio lending fees                                                                             15,676
                                                                                           ---------------
Total investment income                                                                        17,149,640

----------------------------------------------------------------------------------------------------------
EXPENSES
----------------------------------------------------------------------------------------------------------
Management fees                                                                                13,693,507
----------------------------------------------------------------------------------------------------------
Distribution and service plan fees--Service shares                                              1,276,613
----------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Non-Service shares                                                                                 10,389
Service shares                                                                                     10,131
----------------------------------------------------------------------------------------------------------
Shareholder communications:
Non-Service shares                                                                                120,781
Service shares                                                                                     36,373
----------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                             41,030
----------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                        32,208
----------------------------------------------------------------------------------------------------------
Administration service fees                                                                         1,500
----------------------------------------------------------------------------------------------------------
Other                                                                                              81,227
                                                                                           ---------------
Total expenses                                                                                 15,303,759
Less reduction to custodian expenses                                                                 (589)
Less waivers and reimbursements of expenses                                                       (19,755)
                                                                                           ---------------
Net expenses                                                                                   15,283,415

----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                           1,866,225

----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
----------------------------------------------------------------------------------------------------------
Net realized gain on:
Investments from unaffiliated companies                                                       146,947,745
Foreign currency transactions                                                                   1,578,248
                                                                                           ---------------
Net realized gain                                                                             148,525,993
----------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on:
Investments                                                                                   123,612,766
Translation of assets and liabilities denominated in foreign currencies                         6,666,623
                                                                                           ---------------
Net change in unrealized appreciation                                                         130,279,389

----------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                       $  280,671,607
                                                                                           ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  11 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                                                       2007            2006
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                               $    1,866,225  $    2,413,546
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                                      148,525,993      29,967,822
-----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                                                  130,279,389     123,054,073
                                                                                                    -------------------------------
Net increase in net assets resulting from operations                                                   280,671,607     155,435,441

-----------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Non-Service shares                                                                                      (3,712,463)     (6,085,308)
Service shares                                                                                            ( 46,654)       (772,510)
                                                                                                    -------------------------------
                                                                                                        (3,759,117)     (6,857,818)

-----------------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares                                                                                    (179,103,584)   (169,765,856)
Service shares                                                                                          18,763,021      49,160,827
                                                                                                    -------------------------------
                                                                                                      (160,340,563)   (120,605,029)

-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
Total increase                                                                                         116,571,927      27,972,594
-----------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                                  2,062,106,552   2,034,133,958
                                                                                                    -------------------------------
End of period (including accumulated net investment income of
$511,377 and $2,398,470, respectively)                                                              $2,178,678,479  $2,062,106,552
                                                                                                    ===============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  12 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES YEAR ENDED DECEMBER 31,          2007                2006                2005             2004            2003
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $      41.43        $      38.52        $      36.99     $      34.70     $     26.62
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                .07 1               .07 1               .18 1            .35 1,2         .12
Net realized and unrealized gain                    5.78                2.98                1.68             2.05            8.07
                                           -----------------------------------------------------------------------------------------
Total from investment operations                    5.85                3.05                1.86             2.40            8.19
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income                (.10)               (.14)               (.33)            (.11)           (.11)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $      47.18        $      41.43        $      38.52     $      36.99     $     34.70
                                           =========================================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                 14.15%               7.95%               5.10%            6.93%          30.94%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)    $  1,631,791        $  1,598,967        $  1,652,282     $  1,770,273     $ 1,715,240
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)           $  1,631,686        $  1,615,352        $  1,658,910     $  1,708,511     $ 1,468,297
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                               0.15%               0.17%               0.47%            0.99% 2         0.39%
Total expenses                                      0.65% 5,6,7         0.67% 5,6,7         0.66% 6          0.66% 6         0.67% 6
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               59%                 47%                 70%              44%             48%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment income per share and the net investment income ratio include $.16 and 0.43%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

            Year Ended December 31, 2007        0.65%
            Year Ended December 31, 2006        0.67%

6. Reduction to custodian expenses less than 0.005%.

7. Voluntary waiver or reimbursement of indirect management fees less than 0.005%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  13 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

SERVICE SHARES YEAR ENDED DECEMBER 31,              2007               2006                2005             2004             2003
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $     41.09        $     38.23        $      36.73     $      34.53     $      26.53
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                        (.05) 1            (.03) 1              .08 1            .29 1,2          .08
Net realized and unrealized gain                    5.74               2.96                1.69             1.99             8.02
                                             ---------------------------------------------------------------------------------------
Total from investment operations                    5.69               2.93                1.77             2.28             8.10
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income                  -- 3             (.07)               (.27)            (.08)            (.10)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $     46.78        $     41.09        $      38.23     $      36.73     $      34.53
                                             =======================================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 4                 13.86%              7.68%               4.87%            6.62%           30.69%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)     $   546,887        $   463,140        $    381,852     $    248,649     $    119,699
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)            $   510,874        $   426,539        $    301,780     $    184,273     $     48,178
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 5
Net investment income (loss)                       (0.10)%            (0.08)%              0.20%            0.85% 2          0.14%
Total expenses                                      0.91% 6,7,8        0.92% 6,7,8        0.91% 7           0.91% 7          0.94% 7
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                59%                47%                70%              44%              48%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment income per share and the net investment income ratio include $.16 and 0.43%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

3. Less than $0.005 per share.

4. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

             Year Ended December 31, 2007         0.91%
             Year Ended December 31, 2006         0.92%

7. Reduction to custodian expenses less than 0.005%.

8. Voluntary waiver or reimbursement of indirect management fees less than 0.005%.

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  14 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Capital Appreciation Fund/VA (the "Fund") is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation by investing in securities of well-known, established companies. The Fund's investment adviser is OppenheimerFunds, Inc. (the "Manager").

      The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the closing price reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Shares of a registered investment company that are not traded on an exchange are valued at the acquired investment company's net asset value per share. "Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

      Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.


                  15 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

   The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. The Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund's tax return filings remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                 NET UNREALIZED
                                                                   APPRECIATION
                                                               BASED ON COST OF
UNDISTRIBUTED    UNDISTRIBUTED            ACCUMULATED      SECURITIES AND OTHER
NET INVESTMENT       LONG-TERM                   LOSS   INVESTMENTS FOR FEDERAL
INCOME                    GAIN   CARRYFORWARD 1,2,3,4       INCOME TAX PURPOSES
-------------------------------------------------------------------------------
$1,846,717                 $--           $130,981,285              $527,182,723

1. As of December 31, 2007, the Fund had $130,948,710 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2007, details of the capital loss carryforwards were as follows:

                            EXPIRING
                            -------------------------
                            2011       $   96,270,872
                            2012           34,677,838
                                       --------------
                            Total      $  130,948,710
                                       ==============

2. The Fund had $32,575 of post-October foreign currency losses which were deferred.

3. During the fiscal year ended December 31, 2007, the Fund utilized $151,992,802 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the fiscal year ended December 31, 2006, the Fund utilized $28,826,516 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.


                  16 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

Accordingly, the following amounts have been reclassified for December 31, 2007. Net assets of the Fund were unaffected by the reclassifications.

                                      INCREASE TO ACCUMULATED
            INCREASE TO ACCUMULATED         NET REALIZED LOSS
            NET INVESTMENT INCOME              ON INVESTMENTS
            -------------------------------------------------
            $5,799                                     $5,799

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

                                        YEAR ENDED          YEAR ENDED
                                 DECEMBER 31, 2007   DECEMBER 31, 2006
      ----------------------------------------------------------------
      Distributions paid from:
      Ordinary income                   $3,759,117          $6,857,818

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2007 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

      Federal tax cost of securities          $   1,653,274,192
      Federal tax cost of other investments           2,548,591
                                              -----------------
      Total federal tax cost                  $   1,655,822,783
                                              =================

      Gross unrealized appreciation           $     587,477,378
      Gross unrealized depreciation                 (60,294,655)
                                              -----------------
      Net unrealized appreciation             $     527,182,723
                                              =================

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Market discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive


                  17 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                              YEAR ENDED DECEMBER 31, 2007     YEAR ENDED DECEMBER 31, 2006
                                                  SHARES            AMOUNT         SHARES            AMOUNT
------------------------------------------------------------------------------------------------------------
NON-SERVICE SHARES
Sold                                           3,540,352     $ 160,454,788      4,072,357     $ 160,034,277
Dividends and/or distributions reinvested         88,964         3,712,463        154,136         6,085,308
Redeemed                                      (7,638,575)     (343,270,835)    (8,524,929)     (335,885,441)
                                              --------------------------------------------------------------
Net decrease                                  (4,009,259)    $(179,103,584)    (4,298,436)    $(169,765,856)
                                              ==============================================================

------------------------------------------------------------------------------------------------------------
SERVICE SHARES
Sold                                           2,132,039     $  95,722,464      3,206,477     $ 125,342,151
Dividends and/or distributions reinvested          1,121            46,477         19,641           770,510
Redeemed                                      (1,714,792)      (77,005,920)    (1,942,425)      (76,951,834)
                                              --------------------------------------------------------------
Net increase                                     418,368     $  18,763,021      1,283,693     $  49,160,827
                                              ==============================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 31, 2007, were as follows:

                                        PURCHASES               SALES
        -------------------------------------------------------------
        Investment securities     $ 1,247,463,113     $ 1,402,031,332

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:


                  18 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

                FEE SCHEDULE
                ----------------------------
                Up to $200 million     0.75%
                Next $200 million      0.72
                Next $200 million      0.69
                Next $200 million      0.66
                Over $800 million      0.60

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services ("OFS"), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended December 31, 2007, the Fund paid $20,484 to OFS for services to the Fund.

      Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 per class, for class level assets of $10 million or more. Each class is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FOR SERVICE SHARES. The Fund has adopted a Distribution and Service Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the "Distributor"), for distribution related services, personal service and account maintenance for the Fund's Service shares. Under the Plan, payments are made periodically at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund's assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

      The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF. During the year ended December 31, 2007, the Manager waived $19,755 for IMMF management fees.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

      Foreign currency exchange contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

      Risks to the Fund include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received.


                  19 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

      As of December 31, 2007, the Fund had no securities on loan.

--------------------------------------------------------------------------------
7. RECENT ACCOUNTING PRONOUNCEMENT

In September 2006, Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of December 31, 2007, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.


                  20 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER CAPITAL APPRECIATION FUND/VA:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Capital Appreciation Fund/VA (the "Fund"), a series of Oppenheimer Variable Account Funds, including the statement of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
February 13, 2008


                  21 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2008, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2007. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2007 which are not designated as capital gain distributions should be multiplied by 100% to arrive at the amount eligible for the corporate dividend received deduction.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                  22 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                  23 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Trustees (the "Board"), including a majority of the independent Trustees, is required to determine whether to renew the Fund's investment advisory agreement (the "Agreement"). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

      The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager's services, (ii) the investment performance of the Fund and the Manager,
(iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. Outlined below is a summary of the principal information considered by the Board as well as the Board's conclusions.

      The Board was aware that there are alternatives to retaining the Manager.

      NATURE, QUALITY AND EXTENT OF SERVICES. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager's key personnel who provide such services. The Manager's duties include providing the Fund with the services of the portfolio manager and the Manager's investment team, who provide research, analysis and other advisory services in regard to the Fund's investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund's investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund's operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund's shares. The Manager also provides the Fund with office space, facilities and equipment.

      The Board also considered the quality of the services provided and the quality of the Manager's resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager's administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager's key personnel and the size and functions of its staff providing investment management services to the Fund. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Marc Baylin and the Manager's Growth investment team and analysts. Mr. Baylin has been the portfolio manager of the Fund since October 2005. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. In light of the foregoing, the Board concluded that the Fund benefits from the services provided under the Agreement as a result of the Manager's experience, reputation, personnel, operations, and resources.

      INVESTMENT PERFORMANCE OF THE MANAGER AND THE FUND. During the year, the Manager provided information on the investment performance of the Fund and the Manager at each Board meeting, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund's historical performance to relevant market indices and to the performance of other large-cap growth


                  24 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA funds underlying variable insurance products. The Board noted that the Fund's one-year, five-year and ten-year performance were better than its peer group median although its three-year performance was below its peer group median.

      COSTS OF SERVICES AND PROFITS REALIZED BY THE MANAGER. The Board considered information regarding the Manager's costs in serving as the Fund's investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager's profitability from its relationship with the Fund. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other large-cap growth funds underlying variable insurance products. The Board noted that the Fund's contractual and actual management fees are higher than its peer group median.

      ECONOMIES OF SCALE. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund's assets grow.

      OTHER BENEFITS TO THE MANAGER. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager's affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders.

      CONCLUSIONS. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees' counsel are both independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement for another year. In arriving at this decision, the Board considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.


                  25 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH    PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD; NUMBER OF
THE FUND, LENGTH OF SERVICE,   PORTFOLIOS IN THE FUND COMPLEX CURRENTLY OVERSEEN
AGE
INDEPENDENT                    THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL, COLORADO
TRUSTEES                       80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR HER RESIGNATION, RETIREMENT,
                               DEATH OR REMOVAL.

WILLIAM L. ARMSTRONG,          President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company
Chairman of the Board          (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso
of Trustees (since 2003),      Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman,
Trustee (since 1999)           Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production
Age: 70                        company) (since 1992), Campus Crusade for Christ (non-profit) (since 1991); Former Director, The
                               Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of:
                               Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier
                               Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000)
                               and Frontier Title (title insurance agency) (1995-2000); former Director of the following:
                               UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S.
                               Senator (January 1979-January 1991). Oversees 39 portfolios in the OppenheimerFunds complex.

GEORGE C. BOWEN,               Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April
Trustee (since 1999)           1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999);
Age: 71                        Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr.
                               Bowen held several positions with the Manager and with subsidiary or affiliated companies of the
                               Manager (September 1987-April 1999). Oversees 39 portfolios in the OppenheimerFunds complex.

EDWARD L. CAMERON,             Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-May 2006);
Trustee (since 1999)           Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price
Age: 69                        Waterhouse LLP Global Investment Management Industry Services Group (financial services firm) (July
                               1994-June 1998). Oversees 39 portfolios in the OppenheimerFunds complex.

JON S. FOSSEL,                 Director of UNUMProvident (insurance company) (since June 2002); Director of Northwestern Energy
Trustee (since 1990)           Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals
Age: 66                        (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization)
                               (February 1998-February 2003 and since February 2005); Chairman and Director (until October 1996)
                               and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief
                               Executive Officer and Director of the following: Oppenheimer Acquisition Corp. ("OAC") (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services,
                               Inc. (until October 1995). Oversees 39 portfolios in the OppenheimerFunds complex.

SAM FREEDMAN,                  Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held
Trustee (since 1996)           several positions with the Manager and with subsidiary or affiliated companies of the Manager
Age: 67                        (until October 1994). Oversees 39 portfolios in the OppenheimerFunds complex.

BEVERLY L. HAMILTON,           Trustee of Monterey Institute for International Studies (educational organization) (since February
Trustee (since 2002)           2000); Board Member of Middlebury College (educational organization) (since December 2005); Director
Age: 61                        of The California Endowment (philanthropic organization) (since April 2002); Director (February
                               2002-2005) and Chairman of Trustees (since 2006) of the Community Hospital of Monterey Peninsula;
                               Director (October 1991-2005) and Vice Chairman (since 2006) of American Funds' Emerging Markets
                               Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February
                               1991-April 2000); Member of the investment committees of The Rockefeller Foundation (since 2001)
                               and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston's Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds
                               (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company)
                               (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and
                               Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 39 portfolios in the
                               OppenheimerFunds complex.


                  26 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

ROBERT J. MALONE,              Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University
Trustee (since 2002)           (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of
Age: 63                        Steele Street State Bank (commercial banking) (since August 2003); Director of Colorado UpLIFT
                               (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and
                               Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 39 portfolios in the OppenheimerFunds complex.

F. WILLIAM MARSHALL, JR.,      Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company)
Trustee (since 2000)           (since 1996) and MML Series Investment Fund (investment company) (since 1996); Trustee of Worcester
Age: 65                        Polytech Institute (since 1985); Chairman (since 1994) of the Investment Committee of the Worcester
                               Polytech Institute (private university); President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank)
                               (commercial bank) (January 1999-July 1999); and Executive Vice President of Peoples Heritage
                               Financial Group, Inc. (commercial bank) (January 1999-July 1999). Oversees 41 portfolios in the
                               OppenheimerFunds complex.

-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE             THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW YORK,
AND OFFICER                    NEW YORK 10281-1008. MR. MURPHY SERVES AS A TRUSTEE FOR AN INDEFINITE TERM, OR UNTIL HIS
                               RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER FOR AN INDEFINITE TERM, OR UNTIL HIS
                               RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR. MURPHY IS AN INTERESTED TRUSTEE DUE TO HIS POSITIONS
                               WITH OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

JOHN V. MURPHY,                Chairman, Chief Executive Officer and Director of the Manager (since June 2001); President of the
Trustee, President and         Manager (September 2000-March 2007); President and director or trustee of other Oppenheimer funds;
Principal Executive Officer    President and Director of Oppenheimer Acquisition Corp. ("OAC") (the Manager's parent holding
(since 2001)                   company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager)
Age: 58                        (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager)
                               (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of
                               Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001);
                               President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the
                               Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity
                               Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001),
                               HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001);
                               President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management,
                               Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC's parent company)
                               (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson
                               Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the
                               Investment Company Institute's Board of Governors (since October 2003). Oversees 102 portfolios in the OppenheimerFunds complex.

-----------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS OF              THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS. BAYLIN, ZACK, GILLESPIE
THE FUND                       AND MS. BLOOMBERG, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NEW YORK 10281-1008,
                               FOR MESSRS. VANDEHEY, WIXTED, PETERSEN, SZILAGYI AND MS. IVES, 6803 S. TUCSON WAY, CENTENNIAL,
                               COLORADO 80112-3924. EACH OFFICER SERVES FOR AN INDEFINITE TERM OR UNTIL HIS OR HER RESIGNATION,
                               RETIREMENT, DEATH OR REMOVAL.

MARC L. BAYLIN,                Vice President of the Manager and a member of the Growth Equity Investment Team (since September
Vice President and Portfolio   2005); Managing Director and Lead Portfolio Manager at JP Morgan Fleming Investment Management (June
Manager (since 2005)           2002 to August 2005); Vice President of T. Rowe Price and a portfolio manager (March 1999 to June
Age: 40                        2002) and an analyst (from June 1993). A portfolio manager and officer of 4 portfolios in the
                               OppenheimerFunds complex.

MARK S. VANDEHEY,              Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief
Vice President and Chief       Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and
Compliance Officer             Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc.,
(since 2004)                   Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former
Age: 57                        Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 102 portfolios in the OppenheimerFunds complex.


                  27 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

BRIAN W. WIXTED,               Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following:
Treasurer and Principal        HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder
Financial & Accounting         Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc.
Officer (since 1999)           (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International
Age: 48                        Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since
                               November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the
                               Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC
                               (since March 1999), Centennial Asset Management Corporation (March 1999-October 2003) and
                               OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 102 portfolios in the
                               OppenheimerFunds complex.

BRIAN S. PETERSEN,             Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August
Assistant Treasurer            2002-February 2007); Manager/Financial Product Accounting of the Manager (November 1998-July 2002).
(since 2004)                   An officer of 102 portfolios in the OppenheimerFunds complex.
Age: 37

BRIAN C. SZILAGYI,             Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting and
Assistant Treasurer            Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of Berger
(since 2005)                   Financial Group LLC (May 2001-March 2003). An officer of 102 portfolios in the OppenheimerFunds
Age: 37                        complex.

ROBERT G. ZACK,                Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager;
Vice President and Secretary   General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial
(since 2001)                   Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of
Age: 59                        HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC
                               (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001)
                               of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of
                               Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset
                               Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of
                               Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior
                               Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company
                               (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior
                               Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November
                               2001); Director of OppenheimerFunds (Asia) Limited (since December 2003); Senior Vice President (May
                               1985-December 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

LISA I. BLOOMBERG,             Vice President and Associate Counsel of the Manager (since May 2004); First Vice President (April
Assistant Secretary            2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services,
(since 2004)                   Inc. An officer of 102 portfolios in the OppenheimerFunds complex.
Age: 40

PHILLIP S. GILLESPIE,          Senior Vice President and Deputy General Counsel of the Manager (since September 2004); First Vice
Assistant Secretary            President (2000-September 2004), Director (2000-September 2004) and Vice President (1998-2000) of
(since 2004)                   Merrill Lynch Investment Management. An officer of 102 portfolios in the OppenheimerFunds complex.
Age: 44

KATHLEEN T. IVES,              Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since October 2003) of
Assistant Secretary            the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the
(since 2001)                   Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003);
Age: 42                        Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant
                               Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since
                               December 2001); Assistant Counsel of the Manager (August 1994-October 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING 1.800.981.2871.


                  28 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA




DECEMBER 31, 2007

--------------------------------------------------------------------------------

      Oppenheimer                                             Management
      MidCap Fund/VA                                         Commentaries
      A Series of Oppenheimer Variable Account Funds              and
                                                             Annual Report

--------------------------------------------------------------------------------

      MANAGEMENT COMMENTARIES

            Listing of Top Holdings

      ANNUAL REPORT                              [GRAPHIC]

            Fund  Performance Discussion

            Listing of Investments

            Financial Statements

                                                 [LOGO] OPPENHEIMERFUNDS(R)
                                                        The Right Way to Invest

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. Oppenheimer MidCap Fund/VA posted positive results and outperformed its benchmark, the S&P 500 Index, which returned 5.49% for the 12-month reporting period ending December 31, 2007. We attribute the Fund's relative outperformance to favorable stock selection in the consumer discretionary, financials and health care sectors. By contrast, disappointing stock performance in the materials and information technology sectors slightly hampered results.

      Bolstered by the economy's strength, the U.S. stock market continued its steady rise from the start of the period through the end of February. At that point, the market environment quickly changed due to a confluence of negative events, which included new concerns over a slowdown in the economy and a brief but sharp stock market sell-off in China.

      By the start of the second quarter, the market had resumed its upward momentum, buoyed by strong economic growth, tame inflation and high levels of liquidity. However, market volatility increased by mid-summer. Despite strong earnings growth and contained inflation, turmoil in the debt markets sent stock prices down. Concern that higher borrowing costs would slow the buyout boom, spur defaults, raise corporate borrowing costs and dampen consumer spending, caused a significant sell-off in the equity and bond markets, as investors' appetite for risk diminished. The volatility continued through the end of the period as economic data remained mixed and commodity prices continued to rise. Against this backdrop, the Federal Reserve Bank (the "Fed") moved aggressively to stop the spreading credit crunch from sinking the economy by cutting its target for the federal funds rate a full percentage point, over its last three meetings of the year, to 4.25%.

      The Fund's best relative gains were achieved in the consumer discretionary, financials and health care sectors. Within the consumer discretionary sector, a variety of factors helped drive the Fund's relative outperformance, the primary factor being strong stock selection. In addition, the Fund's underweight position in broad retailing stocks during the volatile summer months, combined with our selective approach to the sector, helped performance. Top individual contributors included GameStop Corp., one of the largest retailers of new and used video games, hardware and entertainment software, which benefited from growth in new video game hardware platforms as well as continued dominance in the used game business. Las Vegas Sands Corp., a hotel, gaming and resort development company, also contributed to Fund performance. Concern over Las Vegas Sands' new property in Macao, China, prevented the market from fully recognizing the value in the company's other properties, which, in our view, resulted in an under-valuation of its stock price. However, as Las Vegas Sands' strong fundamentals became apparent to investors and confidence grew over the strength of the Chinese market, the company's stock price increased.

      Within the financials sector, favorable stock selection and an underweight position drove performance. Top contributors included CME Group, Inc. and Affiliated Managers Group, Inc. CME, the world's largest futures exchange, continued to gain value from the growth of sophisticated strategies used to hedge financial risk. Affiliated Managers, an asset management company, advanced on its success in acquiring and integrating a diverse group of mid-sized investment management firms.

      Strong stock selection also drove the Fund's relative outperformance in the health care sector. Top performers included Covance, Inc. and Cerner Corp. Covance, a contract research organization that develops and carries out pre-clinical and clinical trials of potential commercial drugs for pharmaceutical companies, benefited from a continued trend within the industry to outsource such work. Cerner, a U.S. supplier of health care information technology solutions, gained on an industry trend to increase the use of information to optimize clinical and financial outcomes.

      On a relative basis, the Fund's weakest performing sectors were materials and information technology. Within the materials sector, the Fund's underperformance can be attributed to poor stock selection, and more specifically due to a preference for companies with greater exposure to titanium than to steel, copper or aluminum. Top detractors included Vulcan Materials Co. and Titanium Metals Corp.

      In the information technology sector, weak stock selection drove the Fund's relative underperformance. Top detractors included Digital River, Inc. and Cognizant Technologies Solutions Corp. Digital River, a provider of global e-commerce solutions, suffered due to multiple reasons, which included heightened competition, issues with its biggest customer and market share loss. Information technology services company, Cognizant Technology Solutions, declined due to its significant exposure to the weakened financial services sector and a weakened dollar. We exited our position in Digital River.


                         3 | OPPENHEIMER MIDCAP FUND/VA

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

      Over the period we made a few adjustments to the Fund's sector weightings. We increased the Fund's exposure to the consumer discretionary and energy sectors and reduced the Fund's exposure to the financials sector.

      Looking forward, we anticipate that economic growth will decelerate in the near term as the effects of the sub-prime mortgage lending markets fallout continue to work their way through the economy. However, we remain encouraged by the Fed's pro-active posture. Ultimately, we believe that continuing to follow our investment process, regardless of the market environment, is the best approach to serving our shareholders over the long term.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2007. In the case of Non-Service shares, performance is measured over a ten-year period. In the case of Service shares, performance is measured from inception of the class on October 16, 2000. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

      The Fund's performance is compared to the performance of the S&P 500 Index, an unmanaged index of equity securities that is a measure of the general domestic stock market, and the Russell Midcap(R) Growth Index, an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of the Russell 1000(R) Growth Index. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                         4 | OPPENHEIMER MIDCAP FUND/VA

NON-SERVICE SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer MidCap Fund/VA (Non-Service)
   S&P 500 Index
   Russell Midcap(R) Growth Index

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                       Oppenheimer MidCap                    Russell Midcap(R)
                     Fund/VA (Non-Service)   S&P 500 Index      Growth Index
12/31/1997                   $10,000            $10,000           $10,000
03/31/1998                   $11,304            $11,394           $11,194
06/30/1998                   $11,740            $11,772           $11,187
09/30/1998                   $ 9,010            $10,604           $ 9,319
12/31/1998                   $11,236            $12,860           $11,786
03/31/1999                   $12,326            $13,500           $12,189
06/30/1999                   $13,597            $14,450           $13,459
09/30/1999                   $14,146            $13,550           $12,785
12/31/1999                   $20,630            $15,565           $17,832
03/31/2000                   $25,921            $15,921           $21,599
06/30/2000                   $25,005            $15,498           $19,999
09/30/2000                   $26,545            $15,348           $20,504
12/31/2000                   $18,311            $14,148           $15,737
03/31/2001                   $13,430            $12,472           $11,789
06/30/2001                   $13,368            $13,201           $13,697
09/30/2001                   $11,575            $11,264           $ 9,889
12/31/2001                   $12,586            $12,468           $12,566
03/31/2002                   $11,936            $12,502           $12,344
06/30/2002                   $10,416            $10,828           $10,090
09/30/2002                   $ 8,836            $ 8,959           $ 8,357
12/31/2002                   $ 9,088            $ 9,713           $ 9,122
03/31/2003                   $ 8,948            $ 9,408           $ 9,121
06/30/2003                   $10,335            $10,855           $10,831
09/30/2003                   $10,904            $11,142           $11,607
12/31/2003                   $11,414            $12,498           $13,018
03/31/2004                   $12,030            $12,710           $13,648
06/30/2004                   $12,564            $12,928           $13,791
09/30/2004                   $12,154            $12,686           $13,194
12/31/2004                   $13,671            $13,857           $15,033
03/31/2005                   $13,578            $13,559           $14,782
06/30/2005                   $14,001            $13,745           $15,290
09/30/2005                   $14,741            $14,240           $16,291
12/31/2005                   $15,357            $14,537           $16,852
03/31/2006                   $16,578            $15,148           $18,135
06/30/2006                   $15,680            $14,930           $17,283
09/30/2006                   $15,475            $15,775           $17,437
12/31/2006                   $15,810            $16,831           $18,648
03/31/2007                   $16,159            $16,939           $19,386
06/30/2007                   $17,039            $18,002           $20,693
09/30/2007                   $17,903            $18,367           $21,138
12/31/2007                   $16,812            $17,755           $20,779

AVERAGE ANNUAL TOTAL RETURNS OF NON-SERVICE SHARES OF THE FUND AT 12/31/07

1-Year    6.33%     5-Year   13.09%     10-Year    5.33%

SERVICE SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer MidCap Fund/VA (Service)
   S&P 500 Index
   Russell Midcap(R)Growth Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                        Oppenheimer MidCap                   Russell Midcap(R)
                        Fund/VA (Service)    S&P 500 Index      Growth Index
10/16/2000                    $10,000           $10,000           $10,000
12/31/2000                    $ 7,240           $ 9,257           $ 8,239
03/31/2001                    $ 5,311           $ 8,161           $ 6,172
06/30/2001                    $ 5,285           $ 8,638           $ 7,171
09/30/2001                    $ 4,575           $ 7,370           $ 5,178
12/31/2001                    $ 4,973           $ 8,158           $ 6,579
03/31/2002                    $ 4,713           $ 8,181           $ 6,463
06/30/2002                    $ 4,110           $ 7,085           $ 5,283
09/30/2002                    $ 3,484           $ 5,862           $ 4,375
12/31/2002                    $ 3,578           $ 6,356           $ 4,776
03/31/2003                    $ 3,521           $ 6,156           $ 4,775
06/30/2003                    $ 4,067           $ 7,103           $ 5,671
09/30/2003                    $ 4,290           $ 7,291           $ 6,077
12/31/2003                    $ 4,489           $ 8,178           $ 6,816
03/31/2004                    $ 4,728           $ 8,316           $ 7,145
06/30/2004                    $ 4,936           $ 8,459           $ 7,220
09/30/2004                    $ 4,769           $ 8,301           $ 6,908
12/31/2004                    $ 5,361           $ 9,067           $ 7,871
03/31/2005                    $ 5,320           $ 8,872           $ 7,739
06/30/2005                    $ 5,481           $ 8,994           $ 8,005
09/30/2005                    $ 5,767           $ 9,318           $ 8,529
12/31/2005                    $ 6,003           $ 9,512           $ 8,823
03/31/2006                    $ 6,477           $ 9,912           $ 9,494
06/30/2006                    $ 6,122           $ 9,769           $ 9,049
09/30/2006                    $ 6,038           $10,322           $ 9,129
12/31/2006                    $ 6,165           $11,013           $ 9,763
03/31/2007                    $ 6,297           $11,084           $10,150
06/30/2007                    $ 6,635           $11,779           $10,834
09/30/2007                    $ 6,968           $12,018           $11,067
12/31/2007                    $ 6,537           $11,618           $10,879

AVERAGE ANNUAL TOTAL RETURNS OF SERVICE SHARES OF THE FUND AT 12/31/07

1-Year  6.04%   5-Year  12.81%   Since Inception (10/16/00)  -5.73%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL US AT 1.800.981.2871. THE FUND'S TOTAL RETURNS SHOULD NOT BE EXPECTED TO BE THE SAME AS THE RETURNS OF OTHER FUNDS, WHETHER OR NOT BOTH FUNDS HAVE THE SAME PORTFOLIO MANAGERS AND/OR SIMILAR NAMES. THE FUND'S TOTAL RETURNS DO NOT INCLUDE THE CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT PRODUCTS THAT OFFER THIS FUND. SUCH PERFORMANCE WOULD HAVE BEEN LOWER IF SUCH CHARGES WERE TAKEN INTO ACCOUNT.


                         5 | OPPENHEIMER MIDCAP FUND/VA

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2007.

ACTUAL EXPENSES. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

--------------------------------------------------------------------------------

                             BEGINNING     ENDING             EXPENSES
                             ACCOUNT       ACCOUNT            PAID DURING
                             VALUE         VALUE              6 MONTHS ENDED
ACTUAL                       JULY 1, 2007  DECEMBER 31, 2007  DECEMBER 31, 2007
--------------------------------------------------------------------------------
Non-Service Shares           $1,000.00     $ 986.70           $3.41
--------------------------------------------------------------------------------
Service Shares                1,000.00       985.40            4.77

HYPOTHETICAL
(5% return before expenses)
--------------------------------------------------------------------------------
Non-Service Shares           1,000.00      1,021.78           3.47
--------------------------------------------------------------------------------
Service Shares               1,000.00      1,020.42           4.85

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended December 31, 2007 are as follows:

CLASS                      EXPENSE RATIOS
-----------------------------------------
Non-Service Shares              0.68%
-----------------------------------------
Service Shares                  0.95

The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund's Manager that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

--------------------------------------------------------------------------------


                         6 | OPPENHEIMER MIDCAP FUND/VA

STATEMENT OF INVESTMENTS  December 31, 2007
--------------------------------------------------------------------------------

                                                        SHARES            VALUE
--------------------------------------------------------------------------------
COMMON STOCKS--96.4%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--20.0%
--------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES--1.6%
ITT Educational Services, Inc. 1                       116,400   $    9,925,428
--------------------------------------------------------------------------------
New Oriental Education & Technology
Group, Inc., Sponsored ADR 1                            84,000        6,769,560
                                                                 ---------------
                                                                     16,694,988

--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--3.7%
Burger King Holdings, Inc.                             526,000       14,996,260
--------------------------------------------------------------------------------
Las Vegas Sands Corp. 1                                235,100       24,227,055
                                                                 ---------------
                                                                     39,223,315

--------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.6%
Harman International Industries, Inc.                   90,700        6,685,497
--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL--1.8%
Liberty Media Holding
Corp.-Interactive, Series A 1                          959,400       18,305,352
--------------------------------------------------------------------------------
MEDIA--4.7%
Cablevision Systems Corp.
New York Group, Cl. A 1                                621,500       15,226,750
--------------------------------------------------------------------------------
Focus Media Holding Ltd., ADR 1                        290,900       16,526,029
--------------------------------------------------------------------------------
Liberty Global, Inc., Series C 1                       476,800       17,446,112
                                                                 ---------------
                                                                     49,198,891

--------------------------------------------------------------------------------
SPECIALTY RETAIL--5.0%
Abercrombie & Fitch Co., Cl. A                         141,400       11,307,758
--------------------------------------------------------------------------------
CarMax, Inc. 1                                         618,300       12,211,425
--------------------------------------------------------------------------------
GameStop Corp., Cl. A 1                                186,400       11,577,304
--------------------------------------------------------------------------------
Tiffany & Co.                                          374,200       17,224,426
                                                                 ---------------
                                                                     52,320,913

--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--2.6%
Polo Ralph Lauren Corp., Cl. A                         447,300       27,638,667
--------------------------------------------------------------------------------
ENERGY--8.2%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--3.9%
Cameron International Corp. 1                          439,400       21,148,322
--------------------------------------------------------------------------------
Smith International, Inc.                              272,700       20,138,895
                                                                 ---------------
                                                                     41,287,217

--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS--4.3%
Murphy Oil Corp.                                       271,700       23,051,028
--------------------------------------------------------------------------------
Range Resources Corp.                                  395,700       20,323,152
--------------------------------------------------------------------------------
SandRidge Communications, Inc. 1                        45,940        1,647,408
                                                                 ---------------
                                                                     45,021,588

                                                        SHARES           VALUE
--------------------------------------------------------------------------------
FINANCIALS--8.4%
--------------------------------------------------------------------------------
CAPITAL MARKETS--3.9%
Affiliated Managers Group, Inc. 1                      157,900   $   18,546,934
--------------------------------------------------------------------------------
Charles Schwab Corp. (The)                             425,300       10,866,415
--------------------------------------------------------------------------------
Fortress Investment Group LLC, Cl. A                   709,801       11,058,700
                                                                 ---------------
                                                                     40,472,049

--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--0.9%
CME Group, Inc.                                         13,000        8,918,000
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS--1.5%
Boston Properties, Inc.                                176,100       16,167,741
--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT & DEVELOPMENT--2.1%
CB Richard Ellis Group, Inc., Cl. A 1                  343,320        7,398,546
--------------------------------------------------------------------------------
Jones Lang LaSalle, Inc.                               199,000       14,160,840
                                                                 ---------------
                                                                     21,559,386

--------------------------------------------------------------------------------
HEALTH CARE--16.0%
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--4.1%
Bard (C.R.), Inc.                                      166,300       15,765,240
--------------------------------------------------------------------------------
IDEXX Laboratories, Inc. 1                             464,400       27,227,772
                                                                 ---------------
                                                                     42,993,012

--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--4.4%
Coventry Health Care, Inc. 1                           337,575       20,001,319
--------------------------------------------------------------------------------
Schein (Henry), Inc. 1                                 275,700       16,927,980
--------------------------------------------------------------------------------
VCA Antech, Inc. 1                                     204,900        9,062,727
                                                                 ---------------
                                                                     45,992,026

--------------------------------------------------------------------------------
HEALTH CARE TECHNOLOGY--2.5%
Cerner Corp. 1                                         471,700       26,603,880
--------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES--3.3%
Covance, Inc. 1                                        403,800       34,977,156
--------------------------------------------------------------------------------
PHARMACEUTICALS--1.7%
Shire Pharmaceuticals
Group plc, ADR                                         263,200       18,147,640
--------------------------------------------------------------------------------
INDUSTRIALS--15.2%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--4.3%
Alliant Techsystems, Inc. 1                             43,200        4,914,432
--------------------------------------------------------------------------------
Curtiss-Wright Corp.                                   185,700        9,322,140
--------------------------------------------------------------------------------
Precision Castparts Corp.                               72,500       10,055,750
--------------------------------------------------------------------------------
Rockwell Collins, Inc.                                 145,200       10,450,044
--------------------------------------------------------------------------------
Spirit Aerosystems Holdings,
Inc., Cl. A 1                                          299,400       10,329,300
                                                                 ---------------
                                                                     45,071,666


                         7 | OPPENHEIMER MIDCAP FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                        SHARES            VALUE
--------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS--1.5%
C.H. Robinson Worldwide, Inc.                          151,600   $    8,204,592
--------------------------------------------------------------------------------
Expeditors International of
Washington, Inc.                                       169,400        7,568,792
                                                                 --------------
                                                                     15,773,384

--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--5.6%
EnergySolutions, Inc. 1                                365,500        9,864,845
--------------------------------------------------------------------------------
FTI Consulting, Inc. 1                                 104,800        6,459,872
--------------------------------------------------------------------------------
IHS, Inc., Cl. A 1                                     212,500       12,869,000
--------------------------------------------------------------------------------
Robert Half International, Inc.                        306,300        8,282,352
--------------------------------------------------------------------------------
Stericycle, Inc. 1                                     361,800       21,490,920
                                                                 ---------------
                                                                     58,966,989

--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--1.3%
Foster Wheeler Ltd. 1                                   20,400        3,162,408
--------------------------------------------------------------------------------
Quanta Services, Inc. 1                                386,200       10,133,888
                                                                 ---------------
                                                                     13,296,296

--------------------------------------------------------------------------------
MACHINERY--1.4%
Oshkosh Truck Corp.                                    318,700       15,061,762
--------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS--1.1%
Fastenal Co.                                           287,200       11,608,624
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--22.4%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--2.9%
F5 Networks, Inc. 1                                    372,300       10,617,996
--------------------------------------------------------------------------------
QUALCOMM, Inc.                                         266,500       10,486,775
--------------------------------------------------------------------------------
Research in Motion Ltd. 1                               77,600        8,799,840
                                                                 ---------------
                                                                     29,904,611

--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--1.1%
Network Appliance, Inc. 1                              465,300       11,613,888
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--3.2%
Amphenol Corp., Cl. A                                  385,100       17,857,087
--------------------------------------------------------------------------------
Trimble Navigation Ltd. 1                              515,800       15,597,792
                                                                 ---------------
                                                                     33,454,879

--------------------------------------------------------------------------------
IT SERVICES--6.3%
Affiliated Computer Services, Inc., Cl. A 1            448,400       20,222,840
--------------------------------------------------------------------------------
Cognizant Technology Solutions Corp. 1                 572,600       19,434,044
--------------------------------------------------------------------------------
SAIC, Inc. 1                                           897,900       18,065,748
--------------------------------------------------------------------------------
VeriFone Holdings, Inc. 1                              373,400        8,681,550
                                                                 ---------------
                                                                     66,404,182

                                                        SHARES            VALUE
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--3.3%
FormFactor, Inc. 1                                     385,800   $   12,769,980
--------------------------------------------------------------------------------
KLA-Tencor Corp.                                       278,900       13,431,824
--------------------------------------------------------------------------------
Varian Semiconductor
Equipment Associates, Inc. 1                           226,750        8,389,750
                                                                 ---------------
                                                                     34,591,554

--------------------------------------------------------------------------------
SOFTWARE--5.6%
Amdocs Ltd. 1                                          472,800       16,297,416
--------------------------------------------------------------------------------
Ansys, Inc. 1                                          263,700       10,933,002
--------------------------------------------------------------------------------
Autodesk, Inc. 1                                       286,400       14,251,264
--------------------------------------------------------------------------------
FactSet Research Systems, Inc.                         307,950       17,152,815
                                                                 ---------------
                                                                     58,634,497

--------------------------------------------------------------------------------
MATERIALS--2.3%
--------------------------------------------------------------------------------
CHEMICALS--0.5%
PPG Industries, Inc.                                    75,200        5,281,296
--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS--0.5%
Vulcan Materials Co.                                    64,600        5,109,214
--------------------------------------------------------------------------------
METALS & MINING--1.3%
Allegheny Technologies, Inc.                            81,200        7,015,680
--------------------------------------------------------------------------------
Titanium Metals Corp.                                  236,600        6,258,070
                                                                 ---------------
                                                                     13,273,750

--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--2.6%
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--2.6%
Crown Castle International Corp. 1                     666,760       27,737,216
--------------------------------------------------------------------------------
UTILITIES--1.3%
--------------------------------------------------------------------------------
GAS UTILITIES--1.3%
Questar Corp.                                          247,400       13,384,340
                                                                 ---------------
Total Common Stocks (Cost $869,013,824)                           1,011,375,466

--------------------------------------------------------------------------------
INVESTMENT COMPANIES--3.4%
--------------------------------------------------------------------------------
Oppenheimer Institutional
Money Market Fund,
Cl. E, 5.03% 2,3
(Cost $35,791,815)                                  35,791,815       35,791,815

--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $904,805,639)                                       99.8%   1,047,167,281
--------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                            0.2        2,544,220
                                              ----------------------------------
NET ASSETS                                               100.0%  $1,049,711,501
                                              ==================================

INDUSTRY CLASSIFICATIONS ARE UNAUDITED.


                         8 | OPPENHEIMER MIDCAP FUND/VA

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. Rate shown is the 7-day yield as of December 31, 2007.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2007, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                                SHARES            GROSS            GROSS              SHARES
                                                     DECEMBER 31, 2006        ADDITIONS       REDUCTIONS   DECEMBER 31, 2007
----------------------------------------------------------------------------------------------------------------------------
Blaze Network Products, Inc., 8% Cv., Series D               1,147,862               --        1,147,862                  --
Oppenheimer Institutional Money Market Fund, Cl. E          19,997,273      493,691,450      477,896,908          35,791,815

                                                                                                DIVIDEND            REALIZED
                                                                                  VALUE           INCOME                LOSS
----------------------------------------------------------------------------------------------------------------------------
Blaze Network Products, Inc., 8% Cv., Series D                           $           --   $           --     $     7,343,506
Oppenheimer Institutional Money Market Fund, Cl. E                           35,791,815        1,164,775                  --
                                                                         ---------------------------------------------------
                                                                         $   35,791,815   $    1,164,775     $     7,343,506
                                                                         ===================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         9 | OPPENHEIMER MIDCAP FUND/VA

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments, at value--see accompanying statement of
investments:
Unaffiliated companies (cost $869,013,824)                      $ 1,011,375,466
Affiliated companies (cost $35,791,815)                              35,791,815
                                                                ----------------
                                                                  1,047,167,281
--------------------------------------------------------------------------------
Cash                                                                     46,743
--------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest sold                                    7,379,277
Dividends                                                             1,601,641
Other                                                                    25,706
                                                                ----------------
Total assets                                                      1,056,220,648

--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                 5,960,244
Shares of beneficial interest redeemed                                  332,943
Shareholder communications                                              138,049
Distribution and service plan fees                                       31,125
Trustees' compensation                                                   16,629
Transfer and shareholder servicing agent fees                             1,760
Other                                                                    28,397
                                                                ----------------
Total liabilities                                                     6,509,147

--------------------------------------------------------------------------------
NET ASSETS                                                      $ 1,049,711,501
                                                                ================

--------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------
Par value of shares of beneficial interest                      $        19,427
--------------------------------------------------------------------------------
Additional paid-in capital                                        1,369,552,661
--------------------------------------------------------------------------------
Accumulated net investment loss                                         (16,629)
--------------------------------------------------------------------------------
Accumulated net realized loss on investments                       (462,205,600)
--------------------------------------------------------------------------------
Net unrealized appreciation on investments                          142,361,642
                                                                ----------------
NET ASSETS                                                      $ 1,049,711,501
                                                                ================

--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------
Non-Service Shares:
Net asset value, redemption price per share and offering
price per share (based on net assets of $1,002,441,469 and
18,538,421 shares of beneficial interest outstanding)           $         54.07
--------------------------------------------------------------------------------
Service Shares:
Net asset value, redemption price per share and offering
price per share (based on net assets of $47,270,032 and
888,124 shares of beneficial interest outstanding)              $         53.22

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         10 | OPPENHEIMER MIDCAP FUND/VA

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends:
Unaffiliated companies                                          $     5,961,493
Affiliated companies                                                  1,164,775
--------------------------------------------------------------------------------
Interest                                                                    828
                                                                ----------------
Total investment income                                               7,127,096

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fees                                                       7,411,075
--------------------------------------------------------------------------------
Distribution and service plan fee--Service shares                       123,553
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Non-Service shares                                                       10,159
Service shares                                                           10,022
--------------------------------------------------------------------------------
Shareholder communications:
Non-Service shares                                                       73,863
Service shares                                                            3,414
--------------------------------------------------------------------------------
Trustees' compensation                                                   25,204
--------------------------------------------------------------------------------
Custodian fees and expenses                                               6,065
--------------------------------------------------------------------------------
Administration service fees                                               1,500
--------------------------------------------------------------------------------
Other                                                                    55,404
                                                                ----------------
Total expenses                                                        7,720,259
Less reduction to custodian expenses                                       (178)
Less waivers and reimbursements of expenses                             (22,246)
                                                                ----------------
Net expenses                                                          7,697,835

--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                    (570,739)

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain (loss) on:
Investments:
   Unaffiliated companies                                           194,220,760
   Affiliated companies                                              (7,343,506)
                                                                ----------------
Net realized gain                                                   186,877,254
--------------------------------------------------------------------------------
Net change in unrealized appreciation on investments               (117,202,651)

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $    69,103,864
                                                                ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         11 | OPPENHEIMER MIDCAP FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                             2007              2006
-------------------------------------------------------------------------------------------
OPERATIONS
-------------------------------------------------------------------------------------------
Net investment loss                                      $      (570,739)  $      (641,546)
-------------------------------------------------------------------------------------------
Net realized gain                                            186,877,254       123,157,163
-------------------------------------------------------------------------------------------
Net change in unrealized appreciation                       (117,202,651)      (84,577,802)
                                                         ----------------------------------
Net increase in net assets resulting from operations          69,103,864        37,937,815

-------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Non-Service shares                                          (118,530,501)     (210,102,500)
Service shares                                                (2,801,818)        9,672,618
                                                         ----------------------------------
                                                            (121,332,319)     (200,429,882)

-------------------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------------------
Total decrease                                               (52,228,455)     (162,492,067)
-------------------------------------------------------------------------------------------
Beginning of period                                        1,101,939,956     1,264,432,023
                                                         ----------------------------------
End of period (including accumulated net investment
loss of $16,629 and $23,075, respectively)               $ 1,049,711,501   $ 1,101,939,956
                                                         ==================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         12 | OPPENHEIMER MIDCAP FUND/VA

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES   YEAR ENDED DECEMBER 31,           2007                2006             2005            2004            2003
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $     50.85         $     49.39       $    43.97     $     36.71     $     29.23
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                           (.02) 1             (.02) 1          (.12) 1         (.15) 1         (.15)
Net realized and unrealized gain                       3.24                1.48             5.54            7.41            7.63
                                                ------------------------------------------------------------------------------------
Total from investment operations                       3.22                1.46             5.42            7.26            7.48
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $     54.07         $     50.85       $    49.39     $     43.97     $     36.71
                                                ====================================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                     6.33%               2.96%           12.33%          19.78%          25.59%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)        $ 1,002,442         $ 1,054,809       $1,227,881     $ 1,209,459     $ 1,113,743
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)               $ 1,045,592         $ 1,135,831       $1,177,979     $ 1,124,874     $ 1,041,584
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income (loss)                          (0.04)%             (0.04)%          (0.26)%         (0.39)%         (0.43)%
Total expenses                                         0.69% 4,5,6         0.69% 4,5        0.69% 6         0.69% 6         0.70% 6
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 112%                 56%              32%             53%            154%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

      Year Ended December 31, 2007          0.69%
      Year Ended December 31, 2006          0.69%

5. Voluntary waiver or reimbursement of indirect management fees less than 0.005%.

6. Reduction to custodian expenses less than 0.005%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         13 | OPPENHEIMER MIDCAP FUND/VA

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

SERVICE SHARES   YEAR ENDED DECEMBER 31,               2007                2006             2005            2004            2003
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $    50.19          $    48.87       $    43.64      $    36.54      $    29.13
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                           (.17) 1             (.16) 1          (.25) 1         (.27) 1           -- 2
Net realized and unrealized gain                       3.20                1.48             5.48            7.37            7.41
                                                 -----------------------------------------------------------------------------------
Total from investment operations                       3.03                1.32             5.23            7.10            7.41
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $    53.22          $    50.19       $    48.87      $    43.64      $    36.54
                                                 ===================================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                     6.04%               2.70%           11.99%          19.43%          25.44%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)         $   47,270          $   47,131       $   36,551      $   24,151      $   11,698
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $   49,421          $   44,273       $   28,798      $   17,579      $    3,858
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment loss                                   (0.31)%             (0.33)%          (0.54)%         (0.68)%         (0.72)%
Total expenses                                         0.96% 5,6,7         0.97% 5,6        0.97% 7         0.99% 7         0.95% 7
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 112%                 56%              32%             53%            154%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

       Year Ended December 31, 2007         0.96%
       Year Ended December 31, 2006         0.97%

6. Voluntary waiver or reimbursement of indirect management fees less than 0.005%.

7. Reduction to custodian expenses less than 0.005%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         14 | OPPENHEIMER MIDCAP FUND/VA

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer MidCap Fund/VA (the "Fund"), is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation by investing in "growth type" companies. The Fund's investment adviser is OppenheimerFunds, Inc. (the "Manager").

      The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the closing price reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Shares of a registered investment company that are not traded on an exchange are valued at the acquired investment company's net asset value per share. "Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

--------------------------------------------------------------------------------
INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. The Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.


                         15 | OPPENHEIMER MIDCAP FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund's tax return filings remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                 NET UNREALIZED
                                                                   APPRECIATION
                                                               BASED ON COST OF
  UNDISTRIBUTED    UNDISTRIBUTED          ACCUMULATED      SECURITIES AND OTHER
  NET INVESTMENT       LONG-TERM                 LOSS   INVESTMENTS FOR FEDERAL
  INCOME                    GAIN   CARRYFORWARD 1,2,3       INCOME TAX PURPOSES
  -----------------------------------------------------------------------------
  $--                        $--         $459,692,448              $139,848,481

1. As of December 31, 2007, the Fund had $459,692,448 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2007, details of the capital loss carryforwards were as follows:

                 EXPIRING
                 --------------------------
                 2009          $229,467,626
                 2010           230,224,822
                               ------------
                 Total         $459,692,448
                               ============

2. During the fiscal year ended December 31, 2007, the Fund utilized $189,103,306 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended December 31, 2006, the Fund utilized $104,242,991 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for December 31, 2007. Net assets of the Fund were unaffected by the reclassifications.

                            REDUCTION TO
                         ACCUMULATED NET
  REDUCTION TO           INVESTMENT LOSS
  PAID-IN CAPITAL         ON INVESTMENTS
  --------------------------------------
  $577,185                      $577,185

No distributions were paid during the years ended December 31, 2007 and December 31, 2006.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2007 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.


                         16 | OPPENHEIMER MIDCAP FUND/VA

        Federal tax cost of securities         $907,318,800
                                               =============

        Gross unrealized appreciation          $186,226,450
        Gross unrealized depreciation           (46,377,969)
                                               -------------
        Net unrealized appreciation            $139,848,481
                                               =============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Market discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.


                         17 | OPPENHEIMER MIDCAP FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                  YEAR ENDED DECEMBER 31, 2007    YEAR ENDED DECEMBER 31, 2006
                                       SHARES           AMOUNT        SHARES            AMOUNT
-----------------------------------------------------------------------------------------------
NON-SERVICE SHARES
Sold                                1,842,068    $  99,805,796     1,908,858    $   96,341,176
Redeemed                           (4,045,787)    (218,336,297)   (6,030,134)     (306,443,676)
                                  -------------------------------------------------------------
Net decrease                       (2,203,719)   $(118,530,501)   (4,121,276)   $ (210,102,500)
                                  =============================================================

-----------------------------------------------------------------------------------------------
SERVICE SHARES
Sold                                  158,587    $   8,425,522       330,109    $   16,552,889
Redeemed                             (209,531)     (11,227,340)     (138,912)       (6,880,271)
                                  -------------------------------------------------------------
Net increase (decrease)               (50,944)   $  (2,801,818)      191,197    $    9,672,618
                                  =============================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 31, 2007, were as follows:

                                            PURCHASES             SALES
        ---------------------------------------------------------------
        Investment securities          $1,202,093,624    $1,340,184,548

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

             FEE SCHEDULE
             --------------------------------------
             Up to $200 million               0.75%
             Next $200 million                0.72
             Next $200 million                0.69
             Next $200 million                0.66
             Next $700 million                0.60
             Over $1.5 billion                0.58

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services ("OFS"), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended December 31, 2007, the Fund paid $20,166 to OFS for services to the Fund.

      Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 per class, for class level assets of $10 million or more. Each class is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FOR SERVICE SHARES. The Fund has adopted a Distribution and Service Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the "Distributor"), for distribution related services, personal service and account maintenance for the Fund's Service shares. Under the Plan, payments are made periodically at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract


                         18 | OPPENHEIMER MIDCAP FUND/VA
owners that hold Service shares. These fees are paid out of the Fund's assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

      The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF. During the year ended December 31, 2007, the Manager waived $22,246 for IMMF management fees.

--------------------------------------------------------------------------------
5. RECENT ACCOUNTING PRONOUNCEMENT

In September 2006, Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of December 31, 2007, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.


                         19 | OPPENHEIMER MIDCAP FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER MIDCAP FUND/VA:

We have audited the accompanying statement of assets and liabilities of Oppenheimer MidCap Fund/VA (the "Fund"), a series of Oppenheimer Variable Account Funds, including the statement of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
February 13, 2008


                         20 | OPPENHEIMER MIDCAP FUND/VA

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2008, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2007. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                         21 | OPPENHEIMER MIDCAP FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                         22 | OPPENHEIMER MIDCAP FUND/VA

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Trustees (the "Board"), including a majority of the independent Trustees, is required to determine whether to renew the Fund's investment advisory agreement (the "Agreement"). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

      The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager's services, (ii) the investment performance of the Fund and the Manager,
(iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. Outlined below is a summary of the principal information considered by the Board as well as the Board's conclusions.

      The Board was aware that there are alternatives to retaining the Manager.

      NATURE, QUALITY AND EXTENT OF SERVICES. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager's key personnel who provide such services. The Manager's duties include providing the Fund with the services of the portfolio manager and the Manager's investment team, who provide research, analysis and other advisory services in regard to the Fund's investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund's investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund's operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund's shares. The Manager also provides the Fund with office space, facilities and equipment.

      The Board also considered the quality of the services provided and the quality of the Manager's resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager's administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager's key personnel and the size and functions of its staff providing investment management services to the Fund. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Richard Royce and the Manager's Growth investment team and analysts. Mr. Royce has been a portfolio manager of the Fund since June 2007. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. In light of the foregoing, the Board concluded that the Fund benefits from the services provided under the Agreement as a result of the Manager's experience, reputation, personnel, operations, and resources.


                         23 | OPPENHEIMER MIDCAP FUND/VA

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited / Continued
--------------------------------------------------------------------------------

      INVESTMENT PERFORMANCE OF THE MANAGER AND THE FUND. During the year, the Manager provided information on the investment performance of the Fund and the Manager at each Board meeting, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund's historical performance to relevant market indices and to the performance of other mid-cap growth funds underlying variable insurance products. The Board noted that the Fund's three-year performance was better than its peer group median although its one-year, five-year and ten-year performance were below its peer group median. The Board also noted, however, that the Manager recently changed the portfolio management team responsible for the investment performance of the Fund and that the Fund's underperformance is not attributable to the new management team. The Board considered it reasonable to permit the new portfolio management team to develop its own performance record.

      COSTS OF SERVICES AND PROFITS REALIZED BY THE MANAGER. The Board considered information regarding the Manager's costs in serving as the Fund's investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager's profitability from its relationship with the Fund. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other mid-cap growth funds underlying variable insurance products. The Board noted that the Fund's contractual and actual management fees are lower than its peer group median.

      ECONOMIES OF SCALE. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund's assets grow.

      OTHER BENEFITS TO THE MANAGER. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager's affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders.

      CONCLUSIONS. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees' counsel are both independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement for another year. In arriving at this decision, the Board considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.


                         24 | OPPENHEIMER MIDCAP FUND/VA

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH THE   Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of
FUND, LENGTH OF SERVICE, AGE      Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES              THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL, COLORADO
                                  80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR HER RESIGNATION,
                                  RETIREMENT, DEATH OR REMOVAL.

WILLIAM L. ARMSTRONG,             President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company
Chairman of the Board of          (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso
Trustees (since 2003),            Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman,
Trustee (since 1999)              Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas
Age: 70                           drilling/production company) (since 1992), Campus Crusade for Christ (non-profit) (since 1991);
                                  Former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization)
                                  (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc.
                                  (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency)
                                  (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004),
                                  Storage Technology Corporation (computer equipment company) (1991-2003) and International Family
                                  Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees
                                  39 portfolios in the OppenheimerFunds complex.

GEORGE C. BOWEN,                  Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April
Trustee (since 1999)              1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999);
Age: 71                           Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr.
                                  Bowen held several positions with the Manager and with subsidiary or affiliated companies of the
                                  Manager (September 1987-April 1999). Oversees 39 portfolios in the OppenheimerFunds complex.

EDWARD L. CAMERON,                Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-May 2006);
Trustee (since 1999)              Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price
Age: 69                           Waterhouse LLP Global Investment Management Industry Services Group (financial services firm)
                                  (July 1994-June 1998). Oversees 39 portfolios in the OppenheimerFunds complex.

JON S. FOSSEL,                    Director of UNUMProvident (insurance company) (since June 2002); Director of Northwestern Energy
Trustee (since 1990)              Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals
Age: 66                           (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization)
                                  (February 1998-February 2003 and since February 2005); Chairman and Director (until October 1996)
                                  and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief
                                  Executive Officer and Director of the following: Oppenheimer Acquisition Corp. ("OAC") (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services,
                                  Inc. (until October 1995). Oversees 39 portfolios in the OppenheimerFunds complex.

SAM FREEDMAN,                     Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held
Trustee (since 1996)              several positions with the Manager and with subsidiary or affiliated companies of the Manager
Age: 67                           (until October 1994). Oversees 39 portfolios in the OppenheimerFunds complex.

BEVERLY L. HAMILTON,              Trustee of Monterey Institute for International Studies (educational organization) (since February
Trustee (since 2002)              2000); Board Member of Middlebury College (educational organization) (since December 2005);
Age: 61                           Director of The California Endowment (philanthropic organization) (since April 2002); Director
                                  (February 2002-2005) and Chairman of Trustees (since 2006) of the Community Hospital of Monterey
                                  Peninsula; Director (October 1991-2005) and Vice Chairman (since 2006) of American Funds' Emerging
                                  Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February
                                  1991-April 2000); Member of the investment committees of The Rockefeller Foundation (since 2001)
                                  and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston's Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual
                                  Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund
                                  (investment company) (April 1989-June 2004); Member of the investment committee of Hartford
                                  Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 39 portfolios in the OppenheimerFunds complex.


                         25 | OPPENHEIMER MIDCAP FUND/VA

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
ROBERT J. MALONE,                 Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University
Trustee (since 2002)              (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director
Age: 63                           of Steele Street State Bank (commercial banking) (since August 2003); Director of Colorado
                                  UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation
                                  (non-profit organization) (since 2000); Former Chairman of U.S. Bank- Colorado (subsidiary of U.S.
                                  Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial
                                  Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc.
                                  (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February
                                  2004). Oversees 39 portfolios in the OppenheimerFunds complex.

F. WILLIAM MARSHALL, JR.,         Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company)
Trustee (since 2001)              (since 1996) and MML Series Investment Fund (investment company) (since 1996); Trustee of
Age: 65                           Worcester Polytech Institute (since 1985); Chairman (since 1994) of the Investment Committee of the Worcester Polytech Institute (private university); President and Treasurer of the SIS Funds
                                  (private charitable fund) (since January 1999); Chairman of SIS & Family Bank, F.S.B. (formerly
                                  SIS Bank) (commercial bank) (January 1999-July 1999); and Executive Vice President of Peoples
                                  Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999). Oversees 41 portfolios in the OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW YORK,
AND OFFICER                       NEW YORK 10281-1008. MR. MURPHY SERVES AS A TRUSTEE FOR AN INDEFINITE TERM, OR UNTIL HIS
                                  RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER FOR AN INDEFINITE TERM, OR UNTIL HIS
                                  RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR. MURPHY IS AN INTERESTED TRUSTEE DUE TO HIS
                                  POSITIONS WITH OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

JOHN V. MURPHY,                   Chairman, Chief Executive Officer and Director of the Manager (since June 2001); President of the
Trustee, President and            Manager (September 2000-March 2007); President and director or trustee of other Oppenheimer funds;
Principal Executive Officer       President and Director of Oppenheimer Acquisition Corp. ("OAC") (the Manager's parent holding
(since 2001)                      company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager)
Age: 58                           (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager)
                                  (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of
                                  Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July
                                  2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management
                                  Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since
                                  November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since
                                  July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real
                                  Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company
                                  (OAC's parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007)
                                  and Member of the Investment Company Institute's Board of Governors (since October 2003). Oversees
                                  102 portfolios in the OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS OF                 THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS. ROYCE, ZACK,
THE FUND                          GILLESPIE AND MS. BLOOMBERG, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NEW YORK
                                  10281-1008, FOR MESSRS. VANDEHEY, WIXTED, PETERSEN, SZILAGYI AND MS. IVES, 6803 S. TUCSON WAY,
                                  CENTENNIAL, COLORADO 80112-3924. EACH OFFICER SERVES FOR AN INDEFINITE TERM OR UNTIL HIS OR HER
                                  RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

RICHARD ROYCE,                    Prior to joining the Manager in 2007, Vice President, co-portfolio manager and technology and
Vice President and Portfolio      media analyst at JP Morgan Asset Management (November 1998-April 2007). Prior to that, an
Manager (since 2007)              investment analyst at Mark Asset Management. A portfolio manager and officer of 2 portfolios in
Age: 42                           the OppenheimerFunds complex.

MARK S. VANDEHEY,                 Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief
Vice President and Chief          Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and
Compliance Officer                Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor,
(since 2004)                      Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983);
Age: 57                           Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An
                                  officer of 102 portfolios in the OppenheimerFunds complex.


                         26 | OPPENHEIMER MIDCAP FUND/VA

BRIAN W. WIXTED,                  Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following:
Treasurer and Principal           HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder
Financial & Accounting            Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc.
Officer (since 1999)              (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds
Age: 48                           International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management,
                                  Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust
                                  Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999), Centennial Asset Management Corporation (March 1999-October
                                  2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

BRIAN S. PETERSEN,                Vice President of the Manager (since February 2007); Assistant Vice President of the Manager
Assistant Treasurer               (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November
(since 2004)                      1998-July 2002). An officer of 102 portfolios in the OppenheimerFunds complex.
Age: 37

BRIAN C. SZILAGYI,                Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting and
Assistant Treasurer               Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of Berger
(since 2005)                      Financial Group LLC (May 2001-March 2003). An officer of 102 portfolios in the OppenheimerFunds
Age: 37                           complex.

ROBERT G. ZACK,                   Executive Vice President (since January 2004) and General Counsel (since March 2002) of the
Vice President and Secretary      Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of
(since 2001)                      Centennial Asset Management Corporation (since December 2001); Senior Vice President and General
Age: 59                           Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General
                                  Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director
                                  (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice
                                  President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General
                                  Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since
                                  December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments,
                                  Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy
                                  Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset
                                  Management, Inc. (since November 2001); Director of OppenheimerFunds (Asia) Limited (since
                                  December 2003); Senior Vice President (May 1985-December 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

LISA I. BLOOMBERG,                Vice President and Associate Counsel of the Manager (since May 2004); First Vice President (April
Assistant Secretary               2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services,
(since 2004)                      Inc. An officer of 102 portfolios in the OppenheimerFunds complex.
Age: 40

PHILLIP S. GILLESPIE,             Senior Vice President and Deputy General Counsel of the Manager (since September 2004); First Vice
Assistant Secretary               President (2000-September 2004), Director (2000-September 2004) and Vice President (1998-2000) of
(since 2004)                      Merrill Lynch Investment Management. An officer of 102 portfolios in the OppenheimerFunds complex.
Age: 44

KATHLEEN T. IVES,                 Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since October 2003)
Assistant Secretary               of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the
(since 2001)                      Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003);
Age: 42                           Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant
                                  Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since
                                  December 2001); Assistant Counsel of the Manager (August 1994-October 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING 1.800.981.2871.


                         27 | OPPENHEIMER MIDCAP FUND/VA




DECEMBER 31, 2007

--------------------------------------------------------------------------------

                                                                 Management
      Oppenheimer                                               Commentaries
      High Income Fund/VA                                           and
      A Series of Oppenheimer Variable Account Funds            Annual Report

--------------------------------------------------------------------------------

      MANAGEMENT COMMENTARIES

            Listing of Top Holdings

      ANNUAL REPORT                               [GRAPHIC]

            Fund Performance Discussion

            Listing of Investments

            Financial Statements

                                                  [LOGO] OPPENHEIMERFUNDS(R)
                                                         The Right Way to Invest

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. For the fiscal year ended December 31, 2007, Oppenheimer High Income Fund/VA fell short of expectations and underperformed its benchmark, the Merrill Lynch High Yield Master Index. While we attribute these disappointing short-term results to a few factors, the most significant detractor to the Fund's performance stemmed from the adverse market conditions that defined the second half of the Fund's fiscal year.

      While the year began with reasonably good returns in the high-yield sector, performance deteriorated as investors became increasingly concerned over growing troubles in the sub-prime mortgage market. By July, investors responded by demanding ever-widening risk premiums, showing little or no interest in riskier fixed-income assets. Liquidity conditions worsened, and investors' overall aversion to risk drove values in the high-yield sector lower. By year-end, the spread, or difference, between yields on high-yield bonds and those of like-maturity Treasuries widened to a historic high of approximately 600 basis points, or 6%. For the reporting period, the lowest-rated high-yield bonds underperformed, but not much performance advantage could be found in higher-quality high-yield issues. Instead, investors focused on whether a bond was associated with the financial sector--the area of the market hardest hit by the sub-prime mortgage collapse. These adverse conditions placed sufficient pressure on the Fund's core universe of eligible securities to compress our returns as well. Although the Fund had performed quite well through mid-October, 2007, outranking the majority of its peers, the pressure we faced late in the period was significant enough to eradicate many of our previous gains.

      Next, our decision to emphasize longer-duration financials presented a disproportionate level of risk due to market conditions that we could not have foreseen, and thus detracted from returns. The spread widening that occurred in financials, especially in longer-dated names, resulted in such price pressure it was difficult, if not impossible, to recoup those losses through other holdings over such a concentrated period of time. Ironically, many of the financial names we owned this period were of superior credit quality within the high-yield bond arena. In fact, most of the risk relative to the benchmark we added to the Fund's portfolio this year was through the highest quality high-yield securities. However, in an environment where a bond's credit quality had less of an impact on market perception than its sector affiliation, our exposure to financial bonds--regardless of their higher credit-quality profiles--hurt us. Similarly, our decision to significantly increase our exposure to commercial mortgage-backed securities (CMBS), where we perceived adequate compensation relative to risk, detracted from returns.

      While returns overall were disappointing, a few factors worked in our favor, thereby curbing the Fund's losses. Our decision to hold bonds issued in the metals and minerals sector supported returns, as these companies benefited from a global infrastructure boom, rising commodity prices and favorable industry consolidation. Our long position in health care securities, an area of the market which tends to benefit from its low sensitivity to changes in economic fundamentals, also helped. Our overweighted exposure to chemicals, which continue to benefit from industry consolidation, made a positive impact to returns. Meanwhile, our underweight in housing, which suffered significant write-downs, land-impairment charges, cancellations and increasing inventories during this reporting period, also helped the Fund.

      Although returns suffered in the final weeks of the Fund's fiscal year, we maintain a decidedly optimistic outlook for the Fund. First, while the Fund's losses late in the period were pronounced, they occurred over a concentrated, short timeframe. Because we manage the portfolio's securities based on a long-term investment horizon, we are confident that the Fund's potential to deliver consistent, competitive performance over time has not been materially impaired by this recent dislocation in the markets.

      Next, we believe that our active management strategies over the fiscal year position the Fund favorably for the long term. We successfully improved the Fund's overall credit quality over the course of the reporting period, a decision that we believe will benefit the Fund over time regardless of macro trends. Similarly, this year we effectively rotated the portfolio's sector exposures so as to allocate risk to those sectors that appear undervalued currently and that offer potential for healthy appreciation.

      Overall, we are convinced that as the credit cycle continues to play out over the next 12 to 18 months, our overall emphasis on higher credit quality will reward us, particularly given the current level of uncertainty in the markets and investors' overall aversion to risk, which is not likely to unravel overnight. Our focus remains on very short-dated cash flows that, in our opinion, offer the potential for lower price volatility, lower refinancing risk and attractive coupons. We trust that our unwavering focus on higher quality credits, driven by our disciplined, bottom-up security-analysis and selection process, engender an optimistic long-term outlook for the Fund and, together, form a keystone of THE RIGHT WAY TO INVEST.


                       3 | OPPENHEIMER HIGH INCOME FUND/VA

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2007. In the case of Non-Service shares, performance is measured over a ten-year period. In the case of Service shares, performance is measured from inception of the class on September 18, 2001. In the case of Class 3 and Class 4 shares, performance is measured from inception of the classes on May 1, 2007. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

      The Fund's performance is compared to the performance of the Merrill Lynch High Yield Master Index, an unmanaged index of U.S. corporate and government bonds that is a measure of the performance of the high-yield corporate bond market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                       4 | OPPENHEIMER HIGH INCOME FUND/VA

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

NON-SERVICE SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer High Income Fund/VA (Non-Service)
      Merrill Lynch High Yield Master Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 Oppenheimer High Income   Merrill Lynch High
                  Fund/VA (Non-Service)    Yield Master Index

12/31/1997              $10,000                  $10,000
03/31/1998              $10,395                  $10,279
06/30/1998              $10,476                  $10,451
09/30/1998              $ 9,730                  $10,077
12/31/1998              $10,030                  $10,366
03/31/1999              $10,382                  $10,478
06/30/1999              $10,412                  $10,549
09/30/1999              $10,295                  $10,417
12/31/1999              $10,461                  $10,529
03/31/2000              $10,319                  $10,339
06/30/2000              $10,395                  $10,404
09/30/2000              $10,526                  $10,545
12/31/2000              $10,069                  $10,130
03/31/2001              $10,496                  $10,759
06/30/2001              $10,268                  $10,623
09/30/2001              $ 9,678                  $10,188
12/31/2001              $10,268                  $10,759
03/31/2002              $10,329                  $10,960
06/30/2002              $ 9,902                  $10,292
09/30/2002              $ 9,541                  $ 9,971
12/31/2002              $10,022                  $10,636
03/31/2003              $10,561                  $11,369
06/30/2003              $11,499                  $12,469
09/30/2003              $11,802                  $12,784
12/31/2003              $12,423                  $13,531
03/31/2004              $12,614                  $13,834
06/30/2004              $12,629                  $13,712
09/30/2004              $13,060                  $14,348
12/31/2004              $13,537                  $14,988
03/31/2005              $13,341                  $14,773
06/30/2005              $13,604                  $15,171
09/30/2005              $13,718                  $15,308
12/31/2005              $13,850                  $15,409
03/31/2006              $14,215                  $15,852
06/30/2006              $14,180                  $15,876
09/30/2006              $14,605                  $16,514
12/31/2006              $15,155                  $17,206
03/31/2007              $15,501                  $17,663
06/30/2007              $15,634                  $17,722
09/30/2007              $15,692                  $17,775
12/31/2007              $15,140                  $17,580

AVERAGE ANNUAL TOTAL RETURNS OF NON-SERVICE SHARES OF THE FUND AT 12/31/07

1-Year -0.10%   5-Year 8.60%   10-Year 4.23%

SERVICE SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer High Income Fund/VA (Service)
      Merrill Lynch High Yield Master Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 Oppenheimer High Income   Merrill Lynch High
                    Fund/VA (Service)      Yield Master Index

09/18/2001               $10,000                 $10,000
09/30/2001               $ 9,583                 $10,000
12/31/2001               $10,167                 $10,560
03/31/2002               $10,225                 $10,758
06/30/2002               $ 9,789                 $10,103
09/30/2002               $ 9,432                 $ 9,787
12/31/2002               $ 9,895                 $10,440
03/31/2003               $10,436                 $11,160
06/30/2003               $11,350                 $12,239
09/30/2003               $11,649                 $12,549
12/31/2003               $12,249                 $13,282
03/31/2004               $12,437                 $13,579
06/30/2004               $12,437                 $13,459
09/30/2004               $12,862                 $14,083
12/31/2004               $13,319                 $14,712
03/31/2005               $13,116                 $14,500
06/30/2005               $13,359                 $14,891
09/30/2005               $13,472                 $15,026
12/31/2005               $13,586                 $15,125
03/31/2006               $13,931                 $15,560
06/30/2006               $13,896                 $15,583
09/30/2006               $14,298                 $16,210
12/31/2006               $14,839                 $16,889
03/31/2007               $15,163                 $17,337
06/30/2007               $15,275                 $17,395
09/30/2007               $15,331                 $17,447
12/31/2007               $14,769                 $17,256

AVERAGE ANNUAL TOTAL RETURNS OF SERVICE SHARES OF THE FUND AT 12/31/07

1-Year -0.47%   5-Year 8.34%   Since Inception (9/18/01) 6.40%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL US AT 1.800.981.2871. THE FUND'S TOTAL RETURNS SHOULD NOT BE EXPECTED TO BE THE SAME AS THE RETURNS OF OTHER FUNDS, WHETHER OR NOT BOTH FUNDS HAVE THE SAME PORTFOLIO MANAGERS AND/OR SIMILAR NAMES. THE FUND'S TOTAL RETURNS DO NOT INCLUDE THE CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT PRODUCTS THAT OFFER THIS FUND. SUCH PERFORMANCE WOULD HAVE BEEN LOWER IF SUCH CHARGES WERE TAKEN INTO ACCOUNT.


                       5 | OPPENHEIMER HIGH INCOME FUND/VA

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS 3 SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer High Income Fund/VA (Class 3)
      Merrill Lynch High Yield Master Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 Oppenheimer High Income   Merrill Lynch High
                    Fund/VA (Class 3)      Yield Master Index

05/01/2007               $10,000                 $10,000
06/30/2007               $ 9,952                 $ 9,900
09/30/2007               $10,000                 $ 9,930
12/31/2007               $ 9,661                 $ 9,821

ANNUAL TOTAL RETURNS OF CLASS 3 SHARES OF THE FUND AT 12/31/07

1-Year N/A   5-Year N/A   Since Inception (5/1/07) -3.39%

CLASS 4 SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer High Income Fund/VA (Class 4)
      Merrill Lynch High Yield Master Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 Oppenheimer High Income   Merrill Lynch High
                    Fund/VA (Class 4)      Yield Master Index

05/01/2007               $10,000                 $10,000
06/30/2007               $ 9,939                 $ 9,900
09/30/2007               $10,012                 $ 9,930
12/31/2007               $ 9,649                 $ 9,821

AVERAGE ANNUAL TOTAL RETURNS OF CLASS 4 SHARES OF THE FUND AT 12/31/07

1-Year N/A   5-Year N/A   Since Inception (5/1/07) -3.51%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL US AT 1.800.981.2871. THE FUND'S TOTAL RETURNS SHOULD NOT BE EXPECTED TO BE THE SAME AS THE RETURNS OF OTHER FUNDS, WHETHER OR NOT BOTH FUNDS HAVE THE SAME PORTFOLIO MANAGERS AND/OR SIMILAR NAMES. THE FUND'S TOTAL RETURNS DO NOT INCLUDE THE CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT PRODUCTS THAT OFFER THIS FUND. SUCH PERFORMANCE WOULD HAVE BEEN LOWER IF SUCH CHARGES WERE TAKEN INTO ACCOUNT.


                       6 | OPPENHEIMER HIGH INCOME FUND/VA

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2007.

ACTUAL EXPENSES. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

------------------------------------------------------------------------------------------
                                     BEGINNING      ENDING              EXPENSES
                                     ACCOUNT        ACCOUNT             PAID DURING
                                     VALUE          VALUE               6 MONTHS ENDED
ACTUAL                               JULY 1, 2007   DECEMBER 31, 2007   DECEMBER 31, 2007
------------------------------------------------------------------------------------------
Non-Service Shares                   $1,000.00      $ 968.30            $3.68
------------------------------------------------------------------------------------------
Service Shares                        1,000.00        966.90             4.92
------------------------------------------------------------------------------------------
Class 3 Shares                        1,000.00        970.80             3.68
------------------------------------------------------------------------------------------
Class 4 Shares                        1,000.00        970.80             5.18

HYPOTHETICAL
(5% return before expenses)
------------------------------------------------------------------------------------------
Non-Service Shares                    1,000.00      1,021.48             3.78
------------------------------------------------------------------------------------------
Service Shares                        1,000.00      1,020.21             5.05
------------------------------------------------------------------------------------------
Class 3 Shares                        1,000.00      1,021.48             3.78
------------------------------------------------------------------------------------------
Class 4 Shares                        1,000.00      1,019.96             5.31

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended December 31, 2007 are as follows:

CLASS                   EXPENSE RATIOS
---------------------------------------
Non-Service Shares           0.74%
---------------------------------------
Service Shares               0.99
---------------------------------------
Class 3 Shares               0.74
---------------------------------------
Class 4 Shares               1.04

The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund's Manager that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
--------------------------------------------------------------------------------


                       7 | OPPENHEIMER HIGH INCOME FUND/VA

STATEMENT OF INVESTMENTS  December 31, 2007
--------------------------------------------------------------------------------

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--1.1%
--------------------------------------------------------------------------------
Ameriquest Mortgage Securities, Inc.,
Home Equity Mtg. Obligations, Series
2005-R10, Cl. A2B, 5.085%, 12/25/35 1            $      344,238   $     338,388
--------------------------------------------------------------------------------
Mastr Asset-Backed Securities Trust
2005-WF1, Mtg. Pass-Through
Certificates, Series 2005-WF1,
Cl. A2C, 5.105%, 6/25/35 1                              210,341         205,390
--------------------------------------------------------------------------------
Soundview Home Loan Trust
2006-OPT5, Asset-Backed Certificates,
Series 2006-OPT5, Cl. 2A2, 4.955%,
7/25/36 1                                             4,730,782       4,653,803
                                                                  --------------

Total Asset-Backed Securities
(Cost $5,252,682)                                                     5,197,581

--------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--9.3%
--------------------------------------------------------------------------------
Bear Stearns ARM Trust 2006-4, Mtg.
Pass-Through Certificates, Series 2006-4,
Cl. 2A1, 5.802%, 10/25/36 1                             116,415         117,310
--------------------------------------------------------------------------------
Citigroup/Deutsche Bank 2007-CD4
Commercial Mortgage Trust,
Commercial Mtg. Pass-Through
Certificates, Series 2007-CD4, Cl. A4,
5.322%, 12/1/49                                         670,000         669,290
--------------------------------------------------------------------------------
CitiMortgage Alternative Loan Trust
2006-A5, Real Estate Mtg. Investment
Conduit Pass-Through Certificates:
Series 2006-A5, Cl. 1A1, 5.265%,
10/25/36 1                                              358,627         340,196
Series 2006-A5, Cl. 1A13, 5.315%,
10/25/36 1                                              187,464         183,298
--------------------------------------------------------------------------------
Countrywide Alternative Loan Trust,
CMO:
Series 2004-28CB, Cl. 2A4, 5.75%,
1/25/35                                                 810,000         774,280
Series 2005-18CB, Cl. A8, 5.50%, 5/25/36                280,000         270,222
Series 2005-J1, Cl. 3A1, 6.50%, 8/25/32                 326,010         333,099
Series 2008-85CB, Cl. 2A3, 5.50%,
2/25/36                                                 210,000         199,472
--------------------------------------------------------------------------------
Countrywide Home Loans Servicing
LP, Mtg. Pass-Through Certificates:
Series 2005-HYB1, Cl. 5A1, 4.995%,
3/25/35 1                                               937,330         915,948
Series 2007-HY1, Cl. 1A1, 5.695%,
4/25/37 1                                               327,212         328,630
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Gtd. Real Estate Mtg. Investment
Conduit Multiclass Pass-Through
Certificates:
Series 2319, Cl. PZ, 6.50%, 5/15/31                     569,369         598,113
Series 2338, Cl. ZC, 6.50%, 7/15/31                     493,480         517,287
Series 2344, Cl. ZD, 6.50%, 8/15/31                     300,344         309,433
Series 2363, Cl. BZ, 6.50%, 9/15/31                     599,001         615,504
Series 2457, Cl. PE, 6.50%, 6/15/32                     513,846         533,188

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
--------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS Continued
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Interest-Only Stripped Mtg.-Backed
Security:
Series 2520, Cl. SE, 5.923%, 5/15/22 2           $      359,239   $      30,526
Series 2574, Cl. IN, 4.759%, 12/15/22 2               1,750,169         318,831
Series 2989, Cl. TS, 7.582%, 6/15/25 2                1,803,998         143,305
--------------------------------------------------------------------------------
Federal National Mortgage Assn.:
4.50%, 3/25/20                                        2,681,688       2,639,413
5%, 12/25/17-3/25/18                                  2,451,404       2,457,851
5%, 1/1/22 3                                            423,000         423,463
5%, 11/25/33 4                                        1,295,293       1,265,969
5.50%, 11/25/33-7/25/34                               4,039,022       4,040,850
5.50%, 1/1/37 3                                       2,615,000       2,612,139
5.50%, 5/25/34 4                                      2,203,978       2,205,957
6%, 1/1/22 3                                          1,160,000       1,187,006
6%, 12/25/33 5                                        2,007,012       2,042,429
--------------------------------------------------------------------------------
Federal National Mortgage Assn.,
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates,
Trust 2001-74, Cl. QE, 6%, 12/25/31                     922,882         944,749
--------------------------------------------------------------------------------
Federal National Mortgage Assn.,
Interest-Only Stripped Mtg.-Backed
Security:
Trust 2003-14, Cl. OI, 8.765%, 3/25/33 2                320,018          73,272
Trust 2003-23, Cl. ES, 5.27%, 10/25/22 2                716,961          53,118
Trust 2003-52, Cl. NS, 7.228%, 6/25/23 2                754,133          75,523
Trust 2004-65, Cl. SA, 6.455%, 5/25/23 2              1,415,359          94,638
Trust 2005-86, Cl. AI, 7.418%, 10/1/35 2                324,368          67,070
Trust 2006-33, Cl. SP, 9.425%, 5/25/36 2                491,852          45,429
Trust 2006-43, Cl. SJ, 6.146%, 6/25/36 2                998,712          74,135
Trust 334, Cl. 4, 10.696%, 7/1/33 2                     518,203         117,075
Trust 342, Cl. 2, 3.515%, 9/1/33 2                    1,208,878         283,041
--------------------------------------------------------------------------------
First Horizon Alternative Mortgage
Securities Trust 2004-FA2, Mtg. Pass-
Through Certificates, Series 2004-FA2,
Cl. 3A1, 6%, 1/25/35                                     96,358          92,750
--------------------------------------------------------------------------------
GMAC Mortgage Corp. Loan Trust,
Mtg. Pass-Through Certificates, Series
2004-J4, Cl. A7, 5.50%, 9/25/34                         190,000         181,860
--------------------------------------------------------------------------------
GSR Mortgage Loan Trust 2005-4F,
CMO, Series 2005-4F, Cl. 6A1, 6.50%,
2/25/35                                                 238,026         240,892
--------------------------------------------------------------------------------
GSR Mortgage Loan Trust 2005-AR7,
Mtg. Pass-Through Certificates,
Series 2005-AR7, Cl. 3A1, 5.152%,
11/25/35 1                                            1,512,508       1,511,307
--------------------------------------------------------------------------------
LB-UBS Commercial Mortgage Trust,
Commercial Mtg. Pass-Through
Certificates:
Series 2003-C5, Cl. A2, 3.478%, 7/15/27               2,189,000       2,169,106
Series 2007-C1, Cl. A4, 5.424%, 2/11/40                 570,000         573,569
--------------------------------------------------------------------------------
Mastr Asset Securitization Trust 2006-3,
Mtg. Pass-Through Certificates, Series
2006-3, Cl. 2A1, 5.239%, 10/25/36 1                   4,567,903       4,500,612


                       8 | OPPENHEIMER HIGH INCOME FUND/VA

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
--------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS Continued
--------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors
Trust 2007-2, Mtg. Pass-Through
Certificates, Series 2007-2, Cl. 2A1,
6.007%, 6/25/37 1                                $      442,986   $     445,443
--------------------------------------------------------------------------------
Morgan Stanley Mortgage Loan Trust
2006-AR, Mtg. Pass-Through
Certificates, Series 2006-AR, Cl. 5A3,
5.427%, 6/25/36 1                                       130,000         130,601
--------------------------------------------------------------------------------
WaMu, Mtg. Pass-Through Certificates:
Series 2006-AR12, Cl. 2A1, 5.75%,
10/25/36 1                                              487,577         484,625
Series 2006-AR8, Cl. 2A1, 6.133%,
8/25/36 1                                               505,121         505,029
--------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed
Securities 2005-AR2 Trust, Mtg.
Pass-Through Certificates, Series
2005-AR2, Cl. 2A2, 4.547%, 3/25/35 1                     66,065          65,537
--------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed
Securities 2005-AR4 Trust, Mtg.
Pass-Through Certificates, Series
2005-AR4, Cl. 2A2, 4.524%, 4/25/35 1                    107,467         106,603
--------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed
Securities 2006-AR10 Trust, Mtg.
Pass-Through Certificates, Series
2006-AR10, Cl. 4A1, 5.56%, 7/25/36 1                    220,274         221,517
--------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed
Securities 2006-AR12 Trust, Mtg.
Pass-Through Certificates, Series
2006-AR12, Cl. 2A1, 6.102%, 9/25/36 1                   395,737         396,611
--------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed
Securities 2006-AR2 Trust, Mtg.
Pass-Through Certificates, Series
2006-AR2, Cl. 2A5, 5.10%, 3/25/36 1                     457,124         453,733
--------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed
Securities 2006-AR8 Trust, Mtg.
Pass-Through Certificates, Series
2006-AR8, Cl. 1A3, 5.505%, 4/25/36 1                  3,423,472       3,431,714
                                                                  --------------
Total Mortgage-Backed Obligations
(Cost $42,845,064)                                                   43,412,568

--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES--84.4%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--25.5%
--------------------------------------------------------------------------------
AUTO COMPONENTS--1.7%
Goodyear Tire & Rubber Co. (The):
7.857% Nts., 8/15/11                                  1,250,000       1,271,875
9% Sr. Unsec. Nts., 7/1/15                              302,000         321,630
--------------------------------------------------------------------------------
Lear Corp., 8.75% Sr. Unsec. Nts.,
Series B, 12/1/16                                     5,045,000       4,616,175
--------------------------------------------------------------------------------
Stoneridge, Inc., 11.50% Sr. Nts., 5/1/12               900,000         931,500
--------------------------------------------------------------------------------
Tenneco Automotive, Inc., 10.25% Sr.
Sec. Nts., Series B, 7/15/13                            543,000         581,010
                                                                  --------------
                                                                      7,722,190

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
--------------------------------------------------------------------------------
AUTOMOBILES--2.7%
Ford Motor Credit Co., 9.75% Sr.
Unsec. Nts., 9/15/10                             $   10,000,000   $   9,547,500
--------------------------------------------------------------------------------
General Motors Acceptance Corp.,
8% Bonds, 11/1/31                                     3,390,000       2,850,553
                                                                  --------------
                                                                     12,398,053

--------------------------------------------------------------------------------
DISTRIBUTORS--0.0%
SGS International, Inc., 12% Sr. Unsec.
Sub. Nts., 12/15/13 6                                   220,000         219,175
--------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES--0.2%
Education Management LLC/Education
Management Corp., 10.25% Sr. Unsec.
Sub. Nts., 6/1/16                                       830,000         859,050
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--7.3%
CCM Merger, Inc., 8% Unsec. Nts.,
8/1/13 7                                              1,340,000       1,269,650
--------------------------------------------------------------------------------
Gaylord Entertainment Co.:
6.75% Sr. Unsec. Unsub. Nts., 11/15/14                  500,000         473,750
8% Sr. Nts., 11/15/13                                   700,000         700,000
--------------------------------------------------------------------------------
Greektown Holdings, Inc., 10.75% Sr.
Nts., 12/1/13 7                                       1,435,000       1,402,713
--------------------------------------------------------------------------------
Isle of Capri Casinos, Inc., 7% Sr.
Unsec. Sub. Nts., 3/1/14                              4,070,000       3,357,750
--------------------------------------------------------------------------------
Mandalay Resort Group, 9.375% Sr.
Sub. Nts., 2/15/10                                       41,000          42,640
--------------------------------------------------------------------------------
Mashantucket Pequot Tribe, 8.50%
Bonds, Series A, 11/15/15 7                           3,460,000       3,494,600
--------------------------------------------------------------------------------
MGM Mirage, Inc.:
6.75% Sr. Unsec. Nts., 4/1/13                           510,000         497,250
8.375% Sr. Unsec. Sub. Nts., 2/1/11                   3,200,000       3,288,000
--------------------------------------------------------------------------------
Mohegan Tribal Gaming Authority:
6.125% Sr. Unsec. Sub. Nts., 2/15/13                    780,000         766,350
6.875% Sr. Unsec. Sub. Nts., 2/15/15                    915,000         864,675
8% Sr. Sub. Nts., 4/1/12                              1,700,000       1,734,000
--------------------------------------------------------------------------------
NCL Corp., 10.625% Sr. Unsub. Nts.,
7/15/14                                                 800,000         799,000
--------------------------------------------------------------------------------
Park Place Entertainment Corp.,
7.875% Sr. Sub. Nts., 3/15/10                         1,000,000         945,000
--------------------------------------------------------------------------------
Penn National Gaming, Inc.:
6.75% Sr. Unsec. Sub. Nts., 3/1/15                      145,000         147,719
6.875% Sr. Sub. Nts., 12/1/11                           150,000         152,250
--------------------------------------------------------------------------------
Pinnacle Entertainment, Inc., 8.25%
Sr. Unsec. Sub. Nts., 3/15/12                         1,835,000       1,862,525
--------------------------------------------------------------------------------
Pokagon Gaming Authority, 10.375%
Sr. Nts., 6/15/14 7                                     610,000         658,800
--------------------------------------------------------------------------------
Station Casinos, Inc.:
6.50% Sr. Unsec. Sub. Nts., 2/1/14                    1,800,000       1,359,000
6.875% Sr. Unsec. Sub. Nts., 3/1/16                     480,000         352,800
--------------------------------------------------------------------------------
Travelport LLC, 11.875% Sr. Unsec.
Sub. Nts., 9/1/16                                     1,800,000       1,928,250
--------------------------------------------------------------------------------
Trump Entertainment Resorts, Inc.,
8.50% Sec. Nts., 6/1/15                               1,500,000       1,149,375


                       9 | OPPENHEIMER HIGH INCOME FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE Continued
Universal City Development Partners
Ltd., 11.75% Sr. Nts., 4/1/10                    $    1,000,000   $   1,037,500
--------------------------------------------------------------------------------
Vail Resorts, Inc., 6.75% Sr. Sub. Nts.,
2/15/14 6                                             1,100,000       1,089,000
--------------------------------------------------------------------------------
Wynn Las Vegas LLC/Wynn Las Vegas
Capital Corp., 6.625% Nts., 12/1/14                   4,645,000       4,586,938
                                                                  --------------
                                                                     33,959,535

--------------------------------------------------------------------------------
HOUSEHOLD DURABLES--1.4%
American Casino & Entertainment
Properties LLC, 7.85% Sr. Sec. Nts.,
2/1/12                                                1,300,000       1,339,975
--------------------------------------------------------------------------------
Centex Corp., 5.80% Sr. Unsec. Nts.,
9/15/09                                               1,890,000       1,741,420
--------------------------------------------------------------------------------
D.R. Horton, Inc., 9.75% Sr. Sub. Nts.,
9/15/10                                                 300,000         293,935
--------------------------------------------------------------------------------
K. Hovnanian Enterprises, Inc.:
7.75% Sr. Unsec. Sub. Nts., 5/15/13                     655,000         370,075
8.875% Sr. Sub. Nts., 4/1/12                          1,165,000         669,875
--------------------------------------------------------------------------------
KB Home, 8.625% Sr. Sub. Nts.,
12/15/08                                                150,000         147,750
--------------------------------------------------------------------------------
Meritage Homes Corp., 6.25% Sr.
Unsec. Nts., 3/15/15                                    300,000         210,000
--------------------------------------------------------------------------------
Standard Pacific Corp., 9.25% Sr. Sub.
Nts., 4/15/12                                           580,000         281,300
--------------------------------------------------------------------------------
Toll Corp., 8.25% Sr. Sub. Nts., 12/1/11                640,000         614,400
--------------------------------------------------------------------------------
William Lyon Homes, Inc.:
7.50% Sr. Unsec. Nts., 2/15/14                          220,000         133,100
10.75% Sr. Nts., 4/1/13                               1,510,000         913,550
                                                                  --------------
                                                                      6,715,380

--------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS--0.4%
Eastman Kodak Co., 3.625% Nts.,
Series A, 5/15/08                                       575,000         569,250
--------------------------------------------------------------------------------
Leslie's Poolmart, Inc., 7.75% Sr.
Unsec. Nts., 2/1/13                                   1,245,000       1,188,975
                                                                  --------------
                                                                      1,758,225

--------------------------------------------------------------------------------
MEDIA--9.2%
Allbritton Communications Co.,
7.75% Sr. Unsec. Sub. Nts., 12/15/12                    700,000         696,500
--------------------------------------------------------------------------------
AMC Entertainment, Inc., 8% Sr.
Unsec. Sub. Nts., 3/1/14                                990,000         935,550
--------------------------------------------------------------------------------
American Media Operations, Inc.:
8.875% Sr. Unsec. Sub. Nts., 1/15/11                    900,000         766,125
10.25% Sr. Unsec. Sub. Nts., Series B,
5/1/09                                                1,450,000       1,241,563
--------------------------------------------------------------------------------
CCH I Holdings LLC/CCH I Holdings
Capital Corp., 11% Sr. Sec. Nts., 10/1/15             2,485,000       2,037,700
--------------------------------------------------------------------------------
Cinemark, Inc., 0%/9.75% Sr. Unsec.
Disc. Nts., 3/15/14 8                                 2,700,000       2,527,875

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
--------------------------------------------------------------------------------
MEDIA Continued
Dex Media West LLC/Dex Media
West Finance Co.:
8.50% Sr. Nts., 8/15/10                          $      700,000   $     713,125
9.875% Sr. Sub. Nts., 8/15/13                         1,772,000       1,847,310
--------------------------------------------------------------------------------
Dex Media, Inc.:
0%/9% Unsec. Disc. Nts., 11/15/13 8                     500,000         457,500
8% Unsec. Nts., 11/15/13                                380,000         359,100
--------------------------------------------------------------------------------
EchoStar DBS Corp., 6.375% Sr.
Unsec. Nts., 10/1/11                                  3,200,000       3,169,600
--------------------------------------------------------------------------------
Idearc, Inc., 8% Sr. Unsec. Nts., 11/15/16            2,300,000       2,121,750
--------------------------------------------------------------------------------
ION Media Networks, Inc., 11% Sr.
Unsec. Sub. Nts., Series A, 7/31/13                   1,420,440         717,322
--------------------------------------------------------------------------------
Lamar Media Corp.:
6.625% Sr. Unsec. Sub. Nts., 8/15/15                  1,357,000       1,326,468
7.25% Sr. Unsec. Sub. Nts., 1/1/13                      200,000         201,000
--------------------------------------------------------------------------------
Lin Television Corp., 6.50% Sr. Sub.
Nts., 5/15/13                                           785,000         742,806
--------------------------------------------------------------------------------
Marquee Holdings, Inc., 0%/12% Sr.
Disc. Nts., 8/15/14 8                                 2,200,000       1,771,000
--------------------------------------------------------------------------------
MediaNews Group, Inc.:
6.375% Sr. Sub. Nts., 4/1/14                          1,400,000         847,000
6.875% Sr. Unsec. Sub. Nts., 10/1/13                    800,000         504,000
--------------------------------------------------------------------------------
Nielsen Finance LLC, 10% Sr. Unsec.
Nts., 8/1/14                                          3,230,000       3,318,825
--------------------------------------------------------------------------------
Nielsen Finance LLC/Nielsen Finance
Co., 0%/12.50% Sr. Unsec. Sub. Disc.
Nts., 8/1/16 8                                        1,090,000         771,175
--------------------------------------------------------------------------------
Quebecor World Capital Corp., 8.75%
Sr. Nts., 3/15/16 7                                     460,000         340,975
--------------------------------------------------------------------------------
R.H. Donnelley Corp.:
6.875% Sr. Disc. Nts., Series A-1, 1/15/13            4,135,000       3,721,500
6.875% Sr. Disc. Nts., Series A-2, 1/15/13            1,960,000       1,764,000
6.875% Sr. Nts., 1/15/13                              2,700,000       2,430,000
8.875% Sr. Unsec. Nts., Series A-3,
1/15/16                                                 325,000         305,500
--------------------------------------------------------------------------------
Radio One, Inc., 8.875% Sr. Unsec.
Sub. Nts., Series B, 7/1/11                             800,000         751,000
--------------------------------------------------------------------------------
Rainbow National Services LLC,
8.75% Sr. Nts., 9/1/12 7                              1,040,000       1,075,100
--------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc., 8% Sr.
Unsec. Sub. Nts., 3/15/12                             1,907,000       1,952,291
--------------------------------------------------------------------------------
Vertis, Inc.:
9.75% Sr. Sec. Nts., 4/1/09                           1,400,000       1,295,000
10.875% Sr. Unsec. Nts., Series B,
6/15/09                                                 400,000         245,500
--------------------------------------------------------------------------------
Warner Music Group Corp., 7.375%
Sr. Sub. Bonds, 4/15/14                                 800,000         620,000
--------------------------------------------------------------------------------
WMG Holdings Corp., 0%/9.50% Sr.
Disc. Nts., 12/15/14 8                                2,365,000       1,525,425
                                                                  --------------
                                                                     43,099,585


                      10 | OPPENHEIMER HIGH INCOME FUND/VA

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
--------------------------------------------------------------------------------
MULTILINE RETAIL--0.2%
Dillard's, Inc., 6.625% Unsec. Nts.,
11/15/08 6                                       $    1,125,000   $   1,123,594$
--------------------------------------------------------------------------------
SPECIALTY RETAIL--1.2%
Claire's Stores, Inc., 10.50% Sr. Sub.
Nts., 6/1/17 7                                        3,575,000       1,930,500
--------------------------------------------------------------------------------
Gamestop Corp., 8% Sr. Unsec. Nts.,
10/1/12                                                 900,000         941,625
--------------------------------------------------------------------------------
Rent-A-Center, Inc., 7.50% Sr. Unsec.
Sub. Nts., Series B, 5/1/10                             350,000         328,125
--------------------------------------------------------------------------------
Sally Holdings LLC:
9.25% Sr. Unsec. Nts., 11/15/14                       1,630,000       1,621,850
10.50% Sr. Unsec. Sub. Nts., 11/15/16                 1,002,000         991,980
                                                                  --------------
                                                                      5,814,080

--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY
GOODS--1.2%
Invista, Inc., 9.25% Sr. Nts., 5/1/12 7               1,535,000       1,596,400
--------------------------------------------------------------------------------
Levi Strauss & Co., 9.75% Sr. Unsec.
Unsub. Nts., 1/15/15                                  2,770,000       2,776,925
--------------------------------------------------------------------------------
Oxford Industries, Inc., 8.875% Sr.
Nts., 6/1/11                                            300,000         300,000
--------------------------------------------------------------------------------
Quiksilver, Inc., 6.875% Sr. Unsec.
Nts., 4/15/15                                           975,000         840,938
                                                                  --------------
                                                                      5,514,263

--------------------------------------------------------------------------------
CONSUMER STAPLES--4.8%
--------------------------------------------------------------------------------
BEVERAGES--0.6%
Constellation Brands, Inc.:
8.125% Sr. Sub. Nts., 1/15/12                         1,655,000       1,667,413
8.375% Sr. Nts., 12/15/14                             1,155,000       1,163,663
                                                                  --------------
                                                                      2,831,076

--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--1.8%
Albertson's, Inc., 8% Sr. Unsec. Debs.,
5/1/31                                                2,530,000       2,579,264
--------------------------------------------------------------------------------
Delhaize America, Inc., 9% Unsub.
Debs., 4/15/31                                        4,040,000       4,691,151
--------------------------------------------------------------------------------
Real Time Data Co., 11% Disc. Nts.,
5/31/09 6,9,10                                          476,601              --
--------------------------------------------------------------------------------
Rite Aid Corp., 8.125% Sr. Sec. Nts.,
5/1/10                                                  900,000         886,500
                                                                  --------------
                                                                      8,156,915

--------------------------------------------------------------------------------
FOOD PRODUCTS--1.5%
Del Monte Corp.:
6.75% Sr. Unsec. Sub. Nts., 2/15/15                     350,000         332,500
8.625% Sr. Sub. Nts., 12/15/12                        1,000,000       1,012,500
--------------------------------------------------------------------------------
Dole Food Co., Inc.:
7.25% Sr. Unsec. Nts., 6/15/10                          420,000         384,300
8.625% Sr. Nts., 5/1/09                                 687,000         666,390
8.875% Sr. Unsec. Nts., 3/15/11                         146,000         135,780

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
--------------------------------------------------------------------------------
FOOD PRODUCTS Continued
Pinnacle Foods Finance LLC/Pinnacle
Foods Finance Corp., 10.625% Sr. Sub.
Nts., 4/1/17 7                                   $    3,275,000 $     2,832,875
--------------------------------------------------------------------------------
Smithfield Foods, Inc.:
7.625% Sr. Unsec. Sub. Nts., 2/15/08                    925,000         927,313
8% Sr. Nts., Series B, 10/15/09                         900,000         913,500
                                                                  --------------
                                                                      7,205,158

--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--0.2%
Church & Dwight Co., Inc., 6% Sr.
Unsec. Sub. Nts., 12/15/12                              900,000         884,250
--------------------------------------------------------------------------------
PERSONAL PRODUCTS--0.2%
Elizabeth Arden, Inc., 7.75% Sr. Unsec.
Sub. Nts., 1/15/14                                    1,150,000       1,132,750
--------------------------------------------------------------------------------
TOBACCO--0.5%
Reynolds American, Inc., 7.25% Sr. Sec.
Nts., 6/1/13                                          2,265,000       2,407,093
--------------------------------------------------------------------------------
ENERGY--10.4%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--0.9%
Helix Energy Solutions Group, Inc.,
9.50% Sr. Unsec. Nts., 1/15/16 6                      1,605,000       1,633,088
--------------------------------------------------------------------------------
Key Energy Services, Inc., 8.375%
Sr. Nts., 12/1/14 7                                   2,095,000       2,152,613
--------------------------------------------------------------------------------
PHI, Inc., 7.125% Sr. Unsec. Nts.,
4/15/13                                                 545,000         525,925
                                                                  --------------
                                                                      4,311,626

--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS--9.5%
Atlas Pipeline Partners LP, 8.125% Sr.
Unsec. Nts., 12/15/15                                   450,000         447,750
--------------------------------------------------------------------------------
Berry Petroleum Co., 8.25% Sr. Sub.
Nts., 11/1/16                                           260,000         267,150
--------------------------------------------------------------------------------
Chesapeake Energy Corp.:
6.375% Sr. Unsec. Nts., 6/15/15                       1,100,000       1,069,750
6.875% Sr. Unsec. Nts., 1/15/16                       3,500,000       3,482,500
--------------------------------------------------------------------------------
Compton Petroleum Finance Corp.,
7.625% Sr. Nts., 12/1/13                                825,000         771,375
--------------------------------------------------------------------------------
Copano Energy LLC, 8.125% Sr.
Unsec. Nts., 3/1/16                                     425,000         430,313
--------------------------------------------------------------------------------
Enterprise Products Operating LP,
8.375% Jr. Sub. Nts., 8/1/66 1                        4,645,000       4,762,969
--------------------------------------------------------------------------------
Forest Oil Corp., 7.75% Sr. Nts., 5/1/14              1,000,000       1,020,000
--------------------------------------------------------------------------------
Frontier Oil Corp., 6.625% Sr. Unsec.
Nts., 10/1/11                                           450,000         450,000
--------------------------------------------------------------------------------
Inergy LP/Inergy Finance Corp.,
8.25% Sr. Unsec. Nts., 3/1/16                         1,165,000       1,211,600
--------------------------------------------------------------------------------
Kinder Morgan Energy Partners LP,
7.30% Sr. Unsec. Nts., 8/15/33                        4,612,000       4,921,608
--------------------------------------------------------------------------------
Massey Energy Co., 6.625% Sr. Nts.,
11/15/10                                                460,000         451,950
--------------------------------------------------------------------------------
Newfield Exploration Co., 6.625% Sr.
Unsec. Sub. Nts., 9/1/14                              1,600,000       1,592,000


                      11 | OPPENHEIMER HIGH INCOME FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS Continued
Pacific Energy Partners LP/Pacific
Energy Finance Corp., 6.25% Sr. Unsec.
Nts., 9/15/15                                      $    195,000   $     195,636
--------------------------------------------------------------------------------
Peabody Energy Corp., 6.875% Sr.
Unsec. Nts., Series B, 3/15/13                        4,710,000       4,757,100
--------------------------------------------------------------------------------
Premcor Refining Group, Inc., 9.50%
Sr. Nts., 2/1/13                                      1,000,000       1,049,698
--------------------------------------------------------------------------------
Quicksilver Resources, Inc., 7.125% Sr.
Sub. Nts., 4/1/16                                     1,515,000       1,496,063
--------------------------------------------------------------------------------
Range Resources Corp.:
6.375% Sr. Sub. Nts., 3/15/15                           745,000         730,100
7.375% Sr. Sub. Nts., 7/15/13                           400,000         408,000
7.50% Sr. Sub. Nts., 5/15/16                          1,760,000       1,804,000
--------------------------------------------------------------------------------
Sabine Pass LNG LP:
7.25% Sr. Sec. Nts., 11/30/13                         1,300,000       1,248,000
7.50% Sr. Sec. Nts., 11/30/16                         2,600,000       2,496,000
--------------------------------------------------------------------------------
Stone Energy Corp.:
6.75% Sr. Unsec. Sub. Nts., 12/15/14                    860,000         801,950
8.25% Sr. Unsec. Sub. Nts., 12/15/11                  1,300,000       1,306,500
--------------------------------------------------------------------------------
Targa Resources, Inc., 8.50% Sr. Nts.,
11/1/13 7                                               950,000         921,500
--------------------------------------------------------------------------------
Tesoro Corp.:
6.25% Sr. Unsec. Nts., 11/1/12                          515,000         517,575
6.625% Sr. Unsec. Nts., 11/1/15                         515,000         512,425
--------------------------------------------------------------------------------
Whiting Petroleum Corp.:
7.25% Sr. Sub. Nts., 5/1/12                             800,000         792,000
7.25% Sr. Unsec. Sub. Nts., 5/1/13                      350,000         346,500
--------------------------------------------------------------------------------
Williams Cos., Inc., 8.125% Sr. Unsec.
Nts., 3/15/12                                         3,145,000       3,439,844
--------------------------------------------------------------------------------
Williams Holdings of Delaware, Inc.,
6.50% Nts., 12/1/08                                     300,000         302,250
                                                                  --------------
                                                                     44,004,106

--------------------------------------------------------------------------------
FINANCIALS--9.6%
--------------------------------------------------------------------------------
CAPITAL MARKETS--2.0%
Berry Plastics Holding Corp., 8.875%
Sr. Sec. Nts., 9/15/14                                2,425,000       2,315,875
--------------------------------------------------------------------------------
E*TRADE Financial Corp.:
7.375% Sr. Unsec. Nts., 9/15/13                         691,000         535,525
8% Sr. Nts., 6/15/11                                    825,000         719,813
--------------------------------------------------------------------------------
Goldman Sachs Capital, Inc. (The),
6.345% Sub. Bonds, 2/15/34                            6,225,000       5,638,835
                                                                  --------------
                                                                      9,210,048

--------------------------------------------------------------------------------
COMMERCIAL BANKS--4.3%
Barclays Bank plc, 6.278% Perpetual
Bonds 11                                              7,820,000       6,818,102
--------------------------------------------------------------------------------
HBOS plc, 6.413% Sub. Perpetual
Bonds, Series A7,11                                   8,500,000       6,935,847
--------------------------------------------------------------------------------
HSBC Finance Capital Trust IX,
5.911% Nts., 11/30/35 1                               6,900,000       6,394,237
                                                                  --------------
                                                                     20,148,186

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
--------------------------------------------------------------------------------
CONSUMER FINANCE--0.8%
Ace Cash Express, Inc., 10.25% Sr. Nts.,
10/1/14 6                                          $    785,000   $     761,450
--------------------------------------------------------------------------------
SLM Corp., 4.50% Nts., Series A, 7/26/10              3,335,000       3,060,653
                                                                  --------------
                                                                      3,822,103

--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--0.7%
AAC Group Holding Corp., 0%/10.25%
Sr. Unsec. Disc. Nts., 10/1/12 8                        200,000         173,000
--------------------------------------------------------------------------------
Citigroup, Inc., 8.30% Jr. Sub. Bonds,
12/21/57 1                                              265,000         277,496
--------------------------------------------------------------------------------
Nell AF Sarl, 8.375% Sr. Nts., 8/15/15 7              2,535,000       2,059,688
--------------------------------------------------------------------------------
Universal City Florida:
8.375% Sr. Unsec. Nts., 5/1/10                          270,000         272,700
9.661% Sr. Unsec. Nts., 5/1/10 1                        270,000         271,350
                                                                  --------------
                                                                      3,054,234

--------------------------------------------------------------------------------
INSURANCE--0.3%
MetLife, Inc., 6.40% Jr. Unsec. Sub.
Bonds, 12/15/66 1                                     1,210,000       1,112,417
--------------------------------------------------------------------------------
Prudential Holdings LLC, 8.695%
Bonds, Series C, 12/18/23 7                             110,000         132,069
--------------------------------------------------------------------------------
Prudential Insurance Co. of America,
8.30% Nts., 7/1/25 7                                    160,000         189,142
                                                                  --------------
                                                                      1,433,628

--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS--0.9%
Felcor Lodging LP, 8.50% Sr. Nts.,
6/1/11 1                                                837,000         876,758
--------------------------------------------------------------------------------
Host Hotels & Resorts LP, 6.875% Sr.
Unsub. Nts., 11/1/14                                    260,000         260,000
--------------------------------------------------------------------------------
Host Marriott LP:
6.375% Sr. Nts., Series O, 3/15/15                    2,025,000       1,984,500
6.75% Sr. Nts., Series Q, 6/1/16                        500,000         495,000
--------------------------------------------------------------------------------
Ventas Realty LP/Ventas Capital
Corp., 6.75% Sr. Nts., 4/1/17                           550,000         547,250
                                                                  --------------
                                                                      4,163,508

--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--0.6%
Countrywide Financial Corp., 5.128%
Unsec. Unsub. Nts, 5/5/08 1                             460,000         420,227
--------------------------------------------------------------------------------
Countrywide Home Loans, Inc., 3.25%
Nts., Series L, 5/21/08                               2,650,000       2,394,924
                                                                  --------------
                                                                      2,815,151

--------------------------------------------------------------------------------
HEALTH CARE--5.2%
--------------------------------------------------------------------------------
BIOTECHNOLOGY--0.1%
Angiotech Pharmaceuticals, Inc.,
7.75% Sr. Sub. Nts., 4/1/14                             455,000         383,338
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--0.2%
Bausch & Lomb, Inc., 9.875% Sr.
Unsec. Nts., 11/1/15 7                                1,150,000       1,170,125


                      12 | OPPENHEIMER HIGH INCOME FUND/VA

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--4.3%
DaVita, Inc.:
6.625% Sr. Unsec. Nts., 3/15/13                    $  1,150,000   $   1,150,000
7.25% Sr. Unsec. Sub. Nts., 3/15/15                   3,140,000       3,163,550
--------------------------------------------------------------------------------
Fresenius Medical Care Capital Trust
II, 7.875% Nts., 2/1/08                               1,600,000       1,604,000
--------------------------------------------------------------------------------
Fresenius Medical Care Capital Trust
IV, 7.875% Trust Preferred Securities,
6/15/11                                                 470,000         488,800
--------------------------------------------------------------------------------
HCA, Inc., 6.375% Nts., 1/15/15                       5,190,000       4,411,500
--------------------------------------------------------------------------------
HealthSouth Corp., 10.75% Sr. Unsec.
Nts., 6/15/16                                         2,185,000       2,294,250
--------------------------------------------------------------------------------
Omnicare, Inc.:
6.75% Sr. Sub. Nts., 12/15/13                           185,000         174,825
6.875% Sr. Sub. Nts., 12/15/15                          285,000         266,475
--------------------------------------------------------------------------------
Psychiatric Solutions, Inc., 7.75% Sr.
Unsec. Sub. Nts., 7/15/15                               485,000         486,213
--------------------------------------------------------------------------------
Select Medical Corp., 7.625% Sr.
Unsec. Sub. Nts., 2/1/15                              2,650,000       2,279,000
--------------------------------------------------------------------------------
US Oncology, Inc.:
9% Sr. Unsec. Nts., 8/15/12                             650,000         644,313
10.75% Sr. Unsec. Sub. Nts., 8/15/14                    650,000         645,125
--------------------------------------------------------------------------------
Vanguard Health Holding Co. I LLC,
0%/11.25% Sr. Disc. Nts., 10/1/15 8                   3,375,000       2,514,375
                                                                  --------------
                                                                     20,122,426

--------------------------------------------------------------------------------
PHARMACEUTICALS--0.6%
ReAble Therapeutics Finance LLC,
10.875% Sr. Unsec. Nts., 11/15/14 7                   1,970,000       1,940,450
--------------------------------------------------------------------------------
Valeant Pharmaceuticals International,
Inc., 7% Sr. Nts., 12/15/11                             800,000         773,000
                                                                  --------------
                                                                      2,713,450

--------------------------------------------------------------------------------
INDUSTRIALS--7.5%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--1.3%
Alliant Techsystems, Inc., 6.75% Sr.
Sub. Nts., 4/1/16                                       910,000         914,550
--------------------------------------------------------------------------------
Bombardier, Inc., 8% Sr. Nts., 11/15/14 7               455,000         477,750
--------------------------------------------------------------------------------
DRS Technologies, Inc.:
6.625% Sr. Nts., 2/1/16                                 735,000         729,488
6.875% Sr. Unsec. Sub. Nts., 11/1/13                    300,000         300,000
7.625% Sr. Sub. Nts., 2/1/18                            320,000         325,600
--------------------------------------------------------------------------------
L-3 Communications Corp.:
5.875% Sr. Sub. Nts., 1/15/15                           684,000         663,480
6.125% Sr. Unsec. Sub. Nts., 1/15/14                  1,100,000       1,083,500
6.375% Sr. Unsec. Sub. Nts., Series B,
10/15/15                                              1,280,000       1,267,200
7.625% Sr. Sub. Nts., 6/15/12                           500,000         514,375
                                                                  --------------
                                                                      6,275,943

--------------------------------------------------------------------------------
AIRLINES--0.0%
ATA Holdings Corp., 13% Sr.
Unsec. Nts., 2/1/09 6,9,12                            1,575,000              --

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
--------------------------------------------------------------------------------
BUILDING PRODUCTS--0.7%
Dayton Superior Corp., 13% Sr. Unsec.
Sub. Nts., 6/15/09 6                               $    100,000   $      93,500
--------------------------------------------------------------------------------
Goodman Global Holding Co., Inc.,
7.875% Sr. Unsec. Sub. Nts.,
12/15/12                                              2,370,000       2,452,950
--------------------------------------------------------------------------------
Nortek, Inc., 8.50% Sr. Unsec. Unsub.
Nts., 9/1/14                                          1,035,000         833,175
                                                                  --------------
                                                                      3,379,625

--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--1.4%
Allied Waste North America, Inc.,
7.375% Sr. Sec. Nts., Series B, 4/15/14               2,850,000       2,857,125
--------------------------------------------------------------------------------
American Pad & Paper Co., 13% Sr.
Sub. Nts., Series B, 11/15/05 6,9,12                    200,000              --
--------------------------------------------------------------------------------
Aramark Services, Inc., 8.50% Sr. Unsec.
Nts., 2/1/15                                            730,000         742,775
--------------------------------------------------------------------------------
Cenveo Corp., 7.875% Sr. Sub. Nts.,
12/1/13                                               1,100,000         985,875
--------------------------------------------------------------------------------
Corrections Corp. of America:
6.25% Sr. Unsec. Sub. Nts., 3/15/13                     890,000         881,100
7.50% Sr. Nts., 5/1/11                                  500,000         508,750
--------------------------------------------------------------------------------
FTI Consulting, Inc., 7.75% Sr. Unsec.
Nts., 10/1/16                                           640,000         668,800
                                                                  --------------
                                                                      6,644,425

--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--0.1%
Great Lakes Dredge & Dock Co.,
7.75% Sr. Unsec. Sub. Nts., 12/15/13                    250,000         235,000
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.2%
Belden & Blake Corp., 8.75% Sec.
Nts., 7/15/12                                           650,000         659,750
--------------------------------------------------------------------------------
UCAR Finance, Inc., 10.25% Sr. Nts.,
2/15/12                                                 184,000         190,670
                                                                  --------------
                                                                        850,420

--------------------------------------------------------------------------------
MACHINERY--1.6%
Case New Holland, Inc., 7.125% Sr.
Unsec. Nts., 3/1/14                                   3,405,000       3,413,513
--------------------------------------------------------------------------------
Douglas Dynamics LLC, 7.75% Sr. Nts.,
1/15/12 7                                               600,000         522,000
--------------------------------------------------------------------------------
Greenbrier Cos., Inc., 8.375% Sr. Unsec.
Nts., 5/15/15                                           740,000         710,400
--------------------------------------------------------------------------------
Manitowoc Co., Inc. (The), 7.125% Sr.
Nts., 11/1/13                                           150,000         149,250
--------------------------------------------------------------------------------
TriMas Corp., 9.875% Sr. Unsec. Sub.
Nts., 6/15/12                                         1,774,000       1,738,520
--------------------------------------------------------------------------------
Trinity Industries, Inc., 6.50% Sr. Nts.,
3/15/14                                               1,000,000         987,500
                                                                  --------------
                                                                      7,521,183


                      13 | OPPENHEIMER HIGH INCOME FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
--------------------------------------------------------------------------------
ROAD & RAIL--1.0%
Avis Budget Car Rental LLC:
7.369% Sr. Unsec. Unsub. Nts., 5/15/14 1           $    180,000   $     166,500
7.625% Sr. Unsec. Unsub. Nts., 5/15/14                  800,000         768,000
7.75% Sr. Unsec. Unsub. Nts., 5/15/16                   455,000         429,975
--------------------------------------------------------------------------------
Hertz Corp.:
8.875% Sr. Unsec. Nts., 1/1/14                           90,000          91,688
10.50% Sr. Unsec. Sub. Nts., 1/1/16                   1,570,000       1,632,800
--------------------------------------------------------------------------------
Kansas City Southern Railway Co.
(The), 7.50% Sr. Nts., 6/15/09                          500,000         503,125
--------------------------------------------------------------------------------
Stena AB:
7% Sr. Unsec. Nts., 12/1/16 6                           150,000         144,938
7.50% Sr. Unsec. Nts., 11/1/13                          928,000         919,880
                                                                  --------------
                                                                      4,656,906

--------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS--1.2%
Ashtead Capital, Inc., 9% Nts., 8/15/16 7               440,000         391,600
--------------------------------------------------------------------------------
H&E Equipment Services, Inc., 8.375%
Sr. Unsec. Nts., 7/15/16                                480,000         446,400
--------------------------------------------------------------------------------
Interline Brands, Inc., 8.125%
Sr. Sub. Nts., 6/15/14                                  575,000         572,125
--------------------------------------------------------------------------------
United Rentals North America, Inc.,
6.50% Sr. Unsec. Nts., 2/15/12                           20,000          18,250
--------------------------------------------------------------------------------
United Rentals, Inc., 7% Sr. Sub. Nts.,
2/15/14                                               5,000,000       4,212,500
                                                                  --------------
                                                                      5,640,875

--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--3.0%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--0.5%
NXP BV/NXP Funding LLC, 9.50%
Sr. Unsec. Unsub. Nts., 10/15/15                      2,545,000       2,338,219
--------------------------------------------------------------------------------
Orion Network Systems, Inc., 12.50%
Sr. Unsub. Disc. Nts., 1/15/07 6,9                    1,150,000              12
                                                                  --------------
                                                                      2,338,231

--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.2%
RBS Global & Rexnord Corp., 11.75%
Sr. Unsec. Sub. Nts., 8/1/16                            950,000         933,375
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--0.0%
Exodus Communications, Inc., 10.75%
Sr. Nts., 12/15/09 6,9,12[EUR]                          846,550              --
--------------------------------------------------------------------------------
NorthPoint Communications Group,
Inc., 12.875% Nts., 2/15/10 6,9,12                      240,208              --
--------------------------------------------------------------------------------
PSINet, Inc., 10.50% Sr. Unsec. Nts.,
12/1/06 6,9,12[EUR]                                   1,000,000              --
                                                                  --------------
                                                                             --

--------------------------------------------------------------------------------
IT SERVICES--1.8%
DI Finance/DynCorp International
LLC, 9.50% Sr. Unsec. Sub. Nts.,
Series B, 2/15/13 6                                   1,186,000       1,240,853
--------------------------------------------------------------------------------
Fiserv, Inc., 6.125% Sr. Unsec. Unsub.
Nts., 11/20/12                                        3,980,000       4,049,121

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
--------------------------------------------------------------------------------
IT SERVICES Continued
iPayment Holdings, Inc., 9.75% Sr.
Unsec. Sub. Nts., 5/15/14 6                        $    750,000   $     705,000
--------------------------------------------------------------------------------
Iron Mountain, Inc., 8.625% Sr.
Unsec. Sub. Nts., 4/1/13                              2,195,000       2,233,413
                                                                  --------------
                                                                      8,228,387

--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.5%
Freescale Semiconductor, Inc.,
10.125% Sr. Unsec. Sub. Nts., 12/15/16 7              2,740,000       2,274,200
--------------------------------------------------------------------------------
MATERIALS--6.2%
--------------------------------------------------------------------------------
CHEMICALS--1.2%
Huntsman International LLC:
7.375% Sr. Unsub. Nts., 1/15/15 6                       420,000         443,100
7.875% Sr. Unsec. Sub. Nts., 11/15/14                   260,000         276,900
--------------------------------------------------------------------------------
Huntsman LLC:
11.50% Sr. Unsec. Nts., 7/15/12 1,6                     332,000         363,540
11.625% Sr. Unsec. Nts., 10/15/10 6                      37,000          39,313
--------------------------------------------------------------------------------
Momentive Performance Materials,
Inc., 9.75% Sr. Unsec. Nts., 12/1/14 7                3,745,000       3,464,125
--------------------------------------------------------------------------------
Mosaic Global Holdings, Inc., 7.375%
Sr. Nts., 12/1/14 6                                   1,100,000       1,182,500
                                                                  --------------
                                                                      5,769,478

--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS--0.3%
NTK Holdings, Inc., 0%/10.75% Sr.
Unsec. Nts., 3/1/14 8                                 2,650,000       1,563,500
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING--1.8%
Ball Corp., 6.625% Sr. Nts., 3/15/18                  1,595,000       1,587,025
--------------------------------------------------------------------------------
Crown Americas, Inc., 7.75% Sr. Nts.,
11/15/15                                              1,830,000       1,894,050
--------------------------------------------------------------------------------
Graham Packaging Co., Inc., 9.875%
Sr. Unsec. Sub. Nts., 10/15/14                        1,995,000       1,845,375
--------------------------------------------------------------------------------
Graphic Packaging International Corp.:
8.50% Sr. Nts., 8/15/11                               1,770,000       1,761,150
9.50% Sr. Sub. Nts., 8/15/13                            945,000         937,913
--------------------------------------------------------------------------------
Owens-Brockway Glass Container,
Inc., 8.875% Sr. Sec. Nts., 2/15/09                     264,000         265,320
                                                                  --------------
                                                                      8,290,833

--------------------------------------------------------------------------------
METALS & MINING--2.3%
Freeport-McMoRan Copper & Gold,
Inc., 8.375% Sr. Nts., 4/1/17                         5,460,000       5,869,500
--------------------------------------------------------------------------------
Ispat Inland ULC, 9.75% Sr. Sec. Nts.,
4/1/14                                                1,600,000       1,734,050
--------------------------------------------------------------------------------
Koppers Industry, Inc., 9.875% Sr. Sec.
Nts., 10/15/13                                          800,000         846,000
--------------------------------------------------------------------------------
Novelis, Inc., 7.25% Sr. Unsec. Nts.,
2/15/15 1                                             2,450,000       2,315,250
                                                                  --------------
                                                                     10,764,800


                      14 | OPPENHEIMER HIGH INCOME FUND/VA

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.6%
NewPage Corp., 10% Sr. Sec. Nts.,
5/1/12                                             $  2,200,000   $   2,222,000
--------------------------------------------------------------------------------
Verso Paper Holdings LLC, 8.661% Sr.
Sec. Nts., Series B, 8/1/14 1                           350,000         343,000
                                                                  --------------
                                                                      2,565,000

--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--9.1%
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--4.8%
Citizens Communications Co., 6.25%
Sr. Nts., 1/15/13                                     6,810,000       6,631,238
--------------------------------------------------------------------------------
Intelsat Subsidiary Holding Co. Ltd.,
8.25% Sr. Nts., 1/15/13                                 430,000         434,300
--------------------------------------------------------------------------------
NTL Cable plc, 9.125% Sr. Nts., 8/15/16                 395,000         393,025
--------------------------------------------------------------------------------
PanAmSat Corp., 9% Sr. Unsec. Nts.,
8/15/14                                                 815,000         823,150
--------------------------------------------------------------------------------
Qwest Corp., 8.875% Unsec. Unsub.
Nts., 3/15/12                                         5,755,000       6,186,625
--------------------------------------------------------------------------------
Teligent, Inc., 11.50% Sr. Nts., 12/1/08 6,9,12         400,000              --
--------------------------------------------------------------------------------
West Corp.:
9.50% Sr. Unsec. Nts., 10/15/14                       1,040,000       1,024,400
11% Sr. Unsec. Sub. Nts., 10/15/16                      935,000         932,663
--------------------------------------------------------------------------------
Windstream Corp.:
8.125% Sr. Unsec. Unsub. Nts., 8/1/13                 3,475,000       3,614,000
8.625% Sr. Unsec. Unsub. Nts., 8/1/16                 2,255,000       2,379,025
--------------------------------------------------------------------------------
Winstar Communications, Inc.,
12.75% Sr. Nts., 4/15/10 6,9,12                       1,000,000              --
                                                                  --------------
                                                                     22,418,426

--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--4.3%
American Tower Corp.:
7.125% Sr. Unsec. Nts., 10/15/12                        865,000         893,113
7.50% Sr. Nts., 5/1/12                                3,880,000       4,015,800
--------------------------------------------------------------------------------
CellNet Data Systems, Inc., Sr. Unsec.
Disc. Nts., 10/1/07 6,9,12                            1,834,000              --
--------------------------------------------------------------------------------
Nextel Communications, Inc., 7.375%
Sr. Nts., Series D, 8/1/15                           14,715,000      14,499,852
--------------------------------------------------------------------------------
Rural Cellular Corp., 9.875% Sr. Nts.,
2/1/10 6                                                600,000         625,500
                                                                  --------------
                                                                     20,034,265

--------------------------------------------------------------------------------
UTILITIES--3.1%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--1.2%
Edison Mission Energy:
7% Sr. Unsec. Nts., 5/15/17                           2,991,000       2,953,613
7.50% Sr. Unsec. Nts., 6/15/13                          445,000         458,350
7.75% Sr. Unsec. Nts., 6/15/16                          525,000         543,375
--------------------------------------------------------------------------------
Reliant Energy, Inc., 6.75% Sr. Sec.
Nts., 12/15/14                                          635,000         639,763
--------------------------------------------------------------------------------
Sierra Pacific Resources, 6.75% Sr.
Unsec. Nts., 8/15/17                                  1,081,000       1,098,935
                                                                  --------------
                                                                      5,694,036

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
--------------------------------------------------------------------------------
ENERGY TRADERS--1.7%
AES Corp. (The):
7.75% Sr. Unsec. Unsub. Nts., 3/1/14               $    200,000   $     202,500
8.75% Sr. Sec. Nts., 5/15/13 7                          979,000       1,026,726
--------------------------------------------------------------------------------
AES Red Oak LLC, 8.54% Sr. Sec.
Bonds, Series A, 11/30/19                               351,161         377,499
--------------------------------------------------------------------------------
Mirant Americas Generation LLC,
9.125% Sr. Unsec. Nts., 5/1/31                          370,000         347,800
--------------------------------------------------------------------------------
Mirant Mid-Atlantic LLC, 8.625% Sec.
Pass-Through Certificates, Series A,
6/30/12                                                 884,223         928,434
--------------------------------------------------------------------------------
NRG Energy, Inc.:
7.375% Sr. Nts., 1/15/17                              1,470,000       1,436,925
7.375% Sr. Nts., 2/1/16                               3,365,000       3,289,288
                                                                  --------------
                                                                      7,609,172

--------------------------------------------------------------------------------
MULTI-UTILITIES--0.2%
CMS Energy Corp., 7.75% Sr. Nts., 8/1/10                400,000         421,765
--------------------------------------------------------------------------------
NorthWestern Corp., 5.875% Sr. Sec.
Nts., 11/1/14                                           580,000         572,459
                                                                  --------------
                                                                        994,224
                                                                  --------------

Total Corporate Bonds and Notes
(Cost $412,399,396)                                                 393,834,605

                                                         SHARES
--------------------------------------------------------------------------------
PREFERRED STOCKS--1.4%
--------------------------------------------------------------------------------
AmeriKing, Inc., 13% Cum. Sr.
Exchangeable, Non-Vtg. 6,10,12                           13,764              --
--------------------------------------------------------------------------------
Eagle-Picher Holdings, Inc., 11.75% Cum.
Exchangeable, Series B, Non-Vtg. 6,12                     8,000              --
--------------------------------------------------------------------------------
Federal National Mortgage Assn., 8.25%
Non-Cum. Sub., Series S, Non Vtg. 12                    186,160       4,793,620
--------------------------------------------------------------------------------
ICG Holdings, Inc., 14.25%
Exchangeable, Non-Vtg. 6,10,12                              342              --
--------------------------------------------------------------------------------
ION Media Networks, Inc.:
12% Cum., Series B, Non-Vtg. 12                              36         220,704
14.25% Cum. Jr. Exchangeable,
Non-Vtg. 6,10,12                                              1           6,236
9.75% Cv., Series AI 6,10,12                                  1             786
--------------------------------------------------------------------------------
Sovereign Real Estate Investment
Trust, 12% Non-Cum., Series A 7                          10,000       1,307,500
                                                                  --------------
Total Preferred Stocks (Cost $6,864,854)                              6,328,846

--------------------------------------------------------------------------------
COMMON STOCKS--3.5%
--------------------------------------------------------------------------------
AT&T, Inc.                                               61,377       2,550,828
--------------------------------------------------------------------------------
Comcast Corp., Cl. A 12                                 187,978       3,432,478
--------------------------------------------------------------------------------
Constellation Energy Group, Inc.                         28,851       2,958,093
--------------------------------------------------------------------------------
Global Aero Logistics, Inc. 6,12                          4,647          34,853
--------------------------------------------------------------------------------
Mediacom Communications Corp. 12                        245,509       1,126,886
--------------------------------------------------------------------------------
Public Service Enterprise Group, Inc.                    28,476       2,797,482
--------------------------------------------------------------------------------
Revlon, Inc., Cl. A 12                                1,075,804       1,269,449


                      15 | OPPENHEIMER HIGH INCOME FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                         SHARES           VALUE
--------------------------------------------------------------------------------
COMMON STOCKS Continued
--------------------------------------------------------------------------------
Telus Corp.                                              44,464   $   2,211,999
--------------------------------------------------------------------------------
Telus Corp., Non-Vtg.                                       140           6,763
                                                                  --------------
Total Common Stocks
(Cost $16,970,134)                                                   16,388,831

                                                          UNITS
--------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
--------------------------------------------------------------------------------
DeCrane Aircraft Holdings, Inc. Wts.,
Exp. 9/30/08 6,12                                         1,750              --
--------------------------------------------------------------------------------
Global Aero Logistics, Inc. Wts.,
Exp. 2/28/11 12                                             570             757
--------------------------------------------------------------------------------
Long Distance International, Inc. Wts.,
Exp. 4/13/08 6,12                                           800              --
                                                                  --------------
Total Rights, Warrants and Certificates
(Cost $4,339)                                                               757

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
--------------------------------------------------------------------------------
STRUCTURED SECURITIES--0.3%
--------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc., High
Yield Targeted Return Index Securities,
Series 2006-1, 7.631%, 5/1/16 6,13
(Cost $1,266,908)                                $    1,260,000   $   1,256,535

                                                         SHARES
--------------------------------------------------------------------------------
INVESTMENT COMPANIES--2.3%
--------------------------------------------------------------------------------
Oppenheimer Institutional Money
Market Fund, Cl. E, 5.03% 14,15
(Cost $10,989,620)                                   10,989,620      10,989,620

--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $496,592,997)                                       102.3%    477,409,343
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF
OTHER ASSETS                                               (2.3)    (10,860,490)
                                                 -------------------------------
NET ASSETS                                                100.0%  $ 466,548,853
                                                 ===============================

INDUSTRY CLASSIFICATIONS ARE UNAUDITED.

FOOTNOTES TO STATEMENT OF INVESTMENTS

Principal amount is reported in U.S. Dollars, except for those denoted in the following currency:

   EUR    Euro

1. Represents the current interest rate for a variable or increasing rate security.

2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $1,375,963 or 0.29% of the Fund's net assets as of December 31, 2007.

3. When-issued security or delayed delivery to be delivered and settled after December 31, 2007. See Note 1 of accompanying Notes.

4. All or a portion of the security was segregated by the Fund in the amount of $3,190,530, which represented 100.00% of the market value of securities sold short. See Note 1 of accompanying Notes.

5. All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $1,991,226. See Note 6 of accompanying Notes.

6. Illiquid security. The aggregate value of illiquid securities as of December 31, 2007 was $10,962,973, which represents 2.35% of the Fund's net assets. See
Note 8 of accompanying Notes.

7. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $39,566,948 or 8.48% of the Fund's net assets as of December 31, 2007.

8. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

9. Issue is in default. See Note 1 of accompanying Notes.

10. Interest or dividend is paid-in-kind, when applicable.

11. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

12. Non-income producing security.

13. Represents the current interest rate on a security whose interest rate is linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. See Note 1 of accompanying Notes.

14. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2007, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                                 SHARES         GROSS         GROSS              SHARES
                                                      DECEMBER 31, 2006     ADDITIONS    REDUCTIONS   DECEMBER 31, 2007
------------------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market Fund, Cl. E           29,765,155   296,946,546   315,722,081          10,989,620

                                                                                                               DIVIDEND
                                                                                              VALUE              INCOME
------------------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market Fund, Cl. E                                      $10,989,620          $3,141,273

15. Rate shown is the 7-day yield as of December 31, 2007.


                      16 | OPPENHEIMER HIGH INCOME FUND/VA

                                                                      PRINCIPAL AMOUNT
                                                                            SOLD SHORT          VALUE
------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS SOLD SHORT--(0.7)%
------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 5%, 1/1/37 3                             $ (1,230,000)  $ (1,200,211)
------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 6%, 1/1/37 3                               (1,960,000)    (1,990,319)
                                                                                         -------------
Total Mortgage-Backed Obligations Sold Short (Proceeds $3,166,622)                       $ (3,190,530)
                                                                                         =============

------------------------------------------------------------------------------------------------------
FUTURES CONTRACTS AS OF DECEMBER 31, 2007 ARE AS FOLLOWS:
------------------------------------------------------------------------------------------------------
                                                                                           UNREALIZED
                                               NUMBER OF   EXPIRATION                    APPRECIATION
CONTRACT DESCRIPTION                BUY/SELL   CONTRACTS         DATE          VALUE   (DEPRECIATION)
------------------------------------------------------------------------------------------------------
U.S. Long Bonds                         Sell         210      3/19/08   $ 24,438,750        $ 303,979
U.S. Treasury Nts., 2 yr.                Buy          63      3/31/08     13,245,750           24,446
U.S. Treasury Nts., 2 yr.               Sell         150      3/31/08     31,537,500           (3,190)
U.S. Treasury Nts., 5 yr.               Sell          83      3/31/08      9,153,344          (27,193)
U.S. Treasury Nts., 10 yr.              Sell         346      3/19/08     39,233,156           48,582
                                                                                            ----------
                                                                                            $ 346,624
                                                                                            ==========

------------------------------------------------------------------------------------------------------------------------------------
CREDIT DEFAULT SWAPS AS OF DECEMBER 31, 2007 ARE AS FOLLOWS:
------------------------------------------------------------------------------------------------------------------------------------
                                                                         NOTIONAL        PAY/                  PREMIUM
                                                        BUY/SELL CREDIT    AMOUNT     RECEIVE  TERMINATION       PAID/
SWAP COUNTERPARTY  REFERENCE ENTITY                          PROTECTION    (000S)  FIXED RATE         DATE  (RECEIVED)        VALUE
------------------------------------------------------------------------------------------------------------------------------------
Barclays Bank plc:
                   Beazer Homes USA, Inc.                          Sell  $    890      4.7000%     9/20/08  $       --  $   (54,438)
                   Citigroup, Inc.                                 Sell     4,870      3.2500      9/20/08          --      (63,863)
                   Dillard's, Inc.                                 Sell       745      1.9000     12/20/08          --       (4,922)
                   iStar Financial, Inc.                           Sell       345      4.4000     12/20/12          --        5,973
                   Merrill Lynch & Co., Inc.                       Sell     1,455      0.6800      9/20/08          --      (12,384)
                   Residential Capital LLC                         Sell     1,801      1.2200      3/20/08          --     (158,739)
                   Residential Capital LLC                         Sell       901      1.2000      3/20/08          --      (79,456)
                   Residential Capital LLC                         Sell     1,328      1.7500      3/20/08          --     (115,409)
                   Six Flags, Inc.                                 Sell       375      8.2500     12/20/08          --       (5,285)
                   Six Flags, Inc.                                 Sell       590      7.0000      9/20/08          --        5,203
                   Smithfield Foods, Inc.                          Sell       910      1.5000      3/20/12          --      (43,933)
                   The Mosaic Co.                                  Sell       450      1.5000      9/20/12          --       13,654
------------------------------------------------------------------------------------------------------------------------------------
Citibank NA, New York:
                   Allied Waste North America, Inc.                Sell       980      1.8800      3/20/12          --      (43,042)
                   Amkor Technology, Inc.                          Sell       260      2.0500      9/20/08          --          781
                   Cablevision Systems Corp.                       Sell       160      3.1000     12/20/10          --       (4,086)
                   Capmark Financial Group, Inc.                   Sell     3,300      7.1250     12/20/12          --       24,049
                   El Paso Corp.                                   Sell       928      0.7200      6/20/11          --      (22,627)
                   El Paso Corp.                                   Sell       830      0.7800      6/20/11          --      (18,642)
                   El Paso Corp.                                   Sell       795      0.8200      6/20/11          --      (16,838)
                   Ford Motor Credit Co.                           Sell     1,700      2.3200      3/20/12          --     (226,076)
                   Georgia-Pacific LLC                             Sell       565      3.4500     12/20/12          --       (2,053)
                   Georgia-Pacific LLC                             Sell       770      3.6000     12/20/12          --        1,945
                   Intelsat Ltd.                                   Sell       550      4.3000     12/20/08          --        2,470
                   Nalco Co.                                       Sell       435      3.6000      9/20/12          --       (5,243)
                   Nortel Networks Corp.                           Sell     1,735      1.8900      9/20/08          --        3,131
                   Reliant Energy, Inc.                            Sell       465      2.4500      9/20/11          --      (13,680)
                   Reliant Energy, Inc.                            Sell     1,070      2.6000      9/20/11          --      (26,267)
                   Reliant Energy, Inc.                            Sell     1,035      3.9000      9/20/11          --       18,291
                   Tribune Co.                                     Sell     1,300      7.6000      9/20/08          --      (28,586)
                   Tribune Co.                                     Sell     1,160      7.5000      9/20/08          --      (26,343)
                   Univision Communications, Inc.                  Sell       442      1.1000      6/20/08          --       (4,800)


                      17 | OPPENHEIMER HIGH INCOME FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CREDIT DEFAULT SWAPS: Continued
------------------------------------------------------------------------------------------------------------------------------------
                                                                         NOTIONAL        PAY/                  PREMIUM
                                                        BUY/SELL CREDIT    AMOUNT     RECEIVE  TERMINATION       PAID/
SWAP COUNTERPARTY  REFERENCE ENTITY                          PROTECTION    (000S)  FIXED RATE         DATE  (RECEIVED)        VALUE
------------------------------------------------------------------------------------------------------------------------------------
Credit Suisse International:
                   ArvinMeritor, Inc.                              Sell   $   900      1.4000%     9/20/08  $       --  $   (12,146)
                   ArvinMeritor, Inc.                              Sell       870      1.6000      9/20/08          --      (10,462)
                   Capmark Financial Group, Inc.                   Sell     1,060      3.5000      6/20/12          --     (126,068)
                   Capmark Financial Group, Inc.                   Sell     1,120      5.2000     12/20/12          --      (74,544)
                   Capmark Financial Group, Inc.                   Sell       550      6.2500     12/20/12          --      (16,681)
                   CDX.NA.HY.9 Index                               Sell     1,000      3.7500     12/20/12     (35,000)     (42,807)
                   CenturyTel, Inc.                                 Buy     1,125      0.3775      9/20/12          --        8,485
                   Charter Communications Holdings LLC              Buy       175      7.0000      9/20/10          --       52,038
                   Charter Communications Holdings LLC             Sell       175      5.0000      9/20/17     (35,000)     (83,588)
                   Charter Communications Holdings LLC              Buy       635      5.0000      9/20/10      40,481      212,620
                   Charter Communications Holdings LLC             Sell       635      5.0000      9/20/17    (127,000)    (303,306)
                   Dean Foods Co.                                  Sell       455      1.0200      6/20/11          --      (32,375)
                   Dean Foods Co.                                  Sell       465      1.0000      6/20/11          --      (33,371)
                   El Paso Corp.                                   Sell       460      0.7400      6/20/11          --      (12,639)
                   El Paso Corp.                                   Sell       465      0.7700      6/20/11          --      (12,331)
                   Embarq Corp.                                     Buy     1,125      0.5700      9/20/12          --       16,766
                   Embarq Corp.                                     Buy     2,060      0.7300      9/20/12          --       16,654
                   Ford Motor Credit Co.                           Sell     4,100      2.3850      3/20/12          --     (533,208)
                   Ford Motor Credit Co.                           Sell       875      2.5500      3/20/12          --     (109,714)
                   GMAC LLC                                        Sell     1,810      1.3900      3/20/17          --     (396,409)
                   Intelsat Ltd.                                   Sell       555      4.4000      3/20/09          --         (111)
                   Nalco Co.                                       Sell       860      3.4000      9/20/12          --      (17,688)
                   Nalco Co.                                       Sell       425      3.6000      9/20/12          --       (5,431)
                   Residential Capital LLC                         Sell       885      1.3000      3/20/08          --      (54,522)
                   Smithfield Foods, Inc.                          Sell       900      1.4900      3/20/12          --      (44,124)
                   Tenet Healthcare Corp.                          Sell     1,940      4.0500     12/20/08          --       18,673
                   The Goodyear Tire & Rubber Co.                  Sell       580      1.5500      9/20/08          --        1,266
                   Toys "R" Us, Inc.                               Sell       500      2.8000      9/20/08          --      (13,276)
                   Tribune Co.                                     Sell       545      6.3500     12/20/08          --      (28,632)
                   TXU Corp.                                       Sell       125      5.9100     12/20/12          --        3,617
                   TXU Corp.                                       Sell       115      6.0500     12/20/12          --        3,953
                   TXU Corp.                                       Sell       125      6.0000     12/20/12          --        3,617
                   TXU Corp.                                       Sell       925      1.5300      6/20/11          --      (79,143)
                   TXU Corp.                                       Sell       410      1.6100      6/20/11          --      (34,094)
------------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG:
                   ABX.HE.AA.06-2 Index                            Sell     1,080      0.1700      5/25/46    (129,590)    (411,645)
                   Capital One Bank                                 Buy       220      1.8000     12/20/12          --        2,821
                   Capital One Bank                                 Buy       420      1.7000     12/20/12          --        7,419
                   CenturyTel, Inc.                                 Buy     1,685      0.4250      9/20/12          --        6,023
                   CenturyTel, Inc.                                 Buy     2,060      0.5300      9/20/12          --       (1,958)
                   Countrywide Home Loans, Inc.                    Sell     1,010      8.5000     12/20/08          --     (117,850)
                   Countrywide Home Loans, Inc.                    Sell     2,210      9.0000     12/20/08          --     (250,764)
                   Countrywide Home Loans, Inc.                    Sell     2,215      9.7500     12/20/08          --     (236,125)
                   Countrywide Home Loans, Inc.                    Sell       370      3.2500      9/20/08          --      (47,963)
                   Countrywide Home Loans, Inc.                    Sell     4,845      2.5500      9/20/08          --     (649,892)
                   CVRD Inco Ltd.                                   Buy       840      0.6300      3/20/17          --       (4,550)
                   Embarq Corp.                                     Buy     1,685      0.6100      9/20/12          --       21,307
                   Ford Motor Co.                                  Sell     2,335      6.0000     12/20/16          --     (196,270)
                   Ford Motor Co.                                  Sell     3,440      5.8500     12/20/16          --     (312,085)
                   Ford Motor Co.                                  Sell     2,750      5.8000     12/20/16          --     (255,597)
                   Ford Motor Credit Co.                           Sell     2,805      2.3900      3/20/12          --     (347,032)
                   Ford Motor Credit Co.                           Sell     1,360      2.3400      3/20/12          --     (170,434)
                   General Motors Corp.                            Sell     1,865      4.7500     12/20/16          --     (215,696)
                   General Motors Corp.                            Sell     2,200      4.6800     12/20/16          --     (261,493)
                   GMAC LLC                                        Sell     1,820      1.3700      3/20/17          --     (388,627)
                   Intelsat Ltd.                                   Sell       220      4.4000      3/20/09          --         (218)
                   iStar Financial, Inc.                           Sell     3,955      2.9250     12/20/08          --      (75,439)
                   iStar Financial, Inc.                           Sell     2,305      3.0000     12/20/08          --      (42,307)
                   iStar Financial, Inc.                           Sell     2,355      5.8500     12/20/08          --       21,200
                   iStar Financial, Inc.                           Sell       805      4.3200     12/20/12          --        9,041


                      18 | OPPENHEIMER HIGH INCOME FUND/VA

                                                                         NOTIONAL        PAY/                  PREMIUM
                                                        BUY/SELL CREDIT    AMOUNT     RECEIVE  TERMINATION       PAID/
SWAP COUNTERPARTY  REFERENCE ENTITY                          PROTECTION    (000S)  FIXED RATE         DATE  (RECEIVED)        VALUE
------------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG: Continued
                   iStar Financial, Inc.                           Sell   $ 1,020      4.5000%    12/20/12  $       --  $    21,423
                   Lehman Brothers Holdings, Inc.                  Sell       735      1.4100      9/20/08          --          131
                   MBIA, Inc.                                      Sell     1,090      4.9000     12/20/12          --      (49,686)
                   MBIA, Inc.                                      Sell       730      1.5200      9/20/08          --      (39,520)
                   Merrill Lynch & Co., Inc.                       Sell       195      1.8500      6/20/08          --          629
                   MGM Mirage                                      Sell       890      1.1500     12/20/09          --       (8,753)
                   SLM Corp.                                       Sell       580      2.0100      9/20/09          --       (9,334)
                   TXU Corp.                                       Sell     1,105      2.5500      9/20/08          --       (1,819)
                   Vale Overseas Ltd.                              Sell       840      1.0500      3/20/17          --       (9,984)
                   Washington Mutual, Inc.                         Sell       665      4.5000     12/20/08          --       (3,548)
                   Washington Mutual, Inc.                         Sell       435      4.5000     12/20/08          --       (2,321)
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Capital Markets LP:
                   ABX.HE.AA.06-2 Index                            Sell     1,810      0.1700      5/25/46    (714,907)    (687,757)
                   ABX.HE.AA.06-2 Index                            Sell       380      0.1700      5/25/46     (31,309)    (144,391)
                   General Motors Corp.                            Sell     1,865      4.9500     12/20/16          --     (215,460)
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs International:
                   Amkor Technology, Inc.                          Sell       295      2.6500      9/20/08          --        2,550
                   ArvinMeritor, Inc.                              Sell       890      1.6000      9/20/08          --      (12,288)
                   ArvinMeritor, Inc.                              Sell       585      2.2500      9/20/08          --       (5,293)
                   Beazer Homes USA, Inc.                          Sell       920      2.5000      6/20/08          --      (49,561)
                   Beazer Homes USA, Inc.                          Sell       810      2.6500      9/20/08          --      (67,134)
                   Beazer Homes USA, Inc.                          Sell       890      4.8000      9/20/08          --      (61,169)
                   First Data Corp.                                Sell       175      3.0000      9/20/08          --        1,074
                   First Data Corp.                                Sell       585      1.3500      9/20/08          --       (3,565)
                   Ford Motor Co.                                  Sell       500      6.4000     12/20/17          --      (33,671)
                   General Mills, Inc.                             Sell       495      0.3800     12/20/12          --         (136)
                   General Motors Corp.                            Sell       500      5.9500     12/20/17          --      (35,963)
                   GMAC LLC                                        Sell       910      1.3900      3/20/17          --     (201,308)
                   GMAC LLC                                        Sell     1,095      1.3900      3/20/17          --     (242,233)
                   GMAC LLC                                        Sell     1,030      1.3700      3/20/17          --     (228,696)
                   GMAC LLC                                        Sell     2,290      1.3900      3/20/17          --     (506,588)
                   iStar Financial, Inc.                           Sell     2,310      3.9500     12/20/12          --        1,626
                   K. Hovnanian Enterprises, Inc.                  Sell     1,097      2.0000      6/20/08          --      (78,237)
                   K. Hovnanian Enterprises, Inc.                  Sell     1,775      2.0000      6/20/08          --     (126,592)
                   K. Hovnanian Enterprises, Inc.                  Sell     1,775      1.8000      6/20/08          --     (128,192)
                   Lehman Brothers Holdings, Inc.                  Sell       730      0.8000      9/20/10          --       (9,436)
                   Lennar Corp.                                    Sell       870      2.9000     12/20/08          --      (37,620)
                   Merrill Lynch & Co., Inc.                       Sell       435      1.8500      6/20/08          --        1,473
                   Nalco Co.                                       Sell       465      3.7000      9/20/12          --       (6,273)
                   Residential Capital LLC                         Sell       900      1.1800      3/20/08          --      (67,523)
                   Residential Capital LLC                         Sell       879      1.3600      3/20/08          --      (65,576)
                   Sara Lee Corp.                                   Buy       480      0.4190      9/20/12          --       (1,666)
                   Six Flags, Inc.                                 Sell       350     10.8500     12/20/08          --        2,387
                   Smurfit-Stone Container
                   Enterprises, Inc.                               Sell       580      1.4500      9/20/08          --          126
                   Standard Pacific Corp.                          Sell     3,410      2.2000      6/20/08          --     (305,070)
                   Standard Pacific Corp.                          Sell       585      6.6500      9/20/08          --      (59,766)
                   The Mosaic Co.                                  Sell       250      2.0000      9/20/12          --        8,413
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan Chase Bank NA, NY Branch:
                   Citigroup, Inc.                                 Sell       880      1.3000      9/20/08          --      (29,230)
                   Countrywide Home Loans, Inc.                    Sell     1,820      1.8000      9/20/08          --     (246,880)
                   Dean Foods Co.                                  Sell       930      1.0300      6/20/11          --      (53,255)
                   Dean Foods Co.                                  Sell       930      1.0600      6/20/11          --      (52,395)
                   Dean Foods Co.                                  Sell       460      1.0500      6/20/11          --      (26,058)
                   Dean Foods Co.                                  Sell     1,200      1.0800      6/20/11          --      (66,866)
                   Dole Food Co., Inc.                             Sell       225      2.3800      9/20/08          --       (3,255)
                   Ford Motor Co.                                  Sell     2,335      6.0000     12/20/16          --     (200,530)
                   General Motors Corp.                            Sell     2,760      4.7500     12/20/16          --     (323,953)
                   Lehman Brothers Holdings, Inc.                  Sell     5,770      1.5500      9/20/08          --        1,517
                   Merrill Lynch & Co., Inc.                       Sell     5,770      0.8000      9/20/08          --      (33,170)
                   Morgan Stanley                                  Sell       860      0.7500      9/20/08          --       (2,644)


                      19 | OPPENHEIMER HIGH INCOME FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CREDIT DEFAULT SWAPS: Continued
------------------------------------------------------------------------------------------------------------------------------------
                                                                         NOTIONAL        PAY/                  PREMIUM
                                                        BUY/SELL CREDIT    AMOUNT     RECEIVE  TERMINATION       PAID/
SWAP COUNTERPARTY  REFERENCE ENTITY                          PROTECTION    (000S)  FIXED RATE         DATE  (RECEIVED)        VALUE
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan Chase Bank NA, NY Branch: Continued
                   Morgan Stanley                                  Sell   $ 6,070      0.7500%     9/20/08  $       --  $   (18,661)
                   Rite Aid Corp.                                  Sell       555      1.4000      9/20/08          --      (15,990)
                   The Bear Stearns Cos., Inc.                     Sell     1,470      2.7000      9/20/08          --        4,687
                   The Mosaic Co.                                  Sell       455      1.5000      9/20/12          --       14,754
                   The Mosaic Co.                                  Sell       895      1.5000      9/20/12          --       29,022
                   Toys "R" Us, Inc.                               Sell       450      1.9200      9/20/08          --       (7,708)
                   Tribune Co.                                     Sell       890      8.5000      9/20/08          --      (10,806)
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Special Financing, Inc.:
                   ABX.HE.AA.06-2 Index                            Sell       490      0.1700      5/25/46    (120,022)    (185,930)
                   Allied Waste North America, Inc.                Sell       840      1.8800      3/20/12          --      (44,209)
                   Allied Waste North America, Inc.                Sell       330      1.8800      3/20/12          --      (17,368)
                   Amkor Technology, Inc.                          Sell       430      2.5000      9/20/08          --        3,172
                   ArvinMeritor, Inc.                              Sell       890      1.1500      9/20/08          --      (14,259)
                   ArvinMeritor, Inc.                              Sell       810      2.2000      9/20/08          --       (6,773)
                   ArvinMeritor, Inc.                              Sell       445      3.0000      9/20/08          --       (1,124)
                   Beazer Homes USA, Inc.                          Sell     1,650      2.6500      6/20/08          --     (131,421)
                   Beazer Homes USA, Inc.                          Sell       465      2.3300      6/20/08          --      (37,695)
                   Beazer Homes USA, Inc.                          Sell     1,280      5.4000      9/20/08          --      (98,233)
                   Beazer Homes USA, Inc.                          Sell       585      5.0000      9/20/08     (58,500)     (46,361)
                   Cablevision Systems Corp.                       Sell       230      3.4000     12/20/10          --       (3,413)
                   Cablevision Systems Corp.                       Sell       930      3.1300     12/20/10          --      (20,444)
                   Capital One Bank                                 Buy       245      1.8000     12/20/12          --        3,932
                   Centex Corp.                                    Sell       590      1.7500      9/20/09          --      (24,246)
                   Charter Communications Holdings LLC             Sell       430      5.0000      9/20/12     (64,500)    (180,902)
                   Charter Communications Holdings LLC              Buy       430      7.2500      9/20/10          --      117,767
                   Charter Communications Holdings LLC             Sell       435      5.0000      9/20/12     (69,600)    (183,005)
                   Charter Communications Holdings LLC              Buy       435      7.6000      9/20/10          --      116,116
                   Charter Communications Holdings LLC              Buy       330      7.4000      9/20/10          --       89,397
                   Charter Communications Holdings LLC             Sell       330      5.0000      9/20/12     (49,500)    (138,831)
                   Dillard's, Inc.                                 Sell       945      2.2500     12/20/08          --         (238)
                   Dillard's, Inc.                                 Sell     2,735      2.2500     12/20/08          --         (690)
                   Dole Food Co., Inc.                             Sell       570      3.4500      9/20/08          --       (1,800)
                   Dole Food Co., Inc.                             Sell       845      3.2000      9/20/08          --       (4,615)
                   Dole Food Co., Inc.                             Sell       610      5.2500      9/20/08          --        5,820
                   D.R. Horton, Inc.                               Sell     1,140      4.2000     12/20/08          --         (554)
                   El Paso Corp.                                   Sell     1,392      0.7300      6/20/11          --      (31,328)
                   El Paso Corp.                                   Sell       400      0.8000      6/20/11          --       (8,104)
                   First Data Corp.                                Sell       870      2.7500      9/20/08          --          838
                   First Data Corp.                                Sell       870      3.5000      9/20/08          --        5,643
                   First Data Corp.                                Sell       400      3.0000      9/20/08          --        1,122
                   First Data Corp.                                Sell       477      3.0000      9/20/08          --        1,338
                   General Mills, Inc.                             Sell       600      0.4000     12/20/12          --         (263)
                   Georgia-Pacific LLC                             Sell       600      0.8000     12/20/08          --       (3,343)
                   GMAC LLC                                        Sell       975      1.4000      3/20/17          --     (216,861)
                   GMAC LLC                                        Sell       910      1.4000      3/20/17          --     (202,404)
                   Harrah's Operating Co., Inc.                    Sell     1,100      2.3000      9/20/08          --       (8,828)
                   K. Hovnanian Enterprises, Inc.                  Sell     1,385      4.2200      9/20/08          --     (165,116)
                   K. Hovnanian Enterprises, Inc.                  Sell       585      7.5000      9/20/08          --      (57,719)
                   Lennar Corp.                                    Sell     3,535      2.9000     12/20/08          --     (147,532)
                   Levi Strauss & Co.                              Sell       570      1.6000      9/20/08          --       (2,452)
                   MBIA, Inc.                                      Sell     4,855      1.9500      9/20/08          --     (268,082)
                   Morgan Stanley                                  Sell     1,460      0.6400      9/20/08          --       (6,211)
                   Nalco Co.                                       Sell       260      3.4000      9/20/12          --       (6,229)
                   Nortel Networks Corp.                           Sell       865      1.8500      9/20/08          --       (2,127)
                   Pulte Homes, Inc.                               Sell       875      2.8500      9/20/09          --      (22,415)
                   Quebecor World, Inc.                            Sell       590      2.8500      9/20/08          --      (83,933)
                   Reliant Energy, Inc.                            Sell       845      2.1500      9/20/11          --      (37,180)
                   Reliant Energy, Inc.                            Sell       440      2.5000      9/20/11          --      (14,384)
                   Residential Capital LLC                         Sell     3,070      5.0000      6/20/08    (429,800)    (335,992)
                   Residential Capital LLC                         Sell       340      5.0000      6/20/08     (44,200)     (37,211)


                      20 | OPPENHEIMER HIGH INCOME FUND/VA

                                                                         NOTIONAL        PAY/                  PREMIUM
                                                        BUY/SELL CREDIT    AMOUNT     RECEIVE  TERMINATION       PAID/
SWAP COUNTERPARTY  REFERENCE ENTITY                          PROTECTION    (000S)  FIXED RATE         DATE  (RECEIVED)        VALUE
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Special Financing, Inc.: Continued
                   Rite Aid Corp.                                  Sell   $   455      1.3500%     9/20/08  $       --  $   (12,350)
                   Rite Aid Corp.                                  Sell     1,080      1.3500      9/20/08          --      (29,314)
                   Rite Aid Corp.                                  Sell        75      1.4500      9/20/08          --       (1,981)
                   Rite Aid Corp.                                  Sell       570      3.2500      9/20/08          --       (7,614)
                   Saks, Inc.                                      Sell       570      1.7000      9/20/08          --       (2,317)
                   Six Flags, Inc.                                 Sell     1,330      5.2200      9/20/08          --      (46,496)
                   Six Flags, Inc.                                 Sell       650      7.0000      9/20/08          --      (14,557)
                   Six Flags, Inc.                                 Sell       355      5.0000      9/20/08          --      (12,962)
                   Smithfield Foods, Inc.                          Sell     1,190      1.5800      3/20/12          --      (53,572)
                   Standard Pacific Corp.                          Sell     1,200      5.0000      6/20/08    (144,000)    (101,194)
                   Tenet Healthcare Corp.                          Sell       585      4.9000      3/20/09          --       10,536
                   The Bear Stearns Cos., Inc.                     Sell     5,780      1.6000      9/20/08          --      (20,751)
                   The Mosaic Co.                                  Sell       910      1.2000      9/20/12          --       17,841
                   Toys "R" Us, Inc.                               Sell       905      1.8500      9/20/08          --      (15,967)
                   Toys "R" Us, Inc.                               Sell     1,200      1.9500      9/20/08          --      (20,295)
                   Toys "R" Us, Inc.                               Sell       360      4.3000      9/20/08          --           88
                   Toys "R" Us, Inc.                               Sell       585      3.2500      9/20/08          --       (4,341)
                   Tribune Co.                                     Sell       270      6.4000     12/20/08          --      (16,700)
                   Tribune Co.                                     Sell       380      6.0000     12/20/08          --      (24,900)
                   Tribune Co.                                     Sell       430      7.4500      9/20/08          --      (15,782)
                   Tribune Co.                                     Sell       580      7.5500      9/20/08          --      (20,875)
                   Tribune Co.                                     Sell       230      7.5500      9/20/08          --       (8,278)
                   Univision Communications, Inc.                  Sell       450      3.0000     12/20/08          --       (2,775)
                   Univision Communications, Inc.                  Sell       410      3.0000     12/20/08          --       (1,548)
                   Univision Communications, Inc.                  Sell       884      1.1500      6/20/08          --       (9,158)
                   Univision Communications, Inc.                  Sell       442      1.1000      6/20/08          --       (4,688)
                   Washington Mutual, Inc.                         Sell     1,555      4.4000     12/20/08          --      (14,164)
                   Washington Mutual, Inc.                         Sell     2,875      5.1500     12/20/08          --        6,046
------------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch International:
                   Ford Motor Co.                                  Sell     3,825      5.3000     12/20/12          --     (326,446)
                   General Motors Corp.                            Sell     2,550      4.0500     12/20/12          --     (278,468)
                   Georgia-Pacific LLC                             Sell       575      3.2500     12/20/12          --       (6,972)
                   Georgia-Pacific LLC                             Sell       570      3.3500     12/20/12          --       (4,578)
                   Reliant Energy, Inc.                            Sell       420      2.0500      9/20/11          --      (20,449)
                   TXU Corp.                                       Sell       925      1.5300      6/20/11          --      (80,697)
                   TXU Corp.                                       Sell       930      1.5800      6/20/11          --      (79,745)
                   TXU Corp.                                       Sell       925      1.5900      6/20/11          --      (79,040)
                   TXU Corp.                                       Sell     1,150      1.6200      6/20/11          --      (97,237)
                   TXU Corp.                                       Sell     1,310      2.0600      6/20/11          --      (93,562)
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital Services, Inc.:
                   ABX.HE.AA.06-2 Index                            Sell       380      0.1700      5/25/46     (30,359)    (144,191)
                   ABX.HE.AA.06-2 Index                            Sell       730      0.1700      5/25/46     (72,997)    (273,820)
                   Capmark Financial Group, Inc.                   Sell       530      7.4000     12/20/12          --       16,250
                   Capmark Financial Group, Inc.                   Sell       550      7.1500     12/20/12          --       11,529
                   Dean Foods Co.                                  Sell       930      0.9500      6/20/11          --      (59,279)
                   Ford Motor Co.                                  Sell     2,335      6.1500     12/20/16          --     (174,909)
                   Ford Motor Co.                                  Sell       150      5.9000     12/20/16          --      (13,290)
                   General Motors Corp.                            Sell     1,865      4.9000     12/20/16          --     (215,491)
                   General Motors Corp.                            Sell       120      4.6200     12/20/16          --      (15,718)
                   Intelsat Ltd.                                   Sell       550      2.7500     12/20/08          --       (7,338)
                   J.C. Penney Co., Inc.                           Sell       385      1.3000     12/20/17          --      (15,209)
                   J.C. Penney Co., Inc.                           Sell       370      1.0700     12/20/17          --      (20,782)
                   Kohl's Corp.                                     Buy       575      0.8700     12/20/17          --        9,621
                   Kohl's Corp.                                     Buy       555      0.6600     12/20/17          --       18,172
                   Lennar Corp.                                    Sell     1,775      2.9000     12/20/08          --      (67,573)
                   Massey Energy Co.                               Sell       690      5.1000      9/20/12          --       25,774
                   Residential Capital LLC                         Sell        75      5.0000      6/20/08     (10,125)      (9,021)
                   Residential Capital LLC                         Sell       105      5.0000      6/20/08     (15,225)     (12,630)
                   Residential Capital LLC                         Sell       190      5.0000      6/20/08     (27,550)     (22,854)
                   Residential Capital LLC                         Sell     2,610      6.1700      9/20/08          --     (426,011)


                      21 | OPPENHEIMER HIGH INCOME FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CREDIT DEFAULT SWAPS: Continued
------------------------------------------------------------------------------------------------------------------------------------
                                                                     NOTIONAL        PAY/                    PREMIUM
                                                    BUY/SELL CREDIT    AMOUNT     RECEIVE  TERMINATION         PAID/
SWAP COUNTERPARTY   REFERENCE ENTITY                     PROTECTION    (000S)  FIXED RATE         DATE    (RECEIVED)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital Services, Inc.: Continued
                    Residential Capital LLC                    Sell  $    845      6.2500%     9/20/08  $         --  $    (137,522)
                    Residential Capital LLC                    Sell       875      6.2000      9/20/08            --       (142,664)
                    Sara Lee Corp.                              Buy       615      0.4180      9/20/12            --         (2,892)
                    Smithfield Foods, Inc.                     Sell       140      1.5100      3/20/12            --         (5,602)
                    Smithfield Foods, Inc.                     Sell       160      1.7700      3/20/12            --         (4,863)
------------------------------------------------------------------------------------------------------------------------------------
UBS AG:
                    iStar Financial, Inc.                      Sell       550      4.5600     12/20/12            --         24,471
                    Lehman Brothers Holdings, Inc.             Sell     2,310      1.5500      9/20/08            --            (92)
                    Massey Energy Co.                          Sell       375      5.0500      9/20/12            --         11,395
                    Massey Energy Co.                          Sell       430      5.1000      9/20/12            --         13,895
                    The Mosaic Co.                             Sell       425      1.7800      9/20/12            --         18,539
                    The Mosaic Co.                             Sell       595      1.6500      9/20/12            --         22,636
                                                                                                        ----------------------------
                                                                                                        $ (2,168,703) $ (16,615,459)
                                                                                                        ============================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN SWAPS AS OF DECEMBER 31, 2007 ARE AS FOLLOWS:
------------------------------------------------------------------------------------------------------------------------------------
                                 NOTIONAL                                                                  TERMINATION
SWAP COUNTERPARTY                  AMOUNT            PAID BY THE FUND               RECEIVED BY THE FUND          DATE         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                            If negative, the absolute      If positive, the Total Return
                                                  value of the Lehman        of the Lehman Brothers U.S.
                                                   Brothers U.S. CMBS                CMBS AAA 8.5+ Index
Barclays Bank plc            $  2,260,000              AAA 8.5+ Index              minus 20 basis points        6/1/08   $    37,927
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers
Special Financing, Inc.:
                                            If negative, the absolute      If positive, the Total Return
                                                  value of the Lehman        of the Lehman Brothers U.S.
                                                   Brothers U.S. CMBS                CMBS AAA 8.5+ Index
                                2,700,000              AAA 8.5+ Index              minus 40 basis points        6/1/08        46,674

                                            If negative, the absolute      If positive, the Total Return
                                                  value of the Lehman        of the Lehman Brothers U.S.
                                                   Brothers U.S. CMBS                CMBS AAA 8.5+ Index
                               22,100,000              AAA 8.5+ Index            minus 42.5 basis points        6/1/08       383,177

                                            If negative, the absolute
                                                  value of the Lehman      If positive, the Total Return
                                                   Brothers U.S. CMBS        of the Lehman Brothers U.S.
                               11,050,000              AAA 8.5+ Index                CMBS AAA 8.5+ Index        6/1/08       195,235

                                            If negative, the absolute   If positive, the Total Return of
                                                  value of the Lehman           the Lehman Brothers U.S.
                                                   Brothers U.S. CMBS           CMBS AAA 8.5+ Index plus
                                8,200,000              AAA 8.5+ Index                  37.5 basis points        2/1/08       147,102

                                            If negative, the absolute   If positive, the Total Return of
                                                  value of the Lehman           the Lehman Brothers U.S.
                                                   Brothers U.S. CMBS           CMBS AAA 8.5+ Index plus
                                2,282,000              AAA 8.5+ Index                    55 basis points        5/1/08        41,237

                                            If negative, the absolute
                                                  value of the Lehman      If positive, the Total Return
                                                   Brothers U.S. CMBS        of the Lehman Brothers U.S.
                               11,050,000              AAA 8.5+ Index                CMBS AAA 8.5+ Index        6/1/08       195,235

                                            If negative, the absolute   If positive, the Total Return of
                                                  value of the Lehman           the Lehman Brothers U.S.
                                                   Brothers U.S. CMBS           CMBS AAA 8.5+ Index plus
                                3,025,000              AAA 8.5+ Index                    45 basis points        5/1/08        54,437


                      22 | OPPENHEIMER HIGH INCOME FUND/VA

                                 NOTIONAL                                                                  TERMINATION
SWAP COUNTERPARTY                  AMOUNT            PAID BY THE FUND               RECEIVED BY THE FUND          DATE         VALUE
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital
Services, Inc.:
                                            If negative, the absolute      If positive, the Total Return
                                                  value of the Lehman        of the Lehman Brothers U.S.
                                                   Brothers U.S. CMBS                CMBS AAA 8.5+ Index
                             $  1,900,000              AAA 8.5+ Index              minus 40 basis points        6/1/08   $    29,052

                                            If negative, the absolute      If positive, the Total Return
                                                  value of the Lehman        of the Lehman Brothers U.S.
                                                   Brothers U.S. CMBS           CMBS AAA 8.5+ Index plus
                                2,260,000              AAA 8.5+ Index                    90 basis points        6/1/08        36,497

                                            If negative, the absolute
                                                  value of the Lehman      If positive, the Total Return
                                                   Brothers U.S. CMBS        of the Lehman Brothers U.S.
                               11,050,000              AAA 8.5+ Index                CMBS AAA 8.5+ Index        6/1/08       171,269
------------------------------------------------------------------------------------------------------------------------------------
                                            If negative, the absolute      If positive, the Total Return
                                                  value of the Lehman        of the Lehman Brothers U.S.
                                                   Brothers U.S. CMBS                CMBS AAA 8.5+ Index
UBS AG                          7,300,000              AAA 8.5+ Index            minus 32.5 basis points        2/1/08       128,262
                                                                                                                         -----------
                                                                                                                         $ 1,466,104
                                                                                                                         ===========

Index abbreviation is as follows:

CMBS  Commercial Mortgage Backed Securities

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      23 | OPPENHEIMER HIGH INCOME FUND/VA

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2007
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------------
Investments, at value--see accompanying statement of investments:
Unaffiliated companies (cost $485,603,377)                                            $   466,419,723
Affiliated companies (cost $10,989,620)                                                    10,989,620
                                                                                      ----------------
                                                                                          477,409,343
------------------------------------------------------------------------------------------------------
Cash                                                                                        1,920,723
------------------------------------------------------------------------------------------------------
Swaps, at value (net premiums received $1,403,826)                                          1,335,831
------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest, dividends and principal paydowns                                                  8,652,225
Investments sold (including $3,166,622 sold on a when-issued or delayed delivery
basis)                                                                                      3,442,522
Shares of beneficial interest sold                                                            646,430
Other                                                                                          14,469
                                                                                      ----------------
Total assets                                                                              493,421,543
------------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------------
Short positions, at value (proceeds of $3,166,622)--see accompanying statement of
investments                                                                                 3,190,530
------------------------------------------------------------------------------------------------------
Swaps, at value (premiums received $764,877)                                               16,485,186
------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $4,194,896 purchased on a when-issued or delayed
delivery basis)                                                                             6,165,646
Shares of beneficial interest redeemed                                                        395,578
Futures margins                                                                               371,846
Distribution and service plan fees                                                            106,943
Trustees' compensation                                                                         10,707
Transfer and shareholder servicing agent fees                                                   3,436
Other                                                                                         142,818
                                                                                      ----------------
Total liabilities                                                                          26,872,690

------------------------------------------------------------------------------------------------------
NET ASSETS                                                                            $   466,548,853
                                                                                      ================

------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                            $        58,838
------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                564,009,084
------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                          38,507,913
------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions           (104,185,588)
------------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments and translation of assets and
liabilities denominated in foreign currencies                                             (31,841,394)
                                                                                      ----------------
NET ASSETS                                                                            $   466,548,853
                                                                                      ================

------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
------------------------------------------------------------------------------------------------------
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $294,819,286 and 37,096,280 shares of beneficial interest
outstanding)                                                                          $          7.95
------------------------------------------------------------------------------------------------------
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $157,332,772 and 19,936,626 shares of beneficial interest
outstanding)                                                                          $          7.89
------------------------------------------------------------------------------------------------------
Class 3 Shares:
Net asset value, redemption price per share and offering price per share (based
on net assets of $4,920,445 and 616,736 shares of beneficial interest outstanding)    $          7.98
------------------------------------------------------------------------------------------------------
Class 4 Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $9,476,350 and 1,188,659 shares of beneficial interest
outstanding)                                                                          $          7.97

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      24 | OPPENHEIMER HIGH INCOME FUND/VA

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2007
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------------------------------------
Interest                                                                              $    35,952,880
------------------------------------------------------------------------------------------------------
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $5,344)                           404,522
Affiliated companies                                                                        3,141,273
------------------------------------------------------------------------------------------------------
Fee income                                                                                        746
------------------------------------------------------------------------------------------------------
Portfolio lending fees                                                                            644
                                                                                      ----------------
Total investment income                                                                    39,500,065
------------------------------------------------------------------------------------------------------
EXPENSES
------------------------------------------------------------------------------------------------------
Management fees                                                                             3,718,374
------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Service shares                                                                                424,031
Class 4 shares                                                                                 12,019
------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Non-Service shares                                                                             10,267
Service shares                                                                                 10,142
Class 3 shares                                                                                    177
Class 4 shares                                                                                  2,485
------------------------------------------------------------------------------------------------------
Shareholder communications:
Non-Service shares                                                                             23,868
Service shares                                                                                 12,026
Class 3 shares                                                                                    122
Class 4 shares                                                                                    236
------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                         15,369
------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                     2,785
------------------------------------------------------------------------------------------------------
Administration service fees                                                                     1,500
------------------------------------------------------------------------------------------------------
Other                                                                                          68,997
                                                                                      ----------------
Total expenses                                                                              4,302,398
Less reduction to custodian expenses                                                             (964)
Less waivers and reimbursements of expenses                                                   (59,627)
                                                                                      ----------------
Net expenses                                                                                4,241,807
------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                      35,258,258
------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
Investments from unaffiliated companies                                                     1,263,278
Closing and expiration of futures contracts                                                  (335,344)
Foreign currency transactions                                                                  97,907
Short positions                                                                               (52,688)
Swap contracts                                                                              1,768,798
Increase from payment by affiliate                                                              2,760
                                                                                      ----------------
Net realized gain                                                                           2,744,711
------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                               (25,681,885)
Translation of assets and liabilities denominated in foreign currencies                       313,313
Futures contracts                                                                             306,956
Short positions                                                                               (23,908)
Swap contracts                                                                            (12,974,773)
                                                                                      ----------------
Net change in unrealized depreciation                                                     (38,060,297)
------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  $       (57,328)
                                                                                      ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      25 | OPPENHEIMER HIGH INCOME FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                                          2007            2006
----------------------------------------------------------------------------------------------------------------------
OPERATIONS
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                 $    35,258,258   $  36,670,389
----------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                           2,744,711       2,937,133
----------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                                      (38,060,297)      7,687,971
                                                                                      --------------------------------
Net increase (decrease) in net assets resulting from operations                               (57,328)     47,295,493

----------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
----------------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Non-Service shares                                                                        (24,967,707)    (28,179,781)
Service shares                                                                            (11,831,305)    (11,514,103)
Class 3 shares                                                                                     --              --
Class 4 shares                                                                                     --              --
                                                                                      --------------------------------
                                                                                          (36,799,012)    (39,693,884)

----------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares                                                                        (42,430,203)    (28,076,230)
Service shares                                                                             (3,835,518)     14,875,665
Class 3 shares                                                                              5,091,701              --
Class 4 shares                                                                              9,835,657              --
                                                                                      --------------------------------
                                                                                          (31,338,363)    (13,200,565)

----------------------------------------------------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------------------------------------------------
Total decrease                                                                            (68,194,703)     (5,598,956)
----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                       534,743,556     540,342,512
                                                                                      --------------------------------
End of period (including accumulated net investment income of $38,507,913 and
$36,328,896, respectively)                                                            $   466,548,853   $ 534,743,556
                                                                                      ================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      26 | OPPENHEIMER HIGH INCOME FUND/VA

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES YEAR   ENDED DECEMBER 31,                 2007            2006            2005            2004             2003
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $     8.55      $     8.44      $     8.80      $     8.61      $      7.51
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                         .57 1           .58 1           .57 1           .58 1            .60
Net realized and unrealized gain (loss)                      (.56)            .17            (.37)            .15             1.09
                                                       ----------------------------------------------------------------------------
Total from investment operations                              .01             .75             .20             .73             1.69
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                         (.61)           (.64)           (.56)           (.54)            (.59)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $     7.95      $     8.55      $     8.44      $     8.80      $      8.61
                                                       ============================================================================

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                          (0.10)%          9.42%           2.31%           8.97%           23.96%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $  294,819      $  361,445      $  384,726      $  479,405      $   480,112
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $  335,702      $  365,154      $  444,477      $  460,877      $   396,858
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                        6.96%           7.05%           6.79%           6.91%            8.31%
Total expenses                                               0.75% 4         0.74% 4         0.75%           0.75%            0.76%
Expenses after payments, waivers and/or
reimbursements and reduction to custodian expenses           0.74%           0.74%           0.75%           0.75%            0.76%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        67% 5           57%             64%             51%              48%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

      Year Ended December 31, 2007                    0.76%
      Year Ended December 31, 2006                    0.74%

5. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

                                     PURCHASE TRANSACTIONS   SALE TRANSACTIONS
   ---------------------------------------------------------------------------
   Year Ended December 31, 2007                $30,798,147         $24,096,458

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      27 | OPPENHEIMER HIGH INCOME FUND/VA

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

SERVICE SHARES   YEAR ENDED DECEMBER 31,                                2007          2006          2005         2004         2003
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $    8.50     $    8.39     $    8.76    $    8.58    $    7.49
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                    .55 1         .56 1         .55 1        .56 1        .61
Net realized and unrealized gain (loss)                                 (.57)          .17          (.38)         .15         1.06
                                                                   ----------------------------------------------------------------
Total from investment operations                                        (.02)          .73           .17          .71         1.67
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                    (.59)         (.62)         (.54)        (.53)        (.58)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $    7.89     $    8.50     $    8.39    $    8.76    $    8.58
                                                                   ================================================================

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                                     (0.47)%        9.23%         2.01%        8.73%       23.79%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                           $ 157,333     $ 173,299     $ 155,617    $ 134,013    $  76,354
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                  $ 169,569     $ 160,703     $ 141,287    $ 101,464    $  41,246
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                                   6.71%         6.80%         6.54%        6.63%        7.84%
Total expenses                                                          1.01% 4       1.00% 4       1.00%        1.01%        1.04%
Expenses after payments, waivers and/or
reimbursements and reduction to custodian expenses                      1.00%         1.00%         1.00%        1.01%        1.04%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                   67% 5         57%           64%          51%          48%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

             Year Ended December 31, 2007             1.02%
             Year Ended December 31, 2006             1.00%

5. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

                                      PURCHASE TRANSACTIONS    SALE TRANSACTIONS
   -----------------------------------------------------------------------------
   Year Ended December 31, 2007                $ 30,798,147         $ 24,096,458

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      28 | OPPENHEIMER HIGH INCOME FUND/VA

                                                     CLASS 3 SHARES    CLASS 4 SHARES
PERIOD ENDED DECEMBER 31,                                      2007 1            2007 1
----------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------
Net asset value, beginning of period                       $   8.26         $    8.26
----------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income 2                                         .37               .36
Net realized and unrealized loss                               (.65)             (.65)
                                                           -----------------------------
Total from investment operations                               (.28)             (.29)
----------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                             --                --
----------------------------------------------------------------------------------------
Net asset value, end of period                             $   7.98         $    7.97
                                                           =============================

----------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                            (3.39)%           (3.51)%
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                   $  4,921         $   9,476
----------------------------------------------------------------------------------------
Average net assets (in thousands)                          $  3,750         $   7,201
----------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                          6.90%             6.61%
Total expenses                                                 0.76% 5           1.05% 6
Expenses after payments, waivers and/or
reimbursements and reduction to custodian expenses             0.75%             1.04%
----------------------------------------------------------------------------------------
Portfolio turnover rate 7                                        67%               67%

1. For the period from May 1, 2007 (inception of offering) to December 31, 2007.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

             Period Ended December 31, 2007           0.77%

6. Total expenses including indirect expenses from affiliated fund were as follows:

             Period Ended December 31, 2007           1.06%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

                                      PURCHASE TRANSACTIONS    SALE TRANSACTIONS
   -----------------------------------------------------------------------------
   Year Ended December 31, 2007                $ 30,798,147         $ 24,096,458

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      29 | OPPENHEIMER HIGH INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer High Income Fund/VA (the "Fund") is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income by investing mainly in a diversified portfolio of high-yield, lower-grade, fixed-income securities that the Fund's investment adviser, OppenheimerFunds, Inc. (the "Manager"), believes does not involve undue risk.

      The Fund offers Non-Service, Service, Class 3 and Class 4 shares. All classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares being designated as Service shares and Class 4 shares are subject to a distribution and service plan. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. The Fund assesses a 1% fee on the proceeds of Class 3 and Class 4 shares that are redeemed (either by selling or exchanging to another Oppenheimer fund or other investment option offered through your variable life insurance or variable annuity contract) within 60 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the closing price reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Shares of a registered investment company that are not traded on an exchange are valued at the acquired investment company's net asset value per share. "Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

--------------------------------------------------------------------------------
STRUCTURED SECURITIES. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.


                      30 | OPPENHEIMER HIGH INCOME FUND/VA

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of December 31, 2007, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

                                           WHEN-ISSUED OR DELAYED
                                      DELIVERY BASIS TRANSACTIONS
               --------------------------------------------------
               Purchased securities                    $4,194,896
               Sold securities                          3,166,622

The Fund may enter into "forward roll" transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

      Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk. To assure its future payment of the purchase price, the Fund maintains internally designated assets with a market value equal to or greater than the payment obligation under the roll.

--------------------------------------------------------------------------------
SECURITIES SOLD SHORT. The Fund may short sale when-issued securities for future settlement. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss for the value of the open short position. The Fund records a realized gain or loss when the short position is closed out.

--------------------------------------------------------------------------------
CREDIT RISK. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of December 31, 2007, securities with an aggregate market value of $12, representing less than 0.005% of the Fund's net assets, were in default.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.


                      31 | OPPENHEIMER HIGH INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. The Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

--------------------------------------------------------------------------------
INVESTMENTS WITH OFF-BALANCE SHEET RISK. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund's Statement of Assets and Liabilities.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund's tax return filings remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                              NET UNREALIZED
                                                                DEPRECIATION
                                                            BASED ON COST OF
                                                              SECURITIES AND
UNDISTRIBUTED    UNDISTRIBUTED              ACCUMULATED    OTHER INVESTMENTS
NET INVESTMENT       LONG-TERM                     LOSS   FOR FEDERAL INCOME
INCOME                    GAIN   CARRYFORWARD 1,2,3,4,5         TAX PURPOSES
----------------------------------------------------------------------------
$25,896,044                $--             $102,645,614          $20,350,910

1. As of December 31, 2007, the Fund had $97,195,563 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2007, details of the capital loss carryforwards were as follows:


                      32 | OPPENHEIMER HIGH INCOME FUND/VA

                             EXPIRING
                             -----------------------
                             2008       $  9,779,664
                             2009         22,696,701
                             2010         56,061,391
                             2011          8,529,303
                             2012            128,504
                                        ------------
                             Total      $ 97,195,563
                                        ============

2. As of December 31, 2007, the Fund had $5,450,028 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2016.

3. The Fund had $23 of post-October foreign currency losses which were deferred.

4. During the fiscal year ended December 31, 2007, the Fund utilized $4,768,054 of capital loss carryforward to offset capital gains realized in that fiscal year.

5. During the fiscal year ended December 31, 2006, the Fund utilized $2,201,464 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for December 31, 2007. Net assets of the Fund were unaffected by the reclassifications.

                          INCREASE TO       INCREASE TO
                          ACCUMULATED   ACCUMULATED NET
                       NET INVESTMENT     REALIZED LOSS
                               INCOME    ON INVESTMENTS
                       --------------------------------
                           $3,719,771        $3,719,771

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

                                         YEAR ENDED          YEAR ENDED
                                  DECEMBER 31, 2007   DECEMBER 31, 2006
       ----------------------------------------------------------------
       Distributions paid from:
       Ordinary income                  $36,799,012        $ 39,693,884

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2007 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

             Federal tax cost of securities          $ 497,736,541
             Federal tax cost of other investments    (109,432,977)
                                                     -------------
             Total federal tax cost                  $ 388,303,564
                                                     =============

             Gross unrealized appreciation           $   3,065,030
             Gross unrealized depreciation             (23,415,940)
                                                     -------------
             Net unrealized depreciation             $ (20,350,910)
                                                     =============


                      33 | OPPENHEIMER HIGH INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

TRUSTEES' COMPENSATION. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Market discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.


                      34 | OPPENHEIMER HIGH INCOME FUND/VA

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                              YEAR ENDED DECEMBER 31,2007 1          YEAR ENDED DECEMBER 31, 2006
                                                   SHARES            AMOUNT           SHARES               AMOUNT
-----------------------------------------------------------------------------------------------------------------
NON-SERVICE SHARES
Sold                                            6,787,194     $  55,828,051        5,280,216     $     43,432,010
Dividends and/or distributions reinvested       3,059,768        24,967,707        3,544,627           28,179,781
Redeemed                                      (15,007,275)     (123,225,961)     (12,151,871)         (99,688,021)
                                            ----------------------------------------------------------------------
Net decrease                                   (5,160,313)    $ (42,430,203)      (3,327,028)    $    (28,076,230)
                                            ======================================================================

-----------------------------------------------------------------------------------------------------------------
SERVICE SHARES
Sold                                            3,742,971     $  30,663,500        5,002,490     $     40,899,612
Dividends and/or distributions reinvested       1,457,057        11,831,305        1,455,639           11,514,103
Redeemed                                       (5,655,204)      (46,330,323)      (4,611,753)         (37,538,050)
                                            ----------------------------------------------------------------------
Net increase (decrease)                          (455,176)    $  (3,835,518)       1,846,376     $     14,875,665
                                            ======================================================================

-----------------------------------------------------------------------------------------------------------------
CLASS 3 SHARES
Sold                                              881,563     $   7,225,930               --     $             --
Dividends and/or distributions reinvested              --                --               --                   --
Redeemed                                         (264,827)       (2,134,229) 2            --                   --
                                            ----------------------------------------------------------------------
Net increase                                      616,736     $   5,091,701               --     $             --
                                            ======================================================================

-----------------------------------------------------------------------------------------------------------------
CLASS 4 SHARES
Sold                                            1,978,987     $  16,140,299               --     $             --
Dividends and/or distributions reinvested              --                --               --                   --
Redeemed                                         (790,328)       (6,304,642) 2            --                   --
                                            ----------------------------------------------------------------------
Net increase                                    1,188,659     $   9,835,657               --     $             --
                                            ======================================================================

1. For the year ended December 31, 2007, for non-service and service shares, and for the period from May 1, 2007 (inception of offering) to December 31, 2007 for Class 3 and Class 4 shares.

2. Net of redemption fees of $10,660 and $30,654 for Class 3 and Class 4 shares, respectively.

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 31, 2007, were as follows:

                                             PURCHASES            SALES
         --------------------------------------------------------------
         Investment securities            $280,104,652    $ 314,388,638
         U.S. government and government
         agency obligations                    461,640          470,397
         To Be Announced (TBA)
         mortgage-related securities        30,798,147       24,096,458

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

                       FEE SCHEDULE
                       ---------------------------------
                       Up to $200 million          0.75%
                       Next $200 million           0.72
                       Next $200 million           0.69
                       Next $200 million           0.66
                       Next $200 million           0.60
                       Over $1 billion             0.50


                      35 | OPPENHEIMER HIGH INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services ("OFS"), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended December 31, 2007, the Fund paid $21,362 to OFS for services to the Fund.

      Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 per class, for class level assets of $10 million or more. Each class is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FOR SERVICE SHARES AND CLASS 4 SHARES. The Fund has adopted a Distribution and Service Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares and Class 4 shares to pay OppenheimerFunds Distributor, Inc. (the "Distributor"), for distribution related services, personal service and account maintenance for the Fund's Service shares and Class 4 shares. Under the Plan, payments are made periodically at an annual rate of up to 0.25% of the average annual net assets of Service shares and Class 4 shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares and Class 4 shares. These fees are paid out of the Fund's assets on an on-going basis and increase operating expenses of the Service shares and Class 4 shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

      The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF. During the year ended December 31, 2007, the Manager waived $59,627 for IMMF management fees.

      During the year ended December 31, 2007, the Manager voluntarily reimbursed the Fund $2,760 for certain transactions. The payment increased the Fund's total returns by less than 0.01%.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

      Foreign currency exchange contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

      Risks to the Fund include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received.

      As of December 31, 2007, the Fund had no outstanding forward contracts.


                      36 | OPPENHEIMER HIGH INCOME FUND/VA

--------------------------------------------------------------------------------
6. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts that relate to broadly based securities indices (financial futures), debt securities (interest rate futures) and various commodities (commodity index futures). The Fund may also buy or write put or call options on these futures contracts.

      Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

      Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

--------------------------------------------------------------------------------
7. SWAP CONTRACTS

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

      Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The value of the contracts is separately disclosed on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

      Risks of entering into swap contracts include credit, market and liquidity risk. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received. Market risk is the risk that the value of the contract will depreciate due to unfavorable changes in the reference asset. If there is an illiquid market for the agreement, the Fund may be unable to close the contract prior to contract termination

--------------------------------------------------------------------------------
CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Fund may enter into credit default swaps on a single security, or a basket of securities.

      In a credit default swap contract, the purchaser of the contract will pay a periodic interest fee, similar to an insurance premium, on the notional amount of the swap contract to the counterparty (the seller of the contract). If there is


                      37 | OPPENHEIMER HIGH INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
7. SWAP CONTRACTS Continued

a credit event (for example, bankruptcy or a failure to timely pay interest or principal), the purchaser will exercise the contract and will receive a payment from the seller of the contract equal to the notional value of the credit default swap contract less the value of the underlying security. In the event that the credit default swap is exercised due to a credit event, the difference between the value of the underlying security and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

      Risks of credit default swaps include, but are not limited to, the cost of paying for credit protection if there are no credit events.

--------------------------------------------------------------------------------
TOTAL RETURN SWAP CONTRACTS. A total return swap is an agreement between counterparties to exchange a set of future cash flows on the notional amount of the contract. One cash flow is typically based on a reference interest rate or index and the other on the total return of a reference asset such as a security, a basket of securities, or an index. The total return includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

--------------------------------------------------------------------------------
8. ILLIQUID SECURITIES

As of December 31, 2007, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.

--------------------------------------------------------------------------------
9. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

      As of December 31, 2007, the Fund had no securities on loan.

--------------------------------------------------------------------------------
10. RECENT ACCOUNTING PRONOUNCEMENT

In September 2006, Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of December 31, 2007, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.


                      38 | OPPENHEIMER HIGH INCOME FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER HIGH INCOME FUND/VA:

We have audited the accompanying statement of assets and liabilities of Oppenheimer High Income Fund/VA (the "Fund"), a series of Oppenheimer Variable Account Funds, including the statement of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
February 13, 2008


                      39 | OPPENHEIMER HIGH INCOME FUND/VA

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2008, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2007. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2007 which are not designated as capital gain distributions should be multiplied by 0.97% to arrive at the amount eligible for the corporate dividend-received deduction.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                      40 | OPPENHEIMER HIGH INCOME FUND/VA

ORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                      41 | OPPENHEIMER HIGH INCOME FUND/VA

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Trustees (the "Board"), including a majority of the independent Trustees, is required to determine whether to renew the Fund's investment advisory agreement (the "Agreement"). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

      The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager's services, (ii) the investment performance of the Fund and the Manager,
(iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. Outlined below is a summary of the principal information considered by the Board as well as the Board's conclusions.

      The Board was aware that there are alternatives to retaining the Manager.

      NATURE, QUALITY AND EXTENT OF SERVICES. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager's key personnel who provide such services. The Manager's duties include providing the Fund with the services of the portfolio manager and the Manager's investment team, who provide research, analysis and other advisory services in regard to the Fund's investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund's investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund's operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund's shares. The Manager also provides the Fund with office space, facilities and equipment.

      The Board also considered the quality of the services provided and the quality of the Manager's resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager's administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager's key personnel and the size and functions of its staff providing investment management services to the Fund. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Angelo Manioudakis and the Manager's Core Plus investment team and analysts. Mr. Manioudakis and the Core Plus team became the portfolio managers of the Fund in November 2006. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. In light of the foregoing, the Board concluded that the Fund benefits from the services provided under the Agreement as a result of the Manager's experience, reputation, personnel, operations, and resources.


                      42 | OPPENHEIMER HIGH INCOME FUND/VA

      INVESTMENT PERFORMANCE OF THE MANAGER AND THE FUND. During the year, the Manager provided information on the investment performance of the Fund and the Manager at each Board meeting, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund's historical performance to relevant market indices and to the performance of other high current yield funds underlying variable insurance products. The Board noted that the Fund's one-year, three-year, five-year and ten-year performance were below its peer group median. The Board also noted the recent transfer of the Fund's investment management responsibilities to Angelo Manioudakis and the Core Plus team in an effort to improve performance. The Board concluded that, in light of the recent changes in the Fund's investment team, it was reasonable to renew the Agreement.

      COSTS OF SERVICES AND PROFITS REALIZED BY THE MANAGER. The Board considered information regarding the Manager's costs in serving as the Fund's investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager's profitability from its relationship with the Fund. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other high current yield funds underlying variable insurance products. The Board noted that the Fund's contractual and actual management fees are higher than its peer group median. The Board noted the Manager's assertion that the Manager incurred certain expenses as a result of the management changes and also noted the additional resources that the Manager has devoted to the Fund.

      ECONOMIES OF SCALE. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund's assets grow.

      OTHER BENEFITS TO THE MANAGER. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager's affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders.

      CONCLUSIONS. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees' counsel are both independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement for another year. In arriving at this decision, the Board considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.


                      43 | OPPENHEIMER HIGH INCOME FUND/VA

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH      PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD; NUMBER OF
THE FUNDS, LENGTH OF SERVICE,    PORTFOLIOS IN THE FUNDS COMPLEX CURRENTLY OVERSEEN
AGE
INDEPENDENT                      THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL, COLORADO
TRUSTEES                         80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR HER RESIGNATION,
                                 RETIREMENT, DEATH OR REMOVAL.

WILLIAM L. ARMSTRONG,            President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company
Chairman of the Board            (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso
of Trustees (since 2003),        Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman,
Trustee (since 1999)             Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas
Age: 70                          drilling/production company) (since 1992), Campus Crusade for Christ (non-profit) (since 1991);
                                 Former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization)
                                 (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc.
                                 (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency)
                                 (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004),
                                 Storage Technology Corporation (computer equipment company) (1991-2003) and International Family
                                 Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees
                                 39 portfolios in the OppenheimerFunds complex.

GEORGE C. BOWEN,                 Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April
Trustee (since 1999)             1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999);
Age: 71                          Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr.
                                 Bowen held several positions with the Manager and with subsidiary or affiliated companies of the
                                 Manager (September 1987-April 1999). Oversees 39 portfolios in the OppenheimerFunds complex.

EDWARD L. CAMERON,               Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-May 2006);
Trustee (since 1999)             Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price
Age: 69                          Waterhouse LLP Global Investment Management Industry Services Group (financial services firm)
                                 (July 1994-June 1998). Oversees 39 portfolios in the OppenheimerFunds complex.

JON S. FOSSEL,                   Director of UNUMProvident (insurance company) (since June 2002); Director of Northwestern Energy
Trustee (since 1990)             Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals
Age: 66                          (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization)
                                 (February 1998-February 2003 and since February 2005); Chairman and Director (until October 1996)
                                 and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief
                                 Executive Officer and Director of the following: Oppenheimer Acquisition Corp. ("OAC") (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services,
                                 Inc. (until October 1995). Oversees 39 portfolios in the OppenheimerFunds complex.

SAM FREEDMAN,                    Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held
Trustee (since 1996)             several positions with the Manager and with subsidiary or affiliated companies of the Manager
Age: 67                          (until October 1994). Oversees 39 portfolios in the OppenheimerFunds complex.

BEVERLY L. HAMILTON,             Trustee of Monterey Institute for International Studies (educational organization) (since February
Trustee (since 2002)             2000); Board Member of Middlebury College (educational organization) (since December 2005);
Age: 61                          Director of The California Endowment (philanthropic organization) (since April 2002); Director
                                 (February 2002-2005) and Chairman of Trustees (since 2006) of the Community Hospital of Monterey
                                 Peninsula; Director (October 1991-2005) and Vice Chairman (since 2006) of American Funds' Emerging
                                 Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February
                                 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (since 2001)
                                 and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston's Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds
                                 (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company)
                                 (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and
                                 Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 39 portfolios in the
                                 OppenheimerFunds complex.


                      44 | OPPENHEIMER HIGH INCOME FUND/VA

ROBERT J. MALONE,                Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University
Trustee (since 2002)             (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director
Age: 63                          of Steele Street State Bank (commercial banking) (since August 2003); Director of Colorado
                                 UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation
                                 (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S.
                                 Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial
                                 Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc.
                                 (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February
                                 2004). Oversees 39 portfolios in the OppenheimerFunds complex.

F. WILLIAM MARSHALL, JR.,        Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company)
Trustee (since 2000)             (since 1996) and MML Series Investment Fund (investment company) (since 1996); Trustee of
Age: 65                          Worcester Polytech Institute (since 1985); Chairman (since 1994) of the Investment Committee of the Worcester Polytech Institute (private university); President and Treasurer of the SIS Funds
                                 (private charitable fund) (since January 1999); Chairman of SIS & Family Bank, F.S.B. (formerly
                                 SIS Bank) (commercial bank) (January 1999-July 1999); and Executive Vice President of Peoples
                                 Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999). Oversees 41 portfolios in the OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE               THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW YORK,
AND OFFICER                      NEW YORK 10281-1008. MR. MURPHY SERVES AS A TRUSTEE FOR AN INDEFINITE TERM, OR UNTIL HIS
                                 RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER FOR AN INDEFINITE TERM, OR UNTIL HIS
                                 RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR. MURPHY IS AN INTERESTED TRUSTEE DUE TO HIS
                                 POSITIONS WITH OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

JOHN V. MURPHY,                  Chairman, Chief Executive Officer and Director of the Manager (since June 2001); President of the
Trustee, President and           Manager (September 2000-March 2007); President and director or trustee of other Oppenheimer funds;
Principal Executive Officer      President and Director of Oppenheimer Acquisition Corp. ("OAC") (the Manager's parent holding
(since 2001)                     company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager)
Age: 58                          (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager)
                                 (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of
                                 Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July
                                 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management
                                 Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since
                                 November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since
                                 July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real
                                 Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company
                                 (OAC's parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007)
                                 and Member of the Investment Company Institute's Board of Governors (since October 2003). Oversees
                                 102 portfolios in the OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS OF                THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS. ZACK, GILLESPIE AND
THE FUND                         MS. BLOOMBERG, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NEW YORK 10281-1008, FOR
                                 MESSRS. VANDEHEY, WIXTED, PETERSEN, SZILAGYI AND MS. IVES, 6803 S. TUCSON WAY, CENTENNIAL,
                                 COLORADO 80112-3924; FOR MESSRS. MANIOUDAKIS, BOMFIM, CAAN, GORD AND SWANEY, 470 ATLANTIC AVENUE,
                                 11TH FLOOR, BOSTON, MASSACHUSETTS 02210. EACH OFFICER SERVES FOR AN INDEFINITE TERM OR UNTIL HIS
                                 OR HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

ANGELO G. MANIOUDAKIS,           Senior Vice President of the Manager and of HarbourView Asset Management Corporation (since April
Vice President and Portfolio     2002) and of OFI Institutional Asset Management, Inc. (since June 2002); Vice President of
Manager (since 2002)             Oppenheimer Real Asset Management, Inc. (since November 2006). Executive Director and portfolio
Age: 41                          manager for MSIM/Miller, Anderson & Sherrerd (Morgan Stanley Asset Management) (August 1993-April
                                 2002). A portfolio manager and officer of 15 portfolios in the OppenheimerFunds complex.

ANTULIO N. BOMFIM,               Vice President of the Manager (since October 2003); Senior Economist at the Board of Governors of
Vice President and Portfolio     the Federal Reserve System (June 1992-October 2003). A portfolio manager and officer of 12
Manager (since 2006)             portfolios in the OppenheimerFunds complex.
Age: 41


                      45 | OPPENHEIMER HIGH INCOME FUND/VA

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

GEOFFREY CAAN,                   Vice President and Portfolio Manager of the Manager (since August 2003); Vice President of ABN
Vice President and Portfolio     AMRO NA, Inc. (June 2002-August 2003); Vice President of Zurich Scudder Investments (January
Manager (since 2006)             1999-June 2002). A portfolio manager and officer of 12 portfolios in the OppenheimerFunds
Age: 38                          complex.

BENJAMIN J. GORD,                Vice President of the Manager (since April 2002) of HarbourView Asset Management Corporation
Vice President and Portfolio     (since April 2002) and of OFI Institutional Asset Management, Inc. (as of June 2002); Executive
Manager (since 2006)             Director and senior fixed income analyst at Miller Anderson & Sherrerd, a division of Morgan
Age: 45                          Stanley Investment Management (April 1992-March 2002). A portfolio manager and officer of 12 portfolios in the OppenheimerFunds complex.

THOMAS SWANEY,                   Vice President of the Manager (since April 2006); senior analyst, high grade investment team (June
Vice President and Portfolio     2002-March 2006); senior fixed income analyst at Miller Anderson & Sherrerd, a division of Morgan
Manager (since 2006)             Stanley Investment Management (May 1998-May 2002). A portfolio manager and officer of 12
Age: 35                          portfolios in the OppenheimerFunds complex.

MARK S. VANDEHEY,                Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief
Vice President and Chief         Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and
Compliance Officer               Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor,
(since 2004)                     Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983);
Age: 57                          Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An
                                 officer of 102 portfolios in the OppenheimerFunds complex.

BRIAN W. WIXTED,                 Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following:
Treasurer and Principal          HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder
Financial & Accounting           Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc.
Officer (since 1999)             (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds
Age: 48                          International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management,
                                 Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust
                                 Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999), Centennial Asset Management Corporation (March 1999-October
                                 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

BRIAN S. PETERSEN,               Vice President of the Manager (since February 2007); Assistant Vice President of the Manager
Assistant Treasurer              (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November
(since 2004)                     1998-July 2002). An officer of 102 portfolios in the OppenheimerFunds complex.
Age: 37

BRIAN C. SZILAGYI,               Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting and
Assistant Treasurer              Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of Berger
(since 2005)                     Financial Group LLC (May 2001-March 2003). An officer of 102 portfolios in the OppenheimerFunds
Age: 37                          complex.

ROBERT G. ZACK,                  Executive Vice President (since January 2004) and General Counsel (since March 2002) of the
Vice President and Secretary     Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of
(since 2001)                     Centennial Asset Management Corporation (since December 2001); Senior Vice President and General
Age: 59                          Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General
                                 Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director
                                 (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice
                                 President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General
                                 Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since
                                 December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments,
                                 Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy
                                 Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset
                                 Management, Inc. (since November 2001); Director of OppenheimerFunds (Asia) Limited (since
                                 December 2003); Senior Vice President (May 1985-December 2003). An officer of 102 portfolios in the OppenheimerFunds complex.


                      46 | OPPENHEIMER HIGH INCOME FUND/VA

LISA I. BLOOMBERG,               Vice President and Associate Counsel of the Manager (since May 2004); First Vice President (April
Assistant Secretary              2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services,
(since 2004)                     Inc. An officer of 102 portfolios in the OppenheimerFunds complex.
Age: 40

PHILLIP S. GILLESPIE,            Senior Vice President and Deputy General Counsel of the Manager (since September 2004); First Vice
Assistant Secretary              President (2000-September 2004), Director (2000-September 2004) and Vice President (1998-2000) of
(since 2004)                     Merrill Lynch Investment Management. An officer of 102 portfolios in the OppenheimerFunds complex.
Age: 44

KATHLEEN T. IVES,                Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since October 2003)
Assistant Secretary              of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the
(since 2001)                     Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003);
Age: 42                          Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant
                                 Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since
                                 December 2001); Assistant Counsel of the Manager (August 1994-October 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING 1.800.981.2871.


                      47 | OPPENHEIMER HIGH INCOME FUND/VA




DECEMBER 31, 2007

--------------------------------------------------------------------------------

                                                                  Management
      Oppenheimer                                                Commentaries
      Core Bond Fund/VA                                              and
      A Series of Oppenheimer Variable Account Funds            Annual Report

--------------------------------------------------------------------------------

      MANAGEMENT COMMENTARIES

            Listing of Top Holdings

      ANNUAL REPORT                             [GRAPHIC]

            Fund Performance Discussion

            Listing of Investments

            Financial Statements

                                                [LOGO]  OPPENHEIMERFUNDS(R)
                                                        The Right Way to Invest

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. For its fiscal year ended December 31, 2007, Oppenheimer Core Bond Fund/VA's returns lagged those of the Citigroup Broad Investment Grade Index. The Fund's Non-Service shares returned 4.39% for the 12-month reporting period, while the Index returned 7.22% for the same timeframe. Although this outcome falls short of our expectations, we are encouraged by the fact that the bulk of the Fund's difficulties occurred over a relatively short, concentrated timeframe at year-end; these difficulties in the Fund were caused by adverse conditions in the financial markets that we believed diverged somewhat from fundamental drivers in the second half of 2007.

      The year 2007 began with low volatility, a generally positive economic outlook by investors and rising long-term interest rates. By mid-year, troubles in the sub-prime mortgage market were mounting, and liquidity dried up, increasing market turmoil substantially. The Federal Reserve (the Fed) began lowering short-term rates as much to inject liquidity into the financial markets as to stimulate the economy, which continued to expand at a steady, albeit tepid, pace. In mid-October, however, the sub-prime mortgage market imploded, and investors' flight to quality sharpened. Virtually all debt securities perceived to have any risk or even a remote association with mortgages were battered. For the year, Treasuries outperformed U.S. equities, while the credit, mortgage and high-yield bond sectors significantly underperformed their equal duration Treasury counterparts. Because shorter-term rates dropped more dramatically than longer-term rates after June, the yield curve steepened sharply by year-end.

      Despite this challenging backdrop, the Fund had posted positive, competitive performance that soundly outpaced the majority of its peers year-to-date through mid-October. Unfortunately, as we added exposures in response to the market turmoil, the market events that occurred soon after pressured the portfolio's non-Treasury, or "spread," investments, enough to impair year-end performance. As such, the most significant detractor to our returns was the negative market environment that dominated the Fund's fiscal year, in which investors fled risk and shunned even those spread products with sound fundamentals. Because the Fund's portfolio is dominated by a diverse mix of spread securities, our performance suffered in the final months of the year when troublesome market conditions peaked.

      Another detractor to performance was the composition of our investment-grade credit allocation, which worked against us at year-end. In this area of the portfolio, we had emphasized financial bonds at the expense of industrial names, based on our belief that the wider spreads associated with industrials at that time indicated less an opportunity than a higher level of leveraged buyout (LBO) or "event" risk. Unfortunately, when the sub-prime lending crisis peaked in mid-October, industrial bonds rallied while spreads on financials widened out dramatically and their values dropped. Similarly, our decision to increase our allocation to high-yield bonds detracted from short-term returns after mid-October.

      On the positive side, the makeup of our mortgage holdings helped mitigate losses for the year. First, because we remained quite wary of sub-prime mortgages throughout the year, we generally avoided this segment of the market--a decision that helped support Fund returns given market events. Next, what marginal exposure we did have to the sub-prime sector was comprised of select, AAA-rated, short-term issues, which suffered less on a relative basis. Otherwise, although the portfolio's overall mortgage allocation lagged this year, it did so less severely than the overall market. This advantage largely stemmed from our focus on agency mortgage-backed securities, such as Fannie Mae and Freddie Mac issues, where minimal credit risk and sounder guarantees helped these mortgages fare better than the rest of the mortgage market as a whole. On the other hand, performance suffered as a result of our decision late in the year to add to the portfolio's commercial mortgage-backed securities (CMBS) and non-agency mortgage holdings.

      Our interest rate strategy added to returns in the first half of the year, and mildly detracted from performance during the second half. We began 2007 with less interest-rate risk, or duration, relative to the benchmark, based on our conviction that both current rates as well as investors' expectations for longer-term rates were lower than warranted by actual economic fundamentals. As rates rose significantly in the first half of the year, being short-duration helped returns. We moved to a neutral duration in July, but as rates declined in response to sub-prime concerns, we restored our less-than-market interest rate sensitivity soon after, again believing that the market was projecting lower rates too far into the future. When rates fell thereafter, our strategy detracted from returns versus the benchmark. Fortunately, because we were only slightly short duration, the impact of our rate strategy proved to be minimal.


                        3 | OPPENHEIMER CORE BOND FUND/VA

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

      Overall, we believe that our active management strategies over the fiscal year position the Fund favorably for the long term. Moving forward, we believe economic fundamentals point toward a greater likelihood of rising long-term rates rather than further rate declines. As such, our slightly lower exposure to interest-rate risk should position the Fund well. Next, we believe select areas of the market have been unduly shunned despite still-sound fundamental underpinnings, such as AAA-rated CMBS and AAA-rated non-agency residential mortgages backed by prime borrowers, an allocation we have increased. Additionally, we remain confident in the cash flows of the companies backing our high-yield holdings. High-yield spreads appear to be at or near historically wide levels, and as uncertainty diminishes and investors once again seek incremental yield supported by sound fundamentals, we're convinced many of these names will regain footing. Based on our longer-term perspective, we believe that despite the recent brief period of difficulty, our overall positioning and strategy will serve the Fund's long-term competitive performance and remain a vital element in THE RIGHT WAY TO INVEST.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2007. In the case of Non-Service shares, performance is measured over a ten-year period. In the case of Service shares, performance is measured from inception of the class on May 1, 2002. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graph assumes that all dividends and capital gains distributions were reinvested in additional shares.

      The Fund's performance is compared to the performance of its primary benchmark, the Citigroup Broad Investment Grade Index, a market-capitalization weighted index that includes fixed-rate Treasury, government-sponsored, corporate and mortgage securities. The Fund's performance is also compared against the Lehman Brothers Aggregate Bond Index, an unmanaged index of U.S. corporate and government bonds; and the Lehman Brothers Credit Index, an index of non-convertible U.S. investment grade corporate bonds. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                        4 | OPPENHEIMER CORE BOND FUND/VA

NON-SERVICE SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Core Bond Fund/VA (Non-Service)
   Citigroup Broad Investment Grade Bond Index
   Lehman Brothers Credit Index
   Lehman Brothers Aggregate Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

             Oppenheimer Core Bond   Citigroup Broad Investment   Lehman Brothers      Lehman Brothers
             Fund/VA (Non-Service)        Grade Bond Index          Credit Index    Aggregate Bond Index
12/31/1997          $ 10,000                  $ 10,000                $ 10,000            $ 10,000
03/31/1998          $ 10,143                  $ 10,161                $ 10,153            $ 10,156
06/30/1998          $ 10,394                  $ 10,396                $ 10,415            $ 10,393
09/30/1998          $ 10,689                  $ 10,827                $ 10,792            $ 10,832
12/31/1998          $ 10,680                  $ 10,871                $ 10,857            $ 10,869
03/31/1999          $ 10,646                  $ 10,821                $ 10,780            $ 10,815
06/30/1999          $ 10,500                  $ 10,721                $ 10,611            $ 10,720
09/30/1999          $ 10,472                  $ 10,798                $ 10,641            $ 10,793
12/31/1999          $ 10,518                  $ 10,781                $ 10,645            $ 10,779
03/31/2000          $ 10,624                  $ 11,017                $ 10,797            $ 11,017
06/30/2000          $ 10,723                  $ 11,204                $ 10,930            $ 11,209
09/30/2000          $ 10,921                  $ 11,546                $ 11,266            $ 11,547
12/31/2000          $ 11,159                  $ 12,031                $ 11,644            $ 12,033
03/31/2001          $ 11,610                  $ 12,402                $ 12,142            $ 12,398
06/30/2001          $ 11,760                  $ 12,466                $ 12,271            $ 12,468
09/30/2001          $ 12,221                  $ 13,053                $ 12,742            $ 13,043
12/31/2001          $ 12,028                  $ 13,056                $ 12,856            $ 13,049
03/31/2002          $ 11,914                  $ 13,064                $ 12,822            $ 13,061
06/30/2002          $ 12,227                  $ 13,524                $ 13,193            $ 13,543
09/30/2002          $ 12,807                  $ 14,147                $ 13,785            $ 14,164
12/31/2002          $ 13,120                  $ 14,373                $ 14,209            $ 14,387
03/31/2003          $ 13,384                  $ 14,575                $ 14,550            $ 14,587
06/30/2003          $ 13,801                  $ 14,948                $ 15,247            $ 14,952
09/30/2003          $ 13,887                  $ 14,923                $ 15,226            $ 14,930
12/31/2003          $ 14,010                  $ 14,977                $ 15,301            $ 14,977
03/31/2004          $ 14,419                  $ 15,379                $ 15,802            $ 15,375
06/30/2004          $ 14,098                  $ 15,004                $ 15,261            $ 15,000
09/30/2004          $ 14,574                  $ 15,493                $ 15,902            $ 15,479
12/31/2004          $ 14,779                  $ 15,647                $ 16,104            $ 15,627
03/31/2005          $ 14,742                  $ 15,568                $ 15,934            $ 15,552
06/30/2005          $ 15,135                  $ 16,055                $ 16,503            $ 16,020
09/30/2005          $ 15,080                  $ 15,946                $ 16,337            $ 15,912
12/31/2005          $ 15,162                  $ 16,049                $ 16,419            $ 16,007
03/31/2006          $ 15,132                  $ 15,942                $ 16,228            $ 15,903
06/30/2006          $ 15,090                  $ 15,925                $ 16,164            $ 15,891
09/30/2006          $ 15,690                  $ 16,537                $ 16,892            $ 16,496
12/31/2006          $ 15,962                  $ 16,744                $ 17,117            $ 16,700
03/31/2007          $ 16,211                  $ 16,994                $ 17,166            $ 16,951
06/30/2007          $ 16,136                  $ 16,893                $ 17,256            $ 16,863
09/30/2007          $ 16,482                  $ 17,405                $ 17,579            $ 17,343
12/31/2007          $ 16,663                  $ 17,952                $ 17,815            $ 17,864

AVERAGE ANNUAL TOTAL RETURNS OF NON-SERVICE SHARES OF THE FUND AT 12/31/07

1-Year  4.39%     5-Year  4.90%     10-Year  5.24%

SERVICE SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Core Bond Fund/VA (Service)
   Citigroup Broad Investment Grade Bond Index
   Lehman Brothers Credit Index
   Lehman Brothers Aggregate Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

             Oppenheimer Core Bond   Citigroup Broad Investment   Lehman Brothers      Lehman Brothers
               Fund/VA (Service)          Grade Bond Index          Credit Index    Aggregate Bond Index
05/01/2002          $ 10,000                  $ 10,000                $ 10,000            $ 10,000
06/30/2002          $ 10,086                  $ 10,159                $ 10,148            $ 10,172
09/30/2002          $ 10,554                  $ 10,627                $ 10,604            $ 10,638
12/31/2002          $ 10,803                  $ 10,797                $ 10,930            $ 10,806
03/31/2003          $ 11,017                  $ 10,948                $ 11,192            $ 10,956
06/30/2003          $ 11,350                  $ 11,229                $ 11,729            $ 11,230
09/30/2003          $ 11,411                  $ 11,210                $ 11,712            $ 11,214
12/31/2003          $ 11,512                  $ 11,251                $ 11,770            $ 11,249
03/31/2004          $ 11,839                  $ 11,553                $ 12,156            $ 11,548
06/30/2004          $ 11,564                  $ 11,271                $ 11,740            $ 11,266
09/30/2004          $ 11,955                  $ 11,638                $ 12,232            $ 11,626
12/31/2004          $ 12,113                  $ 11,754                $ 12,388            $ 11,737
03/31/2005          $ 12,074                  $ 11,695                $ 12,257            $ 11,681
06/30/2005          $ 12,385                  $ 12,060                $ 12,695            $ 12,032
09/30/2005          $ 12,341                  $ 11,979                $ 12,567            $ 11,951
12/31/2005          $ 12,396                  $ 12,056                $ 12,630            $ 12,022
03/31/2006          $ 12,351                  $ 11,976                $ 12,483            $ 11,945
06/30/2006          $ 12,316                  $ 11,962                $ 12,434            $ 11,935
09/30/2006          $ 12,797                  $ 12,423                $ 12,994            $ 12,390
12/31/2006          $ 13,007                  $ 12,578                $ 13,167            $ 12,543
03/31/2007          $ 13,194                  $ 12,766                $ 13,205            $ 12,732
06/30/2007          $ 13,120                  $ 12,690                $ 13,274            $ 12,666
09/30/2007          $ 13,404                  $ 13,074                $ 13,522            $ 13,026
12/31/2007          $ 13,539                  $ 13,486                $ 13,704            $ 13,417

AVERAGE ANNUAL TOTAL RETURNS OF SERVICE SHARES OF THE FUND AT 12/31/07

1-Year  4.09%     5-Year  4.62%     Since Inception (5/1/02)  5.49%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL US AT 1.800.981.2871. THE FUND'S TOTAL RETURNS SHOULD NOT BE EXPECTED TO BE THE SAME AS THE RETURNS OF OTHER FUNDS, WHETHER OR NOT BOTH FUNDS HAVE THE SAME PORTFOLIO MANAGERS AND/OR SIMILAR NAMES. THE FUND'S TOTAL RETURNS DO NOT INCLUDE THE CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT PRODUCTS THAT OFFER THIS FUND. SUCH PERFORMANCE WOULD HAVE BEEN LOWER IF SUCH CHARGES WERE TAKEN INTO ACCOUNT.


                        5 | OPPENHEIMER CORE BOND FUND/VA

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2007.

ACTUAL EXPENSES. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

--------------------------------------------------------------------------------

                             BEGINNING     ENDING             EXPENSES
                             ACCOUNT       ACCOUNT            PAID DURING
                             VALUE         VALUE              6 MONTHS ENDED
ACTUAL                       JULY 1, 2007  DECEMBER 31, 2007  DECEMBER 31, 2007
--------------------------------------------------------------------------------
Non-Service Shares           $ 1,000.00    $ 1,032.70         $ 3.18
--------------------------------------------------------------------------------
Service Shares                 1,000.00      1,032.00           4.52

HYPOTHETICAL
(5% return before expenses)
--------------------------------------------------------------------------------
Non-Service Shares             1,000.00      1,022.08           3.16
--------------------------------------------------------------------------------
Service Shares                 1,000.00      1,020.77           4.49

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended December 31, 2007 are as follows:

CLASS                 EXPENSE RATIOS
------------------------------------
Non-Service Shares         0.62%
------------------------------------
Service Shares             0.88

The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund's Manager that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

--------------------------------------------------------------------------------


                        6 | OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS  December 31, 2007
--------------------------------------------------------------------------------

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--5.0%
Aesop Funding II LLC, Automobile
Asset-Backed Certificates, Series
2005-1A, Cl. A2, 5.009%, 4/20/09 1,2              $   426,667   $       426,631
--------------------------------------------------------------------------------
Argent Securities Trust 2004-W8,
Asset-Backed Pass-Through
Certificates, Series 2004-W8, Cl. A2,
5.345%, 5/25/34 2                                   1,476,940         1,391,413
--------------------------------------------------------------------------------
Capital One Prime Auto Receivables
Trust, Automobile Asset-Backed
Certificates, Series 2005-1, Cl. A4,
5.048%, 4/15/11 2                                   4,930,000         4,912,100
--------------------------------------------------------------------------------
Citibank Credit Card Issuance Trust,
Credit Card Receivable Nts., Series
2003-C4, Cl. C4, 5%, 6/10/15                          310,000           292,028
--------------------------------------------------------------------------------
Citigroup Mortgage Loan Trust,
Inc. 2005-WF2, Asset-Backed
Pass-Through Certificates,
Series 2005-WF2, Cl. AF2, 4.922%,
8/25/35 2                                              76,142            75,964
--------------------------------------------------------------------------------
CWABS Asset-Backed Certificates
Trust 2002-4, Asset-Backed
Certificates, Series 2002-4, Cl. A1,
5.605%, 2/25/33 2                                      35,747            32,011
--------------------------------------------------------------------------------
CWABS Asset-Backed Certificates
Trust 2005-11, Asset-Backed
Certificates, Series 2005-11, Cl. AF2,
4.657%, 2/25/36                                       640,000           636,149
--------------------------------------------------------------------------------
CWABS Asset-Backed Certificates
Trust 2005-16, Asset-Backed
Certificates, Series 2005-16, Cl. 2AF2,
5.382%, 5/25/36 2                                     670,000           645,778
--------------------------------------------------------------------------------
CWABS Asset-Backed Certificates
Trust 2005-17, Asset-Backed
Certificates, Series 2005-17, Cl. 1AF2,
5.363%, 5/25/36 2                                     440,000           436,631
--------------------------------------------------------------------------------
Honda Auto Receivables Owner
Trust, Automobile Receivable
Obligations, Series 2005-2, Cl. A4,
4.15%, 10/15/10                                       920,000           917,269
--------------------------------------------------------------------------------
Household Home Equity Loan Trust,
Home Equity Loan Pass-Through
Certificates, Series 2005-3, Cl. A1,
5%, 1/20/35 2                                         673,259           657,954
--------------------------------------------------------------------------------
Lehman XS Trust, Mtg. Pass-Through
Certificates:
Series 2005-10, Cl. 2A3B, 5.55%,
1/25/36                                               723,981           725,282
Series 2005-4, Cl. 2A1B, 5.17%,
10/25/35                                              454,626           455,338
--------------------------------------------------------------------------------
Litigation Settlement Monetized
Fee Trust, Asset-Backed Certificates,
Series 2001-1A, Cl. A1, 8.33%,
4/25/31 3                                           2,185,807         2,179,687

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
Merrill Lynch Mortgage Investors
Trust 2006-WMC1, Mtg. Asset-
Backed Certificates, Series 2006-
WMC1, Cl. A2B, 5.005%, 1/25/37 2                  $   731,979   $       722,712
--------------------------------------------------------------------------------
NC Finance Trust, CMO
Pass-Through Certificates,
Series 1999-I, Cl. ECFD, 0.491%,
1/25/29 3,14                                        3,370,016           572,903
--------------------------------------------------------------------------------
Option One Mortgage Loan Trust,
Asset-Backed Certificates, Series
2006-2, Cl. 2A2, 4.965%, 7/1/36 2                   1,250,000         1,217,206
--------------------------------------------------------------------------------
Popular ABS Mortgage Pass-Through
Trust 2005-6, Mtg. Pass-Through
Certificates, Series 2005-6, Cl. A3,
5.68%, 1/25/36 2                                      690,000           684,107
--------------------------------------------------------------------------------
Structured Asset Investment Loan
Trust, Mtg. Pass-Through Certificates,
Series 2006-BNC3, Cl. A2, 4.905%,
9/25/36 2                                             925,616           904,400
--------------------------------------------------------------------------------
Structured Asset Securities Corp.,
Mtg. Pass-Through Certificates,
Series 2002-AL1, Cl. B2, 3.45%,
2/25/32                                             2,386,566         1,893,591
--------------------------------------------------------------------------------
Tobacco Settlement Authority,
Asset-Backed Securities,
Series 2001-A, 6.79%, 6/1/10                        1,570,000         1,602,138
                                                                ---------------
Total Asset-Backed Securities
(Cost $24,399,232)                                                   21,381,292
--------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--79.9%
--------------------------------------------------------------------------------
GOVERNMENT AGENCY--51.2%
--------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED--51.0%
Fannie Mae Trust 2004-W9,
Pass-Through Certificates,
Trust 2004-W9, Cl. 2A2, 7%, 2/25/44                   512,837           544,075
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
4.50%, 5/15/19                                      9,570,377         9,411,788
5%, 8/15/33                                         4,041,662         3,950,112
6%, 7/15/17-3/15/33                                 8,483,965         8,673,554
6.50%, 4/15/18-4/15/34                              1,218,433         1,262,085
7%, 5/15/29-3/15/35                                 5,796,278         6,077,447
8%, 4/15/16                                           557,664           591,591
9%, 8/15/22-5/15/25                                   161,082           173,794
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Gtd. Real Estate Mtg. Investment
Conduit Multiclass Pass-Through
Certificates:
Series 151, Cl. F, 9%, 5/15/21                         30,394            30,343
Series 2006-11, Cl. PS, 6.728%,
3/25/36 2                                             662,756           735,642
Series 2043, Cl. ZP, 6.50%, 4/15/28                 1,083,464         1,125,972
Series 2066, Cl. Z, 6.50%, 6/15/28                  2,243,785         2,316,706
Series 2195, Cl. LH, 6.50%, 10/15/29                1,256,633         1,301,891
Series 2326, Cl. ZP, 6.50%, 6/15/31                   436,852           457,461


                        7 | OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal Home Loan Mortgage Corp.,
Gtd. Real Estate Mtg. Investment
Conduit Multiclass Pass-Through
Certificates: Continued
Series 2461, Cl. PZ, 6.50%, 6/15/32               $ 1,375,522   $     1,437,750
Series 2500, Cl. FD, 5.528%, 3/15/32 2                313,058           313,401
Series 2526, Cl. FE, 5.428%, 6/15/29 2                510,355           509,091
Series 2538, Cl. F, 5.628%, 12/15/32 2              3,046,583         3,068,570
Series 2551, Cl. FD, 5.428%, 1/15/33 2                395,348           397,103
Series 2676, Cl. KY, 5%, 9/15/23                      552,000           536,918
Series 3025, Cl. SJ, 6.316%, 8/15/35 2                140,999           160,440
Series 3094, Cl. HS, 5.949%, 6/15/34 2                413,449           451,057
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Interest-Only Stripped Mtg.-Backed
Security:
Series 176, Cl. IO, 4.908%, 6/1/26 4                  548,871           126,589
Series 183, Cl. IO, 3.481%, 4/1/27 4                  855,039           195,347
Series 184, Cl. IO, 9.161%, 12/1/26 4                 937,977           213,195
Series 192, Cl. IO, 8.247%, 2/1/28 4                  224,461            54,475
Series 200, Cl. IO, 7.322%, 1/1/29 4                  270,429            62,849
Series 206, Cl. IO, (9.554)%, 12/1/29 4               540,203           118,015
Series 2130, Cl. SC, 3.243%, 3/15/29 4                601,298            58,263
Series 216, Cl. IO, 9.04%, 12/1/31 4                  359,920            87,209
Series 224, Cl. IO, 5.646%, 3/1/33 4                1,099,866           258,181
Series 243, Cl. 6, 15.199%, 12/15/32 4                679,519           143,355
Series 2796, Cl. SD, (2.121)%,7/15/26 4               962,057            85,241
Series 2802, Cl. AS, 5.232%, 4/15/33 4              1,058,066            71,423
Series 2920, Cl. S, (4.806)%,1/15/35 4              3,490,446           248,222
Series 3000, Cl. SE, 11.913%,7/15/25 4              4,171,932           223,777
Series 3110, Cl. SL, 24.356%,2/15/26 4                577,276            29,502
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Principal-Only Stripped Mtg.-Backed
Security:
Series 176, Cl. PO, 5.939%, 6/1/26 5                  223,618           184,475
Series 192, Cl. PO, 7.631%, 2/1/28 5                  224,461           177,518
--------------------------------------------------------------------------------
Federal National Mortgage Assn.:
4.50%, 9/25/18-8/25/20                             14,924,845        14,687,035
5%, 12/25/17-3/25/34                               36,161,501        35,876,138
5%, 1/1/22 6                                        9,328,000         9,338,205
5%, 6/25/33 7                                       4,169,738         4,078,747
5.50%, 1/25/33-1/25/34                             26,884,998        26,926,720
5.50%, 1/1/22-1/1/37 6                             16,308,000        16,335,583
6%, 5/25/29-11/1/33                                10,568,209        10,782,719
6%, 1/1/22 6                                        3,752,000         3,839,350
6.50%, 3/25/11-11/25/31                            10,344,203        10,734,177
7%, 11/25/17-7/25/35                                3,758,629         3,946,047
7.50%, 4/25/08-1/25/33                                 23,026            24,612
8%, 5/25/17                                             5,213             5,536
8.50%, 7/25/32                                         47,405            51,067
--------------------------------------------------------------------------------
Federal National Mortgage Assn.,
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates:
Trust 1989-17, Cl. E, 10.40%, 4/25/19                  53,733            58,354
Trust 1993-87, Cl. Z, 6.50%, 6/25/23                1,312,557         1,354,021
Trust 1998-58, Cl. PC, 6.50%,
10/25/28                                            1,109,573         1,148,973
Trust 1998-61, Cl. PL, 6%, 11/25/28                   603,681           619,446

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal National Mortgage Assn.,
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates:
Continued
Trust 1999-54, Cl. LH, 6.50%,
11/25/29                                          $   821,312   $       863,125
Trust 2001-70, Cl. LR, 6%, 9/25/30                    161,391           161,915
Trust 2001-74, Cl. QE, 6%, 12/25/31                 1,836,626         1,880,145
Trust 2001-82, Cl. ZA, 6.50%,
1/25/32                                               564,651           576,586
Trust 2002-9, Cl. PC, 6%, 3/25/17                   1,344,373         1,391,187
Trust 2003-130, Cl. CS, 4.37%,
12/25/33 2                                            385,418           364,453
Trust 2003-28, Cl. KG, 5.50%,
4/25/23                                             3,964,000         3,989,854
Trust 2003-84, Cl. PW, 3%, 6/25/22                    470,883           467,857
Trust 2004-101, Cl. BG, 5%, 1/25/20                 1,908,000         1,914,341
Trust 2005-100, Cl. BQ, 5.50%,
11/25/25                                            1,120,000         1,125,157
Trust 2005-59, Cl. NQ, 4.713%,
5/25/35 2                                             709,166           709,259
Trust 2006-46, Cl. SW, 6.362%,
6/25/36 2                                             501,944           550,786
Trust 2006-50, Cl. KS, 6.362%,
6/25/36 2                                           1,105,284         1,176,477
Trust 2006-50, Cl. SA, 6.362%,
6/25/36 2                                           1,412,254         1,505,232
Trust 2006-50, Cl. SK, 6.362%,
6/25/36 2                                             443,782           472,087
Trust 2006-64, Cl. MD, 5.50%,
7/25/36                                             4,671,000         4,636,857
--------------------------------------------------------------------------------
Federal National Mortgage Assn.,
Interest-Only Stripped Mtg.-Backed
Security:
Trust 2001-65, Cl. S, 11.769%,
11/25/31 4                                          1,871,817           241,756
Trust 2001-81, Cl. S, 3.721%,
1/25/32 4                                             450,815            48,555
Trust 2002-47, Cl. NS, 2.892%,
4/25/32 4                                           1,172,221           129,147
Trust 2002-51, Cl. S, 3.029%,
8/25/32 4                                           1,076,103           120,851
Trust 2002-52, Cl. SD, (0.737)%,
9/25/32 4                                           1,192,052           194,050
Trust 2002-77, Cl. SH, 5.015%,
12/18/32 4                                            559,799            55,199
Trust 2002-84, Cl. SA, 12.932%,
12/25/32 4                                          1,646,089           191,140
Trust 2003-118, Cl. S, 9.431%,
12/25/33 4                                          3,354,181           576,518
Trust 2003-33, Cl. SP, 9.135%,
5/25/33 4                                           1,696,241           220,214
Trust 2003-4, Cl. S, 12.143%,
2/25/33 4                                           1,089,260           132,862
Trust 2004-54, Cl. DS, (2.17)%,
11/25/30 4                                            894,916            71,925
Trust 2005-19, Cl. SA, 1.188%,
3/25/35 4                                           8,834,864           628,244


                        8 | OPPENHEIMER CORE BOND FUND/VA

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal National Mortgage Assn.,
Interest-Only Stripped Mtg.-Backed
Security: Continued
Trust 2005-40, Cl. SA, 0.806%,
5/25/35 4                                        $  1,944,233   $       133,783
Trust 2005-6, Cl. SE, 3.271%,
2/25/35 4                                           2,494,298           216,490
Trust 2005-71, Cl. SA, 8.893%,
8/25/25 4                                           2,630,460           204,660
Trust 2005-87, Cl. SE, 12.322%,
10/25/35 4                                          4,911,349           342,627
Trust 2005-87, Cl. SG, 14.11%,
10/25/35 4                                          4,935,612           462,475
Trust 2006-33, Cl. SP, 15.444%,
5/25/36 4                                           3,844,364           355,078
Trust 222, Cl. 2, 14.682%, 6/1/23 4                 1,876,620           444,446
Trust 240, Cl. 2, 17.248%, 9/1/23 4                 2,263,896           520,540
Trust 252, Cl. 2, 14.948%, 11/1/23 4                1,462,654           360,804
Trust 273, Cl. 2, 13.207%, 8/1/26 4                   425,316            96,575
Trust 303, Cl. IO, (3.329)%, 11/1/29 4                237,177            56,623
Trust 319, Cl. 2, 11.251%, 2/1/32 4                   397,161            92,260
Trust 321, Cl. 2, 6.373%, 4/1/32 4                  4,386,049         1,016,624
Trust 331, Cl. 9, 15.578%, 2/1/33 4                 1,012,132           250,941
Trust 334, Cl. 17, 22.98%, 2/1/33 4                   699,455           161,474
Trust 339, Cl. 7, 10.442%, 7/1/33 4                 3,576,381           845,153
Trust 342, Cl. 2, 6.635%, 9/1/33 4                    246,604            57,739
Trust 344, Cl. 2, 4.743%, 12/1/33 4                 7,002,459         1,605,620
Trust 345, Cl. 9, 8.864%, 1/1/34 4                  1,446,102           344,065
Trust 362, Cl. 12, 9.377%, 8/1/35 4                 1,932,348           447,288
Trust 362, Cl. 13, 9.359%, 8/1/35 4                 1,071,421           246,042
--------------------------------------------------------------------------------
Federal National Mortgage Assn.,
Principal-Only Stripped Mtg.-Backed
Security, Trust 1993-184, Cl. M,
5.585%, 9/25/23 5                                     543,801           444,444
                                                                ----------------
                                                                    218,772,687

--------------------------------------------------------------------------------
GNMA/GUARANTEED--0.2%
Government National Mortgage
Assn.:
7%, 1/30/09-5/29/09                                     9,056             9,225
8.50%, 8/15/17-12/29/17                               237,240           256,015
--------------------------------------------------------------------------------
Government National Mortgage
Assn., Interest-Only Stripped
Mtg.-Backed Security:
Series 2001-21, Cl. SB, 8.438%,
1/16/27 4                                             945,026            95,105
Series 2002-15, Cl. SM, 5.989%,
2/16/32 4                                           1,174,606           181,141
Series 2004-11, Cl. SM, 1.721%,
1/17/30 4                                             787,867           127,698
Series 2006-47, Cl. SA, 31.192%,
8/16/36 4                                           5,903,623           465,549
                                                                ----------------
                                                                      1,134,733

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
NON-AGENCY--28.7%
--------------------------------------------------------------------------------
COMMERCIAL--11.5%
Asset Securitization Corp.,
Commercial Interest-Only Stripped
Mtg.-Backed Security, Series 1997-D4,
Cl. PS1, 2.706%, 4/14/29 4                       $ 13,797,762   $       564,607
--------------------------------------------------------------------------------
Banc of America Commercial
Mortgage, Inc., Commercial Mtg.
Pass-Through Certificates,
Series 2005-3, Cl. A2, 4.501%, 7/10/43              2,100,000         2,075,456
--------------------------------------------------------------------------------
Banc of America Funding Corp.,
CMO Pass-Through Certificates,
Series 2004-2, Cl. 2A1, 6.50%,
7/20/32                                             1,441,816         1,466,373
--------------------------------------------------------------------------------
Banc of America Mortgage
Securities, Inc., CMO Pass-Through
Certificates, Series 2004-8, Cl. 5A1,
6.50%, 5/25/32                                      1,146,075         1,168,049
--------------------------------------------------------------------------------
Capital Lease Funding Securitization
LP, Interest-Only Corporate-Backed
Pass-Through Certificates,
Series 1997-CTL1, (6.498)%, 6/22/24 4              10,797,339           320,855
--------------------------------------------------------------------------------
Citigroup Mortgage Loan Trust, Inc.
2006-WF1, Asset-Backed
Pass-Through Certificates,
Series 2006-WF1, Cl. A2B,
5.536%, 3/1/36                                        460,000           459,904
--------------------------------------------------------------------------------
Citigroup/Deutsche Bank 2007-CD4
Commercial Mortgage Trust,
Commercial Mtg. Pass-Through
Certificates:
Series 2007-CD4, Cl. A2B, 5.205%,
12/11/49                                            1,510,000         1,509,762
Series 2007-CD4, Cl. A4, 5.322%,
12/1/49 8                                           1,970,000         1,967,912
--------------------------------------------------------------------------------
CitiMortgage Alternative Loan Trust
2006-A5, Real Estate Mtg. Investment
Conduit Pass-Through Certificates:
Series 2006-A5, Cl. 1A1, 5.265%,
10/25/36 2                                          3,113,536         2,953,519
Series 2006-A5, Cl. 1A13, 5.315%,
10/25/36 2                                          1,556,768         1,522,170
--------------------------------------------------------------------------------
Deutsche Alt-A Securities Mortgage
Loan Trust, Mtg. Pass-Through
Certificates:
Series 2006-AB2, Cl. A7, 5.961%,
6/25/36                                               818,876           818,730
Series 2006-AB3, Cl. A7, 6.36%, 7/1/36                262,671           262,888
--------------------------------------------------------------------------------
First Horizon Alternative Mortgage
Securities Trust 2004-FA2, Mtg.
Pass-Through Certificates,
Series 2004-FA2, Cl. 3A1, 6%, 1/25/35                 829,749           798,679


                        9 | OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
COMMERCIAL Continued
First Horizon Alternative Mortgage
Securities Trust 2007-FA2, Mtg.
Pass-Through Certificates,
Series 2007-FA2, Cl. 1A1, 5.50%,
4/25/37                                          $    950,000   $       938,462
--------------------------------------------------------------------------------
GE Capital Commercial Mortgage
Corp., Commercial Mtg. Obligations,
Series 2005-C3, Cl. A2, 4.853%,
7/10/45                                             1,190,000         1,185,895
--------------------------------------------------------------------------------
Greenwich Capital Commercial
Funding Corp., Commercial Mtg.
Pass-Through Certificates:
Series 2005-GG3, Cl. A2, 4.305%,
8/10/42                                             1,460,000         1,442,573
Series 2005-GG5, Cl. A2, 5.117%,
4/10/37                                             1,290,000         1,293,057
Series 2007-GG9, Cl. A2, 5.381%,
3/10/39                                             4,250,000         4,276,295
--------------------------------------------------------------------------------
JPMorgan Chase Commercial
Mortgage Securities Corp.,
Commercial Mtg. Pass-Through
Certificates:
Series 2005-LDP2, Cl. A2, 4.575%,
7/15/42                                               510,000           504,775
Series 2005-LDP4, Cl. A2, 4.79%,
10/15/42                                            1,720,000         1,709,558
Series 2007-LDPX, Cl. A2S, 5.305%,
1/15/49                                               590,000           590,860
Series 2006-CB14, Cl. A4, 5.481%,
12/12/44                                            2,190,000         2,219,175
Series 2007-LD12, Cl. A2, 5.827%,
2/15/51                                             1,040,000         1,062,187
--------------------------------------------------------------------------------
LB-UBS Commercial Mortgage Trust,
Commercial Mtg. Pass-Through
Certificates:
Series 2005-C5, Cl. A2, 4.885%,
9/15/30                                             1,430,000         1,427,860
Series 2007-C1, Cl. A2, 5.318%,
1/15/12                                             1,700,000         1,708,243
Series 2007-C1, Cl. A4, 5.424%,
2/11/40                                             1,680,000         1,690,520
--------------------------------------------------------------------------------
Lehman Brothers Commercial
Conduit Mortgage Trust,
Interest-Only Stripped Mtg.-Backed
Security, Series 1998-C1, Cl. IO,
(0.88)%, 2/18/30 4                                  6,809,288           176,314
--------------------------------------------------------------------------------
Lehman Structured Securities Corp.,
CMO, Series 2002-GE1, Cl. A,
2.514%, 7/26/24 3                                     272,953           210,174
--------------------------------------------------------------------------------
Mastr Alternative Loan Trust, CMO
Pass-Through Certificates:
Series 2004-9, Cl. A3, 4.70%, 8/25/34 2                39,117            38,978
Series 2004-6, Cl. 10A1, 6%, 7/25/34                1,550,630         1,535,736

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
COMMERCIAL Continued
RALI Series 2003-QS1 Trust, Mtg.
Asset-Backed Pass-Through
Certificates, Series 2003-QS1, Cl. A2,
5.75%, 1/25/33                                   $    759,305   $       755,535
--------------------------------------------------------------------------------
RALI Series 2007-QS6 Trust, Mtg.
Asset-Backed Pass-Through
Certificates, Series 2007-QS6, Cl.
A114, 5.75%, 4/25/37                                1,312,491         1,297,400
--------------------------------------------------------------------------------
Residential Asset Securitization
Trust 2006-A9CB, CMO
Pass-Through Certificates,
Series 2006-A9CB, Cl. A5,
6%, 9/25/36                                         1,882,552         1,879,081
--------------------------------------------------------------------------------
Salomon Brothers Mortgage
Securities VII, Inc., Interest-Only
Commercial Mtg. Pass-Through
Certificates, Series 1999-C1, Cl. X,
(5.389)%, 5/18/32 4                               258,810,500           398,775
--------------------------------------------------------------------------------
Wachovia Bank Commercial
Mortgage Trust 2005-C17,
Commercial Mtg. Pass-Through
Certificates, Series 2005-C17, Cl. A2,
4.782%, 3/15/42                                     2,520,000         2,509,183
--------------------------------------------------------------------------------
Wachovia Bank Commercial
Mortgage Trust 2006-C29,
Commercial Mtg. Pass-Through
Certificates, Series 2006-C29, Cl. A2,
5.272%, 11/15/48                                      355,000           355,831
--------------------------------------------------------------------------------
WaMu, Mtg. Pass-Through
Certificates, Series 2006-AR8, Cl. 2A1,
6.133%, 8/25/36 2                                   4,379,770         4,378,975
                                                                ----------------
                                                                     49,474,346

--------------------------------------------------------------------------------
MANUFACTURED HOUSING--1.7%
Wells Fargo Mortgage-Backed
Securities 2006-AR12 Trust, Mtg.
Pass-Through Certificates, Series
2006-AR12, Cl. 2A1, 6.102%, 9/25/36 2               3,419,170         3,426,716
--------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed
Securities 2006-AR2 Trust, Mtg.
Pass-Through Certificates, Series
2006-AR2, Cl. 2A5, 5.10%, 3/25/36 2                 3,969,757         3,940,316
                                                                ----------------
                                                                      7,367,032

--------------------------------------------------------------------------------
MULTIFAMILY--9.0%
Banc of America Mortgage
Securities, Inc., CMO Pass-Through
Certificates, Series 2005-F, Cl. 2A3,
4.716%, 7/25/35 2                                   2,820,303         2,798,470
--------------------------------------------------------------------------------
Bear Stearns ARM Trust 2006-4,
Mtg. Pass-Through Certificates,
Series 2006-4, Cl. 2A1, 5.802%,
10/25/36 2                                          1,571,602         1,583,678


                       10 | OPPENHEIMER CORE BOND FUND/VA

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
MULTIFAMILY Continued
Citigroup Mortgage Loan Trust, Inc.
2006-AR5, Mtg. Pass-Through
Certificates, Series 2006-AR5,
Cl. 1A3A, 5.894%, 7/25/36 2                      $  1,172,685   $     1,183,115
--------------------------------------------------------------------------------
Countrywide Alternative Loan
Trust, CMO:
Series 2008-85CB, Cl. 2A3, 5.50%,
2/25/36                                             1,790,000         1,700,266
Series 2004-28CB, Cl. 2A4, 5.75%,
1/25/35                                             2,316,000         2,213,868
--------------------------------------------------------------------------------
Countrywide Home Loans Servicing
LP, Mtg. Pass-Through Certificates:
Series 2003-46, Cl. 1A2, 4.122%,
1/19/34 2                                           2,018,465         2,043,183
Series 2005-HYB1, Cl. 5A1, 4.995%,
3/25/35 2                                           2,687,933         2,626,614
Series 2007-HY1, Cl. 1A1, 5.695%,
4/25/37 2                                           2,872,197         2,884,641
--------------------------------------------------------------------------------
GMAC Mortgage Corp. Loan Trust,
Mtg. Pass-Through Certificates:
Series 2005-AR4, Cl. 2A1, 5.292%,
7/19/35 2                                           3,149,052         3,159,939
Series 2004-J4, Cl. A7, 5.50%, 9/25/34              1,660,000         1,588,881
--------------------------------------------------------------------------------
GSR Mortgage Loan Trust
2005-AR7, Mtg. Pass-Through
Certificates, Series 2005-AR7, Cl.
3A1, 5.152%, 11/25/35 2                             4,573,708         4,570,077
--------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors
Trust 2007-2, Mtg. Pass-Through
Certificates, Series 2007-2, Cl. 2A1,
6.007%, 6/25/37 2                                   3,873,769         3,895,259
--------------------------------------------------------------------------------
WaMu, Mtg. Pass-Through
Certificates, Series 2005-AR8, Cl.
2AB1, 5.115%, 7/25/45 2                                37,267            37,186
--------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed
Securities 2004-AA Trust, Mtg.
Pass-Through Certificates, Series
2004-AA, Cl. 2A, 4.993%, 12/25/34 2                   927,973           915,011
--------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed
Securities 2004-S Trust, Mtg. Pass-
Through Certificates, Series 2004-S,
Cl. A1, 3.54%, 9/25/34 2                              771,487           759,729
--------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed
Securities 2005-AR2 Trust, Mtg.
Pass-Through Certificates, Series
2005-AR2, Cl. 2A2, 4.547%, 3/25/35 2                  574,768           570,176
--------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed
Securities 2005-AR4 Trust, Mtg.
Pass-Through Certificates, Series
2005-AR4, Cl. 2A2, 4.524%, 4/25/35 2                  953,773           946,101

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
MULTIFAMILY Continued
Wells Fargo Mortgage-Backed
Securities 2006-AR10 Trust, Mtg.
Pass-Through Certificates:
Series 2006-AR10, Cl. 4A1, 5.56%,
7/25/36 2                                        $  1,892,727   $     1,903,402
Series 2006-AR10, Cl. 2A1, 5.646%,
7/25/36 2                                           1,460,208         1,471,152
--------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed
Securities 2006-AR2 Trust, Mtg.
Pass-Through Certificates, Series
2006-AR2, Cl. 2A6, 5.10%, 3/25/36 2                   753,853           748,262
--------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed
Securities 2006-AR6 Trust, Mtg.
Pass-Through Certificates, Series
2006-AR6, Cl. 3A1, 5.093%, 3/25/36 2                  840,377           836,812
                                                                ----------------
                                                                     38,435,822

--------------------------------------------------------------------------------
OTHER--0.0%
Salomon Brothers Mortgage
Securities VI, Inc., Interest-Only
Stripped Mtg.-Backed Security,
Series 1987-3, Cl. B, 91.826%,
10/23/17 4                                              8,386             1,040
--------------------------------------------------------------------------------
Salomon Brothers Mortgage
Securities VI, Inc., Principal-Only
Stripped Mtg.-Backed Security,
Series1987-3, Cl. A, 4.037%, 10/23/17 5                12,411            11,562
                                                                ----------------
                                                                         12,602

--------------------------------------------------------------------------------
RESIDENTIAL--6.5%
Chase Mortgage Finance Trust
Series 2005-S1, Multiclass Mtg.
Pass-Through Certificates, Series
2005-S1, Cl. 1A5, 5.50%, 5/25/35                    1,000,000           983,269
--------------------------------------------------------------------------------
Countrywide Alternative Loan
Trust, CMO:
Series 2005-18CB, Cl. A8, 5.50%,
5/25/36                                             2,420,000         2,335,488
Series 2005-J1, Cl. 3A1, 6.50%,
8/25/32                                             2,290,023         2,339,815
Series 2005-J3, Cl. 3A1, 6.50%,
9/25/34                                             2,151,269         2,158,598
--------------------------------------------------------------------------------
Morgan Stanley Mortgage Loan
Trust 2006-AR, Mtg. Pass-Through
Certificates, Series 2006-AR, Cl.
5A3, 5.427%, 6/25/36 2                              1,110,000         1,115,129
--------------------------------------------------------------------------------
RALI Series 2006-QS5 Trust, Mtg.
Asset-Backed Pass-Through
Certificates, Series 2006-QS5, Cl.
2A2, 6%, 4/25/08                                    1,080,504         1,079,297
--------------------------------------------------------------------------------
STARM Mortgage Loan Trust
2007-S1, Mtg. Pass-Through
Certificates, Series 2007-S1, Cl. 3A1,
5.004%, 8/1/22 2                                    4,272,338         4,214,261


                       11 | OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
--------------------------------------------------------------------------------
RESIDENTIAL Continued
WaMu, Mtg. Pass-Through
Certificates:
Series 2006-AR12, Cl. 2A1, 5.75%,
10/25/36 2                                          $ 4,262,606   $   4,236,800
Series 2007-HY6, Cl. 2A1, 5.702%,
6/25/37 2                                             2,708,071       2,674,110
--------------------------------------------------------------------------------
Washington Mutual Mortgage
Loan Trust, Mtg. Pass-Through
Certificates, 2007-A, Cl. 1A8, 6%,
2/25/37                                               3,691,408       3,702,854
--------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed
Securities 2006-AR5 Trust, Mtg.
Pass-Through Certificates, Series
2006-AR5, Cl. 2A2, 5.535%, 4/1/36 2                   1,656,531       1,505,638
--------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed
Securities 2003-6 Trust, Mtg.
Pass-Through Certificates, Series
2003-6, Cl. 1A1, 5%, 6/25/18                          1,552,618       1,544,743
                                                                  --------------
                                                                     27,890,002
                                                                  --------------
Total Mortgage-Backed Obligations
(Cost $338,516,149)                                                 343,087,224

--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES--19.8%
--------------------------------------------------------------------------------
Albertson's, Inc., 8% Sr. Unsec.
Debs., 5/1/31 8                                       1,675,000       1,707,616
--------------------------------------------------------------------------------
Barclays Bank plc, 6.278% Perpetual
Bonds 9                                               5,160,000       4,498,901
--------------------------------------------------------------------------------
Belo Corp., 8% Sr. Unsec. Unsub. Nts.,
11/1/08                                               2,825,000       2,850,837
--------------------------------------------------------------------------------
Buckeye Partners LP, 4.625% Sr. Nts.,
7/15/13                                               1,955,000       1,878,939
--------------------------------------------------------------------------------
Caesars Entertainment, Inc., 7.50%
Sr. Unsec. Nts., 9/1/09 3                             2,250,000       2,391,451
--------------------------------------------------------------------------------
Capmark Financial Group, Inc.,
5.875% Nts., 5/10/12 1                                1,090,000         863,585
--------------------------------------------------------------------------------
Centex Corp., 5.80% Sr. Unsec. Nts.,
9/15/09                                               1,400,000       1,289,940
--------------------------------------------------------------------------------
Chancellor Media CCU, 8%
Sr. Unsec. Nts., 11/1/08                              1,540,000       1,592,044
--------------------------------------------------------------------------------
CIT Group Funding Co. of Canada,
4.65% Sr. Unsec. Nts., 7/1/10                         1,235,000       1,175,188
--------------------------------------------------------------------------------
Citigroup, Inc., 8.30% Jr. Sub. Bonds,
12/21/57 2                                              790,000         827,252
--------------------------------------------------------------------------------
Clear Channel Communications, Inc.,
6.25% Nts., 3/15/11                                   1,370,000       1,240,723
--------------------------------------------------------------------------------
Cox Enterprises, Inc., 4.375% Nts.,
5/1/08 1                                              2,145,000       2,138,282
--------------------------------------------------------------------------------
CSC Holdings, Inc., 7.25% Sr. Unsec.
Nts., 7/15/08                                         1,635,000       1,641,131
--------------------------------------------------------------------------------
D.R. Horton, Inc., 8% Sr. Nts., 2/1/09                  615,000         597,937

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES Continued
--------------------------------------------------------------------------------
Delhaize America, Inc., 9% Unsub.
Debs., 4/15/31                                      $ 1,141,000   $   1,324,902
--------------------------------------------------------------------------------
Dillard's, Inc., 6.625% Unsec. Nts.,
11/15/08 3                                              930,000         928,838
--------------------------------------------------------------------------------
Eastman Kodak Co., 3.625% Nts.,
Series A, 5/15/08                                       975,000         965,250
--------------------------------------------------------------------------------
EchoStar DBS Corp., 5.75%
Sr. Unsec. Nts., 10/1/08                              2,445,000       2,448,056
--------------------------------------------------------------------------------
El Paso Corp., 6.50% Sr. Unsec. Nts.,
6/1/08                                                  390,000         393,703
--------------------------------------------------------------------------------
Ford Motor Credit Co., 9.75%
Sr. Unsec. Nts., 9/15/10                              3,860,000       3,685,335
--------------------------------------------------------------------------------
Gap, Inc. (The), 10.05% Unsub. Nts.,
12/15/08 2                                              466,000         483,475
--------------------------------------------------------------------------------
General Motors Acceptance Corp.,
8% Bonds, 11/1/31                                     1,660,000       1,395,846
--------------------------------------------------------------------------------
Goldman Sachs Capital, Inc. (The),
6.345% Sub. Bonds, 2/15/34 8                          3,595,000       3,256,484
--------------------------------------------------------------------------------
HBOS plc, 6.413% Sub. Perpetual
Bonds, Series A 1,9                                   6,300,000       5,140,687
--------------------------------------------------------------------------------
HSBC Finance Capital Trust IX,
5.911% Nts., 11/30/35 2                               4,600,000       4,262,825
--------------------------------------------------------------------------------
Hyundai Motor Manufacturing
Alabama LLC, 5.30% Sr. Unsec. Nts.,
12/19/08 1                                            1,115,000       1,119,099
--------------------------------------------------------------------------------
IPALCO Enterprises, Inc., 8.375%
Sr. Sec. Nts., 11/14/08 2,3                           1,180,000       1,206,550
--------------------------------------------------------------------------------
Kaneb Pipe Line Operating
Partnership LP, 5.875% Sr. Unsec.
Nts., 6/1/13                                          1,560,000       1,589,376
--------------------------------------------------------------------------------
Lennar Corp., 7.625% Sr. Unsec. Nts.,
3/1/09                                                1,930,000       1,839,271
--------------------------------------------------------------------------------
Liberty Media Corp., 7.875% Sr. Nts.,
7/15/09                                                 580,000         591,739
--------------------------------------------------------------------------------
Liberty Media LLC, 7.75% Sr. Nts.,
7/15/09                                               1,840,000       1,887,305
--------------------------------------------------------------------------------
MBIA, Inc., 5.70% Sr. Unsec. Unsub.
Nts., 12/1/34                                         1,055,000         839,337
--------------------------------------------------------------------------------
MetLife, Inc., 6.40% Jr. Unsec. Sub.
Bonds, 12/15/66 2                                     3,565,000       3,277,493
--------------------------------------------------------------------------------
MGM Mirage, Inc., 6% Sr. Sec. Nts.,
10/1/09                                               2,570,000       2,570,000
--------------------------------------------------------------------------------
Monongahela Power Co., 7.36%
Unsec. Nts., Series A, 1/15/10                        1,925,000       2,029,456
--------------------------------------------------------------------------------
NCR Corp., 7.125% Sr. Unsec. Unsub.
Nts., 6/15/09                                         1,580,000       1,633,505
--------------------------------------------------------------------------------
PF Export Receivables Master Trust,
3.748% Sr. Nts., Series B, 6/1/13 1                   1,048,872       1,034,652
--------------------------------------------------------------------------------
Popular North America, Inc., 4.70%
Nts., 6/30/09                                         2,485,000       2,461,383


                       12 | OPPENHEIMER CORE BOND FUND/VA

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES Continued
--------------------------------------------------------------------------------
Prudential Holdings LLC, 8.695%
Bonds, Series C, 12/18/23 1                         $ 2,400,000   $   2,881,512
--------------------------------------------------------------------------------
Prudential Insurance Co. of America,
8.30% Nts., 7/1/25 1                                  2,035,000       2,405,655
--------------------------------------------------------------------------------
Pulte Homes, Inc., 4.875% Nts.,
7/15/09                                                 825,000         768,188
--------------------------------------------------------------------------------
Qwest Corp., 5.625% Unsec. Nts.,
11/15/08 3                                              250,000         250,000
--------------------------------------------------------------------------------
SLM Corp.:
3.95% Nts., Series A, 8/15/08                           220,000         214,724
4% Nts., 1/15/09                                      1,670,000       1,609,219
--------------------------------------------------------------------------------
Standard Pacific Corp., 5.125%
Sr. Unsec. Unsub. Nts., 4/1/09 8                        865,000         687,675
--------------------------------------------------------------------------------
TEPPCO Partners LP, 6.125% Nts.,
2/1/13                                                  900,000         938,548
--------------------------------------------------------------------------------
Tribune Co., 5.50% Nts., Series E,
10/6/08 3                                             1,427,000       1,350,299
--------------------------------------------------------------------------------
Univision Communications, Inc.,
3.875% Sr. Unsec. Nts., 10/15/08                        590,000         578,938
--------------------------------------------------------------------------------
Valero Logistics Operations LP,
6.05% Nts., 3/15/13                                     390,000         399,094
--------------------------------------------------------------------------------
Westar Energy, Inc., 7.125% Sr. Unsec.
Nts., 8/1/09                                          1,820,000       1,878,517
                                                                  --------------
Total Corporate Bonds and Notes
(Cost $87,712,277)                                                   85,020,762

                                                          UNITS
--------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
--------------------------------------------------------------------------------
Pathmark Stores, Inc. Wts., Exp.
9/19/10 3,10 (Cost $14,872)                               5,408             189

                                                         SHARES           VALUE
--------------------------------------------------------------------------------
INVESTMENT COMPANIES--1.0%
--------------------------------------------------------------------------------
Oppenheimer Institutional Money
Market Fund, Cl. E, 5.03% 11,12
(Cost $4,105,793)                                     4,105,793   $   4,105,793

--------------------------------------------------------------------------------
Total Investments, at Value (excluding
Investments Purchased with Cash
Collateral from Securities Loaned)
(Cost $454,748,323)                                                 453,595,260

                                                      PRINCIPAL
                                                         AMOUNT
--------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM
SECURITIES LOANED--0.8% 13
--------------------------------------------------------------------------------
Undivided interest of 0.18% in joint repurchase
agreement (Principal Amount/Value $1,000,000,000,
with a maturity value of $1,000,250,000) with Bank
of America NA, 4.50%, dated 12/31/07, to be
repurchased at $1,832,106 on 1/2/08,
collateralized by U.S. Agency Mortgages,
5%, 5/1/35, with a value of
$1,020,000,000                                      $ 1,831,648       1,831,648
--------------------------------------------------------------------------------
Whitehawk CDO Funding Corp.,
5.041%, 3/17/08                                       1,500,000       1,500,000
                                                                  --------------
Total Investments Purchased with
Cash Collateral from Securities
Loaned (Cost $3,331,648)                                              3,331,648

--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $458,079,971)                                       106.5%    456,926,908
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF
OTHER ASSETS                                               (6.5)    (27,723,727)
                                                     ---------------------------
NET ASSETS                                                100.0%  $ 429,203,181
                                                     ===========================
INDUSTRY CLASSIFICATIONS ARE UNAUDITED.

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $16,010,103 or 3.73% of the Fund's net assets as of December 31, 2007.

2. Represents the current interest rate for a variable or increasing rate security.

3. Illiquid security. The aggregate value of illiquid securities as of December 31, 2007 was $9,090,091, which represents 2.12% of the Fund's net assets. See
Note 8 of accompanying Notes.

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $15,178,495 or 3.54% of the Fund's net assets as of December 31, 2007.

5. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $817,999 or 0.19% of the Fund's net assets as of December 31, 2007.

6. When-issued security or delayed delivery to be delivered and settled after December 31, 2007. See Note 1 of accompanying Notes.

7. All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $509,125. See Note 6 of accompanying Notes.

8. Partial or fully-loaned security. See Note 9 of accompanying Notes.

9. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

10. Non-income producing security.

11. Rate shown is the 7-day yield as of December 31, 2007.


                       13 | OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

12. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2007, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                                    SHARES         GROSS           GROSS              SHARES
                                                         DECEMBER 31, 2006     ADDITIONS      REDUCTIONS   DECEMBER 31, 2007
-----------------------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market Fund, Cl. E               4,562,502   281,699,962     282,156,671           4,105,793

                                                                                                                    DIVIDEND
                                                                                                   VALUE              INCOME
-----------------------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market Fund, Cl. E                                           $ 4,105,793         $   542,042

13. The security/securities have been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 9 of accompanying Notes.

14. Short-fall security.

--------------------------------------------------------------------------------
FUTURES CONTRACTS AS OF DECEMBER 31, 2007 ARE AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                        UNREALIZED
                                            NUMBER OF   EXPIRATION                    APPRECIATION
CONTRACT DESCRIPTION             BUY/SELL   CONTRACTS         DATE          VALUE   (DEPRECIATION)
---------------------------------------------------------------------------------------------------
U.S. Long Bonds                       Buy         455      3/19/08   $ 52,950,625       $ (323,052)
U.S. Treasury Nts., 2 yr.            Sell         531      3/31/08    111,642,750           48,676
U.S. Treasury Nts., 5 yr.             Buy         218      3/31/08     24,041,313          126,459
U.S. Treasury Nts., 10 yr.           Sell         206      3/19/08     23,358,469         (135,945)
                                                                                        -----------
                                                                                        $ (283,862)
                                                                                        ===========

--------------------------------------------------------------------------------
CREDIT DEFAULT SWAPS AS OF DECEMBER 31, 2007 ARE AS FOLLOWS:
--------------------------------------------------------------------------------

                                                         BUY/SELL   NOTIONAL         PAY/                   PREMIUM
                                                           CREDIT     AMOUNT      RECEIVE   TERMINATION       PAID/
SWAP COUNTERPARTY    REFERENCE ENTITY                  PROTECTION     (000S)   FIXED RATE          DATE   (RECEIVED)        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
Barclays Bank plc:
                     Beazer Homes USA, Inc.                  Sell     $  570        2.100%      6/20/08         $ --   $   (30,486)
                     Capmark Financial Group, Inc.           Sell        950        1.000       6/20/12           --      (189,344)
                     CDX.NA.IG.9 Index                       Sell      7,860        0.600      12/20/12      (49,117)      (57,765)
                     CDX.NA.IG.9 Index                       Sell      3,930        0.600      12/20/12      (29,584)      (28,882)
                     Countrywide Home Loans, Inc.            Sell      1,250        0.750       9/20/08           --      (183,245)
                     Dillard's, Inc.                         Sell        750        1.900      12/20/08           --        (4,955)
                     iStar Financial, Inc.                   Sell      1,140        4.400      12/20/12           --        19,736
                     Lehman Brothers Holdings, Inc.          Sell      2,050        0.490       9/20/10           --       (51,941)
                     Merrill Lynch & Co., Inc.               Sell      4,265        0.680       9/20/08           --       (36,301)
                     Six Flags, Inc.                         Sell      1,075        8.250      12/20/08           --       (15,151)
                     Toys "R" Us, Inc.                       Sell      1,000        1.450       9/20/08           --       (19,892)
-----------------------------------------------------------------------------------------------------------------------------------
Credit Suisse International:
                     ArvinMeritor, Inc.                      Sell      1,635        1.550       9/20/08           --       (20,263)
                     Freescale Semiconductor, Inc.           Sell        975        0.600       3/20/08           --        (4,060)
                     Freescale Semiconductor, Inc.           Sell      1,085        0.750       3/20/08           --        (4,108)
                     Intelsat Ltd.                           Sell      1,075        3.450       9/20/08           --        (5,920)
                     Quebecor World, Inc.                    Sell      1,175        2.600       9/20/08           --      (105,721)
                     Rite Aid Corp.                          Sell      1,595        0.875       6/20/08           --       (35,694)
                     Saks, Inc.                              Sell      1,715        2.000       9/20/08           --        (5,280)
                     The Goodyear Tire & Rubber Co.          Sell      1,640        1.550       9/20/08           --         3,579
                     TXU Corp.                               Sell        365        5.910      12/20/12           --        10,561
                     TXU Corp.                               Sell        350        6.050      12/20/12           --        12,030
                     TXU Corp.                               Sell        365        6.000      12/20/12           --        10,562
                     Univision Communications, Inc.          Sell        490        0.750       3/20/08           --        (1,412)


                       14 | OPPENHEIMER CORE BOND FUND/VA

                                                           BUY/SELL  NOTIONAL         PAY/                  PREMIUM
                                                             CREDIT    AMOUNT      RECEIVE  TERMINATION       PAID/
SWAP COUNTERPARTY   REFERENCE ENTITY                     PROTECTION    (000S)   FIXED RATE         DATE  (RECEIVED)       VALUE
--------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG:
                    ABX.HE.AA.06-2 Index                       Sell  $    450        0.170%     5/25/46  $  (53,996)  $(171,519)
                    Allied Waste North America, Inc.           Sell       630        2.000      9/20/09          --      (3,068)
                    Allied Waste North America, Inc.           Sell       990        2.000      9/20/09          --      (4,821)
                    Capital One Bank                            Buy       670        1.800     12/20/12          --       8,592
                    Capital One Bank                            Buy     1,235        1.700     12/20/12          --      21,815
                    CDX.NA.HY.8 Index                          Sell       905        2.750      6/20/12     (78,546)    (44,940)
                    CDX.NA.HY.8 Index                          Sell       905        2.750      6/20/12     (54,790)    (44,940)
                    CDX.NA.HY.8 Index                          Sell       280        2.750      6/20/12     (36,612)    (13,904)
                    CDX.NA.HY.8 Index                          Sell     1,010        2.750      6/20/12     (69,522)    (50,154)
                    CDX.NA.IG.9 Index                          Sell    15,890        0.600     12/20/12     (95,756)   (119,809)
                    CDX.NA.IG.9 Index                          Sell     7,945        0.600     12/20/12     (45,270)    (59,905)
                    Centex Corp.                               Sell       355        1.550      9/20/09          --     (16,050)
                    Countrywide Home Loans, Inc.               Sell     1,150        3.250      9/20/08          --    (149,075)
                    Dillard's, Inc.                            Sell       420        0.750      9/20/08          --      (7,634)
                    Dow Jones CDX.NA.IG.7 Index                 Buy     3,600        0.400     12/20/11         370      60,013
                    Georgia-Pacific Corp.                      Sell     1,635        1.750      9/20/08          --      10,350
                    Intelsat Ltd.                              Sell       430        2.850      9/20/08          --      (2,644)
                    iStar Financial, Inc.                      Sell     2,025        2.925     12/20/08          --     (38,625)
                    iStar Financial, Inc.                      Sell     1,175        3.000     12/20/08          --     (21,566)
                    iStar Financial, Inc.                      Sell       180        4.320     12/20/12          --       2,022
                    Lehman Brothers Holdings, Inc.             Sell     2,230        1.410      9/20/08          --         398
                    Levi Strauss & Co.                         Sell       935        1.000      9/20/08          --      (9,352)
                    Levi Strauss & Co.                         Sell       700        0.900      9/20/08          --      (7,523)
                    MBIA, Inc.                                 Sell     1,025        0.520      9/20/08          --     (59,861)
                    MBIA, Inc.                                 Sell     1,020        0.600      9/20/08          --     (59,036)
                    Merrill Lynch & Co., Inc.                  Sell       630        1.850      6/20/08          --       2,032
                    Owens-Illinois, Inc.                       Sell       900        1.250      9/20/08          --       1,989
                    Tenet Healthcare Corp.                     Sell     1,635        1.600      3/20/09          --     (40,768)
                    The Bear Stearns Cos., Inc.                Sell     4,195        2.350      9/20/08          --       8,642
                    Washington Mutual, Inc.                    Sell       255        4.500     12/20/08          --      (1,360)
                    Washington Mutual, Inc.                    Sell     1,275        4.500     12/20/08          --      (6,802)
--------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Capital Markets LP:
                    ABX.HE.AA.06-2 Index                       Sell       760        0.170      5/25/46    (300,182)   (288,782)
                    ABX.HE.AA.06-2 Index                       Sell       155        0.170      5/25/46     (12,771)    (58,896)
                    Capmark Financial Group, Inc.              Sell     1,035        0.950      6/20/12          --    (205,997)
                    First Data Corp.                           Sell     1,020        1.150      9/20/08          --      (7,356)
--------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs International:
                    Amkor Technology, Inc.                     Sell       155        2.650      9/20/08          --       1,340
                    Citigroup, Inc.                            Sell     1,315        1.250      9/20/08          --     (33,531)
                    Dole Food Co., Inc.                        Sell     1,645        3.880      9/20/08          --      (7,405)
                    D.R. Horton, Inc.                          Sell       935        4.210     12/20/08          --      (1,009)
                    General Mills, Inc.                        Sell     1,415        0.380     12/20/12          --        (390)
                    iStar Financial, Inc.                      Sell       185        3.950     12/20/12          --         130
                    K. Hovnanian Enterprises, Inc.             Sell       635        6.750      9/20/08          --     (49,913)
                    Merrill Lynch & Co., Inc.                  Sell     1,440        1.850      6/20/08          --       4,875
                    Pulte Homes, Inc.                          Sell     1,625        2.750      9/20/09          --     (51,110)
                    Quebecor World, Inc.                       Sell       495        3.000      9/20/08          --     (37,428)
                    Sara Lee Corp.                              Buy     1,370        0.419      9/20/12          --      (4,754)
                    Smurfit-Stone Container Enterprises, Inc.  Sell     1,640        1.450      9/20/08          --         356
                    Standard Pacific Corp.                     Sell       845        6.625      9/20/08          --     (86,464)
--------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Special Financing, Inc.:
                    Capital One Bank                            Buy       730        1.800     12/20/12          --      11,715
                    D.R. Horton, Inc.                          Sell     1,705        4.200     12/20/08          --        (829)
                    General Mills, Inc.                        Sell     1,715        0.400     12/20/12          --        (752)
                    Morgan Stanley                             Sell     4,275        0.640      9/20/08          --     (18,186)
                    Nortel Networks Corp.                      Sell       265        1.850      9/20/08          --        (652)
                    Residential Capital LLC                    Sell     1,015        5.000      6/20/08    (131,950)   (111,086)
                    Univision Communications, Inc.             Sell       155        3.000     12/20/08          --        (956)
                    Univision Communications, Inc.             Sell     1,325        3.000     12/20/08          --      (5,003)
                    Washington Mutual, Inc.                    Sell       595        4.400     12/20/08          --      (5,420)


                       15 | OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CREDIT DEFAULT SWAPS: Continued
--------------------------------------------------------------------------------

                                                        BUY/SELL   NOTIONAL         PAY/                      PREMIUM
                                                          CREDIT     AMOUNT      RECEIVE   TERMINATION          PAID/
SWAP COUNTERPARTY    REFERENCE ENTITY                 PROTECTION     (000S)   FIXED RATE          DATE     (RECEIVED)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital Services, Inc.:
                    ABX.HE.AA.06-2 Index                    Sell    $   155        0.170%      5/25/46   $    (12,383)  $   (58,815)
                    ABX.HE.AA.06-2 Index                    Sell        300        0.170       5/25/46        (29,999)     (112,529)
                    Beazer Homes USA, Inc.                  Sell      1,040        2.150       6/20/08             --       (48,160)
                    CDX.NA.IG.9 Index                       Sell      4,925        0.600      12/20/12        (38,992)      (37,298)
                    Countrywide Home Loans, Inc.            Sell        800        0.750       9/20/08             --      (105,573)
                    Countrywide Home Loans, Inc.            Sell      3,070        0.420       6/20/09             --      (624,657)
                    First Data Corp.                        Sell        620        1.350       9/20/08             --        (4,309)
                    Ford Motor Co.                          Sell      2,065        7.150      12/20/16             --       (58,552)
                    Ford Motor Co.                          Sell        980        7.050      12/20/16             --       (32,349)
                    General Motors Corp.                    Sell      1,035        5.800      12/20/16             --       (74,895)
                    General Motors Corp.                    Sell      1,000        5.750      12/20/16             --       (74,762)
                    Harrah's Operating Co., Inc.            Sell        720        2.200       9/20/08             --        (3,962)
                    Inco Ltd.                                Buy      1,030        0.700       3/20/17             --       (10,596)
                    Inco Ltd.                                Buy      1,015        0.630       3/20/17             --        (5,132)
                    J.C. Penney Co., Inc.                   Sell      1,095        1.300      12/20/17             --       (43,257)
                    J.C. Penney Co., Inc.                   Sell      1,060        1.070      12/20/17             --       (59,539)
                    K. Hovnanian Enterprises, Inc.          Sell        500        1.850       6/20/08             --       (34,198)
                    K. Hovnanian Enterprises, Inc.          Sell        500        1.850       6/20/08             --       (34,198)
                    Kohl's Corp.                             Buy      1,640        0.870      12/20/17             --        27,441
                    Kohl's Corp.                             Buy      1,590        0.660      12/20/17             --        52,060
                    Lennar Corp.                            Sell      1,210        2.900      12/20/08             --       (46,064)
                    Residential Capital LLC                 Sell        220        5.000       6/20/08        (29,700)      (26,463)
                    Residential Capital LLC                 Sell        310        5.000       6/20/08        (44,950)      (37,288)
                    Residential Capital LLC                 Sell        570        5.000       6/20/08        (82,650)      (68,562)
                    Residential Capital LLC                 Sell      2,455        6.120       9/20/08             --      (401,440)
                    Sara Lee Corp.                           Buy      1,760        0.418       9/20/12             --        (8,276)
                    Toys "R" Us, Inc.                       Sell        640        2.550       9/20/08             --        (6,888)
                    Tribune Co.                             Sell      1,000        1.000       6/20/08             --       (45,050)
                    Vale Overseas Ltd.                      Sell      1,030        1.170       3/20/17             --       (12,774)
                    Vale Overseas Ltd.                      Sell      1,015        1.100       3/20/17             --       (17,771)
                                                                                                         ---------------------------
                                                                                                         $ (1,196,400)  $(4,532,814)
                                                                                                         ===========================

--------------------------------------------------------------------------------
INTEREST RATE SWAPS AS OF DECEMBER 31, 2007 ARE AS FOLLOWS:
--------------------------------------------------------------------------------

                                        NOTIONAL                                             TERMINATION
SWAP COUNTERPARTY                         AMOUNT   PAID BY THE FUND   RECEIVED BY THE FUND          DATE       VALUE
---------------------------------------------------------------------------------------------------------------------
                                                        Three-Month
Credit Suisse International           $4,580,000      USD BBA LIBOR                  5.428%       8/7/17   $ 315,489
---------------------------------------------------------------------------------------------------------------------
                                                        Three-Month
Deutsche Bank AG                       3,870,000      USD BBA LIBOR                   5.445       8/8/17     295,525
                                                                                                           ----------
                                                                                                           $ 611,014
                                                                                                           ==========

Index abbreviation is as follows:

BBA LIBOR       British Bankers' Association London-Interbank Offered Rate


                       16 | OPPENHEIMER CORE BOND FUND/VA

--------------------------------------------------------------------------------
TOTAL RETURN SWAPS AS OF DECEMBER 31, 2007 ARE AS FOLLOWS:
--------------------------------------------------------------------------------

                              NOTIONAL                                                                     TERMINATION
SWAP COUNTERPARTY               AMOUNT                  PAID BY THE FUND             RECEIVED BY THE FUND         DATE       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
Barclays Bank plc:                                                         If positive, the Total Return
                                         If negative, the absolute value          of the Lehman Brothers
                                                  of the Lehman Brothers        U.S. CMBS AAA 8.5+ Index
                           $ 6,720,000          U.S. CMBS AAA 8.5+ Index           minus 20 basis points        6/1/08   $  112,774
                                                                           If positive, the Total Return
                                         If negative, the absolute value          of the Lehman Brothers
                                                  of the Lehman Brothers        U.S. CMBS AAA 8.5+ Index
                             1,800,000          U.S. CMBS AAA 8.5+ Index           minus 25 basis points        5/1/08       30,130
------------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG:                                                          If positive, the Total Return
                                         If negative, the absolute value          of the Lehman Brothers
                                                  of the Lehman Brothers        U.S. CMBS AAA 8.5+ Index
                             4,420,000          U.S. CMBS AAA 8.5+ Index           minus 45 basis points        2/1/08       77,080
                                                                           If positive, the Total Return
                                         If negative, the absolute value          of the Lehman Brothers
                                                  of the Lehman Brothers        U.S. CMBS AAA 8.5+ Index
                            13,160,000          U.S. CMBS AAA 8.5+ Index            plus 60 basis points        2/1/08      241,011
                                                                           If positive, the Total Return
                                         If negative, the absolute value          of the Lehman Brothers
                                                  of the Lehman Brothers        U.S. CMBS AAA 8.5+ Index
                             1,180,000          U.S. CMBS AAA 8.5+ Index            plus 25 basis points        2/1/08       21,266
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Special
Financing, Inc.:                                                           If positive, the Total Return
                                         If negative, the absolute value          of the Lehman Brothers
                                                  of the Lehman Brothers        U.S. CMBS AAA 8.5+ Index
                             7,900,000          U.S. CMBS AAA 8.5+ Index           minus 40 basis points        6/1/08      136,564
                                         If negative, the absolute value   If positive, the Total Return
                                                  of the Lehman Brothers          of the Lehman Brothers
                             5,450,000          U.S. CMBS AAA 8.5+ Index        U.S. CMBS AAA 8.5+ Index        2/1/08       96,237
                                                                           If positive, the Total Return
                                         If negative, the absolute value          of the Lehman Brothers
                                                  of the Lehman Brothers        U.S. CMBS AAA 8.5+ Index
                             5,400,000          U.S. CMBS AAA 8.5+ Index           minus 20 basis points        5/1/08       94,801
                                                                           If positive, the Total Return
                                         If negative, the absolute value          of the Lehman Brothers
                                                  of the Lehman Brothers        U.S. CMBS AAA 8.5+ Index
                             4,785,000          U.S. CMBS AAA 8.5+ Index            plus 60 basis points        2/1/08       86,647
                                                                           If positive, the Total Return
                                         If negative, the absolute value          of the Lehman Brothers
                                                  of the Lehman Brothers        U.S. CMBS AAA 8.5+ Index
                             6,556,000          U.S. CMBS AAA 8.5+ Index            plus 55 basis points        5/1/08      118,471
                                                                           If positive, the Total Return
                                         If negative, the absolute value          of the Lehman Brothers
                                                  of the Lehman Brothers        U.S. CMBS AAA 8.5+ Index
                             2,860,000          U.S. CMBS AAA 8.5+ Index           minus 25 basis points        3/1/08       49,966
                                                                           If positive, the Total Return
                                         If negative, the absolute value          of the Lehman Brothers
                                                  of the Lehman Brothers        U.S. CMBS AAA 8.5+ Index
                             8,690,000          U.S. CMBS AAA 8.5+ Index             plus 45 basis points       5/1/08      156,381


                       17 | OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL RETURN SWAPS: Continued
--------------------------------------------------------------------------------

                              NOTIONAL                                                                     TERMINATION
SWAP COUNTERPARTY               AMOUNT                  PAID BY THE FUND            RECEIVED BY THE FUND          DATE        VALUE
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital                                                     If positive, the Total Return
Services, Inc.:                          If negative, the absolute value          of the Lehman Brothers
                                                  of the Lehman Brothers        U.S. CMBS AAA 8.5+ Index
                           $ 5,600,000          U.S. CMBS AAA 8.5+ Index           minus 40 basis points        6/1/08   $   85,626
                                                                           If positive, the Total Return
                                         If negative, the absolute value          of the Lehman Brothers
                                                  of the Lehman Brothers        U.S. CMBS AAA 8.5+ Index
                             6,720,000          U.S. CMBS AAA 8.5+ Index            plus 90 basis points        6/1/08      108,522
                                                                           If positive, the Total Return
                                         If negative, the absolute value          of the Lehman Brothers
                                                  of the Lehman Brothers        U.S. CMBS AAA 8.5+ Index
                               900,000          U.S. CMBS AAA 8.5+ Index           plus 110 basis points       1/31/08       14,660

------------------------------------------------------------------------------------------------------------------------------------
UBS AG:
                                                                           If positive, the Total Return
                                         If negative, the absolute value          of the Lehman Brothers
                                                  of the Lehman Brothers        U.S. CMBS AAA 8.5+ Index
                             3,800,000          U.S. CMBS AAA 8.5+ Index           minus 20 basis points        5/1/08       67,175
                                                                           If positive, the Total Return
                                         If negative, the absolute value          of the Lehman Brothers
                                                  of the Lehman Brothers        U.S. CMBS AAA 8.5+ Index
                             5,981,000          U.S. CMBS AAA 8.5+ Index            plus 60 basis points        2/1/08      109,851
                                                                                                                         -----------
                                                                                                                         $1,607,162
                                                                                                                         ===========

Index abbreviation is as follows:

CMBS       Commercial Mortgage Backed Securities

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                       18 | OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2007
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
ASSETS
----------------------------------------------------------------------------------------------------------------
Investments, at value-see accompanying statement of investments:
Unaffiliated companies (cost $453,974,178)                                                      $   452,821,115
Affiliated companies (cost $4,105,793)                                                                4,105,793
                                                                                                ----------------
                                                                                                    456,926,908
----------------------------------------------------------------------------------------------------------------
Cash                                                                                                     32,272
----------------------------------------------------------------------------------------------------------------
Swaps, at value (premiums received $897,108)                                                          1,736,115
----------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest sold                                                                    5,209,084
Interest, dividends and principal paydowns                                                            2,970,054
Investments sold (including $1,142,094 sold on a when-issued or delayed delivery basis)               1,542,155
Futures margins                                                                                         103,077
Other                                                                                                    16,431
                                                                                                ----------------
Total assets                                                                                        468,536,096

----------------------------------------------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------------------------------------------
Return of collateral for securities loaned                                                            3,331,648
----------------------------------------------------------------------------------------------------------------
Swaps, at value (premiums received $299,292)                                                          4,050,753
----------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased on a when-issued or delayed delivery basis                                     30,488,769
Shares of beneficial interest redeemed                                                                1,281,505
Shareholder communications                                                                               61,953
Distribution and service plan fees                                                                       59,684
Trustees' compensation                                                                                   10,734
Transfer and shareholder servicing agent fees                                                             1,751
Other                                                                                                    46,118
                                                                                                ----------------
Total liabilities                                                                                    39,332,915

----------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                      $   429,203,181
                                                                                                ================

----------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
----------------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                                      $        38,886
----------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                          450,197,264
----------------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                                    18,856,205
----------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions                      (37,334,011)
----------------------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments                                                           (2,555,163)
                                                                                                ----------------
NET ASSETS                                                                                      $   429,203,181
                                                                                                ================

----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
----------------------------------------------------------------------------------------------------------------
Non-Service Shares:
Net asset value, redemption price per share and offering price per share
(based on net assets of $325,661,015 and 29,454,744 shares of beneficial interest outstanding)  $         11.06
----------------------------------------------------------------------------------------------------------------
Service Shares:
Net asset value, redemption price per share and offering price per share
(based on net assets of $103,542,166 and 9,431,174 shares of beneficial interest outstanding)   $         10.98

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                       19 | OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                           $ 23,201,092
--------------------------------------------------------------------------------
Dividends--affiliated companies                                         542,042
--------------------------------------------------------------------------------
Fee income                                                              106,223
--------------------------------------------------------------------------------
Portfolio lending fees                                                   61,792
                                                                   -------------
Total investment income                                              23,911,149

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fees                                                       2,674,865
--------------------------------------------------------------------------------
Distribution and service plan fees--Service shares                      174,887
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Non-Service shares                                                       10,107
Service shares                                                           10,034
--------------------------------------------------------------------------------
Shareholder communications:
Non-Service shares                                                       30,649
Service shares                                                            4,304
--------------------------------------------------------------------------------
Trustees' compensation                                                   14,154
--------------------------------------------------------------------------------
Custodian fees and expenses                                               2,455
--------------------------------------------------------------------------------
Administration service fees                                               1,500
--------------------------------------------------------------------------------
Other                                                                    55,434
                                                                   -------------
Total expenses                                                        2,978,389
Less reduction to custodian expenses                                       (779)
Less waivers and reimbursements of expenses                             (10,315)
                                                                   -------------
Net expenses                                                          2,967,295

--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                20,943,854

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain (loss) on:
Investments from unaffiliated companies                                 (79,713)
Closing and expiration of futures contracts                            (646,982)
Foreign currency transactions                                               298
Swap contracts                                                       (2,375,158)
                                                                   -------------
Net realized loss                                                    (3,101,555)
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                           1,637,840
Futures contracts                                                      (468,091)
Swap contracts                                                       (1,180,815)
                                                                   -------------
Net change in unrealized depreciation                                   (11,066)

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ 17,831,233
                                                                   =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                       20 | OPPENHEIMER CORE BOND FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                                                          2007          2006
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                    $ 20,943,854  $ 19,887,682
------------------------------------------------------------------------------------------------------------------------------------
Net realized loss                                                                                          (3,101,555)   (1,856,406)
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized depreciation                                                                         (11,066)    2,736,740
                                                                                                         ---------------------------
Net increase in net assets resulting from operations                                                       17,831,233    20,768,016

------------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Non-Service shares                                                                                        (18,342,384)  (21,803,446)
Service shares                                                                                             (2,404,569)     (608,147)
                                                                                                         ---------------------------
                                                                                                          (20,746,953)  (22,411,593)

------------------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares                                                                                        (37,703,583)  (61,099,902)
Service shares                                                                                             61,525,061    29,289,033
                                                                                                         ---------------------------
                                                                                                           23,821,478   (31,810,869)

------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease)                                                                                  20,905,758   (33,454,446)
------------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                                       408,297,423   441,751,869
                                                                                                         ---------------------------
End of period (including accumulated net investment income of $18,856,205 and $20,676,318, respectively) $429,203,181  $408,297,423
                                                                                                         ===========================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                       21 | OPPENHEIMER CORE BOND FUND/VA

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES   YEAR ENDED DECEMBER 31,                    2007             2006           2005         2004         2003
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $   11.16        $   11.19      $   11.50    $   11.42    $   11.31
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                            .55 1            .53 1          .51 1        .43 1        .51
Net realized and unrealized gain (loss)                         (.08)             .03           (.23)         .18          .23
                                                           ----------------------------------------------------------------------
Total from investment operations                                 .47              .56            .28          .61          .74
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                            (.57)            (.59)          (.59)        (.53)        (.63)
---------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                             $   11.06        $   11.16      $   11.19    $   11.50    $   11.42
                                                           ======================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                              4.39%            5.28%          2.59%        5.49%        6.78%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                   $ 325,661        $ 367,106      $ 430,642    $ 504,244    $ 618,234
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                          $ 345,723        $ 391,750      $ 466,033    $ 552,293    $ 691,931
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                           5.07%            4.83%          4.56%        3.82%        4.03%
Total expenses                                                  0.68% 4,5,6      0.77% 4,5      0.76% 6      0.75% 6      0.73% 6
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                           89% 7           114% 7         111% 7        95% 7       101%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

             Year Ended December 31, 2007        0.68%
             Year Ended December 31, 2006        0.77%

5. Voluntary waiver or reimbursement of indirect management fees less than 0.005%.

6. Reduction to custodian expenses less than 0.005%.

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

                                       PURCHASE TRANSACTIONS   SALE TRANSACTIONS
--------------------------------------------------------------------------------
Year Ended December 31, 2007           $         662,784,931   $     678,316,693
Year Ended December 31, 2006           $       1,168,229,255   $   1,270,329,129
Year Ended December 31, 2005           $       2,420,041,493   $   2,423,498,913
Year Ended December 31, 2004           $       2,841,348,053   $   2,925,500,296

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                       22 | OPPENHEIMER CORE BOND FUND/VA

SERVICE SHARES   YEAR ENDED DECEMBER 31,                        2007             2006           2005         2004         2003
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $   11.10        $   11.15      $   11.47    $   11.39    $   11.30
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                            .52 1            .49 1          .47 1        .40 1        .43
Net realized and unrealized gain (loss)                         (.08)             .03           (.22)         .18          .28
                                                           ----------------------------------------------------------------------
Total from investment operations                                 .44              .52            .25          .58          .71
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                            (.56)            (.57)          (.57)        (.50)        (.62)
---------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                             $   10.98        $   11.10      $   11.15    $   11.47    $   11.39
                                                           ======================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                              4.09%            4.93%          2.33%        5.22%        6.56%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                   $ 103,542        $  41,191      $  11,110    $   3,505    $   3,835
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                          $  70,116        $  21,265      $   7,213    $   3,002    $   3,903
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                           4.85%            4.56%          4.29%        3.55%        3.73%
Total expenses                                                  0.92% 4,5,6      1.06% 4,5      1.03% 6      0.99% 6      0.98% 6
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                           89% 7           114% 7         111% 7        95% 7       101%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

             Year Ended December 31, 2007        0.92%
             Year Ended December 31, 2006        1.06%

5. Voluntary waiver or reimbursement of indirect management fees less than 0.005%.

6. Reduction to custodian expenses less than 0.005%.

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

                                       PURCHASE TRANSACTIONS   SALE TRANSACTIONS
--------------------------------------------------------------------------------
Year Ended December 31, 2007           $         662,784,931   $     678,316,693
Year Ended December 31, 2006           $       1,168,229,255   $   1,270,329,129
Year Ended December 31, 2005           $       2,420,041,493   $   2,423,498,913
Year Ended December 31, 2004           $       2,841,348,053   $   2,925,500,296

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                       23 | OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Core Bond Fund/VA (the "Fund"), is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's main investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation when consistent with its primary objective. The Fund's investment adviser is OppenheimerFunds, Inc. (the "Manager").

      The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the closing price reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Shares of a registered investment company that are not traded on an exchange are valued at the acquired investment company's net asset value per share. "Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or


                       24 | OPPENHEIMER CORE BOND FUND/VA
greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of December 31, 2007, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

                                        WHEN-ISSUED OR DELAYED
                                   DELIVERY BASIS TRANSACTIONS
            --------------------------------------------------
            Purchased securities                   $30,488,769
            Sold securities                          1,142,094

The Fund may enter into "forward roll" transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

      Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk. To assure its future payment of the purchase price, the Fund maintains internally designated assets with a market value equal to or greater than the payment obligation under the roll.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

      Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. The Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged


                       25 | OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
INVESTMENTS WITH OFF-BALANCE SHEET RISK. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund's Statement of Assets and Liabilities.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund's tax return filings remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                               NET UNREALIZED
                                                                 DEPRECIATION
                                                             BASED ON COST OF
                                                               SECURITIES AND
   UNDISTRIBUTED    UNDISTRIBUTED            ACCUMULATED    OTHER INVESTMENTS
   NET INVESTMENT       LONG-TERM                   LOSS   FOR FEDERAL INCOME
   INCOME                    GAIN   CARRYFORWARD 1,2,3,4         TAX PURPOSES
   --------------------------------------------------------------------------
   $17,146,896                $--            $37,500,155             $668,979

1. As of December 31, 2007, the Fund had $37,269,804 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2007, details of the capital loss carryforwards were as follows:

                   EXPIRING
                   ------------------------------------------
                   2010                          $ 29,885,554
                   2013                                57,295
                   2014                             6,081,496
                   2015                             1,245,459
                                                 ------------
                   Total                         $ 37,269,804
                                                 ============

2. As of December 31, 2007, the Fund had $230,351 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2016.

3. During the fiscal year ended December 31, 2007, the Fund did not utilize any capital loss carryforward.

4. During the fiscal year ended December 31, 2006, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.


                       26 | OPPENHEIMER CORE BOND FUND/VA

Accordingly, the following amounts have been reclassified for December 31, 2007. Net assets of the Fund were unaffected by the reclassifications.

                 REDUCTION TO                  REDUCTION TO
                  ACCUMULATED               ACCUMULATED NET
               NET INVESTMENT                 REALIZED LOSS
                       INCOME                ON INVESTMENTS
               --------------------------------------------
                   $2,017,014                    $2,017,014

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

                                        YEAR ENDED          YEAR ENDED
                                 DECEMBER 31, 2007   DECEMBER 31, 2006
      ----------------------------------------------------------------
      Distributions paid from:
      Ordinary income                  $20,746,953         $22,411,593

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2007 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

      Federal tax cost of securities            $  458,197,688
      Federal  tax  cost of other investments      (60,925,720)
                                                --------------
      Total federal tax cost                    $  397,271,968
                                                ==============

      Gross unrealized appreciation             $   10,079,441
      Gross unrealized depreciation                (10,748,420)
                                                --------------
      Net unrealized depreciation               $     (668,979)
                                                ==============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Market discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder


                       27 | OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                    YEAR ENDED DECEMBER 31, 2007   YEAR ENDED DECEMBER 31, 2006
                                                          SHARES          AMOUNT       SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------
NON-SERVICE SHARES
Sold                                                   1,273,250   $  13,904,774      953,894   $    10,320,632
Dividends and/or distributions reinvested              1,704,683      18,342,384    2,058,871        21,803,446
Redeemed                                              (6,416,114)    (69,950,741)  (8,604,369)      (93,223,980)
                                                     -----------------------------------------------------------
Net decrease                                          (3,438,181)  $ (37,703,583)  (5,591,604)  $   (61,099,902)
                                                     ===========================================================
----------------------------------------------------------------------------------------------------------------
SERVICE SHARES
Sold                                                   6,555,320   $  70,649,282    2,826,656   $    30,522,972
Dividends and/or distributions reinvested                224,516       2,404,569       57,590           608,147
Redeemed                                              (1,059,398)    (11,528,790)    (170,116)       (1,842,086)
                                                     -----------------------------------------------------------
Net increase                                           5,720,438   $  61,525,061    2,714,130   $    29,289,033
                                                     ===========================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 31, 2007, were as follows:

                                                       PURCHASES           SALES
--------------------------------------------------------------------------------
Investment securities                               $213,589,856   $ 238,809,894
U.S. government and government agency obligations    107,959,273     115,802,561
To Be Announced (TBA) mortgage-related securities    662,784,931     678,316,693


                       28 | OPPENHEIMER CORE BOND FUND/VA

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

FEE SCHEDULE FOR MAY 1, 2007 TO DEC. 31, 2007   FEE SCHEDULE FOR JAN. 1, 2007 TO APRIL 30, 2007
---------------------------------------------   -----------------------------------------------
Up to $1 billion                        0.60%   Up to $200 million                        0.75%
Over $1 billion                         0.50    Next $200 million                         0.72
                                                Next $200 million                         0.69
                                                Next $200 million                         0.66
                                                Next $200 million                         0.60
                                                Over $1 billion                           0.50

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services ("OFS"), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended December 31, 2007, the Fund paid $20,112 to OFS for services to the Fund.

      Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 per class, for class level assets of $10 million or more. Each class is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FOR SERVICE SHARES. The Fund has adopted a Distribution and Service Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the "Distributor"), for distribution related services, personal service and account maintenance for the Fund's Service shares. Under the Plan, payments are made periodically at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund's assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

      The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF. During the year ended December 31, 2007, the Manager waived $10,315 for IMMF management fees.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

      Foreign currency exchange contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.


                       29 | OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY EXCHANGE CONTRACTS Continued

      Risks to the Fund include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received.

      As of December 31, 2007, the Fund had no outstanding forward contracts.

--------------------------------------------------------------------------------
6. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Portfolio may buy and sell futures contracts that relate to broadly based securities indices (financial futures), debt securities (interest rate futures) and various commodities (commodity index futures). The Fund may also buy or write put or call options on these futures contracts.

      Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

      Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

--------------------------------------------------------------------------------
7. SWAP CONTRACTS

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

      Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The value of the contracts is separately disclosed on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

      Risks of entering into swap contracts include credit, market and liquidity risk. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received. Market risk is the risk that the value of the contract will depreciate due to unfavorable changes in the reference asset. If there is an illiquid market for the agreement, the Fund may be unable to close the contract prior to contract termination.


                       30 | OPPENHEIMER CORE BOND FUND/VA

--------------------------------------------------------------------------------
CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Fund may enter into credit default swaps on a single security, or a basket of securities.

      In a credit default swap contract, the purchaser of the contract will pay a periodic interest fee, similar to an insurance premium, on the notional amount of the swap contract to the counterparty (the seller of the contract). If there is a credit event (for example, bankruptcy or a failure to timely pay interest or principal), the purchaser will exercise the contract and will receive a payment from the seller of the contract equal to the notional value of the credit default swap contract less the value of the underlying security. In the event that the credit default swap is exercised due to a credit event, the difference between the value of the underlying security and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

      Risks of credit default swaps include, but are not limited to, the cost of paying for credit protection if there are no credit events.

--------------------------------------------------------------------------------
INTEREST RATE SWAP CONTRACTS. An interest rate swap is an agreement between counterparties to exchange periodic interest payments on the notional amount of the contract. One cash flow stream will typically be a floating rate payment based upon a specified index while the other is typically a fixed rate.

      Interest rate swap agreements include interest rate risk. There is a risk, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will be greater than the payments it received.

--------------------------------------------------------------------------------
TOTAL RETURN SWAP CONTRACTS. A total return swap is an agreement between counterparties to exchange a set of future cash flows on the notional amount of the contract. One cash flow is typically based on a reference interest rate or index and the other on the total return of a reference asset such as a security, a basket of securities, or an index. The total return includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

--------------------------------------------------------------------------------
8. ILLIQUID SECURITIES

As of December 31, 2007, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.

--------------------------------------------------------------------------------
9. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As of December 31, 2007, the Fund had on loan securities valued at $3,290,065. Collateral of $3,331,648 was received for the loans, all of which was received in cash and subsequently invested in approved instruments.


                       31 | OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
10. RECENT ACCOUNTING PRONOUNCEMENT

In September 2006, Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of December 31, 2007, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

--------------------------------------------------------------------------------
11. FUND REORGANIZATION

On November 30, 2007, the Board of Directors of Government Securites Portfolio (the "Portfolio"), a series of Panorama Series Fund, Inc., determined that it is in the best interest of the Portfolio's shareholders that the Portfolio reorganize with and into the Fund. The Board of Directors of the Portfolio unanimously approved an Agreement and Plan of Reorganization to be entered into between the Portfolio and the Fund, whereby the Fund will acquire all of the assets of the Portfolio in exchange for newly-issued shares of the Fund (the "Reorganization"). If the Reorganization takes place, Portfolio shareholders will receive Non-Service shares of the Fund.

      The Reorganization is conditioned upon, among other things, approval by the Portfolio's shareholders. The anticipated date for the shareholder meeting is on or about April 25, 2008 and, if approved by shareholders, the Reorganization would take place shortly thereafter.


                       32 | OPPENHEIMER CORE BOND FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER CORE BOND FUND/VA:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Core Bond Fund/VA (the "Fund"), a series of Oppenheimer Variable Account Funds, including the statement of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
February 13, 2008


                       33 | OPPENHEIMER CORE BOND FUND/VA

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2008, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2007. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                       34 | OPPENHEIMER CORE BOND FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                       35 | OPPENHEIMER CORE BOND FUND/VA

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Trustees (the "Board"), including a majority of the independent Trustees, is required to determine whether to renew the Fund's investment advisory agreement (the "Agreement"). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

      The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager's services, (ii) the investment performance of the Fund and the Manager,
(iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. Outlined below is a summary of the principal information considered by the Board as well as the Board's conclusions.

      The Board was aware that there are alternatives to retaining the Manager.

      NATURE, QUALITY AND EXTENT OF SERVICES. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager's key personnel who provide such services. The Manager's duties include providing the Fund with the services of the portfolio manager and the Manager's investment team, who provide research, analysis and other advisory services in regard to the Fund's investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund's investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund's operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund's shares. The Manager also provides the Fund with office space, facilities and equipment.

      The Board also considered the quality of the services provided and the quality of the Manager's resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager's administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager's key personnel and the size and functions of its staff providing investment management services to the Fund. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Angelo Manioudakis and the Manager's Core Plus investment team and analysts. Mr. Manioudakis has been a portfolio manager of the Fund since April 2002. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. In light of the foregoing, the Board concluded that the Fund benefits from the services provided under the Agreement as a result of the Manager's experience, reputation, personnel, operations, and resources.


                       36 | OPPENHEIMER CORE BOND FUND/VA

      INVESTMENT PERFORMANCE OF THE MANAGER AND THE FUND. During the year, the Manager provided information on the investment performance of the Fund and the Manager at each Board meeting, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund's historical performance to relevant market indices and to the performance of other A-rated corporate debt funds underlying variable insurance products. The Board noted that the Fund's one-year, three-year, and five-year performance were better than its peer group median although its ten-year performance was below its peer group median.

      COSTS OF SERVICES AND PROFITS REALIZED BY THE MANAGER. The Board considered information regarding the Manager's costs in serving as the Fund's investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager's profitability from its relationship with the Fund. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other A-rated corporate debt funds underlying variable insurance products. The Board noted that the Fund's contractual and actual management fees are higher than its peer group median. The Board also noted that effective May 1, 2007, the Fund began paying the Manager at the following rates that decline as the Fund's assets grow: 0.60% of the first $1 billion of average annual net assets of the Fund and 0.50% of average annual net assets in excess of $1 billion.

      ECONOMIES OF SCALE. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund's assets grow.

      OTHER BENEFITS TO THE MANAGER. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager's affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders.

      CONCLUSIONS. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees' counsel are both independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement for another year. In arriving at this decision, the Board considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.


                       37 | OPPENHEIMER CORE BOND FUND/VA

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH     PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD; NUMBER OF
THE FUNDS, LENGTH OF SERVICE,   PORTFOLIOS IN THE FUNDS COMPLEX CURRENTLY OVERSEEN
AGE
INDEPENDENT                     THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL, COLORADO
TRUSTEES                        80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR HER RESIGNATION, RETIREMENT,
                                DEATH OR REMOVAL.

WILLIAM L. ARMSTRONG,           President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company
Chairman of the Board of        (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso
Trustees (since 2003),          Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman,
Trustee (since 1999)            Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production
Age: 70                         company) (since 1992), Campus Crusade for Christ (non-profit) (since 1991); Former Director, The
                                Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of:
                                Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier
                                Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000)
                                and Frontier Title (title insurance agency) (1995-2000); former Director of the following:
                                UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S.
                                Senator (January 1979-January 1991). Oversees 39 portfolios in the OppenheimerFunds complex.

GEORGE C. BOWEN,                Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April
Trustee (since 1999)            1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999);
Age: 71                         Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr.
                                Bowen held several positions with the Manager and with subsidiary or affiliated companies of the
                                Manager (September 1987-April 1999). Oversees 39 portfolios in the OppenheimerFunds complex.

EDWARD L. CAMERON,              Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000 - May 2006);
Trustee (since 1999)            Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price
Age: 69                         Waterhouse LLP Global Investment Management Industry Services Group (financial services firm) (July
                                1994-June 1998). Oversees 39 portfolios in the OppenheimerFunds complex.

JON S. FOSSEL,                  Director of UNUMProvident (insurance company) (since June 2002); Director of Northwestern Energy
Trustee (since 1990)            Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October
Age: 66                         1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February
                                1998-February 2003 and since February 2005); Chairman and Director (until October 1996) and
                                President and Chief Executive Officer (until October 1995) of the Manager; President, Chief
                                Executive Officer and Director of the following: Oppenheimer Acquisition Corp. ("OAC") (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services,
                                Inc. (until October 1995). Oversees 39 portfolios in the OppenheimerFunds complex.

SAM FREEDMAN,                   Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held
Trustee (since 1996)            several positions with the Manager and with subsidiary or affiliated companies of the Manager
Age: 67                         (until October 1994). Oversees 39 portfolios in the OppenheimerFunds complex.

BEVERLY L. HAMILTON,            Trustee of Monterey Institute for International Studies (educational organization) (since February
Trustee (since 2002)            2000); Board Member of Middlebury College (educational organization) (since December 2005); Director
Age: 61                         of The California Endowment (philanthropic organization) (since April 2002); Director (February
                                2002-2005) and Chairman of Trustees (since 2006) of the Community Hospital of Monterey Peninsula;
                                Director (October 1991-2005) and Vice Chairman (since 2006) of American Funds' Emerging Markets
                                Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February
                                1991-April 2000); Member of the investment committees of The Rockefeller Foundation (since 2001)
                                and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston's Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds
                                (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company)
                                (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and
                                Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 39 portfolios in the
                                OppenheimerFunds complex.


                       38 | OPPENHEIMER CORE BOND FUND/VA

ROBERT J. MALONE,               Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University
Trustee (since 2002)            (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of
Age: 63                         Steele Street State Bank (commercial banking) (since August 2003); Director of Colorado UpLIFT
                                (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and
                                Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 39 portfolios in the OppenheimerFunds complex.

F. WILLIAM MARSHALL, JR.,       Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company)
Trustee (since 2000)            (since 1996) and MML Series Investment Fund (investment company) (since 1996); Trustee of Worcester
Age: 65                         Polytech Institute (since 1985); Chairman (since 1994) of the Investment Committee of the Worcester
                                Polytech Institute (private university); President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank)
                                (commercial bank) (January 1999-July 1999); and Executive Vice President of Peoples Heritage
                                Financial Group, Inc. (commercial bank) (January 1999-July 1999). Oversees 41 portfolios in the
                                OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE              THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW YORK,
AND OFFICER                     NEW YORK 10281-1008. MR. MURPHY SERVES AS A TRUSTEE FOR AN INDEFINITE TERM, OR UNTIL HIS
                                RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER FOR AN INDEFINITE TERM, OR UNTIL HIS
                                RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR. MURPHY IS AN INTERESTED TRUSTEE DUE TO HIS POSITIONS
                                WITH OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

JOHN V. MURPHY,                 Chairman, Chief Executive Officer and Director of the Manager (since June 2001); President of the
Trustee, President and          Manager (September 2000-March 2007); President and director or trustee of other Oppenheimer funds;
Principal Executive Officer     President and Director of Oppenheimer Acquisition Corp. ("OAC") (the Manager's parent holding
(since 2001)                    company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager)
Age: 58                         (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager)
                                (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of
                                Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001);
                                President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the
                                Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity
                                Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001),
                                HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001);
                                President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management,
                                Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC's parent company)
                                (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson
                                Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the
                                Investment Company Institute's Board of Governors (since October 2003). Oversees 102 portfolios in the OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS OF               THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS. ZACK, GILLESPIE AND MS.
THE FUND                        BLOOMBERG, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NEW YORK 10281-1008, FOR
                                MESSRS. VANDEHEY, WIXTED, PETERSEN, SZILAGYI AND MS. IVES, 6803 S. TUCSON WAY, CENTENNIAL, COLORADO
                                80112-3924; FOR MESSRS. MANIOUDAKIS, BOMFIM, CAAN, GORD AND SWANEY, 470 ATLANTIC AVENUE, 11TH FLOOR,
                                BOSTON, MASSACHUSETTS 02210. EACH OFFICER SERVES FOR AN INDEFINITE TERM OR UNTIL HIS OR HER
                                RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

ANGELO G. MANIOUDAKIS,          Senior Vice President of the Manager and of HarbourView Asset Management Corporation (since April
Vice President and Portfolio    2002) and of OFI Institutional Asset Management, Inc. (since June 2002); Vice President of
Manager (since 2002)            Oppenheimer Real Asset Management, Inc. (since November 2006). Executive Director and portfolio
Age: 41                         manager for MSIM/Miller, Anderson & Sherrerd (Morgan Stanley Asset Management) (August 1993-April
                                2002). A portfolio manager and officer of 15 portfolios in the OppenheimerFunds complex.

ANTULIO N. BOMFIM,              Vice President of the Manager (since October 2003); Senior Economist at the Board of Governors of
Vice President and Portfolio    the Federal Reserve System (June 1992-October 2003). A portfolio manager and officer of 12
Manager (since 2006)            portfolios in the OppenheimerFunds complex.
Age: 41


                       39 | OPPENHEIMER CORE BOND FUND/VA

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

GEOFFREY CAAN,                  Vice President and Portfolio Manager of the Manager (since August 2003); Vice President of ABN AMRO
Vice President and Portfolio    NA, Inc. (June 2002-August 2003); Vice President of Zurich Scudder Investments (January 1999-June
Manager (since 2006)            2002). A portfolio manager and officer of 12 portfolios in the OppenheimerFunds complex.
Age: 38

BENJAMIN J. GORD,               Vice President of the Manager (since April 2002) of HarbourView Asset Management Corporation (since
Vice President and Portfolio    April 2002) and of OFI Institutional Asset Management, Inc. (as of June 2002); Executive Director
Manager (since 2006)            and senior fixed income analyst at Miller Anderson & Sherrerd, a division of Morgan Stanley
Age: 45                         Investment Management (April 1992-March 2002). A portfolio manager and officer of 12 portfolios in the OppenheimerFunds complex.

THOMAS SWANEY,                  Vice President of the Manager (since April 2006); senior analyst, high grade investment team (June
Vice President and Portfolio    2002-March 2006); senior fixed income analyst at Miller Anderson & Sherrerd, a division of Morgan
Manager (since 2006)            Stanley Investment Management (May 1998-May 2002). A portfolio manager and officer of 12 portfolios
Age: 35                         in the OppenheimerFunds complex.

MARK S. VANDEHEY,               Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief
Vice President and Chief        Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and
Compliance Officer              Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc.,
(since 2004)                    Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former
Age: 57                         Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 102 portfolios in the OppenheimerFunds complex.

BRIAN W. WIXTED,                Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following:
Treasurer and Principal         HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder
Financial & Accounting          Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc.
Officer (since 1999)            (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International
Age: 48                         Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since
                                November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the
                                Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC
                                (since March 1999), Centennial Asset Management Corporation (March 1999-October 2003) and
                                OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 102 portfolios in the
                                OppenheimerFunds complex.

BRIAN S. PETERSEN,              Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August
Assistant Treasurer             2002-February 2007); Manager/Financial Product Accounting of the Manager (November 1998-July 2002).
(since 2004)                    An officer of 102 portfolios in the OppenheimerFunds complex.
Age: 37

BRIAN C. SZILAGYI,              Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting and
Assistant Treasurer             Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of Berger
(since 2005)                    Financial Group LLC (May 2001-March 2003). An officer of 102 portfolios in the OppenheimerFunds
Age: 37                         complex.

ROBERT G. ZACK,                 Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager;
Vice President and Secretary    General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial
(since 2001)                    Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of
Age: 59                         HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC
                                (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001)
                                of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of
                                Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset
                                Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of
                                Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior
                                Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company
                                (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior
                                Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November
                                2001); Director of OppenheimerFunds (Asia) Limited (since December 2003); Senior Vice President (May
                                1985-December 2003). An officer of 102 portfolios in the OppenheimerFunds complex.


                       40 | OPPENHEIMER CORE BOND FUND/VA

LISA I. BLOOMBERG,              Vice President and Associate Counsel of the Manager (since May 2004); First Vice President (April
Assistant Secretary             2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services,
(since 2004)                    Inc. An officer of 102 portfolios in the OppenheimerFunds complex.
Age: 40

PHILLIP S. GILLESPIE,           Senior Vice President and Deputy General Counsel of the Manager (since September 2004); First Vice
Assistant Secretary             President (2000-September 2004), Director (2000-September 2004) and Vice President (1998-2000) of
(since 2004)                    Merrill Lynch Investment Management. An officer of 102 portfolios in the OppenheimerFunds complex.
Age: 44

KATHLEEN T. IVES,               Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since October 2003) of
Assistant Secretary             the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the
(since 2001)                    Distributor; Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of
Age: 42                         OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since December 2001);
                                Assistant Counsel of the Manager (August 1994-October 2003). An officer of 102 portfolios in the
                                OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING 1.800.981.2871.


                       41 | OPPENHEIMER CORE BOND FUND/VA




DECEMBER 31, 2007

--------------------------------------------------------------------------------

      Oppenheimer                                                 Management
      Main Street Small Cap                                      Commentaries
      Fund(R)/VA                                                     and
      A Series of Oppenheimer Variable Account Funds            Annual Report

--------------------------------------------------------------------------------

      MANAGEMENT COMMENTARIES

            Listing of Top Holdings

      ANNUAL REPORT                             [GRAPHIC]

            Fund Performance Discussion

            Listing of Investments

            Financial Statements

                                                 [LOGO]  OPPENHEIMERFUNDS(R)
                                                         The Right Way to Invest

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. For the 12-month period ended December 31, 2007, the Fund's Non-Service shares produced returns that were slightly higher than its benchmark, the Russell 2000 Index, which returned -1.57%. We attribute the Fund's performance primarily to our security selection strategy during the fourth quarter of 2007, which emphasized relatively speculative stocks that historically have tended to do well toward year-end but proved to be sensitive to intensifying economic and credit concerns.

      Stocks generally rallied over the first half of the reporting period in an investment environment characterized by moderating U.S. economic growth, robust corporate earnings, high levels of mergers-and-acquisitions activity and stable short-term interest rates. However, market conditions changed dramatically near mid-year, and the second half of 2007 proved to be a challenging period for equities in general and small-cap stocks in particular.

      Beginning in June and July, an unexpectedly high level of sub-prime mortgage defaults and delinquencies, combined with declining home values and surging energy costs, led to renewed concerns regarding the sustainability of consumer spending, which has been one of the main pillars supporting the U.S. economic expansion over the past several years. As investors became increasingly averse to risks, the stock market gave up many of the gains it had achieved over the first half of 2007. Small-cap stocks were particularly hard hit as investors began to favor stocks of larger, multinational corporations with a robust presence in growing overseas markets and a track record of consistent earnings. In fact, after producing relatively attractive returns over the past several years, the Russell 2000 Index produced a mildly negative absolute return in 2007.

      For quite some time, our quantitative models have signaled to us that mid-cap stocks and small-cap stocks at the larger end of the market's capitalization range are more attractive than micro-cap stocks. As a result, our market-capitalization allocation strategy, which emphasized mid-cap stocks and de-emphasized micro-cap stocks, positioned the Fund well when investors reassessed their attitudes toward risk and shifted their focus toward larger companies.

      Our sector allocation strategy had a mildly positive impact on the Fund's performance. A comparatively light position in the financials sector helped the Fund avoid the full brunt of weakness among banks and broker-dealers, while relatively heavy exposure to stocks in the materials sector helped it participate more fully in their gains. These positive results were offset to a degree by an overweighted position in lagging consumer-oriented stocks and underweighted position in the better-performing health care sector.

      Unfortunately, disappointing results from our "bottom-up" security selection strategy offset most of the benefits derived from our market capitalization and sector allocation strategies. Of the various factors considered by our stock selection model, only price momentum proved to have good predictive power during the second half of the reporting period. Stocks that had done well in previous months tended to continue to do so. Other measures, most notably valuations, were much less effective, as stocks that were inexpensive compared to historical norms continued to lose value. Earnings quality, another key factor considered by our security selection model, also proved to be relatively ineffective.

      To a significant degree, results within the Fund's various market sectors stemmed from the adoption of our "turn of the year" security selection model, which tends to emphasize more cyclical and speculative small-cap stocks that historically have tended to outperform near year-end due to seasonal factors. For example, the Fund's individual financial holdings underperformed the benchmark's financial components as strong results from an underweighted position in real estate investment trusts were offset by weakness among bond insurers. While the Fund achieved positive absolute returns in the health care area, returns in the sector also lagged the benchmark as richly valued stocks produced higher returns. In the technology sector, unfortunate timing in the purchase of some stocks detracted from relative performance.


                  4 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

      As quantitative managers, we do not manage the Fund according to subjective views of the market or economy. However, the results of our quantitative models have caused us to increase the Fund's weightings in the information technology and health care areas and decrease its exposure to the financials, materials and consumer discretionary sectors, which we believe position it well for 2008. Finally, the Fund ended 2007 broadly diversified across approximately 1,100 stocks, a strategy designed to help ensure that setbacks in any individual stocks do not have a disproportionate impact on the overall portfolio. Indeed, managing risks while remaining fully invested is key to what makes Oppenheimer Main Street Small Cap Fund/VA part of THE RIGHT WAY TO INVEST.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2007. In the case of Non-Service shares, performance is measured from inception of the Class on May 1, 1998. In the case of Service shares, performance is measured from inception of the Class on July 16, 2001. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

      The Fund's performance is compared to the performance of the Russell 2000 Index, an unmanaged index of equity securities of small capitalization companies that is a measure of the small company market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                  5 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

NON-SERVICE SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Main Street Small Cap Fund(R)/VA (Non-Service)
   Russell 2000 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                        Oppenheimer Main Street
                          Small Cap Fund(R)/VA
                             (Non-Service)           Russell 2000 Index

05/01/1998                       $10,000                   $10,000
06/30/1998                       $ 9,560                   $ 9,481
09/30/1998                       $ 8,400                   $ 7,571
12/31/1998                       $ 9,600                   $ 8,806
03/31/1999                       $ 8,880                   $ 8,328
06/30/1999                       $ 9,310                   $ 9,624
09/30/1999                       $ 9,440                   $ 9,015
12/31/1999                       $14,070                   $10,678
03/31/2000                       $15,364                   $11,434
06/30/2000                       $13,178                   $11,002
09/30/2000                       $13,468                   $11,124
12/31/2000                       $11,490                   $10,355
03/31/2001                       $ 9,376                   $ 9,682
06/30/2001                       $11,334                   $11,065
09/30/2001                       $ 9,666                   $ 8,765
12/31/2001                       $11,448                   $10,613
03/31/2002                       $11,821                   $11,036
06/30/2002                       $11,490                   $10,114
09/30/2002                       $ 9,563                   $ 7,949
12/31/2002                       $ 9,645                   $ 8,439
03/31/2003                       $ 9,262                   $ 8,060
06/30/2003                       $11,200                   $ 9,948
09/30/2003                       $12,122                   $10,851
12/31/2003                       $13,924                   $12,427
03/31/2004                       $14,629                   $13,205
06/30/2004                       $14,681                   $13,267
09/30/2004                       $14,525                   $12,888
12/31/2004                       $16,628                   $14,704
03/31/2005                       $16,161                   $13,919
06/30/2005                       $16,703                   $14,520
09/30/2005                       $17,703                   $15,201
12/31/2005                       $18,278                   $15,374
03/31/2006                       $20,624                   $17,517
06/30/2006                       $19,746                   $16,637
09/30/2006                       $19,373                   $16,710
12/31/2006                       $21,019                   $18,198
03/31/2007                       $21,894                   $18,552
06/30/2007                       $23,104                   $19,371
09/30/2007                       $21,940                   $18,772
12/31/2007                       $20,765                   $17,913

AVERAGE ANNUAL TOTAL RETURNS OF NON-SERVICE SHARES OF THE FUND AT 12/31/07

1-Year  -1.21%     5-Year  16.57%     Since Inception (5/1/98)  7.85%

SERVICE SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Main Street Small Cap Fund(R)/VA (Service)
   Russell 2000 Index

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                        Oppenheimer Main Street
                          Small Cap Fund(R)/VA
                                (Service)            Russell 2000 Index

07/16/2001                       $10,000                   $10,000
09/30/2001                       $ 8,784                   $ 8,374
12/31/2001                       $10,415                   $10,140
03/31/2002                       $10,763                   $10,544
06/30/2002                       $10,452                   $ 9,663
09/30/2002                       $ 8,690                   $ 7,595
12/31/2002                       $ 8,756                   $ 8,063
03/31/2003                       $ 8,417                   $ 7,701
06/30/2003                       $10,170                   $ 9,505
09/30/2003                       $10,999                   $10,368
12/31/2003                       $12,630                   $11,873
03/31/2004                       $13,261                   $12,617
06/30/2004                       $13,308                   $12,676
09/30/2004                       $13,157                   $12,314
12/31/2004                       $15,052                   $14,050
03/31/2005                       $14,626                   $13,299
06/30/2005                       $15,110                   $13,874
09/30/2005                       $16,001                   $14,525
12/31/2005                       $16,514                   $14,689
03/31/2006                       $18,615                   $16,737
06/30/2006                       $17,817                   $15,896
09/30/2006                       $17,468                   $15,966
12/31/2006                       $18,935                   $17,387
03/31/2007                       $19,717                   $17,726
06/30/2007                       $20,794                   $18,508
09/30/2007                       $19,738                   $17,936
12/31/2007                       $18,671                   $17,115

AVERAGE ANNUAL TOTAL RETURNS OF SERVICE SHARES OF THE FUND AT 12/31/07

1-Year  -1.39%     5-Year  16.35%     Since Inception (7/16/01)  10.15%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL US AT 1.800.981.2871. THE FUND'S TOTAL RETURNS SHOULD NOT BE EXPECTED TO BE THE SAME AS THE RETURNS OF OTHER FUNDS, WHETHER OR NOT BOTH FUNDS HAVE THE SAME PORTFOLIO MANAGERS AND/OR SIMILAR NAMES. THE FUND'S TOTAL RETURNS DO NOT INCLUDE THE CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT PRODUCTS THAT OFFER THIS FUND. SUCH PERFORMANCE WOULD HAVE BEEN LOWER IF SUCH CHARGES WERE TAKEN INTO ACCOUNT.


                  6 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2007.

ACTUAL EXPENSES. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

--------------------------------------------------------------------------------

                              BEGINNING     ENDING             EXPENSES
                              ACCOUNT       ACCOUNT            PAID DURING
                              VALUE         VALUE              6 MONTHS ENDED
ACTUAL                        JULY 1, 2007  DECEMBER 31, 2007  DECEMBER 31, 2007
--------------------------------------------------------------------------------
Non-Service Shares            $1,000.00     $  898.80          $3.45
--------------------------------------------------------------------------------
Service Shares                 1,000.00        897.90           4.60

HYPOTHETICAL
(5% return before expenses)
--------------------------------------------------------------------------------
Non-Service Shares             1,000.00      1,021.58           3.68
--------------------------------------------------------------------------------
Service Shares                 1,000.00      1,020.37           4.90

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended December 31, 2007 are as follows:

CLASS                      EXPENSE RATIOS
-----------------------------------------
Non-Service Shares             0.72%
-----------------------------------------
Service Shares                 0.96

The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund's Manager that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

--------------------------------------------------------------------------------


                  7 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS  December 31, 2007
--------------------------------------------------------------------------------

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
COMMON STOCKS--99.0%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--15.0%
--------------------------------------------------------------------------------
AUTO COMPONENTS--1.4%
Aftermarket Technology Corp. 1                         27,400   $       746,924
--------------------------------------------------------------------------------
American Axle & Manufacturing
Holdings, Inc. 2                                       97,400         1,813,588
--------------------------------------------------------------------------------
Amerigon, Inc. 1,2                                     27,900           589,806
--------------------------------------------------------------------------------
Cooper Tire & Rubber Co. 2                            122,400         2,029,392
--------------------------------------------------------------------------------
Drew Industries, Inc. 1,2                              42,100         1,153,540
--------------------------------------------------------------------------------
Fuel Systems Solutions, Inc. 1,2                        4,299            61,433
--------------------------------------------------------------------------------
Goodyear Tire & Rubber Co. (The) 1                     65,700         1,854,054
--------------------------------------------------------------------------------
Hayes Lemmerz International, Inc. 1                    30,300           138,471
--------------------------------------------------------------------------------
Lear Corp. 1                                           60,700         1,678,962
--------------------------------------------------------------------------------
Sauer-Danfoss, Inc. 2                                  10,800           270,540
--------------------------------------------------------------------------------
Shiloh Industries, Inc.                                 2,900            28,565
--------------------------------------------------------------------------------
Tenneco, Inc. 1                                        93,000         2,424,510
--------------------------------------------------------------------------------
TRW Automotive Holdings Corp. 1                        16,600           346,940
                                                                ----------------
                                                                     13,136,725

--------------------------------------------------------------------------------
AUTOMOBILES--0.2%
Fleetwood Enterprises, Inc. 1,2                        57,600           344,448
--------------------------------------------------------------------------------
Monaco Coach Corp. 2                                   25,380           225,374
--------------------------------------------------------------------------------
Thor Industries, Inc. 2                                28,100         1,068,081
--------------------------------------------------------------------------------
Winnebago Industries, Inc.                              2,900            60,958
                                                                ----------------
                                                                      1,698,861

--------------------------------------------------------------------------------
DISTRIBUTORS--0.0%
Core-Mark Holding Co., Inc. 1,2                         6,200           178,064
--------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES--1.4%
Apollo Group, Inc., Cl. A 1                            32,100         2,251,815
--------------------------------------------------------------------------------
Capella Education Co. 1,2                              16,800         1,099,728
--------------------------------------------------------------------------------
Career Education Corp. 1                               11,000           276,540
--------------------------------------------------------------------------------
Coinstar, Inc. 1,2                                     53,100         1,494,765
--------------------------------------------------------------------------------
DeVry, Inc.                                            32,600         1,693,896
--------------------------------------------------------------------------------
ITT Educational Services, Inc. 1                       19,200         1,637,184
--------------------------------------------------------------------------------
K12, Inc. 1                                             7,340           189,959
--------------------------------------------------------------------------------
Matthews International Corp., Cl. A 2                   3,200           149,984
--------------------------------------------------------------------------------
Noah Education Holdings Ltd., ADR 1                    25,790           207,867
--------------------------------------------------------------------------------
Pre-Paid Legal Services, Inc. 1                        13,380           740,583
--------------------------------------------------------------------------------
Regis Corp.                                            15,400           430,584
--------------------------------------------------------------------------------
Sotheby's 2                                            10,000           381,000
--------------------------------------------------------------------------------
Steiner Leisure Ltd. 1,2                               15,700           693,312
--------------------------------------------------------------------------------
Stewart Enterprises, Inc. 2                            19,200           170,880
--------------------------------------------------------------------------------
Strayer Education, Inc. 2                               6,800         1,159,944
--------------------------------------------------------------------------------
Weight Watchers International, Inc.                     8,100           365,958
                                                                ----------------
                                                                     12,943,999

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--1.0%
AFC Enterprises, Inc. 1,2                               9,100   $       103,012
--------------------------------------------------------------------------------
Ambassadors Group, Inc. 2                               9,300           170,283
--------------------------------------------------------------------------------
Bally Technologies, Inc. 1                             14,400           715,968
--------------------------------------------------------------------------------
Bob Evans Farms, Inc. 2                                67,814         1,826,231
--------------------------------------------------------------------------------
Buffalo Wild Wings, Inc. 1,2                           21,100           489,942
--------------------------------------------------------------------------------
CBRL Group, Inc. 2                                     14,050           455,080
--------------------------------------------------------------------------------
CEC Entertainment, Inc. 1                              13,000           337,480
--------------------------------------------------------------------------------
Chipotle Mexican Grill, Inc., Cl. A 1,2                 3,700           544,159
--------------------------------------------------------------------------------
Denny's Corp. 1,2                                     123,900           464,625
--------------------------------------------------------------------------------
Domino's Pizza, Inc. 2                                 38,600           510,678
--------------------------------------------------------------------------------
IHOP Corp. 2                                           28,800         1,053,504
--------------------------------------------------------------------------------
Luby's, Inc. 1,2                                        2,300            23,368
--------------------------------------------------------------------------------
Monarch Casino & Resort, Inc. 1,2                      20,800           500,864
--------------------------------------------------------------------------------
Premier Exhibitions, Inc. 1,2                          41,500           454,010
--------------------------------------------------------------------------------
Riviera Holdings Corp. 1,2                                700            21,560
--------------------------------------------------------------------------------
Vail Resorts, Inc. 1,2                                  3,900           209,859
--------------------------------------------------------------------------------
Wendy's International, Inc.                            15,700           405,688
--------------------------------------------------------------------------------
WMS Industries, Inc. 1                                 10,500           384,720
--------------------------------------------------------------------------------
Wyndham Worldwide Corp.                                28,700           676,172
                                                                ----------------
                                                                      9,347,203

--------------------------------------------------------------------------------
HOUSEHOLD DURABLES--2.6%
American Greetings Corp., Cl. A 2                     110,300         2,239,090
--------------------------------------------------------------------------------
Black & Decker Corp.                                   26,800         1,866,620
--------------------------------------------------------------------------------
Blyth, Inc.                                            56,680         1,243,559
--------------------------------------------------------------------------------
Centex Corp.                                            2,800            70,728
--------------------------------------------------------------------------------
Champion Enterprises, Inc. 1,2                         63,900           601,938
--------------------------------------------------------------------------------
CSS Industries, Inc. 2                                 14,350           526,645
--------------------------------------------------------------------------------
Ethan Allen Interiors, Inc. 2                          13,800           393,300
--------------------------------------------------------------------------------
Helen of Troy Ltd. 1                                   17,000           291,380
--------------------------------------------------------------------------------
Hooker Furniture Corp. 2                               10,800           217,080
--------------------------------------------------------------------------------
KB Home 2                                              61,600         1,330,560
--------------------------------------------------------------------------------
Kimball International, Inc., Cl. B 2                   33,600           460,320
--------------------------------------------------------------------------------
Lennar Corp., Cl. A 2                                  90,600         1,620,834
--------------------------------------------------------------------------------
Mohawk Industries, Inc. 1,2                            15,200         1,130,880
--------------------------------------------------------------------------------
NVR, Inc. 1,2                                           3,200         1,676,800
--------------------------------------------------------------------------------
Russ Berrie & Co., Inc. 1                                 500             8,180
--------------------------------------------------------------------------------
Stanley Works (The)                                    38,200         1,851,936
--------------------------------------------------------------------------------
Tempur-Pedic International, Inc. 2                     91,500         2,376,255
--------------------------------------------------------------------------------
Toll Brothers, Inc. 1                                  82,800         1,660,968
--------------------------------------------------------------------------------
Tupperware Brands Corp.                                98,000         3,236,940
--------------------------------------------------------------------------------
Universal Electronics, Inc. 1,2                        19,600           655,424
--------------------------------------------------------------------------------
Whirlpool Corp.                                         5,100           416,313
                                                                ----------------
                                                                     23,875,750


                  8 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL--1.2%
1-800-FLOWERS.com, Inc. 1,2                            46,900   $       409,437
--------------------------------------------------------------------------------
Audible, Inc. 1,2                                      17,600           156,992
--------------------------------------------------------------------------------
Blue Nile, Inc. 1,2                                    24,400         1,660,664
--------------------------------------------------------------------------------
Expedia, Inc. 1                                        60,100         1,900,362
--------------------------------------------------------------------------------
Gaiam, Inc. 1,2                                        28,300           839,944
--------------------------------------------------------------------------------
IAC/InterActiveCorp 1                                  13,800           371,496
--------------------------------------------------------------------------------
NetFlix.com, Inc. 1,2                                  81,400         2,166,868
--------------------------------------------------------------------------------
NutriSystem, Inc. 1                                     8,000           215,840
--------------------------------------------------------------------------------
Overstock.com, Inc. 1,2                                30,200           469,006
--------------------------------------------------------------------------------
PetMed Express, Inc. 1,2                               33,700           407,770
--------------------------------------------------------------------------------
Priceline.com, Inc. 1,2                                13,100         1,504,666
--------------------------------------------------------------------------------
Shutterfly, Inc. 1,2                                   10,800           276,696
--------------------------------------------------------------------------------
Stamps.com, Inc. 1,2                                    6,900            84,042
--------------------------------------------------------------------------------
Systemax, Inc.                                         27,700           562,864
--------------------------------------------------------------------------------
ValueVision Media, Inc., Cl. A 1                        9,600            60,384
                                                                ----------------
                                                                     11,087,031

--------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS--0.8%
Arctic Cat, Inc. 2                                      2,100            25,074
--------------------------------------------------------------------------------
Brunswick Corp.                                        70,000         1,193,500
--------------------------------------------------------------------------------
Callaway Golf Co. 2                                   119,200         2,077,656
--------------------------------------------------------------------------------
Eastman Kodak Co. 2                                     3,700            80,919
--------------------------------------------------------------------------------
JAKKS Pacific, Inc. 1,2                                28,800           679,968
--------------------------------------------------------------------------------
Polaris Industries, Inc. 2                             51,700         2,469,709
--------------------------------------------------------------------------------
RC2 Corp. 1,2                                          16,200           454,734
--------------------------------------------------------------------------------
Sturm, Ruger & Co., Inc. 1,2                           25,100           207,828
                                                                ----------------
                                                                      7,189,388

--------------------------------------------------------------------------------
MEDIA--1.3%
Charter Communications, Inc., Cl. A 1,2               671,200           785,304
--------------------------------------------------------------------------------
Cox Radio, Inc., Cl. A 1,2                             46,300           562,545
--------------------------------------------------------------------------------
Cumulus Media, Inc., Cl. A 1,2                         24,100           193,764
--------------------------------------------------------------------------------
DG Fastchannel, Inc. 1,2                                6,800           174,352
--------------------------------------------------------------------------------
Entravision Communications Corp. 1                    168,400         1,318,572
--------------------------------------------------------------------------------
Getty Images, Inc. 1                                   32,900           954,100
--------------------------------------------------------------------------------
Global Sources Ltd. 1,2                                48,400         1,365,848
--------------------------------------------------------------------------------
Gray Television, Inc. 2                                 2,400            19,248
--------------------------------------------------------------------------------
Harte-Hanks, Inc.                                       4,600            79,580
--------------------------------------------------------------------------------
Idearc, Inc.                                           24,100           423,196
--------------------------------------------------------------------------------
Journal Communications, Inc. 2                          8,900            79,566
--------------------------------------------------------------------------------
Lin TV Corp. 1,2                                       46,400           564,688
--------------------------------------------------------------------------------
Marvel Entertainment, Inc. 1,2                         66,500         1,776,215
--------------------------------------------------------------------------------
Mediacom Communications Corp. 1,2                      18,300            83,997
--------------------------------------------------------------------------------
Scholastic Corp. 1,2                                   54,500         1,901,505
--------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc., Cl. A 2               139,300         1,143,653
--------------------------------------------------------------------------------
Warner Music Group Corp. 2                             89,900           544,794
                                                                ----------------
                                                                     11,970,927

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
MULTILINE RETAIL--0.6%
Big Lots, Inc. 1,2                                    118,800   $     1,899,612
--------------------------------------------------------------------------------
Dollar Tree Stores, Inc. 1                             65,000         1,684,800
--------------------------------------------------------------------------------
Family Dollar Stores, Inc.                             90,700         1,744,161
                                                                ----------------
                                                                      5,328,573

--------------------------------------------------------------------------------
SPECIALTY RETAIL--3.2%
A.C. Moore Arts & Crafts, Inc. 1,2                     28,700           394,625
--------------------------------------------------------------------------------
Abercrombie & Fitch Co., Cl. A                         19,600         1,567,412
--------------------------------------------------------------------------------
Advance Auto Parts, Inc.                               14,400           547,056
--------------------------------------------------------------------------------
Aeropostale, Inc. 1,2                                 122,900         3,256,850
--------------------------------------------------------------------------------
AnnTaylor Stores Corp. 1                               26,400           674,784
--------------------------------------------------------------------------------
AutoNation, Inc. 1                                     86,500         1,354,590
--------------------------------------------------------------------------------
AutoZone, Inc. 1                                       16,000         1,918,560
--------------------------------------------------------------------------------
Barnes & Noble, Inc.                                   47,000         1,619,150
--------------------------------------------------------------------------------
Big 5 Sporting Goods Corp. 2                           12,100           174,482
--------------------------------------------------------------------------------
Blockbuster, Inc., Cl. A 1,2                          347,800         1,356,420
--------------------------------------------------------------------------------
Books-A-Million, Inc. 2                                12,500           149,000
--------------------------------------------------------------------------------
Brown Shoe Co., Inc.                                   77,975         1,182,881
--------------------------------------------------------------------------------
Buckle, Inc. (The) 2                                   61,300         2,022,900
--------------------------------------------------------------------------------
Build-A-Bear-Workshop, Inc. 1                           2,400            33,480
--------------------------------------------------------------------------------
Cato Corp., Cl. A 2                                    19,750           309,285
--------------------------------------------------------------------------------
Chico's FAS, Inc. 1,2                                  46,800           422,604
--------------------------------------------------------------------------------
Christopher & Banks Corp. 2                            27,800           318,310
--------------------------------------------------------------------------------
Conn's, Inc. 1,2                                       21,800           372,998
--------------------------------------------------------------------------------
Dress Barn, Inc. (The) 1,2                            106,800         1,336,068
--------------------------------------------------------------------------------
Hibbett Sports, Inc. 1,2                               31,300           625,374
--------------------------------------------------------------------------------
Hot Topic, Inc. 1,2                                    46,200           268,884
--------------------------------------------------------------------------------
Jo-Ann Stores, Inc. 1,2                                15,000           196,200
--------------------------------------------------------------------------------
Jos. A. Banks Clothiers, Inc. 1,2                      20,500           583,225
--------------------------------------------------------------------------------
Men's Wearhouse, Inc. (The)                            74,450         2,008,661
--------------------------------------------------------------------------------
Midas, Inc. 1,2                                         4,400            64,504
--------------------------------------------------------------------------------
Monro Muffler Brake, Inc. 2                             3,600            70,164
--------------------------------------------------------------------------------
Office Depot, Inc. 1                                   42,900           596,739
--------------------------------------------------------------------------------
Pacific Sunwear of California, Inc. 1                  11,300           159,443
--------------------------------------------------------------------------------
Pep Boys-Manny, Moe & Jack 2                           23,100           265,188
--------------------------------------------------------------------------------
Pier 1 Imports, Inc. 1,2                               62,200           325,306
--------------------------------------------------------------------------------
RadioShack Corp. 2                                     97,600         1,645,536
--------------------------------------------------------------------------------
Rent-A-Center, Inc. 1                                  37,500           544,500
--------------------------------------------------------------------------------
Sally Beauty Holdings, Inc. 1,2                       136,800         1,238,040
--------------------------------------------------------------------------------
Select Comfort Corp. 1,2                               42,200           295,822
--------------------------------------------------------------------------------
Sherwin-Williams Co. 2                                  9,800           568,792
--------------------------------------------------------------------------------
Sonic Automotive, Inc.                                  9,500           183,920
--------------------------------------------------------------------------------
Stage Stores, Inc. 2                                   10,475           155,030
--------------------------------------------------------------------------------
Talbots, Inc. (The) 2                                   7,400            87,468
--------------------------------------------------------------------------------
Ulta Salon, Cosmetics & Fragrance, Inc. 1,2             2,580            44,247
--------------------------------------------------------------------------------
West Marine, Inc. 1,2                                   1,500            13,470
                                                                ----------------
                                                                     28,951,968


                  9 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS  Continued

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--1.3%
Cherokee, Inc. 2                                        5,300   $       171,031
--------------------------------------------------------------------------------
Deckers Outdoor Corp. 1,2                              12,200         1,891,732
--------------------------------------------------------------------------------
Fossil, Inc. 1                                         54,000         2,266,920
--------------------------------------------------------------------------------
Kellwood Co.                                           18,600           309,504
--------------------------------------------------------------------------------
Maidenform Brands, Inc. 1                               1,500            20,295
--------------------------------------------------------------------------------
Movado Group, Inc. 2                                   26,500           670,185
--------------------------------------------------------------------------------
Perry Ellis International, Inc. 1,2                    13,900           213,782
--------------------------------------------------------------------------------
Polo Ralph Lauren Corp., Cl. A                         23,600         1,458,244
--------------------------------------------------------------------------------
Steven Madden Ltd. 1                                   23,000           460,000
--------------------------------------------------------------------------------
Warnaco Group, Inc. (The) 1                            63,400         2,206,320
--------------------------------------------------------------------------------
Wolverine World Wide, Inc. 2                           87,850         2,154,082
                                                                ----------------
                                                                     11,822,095

--------------------------------------------------------------------------------
CONSUMER STAPLES--2.7%
--------------------------------------------------------------------------------
BEVERAGES--0.1%
Boston Beer Co., Inc., Cl. A 1,2                        7,900           297,435
--------------------------------------------------------------------------------
Hansen Natural Corp. 1,2                                9,000           398,610
                                                                ----------------
                                                                        696,045

--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--0.7%
Arden Group, Inc., Cl. A 2                              1,505           232,808
--------------------------------------------------------------------------------
BJ's Wholesale Club, Inc. 1                            74,000         2,503,420
--------------------------------------------------------------------------------
Casey's General Stores, Inc. 2                         54,000         1,598,940
--------------------------------------------------------------------------------
China Nepstar Chain
Drugstore Ltd., ADR 1,2                                 8,120           142,750
--------------------------------------------------------------------------------
Ingles Markets, Inc., Cl. A                            21,800           553,502
--------------------------------------------------------------------------------
Nash Finch Co. 2                                       16,400           578,592
--------------------------------------------------------------------------------
Performance Food Group Co. 1,2                         34,000           913,580
--------------------------------------------------------------------------------
PriceSmart, Inc. 2                                      9,700           291,582
--------------------------------------------------------------------------------
SUPERVALU, Inc.                                         2,800           105,056
                                                                ----------------
                                                                      6,920,230

--------------------------------------------------------------------------------
FOOD PRODUCTS--0.7%
Agria Corp., ADR 1                                     16,300           169,357
--------------------------------------------------------------------------------
Cal-Maine Foods, Inc. 2                                24,300           644,679
--------------------------------------------------------------------------------
Chiquita Brands International, Inc. 1                  28,000           514,920
--------------------------------------------------------------------------------
Darling International, Inc. 1                          88,200         1,019,592
--------------------------------------------------------------------------------
Flowers Foods, Inc.                                   111,550         2,611,386
--------------------------------------------------------------------------------
Fresh Del Monte Produce, Inc. 1                         1,400            47,012
--------------------------------------------------------------------------------
Green Mountain Coffee, Inc. 1,2                        23,200           944,240
--------------------------------------------------------------------------------
Imperial Sugar Co. 2                                   20,500           384,785
--------------------------------------------------------------------------------
Reddy Ice Holdings, Inc.                               13,000           329,030
--------------------------------------------------------------------------------
Seaboard Corp. 2                                          150           220,500
                                                                ----------------
                                                                      6,885,501

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--0.2%
Energizer Holdings, Inc. 1                              7,600   $       852,188
--------------------------------------------------------------------------------
WD-40 Co. 2                                            19,386           736,086
                                                                ----------------
                                                                      1,588,274

--------------------------------------------------------------------------------
PERSONAL PRODUCTS--0.5%
American Oriental Bioengineering, Inc. 1,2            122,200         1,353,976
--------------------------------------------------------------------------------
Elizabeth Arden, Inc. 1,2                              23,900           486,365
--------------------------------------------------------------------------------
Estee Lauder Cos., Inc. (The), Cl. A                    6,000           261,660
--------------------------------------------------------------------------------
Herbalife Ltd.                                         19,000           765,320
--------------------------------------------------------------------------------
NBTY, Inc. 1                                           59,000         1,616,600
--------------------------------------------------------------------------------
Nu Skin Asia Pacific, Inc., Cl. A                       9,600           157,728
                                                                ----------------
                                                                      4,641,649

--------------------------------------------------------------------------------
TOBACCO--0.5%
Alliance One International, Inc. 1,2                   32,300           131,461
--------------------------------------------------------------------------------
Universal Corp. 2                                      42,300         2,166,606
--------------------------------------------------------------------------------
UST, Inc.                                              19,800         1,085,040
--------------------------------------------------------------------------------
Vector Group Ltd. 2                                    51,595         1,034,996
                                                                ----------------
                                                                      4,418,103

--------------------------------------------------------------------------------
ENERGY--4.0%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--2.0%
Atwood Oceanics, Inc. 1,2                               2,200           220,528
--------------------------------------------------------------------------------
Dawson Geophysical Co. 1,2                              7,500           535,950
--------------------------------------------------------------------------------
Dresser-Rand Group, Inc. 1                             41,800         1,632,290
--------------------------------------------------------------------------------
Dril-Quip, Inc. 1                                       8,200           456,412
--------------------------------------------------------------------------------
ENGlobal Corp. 1,2                                     10,100           114,736
--------------------------------------------------------------------------------
Ensign Energy Services, Inc.                              900            13,811
--------------------------------------------------------------------------------
Exterran Holdings, Inc. 1                               8,600           703,480
--------------------------------------------------------------------------------
Global Industries Ltd. 1                               69,800         1,495,116
--------------------------------------------------------------------------------
Grey Wolf, Inc. 1,2                                   214,000         1,140,620
--------------------------------------------------------------------------------
Gulf Island Fabrication, Inc. 2                        12,900           409,059
--------------------------------------------------------------------------------
Gulfmark Offshore, Inc. 1,2                            36,600         1,712,514
--------------------------------------------------------------------------------
Matrix Service Co. 1                                   22,100           482,222
--------------------------------------------------------------------------------
NATCO Group, Inc., Cl. A 1                             35,700         1,933,155
--------------------------------------------------------------------------------
Newpark Resources, Inc. 1,2                            50,700           276,315
--------------------------------------------------------------------------------
Oil States International, Inc. 1                       63,100         2,152,972
--------------------------------------------------------------------------------
Patterson-UTI Energy, Inc.                              4,700            91,744
--------------------------------------------------------------------------------
Seacor Holdings, Inc. 1,2                              17,100         1,585,854
--------------------------------------------------------------------------------
T-3 Energy Services, Inc. 1,2                          11,700           550,017
--------------------------------------------------------------------------------
Technicoil Corp. 1                                      7,100             3,215
--------------------------------------------------------------------------------
Technicoil Corp. 1                                    126,700            57,371
--------------------------------------------------------------------------------
Tidewater, Inc.                                         9,600           526,656
--------------------------------------------------------------------------------
Trican Well Service Ltd.                                3,700            71,595
--------------------------------------------------------------------------------
Trico Marine Services, Inc. 1                           1,400            51,828
--------------------------------------------------------------------------------
Willbros Group, Inc. 1                                 48,000         1,837,920
                                                                ----------------
                                                                     18,055,380


                 10 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS--2.0%
Alberta Clipper Energy, Inc. 1                          3,287   $         6,383
--------------------------------------------------------------------------------
Alpha Natural Resources, Inc. 1,2                     102,000         3,312,960
--------------------------------------------------------------------------------
Berry Petroleum Co., Cl. A 2                           15,100           671,195
--------------------------------------------------------------------------------
Bois d'Arc Energy, Inc. 1                               3,800            75,430
--------------------------------------------------------------------------------
Celtic Exploration Ltd. 1                               2,800            31,556
--------------------------------------------------------------------------------
Delphi Energy Corp. 1                                   3,700             6,813
--------------------------------------------------------------------------------
Foundation Coal Holdings, Inc. 2                       58,600         3,076,500
--------------------------------------------------------------------------------
Galleon Energy, Inc., Cl. A 1                           8,350           130,232
--------------------------------------------------------------------------------
Galleon Energy, Inc.,
Subscription Receipts 1                                11,250           175,463
--------------------------------------------------------------------------------
Jura Energy Corp. 1                                   110,300            41,066
--------------------------------------------------------------------------------
Knightsbridge Tankers Ltd. 2                            4,100            99,015
--------------------------------------------------------------------------------
Mariner Energy, Inc. 1                                 51,800         1,185,184
--------------------------------------------------------------------------------
MarkWest Hydrocarbon, Inc.                              3,300           206,745
--------------------------------------------------------------------------------
Massey Energy Co.                                      88,300         3,156,725
--------------------------------------------------------------------------------
Midnight Oil Exploration Ltd. 1                        45,050            48,958
--------------------------------------------------------------------------------
Midnight Oil Exploration Ltd. 1,3                      27,900            30,320
--------------------------------------------------------------------------------
Paramount Resources Ltd., Cl. A 1                       4,500            62,035
--------------------------------------------------------------------------------
Petrohawk Energy Corp. 1                               10,600           183,486
--------------------------------------------------------------------------------
Redstar Oil & Gas, Inc. 1                              35,955            22,431
--------------------------------------------------------------------------------
Rosetta Resources, Inc. 1                              32,300           640,509
--------------------------------------------------------------------------------
Stone Energy Corp. 1                                   45,200         2,120,332
--------------------------------------------------------------------------------
Tesoro Corp.                                           43,600         2,079,720
--------------------------------------------------------------------------------
Tristar Oil & Gas Ltd. 1                                4,800            60,568
--------------------------------------------------------------------------------
Tusk Energy Corp. 1                                    43,812            62,601
--------------------------------------------------------------------------------
Tusk Energy Corp. 1,4                                  21,300            30,435
--------------------------------------------------------------------------------
Tusk Energy Corp.                                      77,900           111,308
--------------------------------------------------------------------------------
USEC, Inc. 1,2                                         81,400           732,600
--------------------------------------------------------------------------------
VAALCO Energy, Inc. 1,2                                 7,100            33,015
--------------------------------------------------------------------------------
Vero Energy, Inc. 1                                     2,482            14,485
--------------------------------------------------------------------------------
W&T Offshore, Inc. 2                                    7,400           221,704
                                                                ----------------
                                                                     18,629,774

--------------------------------------------------------------------------------
FINANCIALS--8.6%
--------------------------------------------------------------------------------
CAPITAL MARKETS--1.1%
Calamos Asset Management, Inc., Cl. A                  25,800           768,324
--------------------------------------------------------------------------------
FCStone Group, Inc. 1                                   6,600           303,798
--------------------------------------------------------------------------------
GAMCO Investors, Inc., Cl. A 2                         17,900         1,238,680
--------------------------------------------------------------------------------
GFI Group, Inc. 1,2                                     8,500           813,620
--------------------------------------------------------------------------------
Greenhill & Co., Inc. 2                                 1,800           119,664
--------------------------------------------------------------------------------
Janus Capital Group, Inc.                              61,600         2,023,560
--------------------------------------------------------------------------------
Knight Capital Group, Inc., Cl. A 1                    13,700           197,280
--------------------------------------------------------------------------------
optionsXpress Holdings, Inc. 2                         66,700         2,255,794
--------------------------------------------------------------------------------
Pzena Investment Management, Inc. 2                     6,500            74,100
--------------------------------------------------------------------------------
SWS Group, Inc.                                        31,150           394,671
--------------------------------------------------------------------------------
Tradestation Group, Inc. 1,2                           43,300           615,293

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
CAPITAL MARKETS Continued
U.S. Global Investors, Inc., Cl. A 2                   25,400   $       423,164
--------------------------------------------------------------------------------
W.P. Carey & Co. LLC                                    3,900           129,480
--------------------------------------------------------------------------------
Waddell & Reed Financial, Inc.                         12,800           461,952
                                                                ----------------
                                                                      9,819,380

--------------------------------------------------------------------------------
COMMERCIAL BANKS--0.3%
Amcore Financial, Inc. 2                                3,500            79,450
--------------------------------------------------------------------------------
BancFirst Corp.                                           800            34,280
--------------------------------------------------------------------------------
Capital City Bank Group, Inc. 2                           300             8,466
--------------------------------------------------------------------------------
Cascade Bancorp 2                                       7,300           101,616
--------------------------------------------------------------------------------
Chemical Financial Corp. 2                                800            19,032
--------------------------------------------------------------------------------
City Holding Co.                                       10,000           338,400
--------------------------------------------------------------------------------
Columbia Banking System, Inc. 2                         6,400           190,272
--------------------------------------------------------------------------------
F.N.B. Corp.                                            1,900            27,930
--------------------------------------------------------------------------------
First Security Group, Inc.                             14,800           132,756
--------------------------------------------------------------------------------
Independent Bank Corp.,
Massachusetts 2                                         2,900            78,938
--------------------------------------------------------------------------------
NBT Bancorp, Inc. 2                                    10,900           248,738
--------------------------------------------------------------------------------
Park National Corp. 2                                     700            45,150
--------------------------------------------------------------------------------
Porter Bancorp, Inc.                                    2,400            47,400
--------------------------------------------------------------------------------
S&T Bancorp, Inc. 2                                       700            19,348
--------------------------------------------------------------------------------
Southwest Bancorp, Inc.                                 1,400            25,662
--------------------------------------------------------------------------------
Sterling Bancorp                                        1,400            19,096
--------------------------------------------------------------------------------
Sterling Financial Corp., Eastern US 2                  2,600            42,692
--------------------------------------------------------------------------------
SVB Financial Group 1,2                                13,800           695,520
--------------------------------------------------------------------------------
WesBanco, Inc. 2                                       13,800           284,280
                                                                ----------------
                                                                      2,439,026

--------------------------------------------------------------------------------
CONSUMER FINANCE--0.3%
Advance America Cash
Advance Centers, Inc.                                   3,600            36,576
--------------------------------------------------------------------------------
Advanta Corp., Cl. B 2                                 79,450           641,162
--------------------------------------------------------------------------------
AmeriCredit Corp. 1,2                                  58,420           747,192
--------------------------------------------------------------------------------
Discover Financial Services                            47,800           720,824
--------------------------------------------------------------------------------
Student Loan Corp. (The)                                  400            44,000
--------------------------------------------------------------------------------
World Acceptance Corp. 1,2                             18,200           491,036
                                                                ----------------
                                                                      2,680,790

--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--0.4%
Asset Acceptance Capital Corp. 2                       30,700           319,587
--------------------------------------------------------------------------------
ASTA Funding, Inc. 2                                    2,900            76,676
--------------------------------------------------------------------------------
CIT Group, Inc.                                        57,100         1,372,113
--------------------------------------------------------------------------------
Financial Federal Corp. 2                              12,400           276,396
--------------------------------------------------------------------------------
MarketAxess Holdings, Inc. 1,2                         29,700           381,051
--------------------------------------------------------------------------------
NASDAQ Stock Market, Inc. 1                             2,300           113,827
--------------------------------------------------------------------------------
Portfolio Recovery Associates, Inc. 2                  22,300           884,641
                                                                ----------------
                                                                      3,424,291


                 11 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
INSURANCE--3.8%
Alfa Corp.                                              5,500   $       119,185
--------------------------------------------------------------------------------
Alleghany Corp. 1                                         200            80,400
--------------------------------------------------------------------------------
Ambac Financial Group, Inc. 2                          40,900         1,053,993
--------------------------------------------------------------------------------
American Equity Investment
Life Holding Co. 2                                        400             3,316
--------------------------------------------------------------------------------
American Physicians Capital, Inc.                      15,150           628,119
--------------------------------------------------------------------------------
Amerisafe, Inc. 1                                      28,700           445,137
--------------------------------------------------------------------------------
AmTrust Financial Services, Inc.                       38,700           532,899
--------------------------------------------------------------------------------
Argo Group International
Holdings Ltd. 1,2                                      18,490           778,984
--------------------------------------------------------------------------------
Aspen Insurance Holdings Ltd.                           1,400            40,376
--------------------------------------------------------------------------------
Assurant, Inc.                                         33,300         2,227,770
--------------------------------------------------------------------------------
Assured Guaranty Ltd.                                  18,600           493,644
--------------------------------------------------------------------------------
Berkley (W.R.) Corp.                                   16,500           491,865
--------------------------------------------------------------------------------
CNA Surety Corp. 1                                     26,700           528,393
--------------------------------------------------------------------------------
CNinsure, Inc., ADR 1                                   6,540           103,005
--------------------------------------------------------------------------------
Commerce Group, Inc. (The)                             22,287           801,886
--------------------------------------------------------------------------------
Darwin Professional Underwriters, Inc. 1,2              4,400           106,348
--------------------------------------------------------------------------------
Delphi Financial Group, Inc., Cl. A                    58,950         2,079,756
--------------------------------------------------------------------------------
Donegal Group, Inc., Cl. A 2                            1,666            28,605
--------------------------------------------------------------------------------
EMC Insurance Group, Inc. 2                             2,600            61,542
--------------------------------------------------------------------------------
FBL Financial Group, Inc., Cl. A 2                     26,100           901,233
--------------------------------------------------------------------------------
Fidelity National Title Group, Inc., Cl. A             43,100           629,691
--------------------------------------------------------------------------------
First American Corp. (The)                             44,700         1,525,164
--------------------------------------------------------------------------------
FPIC Insurance Group, Inc. 1,2                          7,400           318,052
--------------------------------------------------------------------------------
Genworth Financial, Inc., Cl. A                        17,600           447,920
--------------------------------------------------------------------------------
Hallmark Financial Services, Inc. 1                     1,600            25,376
--------------------------------------------------------------------------------
Harleysville Group, Inc. 2                             10,000           353,800
--------------------------------------------------------------------------------
HCC Insurance Holdings, Inc.                           21,700           622,356
--------------------------------------------------------------------------------
Hilb, Rogal & Hamilton Co.                              9,200           373,244
--------------------------------------------------------------------------------
Horace Mann Educators Corp.                            28,700           543,578
--------------------------------------------------------------------------------
Infinity Property & Casualty Corp. 2                   23,200           838,216
--------------------------------------------------------------------------------
IPC Holdings Ltd.                                      20,900           603,383
--------------------------------------------------------------------------------
LandAmerica Financial Group, Inc. 2                     5,000           167,250
--------------------------------------------------------------------------------
Max Capital Group Ltd. 2                               70,900         1,984,491
--------------------------------------------------------------------------------
MBIA, Inc. 2                                           49,400           920,322
--------------------------------------------------------------------------------
Meadowbrook Insurance Group, Inc. 1,2                   6,300            59,283
--------------------------------------------------------------------------------
Midland Co. (The)                                       9,900           640,431
--------------------------------------------------------------------------------
Montpelier Re Holdings Ltd. 2                          23,900           406,539
--------------------------------------------------------------------------------
National Interstate Corp. 2                             7,000           231,700
--------------------------------------------------------------------------------
National Western Life
Insurance Co., Cl. A 2                                    700           145,159
--------------------------------------------------------------------------------
Navigators Group, Inc. (The) 1                         11,400           741,000
--------------------------------------------------------------------------------
Phoenix Cos., Inc. (The)                               88,558         1,051,183
--------------------------------------------------------------------------------
Platinum Underwriters Holdings Ltd.                    31,600         1,123,696
--------------------------------------------------------------------------------
Presidential Life Corp.                                   600            10,506

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
INSURANCE Continued
ProAssurance Corp. 1                                   17,600   $       966,592
--------------------------------------------------------------------------------
ProCentury Corp. 2                                     12,000           184,200
--------------------------------------------------------------------------------
RAM Holdings Ltd. 1,2                                   8,900            43,966
--------------------------------------------------------------------------------
RLI Corp.                                              36,700         2,084,193
--------------------------------------------------------------------------------
Safeco Corp.                                           28,700         1,598,016
--------------------------------------------------------------------------------
Safety Insurance Group, Inc. 2                            400            14,648
--------------------------------------------------------------------------------
Seabright Insurance Holdings, Inc. 1                   24,200           364,936
--------------------------------------------------------------------------------
Selective Insurance Group, Inc. 2                      26,400           606,936
--------------------------------------------------------------------------------
StanCorp Financial Group, Inc.                          9,900           498,762
--------------------------------------------------------------------------------
State Auto Financial Corp.                              5,200           136,760
--------------------------------------------------------------------------------
Torchmark Corp.                                        21,400         1,295,342
--------------------------------------------------------------------------------
Transatlantic Holdings, Inc. 2                          3,900           283,413
--------------------------------------------------------------------------------
United America Indemnity Ltd., Cl. A 1,2               45,506           906,480
--------------------------------------------------------------------------------
United Fire & Casualty Co.                             14,300           415,987
--------------------------------------------------------------------------------
Universal Insurance Holdings, Inc.                      1,800            13,338
--------------------------------------------------------------------------------
Zenith National Insurance Corp.                         7,300           326,529
                                                                ----------------
                                                                     35,008,894

--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS--2.3%
Acadia Realty Trust 2                                   2,200            56,342
--------------------------------------------------------------------------------
Agree Realty Corp. 2                                    7,300           219,730
--------------------------------------------------------------------------------
Alexander's, Inc. 1,2                                     200            70,650
--------------------------------------------------------------------------------
Alexandria Real Estate Equities, Inc.                   6,000           610,020
--------------------------------------------------------------------------------
Arbor Realty Trust, Inc. 2                              6,700           107,937
--------------------------------------------------------------------------------
Ashford Hospitality Trust 2                            43,700           314,203
--------------------------------------------------------------------------------
Associated Estates Realty Corp. 2                       5,200            49,088
--------------------------------------------------------------------------------
BioMed Realty Trust, Inc. 2                             1,300            30,121
--------------------------------------------------------------------------------
Brandywine Realty Trust                                17,114           306,854
--------------------------------------------------------------------------------
Capital Trust, Cl. A 2                                  6,700           205,355
--------------------------------------------------------------------------------
CBL & Associates Properties, Inc.                      17,300           413,643
--------------------------------------------------------------------------------
Cedar Shopping Centers, Inc. 2                          9,000            92,070
--------------------------------------------------------------------------------
Colonial Properties Trust 2                             4,254            96,268
--------------------------------------------------------------------------------
Corporate Office Properties Trust                       7,300           229,950
--------------------------------------------------------------------------------
DCT Industrial Trust, Inc. 2                              300             2,793
--------------------------------------------------------------------------------
DiamondRock Hospitality Co.                            39,400           590,212
--------------------------------------------------------------------------------
Digital Realty Trust, Inc. 2                           26,300         1,009,131
--------------------------------------------------------------------------------
DuPont Fabros Technology, Inc. 2                        6,110           119,756
--------------------------------------------------------------------------------
EastGroup Properties, Inc. 2                            6,300           263,655
--------------------------------------------------------------------------------
Entertainment Properties Trust                         13,000           611,000
--------------------------------------------------------------------------------
Equity Lifestyle Properties, Inc.                       6,800           310,556
--------------------------------------------------------------------------------
Equity One, Inc. 2                                     20,900           481,327
--------------------------------------------------------------------------------
FelCor Lodging Trust, Inc. 2                           41,400           645,426
--------------------------------------------------------------------------------
First Industrial Realty Trust, Inc. 2                  31,200         1,079,520
--------------------------------------------------------------------------------
Glimcher Realty Trust 2                                 4,300            61,447
--------------------------------------------------------------------------------
Gramercy Capital Corp. 2                                8,300           201,773


                 12 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS Continued
Hersha Hospitality Trust 2                              9,400   $        89,300
--------------------------------------------------------------------------------
Highwoods Properties, Inc.                             20,400           599,352
--------------------------------------------------------------------------------
Home Properties of New York, Inc. 2                     5,600           251,160
--------------------------------------------------------------------------------
Inland Real Estate Corp. 2                             40,400           572,064
--------------------------------------------------------------------------------
Kite Realty Group Trust 2                              11,300           172,551
--------------------------------------------------------------------------------
LaSalle Hotel Properties 2                             10,400           331,760
--------------------------------------------------------------------------------
Lexington Realty Trust 2                               21,300           309,702
--------------------------------------------------------------------------------
LTC Properties, Inc. 2                                 12,200           305,610
--------------------------------------------------------------------------------
Medical Properties Trust, Inc. 2                        5,300            54,007
--------------------------------------------------------------------------------
Mid-America Apartment
Communities, Inc. 2                                     7,300           312,075
--------------------------------------------------------------------------------
National Health Investors, Inc. 2                       5,200           145,080
--------------------------------------------------------------------------------
National Retail Properties, Inc. 2                     32,400           757,512
--------------------------------------------------------------------------------
Nationwide Health Properties, Inc.                     51,500         1,615,555
--------------------------------------------------------------------------------
Newcastle Investment Corp. 2                           16,200           209,952
--------------------------------------------------------------------------------
Omega Healthcare Investors, Inc. 2                     30,200           484,710
--------------------------------------------------------------------------------
Parkway Properties, Inc. 2                              9,500           351,310
--------------------------------------------------------------------------------
Pennsylvania Real Estate
Investment Trust 2                                     21,300           632,184
--------------------------------------------------------------------------------
PS Business Parks, Inc.                                 8,500           446,675
--------------------------------------------------------------------------------
RAIT Financial Trust 2                                 21,600           186,192
--------------------------------------------------------------------------------
Ramco-Gershenson Properties Trust 2                     8,900           190,193
--------------------------------------------------------------------------------
Realty Income Corp. 2                                  37,300         1,007,846
--------------------------------------------------------------------------------
Redwood Trust, Inc. 2                                   7,000           239,680
--------------------------------------------------------------------------------
Resource Capital Corp. 2                                1,800            16,758
--------------------------------------------------------------------------------
Saul Centers, Inc. 2                                    3,600           192,348
--------------------------------------------------------------------------------
Senior Housing Properties Trust 2                      43,600           988,848
--------------------------------------------------------------------------------
Sovran Self Storage, Inc. 2                             5,100           204,510
--------------------------------------------------------------------------------
Strategic Hotels & Resorts, Inc. 2                     23,200           388,136
--------------------------------------------------------------------------------
Sunstone Hotel Investors, Inc. 2                       27,400           501,146
--------------------------------------------------------------------------------
Tanger Factory Outlet Centers, Inc. 2                  21,100           795,681
--------------------------------------------------------------------------------
Taubman Centers, Inc.                                   9,600           472,224
--------------------------------------------------------------------------------
Washington Real Estate
Investment Trust 2                                     11,400           358,074
                                                                ----------------
                                                                     21,361,022

--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--0.4%
Dime Community Bancshares, Inc. 2                       2,700            34,479
--------------------------------------------------------------------------------
Downey Financial Corp. 2                               18,300           569,313
--------------------------------------------------------------------------------
Encore Bancshares, Inc. 1,2                             8,400           167,916
--------------------------------------------------------------------------------
Federal Agricultural
Mortgage Corp., Non-Vtg. 2                              8,800           231,616
--------------------------------------------------------------------------------
First Niagara Financial Group, Inc.                   108,900         1,311,156
--------------------------------------------------------------------------------
FirstFed Financial Corp. 1,2                           21,700           777,294
--------------------------------------------------------------------------------
KBNT Bancorp, Inc.                                        800            12,336
--------------------------------------------------------------------------------
PMI Group, Inc. (The) 2                                12,900           171,312

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE Continued
Radian Group, Inc. 2                                   16,210   $       189,333
--------------------------------------------------------------------------------
TierOne Corp.                                          11,000           243,650
--------------------------------------------------------------------------------
ViewPoint Financial Group 2                               500             8,265
--------------------------------------------------------------------------------
WSFS Financial Corp. 2                                  3,300           165,660
                                                                ----------------
                                                                      3,882,330

--------------------------------------------------------------------------------
HEALTH CARE--11.0%
--------------------------------------------------------------------------------
BIOTECHNOLOGY--1.0%
Acorda Therapeutics, Inc. 1                             4,600           101,016
--------------------------------------------------------------------------------
Alexion Pharmaceuticals, Inc. 1,2                       2,900           217,587
--------------------------------------------------------------------------------
Alnylam Pharmaceuticals, Inc. 1                        21,600           628,128
--------------------------------------------------------------------------------
Applera Corp./Celera
Genomics Group 1                                       11,100           176,157
--------------------------------------------------------------------------------
Cubist Pharmaceuticals, Inc. 1                         94,300         1,934,093
--------------------------------------------------------------------------------
CytRx Corp. 1,2                                        94,800           269,232
--------------------------------------------------------------------------------
Enzon Pharmaceuticals, Inc. 1,2                        12,000           114,360
--------------------------------------------------------------------------------
Halozyme Therapeutics, Inc. 1,2                        30,600           217,566
--------------------------------------------------------------------------------
Isis Pharmaceuticals, Inc. 1,2                          6,900           108,675
--------------------------------------------------------------------------------
Onyx Pharmaceuticals, Inc. 1                            7,600           422,712
--------------------------------------------------------------------------------
OSI Pharmaceuticals, Inc. 1,2                          63,200         3,065,832
--------------------------------------------------------------------------------
Regeneron Pharmaceuticals, Inc. 1                      19,500           470,925
--------------------------------------------------------------------------------
Savient Pharmaceuticals, Inc. 1,2                      31,400           721,258
--------------------------------------------------------------------------------
Seattle Genetics, Inc. 1,2                             39,800           453,720
--------------------------------------------------------------------------------
XOMA Ltd. 1,2                                          92,500           313,575
                                                                ----------------
                                                                      9,214,836

--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--1.8%
Abaxis, Inc. 1,2                                       14,200           509,212
--------------------------------------------------------------------------------
Align Technology, Inc. 1,2                             34,400           573,792
--------------------------------------------------------------------------------
Analogic Corp.                                         21,000         1,422,120
--------------------------------------------------------------------------------
ArthroCare Corp. 1,2                                   11,800           566,990
--------------------------------------------------------------------------------
ConMed Corp. 1,2                                       39,800           919,778
--------------------------------------------------------------------------------
Cynosure, Inc., Cl. A 1,2                              15,100           399,546
--------------------------------------------------------------------------------
Datascope Corp. 2                                      12,000           436,800
--------------------------------------------------------------------------------
Hansen Medical, Inc. 1,2                               11,800           353,292
--------------------------------------------------------------------------------
Hologic, Inc. 1,2                                      10,100           693,264
--------------------------------------------------------------------------------
Immucor, Inc. 1                                         6,400           217,536
--------------------------------------------------------------------------------
Intuitive Surgical, Inc. 1                              8,400         2,725,800
--------------------------------------------------------------------------------
Invacare Corp. 2                                       12,200           307,440
--------------------------------------------------------------------------------
Inverness Medical Innovations, Inc. 1                   2,487           139,720
--------------------------------------------------------------------------------
IRIS International, Inc. 1,2                           13,900           272,718
--------------------------------------------------------------------------------
Kinetic Concepts, Inc. 1                               25,800         1,381,848
--------------------------------------------------------------------------------
Meridian Bioscience, Inc. 2                            59,904         1,801,912
--------------------------------------------------------------------------------
Merit Medical Systems, Inc. 1                           1,800            25,020
--------------------------------------------------------------------------------
OraSure Technologies, Inc. 1,2                         11,100            98,679
--------------------------------------------------------------------------------
Quidel Corp. 1,2                                       35,700           695,079


                 13 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                       SHARES            VALUE
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES Continued
Regeneration Technologies, Inc. 1,2                     8,300   $        72,044
--------------------------------------------------------------------------------
Somanetics Corp. 1,2                                    2,000            47,300
--------------------------------------------------------------------------------
SonoSite, Inc. 1,2                                     10,300           346,801
--------------------------------------------------------------------------------
Steris Corp.                                           85,200         2,457,168
--------------------------------------------------------------------------------
Trans1, Inc. 1                                          9,200           151,524
                                                                ----------------
                                                                     16,615,383

--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--3.8%
Air Methods Corp. 1,2                                  14,300           710,281
--------------------------------------------------------------------------------
Alliance Imaging, Inc. 1,2                             50,800           488,696
--------------------------------------------------------------------------------
American Dental Partners, Inc. 1,2                      9,800            98,294
--------------------------------------------------------------------------------
AMERIGROUP Corp. 1,2                                   66,500         2,423,925
--------------------------------------------------------------------------------
AmerisourceBergen Corp.                                43,900         1,969,793
--------------------------------------------------------------------------------
Apria Healthcare Group, Inc. 1,2                       97,800         2,109,546
--------------------------------------------------------------------------------
BioScrip, Inc. 1                                        9,000            69,570
--------------------------------------------------------------------------------
Centene Corp. 1,2                                      81,800         2,244,592
--------------------------------------------------------------------------------
Chemed Corp. 2                                         49,100         2,743,708
--------------------------------------------------------------------------------
CorVel Corp. 1,2                                        1,700            39,134
--------------------------------------------------------------------------------
Coventry Health Care, Inc. 1                           36,800         2,180,400
--------------------------------------------------------------------------------
Emergency Medical Services LP, Cl. A 1,2               39,200         1,147,776
--------------------------------------------------------------------------------
Health Net, Inc. 1                                     38,400         1,854,720
--------------------------------------------------------------------------------
Healthspring, Inc. 1                                  111,200         2,118,360
--------------------------------------------------------------------------------
HMS Holdings Corp. 1                                    1,200            39,852
--------------------------------------------------------------------------------
Humana, Inc. 1                                         28,100         2,116,211
--------------------------------------------------------------------------------
Kindred Healthcare, Inc. 1,2                           38,100           951,738
--------------------------------------------------------------------------------
Landauer, Inc. 2                                        6,200           321,470
--------------------------------------------------------------------------------
LCA-Vision, Inc. 2                                     26,100           521,217
--------------------------------------------------------------------------------
Lincare Holdings, Inc. 1                               39,500         1,388,820
--------------------------------------------------------------------------------
MedCath Corp. 1,2                                       9,200           225,952
--------------------------------------------------------------------------------
Molina Healthcare, Inc. 1,2                            52,600         2,035,620
--------------------------------------------------------------------------------
MWI Veterinary Supply, Inc. 1                           1,600            64,000
--------------------------------------------------------------------------------
National HealthCare Corp. 2                               200            10,340
--------------------------------------------------------------------------------
Omnicare, Inc.                                         39,000           889,590
--------------------------------------------------------------------------------
PharMerica Corp. 1                                     15,768           218,860
--------------------------------------------------------------------------------
Providence Service Corp. 1,2                            8,400           236,376
--------------------------------------------------------------------------------
PSS World Medical, Inc. 1,2                             7,500           146,775
--------------------------------------------------------------------------------
RehabCare Group, Inc. 1,2                              25,100           566,256
--------------------------------------------------------------------------------
Res-Care, Inc. 1,2                                     20,500           515,780
--------------------------------------------------------------------------------
Sierra Health Services, Inc. 1                          3,800           159,448
--------------------------------------------------------------------------------
Skilled Healthcare Group, Inc., Cl. A 1,2               9,600           140,448
--------------------------------------------------------------------------------
Tenet Healthcare Corp. 1                              622,000         3,159,760
--------------------------------------------------------------------------------
Universal American Corp. 1                              6,500           166,335
--------------------------------------------------------------------------------
WellCare Health Plans, Inc. 1                          15,440           654,810
                                                                ----------------
                                                                     34,728,453

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
HEALTH CARE TECHNOLOGY--0.4%
Computer Programs & Systems, Inc. 2                     2,700   $        61,398
--------------------------------------------------------------------------------
Eclipsys Corp. 1,2                                     21,400           541,634
--------------------------------------------------------------------------------
Omnicell, Inc. 1,2                                     62,200         1,675,046
--------------------------------------------------------------------------------
Phase Forward, Inc. 1                                  57,500         1,250,625
                                                                ----------------
                                                                      3,528,703

--------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES--1.5%
Albany Molecular Research, Inc. 1,2                    16,800           241,584
--------------------------------------------------------------------------------
Applera Corp./Applied
Biosystems Group                                       18,600           630,912
--------------------------------------------------------------------------------
Bio-Rad Laboratories, Inc., Cl. A 1,2                   1,300           134,706
--------------------------------------------------------------------------------
Bruker BioSciences Corp. 1                              3,400            45,220
--------------------------------------------------------------------------------
Dionex Corp. 1,2                                       27,900         2,311,794
--------------------------------------------------------------------------------
eResearch Technology, Inc. 1,2                         51,500           608,730
--------------------------------------------------------------------------------
Illumina, Inc. 1                                        3,600           213,336
--------------------------------------------------------------------------------
Invitrogen Corp. 1                                     21,300         1,989,633
--------------------------------------------------------------------------------
Kendle International, Inc. 1,2                         14,900           728,908
--------------------------------------------------------------------------------
Nektar Therapeutics 1                                   5,900            39,589
--------------------------------------------------------------------------------
Parexel International Corp. 1,2                        42,200         2,038,260
--------------------------------------------------------------------------------
Pharmanet Development
Group, Inc. 1,2                                        20,800           815,568
--------------------------------------------------------------------------------
Varian, Inc. 1                                         51,700         3,376,010
--------------------------------------------------------------------------------
Ventana Medical Systems, Inc. 1                         6,700           584,441
                                                                ----------------
                                                                     13,758,691

--------------------------------------------------------------------------------
PHARMACEUTICALS--2.5%
Auxilium Pharmaceuticals, Inc. 1,2                     11,100           332,889
--------------------------------------------------------------------------------
BioMimetic Therapeutics, Inc. 1                         5,900           102,483
--------------------------------------------------------------------------------
Bradley Pharmaceuticals, Inc. 1,2                      16,500           325,050
--------------------------------------------------------------------------------
Cypress Bioscience, Inc. 1                              6,700            73,901
--------------------------------------------------------------------------------
Durect Corp. 1                                          5,900            37,937
--------------------------------------------------------------------------------
Endo Pharmaceuticals Holdings, Inc. 1                  54,000         1,440,180
--------------------------------------------------------------------------------
Forest Laboratories, Inc. 1                            69,900         2,547,855
--------------------------------------------------------------------------------
K-V Pharmaceutical Co., Cl. A 1,2                      34,600           987,484
--------------------------------------------------------------------------------
King Pharmaceuticals, Inc. 1                          202,800         2,076,672
--------------------------------------------------------------------------------
Medicis Pharmaceutical Corp., Cl. A 2                  80,800         2,098,376
--------------------------------------------------------------------------------
MGI Pharma, Inc. 1                                     89,600         3,631,488
--------------------------------------------------------------------------------
Noven Pharmaceuticals, Inc. 1,2                        11,700           162,396
--------------------------------------------------------------------------------
Obagi Medical Products, Inc. 1                         31,500           576,135
--------------------------------------------------------------------------------
Pain Therapeutics, Inc. 1,2                            18,800           199,280
--------------------------------------------------------------------------------
Par Pharmaceutical Cos., Inc. 1,2                       7,350           176,400
--------------------------------------------------------------------------------
Perrigo Co.                                            43,600         1,526,436
--------------------------------------------------------------------------------
Pozen, Inc. 1,2                                        35,000           420,000
--------------------------------------------------------------------------------
Salix Pharmaceuticals Ltd. 1                            3,700            29,156
--------------------------------------------------------------------------------
Sciele Pharma, Inc. 1,2                                85,900         1,756,655
--------------------------------------------------------------------------------
Sepracor, Inc. 1                                       65,100         1,708,875


                 14 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
PHARMACEUTICALS Continued
Valeant Pharmaceuticals
International, Inc. 1                                  56,954   $       681,739
--------------------------------------------------------------------------------
Vivus, Inc. 1,2                                         4,600            23,828
--------------------------------------------------------------------------------
Xenoport, Inc. 1                                       30,600         1,709,928
                                                                ----------------
                                                                     22,625,143

--------------------------------------------------------------------------------
INDUSTRIALS--16.3%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--1.6%
Aeroviroment, Inc. 1,2                                 11,500           278,300
--------------------------------------------------------------------------------
American Science & Engineering, Inc. 2                 10,500           595,875
--------------------------------------------------------------------------------
Astronics Corp., Cl. B 1                                  650            27,463
--------------------------------------------------------------------------------
Ceradyne, Inc. 1,2                                     42,100         1,975,753
--------------------------------------------------------------------------------
Cubic Corp.                                            41,100         1,611,120
--------------------------------------------------------------------------------
Curtiss-Wright Corp. 2                                 53,100         2,665,620
--------------------------------------------------------------------------------
DRS Technologies, Inc. 2                               44,300         2,404,161
--------------------------------------------------------------------------------
Ducommun, Inc. 1                                       11,200           425,600
--------------------------------------------------------------------------------
DynCorp International, Inc., Cl. A 1                   71,600         1,924,608
--------------------------------------------------------------------------------
HEICO Corp. 2                                          19,000         1,035,120
--------------------------------------------------------------------------------
Orbital Sciences Corp. 1,2                             42,409         1,039,869
--------------------------------------------------------------------------------
Stanley, Inc. 1                                         9,600           307,392
--------------------------------------------------------------------------------
Teledyne Technologies, Inc. 1                           3,400           181,322
                                                                ----------------
                                                                     14,472,203

--------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS--0.3%
ABX Holdings, Inc. 1,2                                 29,400           122,892
--------------------------------------------------------------------------------
Atlas Air Worldwide Holdings, Inc. 1,2                 22,100         1,198,262
--------------------------------------------------------------------------------
Dynamex, Inc. 1,2                                         300             8,118
--------------------------------------------------------------------------------
Hub Group, Inc., Cl. A 1,2                             28,100           746,898
--------------------------------------------------------------------------------
Pacer International, Inc. 2                            30,600           446,760
                                                                ----------------
                                                                      2,522,930

--------------------------------------------------------------------------------
AIRLINES--1.2%
Allegiant Travel Co. 1,2                                9,200           295,688
--------------------------------------------------------------------------------
AMR Corp. 1,2                                         113,900         1,598,017
--------------------------------------------------------------------------------
Continental Airlines, Inc., Cl. B 1                    72,800         1,619,800
--------------------------------------------------------------------------------
Copa Holdings SA, Cl. A                                24,900           935,493
--------------------------------------------------------------------------------
Delta Air Lines, Inc. 1                                30,300           451,167
--------------------------------------------------------------------------------
Northwest Airlines Corp. 1                             94,100         1,365,391
--------------------------------------------------------------------------------
Pinnacle Airlines Corp. 1,2                            34,500           526,125
--------------------------------------------------------------------------------
Republic Airways Holdings, Inc. 1                      47,300           926,607
--------------------------------------------------------------------------------
SkyWest, Inc.                                          18,200           488,670
--------------------------------------------------------------------------------
UAL Corp. 1,2                                          50,300         1,793,698
--------------------------------------------------------------------------------
US Airways Group, Inc. 1,2                             84,800         1,247,408
                                                                ----------------
                                                                     11,248,064

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
BUILDING PRODUCTS--0.5%
Aaon, Inc. 2                                            6,200   $       122,884
--------------------------------------------------------------------------------
Ameron International Corp. 2                              637            58,700
--------------------------------------------------------------------------------
Apogee Enterprises, Inc. 2                             29,600           506,456
--------------------------------------------------------------------------------
Builders FirstSource, Inc. 1,2                          8,000            57,760
--------------------------------------------------------------------------------
Goodman Global, Inc. 1                                 34,500           846,630
--------------------------------------------------------------------------------
Lennox International, Inc.                             44,200         1,830,764
--------------------------------------------------------------------------------
Simpson Manufacturing Co., Inc. 2                      19,500           518,505
--------------------------------------------------------------------------------
USG Corp. 1,2                                          26,500           948,435
                                                                ----------------
                                                                      4,890,134

--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--5.2%
ABM Industries, Inc. 2                                 42,740           871,469
--------------------------------------------------------------------------------
Acco Brands Corp. 1,2                                  35,700           572,628
--------------------------------------------------------------------------------
Administaff, Inc. 2                                    59,700         1,688,316
--------------------------------------------------------------------------------
Advisory Board Co. (The) 1,2                           14,000           898,660
--------------------------------------------------------------------------------
American Ecology Corp. 2                               11,300           265,324
--------------------------------------------------------------------------------
American Reprographics Co. 1                            2,700            44,496
--------------------------------------------------------------------------------
Barrett Business Services, Inc. 2                         200             3,602
--------------------------------------------------------------------------------
Bowne & Co., Inc. 2                                    37,800           665,280
--------------------------------------------------------------------------------
Casella Waste Systems, Inc., Cl. A 1,2                 14,600           190,384
--------------------------------------------------------------------------------
CBIZ, Inc. 1,2                                         36,200           355,122
--------------------------------------------------------------------------------
CDI Corp. 2                                            22,200           538,572
--------------------------------------------------------------------------------
ChoicePoint, Inc. 1                                    41,000         1,493,220
--------------------------------------------------------------------------------
Comfort Systems USA, Inc.                              46,800           598,104
--------------------------------------------------------------------------------
COMSYS IT Partners, Inc. 1,2                           28,200           444,996
--------------------------------------------------------------------------------
Consolidated Graphics, Inc. 1                          13,500           645,570
--------------------------------------------------------------------------------
Cornell Corrections, Inc. 1,2                          24,200           564,344
--------------------------------------------------------------------------------
Corporate Executive Board Co. (The)                    21,400         1,286,140
--------------------------------------------------------------------------------
CRA International, Inc. 1,2                             8,800           418,968
--------------------------------------------------------------------------------
Deluxe Corp. 2                                         85,600         2,815,384
--------------------------------------------------------------------------------
Diamond Management &
Technology Consultants, Inc. 2                         34,500           250,815
--------------------------------------------------------------------------------
Donnelley (R.R.) & Sons Co.                            12,700           479,298
--------------------------------------------------------------------------------
EnergySolutions, Inc. 1                                35,025           945,325
--------------------------------------------------------------------------------
Ennis, Inc.                                            23,500           423,000
--------------------------------------------------------------------------------
Exponent, Inc. 1,2                                     20,880           564,595
--------------------------------------------------------------------------------
First Consulting Group, Inc. 1                            500             6,465
--------------------------------------------------------------------------------
FTI Consulting, Inc. 1,2                                  797            49,127
--------------------------------------------------------------------------------
Fuel-Tech, Inc. NV 1,2                                 10,000           226,500
--------------------------------------------------------------------------------
GeoEye, Inc. 1,2                                       22,700           763,855
--------------------------------------------------------------------------------
Heidrick & Struggles
International, Inc. 2                                  30,660         1,137,793
--------------------------------------------------------------------------------
HNI Corp. 2                                            33,200         1,163,992
--------------------------------------------------------------------------------
Hudson Highland Group, Inc. 1                          32,000           269,120
--------------------------------------------------------------------------------
ICF International, Inc. 1,2                            16,900           426,894
--------------------------------------------------------------------------------
Ikon Office Solutions, Inc. 2                          11,115           144,717


                 15 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES Continued
Innerworkings, Inc. 1,2                                11,500   $       198,490
--------------------------------------------------------------------------------
Interface, Inc., Cl. A                                 95,800         1,563,456
--------------------------------------------------------------------------------
Knoll, Inc.                                           115,700         1,900,951
--------------------------------------------------------------------------------
Korn-Ferry International 1                             92,500         1,740,850
--------------------------------------------------------------------------------
Layne Christensen Co. 1                                27,600         1,358,196
--------------------------------------------------------------------------------
Learning Tree International, Inc. 1,2                   2,500            57,400
--------------------------------------------------------------------------------
LECG Corp. 1                                            2,000            30,120
--------------------------------------------------------------------------------
Manpower, Inc.                                          5,200           295,880
--------------------------------------------------------------------------------
Miller (Herman), Inc.                                  42,300         1,370,097
--------------------------------------------------------------------------------
PHH Corp. 1                                            14,600           257,544
--------------------------------------------------------------------------------
Pike Electric Corp. 1,2                                21,906           367,145
--------------------------------------------------------------------------------
Resources Connection, Inc. 2                           42,400           769,984
--------------------------------------------------------------------------------
Robert Half International, Inc.                        57,600         1,557,504
--------------------------------------------------------------------------------
Rollins, Inc.                                          76,500         1,468,800
--------------------------------------------------------------------------------
School Specialty, Inc. 1                               13,200           456,060
--------------------------------------------------------------------------------
Spherion Corp. 1,2                                     75,800           551,824
--------------------------------------------------------------------------------
Steelcase, Inc., Cl. A                                 85,500         1,356,885
--------------------------------------------------------------------------------
Team, Inc. 1,2                                         15,900           581,622
--------------------------------------------------------------------------------
TeleTech Holdings, Inc. 1                              67,400         1,433,598
--------------------------------------------------------------------------------
Tetra Tech, Inc. 1,2                                   42,800           920,200
--------------------------------------------------------------------------------
TrueBlue, Inc. 1,2                                    105,300         1,524,744
--------------------------------------------------------------------------------
United Stationers, Inc. 1,2                            30,588         1,413,471
--------------------------------------------------------------------------------
Viad Corp. 2                                           46,600         1,471,628
--------------------------------------------------------------------------------
Volt Information Sciences, Inc. 1,2                     7,250           132,385
--------------------------------------------------------------------------------
VSE Corp. 2                                               400            19,536
--------------------------------------------------------------------------------
Waste Connections, Inc. 1                              66,250         2,047,125
--------------------------------------------------------------------------------
Waste Industries USA, Inc. 2                            5,700           206,910
--------------------------------------------------------------------------------
Watson Wyatt & Co. Holdings                            26,400         1,225,224
                                                                ----------------
                                                                     47,489,704

--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--0.7%
Baker (Michael) Corp. 1                                15,000           616,500
--------------------------------------------------------------------------------
EMCOR Group, Inc. 1                                    47,500         1,122,425
--------------------------------------------------------------------------------
Integrated Electrical Services, Inc. 1,2               18,900           355,131
--------------------------------------------------------------------------------
Perini Corp. 1                                         50,400         2,087,568
--------------------------------------------------------------------------------
Shaw Group, Inc. (The) 1                               29,200         1,764,848
--------------------------------------------------------------------------------
URS Corp. 1                                             4,510           245,028
                                                                ----------------
                                                                      6,191,500

--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--2.2%
Acuity Brands, Inc.                                    57,700         2,596,500
--------------------------------------------------------------------------------
AZZ, Inc. 1,2                                           2,200            62,370
--------------------------------------------------------------------------------
Belden, Inc. 2                                         19,000           845,500
--------------------------------------------------------------------------------
Day4 Energy, Inc. 1                                    82,300           570,585
--------------------------------------------------------------------------------
Encore Wire Corp. 2                                    21,900           348,648
--------------------------------------------------------------------------------
FuelCell Energy, Inc. 1                                 8,100            80,352

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT Continued
Genlyte Group, Inc. (The) 1                            14,200   $     1,351,840
--------------------------------------------------------------------------------
GrafTech International Ltd. 1,2                       176,100         3,125,775
--------------------------------------------------------------------------------
II-VI, Inc. 1,2                                         1,200            36,660
--------------------------------------------------------------------------------
LSI Industries, Inc.                                   31,700           576,940
--------------------------------------------------------------------------------
Orion Energy Systems, Inc. 1,2                          5,900           110,094
--------------------------------------------------------------------------------
Plug Power, Inc. 1                                      6,000            23,700
--------------------------------------------------------------------------------
Powell Industries, Inc. 1,2                             5,200           229,164
--------------------------------------------------------------------------------
Power-One, Inc. 1,2                                     6,700            26,733
--------------------------------------------------------------------------------
Regal-Beloit Corp. 2                                   25,700         1,155,215
--------------------------------------------------------------------------------
Rockwell Automation, Inc.                              33,500         2,310,160
--------------------------------------------------------------------------------
Roper Industries, Inc.                                  1,800           112,572
--------------------------------------------------------------------------------
Smith (A.O.) Corp. 2                                   15,600           546,780
--------------------------------------------------------------------------------
Superior Essex, Inc. 1                                 17,800           427,200
--------------------------------------------------------------------------------
Thomas & Betts Corp. 1                                 31,200         1,530,048
--------------------------------------------------------------------------------
Vicor Corp. 2                                          15,500           241,645
--------------------------------------------------------------------------------
Woodward Governor Co. 2                                50,400         3,424,680
                                                                ----------------
                                                                     19,733,161

--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--0.3%
Raven Industries, Inc. 2                               11,100           426,129
--------------------------------------------------------------------------------
Teleflex, Inc.                                         24,600         1,550,046
--------------------------------------------------------------------------------
Tredegar Corp.                                         16,000           257,280
--------------------------------------------------------------------------------
Walter Industries, Inc.                                16,300           585,659
                                                                ----------------
                                                                      2,819,114

--------------------------------------------------------------------------------
MACHINERY--3.3%
Accuride Corp. 1,2                                     15,500           121,830
--------------------------------------------------------------------------------
Actuant Corp., Cl. A 2                                 51,800         1,761,718
--------------------------------------------------------------------------------
AGCO Corp. 1                                            8,600           584,628
--------------------------------------------------------------------------------
Ampco-Pittsburgh Corp. 2                               15,600           594,828
--------------------------------------------------------------------------------
Astec Industries, Inc. 1,2                             30,880         1,148,427
--------------------------------------------------------------------------------
Axsys Technologies, Inc. 1,2                            9,800           359,170
--------------------------------------------------------------------------------
Badger Meter, Inc. 2                                   16,420           738,079
--------------------------------------------------------------------------------
Barnes Group, Inc. 2                                   38,600         1,288,854
--------------------------------------------------------------------------------
Blount International, Inc. 1,2                         33,900           417,309
--------------------------------------------------------------------------------
Briggs & Stratton Corp. 2                               2,300            52,118
--------------------------------------------------------------------------------
Bucyrus International, Inc., Cl. A 2                    2,700           268,353
--------------------------------------------------------------------------------
Cascade Corp. 2                                         5,246           243,729
--------------------------------------------------------------------------------
CIRCOR International, Inc. 2                           16,100           746,396
--------------------------------------------------------------------------------
Columbus McKinnon Corp. 1,2                            19,900           649,138
--------------------------------------------------------------------------------
Crane Co.                                                 600            25,740
--------------------------------------------------------------------------------
EnPro Industries, Inc. 1,2                             46,300         1,419,095
--------------------------------------------------------------------------------
Freightcar America, Inc. 2                              4,700           164,500
--------------------------------------------------------------------------------
Gardner Denver, Inc. 1                                 67,000         2,211,000
--------------------------------------------------------------------------------
Gorman-Rupp Co. (The) 2                                 7,243           225,982
--------------------------------------------------------------------------------
Hardinge, Inc. 2                                        8,800           147,664


                 16 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

                                                           SHARES         VALUE
--------------------------------------------------------------------------------
MACHINERY Continued
Hurco Cos., Inc. 1,2                                       11,900   $   519,435
--------------------------------------------------------------------------------
Kadant, Inc. 1                                             19,400       575,598
--------------------------------------------------------------------------------
Kaydon Corp.                                                3,200       174,528
--------------------------------------------------------------------------------
L.B. Foster Co., Cl. A 1,2                                 14,400       744,912
--------------------------------------------------------------------------------
McCoy Corp. 3                                              46,600       143,017
--------------------------------------------------------------------------------
Middleby Corp. (The) 1,2                                   27,100     2,076,402
--------------------------------------------------------------------------------
Mueller Industries, Inc.                                   48,000     1,391,520
--------------------------------------------------------------------------------
NACCO Industries, Inc., Cl. A 2                             7,300       727,737
--------------------------------------------------------------------------------
RBC Bearings, Inc. 1,2                                     20,000       869,200
--------------------------------------------------------------------------------
Robbins & Myers, Inc.                                      31,900     2,412,597
--------------------------------------------------------------------------------
SPX Corp.                                                  20,400     2,098,140
--------------------------------------------------------------------------------
Sun Hydraulics Corp. 2                                     19,550       493,247
--------------------------------------------------------------------------------
Tecumseh Products Co., Cl. A 1                             24,700       578,227
--------------------------------------------------------------------------------
Tennant Co.                                                20,700       916,803
--------------------------------------------------------------------------------
Titan International, Inc. 2                                14,200       443,892
--------------------------------------------------------------------------------
Toro Co. (The)                                             37,400     2,036,056
--------------------------------------------------------------------------------
TurboChef Technologies, Inc. 1,2                            8,900       146,850
--------------------------------------------------------------------------------
Twin Disc, Inc. 2                                           1,600       113,232
--------------------------------------------------------------------------------
Valmont Industries, Inc. 2                                  3,300       294,096
--------------------------------------------------------------------------------
Wabtec Corp.                                                6,000       206,640
                                                                    ------------
                                                                     30,130,687

--------------------------------------------------------------------------------
MARINE--0.2%
Excel Maritime Carriers Ltd.                               28,800     1,157,472
--------------------------------------------------------------------------------
Genco Shipping & Trading Ltd. 2                             5,900       323,084
--------------------------------------------------------------------------------
Horizon Lines, Inc., Cl. A                                  7,300       136,072
--------------------------------------------------------------------------------
Star Bulk Carriers Corp. 1,2                               20,200       259,570
--------------------------------------------------------------------------------
TBS International Ltd., Cl. A 1                             5,800       191,748
                                                                    ------------
                                                                      2,067,946

--------------------------------------------------------------------------------
ROAD & RAIL--0.3%
Avis Budget Group, Inc. 1                                  17,400       226,200
--------------------------------------------------------------------------------
Con-way, Inc.                                              15,002       623,183
--------------------------------------------------------------------------------
Dollar Thrifty Automotive Group, Inc. 1,2                  13,300       314,944
--------------------------------------------------------------------------------
Landstar System, Inc.                                      37,500     1,580,625
                                                                    ------------
                                                                      2,744,952

--------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS--0.5%
Applied Industrial Technologies, Inc. 2                    65,575     1,902,987
--------------------------------------------------------------------------------
Houston Wire & Cable Co. 2                                  5,600        79,184
--------------------------------------------------------------------------------
Kaman Corp., Cl. A 2                                        6,400       235,584
--------------------------------------------------------------------------------
NuCo2, Inc. 1                                               6,000       149,400
--------------------------------------------------------------------------------
UAP Holding Corp. 2                                        43,800     1,690,680
--------------------------------------------------------------------------------
W.W. Grainger, Inc.                                         1,700       148,784
                                                                    ------------
                                                                      4,206,619

                                                           SHARES         VALUE
--------------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE--0.0%
CAI International, Inc. 1                                  28,600   $   300,872
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--30.2%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--3.0%
ADC Telecommunications, Inc. 1,2                          148,500     2,309,175
--------------------------------------------------------------------------------
ADTRAN, Inc. 2                                            112,600     2,407,388
--------------------------------------------------------------------------------
Anaren Microwave, Inc. 1,2                                    300         4,947
--------------------------------------------------------------------------------
Arris Group, Inc. 1                                        13,892       138,642
--------------------------------------------------------------------------------
Avocent Corp. 1                                            26,600       620,046
--------------------------------------------------------------------------------
Bel Fuse, Inc., Cl. A 2                                     4,800       165,552
--------------------------------------------------------------------------------
Blue Coat Systems, Inc. 1,2                                62,400     2,051,088
--------------------------------------------------------------------------------
CommScope, Inc. 1                                          32,458     1,597,258
--------------------------------------------------------------------------------
Comtech Group, Inc. 1                                      29,800       480,078
--------------------------------------------------------------------------------
Comtech Telecommunications Corp. 1,2                       53,400     2,884,134
--------------------------------------------------------------------------------
Digi International, Inc. 1                                  1,800        25,542
--------------------------------------------------------------------------------
Dycom Industries, Inc. 1,2                                 80,100     2,134,665
--------------------------------------------------------------------------------
EMS Technologies, Inc. 1                                   22,400       677,376
--------------------------------------------------------------------------------
Extreme Networks, Inc. 1                                  142,700       505,158
--------------------------------------------------------------------------------
F5 Networks, Inc. 1                                        40,600     1,157,912
--------------------------------------------------------------------------------
Foundry Networks, Inc. 1                                   99,800     1,748,496
--------------------------------------------------------------------------------
Globecomm Systems, Inc. 1,2                                 7,500        87,750
--------------------------------------------------------------------------------
Harmonic, Inc. 1,2                                        123,400     1,293,232
--------------------------------------------------------------------------------
InterDigital, Inc. 1,2                                     43,400     1,012,522
--------------------------------------------------------------------------------
Ixia 1                                                     28,700       272,076
--------------------------------------------------------------------------------
Loral Space & Communications Ltd. 1                         5,000       171,250
--------------------------------------------------------------------------------
MasTec, Inc. 1,2                                           47,300       481,041
--------------------------------------------------------------------------------
Netgear, Inc. 1,2                                           7,900       281,793
--------------------------------------------------------------------------------
Network Equipment Technologies, Inc. 1,2                   52,000       437,840
--------------------------------------------------------------------------------
Performance Technologies, Inc. 1                            3,200        17,600
--------------------------------------------------------------------------------
Plantronics, Inc. 2                                        75,900     1,973,400
--------------------------------------------------------------------------------
ShoreTel, Inc. 1,2                                         31,600       441,452
--------------------------------------------------------------------------------
Tellabs, Inc. 1                                           101,200       661,848
--------------------------------------------------------------------------------
UTStarcom, Inc. 1,2                                        16,800        46,200
--------------------------------------------------------------------------------
ViaSat, Inc. 1,2                                           37,700     1,298,011
                                                                    ------------
                                                                     27,383,472

--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--2.2%
Brocade Communications Systems, Inc. 1                    235,200     1,726,368
--------------------------------------------------------------------------------
Diebold, Inc.                                               3,500       101,430
--------------------------------------------------------------------------------
Electronics for Imaging, Inc. 1,2                          61,200     1,375,776
--------------------------------------------------------------------------------
Emulex Corp. 1                                            101,000     1,648,320
--------------------------------------------------------------------------------
Hutchinson Technology, Inc. 1,2                               200         5,264
--------------------------------------------------------------------------------
Hypercom Corp. 1                                            1,900         9,462
--------------------------------------------------------------------------------
Intevac, Inc. 1,2                                          10,700       155,578
--------------------------------------------------------------------------------
Iomega Corp. 1,2                                           44,700       155,109
--------------------------------------------------------------------------------
Lexmark International, Inc., Cl. A 1                       51,200     1,784,832
--------------------------------------------------------------------------------
NCR Corp. 1                                                67,100     1,684,210


                 17 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                           SHARES         VALUE
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS Continued
Network Appliance, Inc. 1                                  92,800   $ 2,316,288
--------------------------------------------------------------------------------
Novatel Wireless, Inc. 1,2                                 38,300       620,460
--------------------------------------------------------------------------------
Palm, Inc. 2                                              138,900       880,626
--------------------------------------------------------------------------------
QLogic Corp. 1                                            177,500     2,520,500
--------------------------------------------------------------------------------
Quantum Corp. 1                                            26,500        71,285
--------------------------------------------------------------------------------
Stratasys, Inc. 1                                          25,100       648,584
--------------------------------------------------------------------------------
Synaptics, Inc. 1,2                                        44,800     1,843,968
--------------------------------------------------------------------------------
Teradata Corp. 1                                           29,200       800,372
--------------------------------------------------------------------------------
Western Digital Corp. 1                                    76,400     2,308,044
                                                                    ------------
                                                                     20,656,476

--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--2.6%
Acacia Research Corp. 1,2                                  36,600       328,668
--------------------------------------------------------------------------------
Anixter International, Inc. 1,2                             2,900       180,583
--------------------------------------------------------------------------------
Arrow Electronics, Inc. 1                                  48,000     1,885,440
--------------------------------------------------------------------------------
Avnet, Inc. 1                                              51,800     1,811,446
--------------------------------------------------------------------------------
Checkpoint Systems, Inc. 1,2                               73,300     1,904,334
--------------------------------------------------------------------------------
Cognex Corp. 2                                             12,500       251,875
--------------------------------------------------------------------------------
CPI International, Inc. 1                                   6,200       106,020
--------------------------------------------------------------------------------
CTS Corp. 2                                                41,600       413,088
--------------------------------------------------------------------------------
Dolby Laboratories, Inc., Cl. A 1                          24,500     1,218,140
--------------------------------------------------------------------------------
Electro Scientific Industries, Inc. 1,2                    21,200       420,820
--------------------------------------------------------------------------------
Excel Technology, Inc. 1                                    1,400        37,940
--------------------------------------------------------------------------------
FARO Technologies, Inc. 1                                  15,800       429,444
--------------------------------------------------------------------------------
FLIR Systems, Inc. 1                                       20,600       644,780
--------------------------------------------------------------------------------
Gerber Scientific, Inc. 1,2                                 3,200        34,560
--------------------------------------------------------------------------------
Insight Enterprises, Inc. 1,2                              17,200       313,728
--------------------------------------------------------------------------------
Littlefuse, Inc. 1,2                                       33,900     1,117,344
--------------------------------------------------------------------------------
LoJack Corp. 1,2                                           14,300       240,383
--------------------------------------------------------------------------------
Measurement Specialties, Inc. 1,2                          10,400       229,840
--------------------------------------------------------------------------------
Mercury Computer Systems, Inc. 1,2                          7,600       122,436
--------------------------------------------------------------------------------
Methode Electronics, Inc., Cl. A                           47,190       775,804
--------------------------------------------------------------------------------
Mettler-Toledo International, Inc. 1                        6,200       705,560
--------------------------------------------------------------------------------
MTS Systems Corp. 2                                        18,400       785,128
--------------------------------------------------------------------------------
NAM TAI Electronics, Inc.                                  19,700       222,019
--------------------------------------------------------------------------------
National Instruments Corp.                                 37,700     1,256,541
--------------------------------------------------------------------------------
OSI Systems, Inc. 1                                           900        23,823
--------------------------------------------------------------------------------
Park Electrochemical Corp. 2                               24,300       686,232
--------------------------------------------------------------------------------
PC Connection, Inc. 1,2                                    14,100       160,035
--------------------------------------------------------------------------------
RadiSys Corp. 1,2                                           3,400        45,560
--------------------------------------------------------------------------------
Rofin-Sinar Technologies, Inc. 1,2                         76,300     3,670,793
--------------------------------------------------------------------------------
Sanmina-SCI Corp. 1                                       376,700       685,594
--------------------------------------------------------------------------------
ScanSource, Inc. 1                                          1,300        42,055
--------------------------------------------------------------------------------
Smart Modular Technologies, Inc. 1                         31,900       324,742
--------------------------------------------------------------------------------
Tech Data Corp. 1                                          44,100     1,663,452

                                                           SHARES         VALUE
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS Continued
Technitrol, Inc.                                           22,000   $   628,760
--------------------------------------------------------------------------------
TTM Technologies, Inc. 1                                    8,000        93,280
                                                                    ------------
                                                                     23,460,247

--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--2.6%
Ariba, Inc. 1                                              13,700       152,755
--------------------------------------------------------------------------------
Art Technology Group, Inc. 1                               31,900       137,808
--------------------------------------------------------------------------------
AsiaInfo Holdings, Inc. 1,2                                55,000       605,000
--------------------------------------------------------------------------------
Bankrate, Inc. 1,2                                         17,600       846,384
--------------------------------------------------------------------------------
Chordiant Software, Inc. 1                                 55,600       475,380
--------------------------------------------------------------------------------
CMGI, Inc. 1,2                                             71,710       938,684
--------------------------------------------------------------------------------
CNET Networks, Inc. 1,2                                    21,700       198,338
--------------------------------------------------------------------------------
Digital River, Inc. 1,2                                    61,300     2,027,191
--------------------------------------------------------------------------------
DivX, Inc. 1                                               30,300       424,200
--------------------------------------------------------------------------------
EarthLink, Inc. 1,2                                        59,700       422,079
--------------------------------------------------------------------------------
Equinix, Inc. 1,2                                           4,000       404,280
--------------------------------------------------------------------------------
Greenfield Online, Inc. 1                                  32,200       470,442
--------------------------------------------------------------------------------
iBasis, Inc. 2                                              1,500         7,695
--------------------------------------------------------------------------------
Imergent, Inc. 2                                           21,500       227,685
--------------------------------------------------------------------------------
Internet Capital Group, Inc. 1                                200         2,348
--------------------------------------------------------------------------------
Interwoven, Inc. 1                                         32,500       462,150
--------------------------------------------------------------------------------
j2 Global Communications, Inc. 1,2                         86,300     1,826,971
--------------------------------------------------------------------------------
Keynote Systems, Inc. 1                                     2,400        33,720
--------------------------------------------------------------------------------
LoopNet, Inc. 1,2                                          12,600       177,030
--------------------------------------------------------------------------------
National Information Consortium, Inc.                       5,700        48,108
--------------------------------------------------------------------------------
NaviSite, Inc. 1,2                                         25,700       130,042
--------------------------------------------------------------------------------
Omniture, Inc. 1,2                                         58,100     1,934,149
--------------------------------------------------------------------------------
Open Text Corp. 1,2                                        54,900     1,726,605
--------------------------------------------------------------------------------
S1 Corp. 1                                                 83,300       608,090
--------------------------------------------------------------------------------
SonicWALL, Inc. 1                                          78,500       841,520
--------------------------------------------------------------------------------
SoundBite Communications, Inc. 1                           17,200       118,680
--------------------------------------------------------------------------------
Switch & Data Facilities Co. 1                              6,800       108,936
--------------------------------------------------------------------------------
TechTarget, Inc. 1                                            590         8,720
--------------------------------------------------------------------------------
TheStreet.com, Inc. 2                                      39,200       624,064
--------------------------------------------------------------------------------
Travelzoo, Inc. 1                                          16,100       220,248
--------------------------------------------------------------------------------
United Online, Inc. 2                                     177,800     2,101,596
--------------------------------------------------------------------------------
ValueClick, Inc. 1                                         98,400     2,154,960
--------------------------------------------------------------------------------
VeriSign, Inc. 1                                           64,800     2,437,128
--------------------------------------------------------------------------------
Vignette Corp. 1                                           31,400       458,754
--------------------------------------------------------------------------------
Vocus, Inc. 1                                              19,800       683,694
--------------------------------------------------------------------------------
Websense, Inc. 1,2                                         14,100       239,418
                                                                    ------------
                                                                     24,284,852


                 18 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

                                                           SHARES         VALUE
--------------------------------------------------------------------------------
IT SERVICES--3.8%
Acxiom Corp.                                               50,100   $   587,673
--------------------------------------------------------------------------------
Affiliated Computer Services, Inc., Cl. A 1                40,400     1,822,040
--------------------------------------------------------------------------------
Alliance Data Systems Corp. 1                               9,300       697,407
--------------------------------------------------------------------------------
BearingPoint, Inc. 1,2                                    111,900       316,677
--------------------------------------------------------------------------------
Broadridge Financial Solutions, Inc.                       50,700     1,137,201
--------------------------------------------------------------------------------
CACI International, Inc., Cl. A 1,2                        37,270     1,668,578
--------------------------------------------------------------------------------
CIBER, Inc. 1,2                                            59,000       360,490
--------------------------------------------------------------------------------
Computer Sciences Corp. 1                                  42,000     2,077,740
--------------------------------------------------------------------------------
Convergys Corp. 1                                          51,100       841,106
--------------------------------------------------------------------------------
CSG Systems International, Inc. 1                          50,300       740,416
--------------------------------------------------------------------------------
CyberSource Corp. 1,2                                      75,384     1,339,574
--------------------------------------------------------------------------------
Deltek, Inc. 1                                             11,500       175,145
--------------------------------------------------------------------------------
DST Systems, Inc. 1                                        22,500     1,857,375
--------------------------------------------------------------------------------
Electronic Data Systems Corp.                             117,400     2,433,702
--------------------------------------------------------------------------------
Exlservice Holdings, Inc. 1,2                               3,000        69,240
--------------------------------------------------------------------------------
Fidelity National Information
Services, Inc.                                             17,800       740,302
--------------------------------------------------------------------------------
Forrester Research, Inc. 1                                  1,000        28,020
--------------------------------------------------------------------------------
Gartner, Inc., Cl. A 1,2                                   74,900     1,315,244
--------------------------------------------------------------------------------
Global Cash Access, Inc. 1                                  6,000        36,360
--------------------------------------------------------------------------------
Heartland Payment Systems, Inc. 2                          60,000     1,608,000
--------------------------------------------------------------------------------
Hewitt Associates, Inc. 1,2                                47,800     1,830,262
--------------------------------------------------------------------------------
ManTech International Corp. 1                              56,800     2,488,976
--------------------------------------------------------------------------------
Maximus, Inc. 2                                            45,800     1,768,338
--------------------------------------------------------------------------------
MPS Group, Inc. 1                                         105,400     1,153,076
--------------------------------------------------------------------------------
NCI, Inc., Cl. A 1                                         11,000       188,210
--------------------------------------------------------------------------------
NeuStar, Inc., Cl. A 1,2                                   35,700     1,023,876
--------------------------------------------------------------------------------
Perot Systems Corp., Cl. A 1,2                             11,500       155,250
--------------------------------------------------------------------------------
RightNow Technologies, Inc. 1,2                            23,700       375,645
--------------------------------------------------------------------------------
SAIC, Inc. 1                                               55,400     1,114,648
--------------------------------------------------------------------------------
Sapient Corp. 1                                           119,200     1,050,152
--------------------------------------------------------------------------------
SRA International, Inc., Cl. A 1                           39,500     1,163,275
--------------------------------------------------------------------------------
Sykes Enterprises, Inc. 1                                  37,100       667,800
--------------------------------------------------------------------------------
Syntel, Inc. 2                                             36,900     1,421,388
--------------------------------------------------------------------------------
TNS, Inc.                                                     400         7,100
--------------------------------------------------------------------------------
Unisys Corp. 1                                            156,671       741,054
                                                                    -----------
                                                                     35,001,340

--------------------------------------------------------------------------------
OFFICE ELECTRONICS--0.1%
Zebra Technologies Corp., Cl. A 1                          25,600       888,320
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--7.8%
Actel Corp. 1,2                                            15,300       208,998
--------------------------------------------------------------------------------
Advanced Analogic Technologies, Inc. 1                     33,300       375,624
--------------------------------------------------------------------------------
Advanced Energy Industries, Inc. 1,2                       83,400     1,090,872
--------------------------------------------------------------------------------
AMIS Holdings, Inc. 1                                      93,400       935,868
--------------------------------------------------------------------------------
Amkor Technology, Inc. 1                                  202,400     1,726,472

                                                           SHARES         VALUE
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT Continued
Analog Devices, Inc.                                       58,800   $ 1,863,960
--------------------------------------------------------------------------------
Asyst Technologies, Inc. 1,2                               18,500        60,310
--------------------------------------------------------------------------------
Atheros Communications, Inc. 1,2                           16,600       506,964
--------------------------------------------------------------------------------
Atmel Corp. 1                                             297,400     1,284,768
--------------------------------------------------------------------------------
ATMI, Inc. 1,2                                             60,500     1,951,125
--------------------------------------------------------------------------------
AuthenTec, Inc. 1,2                                         9,700       140,941
--------------------------------------------------------------------------------
Brooks Automation, Inc. 1,2                               145,400     1,920,734
--------------------------------------------------------------------------------
Cabot Microelectronics Corp. 1,2                           47,400     1,702,134
--------------------------------------------------------------------------------
Cohu, Inc. 2                                               21,100       322,830
--------------------------------------------------------------------------------
Credence Systems Corp. 1,2                                110,400       267,168
--------------------------------------------------------------------------------
Cymer, Inc. 1,2                                            64,600     2,514,878
--------------------------------------------------------------------------------
DSP Group, Inc. 1                                           3,800        46,360
--------------------------------------------------------------------------------
EMCORE Corp. 1,2                                           45,300       693,090
--------------------------------------------------------------------------------
Entegris, Inc. 1                                          207,700     1,792,451
--------------------------------------------------------------------------------
FEI Co. 1,2                                                81,000     2,011,230
--------------------------------------------------------------------------------
Hittite Microwave Corp. 1,2                                 2,300       109,848
--------------------------------------------------------------------------------
Integrated Device Technology, Inc. 1                      137,900     1,559,649
--------------------------------------------------------------------------------
Intellon Corp. 1,2                                         17,600       132,704
--------------------------------------------------------------------------------
Intersil Corp., Cl. A                                      71,700     1,755,216
--------------------------------------------------------------------------------
IXYS Corp. 1                                                2,500        20,050
--------------------------------------------------------------------------------
KLA-Tencor Corp.                                           43,300     2,085,328
--------------------------------------------------------------------------------
Kulicke & Soffa Industries, Inc. 1,2                       66,200       454,132
--------------------------------------------------------------------------------
Lam Research Corp. 1                                       37,900     1,638,417
--------------------------------------------------------------------------------
Linear Technology Corp. 2                                  66,900     2,129,427
--------------------------------------------------------------------------------
LTX Corp. 1,2                                              30,300        96,354
--------------------------------------------------------------------------------
Mattson Technology, Inc. 1,2                               62,600       535,856
--------------------------------------------------------------------------------
Micrel, Inc. 2                                            174,600     1,475,370
--------------------------------------------------------------------------------
Microtune, Inc. 1,2                                        45,300       295,809
--------------------------------------------------------------------------------
MIPS Technologies, Inc., Cl. A 1,2                         25,400       125,984
--------------------------------------------------------------------------------
MKS Instruments, Inc. 1,2                                 101,900     1,950,366
--------------------------------------------------------------------------------
Monolithic Power Systems, Inc. 1,2                         32,400       695,628
--------------------------------------------------------------------------------
National Semiconductor Corp.                               84,500     1,913,080
--------------------------------------------------------------------------------
Netlogic Microsystems, Inc. 1,2                            19,800       637,560
--------------------------------------------------------------------------------
Novellus Systems, Inc. 1                                   64,600     1,781,022
--------------------------------------------------------------------------------
ON Semiconductor Corp. 1,2                                185,500     1,647,240
--------------------------------------------------------------------------------
Pericom Semiconductor Corp. 1                              14,100       263,670
--------------------------------------------------------------------------------
Photronics, Inc. 1                                          2,800        34,916
--------------------------------------------------------------------------------
PMC-Sierra, Inc. 1,2                                      306,700     2,005,818
--------------------------------------------------------------------------------
Rambus, Inc. 1,2                                           48,200     1,009,308
--------------------------------------------------------------------------------
RF Micro Devices, Inc. 1,2                                374,200     2,136,682
--------------------------------------------------------------------------------
Rubicon Technology, Inc. 1                                 31,000       736,250
--------------------------------------------------------------------------------
Rudolph Technologies, Inc. 1,2                             29,300       331,676
--------------------------------------------------------------------------------
Semtech Corp. 1                                           118,900     1,845,328
--------------------------------------------------------------------------------
Sigma Designs, Inc. 1,2                                    37,400     2,064,480
--------------------------------------------------------------------------------
Silicon Laboratories, Inc. 1                               41,800     1,564,574


                 19 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT Continued
Silicon Storage Technology, Inc. 1,2                   37,800   $       113,022
--------------------------------------------------------------------------------
SiRF Technology Holdings, Inc. 1                       21,189           532,480
--------------------------------------------------------------------------------
Skyworks Solutions, Inc. 1,2                          258,300         2,195,550
--------------------------------------------------------------------------------
Standard Microsystems Corp. 1                          30,700         1,199,449
--------------------------------------------------------------------------------
Supertex, Inc. 1,2                                     14,600           456,834
--------------------------------------------------------------------------------
Techwell, Inc. 1,2                                      9,300           102,393
--------------------------------------------------------------------------------
Teradyne, Inc. 1                                      175,800         1,817,772
--------------------------------------------------------------------------------
Tessera Technologies, Inc. 1                           18,000           748,800
--------------------------------------------------------------------------------
TriQuint Semiconductor, Inc. 1                         31,300           207,519
--------------------------------------------------------------------------------
Ultra Clean Holdings, Inc. 1,2                         17,300           211,060
--------------------------------------------------------------------------------
Ultratech, Inc. 1                                       1,600            18,144
--------------------------------------------------------------------------------
Varian Semiconductor
Equipment Associates, Inc. 1                           47,150         1,744,550
--------------------------------------------------------------------------------
Veeco Instruments, Inc. 1,2                            27,300           455,910
--------------------------------------------------------------------------------
Verigy Ltd. 1                                          85,900         2,333,903
--------------------------------------------------------------------------------
Volterra Semiconductor Corp. 1,2                       21,100           232,733
--------------------------------------------------------------------------------
Xilinx, Inc.                                           94,200         2,060,154
--------------------------------------------------------------------------------
Zoran Corp. 1                                         102,600         2,309,526
                                                                ----------------
                                                                     71,188,318

--------------------------------------------------------------------------------
SOFTWARE--8.1%
Activision, Inc. 1                                     83,900         2,491,830
--------------------------------------------------------------------------------
Actuate Corp. 1,2                                      88,700           689,199
--------------------------------------------------------------------------------
Advent Software, Inc. 1,2                              35,600         1,925,960
--------------------------------------------------------------------------------
Ansoft Corp. 1,2                                       23,100           597,135
--------------------------------------------------------------------------------
Ansys, Inc. 1                                          41,200         1,708,152
--------------------------------------------------------------------------------
Aspen Technology, Inc. 1,2                            161,300         2,616,286
--------------------------------------------------------------------------------
Autodesk, Inc. 1                                       51,200         2,547,712
--------------------------------------------------------------------------------
BEA Systems, Inc. 1                                   124,100         1,958,298
--------------------------------------------------------------------------------
Blackbaud, Inc.                                        62,689         1,757,800
--------------------------------------------------------------------------------
Blackboard, Inc. 1,2                                   41,400         1,666,350
--------------------------------------------------------------------------------
BMC Software, Inc. 1                                   62,700         2,234,628
--------------------------------------------------------------------------------
Cadence Design Systems, Inc. 1                        112,400         1,911,924
--------------------------------------------------------------------------------
Check Point Software
Technologies Ltd. 1                                    52,400         1,150,704
--------------------------------------------------------------------------------
Citrix Systems, Inc. 1                                 53,400         2,029,734
--------------------------------------------------------------------------------
Cognos, Inc. 1                                         28,341         1,631,591
--------------------------------------------------------------------------------
Commvault Systems, Inc. 1                              37,000           783,660
--------------------------------------------------------------------------------
Compuware Corp. 1                                     190,600         1,692,528
--------------------------------------------------------------------------------
Concur Technologies, Inc. 1,2                          56,800         2,056,728
--------------------------------------------------------------------------------
Double-Take Software, Inc. 1                           28,200           612,504
--------------------------------------------------------------------------------
EPIQ Systems, Inc. 1                                   25,800           449,178
--------------------------------------------------------------------------------
Fair Isaac Corp. 2                                     48,900         1,572,135
--------------------------------------------------------------------------------
FalconStor Software, Inc. 1,2                          58,200           655,332
--------------------------------------------------------------------------------
Henry (Jack) & Associates, Inc. 2                      84,900         2,066,466

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
SOFTWARE Continued
i2 Technologies, Inc. 1                                 5,800   $        73,080
--------------------------------------------------------------------------------
Informatica Corp. 1,2                                 133,700         2,409,274
--------------------------------------------------------------------------------
Interactive Intelligence, Inc. 1,2                     25,500           671,925
--------------------------------------------------------------------------------
Intervoice, Inc. 1,2                                   32,700           261,273
--------------------------------------------------------------------------------
Intuit, Inc. 1                                         71,900         2,272,759
--------------------------------------------------------------------------------
JDA Software Group, Inc. 1                             31,500           644,490
--------------------------------------------------------------------------------
Lawson Software, Inc. 1                               217,600         2,228,224
--------------------------------------------------------------------------------
Magma Design Automation, Inc. 1,2                      11,500           140,415
--------------------------------------------------------------------------------
Manhattan Associates, Inc. 1                           27,100           714,356
--------------------------------------------------------------------------------
McAfee, Inc. 1                                         50,700         1,901,250
--------------------------------------------------------------------------------
Mentor Graphics Corp. 1,2                               1,500            16,170
--------------------------------------------------------------------------------
MICROS Systems, Inc. 1                                 22,700         1,592,632
--------------------------------------------------------------------------------
MicroStrategy, Inc., Cl. A 1,2                         26,100         2,482,110
--------------------------------------------------------------------------------
NAVTEQ Corp. 1                                          6,800           514,080
--------------------------------------------------------------------------------
Net 1 UEPS Technologies, Inc. 1,2                      13,800           405,168
--------------------------------------------------------------------------------
NetScout Systems, Inc. 1                               13,400           171,118
--------------------------------------------------------------------------------
Novell, Inc. 1                                        246,000         1,690,020
--------------------------------------------------------------------------------
Nuance Communications, Inc. 1                          31,100           580,948
--------------------------------------------------------------------------------
Parametric Technology Corp. 1                          13,900           248,115
--------------------------------------------------------------------------------
Progress Software Corp. 1                              25,500           858,840
--------------------------------------------------------------------------------
PROS Holdings, Inc. 1                                  28,000           549,360
--------------------------------------------------------------------------------
Quality Systems, Inc. 2                                 2,700            82,323
--------------------------------------------------------------------------------
Quest Software, Inc. 1,2                               66,600         1,228,104
--------------------------------------------------------------------------------
Radiant Systems, Inc. 1,2                              39,700           684,031
--------------------------------------------------------------------------------
Red Hat, Inc. 1                                        85,700         1,785,988
--------------------------------------------------------------------------------
Salesforce.com, Inc. 1                                 21,500         1,347,835
--------------------------------------------------------------------------------
Secure Computing Corp. 1                                7,600            72,960
--------------------------------------------------------------------------------
Sonic Solutions, Inc. 1,2                              16,600           172,474
--------------------------------------------------------------------------------
SPSS, Inc. 1,2                                         26,400           948,024
--------------------------------------------------------------------------------
Sybase, Inc. 1                                         51,000         1,330,590
--------------------------------------------------------------------------------
Synchronoss Technologies, Inc. 1,2                     32,865         1,164,736
--------------------------------------------------------------------------------
Synopsys, Inc. 1                                       68,700         1,781,391
--------------------------------------------------------------------------------
Taleo Corp., Cl. A 1                                   24,500           729,610
--------------------------------------------------------------------------------
The9 Ltd., ADR 1,2                                     29,200           622,544
--------------------------------------------------------------------------------
THQ, Inc. 1,2                                          32,600           918,994
--------------------------------------------------------------------------------
TIBCO Software, Inc. 1                                200,000         1,614,000
--------------------------------------------------------------------------------
Tyler Technologies, Inc. 1,2                           45,700           589,073
--------------------------------------------------------------------------------
Ultimate Software Group, Inc. (The) 1,2                20,600           648,282
--------------------------------------------------------------------------------
Vasco Data Security International, Inc. 1              10,600           295,952
--------------------------------------------------------------------------------
Wind River Systems, Inc. 1                             99,200           885,856
                                                                ----------------
                                                                     74,134,208


                 20 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
MATERIALS--7.6%
--------------------------------------------------------------------------------
CHEMICALS--3.3%
American Vanguard Corp.                                 2,400   $        41,640
--------------------------------------------------------------------------------
Arch Chemicals, Inc.                                   44,000         1,617,000
--------------------------------------------------------------------------------
Ashland, Inc.                                          29,900         1,418,157
--------------------------------------------------------------------------------
Cabot Corp.                                            21,100           703,474
--------------------------------------------------------------------------------
Calgon Carbon Corp. 1,2                                47,600           756,364
--------------------------------------------------------------------------------
Celanese Corp., Series A                               45,600         1,929,792
--------------------------------------------------------------------------------
CF Industries Holdings, Inc.                           23,200         2,553,392
--------------------------------------------------------------------------------
Eastman Chemical Co.                                   14,400           879,696
--------------------------------------------------------------------------------
Ferro Corp.                                            40,100           831,273
--------------------------------------------------------------------------------
Fuller (H.B.) Co. 2                                    80,600         1,809,470
--------------------------------------------------------------------------------
GenTek, Inc. 1,2                                        4,500           131,715
--------------------------------------------------------------------------------
ICO, Inc. 1                                            36,200           464,808
--------------------------------------------------------------------------------
Innophos Holdings, Inc. 2                              14,400           214,272
--------------------------------------------------------------------------------
Innospec, Inc.                                         22,800           391,248
--------------------------------------------------------------------------------
Koppers Holdings, Inc. 2                               24,800         1,072,352
--------------------------------------------------------------------------------
Landec Corp. 1,2                                       38,600           517,240
--------------------------------------------------------------------------------
LSB Industries, Inc. 1                                 12,200           344,284
--------------------------------------------------------------------------------
Minerals Technologies, Inc. 2                           2,400           160,680
--------------------------------------------------------------------------------
NewMarket Corp.                                         3,200           178,208
--------------------------------------------------------------------------------
Olin Corp. 2                                           74,900         1,447,817
--------------------------------------------------------------------------------
OM Group, Inc. 1                                       43,200         2,485,728
--------------------------------------------------------------------------------
PolyOne Corp. 1                                         6,100            40,138
--------------------------------------------------------------------------------
Rockwood Holdings, Inc. 1                              14,800           491,656
--------------------------------------------------------------------------------
Schulman (A.), Inc.                                    22,000           474,100
--------------------------------------------------------------------------------
Scotts Miracle-Gro Co. (The), Cl. A                    30,900         1,156,278
--------------------------------------------------------------------------------
Sensient Technologies Corp.                            77,000         2,177,560
--------------------------------------------------------------------------------
Spartech Corp.                                         20,500           289,050
--------------------------------------------------------------------------------
Stepan Co. 2                                            6,100           198,433
--------------------------------------------------------------------------------
Terra Industries, Inc. 1,2                             53,900         2,574,264
--------------------------------------------------------------------------------
Tronox, Inc., Cl. A 2                                   7,100            63,190
--------------------------------------------------------------------------------
Valhi, Inc. 2                                           1,600            25,504
--------------------------------------------------------------------------------
W.R. Grace & Co. 1,2                                   88,200         2,309,076
--------------------------------------------------------------------------------
Zep, Inc. 1                                            27,400           380,038
                                                                ----------------
                                                                     30,127,897

--------------------------------------------------------------------------------
CONTAINERS & PACKAGING--0.9%
AptarGroup, Inc. 2                                      8,700           355,917
--------------------------------------------------------------------------------
Crown Holdings, Inc. 1                                 28,900           741,285
--------------------------------------------------------------------------------
Graphic Packaging Corp. 1,2                             6,400            23,616
--------------------------------------------------------------------------------
Myers Industries, Inc.                                 21,200           306,764
--------------------------------------------------------------------------------
Owens-Illinois, Inc. 1                                 47,300         2,341,350

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING Continued
Packaging Corp. of America                             59,600   $     1,680,720
--------------------------------------------------------------------------------
Rock-Tenn Co., Cl. A                                   82,400         2,093,784
--------------------------------------------------------------------------------
Silgan Holdings, Inc.                                  21,600         1,121,904
                                                                ----------------
                                                                      8,665,340

--------------------------------------------------------------------------------
METALS & MINING--3.2%
AK Steel Holding Corp. 1                               37,400         1,729,376
--------------------------------------------------------------------------------
Amerigo Resources Ltd.                                118,700           274,713
--------------------------------------------------------------------------------
Brush Engineered Materials, Inc. 1,2                    8,000           296,160
--------------------------------------------------------------------------------
Carpenter Technology Corp.                             25,300         1,901,801
--------------------------------------------------------------------------------
Century Aluminum Co. 1,2                               51,700         2,788,698
--------------------------------------------------------------------------------
Claymont Steel Holdings, Inc. 1                         4,800           112,080
--------------------------------------------------------------------------------
Cleveland-Cliffs, Inc. 2                                5,200           524,160
--------------------------------------------------------------------------------
Commercial Metals Co.                                  15,300           450,585
--------------------------------------------------------------------------------
Compass Minerals International, Inc. 2                 51,000         2,091,000
--------------------------------------------------------------------------------
Esmark, Inc. 1,2                                        1,033            14,596
--------------------------------------------------------------------------------
Farallon Resources Ltd. 1                             156,700           110,374
--------------------------------------------------------------------------------
Haynes International, Inc. 1,2                          5,600           389,200
--------------------------------------------------------------------------------
Hecla Mining Co. 1,2                                  258,600         2,417,910
--------------------------------------------------------------------------------
Metal Management, Inc. 2                               54,500         2,481,385
--------------------------------------------------------------------------------
Olympic Steel, Inc. 2                                   1,800            57,078
--------------------------------------------------------------------------------
Quanex Corp.                                           52,223         2,710,374
--------------------------------------------------------------------------------
Redcorp Ventures Ltd. 1,3                             666,400           177,698
--------------------------------------------------------------------------------
Reliance Steel & Aluminum Co.                          26,100         1,414,620
--------------------------------------------------------------------------------
Schnitzer Steel Industries, Inc. 2                     27,800         1,921,814
--------------------------------------------------------------------------------
Steel Dynamics, Inc.                                   35,600         2,120,692
--------------------------------------------------------------------------------
United States Steel Corp.                              25,200         3,046,932
--------------------------------------------------------------------------------
Universal Stainless &
Alloy Products, Inc. 1,2                                5,700           202,749
--------------------------------------------------------------------------------
Worthington Industries, Inc. 2                        111,000         1,984,680
--------------------------------------------------------------------------------
Yamana Gold, Inc.                                       2,011            26,084
                                                                ----------------
                                                                     29,244,759

--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.2%
AbitibiBowater, Inc. 2                                  9,780           201,566
--------------------------------------------------------------------------------
Buckeye Technologies, Inc. 1,2                         45,000           562,500
--------------------------------------------------------------------------------
Glatfelter 2                                            6,500            99,515
--------------------------------------------------------------------------------
Schweitzer-Mauduit International, Inc. 2               15,800           409,378
--------------------------------------------------------------------------------
Wausau Paper Corp. 2                                   29,700           267,003
                                                                ----------------
                                                                      1,539,962


                 21 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--2.5%
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--2.0%
Alaska Communications
Systems Group, Inc. 2                                  48,900   $       733,500
--------------------------------------------------------------------------------
Atlantic Tele-Network, Inc. 2                          15,200           513,456
--------------------------------------------------------------------------------
Cbeyond, Inc. 1,2                                      51,900         2,023,581
--------------------------------------------------------------------------------
CenturyTel, Inc.                                       33,300         1,380,618
--------------------------------------------------------------------------------
Cincinnati Bell, Inc. 1                               521,800         2,478,550
--------------------------------------------------------------------------------
Cogent Communications Group, Inc. 1,2                  75,100         1,780,621
--------------------------------------------------------------------------------
Consolidated Communications
Holdings, Inc.                                         20,370           405,363
--------------------------------------------------------------------------------
Embarq Corp.                                           44,100         2,184,273
--------------------------------------------------------------------------------
FairPoint Communications, Inc. 2                       11,800           153,636
--------------------------------------------------------------------------------
Iowa Telecommunications Services, Inc. 2               30,300           492,678
--------------------------------------------------------------------------------
North Pittsburgh Systems, Inc.                          1,500            34,035
--------------------------------------------------------------------------------
NTELOS Holdings Corp.                                  59,100         1,754,679
--------------------------------------------------------------------------------
PAETEC Holding Corp. 1,2                               15,200           148,200
--------------------------------------------------------------------------------
Premiere Global Services, Inc. 1,2                    142,800         2,120,580
--------------------------------------------------------------------------------
Qwest Communications
International, Inc. 1,2                                68,000           476,680
--------------------------------------------------------------------------------
Shenandoah
Telecommunications Co. 2                                1,100            26,378
--------------------------------------------------------------------------------
SureWest Communications 2                                 700            11,970
--------------------------------------------------------------------------------
Time Warner Telecom, Inc., Cl. A 1                     12,400           251,596
--------------------------------------------------------------------------------
Vonage Holdings Corp. 1                                 6,200            14,260
--------------------------------------------------------------------------------
Windstream Corp.                                       64,600           841,092
                                                                ----------------
                                                                     17,825,746

--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--0.5%
Centennial Communications Corp. 1                      89,500           831,455
--------------------------------------------------------------------------------
Rural Cellular Corp., Cl. A 1,2                         5,700           251,313
--------------------------------------------------------------------------------
Syniverse Holdings, Inc. 1                            117,900         1,836,882
--------------------------------------------------------------------------------
Telephone & Data Systems, Inc.                         30,000         1,878,000
--------------------------------------------------------------------------------
USA Mobility, Inc.                                      5,600            80,080
                                                                ----------------
                                                                      4,877,730

--------------------------------------------------------------------------------
UTILITIES--1.1%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.3%
El Paso Electric Co. 1                                 49,400         1,263,158
--------------------------------------------------------------------------------
Otter Tail Corp. 2                                     12,600           435,960
--------------------------------------------------------------------------------
Reliant Energy, Inc. 1                                 16,600           435,584
--------------------------------------------------------------------------------
UniSource Energy Corp.                                 26,200           826,610
                                                                ----------------
                                                                      2,961,312

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
ENERGY TRADERS--0.0%
Canadian Hydro Developers, Inc. 1                      14,000   $        90,159
--------------------------------------------------------------------------------
GAS UTILITIES--0.6%
New Jersey Resources Corp. 2                           18,000           900,360
--------------------------------------------------------------------------------
Northwest Natural Gas Co. 2                            43,100         2,097,246
--------------------------------------------------------------------------------
South Jersey Industries, Inc.                             400            14,436
--------------------------------------------------------------------------------
Southwest Gas Corp.                                     8,300           247,091
--------------------------------------------------------------------------------
WGL Holdings, Inc. 2                                   68,900         2,257,164
                                                                ----------------
                                                                      5,516,297

--------------------------------------------------------------------------------
MULTI-UTILITIES--0.2%
Avista Corp. 2                                         15,058           324,349
--------------------------------------------------------------------------------
Black Hills Corp. 2                                     8,000           352,800
--------------------------------------------------------------------------------
Energy East Corp.                                      10,300           280,263
--------------------------------------------------------------------------------
Vectren Corp.                                          12,600           365,519
                                                                ----------------
                                                                      1,322,931
                                                                ----------------
Total Common Stocks (Cost $890,535,048)                             906,439,734

                                                        UNITS
--------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
--------------------------------------------------------------------------------
Redcorp Ventures Ltd. Wts.,
Exp. 7/5/09 1,3 (Cost $0)                             333,200            21,793

                                                       SHARES
--------------------------------------------------------------------------------
INVESTMENT COMPANIES--1.1%
--------------------------------------------------------------------------------
Oppenheimer Institutional Money
Market Fund, Cl. E, 5.03% 5,6
(Cost $10,327,619)                                 10,327,619        10,327,619
--------------------------------------------------------------------------------
Total Investments, at Value
(excluding Investments Purchased
with Cash Collateral from
Securities Loaned)
(Cost $900,862,667)                                                 916,789,146

                                                    PRINCIPAL
                                                       AMOUNT
--------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL
FROM SECURITIES LOANED--24.2% 7
--------------------------------------------------------------------------------
ASSET-BACKED FLOATING NOTE--0.4%
Countrywide Asset-Backed
Certificates, Series 2006-2,
Cl. 2A1, 4.94%, 1/25/08                          $    113,881           113,711
--------------------------------------------------------------------------------
GSAA Home Equity Trust,
Series 2005-15,
Cl. 2A1, 4.96%, 1/25/08                               801,963           801,651
--------------------------------------------------------------------------------
Specialty Underwriting &
Residential Finance Trust,
Series 2006 BC1,
Cl. A2A, 4.95%, 1/25/08                               510,446           506,816


                 22 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
--------------------------------------------------------------------------------
ASSET-BACKED FLOATING NOTE Continued
Structured Asset Investment
Loan Trust, Series 2005-11,
Cl. A4, 4.96%, 1/25/08                             $    215,265   $     215,181
--------------------------------------------------------------------------------
Whitehawk CDO Funding
Corp., 5.04%, 3/17/08                                 2,250,000       2,195,863
                                                                  --------------
                                                                      3,833,222

--------------------------------------------------------------------------------
BANK FLOATING RATE NOTE--0.7%
Wachovia Bank NA,
4.36%, 1/2/08                                         6,000,000       5,984,088
--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--10.6%
Undivided interest of 9.65% in joint
repurchase agreement (Principal Amount/
Value $1,000,000,000, with a maturity
value of $1,000,250,000) with Bank of
America NA, 4.50%, dated 12/31/07,
to be repurchased at $96,567,627
on 1/2/08, collateralized by U.S.
Agency Mortgages, 5%, 5/1/35,
with a value of $1,020,000,000 8                     96,543,491      96,543,491
--------------------------------------------------------------------------------
MEDIUM-TERM FLOATING NOTE--12.1%
American Express Credit Corp.,
5.04%, 1/15/08                                        4,000,000       4,000,136
--------------------------------------------------------------------------------
American General Finance Corp.,
5.24%, 1/9/08                                         6,501,520       6,434,669
--------------------------------------------------------------------------------
American Honda Finance Corp.,
5.16%, 3/10/08                                        6,503,884       6,501,872
--------------------------------------------------------------------------------
ANZ National (Int'l) Ltd.,
4.37%, 1/2/08                                         7,997,376       7,983,488
--------------------------------------------------------------------------------
Beta Finance, Inc., 4.37%, 1/2/08                     2,999,893       2,991,267
--------------------------------------------------------------------------------
Beta Finance, Inc., 4.39%, 1/2/08                     4,997,769       4,900,360
--------------------------------------------------------------------------------
Caixa Catal, 5.18%, 3/7/08                            8,000,000       7,991,200
--------------------------------------------------------------------------------
CAM US Finance SA Unipersonal,
4.96%, 2/1/08                                         6,000,000       5,980,308
--------------------------------------------------------------------------------
CC USA, Inc., 4.37%, 1/2/08                           3,000,000       2,998,794
--------------------------------------------------------------------------------
CC USA, Inc., 4.37%, 1/2/08                           1,000,000         998,779
--------------------------------------------------------------------------------
CC USA, Inc., 4.39%, 1/2/08                           4,497,990       4,425,457
--------------------------------------------------------------------------------
Citigroup Funding, Inc., 4.36%, 1/2/08                5,000,000       4,998,745
--------------------------------------------------------------------------------
Dorada Finance, Inc., 4.37%, 1/2/08                   7,500,000       7,490,798
--------------------------------------------------------------------------------
HSBC Finance Corp., 5.26%, 1/7/08                     2,000,000       1,994,120
--------------------------------------------------------------------------------
K2 (USA) LLC, 4.37%, 1/2/08                           5,997,304       5,852,184
--------------------------------------------------------------------------------
K2 (USA) LLC, 4.39%, 1/2/08                           2,999,811       2,994,048
--------------------------------------------------------------------------------
LINKS Finance LLC, 4.37%, 1/2/08                      3,000,292       2,985,328
--------------------------------------------------------------------------------
MBIA Global Funding LLC,
4.37%, 1/2/08                                         2,500,000       2,496,560
--------------------------------------------------------------------------------
MBIA Global Funding LLC,
4.37%, 1/2/08                                         4,000,000       3,899,904
--------------------------------------------------------------------------------
MBIA Global Funding LLC,
4.86%, 1/30/08                                        2,000,000       1,998,602

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
--------------------------------------------------------------------------------
MEDIUM-TERM FLOATING NOTE Continued
Metropolitan Life Global Funding,
4.89%, 1/22/08                                     $  7,250,000   $   7,244,861
--------------------------------------------------------------------------------
Nationwide Global Fund I,
4.99%, 3/17/08                                        7,004,704       7,002,366
--------------------------------------------------------------------------------
Sigma Finance, Inc., 4.37%, 1/2/08                    3,000,000       2,997,531
--------------------------------------------------------------------------------
Tango Finance Corp., 4.37%, 1/2/08                    3,499,825       3,490,599
                                                                  --------------
                                                                    110,651,976

--------------------------------------------------------------------------------
YANKEE FLOATING CERTIFICATE OF DEPOSIT--0.4%
Natexis Banques Populaires NY,
4.37%, 1/2/08                                         2,000,000       1,999,812
--------------------------------------------------------------------------------
Natexis Banques Populaires NY,
4.39%, 1/2/08                                         1,999,951       1,999,982
                                                                  --------------
                                                                      3,999,794
                                                                  --------------
Total Investments Purchased
with Cash Collateral from
Securities Loaned (Cost $221,685,524)                               221,012,571
--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $1,122,548,191)                                     124.3%  1,137,801,717
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS
OF OTHER ASSETS                                           (24.3)   (222,220,801)
                                                     ---------------------------
NET ASSETS                                                100.0%  $ 915,580,916
                                                     ===========================

INDUSTRY CLASSIFICATIONS ARE UNAUDITED.


                 23 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. Partial or fully-loaned security. See Note 7 of accompanying Notes.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $372,828 or 0.04% of the Fund's net assets as of December 31, 2007.

4. Illiquid or restricted security. The aggregate value of illiquid or restricted securities as of December 31, 2007 was $30,435, which represents less than 0.005% of the Fund's net assets, all of which is considered restricted. See
Note 6 of accompanying Notes. Information concerning restricted securities is as follows:

                               ACQUISITION                            UNREALIZED
SECURITY                              DATE        COST      VALUE   DEPRECIATION
--------------------------------------------------------------------------------
Tusk Energy Corp.                 11/15/04   $  38,148   $ 30,435         $7,713

5. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2007, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                                SHARES         GROSS         GROSS              SHARES
                                                     DECEMBER 31, 2006     ADDITIONS    REDUCTIONS   DECEMBER 31, 2007
-----------------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market Fund, Cl. E           7,142,041   258,419,031   255,233,453          10,327,619

                                                                                                              DIVIDEND
                                                                                             VALUE              INCOME
-----------------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market Fund, Cl. E                                     $10,327,619            $383,516

6. Rate shown is the 7-day yield as of December 31, 2007.

7. The security/securities have been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7 of accompanying Notes.

8. The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risks.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 24 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2007
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------
Investments, at value--see accompanying statement of investments:
Unaffiliated companies (cost $1,112,220,572)                                     $1,127,474,098
Affiliated companies (cost $10,327,619)                                              10,327,619
                                                                                 ---------------
                                                                                  1,137,801,717
------------------------------------------------------------------------------------------------
Cash                                                                                    140,319
------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                     16,963,583
Shares of beneficial interest sold                                                    3,097,771
Dividends                                                                               873,698
Other                                                                                   115,480
                                                                                 ---------------
Total assets                                                                      1,158,992,568

------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------
Return of collateral for securities loaned                                          221,745,498
------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                20,829,520
Distribution and service plan fees                                                      520,157
Shares of beneficial interest redeemed                                                  206,629
Shareholder communications                                                               56,882
Trustees' compensation                                                                    5,928
Transfer and shareholder servicing agent fees                                             1,795
Other                                                                                    45,243
                                                                                 ---------------
Total liabilities                                                                   243,411,652

------------------------------------------------------------------------------------------------
NET ASSETS                                                                       $  915,580,916
                                                                                 ===============

------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                       $       50,731
------------------------------------------------------------------------------------------------
Additional paid-in capital                                                          852,819,521
------------------------------------------------------------------------------------------------
Accumulated net investment income                                                     2,449,399
------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions       45,007,957
------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and
liabilities denominated in foreign currencies                                        15,253,308
                                                                                 ---------------
NET ASSETS                                                                       $  915,580,916
                                                                                 ===============

------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
------------------------------------------------------------------------------------------------
Non-Service Shares:
Net asset value, redemption price per share and offering price per share
(based on net assets of $93,939,232 and 5,160,262 shares of beneficial
interest outstanding)                                                            $        18.20
------------------------------------------------------------------------------------------------
Service Shares:
Net asset value, redemption price per share and offering price per share
(based on net assets of $821,641,684 and 45,570,717 shares of beneficial
interest outstanding)                                                            $        18.03

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 25 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2007
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
INVESTMENT INCOME
-----------------------------------------------------------------------------------------
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $6,998)       $    9,038,683
Affiliated companies                                                             383,516
-----------------------------------------------------------------------------------------
Portfolio lending fees                                                           950,674
-----------------------------------------------------------------------------------------
Interest                                                                          21,102
                                                                          ---------------
Total investment income                                                       10,393,975

-----------------------------------------------------------------------------------------
EXPENSES
-----------------------------------------------------------------------------------------
Management fees                                                                5,996,201
-----------------------------------------------------------------------------------------
Distribution and service plan fees--Service shares                             1,913,997
-----------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Non-Service shares                                                                10,067
Service shares                                                                    10,421
-----------------------------------------------------------------------------------------
Shareholder communications:
Non-Service shares                                                                13,794
Service shares                                                                   109,141
-----------------------------------------------------------------------------------------
Trustees' compensation                                                            17,420
-----------------------------------------------------------------------------------------
Custodian fees and expenses                                                        5,083
-----------------------------------------------------------------------------------------
Administration service fees                                                        1,500
-----------------------------------------------------------------------------------------
Other                                                                             72,639
                                                                          ---------------
Total expenses                                                                 8,150,263
Less reduction to custodian expenses                                              (2,441)
Less waivers and reimbursements of expenses                                       (7,393)
                                                                          ---------------
Net expenses                                                                   8,140,429

-----------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                          2,253,546

-----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
-----------------------------------------------------------------------------------------
Net realized gain on:
Investments from unaffiliated companies                                       50,028,618
Foreign currency transactions                                                    357,606
                                                                          ---------------
Net realized gain                                                             50,386,224
-----------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                  (75,427,719)
Translation of assets and liabilities denominated in foreign currencies          151,255
                                                                          ---------------
Net change in unrealized appreciation                                        (75,276,464)

-----------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $  (22,636,694)
                                                                          ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 26 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                                      2007            2006
------------------------------------------------------------------------------------------------------------------
OPERATIONS
------------------------------------------------------------------------------------------------------------------
Net investment income                                                              $    2,253,546   $   1,411,195
------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                      50,386,224      27,049,092
------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                                 (75,276,464)     41,212,121
                                                                                   -------------------------------
Net increase (decrease) in net assets resulting from operations                       (22,636,694)     69,672,408

------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Non-Service shares                                                                       (284,891)        (79,081)
Service shares                                                                         (1,096,034)        (90,296)
                                                                                   -------------------------------
                                                                                       (1,380,925)       (169,377)
------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Non-Service shares                                                                     (3,038,041)     (1,560,912)
Service shares                                                                        (23,704,364)    (11,399,106)
                                                                                   -------------------------------
                                                                                      (26,742,405)    (12,960,018)

------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from beneficial interest transactions:
Non-Service shares                                                                     17,695,373      29,898,135
Service shares                                                                        230,810,116     271,706,391
                                                                                   -------------------------------
                                                                                      248,505,489     301,604,526

------------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------------
Total increase                                                                        197,745,465     358,147,539
------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                   717,835,451     359,687,912
                                                                                   -------------------------------
End of period (including accumulated net investment income of
$2,449,399 and $1,540,319, respectively)                                           $  915,580,916   $ 717,835,451
                                                                                   ===============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 27 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES   YEAR ENDED DECEMBER 31,               2007               2006             2005           2004           2003
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $   19.15           $  17.18         $  16.05       $  13.44       $   9.31
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                .09 1              .08 1            .04 1          .01 1         (.03)
Net realized and unrealized gain (loss)                    (.30)              2.46             1.51           2.60           4.16
                                                      ------------------------------------------------------------------------------
Total from investment operations                           (.21)              2.54             1.55           2.61           4.13
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       (.06)              (.03)              --             --             --
Distributions from net realized gain                       (.68)              (.54)            (.42)            --             --
                                                      ------------------------------------------------------------------------------
Total dividends and/or distributions to shareholders       (.74)              (.57)            (.42)            --             --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $   18.20           $  19.15         $  17.18       $  16.05       $  13.44
                                                      ==============================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                        (1.21)%            15.00%            9.92%         19.42%         44.36%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)              $  93,939           $ 81,405         $ 44,820       $ 38,636       $ 27,551
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $  94,815           $ 62,659         $ 39,708       $ 30,871       $ 20,271
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income (loss)                               0.48%              0.46%            0.23%          0.06%         (0.30)%
Total expenses                                             0.73% 4,5,6        0.77% 4,5        0.81% 6        0.83% 6        1.01% 6
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     115%               110%             110%           147%           130%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

      Year Ended December 31, 2007      0.73%
      Year Ended December 31, 2006      0.77%

5. Voluntary waiver or reimbursement of indirect management fees less than 0.005%.

6. Reduction to custodian expenses less than 0.005%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 28 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

SERVICE SHARES   YEAR ENDED DECEMBER 31,                   2007              2006            2005          2004           2003
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $   18.98         $   17.06       $   15.97      $   13.40      $    9.29
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                .05 1             .04 1            -- 1,2       (.02) 1        (.02)
Net realized and unrealized gain (loss)                    (.29)             2.42            1.51           2.59           4.13
                                                      ----------------------------------------------------------------------------
Total from investment operations                           (.24)             2.46            1.51           2.57           4.11
----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       (.03)               -- 2            --             --             --
Distributions from net realized gain                       (.68)             (.54)           (.42)            --             --
                                                      ----------------------------------------------------------------------------
Total dividends and/or distributions to shareholders       (.71)             (.54)           (.42)            --             --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $   18.03         $   18.98       $   17.06      $   15.97      $   13.40
                                                      ============================================================================

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                        (1.39)%           14.66%           9.71%         19.18%         44.24%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)              $ 821,642         $ 636,430       $ 314,868      $ 173,612      $  62,660
----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $ 766,102         $ 479,456       $ 221,324      $ 112,279      $  25,018
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                               0.23%             0.23%           0.02%         (0.14)%        (0.43)%
Total expenses                                             0.97% 5,6,7       1.00% 5,6       1.04% 7        1.06% 7        1.23% 7
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     115%              110%            110%           147%           130%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

      Year Ended December 31, 2007      0.97%
      Year Ended December 31, 2006      1.00%

6. Voluntary waiver or reimbursement of indirect management fees less than 0.005%.

7. Reduction to custodian expenses less than 0.005%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 29 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Main Street Small Cap Fund/VA (the "Fund") is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation. The Fund's investment adviser is OppenheimerFunds, Inc. (the "Manager").

      The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the closing price reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Shares of a registered investment company that are not traded on an exchange are valued at the acquired investment company's net asset value per share. "Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

--------------------------------------------------------------------------------
CONCENTRATION OF RISKS. The Fund from time to time may have elements of concentration risk due to the value of certain securities held compared to the overall net investments value of the Fund. Such concentrations may subject the Fund to additional risks.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.


                 30 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

      Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. The Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund's tax return filings remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.


                 31 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

                                                               NET UNREALIZED
                                                                 APPRECIATION
                                                             BASED ON COST OF
                                                               SECURITIES AND
   UNDISTRIBUTED    UNDISTRIBUTED            ACCUMULATED    OTHER INVESTMENTS
   NET INVESTMENT       LONG-TERM                   LOSS   FOR FEDERAL INCOME
   INCOME                    GAIN   CARRYFORWARD 1,2,3,4         TAX PURPOSES
   --------------------------------------------------------------------------
   $7,547,318         $42,946,708                $21,937          $12,244,504

1. The Fund had $1,265 of post-October foreign currency losses which were deferred.

2. The Fund had $20,672 of post-October passive foreign investment company losses which were deferred.

3. During the fiscal year ended December 31, 2007, the Fund did not utilize any capital loss carryforward.

4. During the fiscal year ended December 31, 2006, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for December 31, 2007. Net assets of the Fund were unaffected by the reclassifications.

                                                REDUCTION TO
                              INCREASE TO    ACCUMULATED NET
   INCREASE               ACCUMULATED NET      REALIZED GAIN
   TO PAID-IN CAPITAL   INVESTMENT INCOME   ON INVESTMENTS 5
   ---------------------------------------------------------
   $3,247,498                     $36,459         $3,283,957

5. $3,247,498, including $2,905,691 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

                                     YEAR ENDED          YEAR ENDED
                              DECEMBER 31, 2007   DECEMBER 31, 2006
   ----------------------------------------------------------------
   Distributions paid from:
   Ordinary income                  $ 2,813,251         $   848,573
   Long-term capital gain            25,310,079          12,280,822
                                    -------------------------------
   Total                            $28,123,330         $13,129,395
                                    ===============================

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2007 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

   Federal tax cost of securities   $1,125,556,995
                                    ==============

   Gross unrealized appreciation    $   91,049,437
   Gross unrealized depreciation       (78,804,933)
                                    --------------
   Net unrealized appreciation      $   12,244,504
                                    ==============


                 32 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Market discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.


                 33 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                             YEAR ENDED DECEMBER 31, 2007    YEAR ENDED DECEMBER 31, 2006
                                                  SHARES           AMOUNT        SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------
NON-SERVICE SHARES
Sold                                           1,931,787   $   37,725,561     2,252,265    $   40,943,154
Dividends and/or distributions reinvested        177,034        3,322,932        91,722         1,639,993
Redeemed                                      (1,200,537)     (23,353,120)     (700,330)      (12,685,012)
                                             -------------------------------------------------------------
Net increase                                     908,284   $   17,695,373     1,643,657    $   29,898,135
                                             =============================================================

----------------------------------------------------------------------------------------------------------
SERVICE SHARES
Sold                                          15,587,096   $  300,314,601    17,621,426    $  317,270,866
Dividends and/or distributions reinvested      1,328,184       24,744,065       639,766        11,362,246
Redeemed                                      (4,874,156)     (94,248,550)   (3,189,608)      (56,926,721)
                                             -------------------------------------------------------------
Net increase                                  12,041,124   $  230,810,116    15,071,584    $  271,706,391
                                             =============================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 31, 2007, were as follows:

                                    PURCHASES            SALES
      --------------------------------------------------------
      Investment securities    $ 1,198,139,130   $ 980,835,656

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

                       FEE SCHEDULE
                       ---------------------------------
                       Up to $200 million          0.75%
                       Next $200 million           0.72
                       Next $200 million           0.69
                       Next $200 million           0.66
                       Over $800 million           0.60

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services ("OFS"), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended December 31, 2007, the Fund paid $20,460 to OFS for services to the Fund.

      Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 per class, for class level assets of $10 million or more. Each class is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FOR SERVICE SHARES. The Fund has adopted a Distribution and Service Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the "Distributor"), for distribution related services, personal service and account maintenance for the Fund's Service shares. Under the Plan, payments are made periodically at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their


                 34 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA variable contract owners that hold Service shares. These fees are paid out of the Fund's assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

      The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF. During the year ended December 31, 2007, the Manager waived $7,393 for IMMF management fees.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

      Foreign currency exchange contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

      Risks to the Fund include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the coun-terparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received.

      As of December 31, 2007, the Fund had no outstanding forward contracts.

--------------------------------------------------------------------------------
6. ILLIQUID OR RESTRICTED SECURITIES

As of December 31, 2007, investments in securities included issues that are illiquid or restricted. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid and restricted securities. Certain restricted securities, eligible for resale to qualified institutional purchasers, may not be subject to that limitation. Securities that are illiquid or restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

--------------------------------------------------------------------------------
7. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur


                 35 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
7. SECURITIES LENDING Continued

during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As of December 31, 2007, the Fund had on loan securities valued at $214,747,576. Collateral of $221,919,567 was received for the loans, of which $221,745,498 was received in cash and subsequently invested in approved instruments.

--------------------------------------------------------------------------------
8. RECENT ACCOUNTING PRONOUNCEMENT

In September 2006, Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of December 31, 2007, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.


                 36 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER MAIN STREET SMALL CAP FUND/VA:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Main Street Small Cap Fund/VA (the "Fund"), a series of Oppenheimer Variable Account Funds, including the statement of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
February 13, 2008


                 37 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2008, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2007. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Capital gain distributions of $0.6411 per share were paid to Non-Service and Service shareholders, respectively, on March 12, 2007. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

      Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2007 which are not designated as capital gain distributions should be multiplied by 62.61% to arrive at the amount eligible for the corporate dividend-received deduction.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                 38 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                 39 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Trustees (the "Board"), including a majority of the independent Trustees, is required to determine whether to renew the Fund's investment advisory agreement (the "Agreement"). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

      The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager's services, (ii) the investment performance of the Fund and the Manager,
(iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. Outlined below is a summary of the principal information considered by the Board as well as the Board's conclusions.

      The Board was aware that there are alternatives to retaining the Manager.

      NATURE, QUALITY AND EXTENT OF SERVICES. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager's key personnel who provide such services. The Manager's duties include providing the Fund with the services of the portfolio managers and the Manager's investment team, who provide research, analysis and other advisory services in regard to the Fund's investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund's investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund's operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund's shares. The Manager also provides the Fund with office space, facilities and equipment.

      The Board also considered the quality of the services provided and the quality of the Manager's resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager's administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager's key personnel and the size and functions of its staff providing investment management services to the Fund. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Nikolaos D. Monoyios and Mark Zavanelli and the Manager's Disciplined Strategies Equity investment team and analysts. Mr. Monoyios has been a portfolio manager of the Fund since October 2003 and Mr. Zavanelli has been a portfolio manager of the Fund since April 1998. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. In light of the foregoing, the Board concluded that the Fund benefits from the services provided under the Agreement as a result of the Manager's experience, reputation, personnel, operations, and resources.


                 40 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

      INVESTMENT PERFORMANCE OF THE MANAGER AND THE FUND. During the year, the Manager provided information on the investment performance of the Fund and the Manager at each Board meeting, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund's historical performance to relevant market indices and to the performance of other small-cap core funds underlying variable insurance products. The Board noted that the Fund's three-year and five-year performance were better than its peer group median although its one-year performance was below its peer group median. The Board also noted that the Fund's short-term performance had improved based on its year-to-date performance as of April 30, 2007.

      COSTS OF SERVICES AND PROFITS REALIZED BY THE MANAGER. The Board considered information regarding the Manager's costs in serving as the Fund's investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager's profitability from its relationship with the Fund. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other small-cap core funds underlying variable insurance products. The Board noted that the Fund's contractual and actual management fees are lower than its peer group median.

      ECONOMIES OF SCALE. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund's assets grow.

      OTHER BENEFITS TO THE MANAGER. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager's affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders.

      CONCLUSIONS. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees' counsel are both independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement for another year. In arriving at this decision, the Board considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.


                 41 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH    PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD; NUMBER OF
THE  FUNDS, LENGTH OF          PORTFOLIOS IN THE FUNDS COMPLEX CURRENTLY OVERSEEN
SERVICE, AGE

INDEPENDENT                    THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL, COLORADO
TRUSTEES                       80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR HER RESIGNATION, RETIREMENT,
                               DEATH OR REMOVAL.

WILLIAM L. ARMSTRONG,          President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since
Chairman of the Board          1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage
of Trustees (since 2003),      Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway
Trustee (since 1999)           Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company)
Age: 70                        (since 1992), Campus Crusade for Christ (non-profit) (since 1991); Former Director, The Lynde and
                               Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland
                               Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance
                               (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and
                               Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident
                               (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company)
                               (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator
                               (January 1979-January 1991). Oversees 39 portfolios in the OppenheimerFunds complex.

GEORGE C. BOWEN,               Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April
Trustee (since 1999)           1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999);
Age: 71                        Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr. Bowen
                               held several positions with the Manager and with subsidiary or affiliated companies of the Manager
                               (September 1987-April 1999). Oversees 39 portfolios in the OppenheimerFunds complex.

EDWARD L. CAMERON,             Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-May 2006);
Trustee (since 1999)           Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price
Age: 69                        Waterhouse LLP Global Investment Management Industry Services Group (financial services firm) (July
                               1994-June 1998). Oversees 39 portfolios in the OppenheimerFunds complex.

JON S. FOSSEL,                 Director of UNUMProvident (insurance company) (since June 2002); Director of Northwestern Energy
Trustee (since 1998)           Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October
Age: 66                        1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February
                               1998-February 2003 and since February 2005); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer
                               and Director of the following: Oppenheimer Acquisition Corp. ("OAC") (parent holding company of the
                               Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995).
                               Oversees 39 portfolios in the OppenheimerFunds complex.

SAM FREEDMAN,                  Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held
Trustee (since 1998)           several positions with the Manager and with subsidiary or affiliated companies of the Manager (until
Age: 67                        October 1994). Oversees 39 portfolios in the OppenheimerFunds complex.

BEVERLY L. HAMILTON,           Trustee of Monterey Institute for International Studies (educational organization) (since February
Trustee (since 2002)           2000); Board Member of Middlebury College (educational organization) (since December 2005); Director
Age: 61                        of The California Endowment (philanthropic organization) (since April 2002); Director (February
                               2002-2005) and Chairman of Trustees (since 2006) of the Community Hospital of Monterey Peninsula;
                               Director (October 1991-2005) and Vice Chairman (since 2006) of American Funds' Emerging Markets
                               Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April
                               2000); Member of the investment committees of The Rockefeller Foundation (since 2001) and The
                               University of Michigan (since 2000); Advisor at Credit Suisse First Boston's Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds
                               (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company)
                               (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and
                               Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 39 portfolios in the
                               OppenheimerFunds complex.


                 42 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

ROBERT J. MALONE,              Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University
Trustee (since 2002)           (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of
Age: 63                        Steele Street State Bank (commercial banking) (since August 2003); Director of Colorado UpLIFT
                               (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank- Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and
                               Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 39 portfolios in the OppenheimerFunds complex.

F. WILLIAM MARSHALL, JR.,      Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company)
Trustee (since 2000)           (since 1996) and MML Series Investment Fund (investment company) (since 1996); Trustee of Worcester
Age: 65                        Polytech Institute (since 1985); Chairman (since 1994) of the Investment Committee of the Worcester
                               Polytech Institute (private university); President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); and Executive Vice President of Peoples Heritage Financial Group,
                               Inc. (commercial bank) (January 1999-July 1999). Oversees 41 portfolios in the OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE             THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW YORK,
AND OFFICER                    NEW YORK 10281-1008. MR. MURPHY SERVES AS A TRUSTEE FOR AN INDEFINITE TERM, OR UNTIL HIS
                               RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER FOR AN INDEFINITE TERM, OR UNTIL HIS
                               RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR. MURPHY IS AN INTERESTED TRUSTEE DUE TO HIS POSITIONS
                               WITH OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

JOHN V. MURPHY,                Chairman, Chief Executive Officer and Director of the Manager (since June 2001); President of the
Trustee, President and         Manager (September 2000-March 2007); President and director or trustee of other Oppenheimer funds;
Principal Executive Officer    President and Director of Oppenheimer Acquisition Corp. ("OAC") (the Manager's parent holding
(since 2001)                   company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager)
Age: 58                        (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager)
                               (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder
                               Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager)
                               (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI
                               Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity Investment
                               Management Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset
                               Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November
                               2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice
                               President of Massachusetts Mutual Life Insurance Company (OAC's parent company) (since February
                               1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management
                               LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company
                               Institute's Board of Governors (since October 2003). Oversees 102 portfolios in the OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS OF              THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS. MONOYIOS, ZAVANELLI,
THE FUND                       ZACK, GILLESPIE AND MS. BLOOMBERG, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NEW YORK
                               10281-1008, FOR MESSRS. VANDEHEY, WIXTED, PETERSEN, SZILAGYI AND MS. IVES, 6803 S. TUCSON WAY,
                               CENTENNIAL, COLORADO 80112-3924. EACH OFFICER SERVES FOR AN INDEFINITE OR UNTIL HIS OR HER
                               RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

NIKOLAOS D. MONOYIOS,          Senior Vice President of the Manager (since October 2003); a Chartered Financial Analyst. Formerly
Vice President and Portfolio   Vice President of the Manager (April 1998-September 2003). A portfolio manager and officer of 6
Manager (since 2003)           portfolios in the OppenheimerFunds complex.
Age: 58

MARK ZAVANELLI,                Vice President of the Manager (since November 2000); a Chartered Financial Analyst. Prior to joining
Vice President (since 2001)    the Manager in May 1998, President of Waterside Capital Management, a registered investment advisor
Age: 37                        (August 1995-April 1998). A portfolio manager and officer of 3 portfolios in the OppenheimerFunds complex.

MARK S. VANDEHEY,              Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief
Vice President and Chief       Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder
Compliance Officer             Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial
(since 2004)                   Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President
Age: 57                        and Director of Internal Audit of the Manager (1997-February 2004). An officer of 102 portfolios in the OppenheimerFunds complex.


                 43 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

BRIAN W. WIXTED,               Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following:
Treasurer and Principal        HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services,
Financial & Accounting         Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (since March
Officer (since 1999)           1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and
Age: 48                        OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November
                               2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager)
                               (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March
                               1999), Centennial Asset Management Corporation (March 1999- October 2003) and OppenheimerFunds Legacy
                               Program (April 2000-June 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

BRIAN S. PETERSEN,             Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August
Assistant Treasurer            2002-February 2007); Manager/Financial Product Accounting of the Manager (November 1998-July 2002).
(since 2004)                   An officer of 102 portfolios in the OppenheimerFunds complex.
Age: 37

BRIAN C. SZILAGYI,             Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting and
Assistant Treasurer            Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of Berger
(since 2005)                   Financial Group LLC (May 2001-March 2003). An officer of 102 portfolios in the OppenheimerFunds
Age: 37                        complex.

ROBERT G. ZACK,                Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager;
Vice President and             General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial
Secretary (since 2001)         Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of
Age: 59                        HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC
                               (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001)
                               of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of
                               Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset
                               Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of
                               Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior
                               Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company
                               (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior
                               Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001);
                               Director of OppenheimerFunds (Asia) Limited (since December 2003); Senior Vice President (May
                               1985-December 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

LISA I. BLOOMBERG,             Vice President and Associate Counsel of the Manager (since May 2004); First Vice President (April
Assistant Secretary            2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services,
(since 2004)                   Inc. An officer of 102 portfolios in the OppenheimerFunds complex.
Age: 40

PHILLIP S. GILLESPIE,          Senior Vice President and Deputy General Counsel of the Manager (since September 2004); First Vice
Assistant Secretary            President (2000-September 2004), Director (2000-September 2004) and Vice President (1998-2000) of
(since 2004)                   Merrill Lynch Investment Management. An officer of 102 portfolios in the OppenheimerFunds complex.
Age: 44

KATHLEEN T. IVES,              Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since October 2003) of
Assistant Secretary            the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the
(since 2001)                   Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003);
Age: 42                        Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant
                               Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since December
                               2001); Assistant Counsel of the Manager (August 1994-October 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING 1.800.981.2871.


                 44 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA




DECEMBER 31, 2007

--------------------------------------------------------------------------------

      Oppenheimer                                                 Management
      Value Fund/VA                                              Commentaries
      A Series of Oppenheimer Variable Account Fund                   and
                                                                 Annual Report

--------------------------------------------------------------------------------

      MANAGEMENT COMMENTARIES

         Listing of Top Holdings

      ANNUAL REPORT                                             [GRAPHIC]

         Fund Performance Discussion

         Listing of Investments

         Financial Statements

                                                [LOGO]  OPPENHEIMERFUNDS(R)
                                                        The Right Way to Invest

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. We are pleased that the Fund reported positive results during the 12-month period ended December 31, 2007 with its Non-Service shares earning a 5.89% return versus the -0.17% return of its primary benchmark, the Russell 1000 Value Index, for the same time period.

      The Fund's best relative performance stemmed from its holdings in the industrials, consumer discretionary and utilities sectors. Within the industrials sector, the Fund benefited from its holdings in Siemens AG, one of the world's largest electrical, engineering and electronics companies and a large position for the Fund. We view Siemens as a turnaround story, a stock that was one of the Fund's laggards only a short time ago and one in which we had faith in its ability to successfully implement its margin improvement strategies. The Fund's holdings in Navistar International Corp., a trucking firm, also flourished as the stock was discovered by other investors during the reporting period. When we initiated our stock purchase in Navistar, we knew that the trucking business is often volatile because it is closely linked to regulatory changes mandated by the Environmental Protection Agency (EPA) due to ongoing emissions standards. However, in our view, the stock was selling at an attractive price, especially considering the potential long-term earnings power of the business. The stock has performed well for the Fund and has been a large contributor to its overall return. The Fund also benefited from its holdings in Deere & Co.

      The lion's share of the Fund's consumer discretionary relative outperformance can be traced to its holdings in Liberty Global, Inc., a cable company that primarily services Europe and Japan. The company has continued to grow its cash flow through strength in its penetration of telephone and high-speed data services. In addition, Liberty Global has created value through a number of shrewd capital management decisions where it divested itself of select individual properties at attractive valuations and then used the proceeds to buy back stock at cheap valuations.

      Among the Fund's utilities holdings, Exelon Corp., FirstEnergy Corp. and Reliant Energy, Inc. ranked among its better performers (we exited our position in Reliant and took profits). All three companies advanced on growing investor optimism regarding a tightening power market in the areas they served. In addition, because Exelon's power generation fleet is largely nuclear, there appears to be optimism that the company will benefit from any type of carbon constraints that would raise marginal costs of power for its non-nuclear competitors.

      On the other hand, the Fund received disappointing results from its financials stocks, most notably E*Trade Financial Corp., Freddie Mac, UBS AG, Wachovia Corp. and Ambac Financial Group, Inc. In the case of E*Trade, the company's stock price faltered due to losses experienced within its home equity loan portfolio. We exited our position. Freddie Mac, also known as the Federal Home Loan Mortgage Corp., underperformed due to growing housing market risks and we have since exited the position. UBS's stock price fell sharply due to losses within its fixed-income trading business. However, we continue to like the stock and view the recent stock price weakness as overdone given the recent management changes and the company's ability to produce strong gains in its wealth management group. Wachovia, like many other banks, suffered due to consumer credit fears and as a result of investor concerns regarding its purchase of Golden West Financial, a thrift company. Ambac Financial Group, which provides credit guarantees for all sorts of bonds, including mortgages and collateralized debt obligations, also experienced difficulties as investors became concerned about potential bond losses. We have since sold the stock. Otherwise, the Fund's relative performance was hurt by underweighting the telecommunications services sector during a time when the sector did well.

      As of December 31, 2007, the Fund's most significant overweight position relative to the Russell 1000 Value Index was in the information technology area. Conversely, the Fund's most prominent relative underweight positions were within the financials and energy sectors.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2007. In the case of Non-Service shares, performance is measured from inception of the class on January 2, 2003. In the case of Service shares, performance is measured from inception of the class on September 18, 2006. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

      The Fund's performance is compared to the performance of the Russell 1000 Value Index, an unmanaged index of equity securities of large capitalization companies that is a measure of the large-cap value market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graph shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                         3 | OPPENHEIMER VALUE FUND/VA

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

NON-SERVICE SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Value Fund/VA (Non-Service)
   Russell 1000 Value Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                    Oppenheimer Value Fund/VA          Russell 1000 Value
                          (Non-Service)                      Index

01/02/2003                   $10,000                        $10,000
03/31/2003                   $ 9,230                        $ 9,514
06/30/2003                   $10,800                        $11,157
09/30/2003                   $11,250                        $11,387
12/31/2003                   $12,900                        $13,003
03/31/2004                   $13,152                        $13,397
06/30/2004                   $13,100                        $13,515
09/30/2004                   $13,194                        $13,723
12/31/2004                   $14,771                        $15,148
03/31/2005                   $14,795                        $15,161
06/30/2005                   $15,048                        $15,415
09/30/2005                   $15,759                        $16,014
12/31/2005                   $15,640                        $16,216
03/31/2006                   $16,117                        $17,178
06/30/2006                   $15,948                        $17,280
09/30/2006                   $16,803                        $18,355
12/31/2006                   $17,834                        $19,824
03/31/2007                   $18,605                        $20,070
06/30/2007                   $20,129                        $21,058
09/30/2007                   $20,314                        $21,007
12/31/2007                   $18,885                        $19,789

AVERAGE ANNUAL TOTAL RETURNS OF NON-SERVICE SHARES OF THE FUND AT 12/31/07

1-Year   5.89%     5-Year   N/A     Since Inception (1/2/03)   13.57%

SERVICE SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Value Fund/VA (Service)
   Russell 1000 Value Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                    Oppenheimer Value Fund/VA          Russell 1000 Value
                            (Service)                        Index

09/18/2006                   $10,000                        $10,000
09/30/2006                   $10,076                        $10,000
12/31/2006                   $10,680                        $10,800
03/31/2007                   $11,151                        $10,934
06/30/2007                   $12,056                        $11,473
09/30/2007                   $12,157                        $11,445
12/31/2007                   $11,290                        $10,781

AVERAGE ANNUAL TOTAL RETURNS OF SERVICE SHARES OF THE FUND AT 12/31/07

1-Year   5.70%     5-Year   N/A     Since Inception (9/18/06)  9.89%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL US AT 1.800.981.2871. THE FUND'S TOTAL RETURNS SHOULD NOT BE EXPECTED TO BE THE SAME AS THE RETURNS OF OTHER FUNDS, WHETHER OR NOT BOTH FUNDS HAVE THE SAME PORTFOLIO MANAGERS AND/OR SIMILAR NAMES. THE FUND'S TOTAL RETURNS DO NOT INCLUDE THE CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT PRODUCTS THAT OFFER THIS FUND. SUCH PERFORMANCE WOULD HAVE BEEN LOWER IF SUCH CHARGES WERE TAKEN INTO ACCOUNT


                         4 | OPPENHEIMER VALUE FUND/VA

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2007.

ACTUAL EXPENSES. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

------------------------------------------------------------------------------------
                                BEGINNING      ENDING              EXPENSES
                                ACCOUNT        ACCOUNT             PAID DURING
                                VALUE          VALUE               6 MONTHS ENDED
ACTUAL                          JULY 1, 2007   DECEMBER 31, 2007   DECEMBER 31, 2007
------------------------------------------------------------------------------------
Non-Service Shares              $  1,000.00    $  938.20           $  6.13
------------------------------------------------------------------------------------
Service Shares                     1,000.00       936.40              7.35

HYPOTHETICAL
(5% return before expenses)
------------------------------------------------------------------------------------
Non-Service Shares                 1,000.00     1,018.90              6.38
------------------------------------------------------------------------------------
Service Shares                     1,000.00     1,017.64              7.66

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended December 31, 2007 are as follows:

CLASS                    EXPENSE RATIOS
---------------------------------------
Non-Service Shares           1.25%
---------------------------------------
Service Shares               1.50

The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund's Manager that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

--------------------------------------------------------------------------------


                          5 | OPPENHEIMER VALUE FUND/VA

STATEMENT OF INVESTMENTS  December 31, 2007
--------------------------------------------------------------------------------

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
COMMON STOCKS--98.2%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--7.0%
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--0.6%
Starwood Hotels & Resorts Worldwide, Inc.               1,070   $        47,112
--------------------------------------------------------------------------------
MEDIA--6.0%
Cinemark Holdings, Inc.                                 5,020            85,340
--------------------------------------------------------------------------------
Liberty Global, Inc., Series C 1                        6,748           246,909
--------------------------------------------------------------------------------
News Corp., Inc., Cl. A                                 8,042           164,781
                                                                ----------------
                                                                        497,030

--------------------------------------------------------------------------------
SPECIALTY RETAIL--0.4%
OfficeMax, Inc.                                         1,640            33,882
--------------------------------------------------------------------------------
CONSUMER STAPLES--9.2%
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--3.2%
Costco Wholesale Corp.                                  2,579           179,911
--------------------------------------------------------------------------------
Walgreen Co.                                            2,160            82,253
                                                                ----------------
                                                                        262,164

--------------------------------------------------------------------------------
FOOD PRODUCTS--2.6%
ConAgra Foods, Inc.                                     8,940           212,683
--------------------------------------------------------------------------------
TOBACCO--3.4%
Altria Group, Inc.                                      3,671           277,454
--------------------------------------------------------------------------------
ENERGY--12.2%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--1.7%
Halliburton Co.                                         3,410           129,273
--------------------------------------------------------------------------------
ION Geophysical Corp. 1                                   640            10,099
                                                                ----------------
                                                                        139,372

--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS--10.5%
Exxon Mobil Corp.                                       4,776           447,463
--------------------------------------------------------------------------------
Murphy Oil Corp.                                        3,230           274,033
--------------------------------------------------------------------------------
Total SA, Sponsored ADR                                 1,667           137,694
                                                                ----------------
                                                                        859,190

--------------------------------------------------------------------------------
FINANCIALS--23.9%
--------------------------------------------------------------------------------
CAPITAL MARKETS--10.0%
Credit Suisse Group, ADR                                6,870           412,887
--------------------------------------------------------------------------------
UBS AG                                                  8,836           406,456
                                                                ----------------
                                                                        819,343

--------------------------------------------------------------------------------
COMMERCIAL BANKS--4.7%
Wachovia Corp.                                         10,054           382,354
--------------------------------------------------------------------------------
CONSUMER FINANCE--2.5%
American Express Co.                                    3,970           206,519
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--3.0%
Bank of America Corp.                                   5,930           244,672
--------------------------------------------------------------------------------
INSURANCE--3.7%
Everest Re Group Ltd.                                   1,327           133,231
--------------------------------------------------------------------------------
National Financial Partners Corp.                       3,840           175,142
                                                                ----------------
                                                                        308,373

                                                       SHARES            VALUE
--------------------------------------------------------------------------------
HEALTH CARE--8.5%
--------------------------------------------------------------------------------
BIOTECHNOLOGY--0.1%
Vanda Pharmaceuticals, Inc. 1                             715   $         4,919
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--1.8%
DaVita, Inc. 1                                          1,100            61,985
--------------------------------------------------------------------------------
Medco Health Solutions, Inc. 1                            840            85,176
                                                                ----------------
                                                                        147,161

--------------------------------------------------------------------------------
PHARMACEUTICALS--6.6%
Johnson & Johnson                                       4,670           311,489
--------------------------------------------------------------------------------
Novartis AG, ADR                                        2,165           117,581
--------------------------------------------------------------------------------
Schering-Plough Corp.                                   4,480           119,347
                                                                ----------------
                                                                        548,417

--------------------------------------------------------------------------------
INDUSTRIALS--8.1%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--1.3%
Alliant Techsystems, Inc. 1                               169            19,225
--------------------------------------------------------------------------------
United Technologies Corp.                               1,099            84,117
                                                                ----------------
                                                                        103,342

--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--3.8%
--------------------------------------------------------------------------------
Siemens AG, Sponsored ADR                               1,994           313,776
--------------------------------------------------------------------------------
MACHINERY--3.0%
Deere & Co.                                               930            86,602
--------------------------------------------------------------------------------
Navistar International Corp. 1                          3,033           164,389
                                                                ----------------
                                                                        250,991

--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--9.8%
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--1.4%
Sun Microsystems, Inc. 1                                6,560           118,933
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--6.5%
Broadcom Corp., Cl. A 1                                 6,240           163,114
--------------------------------------------------------------------------------
KLA-Tencor Corp.                                        3,460           166,634
--------------------------------------------------------------------------------
Lam Research Corp. 1                                    4,710           203,613
                                                                ----------------
                                                                        533,361

--------------------------------------------------------------------------------
SOFTWARE--1.9%
--------------------------------------------------------------------------------
Take-Two Interactive Software, Inc. 1                   8,260           152,397
--------------------------------------------------------------------------------
MATERIALS--5.2%
--------------------------------------------------------------------------------
CHEMICALS--3.4%
BASF AG, Sponsored ADR                                    640            94,336
--------------------------------------------------------------------------------
FMC Corp.                                               1,690            92,190
--------------------------------------------------------------------------------
Lubrizol Corp. (The)                                    1,687            91,368
                                                                ----------------
                                                                        277,894

--------------------------------------------------------------------------------
METALS & MINING--1.8%
Carpenter Technology Corp.                              1,930           145,078


                          6 | OPPENHEIMER VALUE FUND/VA

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--6.5%
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--5.6%
AT&T, Inc.                                             11,070   $       460,069
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--0.9%
Sprint Nextel Corp.                                     5,470            71,821
--------------------------------------------------------------------------------
UTILITIES--7.8%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--7.5%
Exelon Corp.                                            3,576           291,945
--------------------------------------------------------------------------------
FirstEnergy Corp.                                       4,470           323,361
                                                                ----------------
                                                                        615,306

--------------------------------------------------------------------------------
ENERGY TRADERS--0.3%
Dynegy, Inc., Cl. A 1                                   3,823            27,296
                                                                ----------------
Total Common Stocks (Cost $7,628,960)                                 8,060,909

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
INVESTMENT COMPANIES--2.2%
--------------------------------------------------------------------------------
Oppenheimer Institutional
Money Market Fund, Cl. E, 5.03% 2,3
(Cost $177,433)                                       177,433   $       177,433

--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $7,806,393)                                       100.4%        8,238,342
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                    (0.4)          (29,245)
                                                      --------------------------
NET ASSETS                                              100.0%  $     8,209,097
                                                      ==========================

INDUSTRY CLASSIFICATIONS ARE UNAUDITED.

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. Rate shown is the 7-day yield as of December 31, 2007.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2007, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                                    SHARES       GROSS        GROSS              SHARES
                                                         DECEMBER 31, 2006   ADDITIONS   REDUCTIONS   DECEMBER 31, 2007
-----------------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market Fund, Cl. E                 183,179   6,213,322    6,219,068             177,433

                                                                                                               DIVIDEND
                                                                                              VALUE              INCOME
-----------------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market Fund, Cl. E                                       $  177,433            $ 14,962

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                          7 | OPPENHEIMER VALUE FUND/VA

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2007
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------------------------------------------
Investments, at value--see accompanying statement of investments:
Unaffiliated companies (cost $7,628,960)                                                      $    8,060,909
Affiliated companies (cost $177,433)                                                                 177,433
                                                                                              ---------------
                                                                                                   8,238,342
-------------------------------------------------------------------------------------------------------------
Cash                                                                                                  26,069
-------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest sold                                                                    26,198
Investments sold                                                                                      11,745
Dividends                                                                                              8,567
Other                                                                                                  3,421
                                                                                              ---------------
Total assets                                                                                       8,314,342

-------------------------------------------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Shares of beneficial interest redeemed                                                                79,022
Legal, auditing and other professional fees                                                           18,892
Distribution and service plan fees                                                                     3,805
Trustees' compensation                                                                                 2,761
Other                                                                                                    765
                                                                                              ---------------
Total liabilities                                                                                    105,245

-------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                    $    8,209,097
                                                                                              ===============

-------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
-------------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                                    $          699
-------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                         8,082,503
-------------------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                                       (2,761)
-------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                                        (303,293)
-------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                           431,949
                                                                                              ---------------
NET ASSETS                                                                                    $    8,209,097
                                                                                              ===============

-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
-------------------------------------------------------------------------------------------------------------
Non-Service Shares:
Net asset value, redemption price per share and offering price per share
(based on net assets of $1,727,735 and 147,344 shares of beneficial interest outstanding)     $        11.73
-------------------------------------------------------------------------------------------------------------
Service Shares:
Net asset value, redemption price per share and offering price per share
(based on net assets of $6,481,362 and 551,777 shares of beneficial interest outstanding)     $        11.75

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                          8 | OPPENHEIMER VALUE FUND/VA

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2007
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
-------------------------------------------------------------------------------------------------------------
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $2,998)                           $      111,453
Affiliated companies                                                                                  14,962
-------------------------------------------------------------------------------------------------------------
Interest                                                                                                  16
                                                                                              ---------------
Total investment income                                                                              126,431

-------------------------------------------------------------------------------------------------------------
EXPENSES
-------------------------------------------------------------------------------------------------------------
Management fees                                                                                       46,993
-------------------------------------------------------------------------------------------------------------
Distribution and service plan fee--Service shares                                                      8,775
-------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fee--Service shares                                              57
-------------------------------------------------------------------------------------------------------------
Shareholder communications:
Non-Service shares                                                                                     2,778
Service shares                                                                                         2,201
-------------------------------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                                           26,698
-------------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                                 6,118
-------------------------------------------------------------------------------------------------------------
Administration service fees                                                                            1,500
-------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                              222
-------------------------------------------------------------------------------------------------------------
Other                                                                                                  3,081
                                                                                              ---------------
Total expenses                                                                                        98,423
Less reduction to custodian expenses                                                                      (7)
Less waivers and reimbursements of expenses                                                          (11,387)
                                                                                              ---------------
Net expenses                                                                                          87,029

-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                 39,402

-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------
Net realized loss on investments from unaffiliated companies                                         (87,194)
-------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                                                   7,138

-------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                          $      (40,654)
                                                                                              ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                          9 | OPPENHEIMER VALUE FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                                             2007             2006
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
-------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                   $       39,402   $       (8,861)
-------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                                              (87,194)         359,434
-------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                                                   7,138           23,864
                                                                                               --------------------------------
Net increase (decrease) in net assets resulting from operations                                       (40,654)         374,437

-------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Non-Service shares                                                                                    (14,051)          (1,194)
Service shares                                                                                        (22,582)              --
                                                                                               --------------------------------
                                                                                                      (36,633)          (1,194)
-------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Non-Service shares                                                                                    (64,829)        (263,215)
Service shares                                                                                       (232,359)         (37,589)
                                                                                               --------------------------------
                                                                                                     (297,188)        (300,804)

-------------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares                                                                                 (1,050,500)              --
Service shares                                                                                      6,521,885          477,488
                                                                                               --------------------------------
                                                                                                    5,471,385          477,488

-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
Total increase                                                                                      5,096,910          549,927
-------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                                 3,112,187        2,562,260
                                                                                               --------------------------------
End of period (including accumulated net investment loss of $2,761 and $5,081, respectively)   $    8,209,097   $    3,112,187
                                                                                               ================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         10 | OPPENHEIMER VALUE FUND/ VA

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES YEAR ENDED DECEMBER 31,                   2007        2006         2005         2004         2003 1
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $    11.58    $  11.16    $   12.26    $   12.90    $     10.00
-----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                  .10 2      (.03) 2       .02 2       (.01) 2         .03
Net realized and unrealized gain                              .59        1.61          .71         1.82           2.87
                                                       ----------------------------------------------------------------
Total from investment operations                              .69        1.58          .73         1.81           2.90
-----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                         (.10)       (.01)        (.02)        (.03)            --
Distributions from net realized gain                         (.44)      (1.15)       (1.81)       (2.42)            --
                                                       ----------------------------------------------------------------
Total dividends and/or distributions to shareholders         (.54)      (1.16)       (1.83)       (2.45)            --
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $    11.73    $  11.58    $   11.16    $   12.26    $     12.90
                                                       ================================================================

-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                           5.89%      14.03%        5.88%       14.50%         29.00%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $    1,728    $  2,657    $   2,562    $   2,815    $     3,871
-----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $    2,753    $  2,695    $   2,878    $   3,370    $     3,205
-----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                                 0.80%      (0.29)%       0.15%       (0.08)%         0.27%
Total expenses                                               1.49% 5     2.14% 5      1.78%        1.82%          1.39%
Expenses after payments, waivers and/or
reimbursements and reduction to custodian expenses           1.25%       2.14%        1.78%        1.82%          1.39%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       142%        124%          86%         100%           120%

1. For the period from January 2, 2003 (commencement of operations) to December 31, 2003.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

   Year Ended December 31, 2007     1.49%
   Year Ended December 31, 2006     2.14%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         11 | OPPENHEIMER VALUE FUND/VA

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

SERVICE SHARES YEAR ENDED DECEMBER 31,                                                                        2007    2006 1
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                       $ 11.57   $ 11.89
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) 2                                                                                 .06      (.05)
Net realized and unrealized gain                                                                               .60       .88
                                                                                                           -------------------
Total from investment operations                                                                               .66       .83
------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                                                          (.04)       --
Distributions from net realized gain                                                                          (.44)    (1.15)
                                                                                                           -------------------
Total dividends and/or distributions to shareholders                                                          (.48)    (1.15)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                             $ 11.75   $ 11.57
                                                                                                           ===================

------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                                                                            5.70%     6.81%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                                                   $ 6,481   $   455
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                                                          $ 3,527   $   268
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                                                                                  0.49%    (1.30)%
Total expenses 5                                                                                              1.63%     2.89%
Expenses after payments, waivers and/or
reimbursements and reduction to custodian expenses                                                            1.50%     2.88%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                                        142%      124%

1. For the period from September 18, 2006 (inception of offering) to December 31, 2006.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

   Year Ended December 31, 2006   1.63%
   Year Ended December 31, 2007   2.89%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         12 | OPPENHEIMER VALUE FUND/VA

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Value Fund/VA (the "Fund") is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings. Realization of current income is a secondary consideration. The Fund's investment adviser is OppenheimerFunds, Inc. (the "Manager"). As of December 31, 2007, 100% of the Fund's Non-Service shares were owned by the Manager.

      The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the closing price reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Shares of a registered investment company that are not traded on an exchange are valued at the acquired investment company's net asset value per share. "Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

      Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign


                         13 | OPPENHEIMER VALUE FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. The Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund's tax return filings remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                NET UNREALIZED
                                                                  APPRECIATION
                                                              BASED ON COST OF
                                                                SECURITIES AND
   UNDISTRIBUTED    UNDISTRIBUTED             ACCUMULATED    OTHER INVESTMENTS
   NET INVESTMENT       LONG-TERM                    LOSS   FOR FEDERAL INCOME
   INCOME                    GAIN    CARRYFORWARD 1,2,3,4         TAX PURPOSES
   ---------------------------------------------------------------------------
   $--                        $--                $291,907             $420,561

1. As of December 31, 2007, the Fund had $291,449 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2016.

2. The Fund had $458 of straddle losses which were deferred.

3. During the fiscal year ended December 31, 2007, the Fund did not utilize any capital loss carryforward.

4. During the fiscal year ended December 31, 2006, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.


                         14 | OPPENHEIMER VALUE FUND/VA

Accordingly, the following amounts have been reclassified for December 31, 2007. Net assets of the Fund were unaffected by the reclassifications.

                                                              REDUCTION TO
                                          INCREASE TO      ACCUMULATED NET
        REDUCTION TO PAID-IN          ACCUMULATED NET     REALIZED LOSS ON
        CAPITAL                       INVESTMENT LOSS          INVESTMENTS
        ------------------------------------------------------------------
        $  202                              $     449            $     651

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

                                           YEAR ENDED           YEAR ENDED
                                    DECEMBER 31, 2007    DECEMBER 31, 2006
        ------------------------------------------------------------------
        Distributions paid from:
        Ordinary income                     $ 113,473            $  14,671
        Long-term capital gain                220,348              287,327
                                            ------------------------------
        Total                               $ 333,821            $ 301,998
                                            ==============================

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2007 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

        Federal tax cost of securities             $  7,817,781
                                                   ============

        Gross unrealized appreciation              $    865,593
        Gross unrealized depreciation                  (445,032)
                                                   ------------
        Net unrealized appreciation                $    420,561
                                                   ============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Market discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction


                         15 | OPPENHEIMER VALUE FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                        YEAR ENDED DECEMBER 31, 2007     YEAR ENDED DECEMBER 31, 2006 1
                                                              SHARES          AMOUNT              SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------------
NON-SERVICE SHARES
Sold                                                              --   $          --                  --     $       --
Dividends and/or distributions reinvested                         --              --                  --             --
Redeemed                                                     (82,215)     (1,050,500)                 --             --
                                                             -----------------------------------------------------------
Net decrease                                                 (82,215)  $  (1,050,500)                 --     $       --
                                                             ===========================================================

------------------------------------------------------------------------------------------------------------------------
SERVICE SHARES
Sold                                                         525,491   $   6,694,320              41,097     $  500,936
Dividends and/or distributions reinvested                     21,569         254,941               3,229         37,589
Redeemed                                                     (34,566)       (427,376)             (5,043)       (61,037)
                                                             -----------------------------------------------------------
Net increase                                                 512,494   $   6,521,885              39,283     $  477,488
                                                             ===========================================================

1. For the year ended December 31, 2006 for Non-Service shares and for the period from September 18, 2006 (inception of offering) to December 31, 2006 for Service shares.

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 31, 2007, were as follows:

                                            PURCHASES              SALES
         ---------------------------------------------------------------
         Investment securities            $13,452,355         $8,468,515


                         16 | OPPENHEIMER VALUE FUND/VA

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

                      FEE SCHEDULE
                      -------------------------------------
                      Up to $200 million              0.75%
                      Next $200 million                0.72
                      Next $200 million                0.69
                      Next $200 million                0.66
                      Over $800 million                0.60

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services ("OFS"), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended December 31, 2007, the Fund paid $57 to OFS for services to the Fund.

      Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 per class, for class level assets of $10 million or more. Each class is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FOR SERVICE SHARES. The Fund has adopted a Distribution and Service Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the "Distributor"), for distribution related services, personal service and account maintenance for the Fund's Service shares. Under the Plan, payments are made periodically at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund's assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. Effective January 1, 2007, the Manager voluntarily agreed to an expense waiver of any total expenses over 1.25% of average annual net assets for Non-Service shares and 1.50% of average annual net assets for Service shares. During the year ended December 31, 2007, OFS waived $6,545 and $4,556 for Non-Service and Service shares, respectively. The expense waiver is a voluntary undertaking and may be terminated by the Manager at any time.

      OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

      The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF. During the year ended December 31, 2007, the Manager waived $286 for IMMF management fees.

--------------------------------------------------------------------------------
5. RECENT ACCOUNTING PRONOUNCEMENT

In September 2006, Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of December 31, 2007, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.


                         17 | OPPENHEIMER VALUE FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER VALUE FUND/VA:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Value Fund/VA (the "Fund"), a series of Oppenheimer Variable Account Funds, including the statement of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
February 13, 2008


                         18 | OPPENHEIMER VALUE FUND/VA

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2008, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2007. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Capital gain distributions of $0.3262 per share were paid to Non-Service and Service shareholders, respectively, on December 31, 2007. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

      Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2007 which are not designated as capital gain distributions should be multiplied by 100% to arrive at the amount eligible for the corporate dividend-received deduction.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                         19 | OPPENHEIMER VALUE FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                         20 | OPPENHEIMER VALUE FUND/VA

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Trustees (the "Board"), including a majority of the independent Trustees, is required to determine whether to renew the Fund's investment advisory agreement (the "Agreement"). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

      The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager's services, (ii) the investment performance of the Fund and the Manager,
(iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. Outlined below is a summary of the principal information considered by the Board as well as the Board's conclusions.

      The Board was aware that there are alternatives to retaining the Manager.

      NATURE, QUALITY AND EXTENT OF SERVICES. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager's key personnel who provide such services. The Manager's duties include providing the Fund with the services of the portfolio manager and the Manager's investment team, who provide research, analysis and other advisory services in regard to the Fund's investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund's investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund's operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund's shares. The Manager also provides the Fund with office space, facilities and equipment.

      The Board also considered the quality of the services provided and the quality of the Manager's resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager's administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager's key personnel and the size and functions of its staff providing investment management services to the Fund. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Christopher Leavy and the Manager's Value Equity investment team and analysts. Mr. Leavy has been a portfolio manager of the Fund since December 2002. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. In light of the foregoing, the Board concluded that the Fund benefits from the services provided under the Agreement as a result of the Manager's experience, reputation, personnel, operations, and resources.


                         21 | OPPENHEIMER VALUE FUND/VA

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited / Continued
--------------------------------------------------------------------------------

      INVESTMENT PERFORMANCE OF THE MANAGER AND THE FUND. During the year, the Manager provided information on the investment performance of the Fund and the Manager at each Board meeting, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund's historical performance to relevant market indices and to the performance of other multi-cap value funds underlying variable insurance products. The Board noted that the Fund's one-year, three-year and since inception performance were below its peer group median. The Board also noted the Manager's assertion that the Fund one-year underperformance was largely due to the Manager's stock selection within the information technology sector and that, as of April 30, 2007, the Fund's performance was in the first percentile for the year-to-date period.

      COSTS OF SERVICES AND PROFITS REALIZED BY THE MANAGER. The Board considered information regarding the Manager's costs in serving as the Fund's investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager's profitability from its relationship with the Fund. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other multi-cap value funds underlying variable insurance products. The Board considered the Manager's assertion that the expenses are expected to decrease as the Fund's assets increase. The Board noted that the Manager has agreed to voluntarily cap expenses at 1.25% of the average annual net assets for Non-service shares and 1.50% of the average annual net assets of Service shares effective January 1, 2007. The Board noted that the Fund's contractual management fees are equal to its peer group median although its actual management fees are higher than its peer group median.

      ECONOMIES OF SCALE. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund's assets grow.

      OTHER BENEFITS TO THE MANAGER. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager's affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders.

      CONCLUSIONS. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees' counsel are both independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement for another year. In arriving at this decision, the Board considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.


                         22 | OPPENHEIMER VALUE FUND/VA

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH THE   PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD; NUMBER OF
FUNDS, LENGTH OF SERVICE, AGE     PORTFOLIOS IN THE FUNDS COMPLEX CURRENTLY OVERSEEN
INDEPENDENT                       THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL, COLORADO
TRUSTEES                          80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR HER RESIGNATION,
                                  RETIREMENT, DEATH OR REMOVAL.

WILLIAM L. ARMSTRONG,             President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company
Chairman of the Board             (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso
of Trustees and Trustee           Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman,
(since 2003)                      Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas
Age: 70                           drilling/production company) (since 1992), Campus Crusade for Christ (non-profit) (since 1991);
                                  Former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization)
                                  (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc.
                                  (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency)
                                  (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004),
                                  Storage Technology Corporation (computer equipment company) (1991-2003) and International Family
                                  Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees
                                  39 portfolios in the OppenheimerFunds complex.

GEORGE C. BOWEN,                  Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April
Trustee (since 2003)              1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999);
Age: 71                           Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr.
                                  Bowen held several positions with the Manager and with subsidiary or affiliated companies of the
                                  Manager (September 1987-April 1999). Oversees 39 portfolios in the OppenheimerFunds complex.

EDWARD L. CAMERON,                Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-May 2006);
Trustee (since 2003)              Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price
Age: 69                           Waterhouse LLP Global Investment Management Industry Services Group (financial services firm)
                                  (July 1994-June 1998). Oversees 39 portfolios in the OppenheimerFunds complex.

JON S. FOSSEL,                    Director of UNUMProvident (insurance company) (since June 2002); Director of Northwestern Energy
Trustee (since 2003)              Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals
Age: 66                           (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization)
                                  (February 1998-February 2003 and since February 2005); Chairman and Director (until October 1996)
                                  and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief
                                  Executive Officer and Director of the following: Oppenheimer Acquisition Corp. ("OAC") (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services,
                                  Inc. (until October 1995). Oversees 39 portfolios in the OppenheimerFunds complex.

SAM FREEDMAN,                     Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held
Trustee (since 2003)              several positions with the Manager and with subsidiary or affiliated companies of the Manager
Age: 67                           (until October 1994). Oversees 39 portfolios in the OppenheimerFunds complex.

BEVERLY L. HAMILTON,              Trustee of Monterey Institute for International Studies (educational organization) (since February
Trustee (since 2003)              2000); Board Member of Middlebury College (educational organization) (since December 2005);
Age: 61                           Director of The California Endowment (philanthropic organization) (since April 2002); Director
                                  (February 2002-2005) and Chairman of Trustees (since 2006) of the Community Hospital of Monterey
                                  Peninsula; Director (October 1991-2005) and Vice Chairman (since 2006) of American Funds' Emerging
                                  Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February
                                  1991-April 2000); Member of the investment committees of The Rockefeller Foundation (since 2001)
                                  and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston's Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual
                                  Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund
                                  (investment company) (April 1989-June 2004); Member of the investment committee of Hartford
                                  Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 39 portfolios in the OppenheimerFunds complex.


                         23 | OPPENHEIMER VALUE FUND/VA

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

ROBERT J. MALONE,                 Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University
Trustee (since 2003)              (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of
Age: 63                           Steele Street State Bank (commercial banking) (since August 2003); Director of Colorado UpLIFT
                                  (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc.
                                  (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004);
                                  and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 39 portfolios in the OppenheimerFunds complex.

F. WILLIAM MARSHALL, JR.,         Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company)
Trustee (since 2003)              (since 1996) and MML Series Investment Fund (investment company) (since 1996); Trustee of
Age: 65                           Worcester Polytech Institute (since 1985); Chairman (since 1994) of the Investment Committee of the Worcester Polytech Institute (private university); President and Treasurer of the SIS Funds
                                  (private charitable fund) (since January 1999); Chairman of SIS & Family Bank, F.S.B. (formerly
                                  SIS Bank) (commercial bank) (January 1999-July 1999); and Executive Vice President of Peoples
                                  Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999). Oversees 41 portfolios in the OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW YORK,
AND OFFICER                       NEW YORK 10281-1008. MR. MURPHY SERVES AS A TRUSTEE FOR AN INDEFINITE TERM, OR UNTIL HIS
                                  RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER FOR AN INDEFINITE TERM, OR UNTIL HIS
                                  RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR. MURPHY IS AN INTERESTED TRUSTEE DUE TO HIS
                                  POSITIONS WITH OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

JOHN V. MURPHY,                   Chairman, Chief Executive Officer and Director of the Manager (since June 2001); President of the
President and Principal           Manager (September 2000-March 2007); President and director or trustee of other Oppenheimer funds;
Executive Officer                 President and Director of Oppenheimer Acquisition Corp. ("OAC") (the Manager's parent holding
(since 2001) and                  company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager)
Trustee (since 2003)              (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager)
Age: 58                           (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of
                                  Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July
                                  2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management
                                  Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since
                                  November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since
                                  July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real
                                  Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company
                                  (OAC's parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007)
                                  and Member of the Investment Company Institute's Board of Governors (since October 2003). Oversees
                                  102 portfolios in the OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS OF                 THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS. LEAVY, ZACK,
THE FUND                          GILLESPIE AND MS. BLOOMBERG, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NEW YORK
                                  10281-1008, FOR MESSRS. VANDEHEY, WIXTED, PETERSEN, SZILAGYI AND MS. IVES, 6803 S. TUCSON WAY,
                                  CENTENNIAL, COLORADO 80112-3924. EACH OFFICER SERVES FOR AN INDEFINITE TERM OR UNTIL HIS OR HER
                                  RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

CHRISTOPHER LEAVY,                Director of Equities of the Manager (since January 2007); Senior Vice President of the Manager
Vice President and Portfolio      (since September 2000). Portfolio manager of Morgan Stanley Dean Witter Investment Management
Manager (since 2002)              (1997-September 2000). A portfolio manager and officer of 12 portfolios in the OppenheimerFunds
Age: 36                           complex.

MARK S. VANDEHEY,                 Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief
Vice President and Chief          Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and
Compliance Officer                Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor,
(since 2004)                      Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983);
Age: 57                           Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An
                                  officer of 102 portfolios in the OppenheimerFunds complex. Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following: HarbourView


                         24 | OPPENHEIMER VALUE FUND/VA

BRIAN W. WIXTED,                  Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc.,
Treasurer and Principal           Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (since March
Financial & Accounting            1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and
Officer (since 2003)              OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November
Age: 48                           2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager)
                                  (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since
                                  March 1999), Centennial Asset Management Corporation (March 1999-October 2003) and
                                  OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 102 portfolios in the
                                  OppenheimerFunds complex.

BRIAN S. PETERSEN,                Vice President of the Manager (since February 2007); Assistant Vice President of the Manager
Assistant Treasurer               (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November
(since 2004)                      1998-July 2002). An officer of 102 portfolios in the OppenheimerFunds complex.
Age: 37

BRIAN C. SZILAGYI,                Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting and
Assistant Treasurer               Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of Berger
(since 2005)                      Financial Group LLC (May 2001-March 2003). An officer of 102 portfolios in the OppenheimerFunds
Age: 37                           complex.

ROBERT G. ZACK,                   Executive Vice President (since January 2004) and General Counsel (since March 2002) of the
Vice President and Secretary      Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of
(since 2003)                      Centennial Asset Management Corporation (since December 2001); Senior Vice President and General
Age: 59                           Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General
                                  Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director
                                  (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice
                                  President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General
                                  Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since
                                  December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments,
                                  Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy
                                  Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset
                                  Management, Inc. (since November 2001); Director of OppenheimerFunds (Asia) Limited (since
                                  December 2003); Senior Vice President (May 1985-December 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

LISA I. BLOOMBERG,                Vice President and Associate Counsel of the Manager (since May 2004); First Vice President (April
Assistant Secretary               2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services,
(since 2004)                      Inc. An officer of 102 portfolios in the OppenheimerFunds complex.
Age: 40

PHILLIP S. GILLESPIE,             Senior Vice President and Deputy General Counsel of the Manager (since September 2004); First Vice
Assistant Secretary               President (2000-September 2004), Director (2000-September 2004) and Vice President (1998-2000) of
(since 2004)                      Merrill Lynch Investment Management. An officer of 102 portfolios in the OppenheimerFunds complex.
Age: 44

KATHLEEN T. IVES,                 Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since October 2003)
Assistant Secretary               of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the
(since 2001)                      Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003);
Age: 42                           Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant
                                  Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since
                                  December 2001); Assistant Counsel of the Manager (August 1994-October 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING 1.800.981.2871.


                         25 | OPPENHEIMER VALUE FUND/VA




DECEMBER 31, 2007

--------------------------------------------------------------------------------

                                                                 Management
      Oppenheimer                                               Commentaries
      Main Street Fund(R)/VA                                        and
      A Series of Oppenheimer Variable Account Funds            Annual Report

--------------------------------------------------------------------------------

      MANAGEMENT COMMENTARIES

            Listing of Top Holdings

      ANNUAL REPORT                              [GRAPHIC]

            Fund Performance Discussion

            Listing of Investments

            Financial Statements

                                                 [LOGO] OPPENHEIMERFUNDS(R)
                                                        The Right Way to Invest

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. For the 12-month period ended December 31, 2007, Oppenheimer Main Street Fund/VA's Non-Service shares provided a total return that was lower than its benchmark, the S&P 500 Index, which returned 5.49%. We attribute the Fund's performance primarily to lagging results in the fourth quarter of the year, when investors turned away from the more volatile stocks that historically have fared relatively well toward year-end.

      Although we manage the Fund according to the results of our quantitative models, and not in response to macroeconomic or market trends, it is important to note that the U.S. stock market encountered heightened volatility approximately mid-way through 2007, which persisted through year-end. The stock market experienced a fundamental shift in investor sentiment when credit concerns spread from the sub-prime mortgage sector of the bond market to other areas of the financial markets. An unexpectedly high level of sub-prime mortgage defaults and delinquencies, combined with declining home values and surging energy costs, led to renewed concerns regarding the sustainability of consumer spending, which has been one of the main pillars supporting the U.S. economic expansion over the past several years.

      As investors became increasingly averse to risks, the stock market gave up many of the gains it had achieved over the first half of 2007, when strong corporate profits and robust global economic growth had driven equity prices generally higher. In addition, investors shifted their focus over the second half of the year to large companies with track records of consistent earnings even during economic downturns. The stocks of banks, broker-dealers and other financial services firms were particularly hard hit in the fourth quarter due to uncertainty regarding the full magnitude of these companies' exposure to securities backed by troubled sub-prime loans. Conversely, stocks of large, multinational corporations with a robust presence in overseas markets fared relatively well. In fact, after producing relatively lackluster returns over the past several years, very large companies returned to favor in 2007 among newly risk-averse investors.

      In this changing market environment, the Fund benefited from its heavy exposure to "mega-cap" and large-cap companies compared to its benchmark, the S&P 500 Index. The Fund also achieved positive results from its relatively light holdings of small- and mid-cap stocks. The Fund's "bottom-up" security selection strategies also worked well over the first three quarters of 2007. Unfortunately, our security selection models proved to be less effective during the fourth quarter, as the credit and liquidity crisis caused investors to shun the riskier and value-oriented shares that typically tend to outperform toward the end of the year. To a significant degree, the Fund's fourth-quarter results stemmed from the adoption of our "turn of the year" security selection model, which tends to emphasize the more speculative stocks that historically have tended to outperform due to seasonal factors.

      From a market sector perspective, while the Fund participated fully in the advance of information technology stocks over much of the reporting period, an overweighted position in the sector detracted from relative performance in the fourth quarter when information technology stocks gave back a portion of their previous gains. Nonetheless, the Fund received relatively good results from large, well established technology companies with strong cash flows and a robust presence in international markets. An overweighted position in the financials sector also represented one of the greater detractors from the Fund's performance relative to the benchmark during the fourth quarter.

      Over the course of the year, the results of our quantitative models caused us to increase the Fund's weightings in the information technology and financials sectors, due mainly to their relatively attractive valuations. Conversely, we reduced the size of the Fund's positions in the consumer discretionary, consumer staples and energy areas, where a number of stocks had become more richly valued compared to historical averages. In addition, the Fund ended 2007 broadly diversified across over 265 stocks, a strategy that helped cushion the effects of heightened market volatility. Indeed, managing risks while remaining fully invested is key to what makes Oppenheimer Main Street Fund/VA part of THE RIGHT WAY TO INVEST.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2007. In the case of Non-Service shares, performance is measured over a ten-fiscal-year period. In the case of Service shares, performance is measured from inception of the Class on July 13, 2000. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

      The Fund's performance is compared to the performance of the S&P 500 Index, a broad-based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                       4 | OPPENHEIMER MAIN STREET FUND/VA

NON-SERVICE SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Main Street Fund(R)/VA (Non-Service)
   S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

             Oppenheimer Main Street Fund(R)/VA (Non-Service)   S&P 500 Index
12/31/1997                       $10,000                           $10,000
03/31/1998                       $11,252                           $11,394
06/30/1998                       $11,309                           $11,772
09/30/1998                       $ 8,778                           $10,604
12/31/1998                       $10,470                           $12,860
03/31/1999                       $10,875                           $13,500
06/30/1999                       $12,003                           $14,450
09/30/1999                       $11,403                           $13,550
12/31/1999                       $12,743                           $15,565
03/31/2000                       $13,134                           $15,921
06/30/2000                       $12,768                           $15,498
09/30/2000                       $12,899                           $15,348
12/31/2000                       $11,625                           $14,148
03/31/2001                       $10,466                           $12,472
06/30/2001                       $10,933                           $13,201
09/30/2001                       $ 9,685                           $11,264
12/31/2001                       $10,444                           $12,468
03/31/2002                       $10,640                           $12,502
06/30/2002                       $ 9,710                           $10,828
09/30/2002                       $ 8,121                           $ 8,959
12/31/2002                       $ 8,481                           $ 9,713
03/31/2003                       $ 8,200                           $ 9,408
06/30/2003                       $ 9,358                           $10,855
09/30/2003                       $ 9,627                           $11,142
12/31/2003                       $10,747                           $12,498
03/31/2004                       $10,962                           $12,710
06/30/2004                       $11,024                           $12,928
09/30/2004                       $10,809                           $12,686
12/31/2004                       $11,763                           $13,857
03/31/2005                       $11,539                           $13,559
06/30/2005                       $11,705                           $13,745
09/30/2005                       $12,191                           $14,240
12/31/2005                       $12,466                           $14,537
03/31/2006                       $13,095                           $15,148
06/30/2006                       $12,846                           $14,930
09/30/2006                       $13,448                           $15,775
12/31/2006                       $14,339                           $16,831
03/31/2007                       $14,412                           $16,939
06/30/2007                       $15,353                           $18,002
09/30/2007                       $15,798                           $18,367
12/31/2007                       $14,973                           $17,755

AVERAGE ANNUAL TOTAL RETURNS OF NON-SERVICE SHARES OF THE FUND AT 12/31/07
1-Year   4.43%  5-Year   12.04%  10-Year   4.12%

SERVICE SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Main Street Fund(R)/VA (Service)
   S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

             Oppenheimer Main Street Fund(R)/VA (Service)   S&P 500 Index
07/13/2000                     $10,000                         $10,000
09/30/2000                     $ 9,813                         $ 9,903
12/31/2000                     $ 8,839                         $ 9,129
03/31/2001                     $ 7,952                         $ 8,047
06/30/2001                     $ 8,308                         $ 8,518
09/30/2001                     $ 7,353                         $ 7,268
12/31/2001                     $ 7,931                         $ 8,045
03/31/2002                     $ 8,075                         $ 8,067
06/30/2002                     $ 7,364                         $ 6,987
09/30/2002                     $ 6,151                         $ 5,780
12/31/2002                     $ 6,425                         $ 6,267
03/31/2003                     $ 6,197                         $ 6,070
06/30/2003                     $ 7,077                         $ 7,004
09/30/2003                     $ 7,277                         $ 7,189
12/31/2003                     $ 8,123                         $ 8,064
03/31/2004                     $ 8,280                         $ 8,201
06/30/2004                     $ 8,322                         $ 8,342
09/30/2004                     $ 8,155                         $ 8,186
12/31/2004                     $ 8,866                         $ 8,941
03/31/2005                     $ 8,695                         $ 8,749
06/30/2005                     $ 8,816                         $ 8,869
09/30/2005                     $ 9,176                         $ 9,188
12/31/2005                     $ 9,375                         $ 9,380
03/31/2006                     $ 9,844                         $ 9,774
06/30/2006                     $ 9,647                         $ 9,633
09/30/2006                     $10,098                         $10,179
12/31/2006                     $10,759                         $10,860
03/31/2007                     $10,804                         $10,930
06/30/2007                     $11,506                         $11,615
09/30/2007                     $11,828                         $11,851
12/31/2007                     $11,206                         $11,456

AVERAGE ANNUAL TOTAL RETURNS OF SERVICE SHARES OF THE FUND AT 12/31/07
1-Year   4.15%  5-Year   11.77%  Since Inception (7/13/00)   1.54%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL US AT 1.800.981.2871. THE FUND'S TOTAL RETURNS SHOULD NOT BE EXPECTED TO BE THE SAME AS THE RETURNS OF OTHER FUNDS, WHETHER OR NOT BOTH FUNDS HAVE THE SAME PORTFOLIO MANAGERS AND/OR SIMILAR NAMES. THE FUND'S TOTAL RETURNS DO NOT INCLUDE THE CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT PRODUCTS THAT OFFER THIS FUND. SUCH PERFORMANCE WOULD HAVE BEEN LOWER IF SUCH CHARGES WERE TAKEN INTO ACCOUNT.


                       5 | OPPENHEIMER MAIN STREET FUND/VA

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2007.

ACTUAL EXPENSES. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

--------------------------------------------------------------------------------

                             BEGINNING     ENDING             EXPENSES
                             ACCOUNT       ACCOUNT            PAID DURING
                             VALUE         VALUE              6 MONTHS ENDED
ACTUAL                       JULY 1, 2007  DECEMBER 31, 2007  DECEMBER 31, 2007
--------------------------------------------------------------------------------
Non-Service Shares           $ 1,000.00    $ 975.20           $ 3.19
--------------------------------------------------------------------------------
Service Shares                 1,000.00      973.90             4.44

HYPOTHETICAL
(5% return before expenses)
--------------------------------------------------------------------------------
Non-Service Shares             1,000.00    1,021.98             3.27
--------------------------------------------------------------------------------
Service Shares                 1,000.00    1,020.72             4.54

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended December 31, 2007 are as follows:

CLASS                EXPENSE RATIOS
-----------------------------------
Non-Service Shares        0.64%
-----------------------------------
Service Shares            0.89

The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund's Manager that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

--------------------------------------------------------------------------------


                       6 | OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS  December 31, 2007
--------------------------------------------------------------------------------

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
COMMON STOCKS--99.2%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--7.7%
--------------------------------------------------------------------------------
AUTO COMPONENTS--0.1%
Goodyear Tire & Rubber Co. (The) 1                     25,900   $       730,898
--------------------------------------------------------------------------------
Johnson Controls, Inc.                                 36,100         1,301,044
--------------------------------------------------------------------------------
Lear Corp. 1,2                                         24,000           663,840
                                                                ----------------
                                                                      2,695,782

--------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES--0.1%
Apollo Group, Inc., Cl. A 1                            36,100         2,532,415
--------------------------------------------------------------------------------
Career Education Corp. 1                               11,100           279,054
--------------------------------------------------------------------------------
ITT Educational Services, Inc. 1,2                      9,600           818,592
                                                                ----------------
                                                                      3,630,061

--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--0.1%
Chipotle Mexican Grill, Inc., Cl. B 1                   7,419           912,908
--------------------------------------------------------------------------------
Wendy's International, Inc.                            11,000           284,240
--------------------------------------------------------------------------------
Yum! Brands, Inc.                                      12,800           489,856
                                                                ----------------
                                                                      1,687,004

--------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.2%
Black & Decker Corp. 2                                 11,700           814,905
--------------------------------------------------------------------------------
Lennar Corp., Cl. A 2                                  46,000           822,940
--------------------------------------------------------------------------------
NVR, Inc. 1,2                                           1,700           890,800
--------------------------------------------------------------------------------
Pulte Homes, Inc.                                      77,000           811,580
--------------------------------------------------------------------------------
Stanley Works (The) 2                                  16,900           819,312
--------------------------------------------------------------------------------
Tempur-Pedic International, Inc. 2                     24,500           636,265
--------------------------------------------------------------------------------
Toll Brothers, Inc. 1,2                                39,400           790,364
                                                                ----------------
                                                                      5,586,166

--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL--0.6%
Amazon.com, Inc. 1,2                                  148,000        13,710,720
--------------------------------------------------------------------------------
IAC/InterActiveCorp 1                                  18,600           500,712
                                                                ----------------
                                                                     14,211,432

--------------------------------------------------------------------------------
MEDIA--4.9%
CBS Corp., Cl. B                                      175,100         4,771,475
--------------------------------------------------------------------------------
Clear Channel Communications, Inc.                    376,600        13,000,232
--------------------------------------------------------------------------------
Comcast Corp., Cl. A 1                                409,500         7,477,470
--------------------------------------------------------------------------------
EchoStar Communications Corp.,
Cl. A 1,2                                              97,800         3,689,016
--------------------------------------------------------------------------------
Liberty Global, Inc., Series A 1,2                    105,500         4,134,545
--------------------------------------------------------------------------------
Liberty Media Holding Corp.-Capital,
Series A 1                                              8,500           990,165
--------------------------------------------------------------------------------
News Corp., Inc., Cl. A                               225,500         4,620,495
--------------------------------------------------------------------------------
Time Warner, Inc.                                   2,311,200        38,157,912
--------------------------------------------------------------------------------
Viacom, Inc., Cl. B 1                                 322,573        14,167,406
--------------------------------------------------------------------------------
Walt Disney Co. (The)                                 791,300        25,543,164
                                                                ----------------
                                                                    116,551,880

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
MULTILINE RETAIL--0.9%
Big Lots, Inc. 1,2                                     28,500   $       455,715
--------------------------------------------------------------------------------
Dollar Tree Stores, Inc. 1,2                           30,500           790,560
--------------------------------------------------------------------------------
Family Dollar Stores, Inc. 2                           41,900           805,737
--------------------------------------------------------------------------------
Macy's, Inc.                                          350,500         9,067,435
--------------------------------------------------------------------------------
Sears Holdings Corp. 1,2                               91,700         9,357,985
                                                                ----------------
                                                                     20,477,432

--------------------------------------------------------------------------------
SPECIALTY RETAIL--0.7%
AutoNation, Inc. 1                                     51,900           812,754
--------------------------------------------------------------------------------
AutoZone, Inc. 1                                        8,500         1,019,235
--------------------------------------------------------------------------------
Best Buy Co., Inc.                                     24,400         1,284,660
--------------------------------------------------------------------------------
Gap, Inc. (The)                                       263,300         5,603,024
--------------------------------------------------------------------------------
Home Depot, Inc.                                      242,600         6,535,644
--------------------------------------------------------------------------------
Men's Wearhouse, Inc. (The) 2                           8,400           226,632
--------------------------------------------------------------------------------
RadioShack Corp. 2                                     45,300           763,758
                                                                ----------------
                                                                     16,245,707

--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--0.1%
Fossil, Inc. 1,2                                       13,100           549,938
--------------------------------------------------------------------------------
Liz Claiborne, Inc.                                    12,800           260,480
--------------------------------------------------------------------------------
Polo Ralph Lauren Corp., Cl. A                         12,000           741,480
                                                                ----------------
                                                                      1,551,898

--------------------------------------------------------------------------------
CONSUMER STAPLES--3.7%
--------------------------------------------------------------------------------
BEVERAGES--0.9%
Coca-Cola Co. (The)                                   218,500        13,409,345
--------------------------------------------------------------------------------
PepsiCo, Inc.                                         119,450         9,066,255
                                                                ----------------
                                                                     22,475,600

--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--0.6%
Costco Wholesale Corp.                                 66,700         4,652,992
--------------------------------------------------------------------------------
CVS Corp.                                               7,300           290,175
--------------------------------------------------------------------------------
Kroger Co. (The)                                      188,100         5,024,151
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                  63,700         3,027,661
                                                                ----------------
                                                                     12,994,979

--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--1.3%
Procter & Gamble Co. (The)                            428,515        31,461,571
--------------------------------------------------------------------------------
PERSONAL PRODUCTS--0.0%
Herbalife Ltd. 2                                        8,900           358,492
--------------------------------------------------------------------------------
TOBACCO--0.9%
Altria Group, Inc.                                    261,300        19,749,054
--------------------------------------------------------------------------------
Reynolds American, Inc.                                 5,500           362,780
                                                                ----------------
                                                                     20,111,834

--------------------------------------------------------------------------------
ENERGY--10.6%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--1.6%
Dresser-Rand Group, Inc. 1,2                           16,900           659,945


                       7 | OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES Continued
Global Industries Ltd. 1,2                             32,500   $       696,150
--------------------------------------------------------------------------------
National Oilwell Varco, Inc. 1,2                       44,600         3,276,316
--------------------------------------------------------------------------------
Schlumberger Ltd.                                     267,500        26,313,975
--------------------------------------------------------------------------------
Transocean, Inc.                                       45,400         6,499,010
                                                                ----------------
                                                                     37,445,396

--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS--9.0%
Chevron Corp.                                         474,426        44,278,179
--------------------------------------------------------------------------------
ConocoPhillips                                        358,983        31,698,199
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                   1,154,416       108,157,235
--------------------------------------------------------------------------------
Occidental Petroleum Corp.                            168,200        12,949,718
--------------------------------------------------------------------------------
Tesoro Corp.                                           20,500           977,850
--------------------------------------------------------------------------------
Valero Energy Corp. 2                                 234,900        16,450,047
                                                                ----------------
                                                                    214,511,228

--------------------------------------------------------------------------------
FINANCIALS--23.5%
--------------------------------------------------------------------------------
CAPITAL MARKETS--5.8%
Ameriprise Financial, Inc.                             92,200         5,081,142
--------------------------------------------------------------------------------
Charles Schwab Corp. (The)                             78,400         2,003,120
--------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                       231,000        49,676,550
--------------------------------------------------------------------------------
Janus Capital Group, Inc. 2                            33,800         1,110,330
--------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.                        115,100         7,532,144
--------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                             526,000        28,235,680
--------------------------------------------------------------------------------
Morgan Stanley                                        819,900        43,544,889
                                                                ----------------
                                                                    137,183,855

--------------------------------------------------------------------------------
COMMERCIAL BANKS--3.0%
U.S. Bancorp                                          352,170        11,177,876
--------------------------------------------------------------------------------
Wachovia Corp. 2                                      972,193        36,972,500
--------------------------------------------------------------------------------
Wells Fargo & Co.                                     739,700        22,331,543
                                                                ----------------
                                                                     70,481,919

--------------------------------------------------------------------------------
CONSUMER FINANCE--0.3%
American Express Co.                                   92,800         4,827,456
--------------------------------------------------------------------------------
Capital One Financial Corp. 2                          35,100         1,658,826
--------------------------------------------------------------------------------
Discover Financial Services 2                          24,500           369,460
                                                                ----------------
                                                                      6,855,742

--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--7.6%
Bank of America Corp.                               1,442,209        59,505,543
--------------------------------------------------------------------------------
CIT Group, Inc.                                        37,100           891,513
--------------------------------------------------------------------------------
Citigroup, Inc.                                     1,928,588        56,777,631
--------------------------------------------------------------------------------
JPMorgan Chase & Co.                                1,475,044        64,385,671
                                                                ----------------
                                                                    181,560,358

--------------------------------------------------------------------------------
INSURANCE--5.9%
ACE Ltd.                                               18,600         1,149,108
--------------------------------------------------------------------------------
Allstate Corp.                                        188,900         9,866,247

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
INSURANCE Continued
Ambac Financial Group, Inc. 2                          31,300   $       806,601
--------------------------------------------------------------------------------
American International Group, Inc.                    993,740        57,935,042
--------------------------------------------------------------------------------
Aon Corp.                                             212,100        10,115,049
--------------------------------------------------------------------------------
Assurant, Inc. 2                                       12,400           829,560
--------------------------------------------------------------------------------
Berkshire Hathaway, Inc., Cl. B 1,2                     1,590         7,530,240
--------------------------------------------------------------------------------
Chubb Corp.                                           270,300        14,752,974
--------------------------------------------------------------------------------
CNA Financial Corp. 2                                  22,000           741,840
--------------------------------------------------------------------------------
First American Corp. (The) 2                           24,100           822,292
--------------------------------------------------------------------------------
Genworth Financial, Inc., Cl. A                       208,700         5,311,415
--------------------------------------------------------------------------------
HCC Insurance Holdings, Inc.                            2,900            83,172
--------------------------------------------------------------------------------
Lincoln National Corp.                                 39,300         2,288,046
--------------------------------------------------------------------------------
Loews Corp.                                            74,800         3,765,432
--------------------------------------------------------------------------------
MBIA, Inc. 2                                           41,300           769,419
--------------------------------------------------------------------------------
MetLife, Inc.                                         105,900         6,525,558
--------------------------------------------------------------------------------
Progressive Corp.                                      88,000         1,686,080
--------------------------------------------------------------------------------
Safeco Corp.                                            5,100           283,968
--------------------------------------------------------------------------------
Travelers Cos., Inc. (The)                            291,200        15,666,560
                                                                ----------------
                                                                    140,928,603

--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS--0.1%
General Growth Properties, Inc. 2                      31,400         1,293,052
--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--0.8%
Fannie Mae                                            391,200        15,640,176
--------------------------------------------------------------------------------
Washington Mutual, Inc. 2                             328,900         4,476,329
                                                                ----------------
                                                                     20,116,505

--------------------------------------------------------------------------------
HEALTH CARE--10.1%
--------------------------------------------------------------------------------
BIOTECHNOLOGY--1.2%
Amgen, Inc. 1,2                                       221,300        10,277,172
--------------------------------------------------------------------------------
Biogen Idec, Inc. 1,2                                 186,500        10,615,580
--------------------------------------------------------------------------------
Genentech, Inc. 1                                      85,100         5,707,657
--------------------------------------------------------------------------------
OSI Pharmaceuticals, Inc. 1                            13,900           674,289
                                                                ----------------
                                                                     27,274,698

--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--0.6%
Baxter International, Inc.                             95,700         5,555,385
--------------------------------------------------------------------------------
Intuitive Surgical, Inc. 1,2                            3,200         1,038,400
--------------------------------------------------------------------------------
Kinetic Concepts, Inc. 1,2                             15,400           824,824
--------------------------------------------------------------------------------
Medtronic, Inc.                                       143,800         7,228,826
                                                                ----------------
                                                                     14,647,435

--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--4.6%
Aetna, Inc.                                           280,300        16,181,719
--------------------------------------------------------------------------------
AmerisourceBergen Corp.                                18,200           816,634
--------------------------------------------------------------------------------
Coventry Health Care, Inc. 1                           14,600           865,050
--------------------------------------------------------------------------------
Express Scripts, Inc. 1                               192,200        14,030,600
--------------------------------------------------------------------------------
Health Net, Inc. 1                                     19,300           932,190


                       8 | OPPENHEIMER MAIN STREET FUND/VA

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES Continued
Humana, Inc. 1                                         39,400   $     2,967,214
--------------------------------------------------------------------------------
Lincare Holdings, Inc. 1,2                             16,600           583,656
--------------------------------------------------------------------------------
McKesson Corp.                                        161,200        10,560,212
--------------------------------------------------------------------------------
Medco Health Solutions, Inc. 1                        154,500        15,666,300
--------------------------------------------------------------------------------
Omnicare, Inc. 2                                       30,600           697,986
--------------------------------------------------------------------------------
UnitedHealth Group, Inc.                              325,448        18,941,074
--------------------------------------------------------------------------------
WellPoint, Inc. 1                                     297,912        26,135,820
                                                                ----------------
                                                                    108,378,455

--------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES--0.0%
Invitrogen Corp. 1                                     11,000         1,027,510
--------------------------------------------------------------------------------
PHARMACEUTICALS--3.7%
Abbott Laboratories                                    19,700         1,106,155
--------------------------------------------------------------------------------
Endo Pharmaceuticals Holdings, Inc. 1                  22,500           600,075
--------------------------------------------------------------------------------
Forest Laboratories, Inc. 1                           147,300         5,369,085
--------------------------------------------------------------------------------
Johnson & Johnson                                     614,506        40,987,550
--------------------------------------------------------------------------------
King Pharmaceuticals, Inc. 1                           77,800           796,672
--------------------------------------------------------------------------------
Merck & Co., Inc.                                     174,100        10,116,951
--------------------------------------------------------------------------------
Pfizer, Inc.                                          811,300        18,440,849
--------------------------------------------------------------------------------
Sepracor, Inc. 1,2                                     31,100           816,375
--------------------------------------------------------------------------------
Wyeth                                                 233,200        10,305,108
                                                                ----------------
                                                                     88,538,820

--------------------------------------------------------------------------------
INDUSTRIALS--9.2%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--3.1%
Boeing Co.                                            180,200        15,760,292
--------------------------------------------------------------------------------
Honeywell International, Inc.                         151,300         9,315,541
--------------------------------------------------------------------------------
L-3 Communications Holdings, Inc.                      95,800        10,149,052
--------------------------------------------------------------------------------
Lockheed Martin Corp.                                  30,500         3,210,430
--------------------------------------------------------------------------------
Northrop Grumman Corp.                                140,000        11,009,600
--------------------------------------------------------------------------------
Raytheon Co.                                          229,500        13,930,650
--------------------------------------------------------------------------------
United Technologies Corp.                             127,000         9,720,580
                                                                ----------------
                                                                     73,096,145

--------------------------------------------------------------------------------
AIRLINES--0.1%
AMR Corp. 1,2                                          55,900           784,277
--------------------------------------------------------------------------------
Continental Airlines, Inc., Cl. B 1,2                  34,100           758,725
--------------------------------------------------------------------------------
Northwest Airlines Corp. 1                             18,400           266,984
--------------------------------------------------------------------------------
UAL Corp. 1,2                                          15,400           549,164
                                                                ----------------
                                                                      2,359,150

--------------------------------------------------------------------------------
BUILDING PRODUCTS--0.0%
USG Corp. 1,2                                          20,600           737,274
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--0.1%
ChoicePoint, Inc. 1,2                                  21,200           772,104
--------------------------------------------------------------------------------
Corporate Executive Board Co.
(The) 2                                                10,600           637,060
--------------------------------------------------------------------------------

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES Continued
Robert Half International, Inc.                        23,600   $       638,144
                                                                ----------------
                                                                      2,047,308

--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--0.0%
Fluor Corp.                                             7,100         1,034,612
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.1%
Acuity Brands, Inc. 2                                   5,200           234,000
--------------------------------------------------------------------------------
Rockwell Automation, Inc.                              13,300           917,168
--------------------------------------------------------------------------------
Thomas & Betts Corp. 1,2                               15,700           769,928
                                                                ----------------
                                                                      1,921,096

--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--4.6%
3M Co.                                                142,300        11,998,736
--------------------------------------------------------------------------------
General Electric Co. 2                              2,315,000        85,817,050
--------------------------------------------------------------------------------
Teleflex, Inc.                                          3,300           207,933
--------------------------------------------------------------------------------
Tyco International Ltd.                               283,075        11,223,924
                                                                ----------------
                                                                    109,247,643

--------------------------------------------------------------------------------
MACHINERY--1.2%
Cummins, Inc.                                          34,600         4,407,002
--------------------------------------------------------------------------------
Deere & Co.                                            67,100         6,248,352
--------------------------------------------------------------------------------
Eaton Corp.                                            34,400         3,335,080
--------------------------------------------------------------------------------
Ingersoll-Rand Co. Ltd., Cl. A                         81,600         3,791,952
--------------------------------------------------------------------------------
Parker-Hannifin Corp.                                 135,600        10,212,036
--------------------------------------------------------------------------------
SPX Corp.                                              10,300         1,059,355
--------------------------------------------------------------------------------
Toro Co. (The) 2                                        6,100           332,084
                                                                ----------------
                                                                     29,385,861

--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--28.0%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--5.1%
Cisco Systems, Inc. 1                               1,802,400        48,790,968
--------------------------------------------------------------------------------
CommScope, Inc. 1,2                                    19,200           944,832
--------------------------------------------------------------------------------
F5 Networks, Inc. 1,2                                   1,900            54,188
--------------------------------------------------------------------------------
Foundry Networks, Inc. 1,2                             46,400           812,928
--------------------------------------------------------------------------------
Juniper Networks, Inc. 1,2                            392,100        13,017,720
--------------------------------------------------------------------------------
Motorola, Inc.                                        819,900        13,151,196
--------------------------------------------------------------------------------
QUALCOMM, Inc.                                      1,125,000        44,268,750
--------------------------------------------------------------------------------
Tellabs, Inc. 1,2                                      60,700           396,978
                                                                ----------------
                                                                    121,437,560

--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--8.8%
Apple, Inc. 1                                         191,100        37,853,088
--------------------------------------------------------------------------------
Dell, Inc. 1                                        1,105,200        27,088,452
--------------------------------------------------------------------------------
EMC Corp. 1                                           790,000        14,638,700
--------------------------------------------------------------------------------
Hewlett-Packard Co.                                 1,241,000        62,645,680
--------------------------------------------------------------------------------
International Business Machines
Corp.                                                 480,700        51,963,670


                       9 | OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS Continued
Lexmark International, Inc., Cl. A 1                   24,300   $       847,098
--------------------------------------------------------------------------------
NCR Corp. 1                                            35,200           883,520
--------------------------------------------------------------------------------
Network Appliance, Inc. 1                              43,300         1,080,768
--------------------------------------------------------------------------------
Seagate Technology 2                                  347,300         8,856,150
--------------------------------------------------------------------------------
Seagate Technology International,
Inc. 1,3                                               31,000             3,100
--------------------------------------------------------------------------------
Sun Microsystems, Inc. 1                               99,700         1,807,561
--------------------------------------------------------------------------------
Teradata Corp. 1                                       21,900           600,279
                                                                ----------------
                                                                    208,268,066

--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.6%
Agilent Technologies, Inc. 1,2                        331,500        12,179,310
--------------------------------------------------------------------------------
Arrow Electronics, Inc. 1                              24,400           958,432
--------------------------------------------------------------------------------
Avnet, Inc. 1                                          25,900           905,723
                                                                ----------------
                                                                     14,043,465

--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--2.1%
eBay, Inc. 1                                          424,400        14,085,836
--------------------------------------------------------------------------------
Google, Inc., Cl. A 1                                  49,000        33,882,520
--------------------------------------------------------------------------------
ValueClick, Inc. 1                                     10,800           236,520
--------------------------------------------------------------------------------
VeriSign, Inc. 1,2                                     24,100           906,401
                                                                ----------------
                                                                     49,111,277

--------------------------------------------------------------------------------
IT SERVICES--1.6%
Accenture Ltd., Cl. A                                 344,700        12,419,541
--------------------------------------------------------------------------------
Affiliated Computer Services, Inc.,
Cl. A 1                                                 7,600           342,760
--------------------------------------------------------------------------------
Automatic Data Processing, Inc.                       296,100        13,185,333
--------------------------------------------------------------------------------
Computer Sciences Corp. 1                              20,900         1,033,923
--------------------------------------------------------------------------------
DST Systems, Inc. 1,2                                  11,200           924,560
--------------------------------------------------------------------------------
Electronic Data Systems Corp.                         403,500         8,364,555
--------------------------------------------------------------------------------
Hewitt Associates, Inc. 1,2                            16,600           635,614
--------------------------------------------------------------------------------
NeuStar, Inc., Cl. A 1,2                                9,000           258,120
--------------------------------------------------------------------------------
SAIC, Inc. 1,2                                         19,900           400,388
--------------------------------------------------------------------------------
Western Union Co.                                      59,200         1,437,376
                                                                ----------------
                                                                     39,002,170

--------------------------------------------------------------------------------
OFFICE ELECTRONICS--0.3%
Xerox Corp.                                           452,200         7,321,118
--------------------------------------------------------------------------------
Zebra Technologies Corp., Cl. A 1                       5,700           197,790
                                                                ----------------
                                                                      7,518,908

--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--3.6%
Analog Devices, Inc.                                   81,500         2,583,550
--------------------------------------------------------------------------------
Applied Materials, Inc.                               665,500        11,819,280
--------------------------------------------------------------------------------
Integrated Device Technology, Inc. 1                   31,400           355,134
--------------------------------------------------------------------------------
Intel Corp.                                         1,280,700        34,143,462
--------------------------------------------------------------------------------
Intersil Corp., Cl. A 2                                29,500           722,160

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT Continued
Lam Research Corp. 1,2                                 15,100   $       652,773
--------------------------------------------------------------------------------
Linear Technology Corp. 2                              31,600         1,005,828
--------------------------------------------------------------------------------
MEMC Electronic Materials, Inc. 1,2                    15,600         1,380,444
--------------------------------------------------------------------------------
National Semiconductor Corp.                           42,000           950,880
--------------------------------------------------------------------------------
Novellus Systems, Inc. 1                               32,500           896,025
--------------------------------------------------------------------------------
NVIDIA Corp. 1                                        370,100        12,590,802
--------------------------------------------------------------------------------
ON Semiconductor Corp. 1,2                             90,900           807,192
--------------------------------------------------------------------------------
Texas Instruments, Inc.                               504,000        16,833,600
--------------------------------------------------------------------------------
Varian Semiconductor Equipment
Associates, Inc. 1,2                                   22,300           825,100
--------------------------------------------------------------------------------
Xilinx, Inc.                                           44,300           968,841
                                                                ----------------
                                                                     86,535,071

--------------------------------------------------------------------------------
SOFTWARE--5.9%
Activision, Inc. 1                                     34,400         1,021,680
--------------------------------------------------------------------------------
Adobe Systems, Inc. 1                                 139,600         5,965,108
--------------------------------------------------------------------------------
Ansys, Inc. 1,2                                        15,200           630,192
--------------------------------------------------------------------------------
Autodesk, Inc. 1                                       25,000         1,244,000
--------------------------------------------------------------------------------
BEA Systems, Inc. 1                                    71,200         1,123,536
--------------------------------------------------------------------------------
BMC Software, Inc. 1                                   32,300         1,151,172
--------------------------------------------------------------------------------
CA, Inc.                                              168,600         4,206,570
--------------------------------------------------------------------------------
Cadence Design Systems, Inc. 1,2                       53,300           906,633
--------------------------------------------------------------------------------
Check Point Software Technologies
Ltd. 1                                                 21,200           465,552
--------------------------------------------------------------------------------
Citrix Systems, Inc. 1                                 19,600           744,996
--------------------------------------------------------------------------------
Cognos, Inc. 1,2                                        9,100           523,887
--------------------------------------------------------------------------------
Compuware Corp. 1                                      88,300           784,104
--------------------------------------------------------------------------------
Intuit, Inc. 1                                         39,500         1,248,595
--------------------------------------------------------------------------------
McAfee, Inc. 1                                         25,600           960,000
--------------------------------------------------------------------------------
MICROS Systems, Inc. 1,2                                8,400           589,344
--------------------------------------------------------------------------------
Microsoft Corp.                                     2,421,900        86,219,640
--------------------------------------------------------------------------------
Novell, Inc. 1                                        118,400           813,408
--------------------------------------------------------------------------------
Oracle Corp. 1                                        813,300        18,364,314
--------------------------------------------------------------------------------
Red Hat, Inc. 1,2                                      43,200           900,288
--------------------------------------------------------------------------------
Symantec Corp. 1                                      638,800        10,310,232
--------------------------------------------------------------------------------
Synopsys, Inc. 1                                       30,600           793,458
                                                                ----------------
                                                                    138,966,709

--------------------------------------------------------------------------------
MATERIALS--2.8%
--------------------------------------------------------------------------------
CHEMICALS--1.3%
Celanese Corp., Series A                               17,300           732,136
--------------------------------------------------------------------------------
Dow Chemical Co. (The)                                142,700         5,625,234
--------------------------------------------------------------------------------
Monsanto Co. 2                                         79,500         8,879,355
--------------------------------------------------------------------------------
Mosaic Co. (The) 1                                    139,400        13,150,996
--------------------------------------------------------------------------------
Scotts Miracle-Gro Co. (The), Cl. A 2                  18,300           684,786
--------------------------------------------------------------------------------
Terra Industries, Inc. 1,2                             18,100           864,456


                      10 | OPPENHEIMER MAIN STREET FUND/VA

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
CHEMICALS Continued
Zep, Inc. 1,2                                           1,100   $        15,257
                                                                ----------------
                                                                     29,952,220

--------------------------------------------------------------------------------
CONTAINERS & PACKAGING--0.1%
Owens-Illinois, Inc. 1                                 25,100         1,242,450
--------------------------------------------------------------------------------
Packaging Corp. of America 2                           26,800           755,760
                                                                ----------------
                                                                      1,998,210
--------------------------------------------------------------------------------
METALS & MINING--1.3%
AK Steel Holding Corp. 1,2                             15,100           698,224
--------------------------------------------------------------------------------
Carpenter Technology Corp.                              9,100           684,047
--------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold,
Inc., Cl. B                                            48,000         4,917,120
--------------------------------------------------------------------------------
Nucor Corp.                                           204,300        12,098,646
--------------------------------------------------------------------------------
Reliance Steel & Aluminum Co. 2                        11,700           634,140
--------------------------------------------------------------------------------
Southern Copper Corp. 2                                85,800         9,020,154
--------------------------------------------------------------------------------
United States Steel Corp.                              25,400         3,071,114
                                                                ----------------
                                                                     31,123,445

--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.1%
International Paper Co.                                83,400         2,700,492
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--3.5%
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--3.2%
AT&T, Inc.                                          1,316,128        54,698,280
--------------------------------------------------------------------------------
CenturyTel, Inc.                                       21,600           895,536
--------------------------------------------------------------------------------
Embarq Corp.                                           20,000           990,600
--------------------------------------------------------------------------------
Qwest Communications
International, Inc. 1,2                             1,378,500         9,663,285
--------------------------------------------------------------------------------
Verizon Communications, Inc.                          233,256        10,190,955
                                                                ----------------
                                                                     76,438,656

--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--0.3%
American Tower Corp. 1                                 32,900         1,401,540
--------------------------------------------------------------------------------
Sprint Nextel Corp.                                   289,223         3,797,498
--------------------------------------------------------------------------------
Telephone & Data Systems, Inc. 2                       12,300           769,980
                                                                ----------------
                                                                      5,969,018

--------------------------------------------------------------------------------
UTILITIES--0.1%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.1%
Duke Energy Corp. 2                                    80,800         1,629,736
--------------------------------------------------------------------------------
Progress Energy, Inc., Contingent
Value Obligation 1,3                                   32,000            10,560
                                                                ----------------
                                                                      1,640,296
                                                                ----------------
Total Common Stocks
(Cost $2,098,767,448)                                             2,354,818,066

--------------------------------------------------------------------------------
PREFERRED STOCKS--0.0%
--------------------------------------------------------------------------------
Wachovia Corp., Dividend Equalization
Preferred Shares 1,3 (Cost $0)                          6,000                 9

                                                        UNITS             VALUE
--------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
--------------------------------------------------------------------------------
Dime Bancorp, Inc. Wts., Exp. 1/2/10 1
(Cost $0)                                              31,900   $         5,168

                                                       SHARES
--------------------------------------------------------------------------------
INVESTMENT COMPANIES--0.7%
--------------------------------------------------------------------------------
Oppenheimer Institutional Money Market
Fund, Cl. E, 5.03% 4,5
(Cost $15,628,720)                                 15,628,720        15,628,720

--------------------------------------------------------------------------------
Total Investments, at Value (excluding
Investments Purchased with Cash
Collateral from Securities Loaned)
(Cost $2,114,396,168)                                             2,370,451,963

                                                    PRINCIPAL
                                                       AMOUNT
--------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED--5.5% 6
--------------------------------------------------------------------------------
ANZ National (Int'l) Ltd., 4.37%,
1/2/08                                            $ 3,998,688         3,998,688
--------------------------------------------------------------------------------
Caixa Catal, 5.18%, 3/7/08                          5,000,000         5,000,000
--------------------------------------------------------------------------------
CAM US Finance SA Unipersonal,
4.96%, 2/1/08                                       4,500,000         4,500,000
--------------------------------------------------------------------------------
CC USA, Inc., 4.39%, 1/2/08                         1,499,330         1,499,330
--------------------------------------------------------------------------------
Countrywide Asset-Backed
Certificates, Series 2006-2,
Cl. 2A1, 4.94%, 1/25/08                               113,881           113,881
--------------------------------------------------------------------------------
GSAA Home Equity Trust,
Series 2005-15, Cl. 2A1, 4.96%,
1/25/08                                               801,963           801,963
--------------------------------------------------------------------------------
HSBC Finance Corp., 5.26%, 1/7/08                   3,000,000         3,000,000
--------------------------------------------------------------------------------
MBIA Global Funding LLC, 4.86%,
1/30/08                                             3,000,000         3,000,000
--------------------------------------------------------------------------------
Metropolitan Life Global Funding,
4.89%, 1/22/08                                      3,500,000         3,500,000
--------------------------------------------------------------------------------
Natexis Banques Populaires NY,
4.37%, 1/2/08                                       2,000,000         2,000,000
--------------------------------------------------------------------------------
Natexis Banques Populaires NY,
4.39%, 1/2/08                                       1,999,951         1,999,951
--------------------------------------------------------------------------------
Nationwide Global Fund I, 4.99%,
3/17/08                                             4,002,688         4,002,688
--------------------------------------------------------------------------------
Tango Finance Corp., 4.38%, 1/2/08                  4,499,774         4,499,774
--------------------------------------------------------------------------------
Undivided interest of 9.01% in joint repurchase
agreement (Principal Amount/Value
$1,000,000,000, with a maturity value of
$1,000,250,000) with Bank of America NA, 4.50%,
dated 12/31/07, to be repurchased at
$90,128,005 on 1/2/08, collateralized by U.S.
Agency Mortgages, 5%, 5/1/35, with a value of
$1,020,000,000                                     90,105,479        90,105,479


                      11 | OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED Continued
--------------------------------------------------------------------------------
Whitehawk CDO Funding Corp.,
5.04%, 3/17/08                                 $    2,000,000   $     2,000,000
                                                                ----------------
Total Investments Purchased
with Cash Collateral from
Securities Loaned
(Cost $130,021,754)                                                 130,021,754

--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $2,244,417,922)                                   105.4%    2,500,473,717
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                    (5.4)     (128,056,937)
                                                  ------------------------------
NET ASSETS                                              100.0%  $ 2,372,416,780
                                                  ==============================

INDUSTRY CLASSIFICATIONS ARE UNAUDITED.

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. Partial or fully-loaned security. See Note 7 of accompanying Notes.

3. Illiquid security. The aggregate value of illiquid securities as of December 31, 2007 was $13,669, which represents less than 0.005% of the Fund's net assets. See Note 6 of accompanying Notes.

4. Rate shown is the 7-day yield as of December 31, 2007.

5. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2007, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser.Transactions during the period in which the issuer was an affiliate are as follows:

                                                                SHARES         GROSS         GROSS              SHARES
                                                     DECEMBER 31, 2006     ADDITIONS    REDUCTIONS   DECEMBER 31, 2007
-----------------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market Fund, Cl. E          12,793,527   451,739,331   448,904,138          15,628,720

                                                                                                              DIVIDEND
                                                                                             VALUE              INCOME
-----------------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market Fund, Cl. E                                     $15,628,720            $672,430

6. The security/securities have been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7 of accompanying Notes.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      12 | OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2007
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------------------------
Investments, at value--see accompanying statement of investments:
Unaffiliated companies (cost $2,228,789,202)                                               $ 2,484,844,997
Affiliated companies (cost $15,628,720)                                                         15,628,720
                                                                                           ----------------
                                                                                             2,500,473,717
-----------------------------------------------------------------------------------------------------------
Cash                                                                                               940,949
-----------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                                13,928,627
Shares of beneficial interest sold                                                               4,683,509
Dividends                                                                                        2,684,622
Other                                                                                               57,776
                                                                                           ----------------
Total assets                                                                                 2,522,769,200

-----------------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------------
Return of collateral for securities loaned                                                     130,038,099
-----------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                           18,090,831
Shares of beneficial interest redeemed                                                           1,132,162
Distribution and service plan fees                                                                 901,108
Shareholder communications                                                                         124,346
Trustees' compensation                                                                              20,339
Transfer and shareholder servicing agent fees                                                        1,797
Other                                                                                               43,738
                                                                                           ----------------
Total liabilities                                                                              150,352,420

-----------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                 $ 2,372,416,780
                                                                                           ================

-----------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
-----------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                                 $        93,140
-----------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                   1,975,417,893
-----------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                               26,296,748
-----------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions                 114,553,204
-----------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and
liabilities denominated in foreign currencies                                                  256,055,795
                                                                                           ----------------
NET ASSETS                                                                                 $ 2,372,416,780
                                                                                           ================

-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
-----------------------------------------------------------------------------------------------------------
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based
on net assets of $907,727,350 and 35,438,868 shares of beneficial interest outstanding)    $         25.61
-----------------------------------------------------------------------------------------------------------
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net
assets of $1,464,689,430 and 57,701,444 shares of beneficial interest outstanding)         $         25.38

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      13 | OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2007
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------------
Dividends:
Unaffiliated companies                                                                     $    43,560,509
Affiliated companies                                                                               672,430
-----------------------------------------------------------------------------------------------------------
Portfolio lending fees                                                                             431,767
-----------------------------------------------------------------------------------------------------------
Interest                                                                                            22,825
                                                                                           ----------------
Total investment income                                                                         44,687,531

-----------------------------------------------------------------------------------------------------------
EXPENSES
-----------------------------------------------------------------------------------------------------------
Management fees                                                                                 14,769,190
-----------------------------------------------------------------------------------------------------------
Distribution and service plan fees--Service shares                                               3,286,224
-----------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Non-Service shares                                                                                  10,207
Service shares                                                                                      10,256
-----------------------------------------------------------------------------------------------------------
Shareholder communications:
Non-Service shares                                                                                  51,900
Service shares                                                                                      60,960
-----------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                              40,547
-----------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                         13,436
-----------------------------------------------------------------------------------------------------------
Administration service fees                                                                          1,500
-----------------------------------------------------------------------------------------------------------
Other                                                                                               78,177
                                                                                           ----------------
Total expenses                                                                                  18,322,397
Less reduction to custodian expenses                                                                   (32)
Less waivers and reimbursements of expenses                                                        (12,893)
                                                                                           ----------------
Net expenses                                                                                    18,309,472

-----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                           26,378,059

-----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------
Net realized gain on:
Investments from unaffiliated companies                                                        194,501,270
Foreign currency transactions                                                                      157,317
                                                                                           ----------------
Net realized gain                                                                              194,658,587
-----------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                                   (129,493,013)
Translation of assets and liabilities denominated in foreign currencies                           (129,200)
                                                                                           ----------------
Net change in unrealized appreciation                                                         (129,622,213)

-----------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                       $    91,414,433
                                                                                           ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      14 | OPPENHEIMER MAIN STREET FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                             2007              2006
-----------------------------------------------------------------------------------------------------------
OPERATIONS
-----------------------------------------------------------------------------------------------------------
Net investment income                                                    $    26,378,059   $    20,239,611
-----------------------------------------------------------------------------------------------------------
Net realized gain                                                            194,658,587       112,205,051
-----------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                       (129,622,213)      135,126,116
                                                                         ----------------------------------
Net increase in net assets resulting from operations                          91,414,433       267,570,778

-----------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Non-Service shares                                                           (10,356,753)      (12,723,204)
Service shares                                                                (9,852,371)       (6,609,246)
                                                                             (20,209,124)      (19,332,450)

-----------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Non-Service shares                                                          (175,658,859)     (210,884,469)
Service shares                                                               331,431,603       388,260,650
                                                                         ----------------------------------
                                                                             155,772,744       177,376,181

-----------------------------------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------------------------
Total increase                                                               226,978,053       425,614,509
-----------------------------------------------------------------------------------------------------------
Beginning of period                                                        2,145,438,727     1,719,824,218
                                                                         ----------------------------------
End of period (including accumulated net investment income of
$26,296,748 and $20,132,146, respectively)                               $ 2,372,416,780   $ 2,145,438,727
                                                                         ==================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      15 | OPPENHEIMER MAIN STREET FUND/VA

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES    YEAR ENDED DECEMBER 31,            2007                2006            2005            2004           2003
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     24.78          $    21.79      $    20.84      $    19.20     $    15.32
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .33 1               .27 1           .26 1           .27 1          .18
Net realized and unrealized gain                          .75                2.98             .97            1.53           3.86
                                                  ---------------------------------------------------------------------------------
Total from investment operations                         1.08                3.25            1.23            1.80           4.04
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.25)               (.26)           (.28)           (.16)          (.16)
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                    $     25.61          $    24.78      $    21.79      $    20.84     $    19.20
                                                  =================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                       4.43%              15.03%           5.98%           9.46%         26.72%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $   907,727          $1,046,146      $1,121,476      $1,238,948     $1,214,960
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $ 1,006,655          $1,054,522      $1,156,299      $1,216,081     $1,003,396
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                    1.28%               1.19%           1.26%           1.39%          1.10%
Total expenses                                           0.65% 4,5,6         0.66% 4,5       0.67% 6         0.67% 6        0.70% 6
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   111%                100%             88%             82%            85%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

       Year Ended December 31, 2007          0.65%
       Year Ended December 31, 2006          0.66%

5. Voluntary waiver or reimbursement of indirect management fees less than 0.005%.

6. Reduction to custodian expenses less than 0.005%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      16 | OPPENHEIMER MAIN STREET FUND/VA

SERVICE SHARES    YEAR ENDED DECEMBER 31,                2007                2006            2005            2004           2003
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     24.58          $    21.63      $    20.70      $    19.10     $    15.26
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .26 1               .22 1           .21 1           .25 1          .14
Net realized and unrealized gain                          .75                2.95             .96            1.49           3.85
                                                  ---------------------------------------------------------------------------------
Total from investment operations                         1.01                3.17            1.17            1.74           3.99
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.21)               (.22)           (.24)           (.14)          (.15)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     25.38          $    24.58      $    21.63      $    20.70     $    19.10
                                                  =================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                       4.15%              14.76%           5.74%           9.15%         26.44%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $ 1,464,690          $1,099,293      $  598,348      $  372,845     $  166,717
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $ 1,315,488          $  810,181      $  462,272      $  262,660     $   98,210
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                    1.03%               0.95%           1.02%           1.30%          0.83%
Total expenses                                           0.90% 4,5,6         0.91% 4,5       0.91% 6         0.92% 6        0.96% 6
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   111%                100%             88%             82%            85%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

       Year Ended December 31, 2007          0.90%
       Year Ended December 31, 2006          0.91%

5. Voluntary waiver or reimbursement of indirect management fees less than 0.005%.

6. Reduction to custodian expenses less than 0.005%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      17 | OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Main Street Fund/VA (the "Fund"), is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's objective is to seek high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. The Fund's investment adviser is OppenheimerFunds, Inc. (the "Manager").

      The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the closing price reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Shares of a registered investment company that are not traded on an exchange are valued at the acquired investment company's net asset value per share. "Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

      Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.


                      18 | OPPENHEIMER MAIN STREET FUND/VA

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. The Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

-------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund's tax return filings remain open for the three preceding fiscal reporting period ends.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund's tax return filings remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                NET UNREALIZED
                                                                  APPRECIATION
                                                              BASED ON COST OF
UNDISTRIBUTED     UNDISTRIBUTED          ACCUMULATED      SECURITIES AND OTHER
NET INVESTMENT        LONG-TERM                 LOSS   INVESTMENTS FOR FEDERAL
INCOME                     GAIN   CARRYFORWARD 1,2,3       INCOME TAX PURPOSES
------------------------------------------------------------------------------
$48,697,207        $106,324,703                  $78              $241,899,367

1. The Fund had $78 of post-October foreign currency losses which were deferred.

2. During the fiscal year ended December 31, 2007, the Fund utilized $51,195,980 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended December 31, 2006, the Fund utilized $112,599,269 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.


                      19 | OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

Accordingly, the following amounts have been reclassified for December 31, 2007. Net assets of the Fund were unaffected by the reclassifications.

                                                              REDUCTION
                                         REDUCTION   TO ACCUMULATED NET
     INCREASE TO PAID-IN        TO ACCUMULATED NET        REALIZED GAIN
     CAPITAL                     INVESTMENT INCOME     ON INVESTMENTS 4
     ------------------------------------------------------------------
     $12,120,448                            $4,333          $12,116,115

4. $12,120,448, including $10,012,401 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

                                        YEAR ENDED           YEAR ENDED
                                 DECEMBER 31, 2007    DECEMBER 31, 2006
     ------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                   $20,209,124          $19,332,450

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2007 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

     Federal tax cost of securities     $      2,258,574,350
                                        ====================

     Gross unrealized appreciation      $        358,518,287
     Gross unrealized depreciation              (116,618,920)
                                        --------------------
     Net unrealized appreciation        $        241,899,367
                                        ====================

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Market discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the


                      20 | OPPENHEIMER MAIN STREET FUND/VA
effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                  YEAR ENDED DECEMBER 31, 2007      YEAR ENDED DECEMBER 31, 2006
                                       SHARES           AMOUNT           SHARES           AMOUNT
-------------------------------------------------------------------------------------------------
NON-SERVICE SHARES
Sold                                2,948,386    $  76,016,214        2,514,408    $  57,767,133
Dividends and/or distributions
reinvested                            425,853       10,356,753          570,547       12,723,204
Redeemed                          (10,151,162)    (262,031,826)     (12,341,295)    (281,374,806)
                                 ----------------------------------------------------------------
Net decrease                       (6,776,923)   $(175,658,859)      (9,256,340)   $(210,884,469)
                                 ================================================================

-------------------------------------------------------------------------------------------------
SERVICE SHARES
Sold                               18,707,352    $ 478,137,931       19,602,827    $ 446,509,884
Dividends and/or distributions
reinvested                            407,708        9,846,137          298,058        6,604,957
Redeemed                           (6,139,866)    (156,552,465)      (2,838,200)     (64,854,191)
                                 ----------------------------------------------------------------
Net increase                       12,975,194    $ 331,431,603       17,062,685    $ 388,260,650
                                 ================================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 31, 2007, were as follows:

                                       PURCHASES            SALES
        ---------------------------------------------------------
        Investment securities     $2,711,835,454   $2,553,382,648

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:


                      21 | OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued
--------------------------------------------------------------------------------

             FEE SCHEDULE
             -----------------------------------------
             Up to $200 million                  0.75%
             Next $200 million                   0.72
             Next $200 million                   0.69
             Next $200 million                   0.66
             Over $800 million                   0.60

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services ("OFS"), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended December 31, 2007, the Fund paid $20,437 to OFS for services to the Fund.

      Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 per class, for class level assets of $10 million or more. Each class is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FOR SERVICE SHARES. The Fund has adopted a Distribution and Service Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the "Distributor"), for distribution related services, personal service and account maintenance for the Fund's Service shares. Under the Plan, payments are made periodically at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund's assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

      The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF. During the year ended December 31, 2007, the Manager waived $12,893 for IMMF management fees.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

      Foreign currency exchange contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

      Risks to the Fund include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received.

      As of December 31, 2007, the Fund had no outstanding forward contracts.


                      22 | OPPENHEIMER MAIN STREET FUND/VA

--------------------------------------------------------------------------------
6. ILLIQUID SECURITIES

As of December 31, 2007, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.

--------------------------------------------------------------------------------
7. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As of December 31, 2007, the Fund had on loan securities valued at $126,192,641. Collateral of $130,038,099 was received for the loans, all of which was received in cash and subsequently invested in approved instruments or held as cash.

--------------------------------------------------------------------------------
8. RECENT ACCOUNTING PRONOUNCEMENT

In September 2006, Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of December 31, 2007, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.


                      23 | OPPENHEIMER MAIN STREET FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER MAIN STREET FUND/VA:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Main Street Fund/VA (the "Fund"), a series of Oppenheimer Variable Account Funds, including the statement of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
February 13, 2008


                      24 | OPPENHEIMER MAIN STREET FUND/VA

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2008, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2007. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2007 which are not designated as capital gain distributions should be multiplied by 78.90% to arrive at the amount eligible for the corporate dividend-received deduction.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                      25 | OPPENHEIMER MAIN STREET FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                      26 | OPPENHEIMER MAIN STREET FUND/VA

BOARD APPROVAL OF THE FUND'S INVESTMENT ADVISORY AGREEMENT  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Trustees (the "Board"), including a majority of the independent Trustees, is required to determine whether to renew the Fund's investment advisory agreement (the "Agreement"). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

      The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager's services, (ii) the investment performance of the Fund and the Manager,
(iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. Outlined below is a summary of the principal information considered by the Board as well as the Board's conclusions.

      The Board was aware that there are alternatives to retaining the Manager.

      NATURE, QUALITY AND EXTENT OF SERVICES. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager's key personnel who provide such services. The Manager's duties include providing the Fund with the services of the portfolio managers and the Manager's investment team, who provide research, analysis and other advisory services in regard to the Fund's investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund's investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund's operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund's shares. The Manager also provides the Fund with office space, facilities and equipment.

      The Board also considered the quality of the services provided and the quality of the Manager's resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager's administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager's key personnel and the size and functions of its staff providing investment management services to the Fund. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Nikolaos D. Monoyios and Dr. Marc Reinganum and the Manager's Disciplined Strategies Equity investment team and analysts. Mr. Monoyios has been a portfolio manager of the Fund since May 1999 and Dr. Reinganum has been a portfolio manager of the Fund since October 2003. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. In light of the foregoing, the Board concluded that the Fund benefits from the services provided under the Agreement as a result of the Manager's experience, reputation, personnel, operations, and resources.


                      27 | OPPENHEIMER MAIN STREET FUND/VA

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited / Continued
--------------------------------------------------------------------------------

      INVESTMENT PERFORMANCE OF THE MANAGER AND THE FUND. During the year, the Manager provided information on the investment performance of the Fund and the Manager at each Board meeting, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund's historical performance to relevant market indices and to the performance of other large-cap core funds underlying variable insurance products. The Board noted that the Fund's one-year, three-year, and five-year performance were better than its peer group median, though the Fund's ten-year performance was below its peer group median.

      COSTS OF SERVICES AND PROFITS REALIZED BY THE MANAGER. The Board considered information regarding the Manager's costs in serving as the Fund's investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager's profitability from its relationship with the Fund. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other large-cap core funds underlying variable insurance products. The Board noted that the Fund's contractual and actual management fees are higher than its peer group median.

      ECONOMIES OF SCALE. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund's assets grow.

      OTHER BENEFITS TO THE MANAGER. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager's affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders.

      CONCLUSIONS. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees' counsel are both independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement for another year. In arriving at this decision, the Board considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.


                      28 | OPPENHEIMER MAIN STREET FUND/VA

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH THE    PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD; NUMBER
FUNDS, LENGTH OF SERVICE, AGE      OF PORTFOLIOS IN THE FUNDS COMPLEX CURRENTLY OVERSEEN
INDEPENDENT                        THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL, COLORADO
TRUSTEES                           80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR HER RESIGNATION,
                                   RETIREMENT, DEATH OR REMOVAL.

WILLIAM L. ARMSTRONG,              President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company
Chairman of the Board              (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso
of Trustees (since 2003),          Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman,
Trustee (since 1999)               Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas
Age: 70                            drilling/production company) (since 1992), Campus Crusade for Christ (non-profit) (since 1991);
                                   Former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization)
                                   (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc.
                                   (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency)
                                   (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004),
                                   Storage Technology Corporation (computer equipment company) (1991-2003) and International Family
                                   Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991).
                                   Oversees 39 portfolios in the OppenheimerFunds complex.

GEORGE C. BOWEN,                   Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April
Trustee (since 1999)               1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April
Age: 71                            1999); Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April
                                   1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999). Oversees 39 portfolios in the
                                   OppenheimerFunds complex.

EDWARD L. CAMERON,                 Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-May
Trustee (since 1999)               2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman
Age: 69                            of Price Waterhouse LLP Global Investment Management Industry Services Group (financial services firm) (July 1994-June 1998). Oversees 39 portfolios in the OppenheimerFunds complex.

JON S. FOSSEL,                     Director of UNUMProvident (insurance company) (since June 2002); Director of Northwestern Energy
Trustee (since 1995)               Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals
Age: 66                            (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization)
                                   (February 1998-February 2003 and since February 2005); Chairman and Director (until October
                                   1996) and President and Chief Executive Officer (until October 1995) of the Manager; President,
                                   Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. ("OAC")
                                   (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial
                                   Services, Inc. (until October 1995). Oversees 39 portfolios in the OppenheimerFunds complex.

SAM FREEDMAN,                      Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held
Trustee (since 1996)               several positions with the Manager and with subsidiary or affiliated companies of the Manager
Age: 67                            (until October 1994). Oversees 39 portfolios in the OppenheimerFunds complex.

BEVERLY L. HAMILTON,               Trustee of Monterey Institute for International Studies (educational organization) (since
Trustee (since 2002)               February 2000); Board Member of Middlebury College (educational organization) (since December
Age: 61                            2005); Director of The California Endowment (philanthropic organization) (since April 2002);
                                   Director (February 2002-2005) and Chairman of Trustees (since 2006) of the Community Hospital of
                                   Monterey Peninsula; Director (October 1991-2005) and Vice Chairman (since 2006) of American
                                   Funds' Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management
                                   Company (February 1991-April 2000); Member of the investment committees of The Rockefeller
                                   Foundation (since 2001) and The University of Michigan (since 2000); Advisor at Credit Suisse
                                   First Boston's Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series
                                   Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003).
                                   Oversees 39 portfolios in the OppenheimerFunds complex.


                      29 | OPPENHEIMER MAIN STREET FUND/VA

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

ROBERT J. MALONE,                  Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University
Trustee (since 2002)               (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director
Age: 63                            of Steele Street State Bank (commercial banking) (since August 2003); Director of Colorado
                                   UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation
                                   (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of
                                   U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial
                                   Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc.
                                   (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-
                                   February 2004). Oversees 39 portfolios in the OppenheimerFunds complex.

F. WILLIAM MARSHALL, JR.,          Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment
Trustee (since 2000)               company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); Trustee
Age: 65                            of Worcester Polytech Institute (since 1985); Chairman (since 1994) of the Investment Committee of the Worcester Polytech Institute (private university); President and Treasurer of the SIS
                                   Funds (private charitable fund) (since January 1999); Chairman of SIS & Family Bank, F.S.B.
                                   (formerly SIS Bank) (commercial bank) (January 1999-July 1999); and Executive Vice President of
                                   Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999). Oversees 41 portfolios in the OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                 THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW
AND OFFICER                        YORK, NEW YORK 10281-1008. MR. MURPHY SERVES AS A TRUSTEE FOR AN INDEFINITE TERM, OR UNTIL HIS
                                   RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER FOR AN INDEFINITE TERM, OR UNTIL
                                   HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR. MURPHY IS AN INTERESTED TRUSTEE DUE TO HIS
                                   POSITIONS WITH OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

JOHN V. MURPHY,                    Chairman, Chief Executive Officer and Director of the Manager (since June 2001); President of
Trustee, President and             the Manager (September 2000-March 2007); President and director or trustee of other Oppenheimer
Principal Executive Officer        funds; President and Director of Oppenheimer Acquisition Corp. ("OAC") (the Manager's parent
(since 2001)                       holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of
Age: 58                            the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc.
                                   and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since
                                   July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset
                                   Management Corporation, Trinity Investment Management Corporation and Tremont Capital
                                   Management, Inc. (since November 2001), HarbourView Asset Management Corporation and OFI Private
                                   Investments, Inc. (since July 2001); President (since November 2001) and Director (since July
                                   2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts
                                   Mutual Life Insurance Company (OAC's parent company) (since February 1997); Director of DLB
                                   Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June
                                   1995); Chairman (since October 2007) and Member of the Investment Company Institute's Board of
                                   Governors (since October 2003). Oversees 102 portfolios in the OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS OF                  THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS. MONOYIOS,
THE FUND                           REINGANUM, ZACK, GILLESPIE AND MS. BLOOMBERG, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET,
                                   NEW YORK, NEW YORK 10281-1008, FOR MESSRS. VANDEHEY, WIXTED, PETERSEN, SZILAGYI AND MS. IVES,
                                   6803 S. TUCSON WAY, CENTENNIAL, COLORADO 80112-3924. EACH OFFICER SERVES FOR AN INDEFINITE TERM
                                   OR UNTIL HIS OR HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

NIKOLAOS D. MONOYIOS,              Senior Vice President of the Manager (since October 2003); a Chartered Financial Analyst.
Vice President and Portfolio       Formerly Vice President of the Manager (April 1998-September 2003). A portfolio manager and
Manager (since 1999)               officer of 6 portfolios in the OppenheimerFunds complex.
Age: 58

DR. MARC REINGANUM,                Vice President of the Manager (since September 2002); Director of Quantitative Research and
Vice President and Portfolio       Portfolio Strategist for Equities; the Mary Jo Vaughn Rauscher Chair in Financial Investments
Manager (since 2003)               at Southern Methodist University (since 1995). Director of the Finance Institute, Chairman of
Age: 54                            the Finance Department, President of the Faculty at the Cox School of Business and member of the Board of Trustee Investment Committee while at Southern Methodist University. A portfolio manager and officer of 3 portfolios in the OppenheimerFunds complex.


                      30 | OPPENHEIMER MAIN STREET FUND/VA

MARK S. VANDEHEY,                  Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief
Vice President and Chief           Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and
Compliance Officer                 Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor,
(since 2004)                       Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983);
Age: 57                            Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An
                                   officer of 102 portfolios in the OppenheimerFunds complex.

BRIAN W. WIXTED,                   Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the
Treasurer and Principal            following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc.,
Financial & Accounting             Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership
Officer (since 1999)               Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000),
Age: 48                            OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI
                                   Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program
                                   (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief
                                   Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May
                                   2000); Assistant Treasurer of the following: OAC (since March 1999), Centennial Asset
                                   Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April
                                   2000-June 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

BRIAN S. PETERSEN,                 Vice President of the Manager (since February 2007); Assistant Vice President of the Manager
Assistant Treasurer                (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November
(since 2004)                       1998-July 2002). An officer of 102 portfolios in the OppenheimerFunds complex.
Age: 37

BRIAN C. SZILAGYI,                 Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting and
Assistant Treasurer                Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of Berger
(since 2005)                       Financial Group LLC (May 2001-March 2003). An officer of 102 portfolios in the OppenheimerFunds
Age: 37                            complex.

ROBERT G. ZACK,                    Executive Vice President (since January 2004) and General Counsel (since March 2002) of the
Vice President and Secretary       Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel
(since 2001)                       of Centennial Asset Management Corporation (since December 2001); Senior Vice President and
Age: 59                            General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997)
                                   and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds
                                   plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December
                                   2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice
                                   President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder
                                   Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of
                                   OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of
                                   OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of
                                   OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds
                                   (Asia) Limited (since December 2003); Senior Vice President (May 1985-December 2003). An
                                   officer of 102 portfolios in the OppenheimerFunds complex.

LISA I. BLOOMBERG,                 Vice President and Associate Counsel of the Manager (since May 2004); First Vice President
Assistant Secretary                (April 2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial
(since 2004)                       Services, Inc. An officer of 102 portfolios in the OppenheimerFunds complex.
Age: 40

PHILLIP S. GILLESPIE,              Senior Vice President and Deputy General Counsel of the Manager (since September 2004); First
Assistant Secretary                Vice President (2000-September 2004), Director (2000-September 2004) and Vice President
(since 2004)                       (1998-2000) of Merrill Lynch Investment Management. An officer of 102 portfolios in the
Age: 44                            OppenheimerFunds complex.

KATHLEEN T. IVES,                  Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since October
Assistant Secretary                2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003)
(since 2001)                       of the Distributor; Assistant Secretary of Centennial Asset Management Corporation (since
Age: 42                            October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since
                                   1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial
                                   Services, Inc. (since December 2001); Assistant Counsel of the Manager (August 1994-October
                                   2003). An officer of 102 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING 1.800.981.2871.


                      31 | OPPENHEIMER MAIN STREET FUND/VA




DECEMBER 31, 2007

--------------------------------------------------------------------------------

      Oppenheimer                                          Management
      Money Fund/VA                                       Commentaries
      A Series of Oppenheimer Variable Account Funds           and
                                                          Annual Report

--------------------------------------------------------------------------------

      MANAGEMENT COMMENTARIES

          Investment Strategy Discussion

      ANNUAL REPORT                              [GRAPHIC]

          Listing of Investments

          Financial Statements

                                                 [LOGO] OPPENHEIMERFUNDS(R)
                                                        The Right Way to Invest

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur ongoing costs, including management fees; service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2007.

ACTUAL EXPENSES. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

--------------------------------------------------------------------------------

                             BEGINNING     ENDING             EXPENSES
                             ACCOUNT       ACCOUNT            PAID DURING
                             VALUE         VALUE              6 MONTHS ENDED
ACTUAL                       JULY 1, 2007  DECEMBER 31, 2007  DECEMBER 31, 2007
--------------------------------------------------------------------------------
                             $1,000.00     $1,024.60          $2.55
HYPOTHETICAL
(5% return before expenses)
--------------------------------------------------------------------------------
                              1,000.00      1,022.68           2.55

Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratio based on the 6-month period ended December 31, 2007 is as follows:

EXPENSE RATIO
-------------
    0.50%

The expense ratio reflects reduction to custodian expenses. The "Financial Highlights" table in the Fund's financial statements, included in this report, also show the gross expense ratio, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

--------------------------------------------------------------------------------


                          5 | OPPENHEIMER MONEY FUND/VA

STATEMENT OF INVESTMENTS  December 31, 2007
--------------------------------------------------------------------------------

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT--20.1%
--------------------------------------------------------------------------------
DOMESTIC CERTIFICATES OF DEPOSIT--1.9%
Citibank NA, 4.83%, 1/24/08                      $  1,500,000   $     1,500,000
--------------------------------------------------------------------------------
HSBC Bank USA, NA, 4.85%, 2/13/08                   2,000,000         2,000,000
                                                                ----------------
                                                                      3,500,000

--------------------------------------------------------------------------------
YANKEE CERTIFICATES OF DEPOSIT--18.2%
Barclays Bank plc, New York:
4.87%, 4/24/08                                      2,000,000         2,000,000
5.16%, 4/2/08                                       2,600,000         2,600,000
--------------------------------------------------------------------------------
BNP Paribas, New York, 5.10%, 3/6/08                1,000,000         1,000,000
--------------------------------------------------------------------------------
Canadian Imperial Bank of Commerce NY:
4.80%, 1/30/08                                      2,000,000         2,000,000
5.11%, 1/17/08                                      2,000,000         2,000,000
--------------------------------------------------------------------------------
Fortis Bank SA/NV, New York, 5.16%,
1/3/08                                              3,000,000         3,000,001
--------------------------------------------------------------------------------
Governor & Co. of the Bank of Ireland,
Stamford CT, 5.17%, 1/16/08                         3,000,000         3,000,000
--------------------------------------------------------------------------------
Lloyds TSB Bank plc, New York:
4.79%, 2/14/08                                      2,000,000         2,000,000
5.45%, 3/10/08                                      3,000,000         3,000,000
--------------------------------------------------------------------------------
Rabobank Nederland NV, New York:
4.85%, 1/22/08                                      2,000,000         2,000,000
5%, 2/27/08                                         2,000,000         2,000,477
--------------------------------------------------------------------------------
Royal Bank of Canada, New York,
4.81%, 2/8/08                                       2,000,000         2,000,000
--------------------------------------------------------------------------------
Royal Bank of Scotland, New York,
5.44%, 3/13/08                                      1,500,000         1,500,000
--------------------------------------------------------------------------------
Skandinaviska Enskilda Banken, New York:
5.155%, 2/29/08                                     3,000,000         3,000,024
5.20%, 1/10/08                                      1,500,000         1,500,000
--------------------------------------------------------------------------------
UBS AG Stamford CT, 5.55%, 2/1/08                   2,000,000         2,000,000
                                                                ----------------
                                                                     34,600,502
                                                                ----------------
Total Certificates of Deposit (Cost $38,100,502)                     38,100,502

--------------------------------------------------------------------------------
DIRECT BANK OBLIGATIONS--18.3%
--------------------------------------------------------------------------------
Abbey National North America LLC,
4.88%, 1/31/08                                      1,000,000           995,933
--------------------------------------------------------------------------------
Anglo Irish Bank Corp. plc, 5.34%,
1/9/08 1                                            2,000,000         1,997,627
--------------------------------------------------------------------------------
Barclays US Funding LLC, 4.77%,
2/26/08                                             1,500,000         1,488,870
--------------------------------------------------------------------------------
Danske Corp., 5.38%, 3/6/08 1                       4,000,000         3,961,144
--------------------------------------------------------------------------------
Dexia Delaware LLC, 5.07%, 1/14/08                  2,000,000         1,996,342
--------------------------------------------------------------------------------
DnB NOR Bank ASA:
4.90%, 3/14/08 1                                    1,850,000         1,831,618
4.94%, 2/20/08                                      1,900,000         1,886,964
5.11%, 1/9/08 1                                     2,000,000         1,997,729
--------------------------------------------------------------------------------
Governor & Co. of the Bank of Ireland,
4.94%, 2/19/08 1                                    2,000,000         1,986,552

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
DIRECT BANK OBLIGATIONS Continued
--------------------------------------------------------------------------------
HSBC USA, Inc., 5.30%, 1/31/08                   $  3,000,000   $     2,986,750
--------------------------------------------------------------------------------
National Australia Funding
(Delaware), Inc., 4.75%, 1/15/08 1                  2,000,000         1,996,306
--------------------------------------------------------------------------------
Skandinaviska Enskilda Banken AB,
4.80%, 3/20/08 1                                    1,200,000         1,187,360
--------------------------------------------------------------------------------
Societe Generale North America, Inc.:
5.13%, 1/16/08                                      2,500,000         2,494,656
5.16%, 1/18/08                                      2,000,000         1,995,127
--------------------------------------------------------------------------------
Stadshypotek Delaware, Inc., 5.02%,
2/28/08 1                                           1,000,000           991,920
--------------------------------------------------------------------------------
Swedbank Mortgage AB:
5%, 2/22/08                                         2,000,000         1,985,556
5%, 3/14/08                                         1,000,000           989,861
--------------------------------------------------------------------------------
Wells Fargo Bank NA, 4.58%, 1/8/08                  2,000,000         2,000,000
                                                                ----------------
Total Direct Bank Obligations (Cost $34,770,315)                     34,770,315

--------------------------------------------------------------------------------
SHORT-TERM NOTES--60.8%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.2%
Montgomery, AL Industrial
Development Board Revenue Bonds,
Bristol Properties LLC Project,
Series B, 5.19%, 2/1/08 2                             320,000           320,000
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--18.5%
Amsterdam Funding Corp., 5.07%,
1/10/08 1                                           3,000,000         2,996,198
--------------------------------------------------------------------------------
Capital Auto Receivables Asset
Trust 2007-SN1, 5.03%, 6/16/08 2,3                    259,405           259,405
--------------------------------------------------------------------------------
Chesham Finance LLC, 5%, 1/2/08                     3,800,000         3,799,462
--------------------------------------------------------------------------------
Fairway Finance Corp., 5.65%, 3/5/08 1              1,000,000           989,956
--------------------------------------------------------------------------------
FCAR Owner Trust II, 6%, 2/27/08                    2,000,000         1,981,000
--------------------------------------------------------------------------------
Gemini Securitization Corp., 5.50%,
3/5/08 1                                            1,800,000         1,782,400
--------------------------------------------------------------------------------
Gotham Funding Corp., 5.55%,
2/21/08 1                                           2,000,000         1,984,275
--------------------------------------------------------------------------------
GOVCO, Inc., 5.15%, 1/3/08 1                        1,000,000           999,714
--------------------------------------------------------------------------------
Legacy Capital LLC, 5.15%, 1/29/08                  5,000,000         4,980,322
--------------------------------------------------------------------------------
Lexington Parker Capital Co. LLC,
5.05%, 1/24/08 1                                    1,000,000           996,774
--------------------------------------------------------------------------------
Mont Blanc Capital Corp.,
5.10%, 2/14/08 1                                    2,000,000         1,987,533
--------------------------------------------------------------------------------
New Center Asset Trust, 4.95%, 1/30/08              2,500,000         2,490,031
--------------------------------------------------------------------------------
Old Line Funding Corp.:
5.30%, 2/19/08 1                                    1,000,000           992,786
5.45%, 3/6/08 1                                     3,000,000         2,970,479
--------------------------------------------------------------------------------
Ranger Funding Co. LLC, 5.38%, 1/24/08              1,000,000           996,566
--------------------------------------------------------------------------------
Victory Receivables Corp., 5.66%,
1/30/08 1                                           4,000,000         3,981,811
--------------------------------------------------------------------------------
Windmill Funding Corp., 5.20%, 1/3/08 1             1,000,000           999,711
                                                                ----------------
                                                                     35,188,423


                          6 | OPPENHEIMER MONEY FUND/VA

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
AUTOMOBILES--1.0%
Ande Chevrolet Olds, Inc., Series 2004,
5.01%, 1/2/08 2                                  $  1,870,000   $     1,870,000
--------------------------------------------------------------------------------
CAPITAL MARKETS--5.8%
Banc of America Securities LLC, 4.07%,
1/2/08 2                                            5,000,000         5,000,000
--------------------------------------------------------------------------------
Citigroup Funding, Inc., 4.88%, 8/13/08 2           2,000,000         2,000,000
--------------------------------------------------------------------------------
Lehman Brothers, Inc., 3.20%, 1/2/08 2              4,000,000         4,000,000
                                                                ----------------
                                                                     11,000,000

--------------------------------------------------------------------------------
CHEMICALS--0.9%
BASF AG, 4.74%, 1/14/08 1                           1,739,000         1,736,023
--------------------------------------------------------------------------------
COMMERCIAL BANKS--2.6%
J.P. Morgan Chase & Co., 5.10%, 1/9/08              5,000,000         4,994,333
--------------------------------------------------------------------------------
COMMERCIAL FINANCE--1.1%
Caterpillar Financial Services Corp.,
Series F, 5.16%, 11/26/08 2                         1,000,000         1,000,000
--------------------------------------------------------------------------------
Private Export Funding Corp.,
4.51%, 1/28/08 1                                    1,000,000           996,618
                                                                ----------------
                                                                      1,996,618

--------------------------------------------------------------------------------
CONSUMER FINANCE--1.1%
American Express Credit Corp.,
4.62%, 2/14/08                                      2,000,000         1,988,707
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--2.6%
General Electric Capital Corp.,
5.03%, 1/25/08                                      4,000,000         3,986,587
--------------------------------------------------------------------------------
Prudential Funding LLC, 4.70%, 1/28/08              1,000,000           996,475
                                                                ----------------
                                                                      4,983,062

--------------------------------------------------------------------------------
FOOD PRODUCTS--1.0%
Nestle Capital Corp., 5.22%, 3/7/08 1               2,000,000         1,980,860
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--2.0%
Alta Mira LLC, Series 2004,
4.96%, 1/2/08 2                                     2,250,000         2,250,000
--------------------------------------------------------------------------------
Premier Senior Living LLC,
Series 2007 A-H, 4.90%, 1/2/08 2                    1,500,000         1,500,000
                                                                ----------------
                                                                      3,750,000

--------------------------------------------------------------------------------
INSURANCE--7.4%
ING America Insurance Holdings, Inc.:
4.94%, 1/18/08                                      2,000,000         1,995,334
5%, 3/13/08                                         1,500,000         1,485,000
5%, 3/19/08                                         2,000,000         1,978,333
--------------------------------------------------------------------------------
Jackson National Life Global Funding,
Series 2004-6, 5.12%, 1/15/08 2,3                   2,500,000         2,500,000
--------------------------------------------------------------------------------
Metropolitan Life Global Funding I,
Series 2003-5, 5.13%, 9/12/08 2,3                   4,000,000         4,000,000
--------------------------------------------------------------------------------
United of Omaha Life Insurance Co.,
5.10%, 12/29/08 2,3                                 2,000,000         2,000,000
                                                                ----------------
                                                                     13,958,667

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
LEASING & FACTORING--5.0%
American Honda Finance Corp.:
5.049%, 11/20/08 2,4                             $  3,000,000   $     3,000,000
5.246%, 12/10/08 2,4                                2,500,000         2,500,000
--------------------------------------------------------------------------------
Toyota Motor Credit Corp.:
4.961%, 9/15/08 2                                   2,000,000         2,000,000
5.25%, 1/11/08                                      1,000,000           998,542
5.25%, 1/14/08                                      1,000,000           998,104
                                                                ----------------
                                                                      9,496,646

--------------------------------------------------------------------------------
MACHINERY--1.0%
Jackson Tube Service, Inc., Series 2000,
4.91%, 1/2/08 2                                     1,850,000         1,850,000
--------------------------------------------------------------------------------
MUNICIPAL--3.2%
Black Property Management LLC,
Series 2006, 4.91%, 1/2/08 2                        2,515,000         2,515,000
--------------------------------------------------------------------------------
Columbus, GA Development Authority
Revenue Bonds, MAC Property LLC
Project, Series 2007, 5.22%, 1/2/08 2               1,785,000         1,785,000
--------------------------------------------------------------------------------
Hayward, CA Multifamily Housing
Revenue Bonds, Lord Tennyson Apts.
Project, 5.16%, 1/2/08 2                              710,000           710,000
--------------------------------------------------------------------------------
St. Johns Cnty., FL Industrial
Development Authority
Revenue Bonds, Presbyterian
Retirement Communities Project,
Series 2004B, 5%, 1/2/08 2                          1,000,000         1,000,000
                                                                ----------------
                                                                      6,010,000

--------------------------------------------------------------------------------
PERSONAL PRODUCTS--1.8%
Procter & Gamble International
Funding SCA, 4.65%, 1/31/08 1                       1,000,000           996,125
--------------------------------------------------------------------------------
Reckitt Benckiser Treasury Services plc,
5.11%, 1/15/08 1                                    2,500,000         2,495,032
                                                                ----------------
                                                                      3,491,157

--------------------------------------------------------------------------------
SPECIAL PURPOSE FINANCIAL--5.6%
Cooperative Assn. of Tractor
Dealers, Inc., Series B, 5.30%, 1/8/08              1,640,000         1,638,310
--------------------------------------------------------------------------------
K2 (USA) LLC, 4.97%, 2/25/08 3                      2,000,000         1,984,814
--------------------------------------------------------------------------------
LINKS Finance LLC:
4.845%, 8/6/08 2,4                                  2,000,000         1,999,762
4.849%, 8/15/08 2,4                                 2,000,000         1,999,628
--------------------------------------------------------------------------------
Parkland (USA) LLC, 5.20%, 7/16/08 2,4              2,000,000         1,999,892
--------------------------------------------------------------------------------
RACERS Trust, Series 2004-6-MM,
4.95%, 1/22/08 2,4                                  1,000,000         1,000,000
                                                                ----------------
                                                                     10,622,406
                                                                ----------------
Total Short-Term Notes (Cost $115,236,902)                          115,236,902


                          7 | OPPENHEIMER MONEY FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES--0.5%
--------------------------------------------------------------------------------
Federal Home Loan Bank, 4.625%,
12/4/08 (Cost $1,000,000)                        $  1,000,000   $     1,000,000

--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $189,107,719)                                      99.7%      189,107,719
--------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                           0.3           640,856
                                                 -------------------------------
NET ASSETS                                              100.0%  $   189,748,575
                                                 ===============================

INDUSTRY CLASSIFICATIONS ARE UNAUDITED.

FOOTNOTES TO STATEMENT OF INVESTMENTS

SHORT-TERM NOTES AND DIRECT BANK OBLIGATIONS ARE GENERALLY TRADED ON A DISCOUNT BASIS; THE INTEREST RATE SHOWN IS THE DISCOUNT RATE RECEIVED BY THE FUND AT THE TIME OF PURCHASE. OTHER SECURITIES NORMALLY BEAR INTEREST AT THE RATES SHOWN.

1. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $44,836,551, or 23.63% of the Fund's net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

2. Represents the current interest rate for a variable or increasing rate security.

3. Illiquid security. The aggregate value of illiquid securities as of December 31, 2007 was $10,744,219, which represents 5.66% of the Fund's net assets. See
Note 5 of accompanying Notes.

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $12,499,282 or 6.59% of the Fund's net assets as of December 31, 2007.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                          8 | OPPENHEIMER MONEY FUND/VA

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2007
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------------------
Investments, at value (cost $189,107,719)--see accompanying statement of investments   $ 189,107,719
-----------------------------------------------------------------------------------------------------
Cash                                                                                          22,570
-----------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest                                                                                     603,084
Shares of beneficial interest sold                                                           563,253
Other                                                                                          6,858
                                                                                       --------------
Total assets                                                                             190,303,484

-----------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------
Payables and other liabilities:
Shares of beneficial interest redeemed                                                       322,250
Dividends                                                                                    193,646
Shareholder communications                                                                    12,475
Trustees' compensation                                                                         3,941
Transfer and shareholder servicing agent fees                                                    889
Other                                                                                         21,708
                                                                                       --------------
Total liabilities                                                                            554,909

-----------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $ 189,748,575
                                                                                       ==============

-----------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
-----------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                             $     189,724
-----------------------------------------------------------------------------------------------------
Additional paid-in capital                                                               189,559,918
-----------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                               (1,065)
-----------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                                      (2)
                                                                                       --------------
NET ASSETS--applicable to 189,723,554 shares of beneficial interest outstanding        $ 189,748,575
                                                                                       ==============

-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, REDEMPTION PRICE PER SHARE AND OFFERING PRICE PER SHARE               $        1.00

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                          9 | OPPENHEIMER MONEY FUND/VA

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                            $ 9,718,716

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fees                                                         815,496
--------------------------------------------------------------------------------
Shareholder communications                                               37,130
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                            10,016
--------------------------------------------------------------------------------
Trustees' compensation                                                    6,750
--------------------------------------------------------------------------------
Administration service fees                                               1,500
--------------------------------------------------------------------------------
Custodian fees and expenses                                                 927
--------------------------------------------------------------------------------
Other                                                                    33,014
                                                                    ------------
Total expenses                                                          904,833
Less reduction to custodian expenses                                        (66)
                                                                    ------------
Net expenses                                                            904,767

--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                 8,813,949

--------------------------------------------------------------------------------
NET REALIZED LOSS ON INVESTMENTS                                             (2)

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 8,813,947
                                                                    ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         10 | OPPENHEIMER MONEY FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                               2007            2006
-------------------------------------------------------------------------------------------
OPERATIONS
-------------------------------------------------------------------------------------------
Net investment income                                        $   8,813,949   $   7,889,511
-------------------------------------------------------------------------------------------
Net realized gain (loss)                                                (2)          3,420
                                                             ------------------------------
Net increase in net assets resulting from operations             8,813,947       7,892,931

-------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------------------
Dividends from net investment income                            (8,813,949)     (7,889,609)
-------------------------------------------------------------------------------------------
Distributions from net realized gain                                (3,645)         (6,674)

-------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   beneficial interest transactions                             18,231,526      (1,637,470)
-------------------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------------------
Total increase (decrease)                                       18,227,879      (1,640,822)
-------------------------------------------------------------------------------------------
Beginning of period                                            171,520,696     173,161,518
                                                             ------------------------------
End of period (including accumulated net investment
   loss of $1,065 for the year ended December 31, 2007)      $ 189,748,575   $ 171,520,696
                                                             ==============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


                         11 | OPPENHEIMER MONEY FUND/VA

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                        2007           2006          2005           2004           2003
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $      1.00    $      1.00   $      1.00    $      1.00    $      1.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations--net
investment income and net realized gain                         .05 1          .05 1         .03 1          .01 1          .01
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                           (.05)          (.05)         (.03)          (.01)          (.01)
Distributions from net realized gain                             -- 2           -- 2          --             --             --
                                                        -------------------------------------------------------------------------
Total dividends and/or distributions to shareholders           (.05)          (.05)         (.03)          (.01)          (.01)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $      1.00    $      1.00   $      1.00    $      1.00    $      1.00
                                                        =========================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN 3                                                 4.98%          4.71%         2.86%          0.98%          0.79%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                $   189,749    $   171,521   $   173,162    $   196,503    $   237,613
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $   181,271    $   171,118   $   186,453    $   218,243    $   316,096
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                          4.86%          4.61%         2.80%          0.97%          0.80%
Total expenses                                                 0.50% 5        0.49%         0.48% 5        0.48% 5        0.47% 5

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Reduction to custodian expenses less than 0.005%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         12 | OPPENHEIMER MONEY FUND/VA

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Money Fund/VA (the "Fund") is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek maximum current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity. The Fund's investment adviser is OppenheimerFunds, Inc. (the "Manager").

      The Fund offers shares to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investments.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. Securities are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined under procedures approved by the Fund's Board of Trustees.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund's tax return filings remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years for federal income tax purposes.

      UNDISTRIBUTED NET         UNDISTRIBUTED                   ACCUMULATED
      INVESTMENT INCOME       LONG-TERM GAINS       LOSS CARRYFORWARD 1,2,3
      ---------------------------------------------------------------------
      $243,661                            $--                            $2

1. As of December 31, 2007, the Fund had $2 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2007, details of the capital loss carryforward were as follows:

                      EXPIRING
                      ----------------------
                      2015                $2

2. During the fiscal year ended December 31, 2007, the Fund did not utilize any capital loss carryforward.

3. During the fiscal year ended December 31, 2006, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for December 31, 2007. Net assets of the Fund were unaffected by the reclassifications.

      INCREASE TO                                      REDUCTION TO
      ACCUMULATED                          ACCUMULATED NET REALIZED
      NET INVESTMENT LOSS                       LOSS ON INVESTMENTS
      -------------------------------------------------------------
      $1,065                                                 $1,065

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

                                           YEAR ENDED           YEAR ENDED
                                    DECEMBER 31, 2007    DECEMBER 31, 2006
      --------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                      $8,817,594           $7,896,283


                         13 | OPPENHEIMER MONEY FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

TRUSTEES' COMPENSATION. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually but may be paid at other times to maintain the net asset value per share at $1.00.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                              YEAR ENDED DECEMBER 31, 2007     YEAR ENDED DECEMBER 31, 2006
                                                    SHARES          AMOUNT          SHARES           AMOUNT
------------------------------------------------------------------------------------------------------------
Sold                                           142,287,227   $ 142,287,227     102,552,229    $ 102,552,229
Dividends and/or distributions reinvested        8,817,594       8,817,594       7,809,321        7,809,321
Redeemed                                      (132,873,295)   (132,873,295)   (111,999,020)    (111,999,020)
                                             ---------------------------------------------------------------
Net increase (decrease)                         18,231,526   $  18,231,526      (1,637,470)   $  (1,637,470)
                                             ===============================================================


                         14 | OPPENHEIMER MONEY FUND/VA

--------------------------------------------------------------------------------
3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

      FEE SCHEDULE
      --------------------------------------
      Up to $500 million              0.450%
      Next $500 million               0.425
      Next $500 million               0.400
      Over $1.5 billion               0.375

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services ("OFS"), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended December 31, 2007, the Fund paid $10,001 to OFS for services to the Fund.

      Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 for assets of $10 million or more. The Fund is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% of average annual net assets of the Fund. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
4. ILLIQUID SECURITIES

As of December 31, 2007, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.

--------------------------------------------------------------------------------
5. RECENT ACCOUNTING PRONOUNCEMENT

In September 2006, Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of December 31, 2007, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.


                         15 | OPPENHEIMER MONEY FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER MONEY FUND/VA:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Money Fund/VA (the "Fund"), a series of Oppenheimer Variable Account Funds, including the statement of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
February 13, 2008


                         16 | OPPENHEIMER MONEY FUND/VA

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2008, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2007. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                         17 | OPPENHEIMER MONEY FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                         18 | OPPENHEIMER MONEY FUND/VA

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Trustees (the "Board"), including a majority of the independent Trustees, is required to determine whether to renew the Fund's investment advisory agreement (the "Agreement"). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

      The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager's services, (ii) the investment performance of the Fund and the Manager,
(iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. Outlined below is a summary of the principal information considered by the Board as well as the Board's conclusions.

      The Board was aware that there are alternatives to retaining the Manager.

      NATURE, QUALITY AND EXTENT OF SERVICES. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager's key personnel who provide such services. The Manager's duties include providing the Fund with the services of the portfolio managers and the Manager's investment team, who provide research, analysis and other advisory services in regard to the Fund's investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund's investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund's operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund's shares. The Manager also provides the Fund with office space, facilities and equipment.

      The Board also considered the quality of the services provided and the quality of the Manager's resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager's administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager's key personnel and the size and functions of its staff providing investment management services to the Fund. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Barry D. Weiss and Carol E. Wolf and the Manager's Money Market investment team and analysts. Ms. Wolf has been a portfolio manager of the Fund since July 1998 and Mr. Weiss has been a portfolio manager of the Fund since July 2001. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. In light of the foregoing, the Board concluded that the Fund benefits from the services provided under the Agreement as a result of the Manager's experience, reputation, personnel, operations, and resources.


                         19 | OPPENHEIMER MONEY FUND/VA

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited / Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      INVESTMENT PERFORMANCE OF THE MANAGER AND THE FUND. During the year, the Manager provided information on the investment performance of the Fund and the Manager at each Board meeting, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund's historical performance to relevant market indices and to the performance of other money market funds underlying variable insurance products. The Board noted that the Fund's one-year, three-year, five-year and ten-year performance were better than its peer group median.

      COSTS OF SERVICES AND PROFITS REALIZED BY THE MANAGER. The Board considered information regarding the Manager's costs in serving as the Fund's investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager's profitability from its relationship with the Fund. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other money market funds underlying variable insurance products. The Board noted that although the Fund's contractual management fees are equal to its peer group median and its actual management fees are higher than its peer group median, its actual total expenses are lower than its peer group median.

      ECONOMIES OF SCALE. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund's assets grow.

      OTHER BENEFITS TO THE MANAGER. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager's affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders.

      CONCLUSIONS. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees' counsel are both independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement for another year. In arriving at this decision, the Board considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.


                         20 | OPPENHEIMER MONEY FUND/VA

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH     PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD; NUMBER OF
THE FUNDS, LENGTH OF            PORTFOLIOS IN THE FUNDS COMPLEX CURRENTLY OVERSEEN
SERVICE, AGE
INDEPENDENT                     THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL, COLORADO
TRUSTEES                        80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR HER RESIGNATION, RETIREMENT,
                                DEATH OR REMOVAL.

WILLIAM L. ARMSTRONG,           President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company
Chairman of the Board           (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso
of Trustees (since 2003),       Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman,
Trustee (since 1999)            Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production
Age: 70                         company) (since 1992), Campus Crusade for Christ (non-profit) (since 1991); Former Director, The
                                Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of:
                                Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier
                                Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000)
                                and Frontier Title (title insurance agency) (1995-2000); former Director of the following:
                                UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S.
                                Senator (January 1979-January 1991). Oversees 39 portfolios in the OppenheimerFunds complex.

GEORGE C. BOWEN,                Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April
Trustee (since 1999)            1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999);
Age: 71                         Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr.
                                Bowen held several positions with the Manager and with subsidiary or affiliated companies of the
                                Manager (September 1987-April 1999). Oversees 39 portfolios in the OppenheimerFunds complex.

EDWARD L. CAMERON,              Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000 - May 2006);
Trustee (since 1999)            Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price
Age: 69                         Waterhouse LLP Global Investment Management Industry Services Group (financial services firm) (July
                                1994-June 1998). Oversees 39 portfolios in the OppenheimerFunds complex.

JON S. FOSSEL,                  Director of UNUMProvident (insurance company) (since June 2002); Director of Northwestern Energy
Trustee (since 1990)            Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October
Age: 66                         1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February
                                1998-February 2003 and since February 2005); Chairman and Director (until October 1996) and
                                President and Chief Executive Officer (until October 1995) of the Manager; President, Chief
                                Executive Officer and Director of the following: Oppenheimer Acquisition Corp. ("OAC") (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services,
                                Inc. (until October 1995). Oversees 39 portfolios in the OppenheimerFunds complex.

SAM FREEDMAN,                   Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held
Trustee (since 1996)            several positions with the Manager and with subsidiary or affiliated companies of the Manager (until
Age: 67                         October 1994). Oversees 39 portfolios in the OppenheimerFunds complex.

BEVERLY L. HAMILTON,            Trustee of Monterey Institute for International Studies (educational organization) (since February
Trustee (since 2002)            2000); Board Member of Middlebury College (educational organization) (since December 2005); Director
Age: 61                         of The California Endowment (philanthropic organization) (since April 2002); Director (February
                                2002-2005) and Chairman of Trustees (since 2006) of the Community Hospital of Monterey Peninsula;
                                Director (October 1991-2005) and Vice Chairman (since 2006) of American Funds' Emerging Markets
                                Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February
                                1991-April 2000); Member of the investment committees of The Rockefeller Foundation (since 2001)
                                and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston's Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds
                                (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company)
                                (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and
                                Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 39 portfolios in the
                                OppenheimerFunds complex.


                         21 | OPPENHEIMER MONEY FUND/VA

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

ROBERT J. MALONE,               Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University
Trustee (since 2002)            (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of
Age: 63                         Steele Street State Bank (commercial banking) (since August 2003); Director of Colorado UpLIFT
                                (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and
                                Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 39 portfolios in the OppenheimerFunds complex.

F. WILLIAM MARSHALL, JR.,       Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company)
Trustee (since 2000)            (since 1996) and MML Series Investment Fund (investment company) (since 1996); Trustee of Worcester
Age: 65                         Polytech Institute (since 1985); Chairman (since 1994) of the Investment Committee of the Worcester
                                Polytech Institute (private university); President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank)
                                (commercial bank) (January 1999-July 1999); and Executive Vice President of Peoples Heritage
                                Financial Group, Inc. (commercial bank) (January 1999-July 1999). Oversees 41 portfolios in the
                                OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE              THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW YORK,
AND OFFICER                     NEW YORK 10281-1008. MR. MURPHY SERVES AS A TRUSTEE FOR AN INDEFINITE TERM, OR UNTIL HIS
                                RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER FOR AN INDEFINITE TERM, OR UNTIL HIS
                                RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR. MURPHY IS AN INTERESTED TRUSTEE DUE TO HIS POSITIONS
                                WITH OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

JOHN V. MURPHY,                 Chairman, Chief Executive Officer and Director of the Manager (since June 2001); President of the
Trustee, President and          Manager (September 2000-March 2007); President and director or trustee of other Oppenheimer funds;
Principal Executive Officer     President and Director of Oppenheimer Acquisition Corp. ("OAC") (the Manager's parent holding
(since 2001)                    company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager)
Age: 58                         (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager)
                                (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of
                                Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001);
                                President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the
                                Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity
                                Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001),
                                HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001);
                                President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management,
                                Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC's parent company)
                                (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson
                                Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the
                                Investment Company Institute's Board of Governors (since October 2003). Oversees 102 portfolios in the OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS                  THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS. ZACK, GILLESPIE AND MS.
OF THE FUND                     BLOOMBERG, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NEW YORK 10281-1008, FOR
                                MESSRS. WEISS, VANDEHEY, WIXTED, PETERSEN, SZILAGYI AND MSS. WOLF AND IVES, 6803 S. TUCSON WAY,
                                CENTENNIAL, COLORADO 80112-3924. EACH OFFICER SERVES FOR AN INDEFINITE TERM OR UNTIL HIS OR HER
                                RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

CAROL E. WOLF,                  Senior Vice President of the Manager (since June 2000) and of HarbourView Asset Management
Vice President and              Corporation (since June 2003); formerly Vice President of the Manager (June 1990-June 2000). An
Portfolio Manager               officer of 6 portfolios in the OppenheimerFunds complex.
(since 1998)
Age: 56

BARRY D. WEISS,                 Vice President of the Manager (since July 2001) and of HarbourView Asset Management Corporation
Vice President and              (since June 2003); formerly Assistant Vice President and Senior Credit Analyst of the Manager
Portfolio Manager               (February 2000-June 2001). Prior to joining the Manager in February 2000, he was Associate Director,
(since 2001)                    Structured Finance, Fitch IBCA Inc. (April 1998-February 2000). An officer of 5 portfolios in the
Age: 43                         OppenheimerFunds complex.


                         22 | OPPENHEIMER MONEY FUND/VA

MARK S. VANDEHEY,               Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief
Vice President and              Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and
Chief Compliance Officer        Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc.,
(since 2004)                    Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former
Age: 57                         Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 102 portfolios in the OppenheimerFunds complex.

BRIAN W. WIXTED,                Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following:
Treasurer and                   HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder
Principal Financial &           Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc.
Accounting Officer              (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International
(since 1999)                    Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since
Age: 48                         November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the
                                Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC
                                (since March 1999), Centennial Asset Management Corporation (March 1999-October 2003) and
                                OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 102 portfolios in the
                                OppenheimerFunds complex.

BRIAN S. PETERSEN,              Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August
Assistant Treasurer             2002-February 2007); Manager/Financial Product Accounting of the Manager (November 1998-July 2002).
(since 2004)                    An officer of 102 portfolios in the OppenheimerFunds complex.
Age: 37

BRIAN C. SZILAGYI,              Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting and
Assistant Treasurer             Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of Berger
(since 2005)                    Financial Group LLC (May 2001-March 2003). An officer of 102 portfolios in the OppenheimerFunds
Age: 37                         complex.

ROBERT G. ZACK,                 Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager;
Vice President and Secretary    General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial
(since 2001)                    Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of
Age: 59                         HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC
                                (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001)
                                of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of
                                Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset
                                Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of
                                Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior
                                Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company
                                (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior
                                Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November
                                2001); Director of OppenheimerFunds (Asia) Limited (since December 2003); Senior Vice President (May
                                1985-December 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

LISA I. BLOOMBERG,              Vice President and Associate Counsel of the Manager (since May 2004); First Vice President (April
Assistant Secretary             2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services,
(since 2004)                    Inc. An officer of 102 portfolios in the OppenheimerFunds complex.
Age: 40

PHILLIP S. GILLESPIE,           Senior Vice President and Deputy General Counsel of the Manager (since September 2004); First Vice
Assistant Secretary             President (2000-September 2004), Director (2000-September 2004) and Vice President (1998-2000) of
(since 2004)                    Merrill Lynch Investment Management. An officer of 102 portfolios in the OppenheimerFunds complex.
Age: 44


                         23 | OPPENHEIMER MONEY FUND/VA

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

KATHLEEN T. IVES,               Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since October 2003) of
Assistant Secretary             the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the
(since 2001)                    Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003);
Age: 42                         Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant
                                Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since
                                December 2001); Assistant Counsel of the Manager (August 1994-October 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING 1.800.981.2871.


                         24 | OPPENHEIMER MONEY FUND/VA




DECEMBER 31, 2007

--------------------------------------------------------------------------------

                                                                  Management
      Oppenheimer                                                Commentaries
      Balanced Fund/VA                                               and
      A Series of Oppenheimer Variable Account Funds            Annual Report

--------------------------------------------------------------------------------

      MANAGEMENT COMMENTARIES

            Listing of Top Holdings

      ANNUAL REPORT                             [GRAPHIC]

            Fund Performance Discussion

            Listing of Investments

            Financial Statements

                                                [LOGO]  OPPENHEIMERFUNDS(R)
                                                        The Right Way to Invest

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. For its fiscal year ended December 31, 2007, Oppenheimer Balanced Fund/VA's Non-Service shares returned 3.79%, underperforming its benchmarks, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. Several factors influenced the Fund's performance results this period, especially the turbulent market conditions that were sparked by severe difficulties in the sub-prime mortgage market, which compressed returns in most non-Treasury areas of the bond markets and select areas of the equity markets. On the other hand, we enjoyed very successful stock selection across a broad base of industries, which helped buoy the Fund's fiscal-year returns.

      In 2007, the U.S. equity and bond markets struggled under the weight of the sub-prime mortgage crisis. Select areas of the market posted stellar gains against a generally dismal backdrop. While financial firms and consumer-discretionary companies suffered most, technology, energy and materials stocks rose. Likewise, a general flight to quality defined the broad U.S. fixed-income markets in 2007, where Treasury securities outperformed even domestic stocks, as investors sought a perceived safe haven in government debt. Conversely, most spread products (non-Treasury securities) fell. As uncertainty regarding the financial sector's exposure to sub-prime mortgages mounted, financial bonds were hardest hit, regardless of credit quality or fundamentals. While the credit sector overall lost ground, comparatively riskier high-yield bonds deteriorated most.

      Against this challenging backdrop, the Fund's equity component delivered performance largely in line with that of its benchmark. This outcome was the result of two competing forces: successful stock selection across a broad array of industry sectors, hampered by the severe underperformance of two minor holdings that suffered unexpected losses this year.

      Our largest stock position, Liberty Global, Inc., continued to post robust gains and was our best-performing name. This large consolidated media, cable and telecommunications company has enjoyed strong, consistent growth thanks to its nearly unrivalled position in Europe and Japan, and as such, its stock has rallied steadily. The fact that we owned two classes of shares of this strong performer further added to Fund returns.

      Our largest industrial stock, Siemens AG, appreciated this year as global growth and demand remained strong. While we still own this name, we harvested gains for the portfolio by selling off part of this position. Likewise, CVRD, or Companhia Vale do Rio Doce, the leading Brazilian iron-ore company, posted gains, as did Petroleo Brasileiro SA, or Petrobras, our second-largest energy holding and second-best overall performer for the equity component this year. Meanwhile, our considerable exposure to two consumer staples stocks, Altria Group, Inc. and Loews Corp./Carolina Group, added to returns as these names rose in value on steady demand that is typically less vulnerable to economic ups and downs.

      On the negative side, two of our smaller positions dropped in value enough to negatively impact full-year returns. E*Trade Financial Corp., a company whose true exposure to sub-prime mortgages was revealed to investors, fell significantly and hurt Fund returns. We exited our position. Similarly, one of our health care names, Vanda Pharmaceuticals, Inc., suffered as we believe investors lost confidence in the current management team, yet the company continues to market a competitive product.

      Although the bond portion of the Fund underperformed its relevant benchmark for the year, the bulk of its difficulties occurred over a short, concentrated timeframe--from mid-October through November--when concerns about the sub-prime mortgage market collapse peaked. From January through early October, however, the bond component had posted positive, competitive performance. Unfortunately, subsequent, short-term market events pressured our bond holdings enough to impair final performance results.

      Although our mortgage holdings underperformed, they fell less severely than the overall market, thanks to our focus on highly rated, agency mortgage-backed securities (MBS) such as Fannie Mae and Freddie Mac securities, which fared better than the rest of the mortgage sector. On the other hand, our emphasis within the investment-grade portion of our credit exposure hurt us. We had emphasized financials at the expense of industrials, based on our belief that the wider spreads associated with industrial-related names at that time indicated a higher level of leveraged buyout (LBO) or "event" risk. As such, we avoided this area of the market. Unfortunately, when the sub-prime crisis peaked in mid-October, industrial bonds rallied while spreads on financials widened out dramatically and their values dropped. Similarly, our increased allocation to high-yield bonds detracted from short-term returns after mid-October.


                        3 | OPPENHEIMER BALANCED FUND/VA

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

      Despite the obstacles 2007 presented, we hold an optimistic outlook for the Fund's components. Regardless of macro shifts, we hold firm to our unwavering reliance on individual stock analysis and selection, which we believe remains the most viable path to long-term, consistent returns. In the bond arena, we believe select areas of the market have been unduly shunned despite still-sound fundamental underpinnings, such as highly rated commercial mortgage-backed securities (CMBS), an allocation we recently increased in the bond component. Based on our longer-term perspective, we trust that despite this recent, brief period of difficulty, our overall positioning and strategy will serve our long-term competitive performance. We believe that while market conditions change, our focus on individual security selection remains a steadfast process that will enable the Fund to weather adversity for the long term, and comprises the cornerstone of THE RIGHT WAY TO INVEST.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2007. In the case of Non-Service shares, performance is measured over a ten-year period. In the case of Service shares, performance is measured from inception of the class on May 1, 2002. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

      The Fund's performance is compared to the performance of both the S&P 500 Index, an unmanaged index of U.S. equity securities that is a measure of the general domestic stock market and the Lehman Brothers Aggregate Bond Index, an unmanaged index of U.S. corporate, government and mortgage-backed securities that is a measure of the domestic bond market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                        4 | OPPENHEIMER BALANCED FUND/VA

NON-SERVICE SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Balanced Fund/VA (Non-Service)
   S&P 500 Index
   Lehman Brothers Aggregate Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

              Oppenheimer Balanced                   Lehman Brothers Aggregate
             Fund/VA (Non-Service)   S&P 500 Index          Bond Index
12/31/1997          $ 10,000            $ 10,000              $ 10,000
03/31/1998          $ 10,690            $ 11,394              $ 10,156
06/30/1998          $ 10,709            $ 11,772              $ 10,393
09/30/1998          $  9,589            $ 10,604              $ 10,832
12/31/1998          $ 10,665            $ 12,860              $ 10,869
03/31/1999          $ 10,838            $ 13,500              $ 10,815
06/30/1999          $ 11,569            $ 14,450              $ 10,720
09/30/1999          $ 11,186            $ 13,550              $ 10,793
12/31/1999          $ 11,924            $ 15,565              $ 10,779
03/31/2000          $ 12,653            $ 15,921              $ 11,017
06/30/2000          $ 12,722            $ 15,498              $ 11,209
09/30/2000          $ 12,760            $ 15,348              $ 11,547
12/31/2000          $ 12,691            $ 14,148              $ 12,033
03/31/2001          $ 12,585            $ 12,472              $ 12,398
06/30/2001          $ 13,369            $ 13,201              $ 12,468
09/30/2001          $ 11,903            $ 11,264              $ 13,043
12/31/2001          $ 12,973            $ 12,468              $ 13,049
03/31/2002          $ 13,019            $ 12,502              $ 13,061
06/30/2002          $ 12,065            $ 10,828              $ 13,543
09/30/2002          $ 10,890            $  8,959              $ 14,164
12/31/2002          $ 11,623            $  9,713              $ 14,387
03/31/2003          $ 11,504            $  9,408              $ 14,587
06/30/2003          $ 12,946            $ 10,855              $ 14,952
09/30/2003          $ 13,402            $ 11,142              $ 14,930
12/31/2003          $ 14,524            $ 12,498              $ 14,977
03/31/2004          $ 14,858            $ 12,710              $ 15,375
06/30/2004          $ 14,719            $ 12,928              $ 15,000
09/30/2004          $ 14,830            $ 12,686              $ 15,479
12/31/2004          $ 15,991            $ 13,857              $ 15,627
03/31/2005          $ 15,815            $ 13,559              $ 15,552
06/30/2005          $ 16,234            $ 13,745              $ 16,020
09/30/2005          $ 16,720            $ 14,240              $ 15,912
12/31/2005          $ 16,613            $ 14,537              $ 16,007
03/31/2006          $ 16,941            $ 15,148              $ 15,903
06/30/2006          $ 16,513            $ 14,930              $ 15,891
09/30/2006          $ 17,411            $ 15,775              $ 16,496
12/31/2006          $ 18,465            $ 16,831              $ 16,700
03/31/2007          $ 18,896            $ 16,939              $ 16,951
06/30/2007          $ 19,561            $ 18,002              $ 16,863
09/30/2007          $ 19,678            $ 18,367              $ 17,343
12/31/2007          $ 19,164            $ 17,755              $ 17,864

AVERAGE ANNUAL TOTAL RETURNS OF NON-SERVICE SHARES OF THE FUND AT 12/31/07

1-Year  3.79%     5-Year  10.52%     10-Year  6.72%

SERVICE SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Balanced Fund/VA (Service)
   S&P 500 Index
   Lehman Brothers Aggregate Bond Index

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

              Oppenheimer Balanced                   Lehman Brothers Aggregate
                Fund/VA (Service)    S&P 500 Index          Bond Index
05/01/2002          $ 10,000            $ 10,000              $ 10,000
06/30/2002          $  9,407            $  9,220              $ 10,172
09/30/2002          $  8,491            $  7,628              $ 10,638
12/31/2002          $  9,056            $  8,271              $ 10,806
03/31/2003          $  8,951            $  8,010              $ 10,956
06/30/2003          $ 10,075            $  9,242              $ 11,230
09/30/2003          $ 10,423            $  9,487              $ 11,214
12/31/2003          $ 11,291            $ 10,641              $ 11,249
03/31/2004          $ 11,542            $ 10,822              $ 11,548
06/30/2004          $ 11,427            $ 11,008              $ 11,266
09/30/2004          $ 11,506            $ 10,802              $ 11,626
12/31/2004          $ 12,397            $ 11,799              $ 11,737
03/31/2005          $ 12,254            $ 11,545              $ 11,681
06/30/2005          $ 12,565            $ 11,703              $ 12,032
09/30/2005          $ 12,936            $ 12,125              $ 11,951
12/31/2005          $ 12,852            $ 12,378              $ 12,022
03/31/2006          $ 13,096            $ 12,898              $ 11,945
06/30/2006          $ 12,756            $ 12,712              $ 11,935
09/30/2006          $ 13,437            $ 13,432              $ 12,390
12/31/2006          $ 14,248            $ 14,331              $ 12,543
03/31/2007          $ 14,563            $ 14,423              $ 12,732
06/30/2007          $ 15,071            $ 15,328              $ 12,666
09/30/2007          $ 15,143            $ 15,639              $ 13,026
12/31/2007          $ 14,745            $ 15,118              $ 13,417

AVERAGE ANNUAL TOTAL RETURNS OF SERVICE SHARES OF THE FUND AT 12/31/07

1-Year  3.49%     5-Year  10.24%      Since Inception (5/1/02)  7.09%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL US AT 1.800.981.2871. THE FUND'S TOTAL RETURNS SHOULD NOT BE EXPECTED TO BE THE SAME AS THE RETURNS OF OTHER FUNDS, WHETHER OR NOT BOTH FUNDS HAVE THE SAME PORTFOLIO MANAGERS AND/OR SIMILAR NAMES. THE FUND'S TOTAL RETURNS DO NOT INCLUDE THE CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT PRODUCTS THAT OFFER THIS FUND. SUCH PERFORMANCE WOULD HAVE BEEN LOWER IF SUCH CHARGES WERE TAKEN INTO ACCOUNT.


                        5 | OPPENHEIMER BALANCED FUND/VA

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2007.

ACTUAL EXPENSES. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

--------------------------------------------------------------------------------

                              BEGINNING     ENDING             EXPENSES
                              ACCOUNT       ACCOUNT            PAID DURING
                              VALUE         VALUE              6 MONTHS ENDED
ACTUAL                        JULY 1, 2007  DECEMBER 31, 2007  DECEMBER 31, 2007
--------------------------------------------------------------------------------
Non-Service Shares            $ 1,000.00     $  979.70         $ 3.45
--------------------------------------------------------------------------------
Service Shares                  1,000.00        978.40           4.70

HYPOTHETICAL
(5% return before expenses)
--------------------------------------------------------------------------------
Non-Service Shares              1,000.00      1,021.73           3.52
--------------------------------------------------------------------------------
Service Shares                  1,000.00      1,020.47           4.80

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended December 31, 2007 are as follows:

CLASS                EXPENSE RATIOS
-----------------------------------
Non-Service Shares        0.69%
-----------------------------------
Service Shares            0.94

The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund's Manager that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

--------------------------------------------------------------------------------


                        6 | OPPENHEIMER BALANCED FUND/VA

STATEMENT OF INVESTMENTS  December 31, 2007
--------------------------------------------------------------------------------

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
COMMON STOCKS--51.3%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--5.5%
--------------------------------------------------------------------------------
MEDIA--5.1%
Liberty Global, Inc., Series A 1                      338,018   $    13,246,925
--------------------------------------------------------------------------------
Liberty Global, Inc., Series C 1                      342,790        12,542,686
                                                                ----------------
                                                                     25,789,611

--------------------------------------------------------------------------------
SPECIALTY RETAIL--0.4%
Office Depot, Inc. 1                                   77,400         1,076,634
--------------------------------------------------------------------------------
OfficeMax, Inc.                                        50,500         1,043,330
                                                                ----------------
                                                                      2,119,964

--------------------------------------------------------------------------------
CONSUMER STAPLES--5.7%
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--1.0%
Costco Wholesale Corp.                                 75,100         5,238,976
--------------------------------------------------------------------------------
FOOD PRODUCTS--0.4%
ConAgra Foods, Inc.                                    71,900         1,710,501
--------------------------------------------------------------------------------
TOBACCO--4.3%
Altria Group, Inc.                                    176,030        13,304,347
--------------------------------------------------------------------------------
Loews Corp./Carolina Group                            100,140         8,541,942
                                                                ----------------
                                                                     21,846,289

--------------------------------------------------------------------------------
ENERGY--3.9%
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS--3.9%
BP plc, ADR                                            45,120         3,301,430
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                     102,610         9,613,531
--------------------------------------------------------------------------------
Petroleo Brasileiro SA, ADR                            30,600         3,526,344
--------------------------------------------------------------------------------
Petroleo Brasileiro SA, Preference                     69,490         3,366,103
                                                                ----------------
                                                                     19,807,408

--------------------------------------------------------------------------------
FINANCIALS--7.1%
--------------------------------------------------------------------------------
CAPITAL MARKETS--2.9%
UBS AG 2                                              253,343        11,754,198
--------------------------------------------------------------------------------
UBS AG 2                                               64,600         2,971,600
                                                                ----------------
                                                                     14,725,798

--------------------------------------------------------------------------------
COMMERCIAL BANKS--1.3%
Wachovia Corp.                                        175,445         6,672,173
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--1.6%
Bank of America Corp.                                 191,038         7,882,228
--------------------------------------------------------------------------------
INSURANCE--1.3%
Everest Re Group Ltd.                                  42,480         4,264,992
--------------------------------------------------------------------------------
National Financial Partners Corp.                      54,600         2,490,306
                                                                ----------------
                                                                      6,755,298

--------------------------------------------------------------------------------
HEALTH CARE--7.7%
--------------------------------------------------------------------------------
BIOTECHNOLOGY--1.7%
Amicus Therapeutics, Inc. 1                            86,800           933,100
--------------------------------------------------------------------------------
deCODE genetics, Inc. 1                               193,500           712,080
--------------------------------------------------------------------------------
Human Genome Sciences, Inc. 1                         263,700         2,753,028

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
BIOTECHNOLOGY Continued
Orexigen Therapeutics, Inc. 1                         173,230   $     2,468,528
--------------------------------------------------------------------------------
Vanda Pharmaceuticals, Inc. 1                         255,000         1,754,400
                                                                ----------------
                                                                      8,621,136

--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--0.5%
Beckman Coulter, Inc.                                  37,430         2,724,904
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--1.4%
Medco Health Solutions, Inc. 1                         21,200         2,149,680
--------------------------------------------------------------------------------
Skilled Healthcare Group, Inc., Cl. A 1               136,100         1,991,143
--------------------------------------------------------------------------------
WellPoint, Inc. 1                                      31,300         2,745,949
                                                                ----------------
                                                                      6,886,772

--------------------------------------------------------------------------------
PHARMACEUTICALS--4.1%
Abbott Laboratories                                    56,500         3,172,475
--------------------------------------------------------------------------------
Medicines Co. (The) 1                                 184,570         3,536,361
--------------------------------------------------------------------------------
Mylan Laboratories, Inc.                              230,900         3,246,454
--------------------------------------------------------------------------------
Novartis AG, ADR                                       93,160         5,059,520
--------------------------------------------------------------------------------
Schering-Plough Corp.                                 220,000         5,860,800
                                                                ----------------
                                                                     20,875,610

--------------------------------------------------------------------------------
INDUSTRIALS--4.6%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--2.1%
Orbital Sciences Corp. 1                               74,024         1,815,068
--------------------------------------------------------------------------------
United Technologies Corp.                             115,540         8,843,432
                                                                ----------------
                                                                     10,658,500

--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--0.2%
Sinomem Technology Ltd. 1                           1,664,000         1,027,374
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--1.6%
Siemens AG, Sponsored ADR                              51,900         8,166,984
--------------------------------------------------------------------------------
MACHINERY--0.7%
Navistar International Corp. 1                         64,600         3,501,320
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--12.2%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--0.8%
Cisco Systems, Inc. 1                                 155,250         4,202,618
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--0.8%
International Business Machines Corp.                  39,310         4,249,411
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.0%
CalAmp Corp. 1                                             19                53
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--1.8%
eBay, Inc. 1                                          122,690         4,072,081
--------------------------------------------------------------------------------
Google, Inc., Cl. A 1                                   3,300         2,281,884
--------------------------------------------------------------------------------
Yahoo!, Inc. 1                                        114,820         2,670,713
                                                                ----------------
                                                                      9,024,678

--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.9%
Texas Instruments, Inc.                               135,130         4,513,342


                        7 | OPPENHEIMER BALANCED FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
SOFTWARE--7.9%
Microsoft Corp.                                       330,400   $    11,762,240
--------------------------------------------------------------------------------
Novell, Inc. 1                                        394,040         2,707,055
--------------------------------------------------------------------------------
Synopsys, Inc. 1                                      206,520         5,355,064
--------------------------------------------------------------------------------
Take-Two Interactive Software, Inc. 1               1,083,450        19,989,653
                                                                ----------------
                                                                     39,814,012

--------------------------------------------------------------------------------
MATERIALS--2.1%
--------------------------------------------------------------------------------
CHEMICALS--0.3%
Lubrizol Corp. (The)                                   26,400         1,429,824
--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS--0.4%
Texas Industries, Inc.                                 15,060         1,055,706
--------------------------------------------------------------------------------
Vulcan Materials Co.                                   16,180         1,279,676
                                                                ----------------
                                                                      2,335,382

--------------------------------------------------------------------------------
METALS & MINING--1.4%
Carpenter Technology Corp.                             48,800         3,668,296
--------------------------------------------------------------------------------
Companhia Vale do Rio Doce,
Sponsored ADR                                         120,540         3,372,709
                                                                ----------------
                                                                      7,041,005

--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--1.6%
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--1.0%
AT&T, Inc.                                            123,200         5,120,192
--------------------------------------------------------------------------------
XO Holdings, Inc. 1                                        85               176
                                                                ----------------
                                                                      5,120,368

--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--0.6%
Sprint Nextel Corp.                                   250,000         3,282,500
--------------------------------------------------------------------------------
UTILITIES--0.9%
--------------------------------------------------------------------------------
ENERGY TRADERS--0.9%
AES Corp. (The) 1                                     149,600         3,199,944
--------------------------------------------------------------------------------
Dynegy, Inc., Cl. A 1                                 176,900         1,263,066
                                                                ----------------
                                                                      4,463,010
                                                                ----------------
Total Common Stocks (Cost $200,887,779)                             260,487,049

                                                        UNITS
--------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
--------------------------------------------------------------------------------
XO Communications, Inc.:
Series A Wts., Exp. 1/16/10 1,3                           171                34
Series B Wts., Exp. 1/16/10 1,3                           128                17
Series C Wts., Exp. 1/16/10 1,3                           128                 6
                                                                ----------------
Total Rights, Warrants and Certificates (Cost $0)                            57

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--2.1%
--------------------------------------------------------------------------------
Aesop Funding II LLC, Automobile
Asset-Backed Certificates,
Series 2005-1A, Cl. A2, 5.009%,
4/20/09 4,5                                         $ 246,667   $       246,646
--------------------------------------------------------------------------------
Argent Securities Trust 2004-W8,
Asset-Backed Pass-Through Certificates,
Series 2004-W8, Cl. A2, 5.345%, 5/25/34 5             830,484           782,392
--------------------------------------------------------------------------------
Capital One Prime Auto Receivables
Trust, Automobile Asset-Backed
Certificates, Series 2005-1,
Cl. A4, 5.048%, 4/15/11 5                           2,490,000         2,480,959
--------------------------------------------------------------------------------
Citibank Credit Card Issuance Trust,
Credit Card Receivable Nts.,
Series 2003-C4, Cl. C4, 5%, 6/10/15                   180,000           169,565
--------------------------------------------------------------------------------
Citigroup Mortgage Loan Trust, Inc.
2005-WF2, Asset-Backed Pass-Through
Certificates, Series 2005-WF2,
Cl. AF2, 4.922%, 8/25/35 5                             39,393            39,301
--------------------------------------------------------------------------------
CWABS Asset-Backed Certificates
Trust 2002-4, Asset-Backed Certificates,
Series 2002-4, Cl. A1, 5.605%, 2/25/33 5               18,836            16,867
--------------------------------------------------------------------------------
CWABS Asset-Backed Certificates
Trust 2005-11, Asset-Backed Certificates,
Series 2005-11, Cl. AF2, 4.657%, 2/25/36              320,000           318,075
--------------------------------------------------------------------------------
CWABS Asset-Backed Certificates
Trust 2005-16, Asset-Backed Certificates,
Series 2005-16, Cl. 2AF2, 5.382%, 5/25/36 5           360,000           346,985
--------------------------------------------------------------------------------
CWABS Asset-Backed Certificates
Trust 2005-17, Asset-Backed Certificates,
Series 2005-17, Cl. 1AF2, 5.363%, 5/25/36 5           240,000           238,162
--------------------------------------------------------------------------------
CWABS Asset-Backed Certificates
Trust 2006-25, Asset-Backed Certificates,
Series 2006-25, Cl. 2A2, 4.985%, 12/25/29 5           480,000           449,280
--------------------------------------------------------------------------------
Honda Auto Receivables Owner Trust,
Automobile Receivable Obligations,
Series 2005-2, Cl. A4, 4.15%, 10/15/10                460,000           458,635
--------------------------------------------------------------------------------
Household Home Equity
Loan Trust, Home Equity Loan
Pass-Through Certificates:
Series 2005-3, Cl. A1, 5%, 1/20/35 5                  351,832           343,834
Series 2006-4, Cl. A2V, 5.059%, 3/20/36 5             180,000           169,602
--------------------------------------------------------------------------------
Lehman XS Trust, Mtg.
Pass-Through Certificates,
Series 2005-2, Cl. 2A1B, 5.18%, 8/25/35 5             294,330           295,245
--------------------------------------------------------------------------------
MBNA Credit Card Master
Note Trust, Credit Card Receivables,
Series 2003-C7, Cl. C7, 6.378%, 3/15/16 5           1,710,000         1,654,405
--------------------------------------------------------------------------------
Option One Mortgage Loan Trust,
Asset-Backed Certificates,
Series 2006-2, Cl. 2A2, 4.965%, 7/1/36 5            1,100,000         1,071,141
--------------------------------------------------------------------------------
RASC Series 2006-KS7 Trust,
Home Equity Mtg. Asset-Backed
Pass-Through Certificates,
Series 2006-KS7, Cl. A2, 4.965%, 9/25/36 5            800,000           782,527


                        8 | OPPENHEIMER BALANCED FUND/VA

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
--------------------------------------------------------------------------------
Structured Asset Investment
Loan Trust, Mtg. Pass-Through
Certificates, Series 2006-BNC3,
Cl. A2, 4.905%, 9/25/36 5                        $    456,035   $       445,582
--------------------------------------------------------------------------------
Structured Asset Securities Corp.,
Mtg. Pass-Through Certificates,
Series 2005-4XS, Cl. 3A1, 5.18%, 3/26/35              172,454           172,646
                                                                ----------------
Total Asset-Backed Securities (Cost $10,793,074)                     10,481,849

--------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--35.3%
--------------------------------------------------------------------------------
GOVERNMENT AGENCY--22.6%
--------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED--22.5%
Federal Home Loan Mortgage Corp.:
4.50%, 5/15/19-7/15/19                              1,851,371         1,820,291
5%, 12/15/32-12/15/34                               3,193,911         3,122,256
6%, 3/15/33                                           289,795           295,151
6.50%, 4/15/18-4/15/34                              2,717,738         2,819,357
7%, 5/15/29-11/15/32                                1,176,129         1,234,408
--------------------------------------------------------------------------------
Federal Home Loan Mortgage
Corp., Gtd. Real Estate Mtg.
Investment Conduit Multiclass
Pass-Through Certificates:
Series 2006-11, Cl. PS, 6.728%, 3/25/36 5             358,687           398,134
Series 2043, Cl. ZP, 6.50%, 4/15/28                   584,727           607,667
Series 2055, Cl. ZM, 6.50%, 5/15/28                   333,809           345,164
Series 2075, Cl. D, 6.50%, 8/15/28                    819,666           855,937
Series 2080, Cl. Z, 6.50%, 8/15/28                    217,216           226,622
Series 2461, Cl. PZ, 6.50%, 6/15/32                   742,753           776,355
Series 2500, Cl. FD, 5.528%, 3/15/32 5                102,137           102,248
Series 2526, Cl. FE, 5.428%, 6/15/29 5                151,498           151,123
Series 2538, Cl. F, 5.628%, 12/15/32 5              1,577,753         1,589,140
Series 2551, Cl. FD, 5.428%, 1/15/33 5                117,009           117,528
Series 2676, Cl. KY, 5%, 9/15/23                      298,000           289,858
Series 3025, Cl. SJ, 6.316%, 8/15/35 5                117,499           133,700
Series 3094, Cl. HS, 5.949%, 6/15/34 5                223,951           244,323
--------------------------------------------------------------------------------
Federal Home Loan Mortgage
Corp., Interest-Only Stripped
Mtg.-Backed Security:
Series 176, Cl. IO, 4.832%, 6/1/26 6                  203,247            46,876
Series 183, Cl. IO, 3.419%, 4/1/27 6                  328,172            74,976
Series 184, Cl. IO, 9.097%, 12/1/26 6                 356,349            80,995
Series 192, Cl. IO, 8.182%, 2/1/28 6                   96,927            23,523
Series 200, Cl. IO, 7.261%, 1/1/29 6                  116,803            27,146
Series 2130, Cl. SC, 3.243%, 3/15/29 6                256,652            24,868
Series 216, Cl. IO, 9.04%, 12/1/31 6                  186,133            45,100
Series 224, Cl. IO, 5.666%, 3/1/33 6                  584,674           137,246
Series 243, Cl. 6, 15.199%, 12/15/32 6                360,732            76,102
Series 2796, Cl. SD, (2.097)%, 7/15/26 6              369,248            32,717
Series 2802, Cl. AS, 5.232%, 4/15/33 6                560,461            37,833
Series 2920, Cl. S, (4.806)%, 1/15/35 6             2,025,249           144,025
Series 3000, Cl. SE, 11.913%, 7/15/25 6             2,092,083           112,216
Series 3110, Cl. SL, 24.355%, 2/15/26 6               299,599            15,311

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal Home Loan Mortgage
Corp., Principal-Only Stripped
Mtg.-Backed Security:
Series 176, Cl. PO, 5.952%, 6/1/26 7             $     89,447   $        73,790
Series 192, Cl. PO, 7.631%, 2/1/28 7                   96,926            76,656
--------------------------------------------------------------------------------
Federal National Mortgage Assn.:
4.50%, 5/25/18-8/25/20                              9,538,401         9,387,885
5%, 12/25/17-9/25/35                               23,647,833        23,433,616
5.50%, 9/25/20-11/25/34                            16,349,527        16,367,983
5.50%, 4/25/34 8                                    3,201,269         3,204,143
5.50%, 1/1/22 9                                     1,560,000         1,580,232
5.50%, 12/25/33 10                                    276,442           276,690
6%, 8/25/32-8/25/34                                10,310,649        10,505,184
6%, 1/1/22 9                                        4,324,000         4,424,667
6.50%, 6/25/17-10/25/30                             4,957,664         5,143,159
7%, 11/25/17-11/25/35                               2,604,667         2,736,807
7.50%, 1/25/33                                        354,746           379,542
8.50%, 7/25/32                                         13,263            14,288
--------------------------------------------------------------------------------
Federal National Mortgage Assn.
Grantor Trust, CMO, Trust 2002-T1,
Cl. A2, 7%, 11/25/31                                  701,769           740,109
--------------------------------------------------------------------------------
Federal National Mortgage Assn.,
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates:
Trust 1993-215, Cl. ZQ, 6.50%, 11/25/23               679,809           704,156
Trust 1993-87, Cl. Z, 6.50%, 6/25/23                  614,563           633,977
Trust 1998-61, Cl. PL, 6%, 11/25/28                   320,706           329,081
Trust 2001-50, Cl. NE, 6%, 8/25/30                      3,324             3,312
Trust 2001-51, Cl. OD, 6.50%, 10/25/31                844,160           878,543
Trust 2001-70, Cl. LR, 6%, 9/25/30                     70,137            70,365
Trust 2001-82, Cl. ZA, 6.50%, 1/25/32                 299,436           305,765
Trust 2002-9, Cl. PC, 6%, 3/25/17                     705,667           730,240
Trust 2003-130, Cl. CS, 4.37%, 12/25/33 5             200,395           189,494
Trust 2003-28, Cl. KG, 5.50%, 4/25/23               1,052,000         1,058,861
Trust 2003-84, Cl. PW, 3%, 6/25/22                    247,362           245,773
Trust 2004-101, Cl. BG, 5%, 1/25/20                 1,110,000         1,113,689
Trust 2005-59, Cl. NQ, 4.713%, 5/25/35 5              368,766           368,815
Trust 2006-24, Cl. DB, 5.50%, 4/25/26               1,000,000         1,016,553
Trust 2006-46, Cl. SW, 6.362%, 6/25/36 5              265,835           291,702
Trust 2006-50, Cl. KS, 6.362%, 6/25/36 5              701,896           747,106
Trust 2006-50, Cl. SA, 6.362%, 6/25/36 5              212,838           226,851
Trust 2006-50, Cl. SK, 6.362%, 6/25/36 5              661,780           703,990
Trust 2006-64, Cl. MD, 5.50%, 7/25/36               2,983,000         2,961,196
--------------------------------------------------------------------------------
Federal National Mortgage Assn.,
Interest-Only Stripped
Mtg.-Backed Security:
Trust 2001-65, Cl. S, 11.769%, 11/25/31 6             960,702           124,080
Trust 2001-81, Cl. S, 7.034%, 1/25/32 6               206,136            22,202
Trust 2002-47, Cl. NS, 2.892%, 4/25/32 6              450,343            49,616
Trust 2002-51, Cl. S, 3.029%, 8/25/32 6               413,521            46,440
Trust 2002-52, Cl. SD, (0.581)%, 9/25/32 6            456,108            74,248
Trust 2002-77, Cl. SH, 5.015%, 12/18/32 6             277,393            27,352
Trust 2002-84, Cl. SA, 12.932%, 12/25/32 6            843,064            97,895
Trust 2002-9, Cl. MS, 3.665%, 3/25/32 6               305,359            33,003
Trust 2003-118, Cl. S, 9.431%, 12/25/33 6           1,736,016           298,387
Trust 2003-33, Cl. SP, 9.135%, 5/25/33 6              923,084           119,839


                        9 | OPPENHEIMER BALANCED FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal National Mortgage Assn.,
Interest-Only Stripped
Mtg.-Backed Security: Continued
Trust 2003-4, Cl. S, 12.143%, 2/25/33 6          $    536,737   $        65,468
Trust 2003-46, Cl. IH, 5.41%, 6/25/33 6             3,142,299           713,148
Trust 2004-54, Cl. DS, (2.17)%, 11/25/30 6            402,482            32,348
Trust 2005-19, Cl. SA, 1.188%, 3/25/35 6            5,294,603           376,497
Trust 2005-40, Cl. SA, 0.806%, 5/25/35 6            1,116,786            76,846
Trust 2005-6, Cl. SE, 3.23%, 2/25/35 6              1,427,895           123,933
Trust 2005-71, Cl. SA, 8.893%, 8/25/25 6            1,321,263           102,800
Trust 2005-87, Cl. SE, 12.322%, 10/25/35 6          2,633,178           183,697
Trust 2005-87, Cl. SG, 14.11%, 10/25/35 6           2,617,854           245,297
Trust 2006-33, Cl. SP, 15.444%, 5/25/36 6           2,859,044           264,070
Trust 222, Cl. 2, 14.005%, 6/1/23 6                   743,130           175,998
Trust 233, Cl. 2, 13.987%, 8/1/23 6                   632,466           148,253
Trust 240, Cl. 2, 18.465%, 9/1/23 6                 1,182,260           271,838
Trust 252, Cl. 2, 14.848%, 11/1/23 6                  559,095           137,916
Trust 273, Cl. 2, 13.105%, 8/1/26 6                   157,485            35,759
Trust 319, Cl. 2, 11.165%, 2/1/32 6                   203,976            47,383
Trust 321, Cl. 2, 6.52%, 4/1/32 6                   2,116,450           490,563
Trust 331, Cl. 9, 15.5%, 2/1/33 6                     573,893           142,287
Trust 334, Cl. 17, 22.855%, 2/1/33 6                  331,327            76,489
Trust 339, Cl. 7, 9.391%, 7/1/33 6                  2,198,745           519,597
Trust 342, Cl. 2, 8.143%, 9/1/33 6                    236,480            55,368
Trust 344, Cl. 2, 5.034%, 12/1/33 6                 4,014,024           920,391
Trust 345, Cl. 9, 8.864%, 1/1/34 6                    791,799           188,389
Trust 362, Cl. 12, 9.377%, 8/1/35 6                 1,361,093           315,057
Trust 362, Cl. 13, 9.359%, 8/1/35 6                   754,680           173,305
--------------------------------------------------------------------------------
Federal National Mortgage Assn.,
Principal-Only Stripped Mtg.-Backed
Security, Trust 1993-184,
Cl. M, 5.602%, 9/25/23 7                              257,009           210,051
                                                                ----------------
                                                                    113,918,226

--------------------------------------------------------------------------------
GNMA/GUARANTEED--0.1%
Government National
Mortgage Assn., 8%, 4/15/23                           140,412           151,639
--------------------------------------------------------------------------------
Government National
Mortgage Assn., Interest-Only
Stripped Mtg.-Backed Security:
Series 2001-21, Cl. SB, 8.395%, 1/16/27 6             421,622            42,431
Series 2002-15, Cl. SM, 5.989%, 2/16/32 6             506,664            78,135
Series 2002-76, Cl. SY, 6.388%, 12/16/26 6          1,033,840           100,553
Series 2004-11, Cl. SM, 1.721%, 1/17/30 6             345,027            55,922
                                                                ----------------
                                                                        428,680

--------------------------------------------------------------------------------
NON-AGENCY--12.7%
--------------------------------------------------------------------------------
COMMERCIAL--5.5%
Banc of America Commercial
Mortgage, Inc., Commercial Mtg.
Pass-Through Certificates,
Series 2005-3, Cl. A2, 4.501%, 7/10/43              1,050,000         1,037,728
--------------------------------------------------------------------------------
Banc of America Funding Corp.,
CMO Pass-Through Certificates,
Series 2004-2, Cl. 2A1, 6.50%, 7/20/32                653,847           664,983

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
COMMERCIAL Continued
Banc of America Mortgage
Securities, Inc., CMO Pass-Through
Certificates, Series 2004-8,
Cl. 5A1, 6.50%, 5/25/32                          $    540,804   $       551,173
--------------------------------------------------------------------------------
ChaseFlex Trust 2006-2, Multiclass
Mtg. Pass-Through Certificates,
Series 2006-2, Cl. A1B, 4.965%, 8/25/08 5             262,730           262,489
--------------------------------------------------------------------------------
Citigroup Mortgage Loan Trust,
Inc. 2006-WF1, Asset-Backed
Pass-Through Certificates,
Series 2006-WF1,
Cl. A2B, 5.536%, 3/1/36                               260,000           259,945
--------------------------------------------------------------------------------
Citigroup/Deutsche Bank 2007-CD4
Commercial Mortgage Trust,
Commercial Mtg. Pass-Through
Certificates:
Series 2007-CD4,
Cl. A2B, 5.205%, 12/11/49                             570,000           569,910
Series 2007-CD4,
Cl. A4, 5.322%, 12/1/49                               940,000           939,004
--------------------------------------------------------------------------------
CitiMortgage Alternative
Loan Trust 2006-A5
Real Estate Mtg. Investment
Conduit Pass-Through Certificates:
Series 2006-A5,
Cl. 1A1, 5.265%, 10/25/36 5                         1,499,714         1,422,638
Series 2006-A5,
Cl. 1A13, 5.315%, 10/25/36 5                          790,610           773,039
--------------------------------------------------------------------------------
Deutsche Alt-A Securities
Mortgage Loan Trust,
Mtg. Pass-Through Certificates:
Series 2006-AB2,
Cl. A7, 5.961%, 6/25/36                               446,660           446,580
Series 2006-AB4,
Cl. A1A, 6.005%, 10/25/36                             974,449           974,398
Series 2006-AB3,
Cl. A7, 6.36%, 7/1/36                                 138,552           138,666
--------------------------------------------------------------------------------
First Horizon Alternative Mortgage
Securities Trust 2004-FA2, Mtg.
Pass-Through Certificates,
Series 2004-FA2,
Cl. 3A1, 6%, 1/25/35                                  401,491           386,458
--------------------------------------------------------------------------------
First Horizon Alternative Mortgage
Securities Trust 2007-FA2, Mtg.
Pass-Through Certificates,
Series 2007-FA2,
Cl. 1A1, 5.50%, 4/25/37                               509,545           503,357
--------------------------------------------------------------------------------
First Union National Bank/Lehman
Brothers/Bank of America
Commercial Mtg. Trust,
Pass-Through Certificates,
Series 1998-C2,
Cl. A2, 6.56%, 11/18/35                               275,227           275,038


                        10 | OPPENHEIMER BALANCED FUND/VA

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
COMMERCIAL Continued
GE Capital Commercial Mortgage
Corp., Commercial Mtg. Obligations,
Series 2005-C3, Cl. A2, 4.853%, 7/10/45          $    620,000   $       617,861
--------------------------------------------------------------------------------
Greenwich Capital Commercial
Funding Corp., Commercial Mtg.
Pass-Through Certificates:
Series 2005-GG3, Cl. A2, 4.305%, 8/10/42              890,000           879,376
Series 2005-GG5, Cl. A2, 5.117%, 4/10/37              680,000           681,612
Series 2007-GG9, Cl. A2, 5.381%, 3/10/39            2,240,000         2,253,859
--------------------------------------------------------------------------------
JPMorgan Chase Commercial
Mortgage Securities Corp., Commercial
Mtg. Pass-Through Certificates:
Series 2005-LDP2, Cl. A2, 4.575%, 7/15/42             260,000           257,336
Series 2005-LDP4, Cl. A2, 4.79%, 10/15/42             890,000           884,597
Series 2007-LDPX, Cl. A2S, 5.305%, 1/15/49            210,000           210,306
Series 2006-CB14, Cl. A4, 5.481%, 12/12/44          1,140,000         1,155,187
Series 2007-LD12, Cl. A2, 5.827%, 2/15/51             510,000           520,880
--------------------------------------------------------------------------------
LB-UBS Commercial
Mortgage Trust, Commercial
Mtg. Pass-Through Certificates:
Series 2005-C5, Cl. A2, 4.885%, 9/15/30               740,000           738,893
Series 2007-C1, Cl. A2, 5.318%, 1/15/12               910,000           914,413
Series 2007-C1, Cl. A4, 5.424%, 2/11/40               810,000           815,072
--------------------------------------------------------------------------------
Mastr Alternative Loan Trust,
CMO Pass-Through Certificates:
Series 2004-9, Cl. A3, 4.70%, 8/25/34 5                33,581            33,462
Series 2004-6, Cl. 10A1, 6%, 7/25/34                  833,985           825,975
--------------------------------------------------------------------------------
Nomura Asset Securities Corp.,
Commercial Mtg. Pass-Through
Certificates, Series 1998-D6,
Cl. A1B, 6.59%, 3/15/30                               119,995           120,282
--------------------------------------------------------------------------------
Prudential Mortgage Capital Co. II
LLC, Commercial Mtg. Pass-Through
Certificates, Series PRU-HTG 2000-C1,
Cl. A2, 7.306%, 10/6/15                               983,000         1,042,437
--------------------------------------------------------------------------------
RALI Series 2003-QS1 Trust, Mtg.
Asset-Backed Pass-Through Certificates,
Series 2003-QS1, Cl. A2, 5.75%, 1/25/33               380,889           378,998
--------------------------------------------------------------------------------
RALI Series 2007-QS6 Trust, Mtg.
Asset-Backed Pass-Through Certificates,
Series 2007-QS6,
Cl. A114, 5.75%, 4/25/37                              715,081           706,859
--------------------------------------------------------------------------------
Residential Asset Securitization
Trust 2006-A9CB, CMO Pass-Through
Certificates, Series 2006-A9CB,
Cl. A5, 6%, 9/25/36                                   992,247           990,418
--------------------------------------------------------------------------------
Wachovia Bank Commercial
Mortgage Trust 2005-C17,
Commercial Mtg. Pass-Through
Certificates, Series 2005-C17,
Cl. A2, 4.782%, 3/15/42                             1,450,000         1,443,776

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
COMMERCIAL Continued
Wachovia Bank Commercial
Mortgage Trust 2006-C29,
Commercial Mtg. Pass-Through
Certificates, Series 2006-C29,
Cl. A2, 5.272%, 11/15/48                          $   256,000   $       256,599
--------------------------------------------------------------------------------
WaMu, Mtg. Pass-Through Certificates:
Series 2003-AR9,
Cl. 2A, 4.047%, 9/25/33 5                             725,757           721,592
Series 2006-AR8,
Cl. 2A1, 6.133%, 8/25/36 5                          2,106,725         2,106,342
                                                                ----------------
                                                                     27,761,538

--------------------------------------------------------------------------------
MANUFACTURED HOUSING--0.7%
Wells Fargo Mortgage-Backed
Securities 2006-AR12 Trust,
Mtg. Pass-Through Certificates,
Series 2006-AR12,
Cl. 2A1, 6.102%, 9/25/36 5                          1,646,267         1,649,900
--------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed
Securities 2006-AR2 Trust, Mtg.
Pass-Through Certificates,
Series 2006-AR2,
Cl. 2A5, 5.10%, 3/25/36 5                           1,908,691         1,894,536
                                                                ----------------
                                                                      3,544,436

--------------------------------------------------------------------------------
MULTIFAMILY--3.9%
Banc of America Mortgage
Securities, Inc., CMO
Pass-Through Certificates:
Series 2003-E, Cl. 2A2, 4.35%, 6/25/33 5            1,164,278         1,160,072
Series 2005-F, Cl. 2A3, 4.716%, 7/25/35 5           1,391,249         1,380,478
--------------------------------------------------------------------------------
Bear Stearns ARM Trust 2006-4,
Mtg. Pass-Through Certificates,
Series 2006-4,
Cl. 2A1, 5.802%, 10/25/36 5                           756,697           762,512
--------------------------------------------------------------------------------
Citigroup Mortgage Loan Trust, Inc.
2006-AR5, Mtg. Pass-Through
Certificates, Series 2006-AR5,
Cl. 1A3A, 5.894%, 7/25/36 5                           570,495           575,569
--------------------------------------------------------------------------------
Countrywide Alternative
Loan Trust, CMO:
Series 2008-85CB,
Cl. 2A3, 5.50%, 2/25/36                               860,000           816,887
Series 2004-28CB,
Cl. 2A4, 5.75%, 1/25/35                             1,166,000         1,114,581
--------------------------------------------------------------------------------
Countrywide Home Loans Servicing
LP, Mtg. Pass-Through Certificates:
Series 2003-46,
Cl. 1A2, 4.122%, 1/19/34 5                            994,928         1,007,112
Series 2005-HYB1,
Cl. 5A1, 4.995%, 3/25/35 5                          1,316,398         1,286,367
Series 2007-HY1,
Cl. 1A1, 5.695%, 4/25/37 5                          1,381,563         1,387,549


                        11 | OPPENHEIMER BALANCED FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
MULTIFAMILY Continued
GMAC Mortgage Corp. Loan Trust,
Mtg. Pass-Through Certificates:
Series 2005-AR4,
Cl. 2A1, 5.292%, 7/19/35 5                       $  1,514,658   $     1,519,895
Series 2004-J4,
Cl. A7, 5.50%, 9/25/34                                800,000           765,726
--------------------------------------------------------------------------------
GSR Mortgage Loan Trust 2005-AR7,
Mtg. Pass-Through Certificates,
Series 2005-AR7,
Cl. 3A1, 5.152%, 11/25/35 5                         2,221,722         2,219,958
--------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors
Trust 2007-2, Mtg. Pass-Through
Certificates, Series 2007-2,
Cl. 2A1, 6.007%, 6/25/37 5                          1,866,195         1,876,548
--------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed
Securities 2004-AA Trust, Mtg.
Pass-Through Certificates,
Series 2004-AA,
Cl. 2A, 4.993%, 12/25/34 5                            450,730           444,434
--------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed
Securities 2004-S Trust, Mtg.
Pass-Through Certificates,
Series 2004-S,
Cl. A1, 3.54%, 9/25/34 5                              378,465           372,697
--------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed
Securities 2005-AR2 Trust, Mtg.
Pass-Through Certificates,
Series 2005-AR2,
Cl. 2A2, 4.547%, 3/25/35 5                            277,474           275,257
--------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed
Securities 2005-AR4 Trust, Mtg.
Pass-Through Certificates,
Series 2005-AR4,
Cl. 2A2, 4.524%, 4/25/35 5                            456,736           453,062
--------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed
Securities 2006-AR10 Trust,
Mtg. Pass-Through Certificates:
Series 2006-AR10,
Cl. 4A1, 5.56%, 7/25/36 5                             913,730           918,884
Series 2006-AR10,
Cl. 2A1, 5.646%, 7/25/36 5                            704,928           710,211
--------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed
Securities 2006-AR2 Trust,
Mtg. Pass-Through Certificates,
Series 2006-AR2,
Cl. 2A6, 5.10%, 3/25/36 5                             368,907           366,171
--------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed
Securities 2006-AR6 Trust,
Mtg. Pass-Through Certificates,
Series 2006-AR6,
Cl. 3A1, 5.093%, 3/25/36 5                            407,950           406,219
                                                                ----------------
                                                                     19,820,189

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
RESIDENTIAL--2.6%
Chase Mortgage Finance Trust
Series 2005-S1, Multiclass Mtg.
Pass-Through Certificates,
Series 2005-S1,
Cl. 1A5, 5.50%, 5/25/35                          $    490,000   $       481,802
--------------------------------------------------------------------------------
Countrywide Alternative
Loan Trust, CMO:
Series 2005-18CB,
Cl. A8, 5.50%, 5/25/36                              1,170,000         1,129,141
Series 2005-J1, Cl. 3A1, 6.50%, 8/25/32             1,187,155         1,212,967
--------------------------------------------------------------------------------
Morgan Stanley Mortgage Loan
Trust 2006-AR, Mtg. Pass-Through
Certificates, Series 2006-AR,
Cl. 5A3, 5.427%, 6/25/36 5                            530,000           532,449
--------------------------------------------------------------------------------
RALI Series 2006-QS13 Trust,
Mtg. Asset-Backed Pass-Through
Certificates, Series 2006-QS13,
Cl. 1A8, 6%, 9/25/36                                  691,447           691,154
--------------------------------------------------------------------------------
RALI Series 2006-QS5 Trust,
Mtg. Asset-Backed Pass-Through
Certificates, Series 2006-QS5,
Cl. 2A2, 6%, 4/25/08                                  577,298           576,653
--------------------------------------------------------------------------------
STARM Mortgage Loan Trust
2007-S1, Mtg. Pass-Through
Certificates, Series 2007-S1,
Cl. 3A1, 5.004%, 8/1/22 5                           2,073,482         2,045,296
--------------------------------------------------------------------------------
WaMu, Mtg. Pass-Through Certificates:
Series 2007-HY6,
Cl. 2A1, 5.702%, 6/25/37 5                          1,306,020         1,289,642
Series 2006-AR12,
Cl. 2A1, 5.75%, 10/25/36 5                          2,053,734         2,041,301
--------------------------------------------------------------------------------
Washington Mutual Mortgage
Loan Trust, Mtg. Pass-Through
Certificates, 2007-A,
Cl. 1A8, 6%, 2/25/37                                1,996,555         2,002,746
--------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed
Securities 2006-AR5 Trust,
Mtg. Pass-Through Certificates,
Series 2006-AR5,
Cl. 2A2, 5.535%, 4/1/36 5                             801,299           728,308
--------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed
Securities 2003-6 Trust, Mtg.
Pass-Through Certificates,
Series 2003-6, Cl. 1A1, 5%, 6/25/18                   756,820           752,982
                                                                ----------------
                                                                     13,484,441
                                                                ----------------
Total Mortgage-Backed Obligations
(Cost $176,016,481)                                                 178,957,510


                        12 | OPPENHEIMER BALANCED FUND/VA

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--0.2%
--------------------------------------------------------------------------------
U.S. Treasury Nts.:
4.25%, 9/30/12                                   $    735,000   $       761,012
4.75%, 8/15/17                                        216,000           228,201
                                                                ----------------
Total U.S. Government Obligations (Cost $949,668)                       989,213

--------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--8.9%
--------------------------------------------------------------------------------
ABN Amro Bank NV (NY Branch),
7.125% Sub. Nts., Series B, 10/15/93                  400,000           419,920
--------------------------------------------------------------------------------
Albertson's, Inc.,
8% Sr. Unsec. Debs., 5/1/31                           880,000           897,135
--------------------------------------------------------------------------------
Barclays Bank plc,
6.278% Perpetual Bonds 11                           2,600,000         2,266,888
--------------------------------------------------------------------------------
Belo Corp.,
8% Sr. Unsec. Unsub. Nts., 11/1/08                  1,520,000         1,533,902
--------------------------------------------------------------------------------
Buckeye Partners LP,
4.625% Sr. Nts., 7/15/13                            1,035,000           994,732
--------------------------------------------------------------------------------
Caesars Entertainment, Inc.,
7.50% Sr. Unsec. Nts., 9/1/09 3                     1,195,000         1,270,126
--------------------------------------------------------------------------------
Capmark Financial Group, Inc.,
5.875% Nts., 5/10/12 4                                585,000           463,484
--------------------------------------------------------------------------------
Centex Corp.,
5.80% Sr. Unsec. Nts., 9/15/09                        765,000           704,860
--------------------------------------------------------------------------------
Chancellor Media CCU,
8% Sr. Unsec. Nts., 11/1/08                           845,000           873,557
--------------------------------------------------------------------------------
CIT Group Funding Co. of Canada,
4.65% Sr. Unsec. Nts., 7/1/10                         670,000           637,551
--------------------------------------------------------------------------------
Citigroup, Inc.,
8.30% Jr. Sub. Bonds, 12/21/57 5                      380,000           397,919
--------------------------------------------------------------------------------
Clear Channel Communications, Inc.,
6.25% Nts., 3/15/11                                   710,000           643,002
--------------------------------------------------------------------------------
Coca-Cola Co. (The),
7.375% Unsec. Debs., 7/29/93                          360,000           447,482
--------------------------------------------------------------------------------
Cox Enterprises, Inc.,
4.375% Nts., 5/1/08 4                               1,075,000         1,071,633
--------------------------------------------------------------------------------
CSC Holdings, Inc.,
7.25% Sr. Unsec. Nts., 7/15/08                        845,000           848,169
--------------------------------------------------------------------------------
D.R. Horton, Inc.,
8% Sr. Nts., 2/1/09                                   285,000           277,093
--------------------------------------------------------------------------------
Delhaize America, Inc.,
9% Unsub. Debs., 4/15/31                              606,000           703,673
--------------------------------------------------------------------------------
Dillard's, Inc.,
6.625% Unsec. Nts., 11/15/08 3                        445,000           444,444
--------------------------------------------------------------------------------
Eastman Kodak Co.,
3.625% Nts., Series A, 5/15/08                        465,000           460,350
--------------------------------------------------------------------------------
EchoStar DBS Corp.,
5.75% Sr. Unsec. Nts., 10/1/08                      1,285,000         1,286,606
--------------------------------------------------------------------------------
El Paso Corp.,
6.50% Sr. Unsec. Nts., 6/1/08                         210,000           211,994
--------------------------------------------------------------------------------
Ford Motor Credit Co.,
9.75% Sr. Unsec. Nts., 9/15/10                      2,030,000         1,938,143

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
--------------------------------------------------------------------------------
Gap, Inc. (The),
10.05% Unsub. Nts., 12/15/08 5                   $    141,000   $       146,288
--------------------------------------------------------------------------------
General Motors Acceptance Corp.,
8% Bonds, 11/1/31                                     930,000           782,010
--------------------------------------------------------------------------------
Goldman Sachs Capital, Inc. (The),
6.345% Sub. Bonds, 2/15/34                          1,850,000         1,675,798
--------------------------------------------------------------------------------
HBOS plc, 6.413% Sub.
Perpetual Bonds, Series A 4,11                      3,100,000         2,529,544
--------------------------------------------------------------------------------
HSBC Finance Capital Trust IX,
5.911% Nts., 11/30/35 5                             2,300,000         2,131,412
--------------------------------------------------------------------------------
Hyundai Motor Manufacturing
Alabama LLC,
5.30% Sr. Unsec. Nts., 12/19/08 4                     610,000           612,242
--------------------------------------------------------------------------------
IPALCO Enterprises, Inc.,
8.375% Sr. Sec. Nts., 11/14/08 3,5                    540,000           552,150
--------------------------------------------------------------------------------
Kaneb Pipe Line Operating
Partnership LP,
5.875% Sr. Unsec. Nts., 6/1/13                        830,000           845,630
--------------------------------------------------------------------------------
Lennar Corp.,
7.625% Sr. Unsec. Nts., 3/1/09                      1,010,000           962,520
--------------------------------------------------------------------------------
Liberty Media Corp.,
7.875% Sr. Nts., 7/15/09                              290,000           295,870
--------------------------------------------------------------------------------
Liberty Media LLC,
7.75% Sr. Nts., 7/15/09                               950,000           974,424
--------------------------------------------------------------------------------
MBIA, Inc., 5.70% Sr. Unsec.
Unsub. Nts., 12/1/34                                  565,000           449,503
--------------------------------------------------------------------------------
MetLife, Inc., 6.40% Jr.
Unsec. Sub. Bonds, 12/15/66 5                       1,710,000         1,572,094
--------------------------------------------------------------------------------
MGM Mirage, Inc.,
6% Sr. Sec. Nts., 10/1/09                           1,305,000         1,305,000
--------------------------------------------------------------------------------
Monongahela Power Co.,
7.36% Unsec. Nts., Series A, 1/15/10                1,030,000         1,085,891
--------------------------------------------------------------------------------
NCR Corp., 7.125% Sr.
Unsec. Unsub. Nts., 6/15/09                           855,000           883,954
--------------------------------------------------------------------------------
PF Export Receivables Master Trust,
3.748% Sr. Nts., Series B, 6/1/13 4                   292,632           288,665
--------------------------------------------------------------------------------
Popular North America, Inc.,
4.70% Nts., 6/30/09                                 1,360,000         1,347,075
--------------------------------------------------------------------------------
Prudential Holdings LLC,
8.695% Bonds, Series C, 12/18/23 4                  1,285,000         1,542,810
--------------------------------------------------------------------------------
Prudential Insurance Co. of
America, 8.30% Nts., 7/1/25 4                       1,110,000         1,312,175
--------------------------------------------------------------------------------
Pulte Homes, Inc., 4.875% Nts., 7/15/09               450,000           419,012
--------------------------------------------------------------------------------
Qwest Corp., 5.625%
Unsec. Nts., 11/15/08 3                               131,000           131,000
--------------------------------------------------------------------------------
R&B Falcon Corp., 9.50% Sr.
Unsec. Nts., 12/15/08                                 500,000           521,389
--------------------------------------------------------------------------------
SLM Corp.:
3.95% Nts., Series A, 8/15/08                          25,000            24,400
4% Nts., 1/15/09                                      895,000           862,426


                        13 | OPPENHEIMER BALANCED FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                    PRINCIPAL
                                                       AMOUNT             VALUE
--------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
--------------------------------------------------------------------------------
Standard Pacific Corp., 5.125%
Sr. Unsec. Unsub. Nts., 4/1/09                   $    470,000   $       373,650
--------------------------------------------------------------------------------
TEPPCO Partners LP,
6.125% Nts., 2/1/13                                   490,000           510,987
--------------------------------------------------------------------------------
Tribune Co., 5.50% Nts.,
Series E, 10/6/08 3                                   765,000           723,881
--------------------------------------------------------------------------------
Univision Communications, Inc.,
3.875% Sr. Unsec. Nts., 10/15/08                      315,000           309,094
--------------------------------------------------------------------------------
Valero Logistics Operations LP,
6.05% Nts., 3/15/13                                   210,000           214,897
--------------------------------------------------------------------------------
Westar Energy, Inc.,
7.125% Sr. Unsec. Nts., 8/1/09                        985,000         1,016,675
                                                                ----------------
Total Non-Convertible Corporate Bonds
and Notes (Cost $46,483,119)                                         45,195,129

                                                       SHARES             VALUE
--------------------------------------------------------------------------------
INVESTMENT COMPANIES--3.3%
--------------------------------------------------------------------------------
Oppenheimer Institutional
Money Market Fund,
Cl. E, 5.03% 12,13
(Cost $16,578,809)                                 16,578,809   $    16,578,809
--------------------------------------------------------------------------------
TOTAL INVESTMENTS,
AT VALUE (COST $451,708,930)                            101.1%      512,689,616
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS
OF OTHER ASSETS                                          (1.1)       (5,342,326)
                                                 -------------------------------
NET ASSETS                                              100.0%  $   507,347,290
                                                 ===============================

INDUSTRY CLASSIFICATIONS ARE UNAUDITED.

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.

3. Illiquid security. The aggregate value of illiquid securities as of December 31, 2007 was $3,121,658, which represents 0.62% of the Fund's net assets. See
Note 9 of accompanying Notes.

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $8,067,199 or 1.59% of the Fund's net assets as of December 31, 2007.

5. Represents the current interest rate for a variable or increasing rate security.

6. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $7,931,734 or 1.56% of the Fund's net assets as of December 31, 2007.

7. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $360,497 or 0.07% of the Fund's net assets as of December 31, 2007.

8. All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $2,978,751. See Note 6 of accompanying Notes.

9. When-issued security or delayed delivery to be delivered and settled after December 31, 2007. See Note 1 of accompanying Notes.

10. All or a portion of the security was segregated by the Fund in the amount of $211,000, which represented 100.11% of the market value of securities sold short. See Note 1 of accompanying Notes.

11. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

12. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2007, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                                    SHARES         GROSS         GROSS              SHARES
                                                         DECEMBER 31, 2006     ADDITIONS    REDUCTIONS   DECEMBER 31, 2007
---------------------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market Fund, Cl. E              15,913,062   327,795,979   327,130,232          16,578,809

                                                                                                                  DIVIDEND
                                                                                                 VALUE              INCOME
---------------------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market Fund, Cl. E                                         $16,578,809   $         971,318

13. Rate shown is the 7-day yield as of December 31, 2007.

                                                                                             PRINCIPAL
                                                                                                AMOUNT
                                                                                            SOLD SHORT               VALUE
---------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS SOLD SHORT--0.0%
---------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 5.50%, 1/1/37 9 (Proceeds $209,549)                        $ (211,000)  $        (210,769)


                        14 | OPPENHEIMER BALANCED FUND/VA

--------------------------------------------------------------------------------
FUTURES CONTRACTS AS OF DECEMBER 31, 2007 ARE AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                        UNREALIZED
                                            NUMBER OF   EXPIRATION                    APPRECIATION
CONTRACT DESCRIPTION             BUY/SELL   CONTRACTS         DATE          VALUE   (DEPRECIATION)
---------------------------------------------------------------------------------------------------
U.S. Long Bonds                       Buy         211      3/19/08   $ 24,555,125       $ (114,034)
U.S. Treasury Nts., 2 yr.            Sell         305      3/31/08     64,126,250           28,657
U.S. Treasury Nts., 5 yr.             Buy         112      3/31/08     12,351,500           66,405
U.S. Treasury Nts., 10 yr.           Sell         184      3/19/08     20,863,875          (82,377)
                                                                                        -----------
                                                                                        $ (101,349)
                                                                                        ===========

--------------------------------------------------------------------------------
CREDIT DEFAULT SWAPS AS OF DECEMBER 31, 2007 ARE AS FOLLOWS:
--------------------------------------------------------------------------------

                                                         BUY/SELL  NOTIONAL
SWAP                                                       CREDIT    AMOUNT  PAY/RECEIVE  TERMINATION          PREMIUM
COUNTERPARTY         REFERENCE ENTITY                  PROTECTION    (000S)   FIXED RATE         DATE  PAID/(RECEIVED)      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
Barclays Bank plc:
                     Beazer Homes USA, Inc.                  Sell  $    305        2.100%     6/20/08          $    --  $ (16,313)
                     Capmark Financial Group, Inc.           Sell       520        1.000      6/20/12               --   (103,641)
                     CDX.NA.IG.9 Index                       Sell     3,750        0.600     12/20/12          (23,433)   (27,559)
                     CDX.NA.IG.9 Index                       Sell     1,875        0.600     12/20/12          (14,114)   (13,780)
                     Countrywide Home Loans, Inc.            Sell       675        0.750      9/20/08               --    (98,952)
                     Dillard's, Inc.                         Sell       370        1.900     12/20/08               --     (2,444)
                     iStar Financial, Inc.                   Sell       480        4.400     12/20/12               --      8,310
                     Lehman Brothers Holdings, Inc.          Sell     1,110        0.490      9/20/10               --    (28,124)
                     Merrill Lynch & Co., Inc.               Sell     2,090        0.680      9/20/08               --    (17,789)
                     Six Flags, Inc.                         Sell       535        8.250     12/20/08               --     (7,540)
                     Toys "R" Us, Inc.                       Sell       550        1.450      9/20/08               --    (10,940)
-----------------------------------------------------------------------------------------------------------------------------------
Credit Suisse International:
                     ArvinMeritor, Inc.                      Sell       885        1.550      9/20/08               --    (10,968)
                     Freescale Semiconductor, Inc.           Sell       515        0.600      3/20/08               --     (2,145)
                     Freescale Semiconductor, Inc.           Sell       545        0.750      3/20/08               --     (2,063)
                     Intelsat Ltd.                           Sell       570        3.450      9/20/08               --     (3,139)
                     Quebecor World, Inc.                    Sell       560        2.600      9/20/08               --    (50,386)
                     Rite Aid Corp.                          Sell       860        0.875      6/20/08               --    (19,246)
                     Saks, Inc.                              Sell       900        2.000      9/20/08               --     (2,771)
                     The Goodyear Tire & Rubber Co.          Sell       850        1.550      9/20/08               --      1,855
                     TXU Corp.                               Sell       175        5.910     12/20/12               --      5,064
                     TXU Corp.                               Sell       170        6.050     12/20/12               --      5,843
                     TXU Corp.                               Sell       175        6.000     12/20/12               --      5,064
                     Univision Communications, Inc.          Sell       250        0.750      3/20/08               --       (720)
-----------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG:
                     ABX.HE.AA.06-2 Index                    Sell       240        0.170      5/25/46          (28,798)   (91,477)
                     Allied Waste North America, Inc.        Sell       340        2.000      9/20/09               --     (1,656)
                     Allied Waste North America, Inc.        Sell       530        2.000      9/20/09               --     (2,581)
                     Capital One Bank                         Buy       610        1.700     12/20/12               --     10,775
                     Capital One Bank                         Buy       320        1.800     12/20/12               --      4,104
                     CDX.NA.HY.8 Index                       Sell       430        2.750      6/20/12          (29,598)   (21,353)
                     CDX.NA.HY.8 Index                       Sell       475        2.750      6/20/12          (41,226)   (23,587)
                     CDX.NA.HY.8 Index                       Sell       475        2.750      6/20/12          (28,757)   (23,587)
                     CDX.NA.HY.8 Index                       Sell       130        2.750      6/20/12          (17,702)    (6,455)
                     CDX.NA.IG.9 Index                       Sell     7,585        0.600     12/20/12          (45,709)   (57,190)
                     CDX.NA.IG.9 Index                       Sell     3,800        0.600     12/20/12          (21,652)   (28,652)
                     Centex Corp.                            Sell       135        1.550      9/20/09               --     (6,103)
                     Countrywide Home Loans, Inc.            Sell       435        3.250      9/20/08               --    (56,389)
                     Dillard's, Inc.                         Sell       225        0.750      9/20/08               --     (4,090)


                        15 | OPPENHEIMER BALANCED FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CREDIT DEFAULT SWAPS: Continued
--------------------------------------------------------------------------------

                                                           BUY/SELL  NOTIONAL
SWAP                                                         CREDIT    AMOUNT  PAY/RECEIVE  TERMINATION         PREMIUM
COUNTERPARTY   REFERENCE ENTITY                          PROTECTION    (000S)   FIXED RATE         DATE  PAID/(RECEIVED)      VALUE
------------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG: Continued
               Dow Jones CDX.NA.IG.7 Index                      Buy  $  4,700        0.400%    12/20/11      $       483  $  78,350
               Georgia-Pacific Corp.                           Sell       850        1.750      9/20/08               --      5,381
               Intelsat Ltd.                                   Sell       230        2.850      9/20/08               --     (1,414)
               iStar Financial, Inc.                           Sell       600        3.000     12/20/08               --    (11,013)
               iStar Financial, Inc.                           Sell        75        4.320     12/20/12               --        842
               iStar Financial, Inc.                           Sell     1,035        2.925     12/20/08               --    (19,742)
               Lehman Brothers Holdings, Inc.                  Sell     1,005        1.410      9/20/08               --        179
               Levi Strauss & Co.                              Sell       375        0.900      9/20/08               --     (4,030)
               Levi Strauss & Co.                              Sell       500        1.000      9/20/08               --     (5,001)
               MBIA, Inc.                                      Sell       555        0.520      9/20/08               --    (32,412)
               MBIA, Inc.                                      Sell       555        0.600      9/20/08               --    (32,123)
               Merrill Lynch & Co., Inc.                       Sell       280        1.850      6/20/08               --        903
               Owens-Illinois, Inc.                            Sell       475        1.250      9/20/08               --      1,050
               Tenet Healthcare Corp.                          Sell       870        1.600      3/20/09               --    (21,693)
               The Bear Stearns Cos., Inc.                     Sell     2,090        2.350      9/20/08               --      4,305
               Washington Mutual, Inc.                         Sell       610        4.500     12/20/08               --     (3,254)
               Washington Mutual, Inc.                         Sell       125        4.500     12/20/08               --       (667)
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs
Capital Markets LP:
               ABX.HE.AA.06-2 Index                            Sell        85        0.170      5/25/46           (7,003)   (32,298)
               ABX.HE.AA.06-2 Index                            Sell       330        0.170      5/25/46         (130,342)  (125,392)
               Capmark Financial Group, Inc.                   Sell       535        0.950      6/20/12               --   (106,482)
               Citigroup, Inc.                                 Sell       635        1.250      9/20/08               --    (16,192)
               D.R. Horton, Inc.                               Sell       475        4.210     12/20/08               --       (512)
               Dole Food Co., Inc.                             Sell       850        3.880      9/20/08               --     (3,826)
               First Data Corp.                                Sell       545        1.150      9/20/08               --     (3,930)
               General Mills, Inc.                             Sell       715        0.380     12/20/12               --       (197)
               iStar Financial, Inc.                           Sell        75        3.950     12/20/12               --         53
               K. Hovnanian Enterprises, Inc.                  Sell       310        6.750      9/20/08               --    (24,367)
               Merrill Lynch & Co., Inc.                       Sell       635        1.850      6/20/08               --      2,150
               Pulte Homes, Inc.                               Sell       800        2.750      9/20/09               --    (25,162)
               Quebecor World, Inc.                            Sell       255        3.000      9/20/08               --    (19,281)
               Sara Lee Corp.                                   Buy       695        0.419      9/20/12               --     (2,412)
               Smurfit-Stone Container Enterprises, Inc.       Sell       845        1.450      9/20/08               --        183
               Standard Pacific Corp.                          Sell       425        6.625      9/20/08               --    (43,488)
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs
International  Amkor Technology, Inc.                          Sell        80        2.650      9/20/08               --        692
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers
Special Financing, Inc.:
               Capital One Bank                                 Buy       365        1.800     12/20/12               --      5,857
               D.R. Horton, Inc.                               Sell       850        4.200     12/20/08               --       (413)
               General Mills, Inc.                             Sell       870        0.400     12/20/12               --       (382)
               Morgan Stanley                                  Sell     2,110        0.640      9/20/08               --     (8,976)
               Nortel Networks Corp.                           Sell       135        1.850      9/20/08               --       (332)
               Residential Capital LLC                         Sell       470        5.000      6/20/08          (61,100)   (51,439)
               Univision Communications, Inc.                  Sell        70        3.000     12/20/08               --       (432)
               Univision Communications, Inc.                  Sell       585        3.000     12/20/08               --     (2,209)
               Washington Mutual, Inc.                         Sell       285        4.400     12/20/08               --     (2,596)


                        16 | OPPENHEIMER BALANCED FUND/VA

                                                         BUY/SELL  NOTIONAL
SWAP                                                       CREDIT    AMOUNT  PAY/RECEIVE  TERMINATION         PREMIUM
COUNTERPARTY         REFERENCE ENTITY                  PROTECTION    (000S)   FIXED RATE         DATE  PAID/(RECEIVED)        VALUE
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley
Capital Services, Inc.:
                     ABX.HE.AA.06-2 Index                    Sell  $     85        0.170%     5/25/46       $  (6,791)  $   (32,253)
                     ABX.HE.AA.06-2 Index                    Sell       160        0.170      5/25/46         (15,999)      (60,015)
                     Beazer Homes USA, Inc.                  Sell       560        2.150      6/20/08              --       (25,932)
                     CDX.NA.IG.9 Index                       Sell     2,350        0.600     12/20/12         (18,605)      (17,797)
                     Countrywide Home Loans, Inc.            Sell       435        0.750      9/20/08              --       (57,406)
                     Countrywide Home Loans, Inc.            Sell     1,615        0.420      6/20/09              --      (328,606)
                     First Data Corp.                        Sell       345        1.350      9/20/08              --        (2,398)
                     Ford Motor Co.                          Sell     1,100        7.150     12/20/16              --       (31,190)
                     Ford Motor Co.                          Sell       525        7.050     12/20/16              --       (17,330)
                     General Motors Corp.                    Sell       545        5.800     12/20/16              --       (39,438)
                     General Motors Corp.                    Sell       535        5.750     12/20/16              --       (39,997)
                     Harrah's Operating Co., Inc.            Sell       385        2.200      9/20/08              --        (2,118)
                     Inco Ltd.                                Buy       550        0.630      3/20/17              --        (2,781)
                     Inco Ltd.                                Buy       545        0.700      3/20/17              --        (5,606)
                     J.C. Penney Co., Inc.                   Sell       545        1.300     12/20/17              --       (21,530)
                     J.C. Penney Co., Inc.                   Sell       525        1.070     12/20/17              --       (29,489)
                     K. Hovnanian Enterprises, Inc.          Sell       270        1.850      6/20/08              --       (18,467)
                     K. Hovnanian Enterprises, Inc.          Sell       270        1.850      6/20/08              --       (18,467)
                     Kohl's Corp.                             Buy       785        0.660     12/20/17              --        25,703
                     Kohl's Corp.                             Buy       820        0.870     12/20/17              --        13,721
                     Lennar Corp.                            Sell       535        2.900     12/20/08              --       (20,367)
                     Residential Capital LLC                 Sell     1,290        6.120      9/20/08              --      (210,940)
                     Residential Capital LLC                 Sell       105        5.000      6/20/08         (14,175)      (12,630)
                     Residential Capital LLC                 Sell       140        5.000      6/20/08         (20,300)      (16,840)
                     Residential Capital LLC                 Sell       265        5.000      6/20/08         (38,425)      (31,876)
                     Sara Lee Corp.                           Buy       890        0.418      9/20/12              --        (4,185)
                     Toys "R" Us, Inc.                       Sell       325        2.550      9/20/08              --        (3,498)
                     Tribune Co.                             Sell       505        1.000      6/20/08              --       (22,750)
                     Vale Overseas Ltd.                      Sell       550        1.100      3/20/17              --        (9,630)
                     Vale Overseas Ltd.                      Sell       545        1.170      3/20/17              --        (6,759)
                                                                                                            ------------------------
                                                                                                            $(563,246)  $(2,253,218)
                                                                                                            ========================

--------------------------------------------------------------------------------
INTEREST RATE SWAP AS OF DECEMBER 31, 2007 IS AS FOLLOWS:
--------------------------------------------------------------------------------

SWAP                                     NOTIONAL         PAID BY   RECEIVED BY   TERMINATION
COUNTERPARTY                               AMOUNT        THE FUND      THE FUND          DATE       VALUE
----------------------------------------------------------------------------------------------------------
                                                      Three-Month
Deutsche Bank AG                      $ 4,300,000   USD BBA LIBOR         5.529%      8/10/17   $ 359,666

Index abbreviation is as follows:

BBA LIBOR      British Bankers' Association London-Interbank Offered Rate


                        17 | OPPENHEIMER BALANCED FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL RETURN SWAPS AS OF DECEMBER 31, 2007 ARE AS FOLLOWS:
--------------------------------------------------------------------------------


                             NOTIONAL                    PAID BY                     RECEIVED BY   TERMINATION
SWAP COUNTERPARTY              AMOUNT                   THE FUND                        THE FUND          DATE      VALUE
-------------------------------------------------------------------------------------------------------------------------
                                        If negative,the absolute   If positive, the Total Return
                                             value of the Lehman     of the Lehman Brothers U.S.
                                          Brothers U.S. CMBS AAA    CMBS AAA 8.5+ Index minus 20
Barclays Bank plc          $3,200,000                 8.5+ Index                    basis points        6/1/08   $ 53,702
-------------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG:
                                        If negative,the absolute   If positive, the Total Return
                                             value of the Lehman     of the Lehman Brothers U.S.
                                          Brothers U.S. CMBS AAA       CMBS AAA 8.5+ Index minus
                            2,300,000                 8.5+ Index                 45 basis points        2/1/08     40,109
                                        If negative,the absolute   If positive, the Total Return
                                             value of the Lehman     of the Lehman Brothers U.S.
                                          Brothers U.S. CMBS AAA        CMBS AAA 8.5+ Index plus
                            6,680,000                 8.5+ Index                 60 basis points        2/1/08    122,337
                                        If negative,the absolute   If positive, the Total Return
                                             value of the Lehman     of the Lehman Brothers U.S.
                                          Brothers U.S. CMBS AAA        CMBS AAA 8.5+ Index plus
                              610,000                 8.5+ Index                 25 basis points        2/1/08     10,994
-------------------------------------------------------------------------------------------------------------------------
Lehman Brothers
Special Financing, Inc.:
                                        If negative,the absolute   If positive, the Total Return
                                             value of the Lehman     of the Lehman Brothers U.S.
                                          Brothers U.S. CMBS AAA       CMBS AAA 8.5+ Index minus
                            3,800,000                 8.5+ Index                 40 basis points        6/1/08     65,689
                                        If negative,the absolute
                                             value of the Lehman   If positive, the Total Return
                                          Brothers U.S. CMBS AAA     of the Lehman Brothers U.S.
                            2,840,000                 8.5+ Index             CMBS AAA 8.5+ Index        2/1/08     50,149
                                        If negative,the absolute   If positive, the Total Return
                                             value of the Lehman     of the Lehman Brothers U.S.
                                          Brothers U.S. CMBS AAA       CMBS AAA 8.5+ Index minus
                            3,100,000                 8.5+ Index                 20 basis points        5/1/08     54,423
                                        If negative,the absolute   If positive, the Total Return
                                             value of the Lehman     of the Lehman Brothers U.S.
                                          Brothers U.S. CMBS AAA        CMBS AAA 8.5+ Index plus
                            2,429,000                 8.5+ Index                 60 basis points        2/1/08     43,984
                                        If negative,the absolute   If positive, the Total Return
                                             value of the Lehman     of the Lehman Brothers U.S.
                                          Brothers U.S. CMBS AAA        CMBS AAA 8.5+ Index plus
                            3,244,000                 8.5+ Index                 55 basis points        5/1/08     58,621
                                        If negative,the absolute   If positive, the Total Return
                                             value of the Lehman     of the Lehman Brothers U.S.
                                          Brothers U.S. CMBS AAA       CMBS AAA 8.5+ Index minus
                            1,310,000                 8.5+ Index                 25 basis points        3/1/08     22,886
                                        If negative,the absolute   If positive, the Total Return
                                             value of the Lehman     of the Lehman Brothers U.S.
                                          Brothers U.S. CMBS AAA        CMBS AAA 8.5+ Index plus
                            4,300,000                 8.5+ Index                 45 basis points        5/1/08     77,381


                        18 | OPPENHEIMER BALANCED FUND/VA

                           NOTIONAL                     PAID BY                     RECEIVED BY   TERMINATION
SWAP COUNTERPARTY            AMOUNT                    THE FUND                        THE FUND          DATE       VALUE
-------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital
Services, Inc.:
                                      If negative, the absolute   If positive, the Total Return
                                            value of the Lehman     of the Lehman Brothers U.S.
                                         Brothers U.S. CMBS AAA    CMBS AAA 8.5+ Index minus 40
                         $2,700,000                  8.5+ Index                    basis points        6/1/08   $  41,284
                                      If negative, the absolute   If positive, the Total Return
                                            value of the Lehman     of the Lehman Brothers U.S.
                                         Brothers U.S. CMBS AAA     CMBS AAA 8.5+ Index plus 90
                          3,200,000                  8.5+ Index                    basis points        6/1/08      51,677
-------------------------------------------------------------------------------------------------------------------------
UBS AG:
                                      If negative, the absolute   If positive, the Total Return
                                            value of the Lehman     of the Lehman Brothers U.S.
                                         Brothers U.S. CMBS AAA    CMBS AAA 8.5+ Index minus 20
                          2,200,000                  8.5+ Index                    basis points        5/1/08      38,891
                                      If negative, the absolute   If positive, the Total Return
                                            value of the Lehman     of the Lehman Brothers U.S.
                                         Brothers U.S. CMBS AAA     CMBS AAA 8.5+ Index plus 60                    55,761
                                                                                                                ---------
                          3,036,000                  8.5+ Index                    basis points        2/1/08   $ 787,888
                                                                                                                =========

Index abbreviation is as follows:

CMBS   Commercial Mortgage-Backed Securities

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        19 | OPPENHEIMER BALANCED FUND/VA

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------------------------------------------
Investments, at value--see accompanying statement of investments:
Unaffiliated companies (cost $435,130,121)                                                          $   496,110,807
Affiliated companies (cost $16,578,809)                                                                  16,578,809
                                                                                                    ----------------
                                                                                                        512,689,616
--------------------------------------------------------------------------------------------------------------------
Cash                                                                                                         88,592
--------------------------------------------------------------------------------------------------------------------
Swaps, at value (net premiums received $413,861)                                                            983,202
--------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest, dividends and principal paydowns                                                                1,977,007
Investments sold (including $556,150 sold on a when-issued or delayed delivery basis)                       746,177
Shares of beneficial interest sold                                                                           10,095
Other                                                                                                        22,291
                                                                                                    ----------------
Total assets                                                                                            516,516,980

--------------------------------------------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------------------------------------------
Short positions, at value (proceeds of $209,549)--see accompanying statement of investments                 210,769
--------------------------------------------------------------------------------------------------------------------
Swaps, at value (premiums received $149,385)                                                              2,088,866
--------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $6,332,188 purchased on a when-issued or delayed delivery basis)         6,474,912
Shares of beneficial interest redeemed                                                                      180,188
Distribution and service plan fees                                                                           76,641
Shareholder communications                                                                                   60,026
Trustees' compensation                                                                                       11,454
Futures margins                                                                                               4,506
Transfer and shareholder servicing agent fees                                                                 1,754
Other                                                                                                        60,574
                                                                                                    ----------------
Total liabilities                                                                                         9,169,690

--------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                          $   507,347,290
                                                                                                    ================

--------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                                          $        30,977
--------------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                              416,727,958
--------------------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                                        12,343,063
--------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions                           17,902,140
--------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and
liabilities denominated in foreign currencies                                                            60,343,152
                                                                                                    ----------------
NET ASSETS                                                                                          $   507,347,290
                                                                                                    ================

--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------------------------------------------
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net
assets of $385,947,681 and 23,520,013 shares of beneficial interest outstanding)                    $         16.41
--------------------------------------------------------------------------------------------------------------------
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net
assets of $121,399,609 and 7,457,438 shares of beneficial interest outstanding)                     $         16.28

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        20 | OPPENHEIMER BALANCED FUND/VA

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2007
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
INVESTMENT INCOME
-------------------------------------------------------------------------------------------
Interest                                                                   $    12,817,658
-------------------------------------------------------------------------------------------
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $127,561)            3,695,235
Affiliated companies                                                               971,318
-------------------------------------------------------------------------------------------
Portfolio lending fees                                                              41,265
                                                                           ----------------
Total investment income                                                         17,525,476

-------------------------------------------------------------------------------------------
EXPENSES
-------------------------------------------------------------------------------------------
Management fees                                                                  3,873,049
-------------------------------------------------------------------------------------------
Distribution and service plan fees--Service shares                                 292,461
-------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Non-Service shares                                                                  10,126
Service shares                                                                      10,045
-------------------------------------------------------------------------------------------
Shareholder communications:
Non-Service shares                                                                  28,474
Service shares                                                                       7,439
-------------------------------------------------------------------------------------------
Trustees' compensation                                                              15,785
-------------------------------------------------------------------------------------------
Custodian fees and expenses                                                          6,031
-------------------------------------------------------------------------------------------
Administration service fees                                                          1,500
-------------------------------------------------------------------------------------------
Other                                                                               55,695
                                                                           ----------------
Total expenses                                                                   4,300,605
Less reduction to custodian expenses                                                  (514)
Less waivers and reimbursements of expenses                                       (143,162)
                                                                           ----------------
Net expenses                                                                     4,156,929

-------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                           13,368,547

-------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
-------------------------------------------------------------------------------------------
Net realized gain (loss) on:
Investments from unaffiliated companies                                         21,697,839
Closing and expiration of option contracts written                                 168,211
Closing and expiration of futures contracts                                       (798,790)
Foreign currency transactions                                                       (3,158)
Swap contracts                                                                  (1,179,992)
Increase from payment by affiliate                                                  51,312
                                                                           ----------------
Net realized gain                                                               19,935,422
-------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                    (13,187,154)
Translation of assets and liabilities denominated in foreign currencies            885,819
Futures contracts                                                                 (340,343)
Option contracts written                                                           (35,643)
Short positions                                                                     (1,220)
Swap contracts                                                                    (566,467)
                                                                           ----------------
Net change in unrealized appreciation                                          (13,245,008)

-------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $    20,058,961
                                                                           ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        21 | OPPENHEIMER BALANCED FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                           2007             2006
----------------------------------------------------------------------------------------
OPERATIONS
----------------------------------------------------------------------------------------
Net investment income                                   $   13,368,547   $   13,221,942
----------------------------------------------------------------------------------------
Net realized gain                                           19,935,422       49,442,386
----------------------------------------------------------------------------------------
Net change in unrealized appreciation                      (13,245,008)      (4,993,484)
                                                        --------------------------------

Net increase in net assets resulting from operations        20,058,961       57,670,844

----------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
----------------------------------------------------------------------------------------
Dividends from net investment income:
Non-Service shares                                         (10,919,746)     (10,383,550)
Service shares                                              (2,568,291)      (1,826,958)
                                                        --------------------------------
                                                           (13,488,037)     (12,210,508)
----------------------------------------------------------------------------------------
Distributions from net realized gain:
Non-Service shares                                         (34,150,478)     (22,826,230)
Service shares                                              (8,836,795)      (4,434,656)
                                                        --------------------------------
                                                           (42,987,273)     (27,260,886)

----------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Non-Service shares                                         (21,014,578)     (81,734,942)
Service shares                                              17,776,612       18,628,043
                                                        --------------------------------
                                                            (3,237,966)     (63,106,899)

----------------------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------------------
Total decrease                                             (39,654,315)     (44,907,449)
----------------------------------------------------------------------------------------
Beginning of period                                        547,001,605      591,909,054
                                                        --------------------------------
End of period (including accumulated net investment
income of $12,343,063 and $13,444,735, respectively)    $  507,347,290   $  547,001,605
                                                        ================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        22 | OPPENHEIMER BALANCED FUND/VA

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES     YEAR ENDED DECEMBER 31,               2007             2006           2005             2004             2003
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $  17.69      $     17.07      $   17.35      $     15.92      $     13.16
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                         .43 1            .40 1          .33 1            .26 1            .27
Net realized and unrealized gain                              .19             1.38            .31             1.33             2.90
                                                         ---------------------------------------------------------------------------
Total from investment operations                              .62             1.78            .64             1.59             3.17
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                         (.46)            (.36)          (.30)            (.16)            (.41)
Distributions from net realized gain                        (1.44)            (.80)          (.62)              --               --
                                                         ---------------------------------------------------------------------------
Total dividends and/or distributions to shareholders        (1.90)           (1.16)          (.92)            (.16)            (.41)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $  16.41      $     17.69      $   17.07      $     17.35      $     15.92
                                                         ===========================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                           3.79%           11.15%          3.89%           10.10%           24.96%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                 $385,948      $   435,639      $ 503,753      $   547,290      $   533,710
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                        $418,103      $   456,513      $ 522,754      $   528,655      $   475,389
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                        2.55%            2.42%          1.98%            1.59%            1.82%
Total expenses                                               0.75% 4          0.75% 4        0.74%            0.74%            0.76%
Expenses after payments, waivers and/or reimbursements
and reduction to custodian expenses                          0.73%            0.75%          0.74%            0.74%            0.76%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        68% 5            76% 5          67% 5            68% 5           248%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

   Year Ended December 31, 2007                0.75%
   Year Ended December 31, 2006                0.75%

5. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

                                     PURCHASE TRANSACTIONS   SALE TRANSACTIONS
      ------------------------------------------------------------------------
      Year Ended December 31, 2007          $  296,201,319      $  315,527,720
      Year Ended December 31, 2006          $  612,825,833      $  666,549,894
      Year Ended December 31, 2005          $1,224,652,741      $1,250,455,539
      Year Ended December 31, 2004          $1,460,076,994      $1,473,590,963

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        23 | OPPENHEIMER BALANCED FUND/VA

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

SERVICE SHARES     YEAR ENDED DECEMBER 31,                   2007             2006           2005             2004             2003
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $  17.57      $     16.97      $   17.26      $     15.87      $     13.14
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                         .38 1            .36 1          .29 1            .23 1            .39
Net realized and unrealized gain                              .19             1.37            .31             1.31             2.74
                                                         ---------------------------------------------------------------------------
Total from investment operations                              .57             1.73            .60             1.54             3.13
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                         (.42)            (.33)          (.27)            (.15)            (.40)
Distributions from net realized gain                        (1.44)            (.80)          (.62)              --               --
                                                         ---------------------------------------------------------------------------
Total dividends and/or distributions to shareholders        (1.86)           (1.13)          (.89)            (.15)            (.40)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $  16.28      $     17.57      $   16.97      $     17.26      $     15.87
                                                         ===========================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                           3.49%           10.86%          3.67%            9.79%           24.69%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                 $121,399      $   111,363      $  88,156      $    59,650      $    25,302
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                        $117,012      $   100,010      $  72,977      $    39,851      $     9,908
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                        2.30%            2.17%          1.74%            1.41%            1.37%
Total expenses                                               1.00% 4          1.01% 4        1.00%            1.02%            1.01%
Expenses after payments, waivers and/or
reimbursements and reduction to custodian expenses           0.98%            1.01%          1.00%            1.02%            1.01%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        68% 5            76% 5          67% 5            68% 5           248%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

      Year Ended December 31, 2007             1.00%
      Year Ended December 31, 2006             1.01%

5. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

                                     PURCHASE TRANSACTIONS   SALE TRANSACTIONS
      ------------------------------------------------------------------------
      Year Ended December 31, 2007          $  296,201,319      $  315,527,720
      Year Ended December 31, 2006          $  612,825,833      $  666,549,894
      Year Ended December 31, 2005          $1,224,652,741      $1,250,455,539
      Year Ended December 31, 2004          $1,460,076,994      $1,473,590,963

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        24 | OPPENHEIMER BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Balanced Fund/VA (the "Fund"), is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high total investment return, which includes current income and capital appreciation in the value of its shares. The Fund's investment adviser is OppenheimerFunds, Inc. (the "Manager").

      The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the closing price reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Shares of a registered investment company that are not traded on an exchange are valued at the acquired investment company's net asset value per share. "Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.


                        25 | OPPENHEIMER BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

As of December 31, 2007, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

                                    WHEN-ISSUED OR DELAYED DELIVERY
                                                 BASIS TRANSACTIONS
             ------------------------------------------------------
             Purchased securities                        $6,332,188
             Sold securities                                556,150

--------------------------------------------------------------------------------
SECURITIES SOLD SHORT. The Fund may short sale when-issued securities for future settlement. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss for the value of the open short position. The Fund records a realized gain or loss when the short position is closed out.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

      Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. The Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

--------------------------------------------------------------------------------
INVESTMENTS WITH OFF-BALANCE SHEET RISK. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund's Statement of Assets and Liabilities.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.


                        26 | OPPENHEIMER BALANCED FUND/VA

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund's tax return filings remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                NET UNREALIZED
                                                                  APPRECIATION
                                                              BASED ON COST OF
                                                                SECURITIES AND
   UNDISTRIBUTED    UNDISTRIBUTED             ACCUMULATED    OTHER INVESTMENTS
   NET INVESTMENT       LONG-TERM                    LOSS   FOR FEDERAL INCOME
   INCOME                    GAIN    CARRYFORWARD 1,2,3,4         TAX PURPOSES
   ---------------------------------------------------------------------------
   $ 16,571,460      $ 23,283,622            $ 10,520,209         $ 61,264,929

1. As of December 31, 2007, the Fund had $10,203,576 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2016.

2. The Fund had $316,633 of straddle losses which were deferred.

3. During the fiscal year ended December 31, 2007, the Fund did not utilize any capital loss carryforward.

4. During the fiscal year ended December 31, 2006, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for December 31, 2007. Net assets of the Fund were unaffected by the reclassifications.

                                      REDUCTION           REDUCTION
                                 TO ACCUMULATED  TO ACCUMULATED NET
   INCREASE                      NET INVESTMENT       REALIZED GAIN
   TO PAID-IN CAPITAL                    INCOME    ON INVESTMENTS 5
   ----------------------------------------------------------------
   $2,620,424                          $982,182          $1,638,242

5. $2,620,424, including $2,148,778 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

                                     YEAR ENDED          YEAR ENDED
                              DECEMBER 31, 2007   DECEMBER 31, 2006
   ----------------------------------------------------------------
   Distributions paid from:
   Ordinary income            $      14,806,317   $      15,967,610
   Long-term capital gain            41,668,993          23,503,784
                              -------------------------------------
   Total                      $      56,475,310   $      39,471,394
                              =====================================


                        27 | OPPENHEIMER BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES Continued

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2007 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

      Federal tax cost of securities         $   451,781,808
      Federal tax cost of other investments      (49,749,601)
                                             ---------------
      Total federal tax cost                 $   402,032,207
                                             ===============

      Gross unrealized appreciation          $    76,391,860
      Gross unrealized depreciation              (15,126,931)
                                             ---------------
      Net unrealized appreciation            $    61,264,929
                                             ===============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Market discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.


                        28 | OPPENHEIMER BALANCED FUND/VA

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                  YEAR ENDED DECEMBER 31, 2007    YEAR ENDED DECEMBER 31, 2006
                                       SHARES           AMOUNT        SHARES            AMOUNT
-----------------------------------------------------------------------------------------------
NON-SERVICE SHARES
Sold                                  999,612    $  16,748,816       714,924    $   11,819,806
Dividends and/or distributions
reinvested                          2,818,651       45,070,224     2,069,145        33,209,780
Redeemed                           (4,921,045)     (82,833,618)   (7,669,019)     (126,764,528)
                                  -------------------------------------------------------------
Net decrease                       (1,102,782)   $ (21,014,578)   (4,884,950)   $  (81,734,942)
                                  =============================================================

-----------------------------------------------------------------------------------------------
SERVICE SHARES
Sold                                1,507,547    $  25,038,747     1,978,250    $   32,390,681
Dividends and/or distributions
   reinvested                         717,301       11,405,086       392,086         6,261,614
Redeemed                           (1,107,184)     (18,667,221)   (1,226,866)      (20,024,252)
                                  -------------------------------------------------------------
Net increase                        1,117,664    $  17,776,612     1,143,470    $   18,628,043
                                  =============================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 31, 2007, were as follows:

                                              PURCHASES           SALES
         --------------------------------------------------------------
         Investment securities            $ 265,696,290   $ 318,970,030
         U.S. government and government
         agency obligations                  69,453,129      87,609,277
         To Be Announced (TBA)
         mortgage-related securities        296,201,319     315,527,720

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

         FEE SCHEDULE
         ---------------------------------
         Up to $200 million          0.75%
         Next $200 million           0.72
         Next $200 million           0.69
         Next $200 million           0.66
         Over $800 million           0.60

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services ("OFS"), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended December 31, 2007, the Fund paid $20,142 to OFS for services to the Fund.


                        29 | OPPENHEIMER BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

      Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 per class, for class level assets of $10 million or more. Each class is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FOR SERVICE SHARES. The Fund has adopted a Distribution and Service Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the "Distributor"), for distribution related services, personal service and account maintenance for the Fund's Service shares. Under the Plan, payments are made periodically at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund's assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. Effective September 1, 2007, the Manager voluntarily agreed to waive a portion of the advisory fee and/or reimburse certain expenses so the total expenses of the Fund will not exceed 0.67% of average net assets for Non-Service shares and 0.92% of average annual net assets for Service shares. During the year ended December 31, 2007, OFS waived $93,799 and $30,812 for Non-Service and Service shares, respectively. This voluntary waiver and/or reimbursement may be withdrawn at any time.

      OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

      The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF. During the year ended December 31, 2007, the Manager waived $18,551 for IMMF management fees.

      During the year ended December 31, 2007, the Manager voluntarily reimbursed the Fund $51,312 for certain transactions. The payment increased the Fund's total returns by less than 0.01%.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

      Foreign currency exchange contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

      Risks to the Fund include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the coun-terparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received.

      As of December 31, 2007, the Fund had no outstanding forward contracts.

--------------------------------------------------------------------------------
6. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts that relate to broadly based securities indices (financial futures), debt securities (interest rate futures) and various commodities (commodity index futures). The Fund may also buy or write put or call options on these futures contracts.


                        30 | OPPENHEIMER BALANCED FUND/VA

      Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

      Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

--------------------------------------------------------------------------------
7. OPTION ACTIVITY

      The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

      Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

      Securities designated to cover outstanding call or put options are noted in the Statement of Investments where applicable. Options written are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities.

      The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Written option activity for the year ended December 31, 2007 was as follows:

                                                    CALL OPTIONS
                                        ------------------------
                                        NUMBER OF      AMOUNT OF
                                        CONTRACTS       PREMIUMS
       ---------------------------------------------------------
       Options outstanding as of
       December 31, 2006                       89   $     46,768
       Options written                        437        149,192
       Options closed or expired             (526)      (195,960)
                                        ------------------------
       Options outstanding as of
       December 31, 2007                       --   $         --
                                        ========================


                        31 | OPPENHEIMER BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
8. SWAP CONTRACTS

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

      Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The value of the contracts is separately disclosed on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counter-party, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

      Risks of entering into swap contracts include credit, market and liquidity risk. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received. Market risk is the risk that the value of the contract will depreciate due to unfavorable changes in the reference asset. If there is an illiquid market for the agreement, the Fund may be unable to close the contract prior to contract termination.

--------------------------------------------------------------------------------
CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Fund may enter into credit default swaps on a single security, or a basket of securities.

      In a credit default swap contract, the purchaser of the contract will pay a periodic interest fee, similar to an insurance premium, on the notional amount of the swap contract to the counterparty (the seller of the contract). If there is a credit event (for example, bankruptcy or a failure to timely pay interest or principal), the purchaser will exercise the contract and will receive a payment from the seller of the contract equal to the notional value of the credit default swap contract less the value of the underlying security. In the event that the credit default swap is exercised due to a credit event, the difference between the value of the underlying security and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

      Risks of credit default swaps include, but are not limited to, the cost of paying for credit protection if there are no credit events.

--------------------------------------------------------------------------------
INTEREST RATE SWAP CONTRACTS. An interest rate swap is an agreement between counterparties to exchange periodic interest payments on the notional amount of the contract. One cash flow stream will typically be a floating rate payment based upon a specified index while the other is typically a fixed rate.

      Interest rate swap agreements include interest rate risk. There is a risk, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will be greater than the payments it received.

--------------------------------------------------------------------------------
TOTAL RETURN SWAP CONTRACTS. A total return swap is an agreement between counterparties to exchange a set of future cash flows on the notional amount of the contract. One cash flow is typically based on a reference interest rate or index and the other on the total return of a reference asset such as a security, a basket of securities, or an index. The total return includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

--------------------------------------------------------------------------------
9. ILLIQUID SECURITIES

As of December 31, 2007, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.


                        32 | OPPENHEIMER BALANCED FUND/VA

--------------------------------------------------------------------------------
10. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

      As of December 31, 2007, the Fund had no securities on loan.

--------------------------------------------------------------------------------
11. RECENT ACCOUNTING PRONOUNCEMENT

In September 2006, Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of December 31, 2007, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.


                        33 | OPPENHEIMER BALANCED FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER BALANCED FUND/VA:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Balanced Fund/VA (the "Fund"), a series of Oppenheimer Variable Account Funds, including the statement of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
February 13, 2008


                        34 | OPPENHEIMER BALANCED FUND/VA

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2008, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2007. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Capital gain distributions of $1.3955 per share were paid to Non-service and Service shareholders, respectively, on March 12, 2007. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

      Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2007 which are not designated as capital gain distributions should be multiplied by 14.63% to arrive at the amount eligible for the corporate dividend-received deduction.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                        35 | OPPENHEIMER BALANCED FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                        36 | OPPENHEIMER BALANCED FUND/VA

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Trustees (the "Board"), including a majority of the independent Trustees, is required to determine whether to renew the Fund's investment advisory agreement (the "Agreement"). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

      The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager's services, (ii) the investment performance of the Fund and the Manager,
(iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. Outlined below is a summary of the principal information considered by the Board as well as the Board's conclusions.

      The Board was aware that there are alternatives to retaining the Manager.

      NATURE, QUALITY AND EXTENT OF SERVICES. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager's key personnel who provide such services. The Manager's duties include providing the Fund with the services of the portfolio managers and the Manager's investment team, who provide research, analysis and other advisory services in regard to the Fund's investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund's investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund's operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund's shares. The Manager also provides the Fund with office space, facilities and equipment.

      The Board also considered the quality of the services provided and the quality of the Manager's resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager's administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager's key personnel and the size and functions of its staff providing investment management services to the Fund. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Emmanuel Ferreira, Angelo Manioudakis and the Manager's Value and Core Plus investment teams and analysts. Mr. Leavy has been a portfolio manager of the Fund since May 2003 and Messrs. Ferreira and Manioudakis have been portfolio managers of the Fund since January 2003. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. In light of the foregoing, the Board concluded that the Fund benefits from the services provided under the Agreement as a result of the Manager's experience, reputation, personnel, operations, and resources.


                        37 | OPPENHEIMER BALANCED FUND/VA

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited / Continued
--------------------------------------------------------------------------------

      INVESTMENT PERFORMANCE OF THE MANAGER AND THE FUND. During the year, the Manager provided information on the investment performance of the Fund and the Manager at each Board meeting, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund's historical performance to relevant market indices and to the performance of other mixed asset target allocation moderate funds underlying variable insurance products. The Board noted that the Fund's one-year, three-year, five-year and ten-year performance were better than its peer group median.

      COSTS OF SERVICES AND PROFITS REALIZED BY THE MANAGER. The Board considered information regarding the Manager's costs in serving as the Fund's investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager's profitability from its relationship with the Fund. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other mixed asset target allocation moderate funds underlying variable insurance products. The Board noted that the Fund's contractual and actual management fees are higher than its peer group median. Based on this evaluation of the Fund's fees and expenses, the Board requested, and the Manager agreed to voluntarily waive a portion of the fund's management fee so that annual total expenses will not exceed 0.67% for Non-service shares and 0.92% for Service shares.

      ECONOMIES OF SCALE. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund's assets grow.

      OTHER BENEFITS TO THE MANAGER. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager's affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders.

      CONCLUSIONS. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees' counsel are both independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement for another year. In arriving at this decision, the Board considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.


                        38 | OPPENHEIMER BALANCED FUND/VA

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH THE   PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD; NUMBER OF
FUND, LENGTH OF SERVICE, AGE      PORTFOLIOS IN THE FUND COMPLEX CURRENTLY OVERSEEN

INDEPENDENT                       THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL, COLORADO
TRUSTEES                          80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR HER RESIGNATION,
                                  RETIREMENT, DEATH OR REMOVAL.

WILLIAM L. ARMSTRONG,             President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company
Chairman of the Board of          (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso
Trustees (since 2003),            Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman,
Trustee (since 1999)              Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas
Age: 70                           drilling/production company) (since 1992), Campus Crusade for Christ (non-profit) (since 1991);
                                  Former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization)
                                  (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc.
                                  (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency)
                                  (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004),
                                  Storage Technology Corporation (computer equipment company) (1991-2003) and International Family
                                  Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991).
                                  Oversees 39 portfolios in the OppenheimerFunds complex.

GEORGE C. BOWEN,                  Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April
Trustee (since 1999)              1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April
Age: 71                           1999); Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April
                                  1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999). Oversees 39 portfolios in the
                                  OppenheimerFunds complex.

EDWARD L. CAMERON,                Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-May
Trustee (since 1999)              2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of
Age: 69                           Price Waterhouse LLP Global Investment Management Industry Services Group (financial services firm) (July 1994-June 1998). Oversees 39 portfolios in the OppenheimerFunds complex.

JON S. FOSSEL,                    Director of UNUMProvident (insurance company) (since June 2002); Director of Northwestern Energy
Trustee (since 1990)              Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals
Age: 66                           (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization)
                                  (February 1998-February 2003 and since February 2005); Chairman and Director (until October 1996)
                                  and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief
                                  Executive Officer and Director of the following: Oppenheimer Acquisition Corp. ("OAC") (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services,
                                  Inc. (until October 1995). Oversees 39 portfolios in the OppenheimerFunds complex.

SAM FREEDMAN,                     Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held
Trustee (since 1996)              several positions with the Manager and with subsidiary or affiliated companies of the Manager
Age: 67                           (until October 1994). Oversees 39 portfolios in the OppenheimerFunds complex.

BEVERLY L. HAMILTON,              Trustee of Monterey Institute for International Studies (educational organization) (since
Trustee (since 2002)              February 2000); Board Member of Middlebury College (educational organization) (since December
Age: 61                           2005); Director of The California Endowment (philanthropic organization) (since April 2002);
                                  Director (February 2002-2005) and Chairman of Trustees (since 2006) of the Community Hospital of
                                  Monterey Peninsula; Director (October 1991-2005) and Vice Chairman (since 2006) of American
                                  Funds' Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management
                                  Company (February 1991-April 2000); Member of the investment committees of The Rockefeller
                                  Foundation (since 2001) and The University of Michigan (since 2000); Advisor at Credit Suisse
                                  First Boston's Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of
                                  MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series
                                  Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003).
                                  Oversees 39 portfolios in the OppenheimerFunds complex.


                        39 | OPPENHEIMER BALANCED FUND/VA

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

ROBERT J. MALONE,                 Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University
Trustee (since 2002)              (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of
Age: 63                           Steele Street State Bank (commercial banking) (since August 2003); Director of Colorado UpLIFT
                                  (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc.
                                  (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004);
                                  and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees
                                  39 portfolios in the OppenheimerFunds complex.

F. WILLIAM MARSHALL, JR.,         Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company)
Trustee (since 2000)              (since 1996) and MML Series Investment Fund (investment company) (since 1996); Trustee of
Age: 65                           Worcester Polytech Institute (since 1985); Chairman (since 1994) of the Investment Committee of the Worcester Polytech Institute (private university); President and Treasurer of the SIS Funds
                                  (private charitable fund) (since January 1999); Chairman of SIS & Family Bank, F.S.B. (formerly
                                  SIS Bank) (commercial bank) (January 1999-July 1999); and Executive Vice President of Peoples
                                  Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999). Oversees 41 portfolios in the OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW
AND OFFICER                       YORK, NEW YORK 10281-1008. MR. MURPHY SERVES AS A TRUSTEE FOR AN INDEFINITE TERM, OR UNTIL HIS
                                  RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER FOR AN INDEFINITE TERM, OR UNTIL HIS
                                  RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR. MURPHY IS AN INTERESTED TRUSTEE DUE TO HIS
                                  POSITIONS WITH OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

JOHN V. MURPHY,                   Chairman, Chief Executive Officer and Director of the Manager (since June 2001); President of the
Trustee, President and            Manager (September 2000-March 2007); President and director or trustee of other Oppenheimer
Principal Executive Officer       funds; President and Director of Oppenheimer Acquisition Corp. ("OAC") (the Manager's parent
(since 2001)                      holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the
Age: 58                           Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the
                                  Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and
                                  of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July
                                  2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset
                                  Management Corporation, Trinity Investment Management Corporation and Tremont Capital Management,
                                  Inc. (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments,
                                  Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of
                                  Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life
                                  Insurance Company (OAC's parent company) (since February 1997); Director of DLB Acquisition
                                  Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman
                                  (since October 2007) and Member of the Investment Company Institute's Board of Governors (since
                                  October 2003). Oversees 102 portfolios in the OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS OF                 THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS. FERREIRA, ZACK,
THE FUND                          GILLESPIE AND MS. BLOOMBERG, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NEW YORK
                                  10281-1008; FOR MESSRS. VANDEHEY, WIXTED, PETERSEN, SZILAGYI AND MS. IVES, 6803 S. TUCSON WAY,
                                  CENTENNIAL, COLORADO 80112-3924; FOR MESSRS. MANIOUDAKIS, BOMFIM, CAAN, GORD AND SWANEY, 470
                                  ATLANTIC AVENUE, 11TH FLOOR, BOSTON, MASSACHUSETTS 02210. EACH OFFICER SERVES FOR AN INDEFINITE
                                  TERM OR UNTIL HIS OR HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

EMMANUEL FERREIRA,                Vice President of the Manager (since January 2003); Portfolio Manager at Lashire Investments
Vice President and Portfolio      (July 1999-December 2002). A portfolio manager and officer of 3 portfolios in the
Manager (since 2003)              OppenheimerFunds complex.
Age: 40

ANGELO G. MANIOUDAKIS,            Senior Vice President of the Manager and of HarbourView Asset Management Corporation (since April
Vice President and Portfolio      2002) and of OFI Institutional Asset Management, Inc. (since June 2002); Vice President of
Manager (since 2003)              Oppenheimer Real Asset Management, Inc. (since November 2006). Executive Director and portfolio
Age: 41                           manager for MSIM/Miller, Anderson & Sherrerd, (Morgan Stanley Asset Management) (August
                                  1993-April 2002). A portfolio manager and officer of 15 portfolios in the OppenheimerFunds complex.


                        40 | OPPENHEIMER BALANCED FUND/VA

ANTULIO N. BOMFIM,                Vice President of the Manager (since October 2003); Senior Economist at the Board of Governors of
Vice President and Portfolio      the Federal Reserve System (June 1992-October 2003). A portfolio manager and officer of 12
Manager (since 2006)              portfolios in the OppenheimerFunds complex.
Age: 41

GEOFFREY CAAN,                    Vice President and Portfolio Manager of the Manager (since August 2003); Vice President of ABN
Vice President and Portfolio      AMRO NA, Inc. (June 2002-August 2003); Vice President of Zurich Scudder Investments (January
Manager (since 2006)              1999-June 2002). A portfolio manager and officer of 12 portfolios in the OppenheimerFunds
Age: 38                           complex.

BENJAMIN J. GORD,                 Vice President of the Manager (since April 2002) of HarbourView Asset Management Corporation
Vice President and Portfolio      (since April 2002) and of OFI Institutional Asset Management, Inc. (as of June 2002); Executive
Manager (since 2006)              Director and senior fixed income analyst at Miller Anderson & Sherrerd, a division of Morgan
Age: 45                           Stanley Investment Management (April 1992-March 2002). A portfolio manager and officer of 12 portfolios in the OppenheimerFunds complex.

THOMAS SWANEY,                    Vice President of the Manager (since April 2006); senior analyst, high grade investment team
Vice President and Portfolio      (June 2002-March 2006); senior fixed income analyst at Miller Anderson & Sherrerd, a division of
Manager (since 2006)              Morgan Stanley Investment Management (May 1998-May 2002). A portfolio manager and officer of 12
Age: 35                           portfolios in the OppenheimerFunds complex.

MARK S. VANDEHEY,                 Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief
Vice President and Chief          Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and
Compliance Officer                Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor,
(since 2004)                      Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983);
Age: 57                           Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An
                                  officer of 102 portfolios in the OppenheimerFunds complex.

BRIAN W. WIXTED,                  Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the
Treasurer and Principal           following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc.,
Financial & Accounting            Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership
Officer (since 1999)              Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000),
Age: 48                           OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional
                                  Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial
                                  Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000);
                                  Assistant Treasurer of the following: OAC (since March 1999), Centennial Asset Management
                                  Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June
                                  2003). An officer of 102 portfolios in the OppenheimerFunds complex.

BRIAN S. PETERSEN,                Vice President of the Manager (since February 2007); Assistant Vice President of the Manager
Assistant Treasurer               (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November
(since 2004)                      1998-July 2002). An officer of 102 portfolios in the OppenheimerFunds complex.
Age: 37

BRIAN C. SZILAGYI,                Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting and
Assistant Treasurer               Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of Berger
(since 2005)                      Financial Group LLC (May 2001-March 2003). An officer of 102 portfolios in the OppenheimerFunds
Age: 37                           complex.


                        41 | OPPENHEIMER BALANCED FUND/VA

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

ROBERT G. ZACK,                   Executive Vice President (since January 2004) and General Counsel (since March 2002) of the
Vice President and                Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel
Secretary (since 2001)            of Centennial Asset Management Corporation (since December 2001); Senior Vice President and
Age: 59                           General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and
                                  General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and
                                  Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc;
                                  Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002);
                                  Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President,
                                  General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services,
                                  Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private
                                  Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds
                                  Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional
                                  Asset Management, Inc. (since November 2001); Director of OppenheimerFunds (Asia) Limited (since
                                  December 2003); Senior Vice President (May 1985-December 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

LISA I. BLOOMBERG,                Vice President and Associate Counsel of the Manager (since May 2004); First Vice President (April
Assistant Secretary               2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services,
(since 2004)                      Inc. An officer of 102 portfolios in the OppenheimerFunds complex.
Age: 40

PHILLIP S. GILLESPIE,             Senior Vice President and Deputy General Counsel of the Manager (since September 2004); First
Assistant Secretary               Vice President (2000-September 2004), Director (2000-September 2004) and Vice President
(since 2004)                      (1998-2000) of Merrill Lynch Investment Management. An officer of 102 portfolios in the
Age: 44                           OppenheimerFunds complex.

KATHLEEN T. IVES,                 Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since October 2003)
Assistant Secretary               of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the
(since 2001)                      Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003);
Age: 42                           Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant
                                  Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since
                                  December 2001); Assistant Counsel of the Manager (August 1994-October 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING 1.800.981.2871.


                        42 | OPPENHEIMER BALANCED FUND/VA



ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Edward L. Cameron, the Chairman of the Board's Audit Committee, and George C. Bowen, a member of the Board's Audit Committee, are audit committee financial experts and that Messrs. Cameron and Bowen are "independent" for purposes of this Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)   Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $317,675 in fiscal 2007 and $230,000 in fiscal 2006.

(b)   Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years in fiscal 2007.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2007 and $40,000 in fiscal 2006 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Review of management's assessment of the financial statements disclosure impacts of an IRS private letter ruling.

(c)   Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(d)   All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2007 and $12,075 in fiscal 2006.

The principal accountant for the audit of the registrant's annual financial statements billed $32,732 in fiscal 2007 and no such fees in fiscal 2006 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include professional services for 22c-2 program and compliance review.

(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

      The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

      Under applicable laws, pre-approval of non-audit services maybe waived provided that:

      1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided
      2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

      (2)   100%

(f)   Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $32,732 in fiscal 2007 and $52,075 in fiscal 2006 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)   No such services were rendered.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S GOVERNANCE COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Governance Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

      o the name, address, and business, educational, and/or other pertinent background of the person being recommended;

      o a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

      o any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

      o the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

      The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

ITEM 11. CONTROLS AND PROCEDURES.

Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2007, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)   (1) Exhibit attached hereto.

      (2) Exhibits attached hereto.

      (3) Not applicable.

(b)   Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Variable Account Funds

By: /s/ John V. Murphy
    ---------------------------
    John V. Murphy
    Principal Executive Officer

Date: 02/07/2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John V. Murphy
    ---------------------------
    John V. Murphy
    Principal Executive Officer

Date: 02/07/2008

By: /s/ Brian W. Wixted
    ---------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 02/07/2008